UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-21977

Invesco Exchange-Traded Fund Trust II
(Exact name of registrant as specified in charter)

3500 Lacey Road Downers Grove, IL 60515
(Address of principal executive offices) (Zip code)
Daniel E. Draper President 3500 Lacey Road Downers Grove, IL 60515
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

August 31, 2018

YAO	Invesco China All-Cap ETF
CQQQ	Invesco China Technology ETF
CGW	Invesco S&P Global Water Index ETF
GHII	Invesco S&P High Income Infrastructure ETF
SEA	Invesco Shipping ETF
TAN	Invesco Solar ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Domestic Equity

The fiscal period proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal period unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low—a hallmark of 2017.

At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1

Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal period, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal period ended the same way it began with several US equity indexes reaching new record highs.

Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal period: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Treasury
[2]	Source: US Federal Reserve

International Equity

Global equity markets delivered positive returns for the fiscal period ended August 31, 2018. That positive performance was despite significant turbulence in late January and early February 2018, when stocks were whipsawed—first by concerns about accelerated US Federal Reserve tightening and then, later in the year, by fears of brewing trade wars. Geopolitical risks and tighter monetary policies overseas were additional headwinds to global equity markets. In spite of these risks, global equities generally rose during the fiscal period.

In Europe, economic growth remained positive amid improving employment, industrial production and consumption trends in many countries. However, European equity markets retrenched in August amid concerns regarding Italy’s budget concerns and contagion fears regarding the Turkish lira. The political environment in Germany improved, with Chancellor Angela Merkel finally securing a coalition government in order to continue her leadership. French President Emmanuel Macron continued his efforts at labor reform, boosting business confidence and business spending. The European Central Bank remained supportive of European equities, maintaining a dovish tone throughout the fiscal period.

Weakness in emerging equity markets during August was broad based. Investors worried about threats to global trade as the US prepared to impose tariffs on an additional $200 billion worth of Chinese imports. While the prospect of a deepening trade dispute pushed Chinese equity markets into negative territory, Latin America was the worst-performing region, with losses in Brazil accentuated by political uncertainties and currency weakness. Economic growth in emerging markets remained relatively strong over the fiscal period. However, volatility increased toward the end of the fiscal period with several markets registering losses.

At the close of the fiscal period, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

3

YAO	Manager’s Analysis
Invesco China All-Cap ETF (YAO)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim China All-Cap ETF (the “Predecessor Fund”) was reorganized into Invesco China All-Cap ETF (formerly known as PowerShares China All-Cap Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and Index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco China All-Cap ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China All Cap Index (the “Index”). The Index is designed to measure and monitor the performance of the investable universe of publicly traded companies based in mainland China (as classified by the S&P BMI Country Code classification system). The Index was created by AlphaShares, LLC ( the “Index Provider”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all categories of market capitalizations, as defined by the Index Provider (subject to a minimum float-adjusted capitalization of U.S. $400 million). The Index may include Hong Kong listed securities, including China H-shares and Red Chip shares. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or The Nasdaq Stock Market. The Index does not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2018, on a market price basis, the Fund returned (0.44)%. On a net asset value (“NAV”) basis, the Fund returned 0.19%. During the same time period, the Index returned 1.03%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned 0.22%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 450 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Chinese equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the information technology sector as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended August 31, 2018, the health care sector contributed most significantly to the Fund’s return, followed by the energy and consumer staples sectors, respectively. The consumer discretionary and telecommunication services sectors were the greatest detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2018, included Ping An Insurance Group Co. of China Ltd., H-Shares (China), a financials company (portfolio average weight of 3.49%), and CNOOC Ltd. (China), an energy company (portfolio average weight of 1.71%). Positions that detracted most significantly from the Fund’s return during this period included JD.com, Inc., Class A ADR (China), a consumer discretionary company (portfolio average weight of 2.23%), and China Life Insurance Co. Ltd., H-Shares (China), a financials company (portfolio average weight of 1.55%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Financials	26.8
Information Technology	21.8
Consumer Discretionary	11.7
Real Estate	7.5
Energy	6.6
Industrials	6.4
Telecommunication Services	5.2
Health Care	4.7
Consumer Staples	3.5
Utilities	3.0
Materials	2.6
Money Market Funds Plus Other Assets Less Liabilities	0.2

4

Invesco China All-Cap ETF (YAO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
China Construction Bank Corp., H-Shares	5.4
Alibaba Group Holding Ltd. ADR	5.2
Baidu, Inc. ADR	4.8
Tencent Holdings Ltd.	4.5
Industrial & Commercial Bank of China Ltd., H-Shares	4.4
China Mobile Ltd.	4.0
Ping An Insurance Group Co. of China Ltd., H-Shares	3.7
Bank of China Ltd., H-Shares	2.6
CNOOC Ltd.	2.2
China Petroleum & Chemical Corp. (Sinopec), H-Shares	2.0
Total	38.8

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
AlphaShares China All Cap Index	1.03%	13.66%	46.84%	8.69%	51.70%	5.55%	61.36%
MSCI China Index (Net)	0.22	13.49	46.16	9.27	55.79	5.14	55.89
Fund
NAV Return	0.19	12.87	43.81	8.23	48.54	5.17	56.36
Market Price Return	(0.44)	13.20	45.07	8.28	48.87	5.13	55.79

5

Invesco China All—Cap ETF (YAO) (continued)

Predecessor Fund Inception: October 19, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

6

CQQQ	Manager’s Analysis
Invesco China Technology ETF (CQQQ)

Welcome to Invesco! Effective after the close of business on May 18, 2018, Guggenheim China Technology ETF (the “Predecessor Fund”) was reorganized into Invesco China Technology ETF (formerly known as PowerShares China Technology Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and Index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco China Technology ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Technology Index (the “Index”). The Index is designed to measure and monitor the performance of the universe of publicly traded companies which are based in mainland China, Hong Kong or Macau (as classified by the S&P BMI Country Code classification system), are in the Information Technology Sector, as defined by S&P Global Industry Classification Standard (“GICS”) and are open to foreign investment. The Index was created by AlphaShares, LLC (“AlphaShares” or the “Index Provider”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all categories of market capitalizations, as defined by the Index Provider (subject to a minimum float-adjusted capitalization of U.S. $150 million). The Index may include Hong Kong listed securities, including China H-shares and Red Chip shares. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or The Nasdaq Stock Market. The Index does not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2018, on a market price basis, the Fund returned (9.33)%. On a net asset value (“NAV”) basis, the Fund returned (9.05)%. During the same time period, the Index returned (8.58)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned 0.22%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 450 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Chinese equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the internet software & services sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the electronic components and electronic manufacturing services sub-industries.

For the fiscal year ended August 31, 2018, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the technology distributors sub-industry. The electronic components, electronic manufacturing services and the internet software & services sub-industries were the primary detracting sub-industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2018, included 58.com, Inc., Class A ADR (China) ,an internet software & services company (portfolio average weight of 4.27%), and Lenovo Group Ltd. (China), a technology hardware, storage & peripherals company (portfolio average weight of 2.30%). Positions that detracted most significantly from the Fund’s return during this period included NetEase, Inc. ADR (China), an internet software & services company (portfolio average weight of 6.10%), and AAC Technologies Holdings, Inc. (China), an electronic equipment, instruments & components company (portfolio average weight of 4.06%).

7

Invesco China Technology ETF (CQQQ) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Internet Software & Services	58.8
Electronic Equipment, Instruments & Components	14.6
Semiconductors & Semiconductor Equipment	8.1
IT Services	5.5
Technology Hardware, Storage & Peripherals	5.2
Software	4.6
Communications Equipment	2.6
Real Estate Management & Development	0.5
Consumer Finance	0.1
Specialty Retail	0.0
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Tencent Holdings Ltd.	10.3
Alibaba Group Holding Ltd. ADR	9.5
Baidu, Inc. ADR	8.5
NetEase, Inc. ADR	6.8
58.com, Inc., Class A ADR	4.8
Sunny Optical Technology Group Co. Ltd.	4.4
AAC Technologies Holdings, Inc.	3.5
Autohome, Inc., Class A ADR	3.4
Lenovo Group Ltd.	3.2
SINA Corp.	3.2
Total	57.6

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
AlphaShares China Technology Index	(8.58)%	21.05%	77.37%	12.03%	76.46%	9.59%	122.44%
MSCI China Index (Net)	0.22	13.49	46.16	9.27	55.79	4.94	52.27
Fund
NAV Return	(9.05)	20.53	75.12	12.26	78.27	9.52	121.24
Market Price Return	(9.33)	20.90	76.74	12.25	78.20	9.53	121.41

8

Invesco China Technology ETF (CQQQ) (continued)

Predecessor Fund Inception: December 08, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

9

CGW	Manager’s Analysis
Invesco S&P Global Water Index ETF (CGW)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P Global Water Index ETF (the “Predecessor Fund”) was reorganized into Invesco S&P Global Water Index ETF (formerly known as PowerShares S&P Global Water Index Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and Index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P Global Water Index ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Water Index (the “Index”). The Index is comprised of 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“S&P”), generally defines “developed markets” as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. Specifically, all or any subset of the following countries/regions are currently considered to be developed markets—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom and the United States. The universe of companies includes all companies classified by Standard & Poor’s Global Industry Classifications as being associated (in a manner representing a major component of such companies’ business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Total market capitalization and float-adjusted market capitalization of securities in the Index must be at least $250 million and $100 million, respectively, at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by S&P. The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2018, on a market price basis, the Fund returned 7.09%. On a net asset value (“NAV”) basis, the Fund returned 7.51%. During the same time period, the Index returned 7.89%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 4.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 925 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the industrial machinery sub-industry.

For the fiscal year ended August 31, 2018, the industrial machinery sub-industry contributed most significantly to the Fund’s return, followed by the health care equipment and environmental & facilities services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2018, included IDEX Corp., an industrial machinery company (portfolio average weight of 4.69%), and Xylem Inc., an industrial machinery company (portfolio average weight of 5.69%). Positions that detracted most significantly from the Fund’s return during this period included Companhia de Saneamento Basico do Estado de Sao Paulo SABESP Sponsored ADR, a water utilities company (no longer held at fiscal year-end), and Beijing Enterprises Water Group Ltd., a water utilities company (portfolio average weight of 1.89%).

10

Invesco S&P Global Water Index ETF (CGW) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Water Utilities	33.4
Machinery	28.7
Multi-Utilities	12.3
Building Products	6.5
Health Care Equipment & Supplies	5.1
Electronic Equipment, Instruments & Components	3.8
Chemicals	2.3
Commercial Services & Supplies	2.4
Household Durables	2.0
Electrical Equipment	2.0
Construction & Engineering	0.7
Energy Equipment & Services	0.2
Construction Materials	0.1
Money Market Funds Plus Other Assets Less Liabilities	0.5

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
American Water Works Co., Inc.	9.1
Xylem, Inc.	6.1
IDEX Corp.	5.2
Geberit AG	5.1
Danaher Corp.	5.1
Veolia Environnement SA	4.4
Aqua America, Inc.	3.8
United Utilities Group PLC	3.8
Severn Trent PLC	3.6
Alfa Laval AB	3.6
Total	49.8

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P Global Water Index (Net)	7.89%	11.92%	40.19%	10.19%	62.47%	7.22%	100.81%	5.89%	90.91%
MSCI EAFE® Index (Net)	4.39	7.04	22.66	5.73	32.15	3.66	43.22	1.66	20.45
MSCI World Index (Net)	13.10	11.92	40.19	10.23	62.76	7.13	99.18	4.95	72.63
Fund
NAV Return	7.51	11.62	39.06	9.90	60.34	6.80	93.00	5.42	81.62
Market Price Return	7.09	11.61	39.02	9.89	60.24	6.68	90.97	5.41	81.33

11

Invesco S&P Global Water Index ETF (CGW) (continued)

Predecessor Fund Inception: May 14, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Indexes are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

The Fund has elected to use the MSCI EAFE® Index to represent its broad-based index rather than the MSCI World Index because the MSCI EAFE® Index more closely reflects the performance of the types of securities in which the Fund invests.

12

GHII	Manager’s Analysis
Invesco S&P High Income Infrastructure ETF (GHII)

Welcome to Invesco! Effective after the close of business on May 18, 2018, Guggenheim S&P High Income Infrastructure ETF (the “Predecessor Fund”) was reorganized into Invesco S&P High Income Infrastructure ETF (formerly known as PowerShares S&P High Income Infrastructure Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and Index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P High Income Infrastructure ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P High Income Infrastructure Index (the “Index”). The Index is designed to measure and monitor the performance of 50 high-yielding global equity securities of companies that engage in various infrastructure-related sub-industries. Index constituents must meet size, listing and liquidity requirements and also be part of the S&P Global BMI Index, which is a rules-based index that measures global stock market performance. Index constituents must be equity securities of companies classified in one of the infrastructure clusters (the “Infrastructure Clusters”) determined by the S&P Dow Jones Index Group, based on the Global Industry Classification Standard (“GICS® ”) sub-industry classifications. Securities in the Infrastructure Clusters must have a float-adjusted market capitalization (i.e., a market capitalization that is calculated based on the number of shares that are readily available in the market rather than all shares outstanding) greater than $250 million, a three-month average daily value traded of $1 million or higher and be listed on a developed market stock exchange. The top 50 highest-yielding securities that meet these criteria (ranked by 12-month dividend yield) are selected for inclusion in the Index. The Fund will invest at least 90% of its total assets in common stocks that comprise the Index and depositary receipts representing common stocks included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2018, on a market price basis, the Fund returned 0.37%. On a net asset value (“NAV”) basis, the Fund returned 0.40%. During the same time period, the Index returned (0.03)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to differences in the treatment of dividends between the Fund and the Index.

During this same time period, the S&P Global BMI Index (the “Benchmark Index”) returned 11.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 11,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the industrials sector during the fiscal year ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the utilities sector and underweight in the information technology sector.

For the fiscal year ended August 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the utilities sector. The industrials sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2018, included Targa Resources Corp., an energy company (portfolio average weight of 4.32%), and Electricite de France S.A., an electric utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Macquarie Infrastructure Corp., an industrials company (portfolio average weight of 3.49%), and Hutchison Port Holdings Trust (Hong Kong), an industrials company (portfolio average weight of 2.28%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Utilities	53.4
Energy	33.4
Industrials	12.8
Other Assets Less Liabilities	0.4

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Macquarie Infrastructure Corp.	5.2
Ship Finance International Ltd.	4.5
Hutchison Port Holdings Trust	4.5
Targa Resources Corp.	3.8
SemGroup Corp., Class A	3.5
AltaGas Ltd.	3.5
Enbridge Income Fund Holdings, Inc.	3.4
Inter Pipeline Ltd.	3.3
Pattern Energy Group, Inc., Class A	3.0
Snam SpA	2.8
Total	37.5

13

Invesco S&P High Income Infrastructure ETF (GHII) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P High Income Infrastructure Index (Net)	(0.03)%	10.60%	35.31%	6.86%	26.58%
S&P Global BMI Index (Net)	11.63	11.98	40.41	8.80	34.90
Fund
NAV Return	0.40	11.24	37.64	7.18	27.92
Market Price Return	0.37	11.75	39.56	7.17	27.87

Predecessor Fund Inception: February 11, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

14

SEA	Manager’s Analysis
Invesco Shipping ETF (SEA)

As an index fund, the Invesco Shipping ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Index”). The Index is designed to measure the performance of high dividend-paying companies in the shipping industry. CME Group Index Services LLC (“CME Indexes” or the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Index constituents are weighted based on their float-adjusted market capitalization. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks in respect of the ADRs and GDRs in the Index. The depositary receipts included in the Index may be sponsored or unsponsored. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from May 31 to August 31. For the fiscal period from June 1, 2018 to August 31, 2018, on a market price basis, the Fund returned (5.69)%. On a net asset value (“NAV”) basis, the Fund returned (5.67)%. During the same time period, the Index returned (5.89)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to revenue generated from the securities lending program in which the Fund participates partially offset by the fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 4.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,640 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the marine sub-industry and most underweight in the banks sub-industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the technology hardware, storage & peripherals sub-industry.

For the fiscal period ended August 31, 2018, the metals & mining sub-industry contributed most significantly to the Fund’s return, followed by the automobiles and semiconductors sub-industries, respectively. The oil, gas & consumable fuels sub-industry was the most significant detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included AP Moller – Maersk A/S, Class B, an oil, gas & consumable fuels company (portfolio average weight of 18.30%), and Maston, Inc., an oil, gas & consumable fuels company (portfolio average weight of 4.39%). Positions that detracted most significantly from the Fund’s return during this period included Scorpio Tankers, Inc., (portfolio average weight of 1.98%), and Nippon Yusen KK, an oil, gas & consumable fuels company (portfolio average weight of 6.15%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Industrials	67.2
Energy	32.8
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
AP Moller—Maersk A/S, Class B	20.6
Mitsui OSK Lines Ltd.	7.4
Nippon Yusen KK	7.2
Golar LNG Ltd.	5.8
Euronav NV	4.3
Matson, Inc.	4.3
Ship Finance International Ltd.	4.0
Kawasaki Kisen Kaisha Ltd.	3.9
Hapag-Lloyd AG	3.4
GasLog Partners LP	3.1
Total	64.0

*	Excluding money market fund holdings.

15

Invesco Shipping ETF (SEA) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—Dow Jones Global Shipping IndexSM	(9.72)%	(9.95)%	(26.99)%	(6.80)%	(29.69)%	(7.24)%	(46.11)%
MSCI World Index (Net)	13.10	11.92	40.19	10.23	62.76	11.11	137.73
Fund
NAV Return	(9.09)	(8.95)	(24.53)	(6.07)	(26.87)	(6.57)	(42.79)
Market Price Return	(9.35)	(8.96)	(24.55)	(6.16)	(27.23)	(6.61)	(42.98)

Predecessor Fund Inception: June 11, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.65% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-Dow Jones Global Shipping IndexSM performance is comprised of the performance of the Delta Global Shipping Index, the Fund’s previous underlying index, prior to the conversion date, July 27, 2011, followed by the performance of the Index, starting from the conversion date through August 31, 2018.

-	Net returns reflect reinvested dividends net of withholding taxes.

16

TAN	Manager’s Analysis
Invesco Solar ETF (TAN)

Welcome to Invesco! Effective after the close of business on May 18, 2018, Guggenheim Solar ETF (the “Predecessor Fund”) was reorganized into Invesco Solar ETF (formerly known as PowerShares Solar Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and Index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Solar ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MAC Global Solar Energy Index (the “Index”). The Index is comprised of securities selected based on the relative importance of solar power within the company’s business model, as determined by MAC Indexing LLC (the “Index Provider”). The Index is designed to track companies within the following business segments of the solar energy industry, including those companies that derive a significant amount of their revenues from the solar industry: companies that produce solar power equipment and products for end-users, companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers, companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is comprised of equity securities, including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), traded in developed markets. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The Fund will invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2018, on a market price basis, the Fund returned 2.33%. On a net asset value (“NAV”) basis, the Fund returned 3.19%. During the same time period, the Index returned 1.97%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to revenue generated from the securities lending program in which the Fund participates, which was offset by the fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 13.10%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,640 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the banks industry during the fiscal year ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the internet & direct marketing retail industry as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended August 31, 2018, the electrical equipment industry contributed most significantly to the Fund’s return, followed by the independent power and renewable electricity producers and mortgage real estate investment trusts (REITs) industries, respectively. The semiconductors & semiconductor equipment and containers & packaging industries detracted most significantly.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2018, included SolarEdge Technologies, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 6.78%), and Sunrun, Inc., an electrical equipment company(portfolio average weight of 4.69%). Positions that detracted most significantly from the Fund’s return during this period included Meyer Burger Technology AG (Switzerland), a semiconductors & semiconductor equipment company (portfolio average weight of 4.76%), and JinkoSolar Holding Co. Ltd. ADR (China), a semiconductors & semiconductor equipment company (portfolio average weight of 4.11%).

17

Invesco Solar ETF (TAN) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Semiconductors & Semiconductor Equipment	50.7
Independent Power & Renewable Electricity Producers	25.0
Electrical Equipment	12.9
Mortgage REITs	5.5
Containers & Packaging	3.0
Construction & Engineering	2.4
Money Market Funds Plus Other Assets Less Liabilities	0.5

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
First Solar, Inc.	9.1
SolarEdge Technologies, Inc.	6.7
Xinyi Solar Holdings Ltd.	6.2
Sunrun, Inc.	5.7
Canadian Solar, Inc.	5.5
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5.5
Atlantica Yield PLC	5.1
Scatec Solar ASA	4.7
Encavis AG	4.6
JinkoSolar Holding Co. Ltd. ADR	4.4
Total	57.5

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
MAC Global Solar Energy Index (Net)	1.97%	(9.23)%	(25.22)%	(4.72)%	(21.49)%	(21.29)%	(90.88)%	(20.48)%	(90.73)%
MSCI World Index (Net)	13.10	11.92	40.19	10.23	62.76	7.13	99.18	6.15	85.70
Fund
NAV Return	3.19	(7.12)	(19.89)	(2.04)	(9.79)	(19.69)	(88.84)	(18.72)	(88.36)
Market Price Return	2.33	(7.11)	(19.86)	(2.08)	(9.97)	(19.75)	(88.92)	(18.76)	(88.42)

18

Invesco Solar ETF (TAN) (continued)

Predecessor Fund Inception: April 15, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

19

Schedule of Investments(a)

Invesco China All-Cap ETF (YAO)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Consumer Discretionary—11.7%
230,000	Alibaba Pictures Group Ltd. (Hong Kong)(b)	$27,838
20,000	ANTA Sports Products Ltd. (China)	108,933
30,453	BAIC Motor Corp. Ltd. (China)(c)	25,607
51,996	Brilliance China Automotive Holdings Ltd. (China)	82,410
12,000	BYD Co. Ltd., H-Shares (China)(d)	71,322
58,000	China Dongxiang Group Co. Ltd. (China)	9,606
54,000	China First Capital Group Ltd. (Hong Kong)(b)	28,896
24,000	China Maple Leaf Educational Systems Ltd. (China)	13,118
35,999	China Travel International Investment Hong Kong Ltd. (China)	11,696
13,000	China Yongda Automobiles Services Holdings Ltd. (China)	11,809
19,500	China ZhengTong Auto Services Holdings Ltd. (China)	11,950
7,357	Ctrip.com International Ltd. ADR (China)(b)	288,027
50,000	Dongfeng Motor Group Co. Ltd., H-Shares (China)	55,868
18,000	Fu Shou Yuan International Group Ltd. (China)	16,122
8,863	Fuyao Glass Industry Group Co. Ltd., H-Shares (China)(c)	32,690
87,993	Geely Automobile Holdings Ltd. (China)	186,997
8,000	Golden Eagle Retail Group Ltd. (China)	9,061
198,991	GOME Retail Holdings Ltd. (China)(b)	19,268
54,000	Great Wall Motor Co. Ltd., H-Shares (China)	33,230
48,398	Guangzhou Automobile Group Co. Ltd., H-Shares (China)	52,536
22,000	Haier Electronics Group Co. Ltd. (Hong Kong)(b)	57,320
2,029	Huazhu Group Ltd. ADR (China)	69,838
860,000	Imperial Pacific International Holdings Ltd. (Hong Kong)(b)	7,999
13,713	JD.com, Inc., Class A ADR (China)(b)	429,217
27,500	Li Ning Co. Ltd. (China)(b)	29,010
12,000	Minth Group Ltd. (China)	49,153
2,283	New Oriental Education & Technology Group, Inc. ADR (China)	179,444
5,000	Q Technology Group Co. Ltd. (China)	3,230
11,999	Shenzhou International Group Holdings Ltd. (China)	157,461
33,999	Skyworth Digital Holdings Ltd. (Hong Kong)	11,003
4,983	TAL Education Group ADR (China)(b)	147,497
12,000	Tianneng Power International Ltd. (China)	14,907
1,393	Tuniu Corp., Class A ADR (China)(b)	10,434
7,524	Vipshop Holdings Ltd., Class A ADR (China)(b)	52,518
19,000	Virscend Education Co. Ltd. (China)(c)	11,571
43,999	Xinyi Glass Holdings Ltd. (Hong Kong)	54,936
6,766	Yum China Holdings, Inc. (China)	261,709
11,000	Zhongsheng Group Holdings Ltd. (China)	24,133

		2,668,364

	Consumer Staples—3.5%
105,993	C.P. Pokphand Co. Ltd. (Hong Kong)	9,723
37,999	China Agri-Industries Holdings Ltd. (China)	15,105
59,000	China Huishan Dairy Holdings Co. Ltd. (China)(b)(e)	0
46,998	China Mengniu Dairy Co. Ltd. (China)(b)	135,625
45,989	China Modern Dairy Holdings Ltd. (China)(b)	7,031

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
28,000	China Resources Beer Holdings Co. Ltd. (China)	$119,150
68,000	China Shengmu Organic Milk Ltd. (China)(b)(c)	3,379
35,500	Dali Foods Group Co. Ltd. (China)(c)	25,781
3,000	Health and Happiness H&H International Holdings Ltd. (China)(b)	19,015
12,501	Hengan International Group Co. Ltd. (China)	112,525
37,999	Sun Art Retail Group Ltd. (Hong Kong)	43,814
24,000	Tibet Water Resources Ltd. (Hong Kong)(b)	7,247
31,999	Tingyi Cayman Islands Holding Corp. (China)	57,158
5,928	Tsingtao Brewery Co. Ltd., H-Shares (China)	28,171
23,000	Uni-President China Holdings Ltd. (China)	22,652
5,000	Vinda International Holdings Ltd. (Hong Kong)	8,371
109,993	Want Want China Holdings Ltd. (China)	89,828
123,000	WH Group Ltd. (Hong Kong)(c)	92,772
10,500	Zhou Hei Ya International Holdings Co. Ltd. (China)(b)(c)	6,287

		803,634

	Energy—6.6%
35,993	China Coal Energy Co. Ltd., H-Shares (China)	15,316
31,999	China Oilfield Services Ltd., H-Shares (China)	28,375
447,183	China Petroleum & Chemical Corp. (Sinopec), H-Shares (China)	449,525
58,996	China Shenhua Energy Co. Ltd., H-Shares (China)	131,538
282,990	CNOOC Ltd. (China)	500,440
59,994	Kunlun Energy Co. Ltd. (China)	62,678
371,986	PetroChina Co. Ltd., H-Shares (China)	276,777
18,000	Sinopec Kantons Holdings Ltd. (China)	8,027
31,999	Yanzhou Coal Mining Co. Ltd., H-Shares (China)	36,977

		1,509,653

	Financials—26.8%
465,982	Agricultural Bank of China Ltd., H-Shares (China)	225,602
1,332,466	Bank of China Ltd., H-Shares (China)	599,269
373,993	Bank of Communications Co. Ltd., H-Shares (China)	270,170
20,000	Central China Securities Co. Ltd., H-Shares (China)	5,122
153,000	China Cinda Asset Management Co. Ltd., H-Shares (China)	39,571
202,993	China CITIC Bank Corp. Ltd., H-Shares (China)	126,727
1,395,219	China Construction Bank Corp., H-Shares (China)	1,235,431
14,000	China Everbright Ltd. (China)	24,508
61,000	China Galaxy Securities Co. Ltd., H-Shares (China)	29,844
192,000	China Huarong Asset Management Co. Ltd., H-Shares (China)(c)	39,873
16,400	China International Capital Corp. Ltd., H-Shares (China)(c)	30,005
129,995	China Life Insurance Co. Ltd., H-Shares (China)	293,813
66,493	China Merchants Bank Co. Ltd., H-Shares (China)	254,996
14,800	China Merchants Securities Co. Ltd., H-Shares (China)(c)	17,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco China All-Cap ETF (YAO) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
131,388	China Minsheng Banking Corp. Ltd., H-Shares (China)	$94,077
170,000	China Minsheng Financial Holding Corp. Ltd. (Hong Kong)(b)	8,664
48,600	China Pacific Insurance (Group) Co. Ltd., H-Shares (China)	181,115
105,000	China Reinsurance Group Corp., H-Shares (China)	20,735
25,200	China Taiping Insurance Holdings Co. Ltd. (China)	79,945
266,515	Chong Sing Holdings Fintech GR (China)(b)	18,676
43,994	Chongqing Rural Commercial Bank Co. Ltd., H-Shares (China)	23,710
40,001	CITIC Securities Co. Ltd., H-Shares (China)	71,655
13,500	CSC Financial Co. Ltd., H-Shares (China)(b)(c)	8,187
12,200	Everbright Securities Co. Ltd., H-Shares (China)(c)	11,891
716	Fanhua, Inc. ADR (China)	16,668
38,000	Far East Horizon Ltd. (China)	35,972
25,272	GF Securities Co. Ltd., H-Shares (China)	31,715
55,000	Guotai Junan International Holdings Ltd. (China)	10,231
10,800	Guotai Junan Securities Co. Ltd., H-Shares (China)(c)	22,291
55,200	Haitong Securities Co. Ltd., H-Shares (China)	48,808
27,927	Huatai Securities Co. Ltd., H-Shares (China)(b)(c)	41,843
18,700	Huishang Bank Corp. Ltd., H-Shares (China)	8,100
1,368,126	Industrial & Commercial Bank of China Ltd., H-Shares (China)	1,007,500
12,600	New China Life Insurance Co. Ltd., H-Shares (China)	57,069
423	Noah Holdings Ltd. ADR (China)(b)	19,898
14,000	Orient Securities Co. Ltd., H-Shares (China)(c)	9,436
121,000	People’s Insurance Co. Group of China Ltd. (The), H-Shares (China)	52,415
119,992	PICC Property & Casualty Co. Ltd., H-Shares (China)	135,144
88,652	Ping An Insurance Group Co. of China Ltd., H-Shares (China)	853,889
69,000	Postal Savings Bank of China Co. Ltd., H-Shares (China)(c)	40,615
10,318	Shengjing Bank Co. Ltd., H-Shares (China)(c)	5,390

		6,107,710

	Health Care—4.7%
19,954	3SBio, Inc. (China)(c)	38,083
860	BeiGene Ltd. ADR (China)(b)	152,676
36,000	China Animal Healthcare Ltd. (China)(b)(e)	0
387	China Biologic Products Holdings, Inc. (China)(b)	34,699
23,495	China Medical System Holdings Ltd. (China)	38,914
28,000	China Resources Pharmaceutical Group Ltd. (China)(c)	44,806
9,500	China Resources Phoenix Healthcare Holdings Co. Ltd. (China)	8,799
78,000	CSPC Pharmaceutical Group Ltd. (China)	196,767
12,136	Genertec Universal Medical Group Co. Ltd. (China)(c)	9,648

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
16,000	Genscript Biotech Corp. (China)(b)	$34,451
3,827	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H-Shares (China)	14,091
91,200	Hua Han Health Industry Holdings Ltd. (Hong Kong)(b)(e)	0
2,080	Livzon Pharmaceutical Group, Inc., H-Shares (China)	8,401
30,500	Luye Pharma Group Ltd. (China)(c)	28,717
8,000	Microport Scientific Corp. (China)	10,101
40,001	Shandong Weigao Group Medical Polymer Co. Ltd., H-Shares (China)	37,866
8,000	Shanghai Fosun Pharmaceutical Group Co. Ltd., H-Shares (China)	32,310
14,500	Shanghai Pharmaceuticals Holding Co. Ltd., H-Shares (China)	38,056
82,000	Sihuan Pharmaceutical Holdings Group Ltd. (China)	18,178
111,988	Sino Biopharmaceutical Ltd. (China)	141,824
20,801	Sinopharm Group Co. Ltd., H-Shares (China)	103,490
32,000	SSY Group Ltd. (Hong Kong)	29,762
10,000	Tong Ren Tang Technologies Co. Ltd., H-Shares (China)	14,499
4,000	Wuxi Biologics Cayman, Inc. (China)(b)(c)	39,496

		1,075,634

	Industrials—6.4%
395	51job, Inc. ADR (China)(b)	30,538
33,999	Air China Ltd., H-Shares (China)	31,881
46,999	AviChina Industry & Technology Co. Ltd., H-Shares (China)	27,245
26,000	Beijing Capital International Airport Co. Ltd., H-Shares (China)	27,693
13,818	CAR, Inc. (China)(b)	11,091
76,993	China Communications Construction Co. Ltd., H-Shares (China)	76,415
31,500	China Conch Venture Holdings Ltd. (China)	108,359
28,000	China Eastern Airlines Corp. Ltd., H-Shares (China)	17,908
108,000	China Energy Engineering Corp. Ltd., H-Shares (China)	13,210
45,999	China Everbright International Ltd. (China)	38,738
17,036	China Everbright International Ltd. (China) Rts. expiring 09/13/18(b)	1,324
7,000	China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	7,786
7,300	China International Marine Containers Group Co. Ltd., H-Shares (China)	7,766
17,000	China Lesso Group Holdings Ltd. (China)	9,812
13,000	China Machinery Engineering Corp., H-Shares (China)	6,327
21,320	China Merchants Port Holdings Co. Ltd. (China)	43,515
33,499	China Railway Construction Corp. Ltd., H-Shares (China)	40,503
66,993	China Railway Group Ltd., H-Shares (China)	57,870
34,000	China Southern Airlines Co. Ltd., H-Shares (China)	22,482
31,999	China State Construction International Holdings Ltd. (China)	33,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco China All-Cap ETF (YAO) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
111,000	CITIC Ltd. (China)	$157,826
65,990	COSCO SHIPPING Development Co. Ltd., H-Shares (China)(b)	9,585
22,000	COSCO SHIPPING Energy Transportation Co. Ltd., H-Shares (China)	9,614
45,000	COSCO SHIPPING Holdings Co. Ltd., H-Shares (China)(b)	18,748
30,000	COSCO SHIPPING Ports Ltd. (China)	31,762
71,000	CRRC Corp. Ltd., H-Shares (China)	58,798
119,384	Fullshare Holdings Ltd. (Hong Kong)(b)(d)	47,760
20,000	Greentown Service Group Co. Ltd. (China)	15,798
24,000	Guangshen Railway Co. Ltd., H-Shares (China)	10,488
11,000	Haitian International Holdings Ltd. (China)	22,087
22,000	Jiangsu Expressway Co. Ltd., H-Shares (China)	27,805
32,000	Lonking Holdings Ltd. (China)	11,008
49,000	Metallurgical Corp. of China Ltd., H-Shares (China)	13,422
19,000	Qingdao Port International Co. Ltd., H-Shares (China)(b)(c)	14,403
45,998	Shanghai Electric Group Co. Ltd., H-Shares (China)	14,417
8,000	Shanghai Industrial Holdings Ltd. (China)	19,060
12,000	Shenzhen Expressway Co. Ltd., H-Shares (China)	11,635
16,407	Shenzhen International Holdings Ltd. (China)	30,770
20,500	Sinopec Engineering Group Co. Ltd., H-Shares (China)	21,365
37,000	Sinotrans Ltd., H-Shares (China)	15,509
11,500	Sinotruk Hong Kong Ltd. (China)	17,172
22,000	SITC International Holdings Co. Ltd. (China)	16,425
33,600	Weichai Power Co. Ltd., H-Shares (China)	35,617
11,280	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares (China)	12,072
38,700	Yangzijiang Shipbuilding Holdings Ltd. (China)	30,225
25,999	Zhejiang Expressway Co. Ltd. H-Shares (China)	20,637
9,500	Zhuzhou CRRC Times Electric Co. Ltd., H-Shares (China)	51,259
22,599	Zoomlion Heavy Industry Science and Technology Co. Ltd., H-Shares (China)	8,292
4,633	ZTO Express Cayman, Inc. ADR (China)	85,525

		1,452,855

	Information Technology—21.8%
1,582	58.com, Inc., Class A ADR (China)(b)	120,359
12,982	AAC Technologies Holdings, Inc. (China)	143,897
48,000	AGTech Holdings Ltd. (Hong Kong)(b)	3,914
6,819	Alibaba Group Holding Ltd. ADR (China)(b)	1,193,393
966	Autohome, Inc., Class A ADR (China)	79,801
4,848	Baidu, Inc. ADR (China)(b)	1,097,975
508	Baozun, Inc. ADR (China)(b)(d)	27,122
707	Bitauto Holdings Ltd. ADR (China)(b)(d)	16,763
11,000	BYD Electronic International Co. Ltd. (China)	11,562
273	Changyou.com Ltd., Class A ADR (China)	3,683
25,077	China Railway Signal & Communication Corp. Ltd., H-Shares (China)(c)	17,732
38,000	Chinasoft International Ltd. (China)(b)	27,112
18,000	Digital China Holdings Ltd. (Hong Kong)(b)	9,403

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
3,131	Fang Holdings Ltd. ADR (China)(b)	$9,612
26,000	FIT Hon Teng Ltd. (Taiwan)(c)	13,283
214,995	GCL-Poly Energy Holdings Ltd. (China)(b)	14,518
850	Hollysys Automation Technologies Ltd. (China)	18,445
6,000	Hua Hong Semiconductor Ltd. (China)(c)	16,359
385	JinkoSolar Holding Co. Ltd. ADR (China)(b)(d)	5,055
11,800	Kingboard Holdings Ltd. (China)	41,945
15,000	Kingboard Laminates Holdings Ltd. (Hong Kong)	14,161
36,000	Kingdee International Software Group Co. Ltd. (China)	41,004
19,000	Kingsoft Corp. Ltd. (China)	34,519
9,550	Legend Holdings Corp., H-Shares (China)(c)	29,567
113,995	Lenovo Group Ltd. (China)	74,361
27,500	Meitu, Inc. (China)(b)(c)	14,891
1,127	Momo, Inc., Class A ADR (China)(b)	52,169
3,500	NetDragon Websoft Holdings Ltd. (Hong Kong)	7,331
1,289	NetEase, Inc. ADR (China)	254,848
58,692	Semiconductor Manufacturing International Corp. (China)(b)	69,244
1,033	SINA Corp. (China)(b)	73,302
536	Sohu.com Ltd. ADR (China)(b)	11,444
11,870	Sunny Optical Technology Group Co. Ltd. (China)	150,853
23,642	Tencent Holdings Ltd. (China)	1,024,128
16,000	TravelSky Technology Ltd., H-Shares (China)	40,974
908	Weibo Corp., Class A ADR (China)(b)	69,680
78,000	Xinyi Solar Holdings Ltd. (China)	23,254
3,000	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H-Shares (China)(b)(c)	10,186
790	YY, Inc., Class A ADR (China)(b)	60,380
13,248	ZTE Corp. H-Shares (China)(b)	25,723

		4,953,952

	Materials—2.6%
67,994	Aluminum Corp. of China Ltd., H-Shares (China)(b)	28,761
20,000	Angang Steel Co. Ltd., H-Shares (China)	19,672
20,500	Anhui Conch Cement Co. Ltd., H-Shares (China)	124,846
41,000	BBMG Corp., H-Shares (China)	15,253
579,031	Beijing Enterprises Clean Energy Group Ltd. (China)(b)	11,582
27,999	China BlueChemical Ltd., H-Shares (China)	9,774
63,000	China Molybdenum Co. Ltd., H-Shares (China)	25,846
65,998	China National Building Material Co. Ltd., H-Shares (China)	61,719
34,000	China Resources Cement Holdings Ltd. (China)	39,679
105,999	China Shanshui Cement Group Ltd. (China)(b)(e)	0
24,799	China Zhongwang Holdings Ltd. (China)	11,627
22,000	Fufeng Group Ltd. (China)(b)	10,427
19,000	Greatview Aseptic Packaging Co. Ltd. (China)	10,167
14,999	Huabao International Holdings Ltd. (Hong Kong)	8,829
20,999	Jiangxi Copper Co. Ltd., H-Shares (China)	24,881
23,999	Lee & Man Paper Manufacturing Ltd. (China)	22,993
30,000	Maanshan Iron & Steel Co. Ltd., H-Shares (China)	15,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco China All-Cap ETF (YAO) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
36,000	MMG Ltd. (China)(b)	$18,026
28,999	Nine Dragons Paper Holdings Ltd. (Hong Kong)	32,883
66,000	Shougang Fushan Resources Group Ltd. (China)	14,715
59,998	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares (China)	35,239
17,500	Zhaojin Mining Industry Co. Ltd., H-Shares (China)	13,645
99,992	Zijin Mining Group Co. Ltd., H-Shares (China)	37,327

		593,600

	Real Estate—7.5%
26,000	Agile Group Holdings Ltd. (China)	42,467
140,000	Carnival Group International Holdings Ltd. (Hong Kong)(b)	5,797
22,000	China Aoyuan Property Group Ltd. (China)	16,425
59,994	China Evergrande Group (China)(b)	215,168
77,998	China Jinmao Holdings Group Ltd. (China)	36,769
28,000	China Logistics Property Holdings Co. Ltd. (China)(b)(c)	10,524
67,995	China Overseas Land & Investment Ltd. (China)	215,275
47,999	China Resources Land Ltd. (China)	167,256
28,000	China SCE Property Holdings Ltd. (China)	12,557
54,000	China South City Holdings Ltd. (China)	9,494
22,796	China Vanke Co. Ltd., H-Shares (China)	78,998
62,000	CIFI Holdings Group Co. Ltd. (China)	35,941
120,873	Country Garden Holdings Co. Ltd. (China)	179,872
28,000	Future Land Development Holdings Ltd. (China)	21,654
11,000	Greentown China Holdings Ltd. (China)	11,072
17,600	Guangzhou R&F Properties Co. Ltd., H-Shares (China)	35,519
12,000	Hopson Development Holdings Ltd. (China)	11,115
20,000	Jiayuan International Group Ltd. (China)	39,955
66,000	Joy City Property Ltd. (China)	8,072
41,000	Kaisa Group Holdings Ltd. (China)(b)	15,253
23,815	KWG Property Holding Ltd. (China)	25,457
22,000	Logan Property Holdings Co. Ltd. (China)	27,469
24,499	Longfor Properties Co. Ltd. (China)	68,045
31,999	Poly Property Group Co. Ltd. (China)	12,190
24,000	Powerlong Real Estate Holdings Ltd. (China)	12,262
11,837	Red Star Macalline Group Corp. Ltd., H-Shares (China)(c)	12,155
371,930	Renhe Commercial Holdings Co. Ltd. (China)(b)	9,003
10,000	Ronshine China Holdings Ltd. (China)(b)	12,002
53,999	Shenzhen Investment Ltd. (China)	17,681
18,999	Shimao Property Holdings Ltd. (China)	56,642
58,493	Shui On Land Ltd. (China)	13,936
52,493	Sino-Ocean Group Holding Ltd. (China)	26,685
32,499	SOHO China Ltd. (China)	13,043
38,000	Sunac China Holdings Ltd. (China)	124,425
10,000	Times China Holdings Ltd. (China)	11,861
11,500	Yanlord Land Group Ltd. (China)	12,759
105,992	Yuexiu Property Co. Ltd. (China)	19,176
27,000	Yuzhou Properties Co. Ltd. (China)	14,345
53,000	Zall Smart Commerce Group Ltd. (China)	44,904

		1,703,223

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Telecommunication Services—5.2%
41,993	China Communications Services Corp. Ltd., H-Shares (China)	$34,776
96,951	China Mobile Ltd. (China)	911,590
243,981	China Telecom Corp. Ltd., H-Shares (China)	114,703
107,995	China Unicom Hong Kong Ltd. (China)	125,622

		1,186,691

	Utilities—3.0%
8,500	Beijing Enterprises Holdings Ltd. (China)	40,773
91,986	Beijing Enterprises Water Group Ltd. (China)(b)	50,160
42,000	Beijing Jingneng Clean Energy Co. Ltd., H-Shares (China)	8,936
178,271	CGN Power Co. Ltd., H-Shares (China)(c)	42,246
39,999	China Gas Holdings Ltd. (Hong Kong)	127,148
53,998	China Longyuan Power Group Corp., H-Shares (China)	45,475
74,999	China Power International Development Ltd. (China)	16,340
14,000	China Resources Gas Group Ltd. (China)	63,767
31,999	China Resources Power Holdings Co. Ltd. (China)	57,647
16,000	China Water Affairs Group Ltd. (Hong Kong)	18,326
50,000	CT Environmental Group Ltd. (China)	6,498
47,996	Datang International Power Generation Co. Ltd., H-Shares (China)	12,291
49,998	Guangdong Investment Ltd. (China)	88,671
44,000	Huadian Fuxin Energy Corp. Ltd., H-Shares (China)	9,082
28,000	Huadian Power International Corp. Ltd., H-Shares (China)	10,417
73,994	Huaneng Power International, Inc., H-Shares (China)	47,514
83,456	Huaneng Renewables Corp. Ltd., H-Shares (China)	26,688

		671,979

	Total Common Stocks & Other Equity Interests (Cost $20,769,027)	22,727,295

	Money Market Fund—0.1%
23,274	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(f) (Cost $23,274)	23,274

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $20,792,301)—99.9%	22,750,569

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.5%
111,189	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(f)(g) (Cost $111,189)	111,189

	Total Investments in Securities (Cost $20,903,490)—100.4%	22,861,758
	Other assets less liabilities—(0.4)%	(84,225)

	Net Assets—100.0%	$22,777,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco China All-Cap ETF (YAO) (continued)

August 31, 2018

Investment Abbreviations:

ADR—American Depositary Receipt

Rts.—Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $766,854, which represented 3.37% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at August 31, 2018.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6.

This Fund has holdings greater than 10% of net assets in the following country:

China	96.8%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

Invesco China Technology ETF (CQQQ)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communications Equipment—2.6%
1,826,176	BYD Electronic International Co. Ltd. (China)	$1,919,499
4,051,219	China All Access Holdings Ltd. (Hong Kong)	392,275
4,066,825	Comba Telecom Systems Holdings Ltd. (Hong Kong)(b)	647,674
1,043,110	O-NET Technologies Group Ltd. (China)(b)	594,058
1,401,394	Xi’an Haitiantian Holdings Co. Ltd. (China)(b)	535,640
498,776	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H-Shares (China)(b)(c)	1,693,534
2,186,712	ZTE Corp. H-Shares (China)(b)	4,245,880

		10,028,560

	Consumer Finance—0.1%
29,862	Yirendai Ltd. ADR (China)(d)	541,398

	Electronic Equipment, Instruments & Components—14.6%
1,200,474	AAC Technologies Holdings, Inc. (China)	13,306,481
2,144,054	Anxin-China Holdings Ltd. (China)(b)(e)	0
1,153,289	Camsing International Holding Ltd. (Hong Kong)(b)(d)	999,167
5,536,001	China Aerospace International Holdings Ltd. (China)	458,459
4,103,375	China Railway Signal & Communication Corp. Ltd., H-Shares (China)(c)	2,901,519
24,607,128	China Youzan Ltd. (Hong Kong)(b)(d)	2,414,031
4,483,132	FIT Hon Teng Ltd. (Taiwan)(c)	2,290,430
148,469	Hollysys Automation Technologies Ltd. (China)	3,221,777
2,424,609	Ju Teng International Holdings Ltd. (Hong Kong)	457,188
1,914,058	Kingboard Holdings Ltd. (China)	6,803,784
2,497,090	Kingboard Laminates Holdings Ltd. (Hong Kong)	2,357,456
2,133,993	PAX Global Technology Ltd. (Hong Kong)	1,054,911
1,319,936	Sunny Optical Technology Group Co. Ltd. (China)	16,774,786
11,389,382	Tongda Group Holdings Ltd. (Hong Kong)	1,712,275
4,786,614	Truly International Holdings Ltd. (Hong Kong)(b)	768,405
1,250,858	Wasion Holdings Ltd. (China)	631,095

		56,151,764

	Internet Software & Services—58.8%
134,163	21Vianet Group, Inc., Class A ADR (China)(b)	1,308,089
240,358	58.com, Inc., Class A ADR (China)(b)	18,286,437
208,781	Alibaba Group Holding Ltd. ADR (China)(b)	36,538,763
159,668	Autohome, Inc., Class A ADR (China)	13,190,174
145,096	Baidu, Inc. ADR (China)(b)	32,861,342
84,551	Baozun, Inc. ADR (China)(b)(d)	4,514,178
113,706	Bitauto Holdings Ltd. ADR (China)(b)(d)	2,695,969
520,708	Fang Holdings Ltd. ADR (China)(b)	1,598,574
1,655,309	HC Group, Inc. (China)	1,162,042
189,121	Momo, Inc., Class A ADR (China)(b)	8,754,411
131,876	NetEase, Inc. ADR (China)	26,073,204
88,905	Phoenix New Media Ltd. ADR (China)(b)	455,194
171,628	SINA Corp. (China)(b)	12,178,723
88,981	Sohu.com Ltd. ADR (China)(b)	1,899,744
1,749,566	SUNeVision Holdings Ltd. (Hong Kong)	1,415,452
911,876	Tencent Holdings Ltd. (China)	39,500,801

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Internet Software & Services (continued)
1,680,087	Tian Ge Interactive Holdings Ltd. (China)(c)	$1,115,220
151,008	Weibo Corp., Class A ADR (China)(b)	11,588,354
98,496	Xunlei Ltd. ADR (China)(b)(d)	937,682
131,353	YY, Inc., Class A ADR (China)(b)	10,039,310

		226,113,663

	IT Services—5.5%
8,804,124	AGTech Holdings Ltd. (Hong Kong)(b)	717,889
6,259,909	Chinasoft International Ltd. (China)(b)	4,466,293
2,961,726	Digital China Holdings Ltd. (Hong Kong)(b)	1,547,106
166,561	GDS Holdings Ltd. ADR (China)(b)(d)	6,357,633
14,175,756	Green Leader Holdings Group Ltd. (Hong Kong)(b)	121,008
5,305,909	Hi Sun Technology China Ltd. (Hong Kong)(b)	790,928
2,699,161	TravelSky Technology Ltd., H-Shares (China)	6,912,196
7,721,573	Vision Values Holdings Ltd. (Hong Kong)(b)	403,349

		21,316,402

	Real Estate Management & Development—0.5%
4,586,872	Landing International Development Ltd. (Hong Kong)(b)	1,852,538

	Semiconductors & Semiconductor Equipment—8.1%
714,625	ASM Pacific Technology Ltd. (Hong Kong)	7,538,757
2,408,868	China Electronics Huada Technology Co. Ltd. (China)	242,455
26,064	Daqo New Energy Corp. ADR (China)(b)	929,703
35,517,729	GCL-Poly Energy Holdings Ltd. (China)(b)	2,398,348
1,023,108	Hua Hong Semiconductor Ltd. (China)(c)	2,789,501
75,916	JinkoSolar Holding Co. Ltd. ADR (China)(b)(d)	996,777
9,845,840	Semiconductor Manufacturing International Corp. (China)(b)(d)	11,615,956
823,668	Shanghai Fudan Microelectronics Group Co. Ltd., H-Shares (China)(b)	841,623
12,682,245	Xinyi Solar Holdings Ltd. (China)	3,780,970

		31,134,090

	Software—4.6%
1,438,993	Boyaa Interactive International Ltd. (China)(b)	363,007
45,437	Changyou.com Ltd., Class A ADR (China)	612,945
103,451	Cheetah Mobile, Inc., Class A ADR (China)(b)(d)	1,034,510
5,969,057	Kingdee International Software Group Co. Ltd. (China)	6,798,834
3,099,887	Kingsoft Corp. Ltd. (China)	5,631,922
3,466,682	Leyou Technologies Holdings Ltd. (China)(b)	1,236,697
282,887	Link Motion, Inc. ADR (China)(b)(d)	264,839
534,446	National Agricultural Holdings Ltd. (China)(b)(e)	0
602,123	NetDragon Websoft Holdings Ltd. (Hong Kong)	1,261,183
10,324,178	Rentian Technology Holdings Ltd. (Hong Kong)(b)	420,917

		17,624,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco China Technology ETF (CQQQ) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Specialty Retail—0.0%
54,902	Renren, Inc., Class A ADR (China)(d)	$94,980

	Technology Hardware, Storage & Peripherals—5.2%
1,977,868	Coolpad Group Ltd. (China)(b)(e)	0
1,581,515	Legend Holdings Corp., H-Shares (China)(c)	4,896,331
19,120,534	Lenovo Group Ltd. (China)	12,472,720
4,582,093	Meitu, Inc. (China)(b)(c)	2,481,099

		19,850,150

	Total Common Stocks & Other Equity Interests (Cost $450,726,318)	384,708,399

	Money Market Fund—0.0%
67,535	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(f) (Cost $67,535)	67,535

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $450,793,853)—100.0%	384,775,934

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.9%
22,464,958	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(f)(g) (Cost $22,464,958)	22,464,958

	Total Investments in Securities (Cost $473,258,811)—105.9%	407,240,892
	Other assets less liabilities—(5.9)%	(22,552,214)

	Net Assets-100.0%	$384,688,678

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $18,167,634, which represented 4.72% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at August 31, 2018.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6.

This Fund has holdings greater than 10% of net assets in the following country:

China	92.4%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments

Invesco S&P Global Water Index ETF (CGW)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.5%
	Austria—1.9%
187,252	ANDRITZ AG	$11,111,249

	Brazil—1.2%
1,178,996	Cia de Saneamento Basico do Estado de Sao Paulo ADR	7,085,766

	Canada—2.6%
1,493,596	Algonquin Power & Utilities Corp.	15,486,344

	China—4.6%
17,861,299	Beijing Enterprises Water Group Ltd.(a)	9,739,754
9,923,756	Guangdong Investment Ltd.	17,599,751

		27,339,505

	France—7.9%
1,462,336	Suez	21,191,278
1,236,372	Veolia Environnement SA	26,123,493

		47,314,771

	Hong Kong—0.6%
3,053,656	China Water Affairs Group Ltd.	3,497,607

	Italy—1.7%
154,564	ACEA SpA	2,208,376
2,517,939	Hera SpA	7,915,836

		10,124,212

	Japan—3.0%
250,681	Ebara Corp.	8,590,772
280,045	Kurita Water Industries Ltd.	8,334,297
28,899	METAWATER Co. Ltd.	780,561

		17,705,630

	Netherlands—2.6%
254,729	Aalberts Industries NV	10,948,170
250,278	Arcadis NV	4,449,511

		15,397,681

	Singapore—0.1%
3,152,967	SIIC Enviornment Holdings Ltd.	724,926

	South Korea—2.0%
144,614	Coway Co. Ltd.	11,874,159

	Sweden—3.6%
793,406	Alfa Laval AB	21,284,395

	Switzerland—5.1%
66,803	Geberit AG	30,448,519

	United Kingdom—18.0%
1,000,549	Halma PLC	18,622,632
413,521	nVent Electric PLC	11,615,805
1,436,681	Pennon Group PLC	14,352,263
413,521	Pentair PLC	17,979,893
828,565	Severn Trent PLC	21,549,309
2,352,386	United Utilities Group PLC	22,674,513

		106,794,415

	United States—44.6%
107,259	Advanced Drainage Systems, Inc.	3,362,570
126,664	American States Water Co.	7,654,306
615,974	American Water Works Co., Inc.	53,916,204
613,211	Aqua America, Inc.	22,799,185
77,088	Badger Meter, Inc.	4,235,986
165,502	California Water Service Group	6,810,407

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United States (continued)
41,710	Connecticut Water Service, Inc.	$2,857,552
292,094	Danaher Corp.	30,243,413
88,143	Energy Recovery, Inc.(a)(b)	854,106
149,950	Evoqua Water Technologies Corp.(a)	2,906,031
49,447	Forterra, Inc.(a)	418,322
102,478	Franklin Electric Co., Inc.	5,011,174
50,552	Gorman-Rupp Co. (The)	1,853,236
202,649	IDEX Corp.	31,047,853
28,198	Lindsay Corp.	2,700,522
56,493	Middlesex Water Co.	2,587,379
420,348	Mueller Water Products, Inc., Class A	4,863,426
442,446	Olin Corp.	13,596,366
79,997	PICO Holdings, Inc.(a)	955,964
1,290,005	Reliance Worldwide Corp. Ltd.	4,953,868
71,610	Select Energy Services, Inc., Class A(a)	977,476
55,927	SJW Corp.	3,238,733
192,677	Tetra Tech, Inc.	13,448,855
73,321	Watts Water Technologies, Inc., Class A	6,045,316
476,320	Xylem, Inc.	36,157,451
44,445	York Water Co. (The)	1,337,795

		264,833,496

	Total Common Stocks & Other Equity Interests (Cost $477,329,792)	591,022,675

	Money Market Fund—0.2%
940,748	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(c) (Cost $940,748)	940,748

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $478,270,540)—99.7%	591,963,423

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.1%
859,521	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(c)(d) (Cost $859,521)	859,521

	Total Investments in Securities (Cost $479,130,061)—99.8%	592,822,944
	Other assets less liabilities—0.2%	1,281,968

	Net Assets—100.0%	$594,104,912

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2018.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Schedule of Investments(a)

Invesco S&P High Income Infrastructure ETF (GHII)

August 31, 2018

Number of Shares		Value
	Common Stocks—99.6%
	Energy—33.4%
59,543	Enagas SA (Spain)	$1,659,214
80,463	Enbridge Income Fund Holdings, Inc. (Canada)	2,028,930
46,499	Enbridge, Inc. (Canada)	1,587,232
15,759	Gaztransport Et Technigaz SA (France)	1,079,966
64,457	Gibson Energy, Inc. (Canada)	957,994
107,085	Inter Pipeline Ltd. (Canada)	1,969,323
280,037	Nordic American Tankers Ltd.	624,483
39,765	Pembina Pipeline Corp. (Canada)	1,357,368
87,660	SemGroup Corp., Class A	2,121,372
192,554	Ship Finance International Ltd. (Norway)	2,734,267
411,379	Snam SpA (Italy)	1,692,469
42,034	Targa Resources Corp.	2,314,812

		20,127,430

	Industrials—12.8%
10,988,727	Hutchison Port Holdings Trust (Hong Kong)	2,692,238
67,138	Macquarie Infrastructure Corp.	3,158,172
282,738	Sydney Airport (Australia)	1,474,273
500,000	Yuexiu Transport Infrastructure Ltd. (China)	388,589

		7,713,272

	Utilities—53.4%
112,886	AltaGas Ltd. (Canada)	2,099,379
110,686	APA Group (Australia)	800,481
50,388	Atlantica Yield PLC (Spain)	1,039,756
824,588	AusNet Services (Australia)	980,983
41,541	Capital Power Corp. (Canada)	871,630
653,887	Centrica PLC (United Kingdom)	1,217,891
4,050,231	China Power International Development Ltd. (China)	882,403
560,433	China Resources Power Holdings Co. Ltd. (China)	1,009,635
173,016	Contact Energy Ltd. (New Zealand)	637,119
238,790	EDP-Energias de Portugal SA (Portugal)	934,905
27,344	Emera, Inc. (Canada)	865,857
54,491	Endesa SA (Spain)	1,222,991
58,472	Engie SA (France)	859,246
36,787	Fortum Oyj (Finland)	933,076
880,155	HK Electric Investments & HK Electric Investments Ltd. (Hong Kong)(b)	889,249
121,527	Infratil Ltd. (New Zealand)	274,556
96,184	Just Energy Group, Inc. (Canada)	287,678
974,399	Keppel Infrastructure Trust (Singapore)	369,831
394,767	Mercury NZ Ltd. (New Zealand)	860,433
84,978	National Grid PLC (United Kingdom)	894,646
42,863	Northland Power, Inc. (Canada)	717,588
65,544	NRG Yield, Inc., Class C	1,301,048
88,296	Pattern Energy Group, Inc., Class A	1,799,473
120,000	Power Assets Holdings Ltd. (Hong Kong)	841,647
34,576	PPL Corp.	1,028,290
42,733	Red Electrica Corp. SA (Spain)	899,929

Number of Shares		Value
	Common Stocks (continued)
	Utilities (continued)
350,991	REN—Redes Energeticas Nacionais SGPS SA (Portugal)	$996,442
20,420	SCANA Corp.	782,903
682,959	Spark Infrastructure Group (Australia)	1,185,399
65,490	SSE PLC (United Kingdom)	1,066,561
74,083	Suez (France)	1,073,566
93,805	Superior Plus Corp., Class Common Subscription Receipt (Canada)	930,892
70,773	TransAlta Renewables, Inc. (Canada)	656,195
94,257	United Utilities Group PLC (United Kingdom)	908,538

		32,120,216

	Total Investments in Securities (Cost $60,556,688)—99.6%	59,960,918
	Other assets less liabilities—0.4%	218,990

	Net Assets—100.0%	$60,179,908

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2018 represented 1.48% of the Fund’s Net Assets.

This Fund has holdings greater than 10% of net assets in the following country:

Canada	23.8%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments

Invesco Shipping ETF (SEA)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Belgium—4.3%
339,899	Euronav NV	$2,954,178

	Bermuda—10.4%
154,564	Golar LNG Ltd.	3,950,656
190,256	Teekay Corp.(a)	1,289,935
118,013	Teekay LNG Partners LP	1,858,705

		7,099,296

	China—4.9%
3,106,047	COSCO SHIPPING Energy Transportation Co. Ltd., H-Shares	1,357,355
4,836,572	COSCO SHIPPING Holdings Co. Ltd., H-Shares(b)	2,015,007

		3,372,362

	Denmark—20.6%
9,108	AP Moller—Maersk A/S, Class B	14,089,284

	Germany—3.5%
55,914	Hapag-Lloyd AG(c)	2,362,831

	Hong Kong—5.2%
8,338,986	Pacific Basin Shipping Ltd.	1,997,387
172,661	Seaspan Corp.(a)	1,591,935

		3,589,322

	Japan—18.5%
144,098	Kawasaki Kisen Kaisha Ltd.(b)	2,671,827
188,304	Mitsui OSK Lines Ltd.	5,074,197
261,588	Nippon Yusen KK	4,944,658

		12,690,682

	Monaco—9.2%
178,525	Costamare, Inc.	1,255,031
99,450	GasLog Ltd.	1,670,760
87,425	GasLog Partners LP	2,124,428
670,108	Scorpio Tankers, Inc.	1,286,607

		6,336,826

	Norway—6.6%
187,899	Golden Ocean Group Ltd.	1,761,546
194,388	Ship Finance International Ltd.	2,760,310

		4,521,856

	South Korea—5.8%
504,827	Hyundai Merchant Marine Co. Ltd.(b)	2,063,480
417,377	Pan Ocean Co. Ltd.(b)	1,934,749

		3,998,229

	United Kingdom—4.5%
115,991	Golar LNG Partners LP	1,568,198
68,750	KNOT Offshore Partners LP	1,481,563

		3,049,761

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United States—6.5%
320,616	DHT Holdings, Inc.	$1,500,483
78,418	Matson, Inc.	2,929,696

		4,430,179

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $73,153,966)—100.0%	68,494,806

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.6%
2,478,668	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $2,478,668)	2,478,668

	Total Investments in Securities (Cost $75,632,634)—103.6%	70,973,474
	Other assets less liabilities—(3.6)%	(2,453,391)

	Net Assets—100.0%	$68,520,083

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2018.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2018 represented 3.45% of the Fund’s Net Assets.

(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments(a)

Invesco Solar ETF (TAN)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.5%
	Construction & Engineering—2.4%
24,287,555	China Singyes Solar Technologies Holdings Ltd. (China)	$7,674,086

	Containers & Packaging—3.0%
486,273,874	Beijing Enterprises Clean Energy Group Ltd. (China)(b)	9,726,840

	Electrical Equipment—12.9%
2,681,194	Enphase Energy, Inc.(b)(c)	13,111,039
1,376,165	Sunrun, Inc.(b)	18,055,285
1,890,942	Vivint Solar, Inc.(b)(c)	9,927,445

		41,093,769

	Independent Power & Renewable Electricity Producers—25.0%
793,281	Atlantica Yield PLC (Spain)	16,369,353
2,038,861	Encavis AG (Germany)	14,755,171
168,086,285	GCL New Energy Holdings Ltd. (China)(b)	6,317,504
2,119,680	Scatec Solar ASA (Norway)(d)	14,954,634
2,039,026	Solaria Energia y Medio Ambiente SA (Spain)(b)	13,902,299
1,218,264	TerraForm Power, Inc., Class A	13,620,192

		79,919,153

	Mortgage REITs—5.5%
808,526	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	17,431,821

	Semiconductors & Semiconductor Equipment—50.7%
1,230,729	Canadian Solar, Inc. (Canada)(b)(c)	17,673,268
342,838	Daqo New Energy Corp. ADR (China)(b)	12,229,031
556,840	First Solar, Inc.(b)	29,000,227
138,565,863	GCL-Poly Energy Holdings Ltd. (China)(b)	9,356,713
1,058,906	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	13,903,436
13,487,002	Meyer Burger Technology AG (Switzerland)(b)	8,604,571
74,722,995	REC Silicon ASA(b)	6,357,446
280,690	SMA Solar Technology AG (Germany)	10,202,444
447,015	SolarEdge Technologies, Inc.(b)	21,434,369
1,987,329	SunPower Corp.(b)(c)	13,354,851
66,250,856	Xinyi Solar Holdings Ltd. (China)	19,751,431

		161,867,787

	Total Common Stocks & Other Equity Interests (Cost $337,500,911)	317,713,456

Number of Shares		Value
	Money Market Fund—0.2%
637,997	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(e) (Cost $637,997)	$637,997

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $338,138,908)-99.7%	318,351,453

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—11.9%
38,036,785	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(e)(f) (Cost $38,036,785)	38,036,785

	Total Investments in Securities (Cost $376,175,693)—111.6%	356,388,238
	Other assets less liabilities—(11.6)%	(37,005,052)

	Net Assets—100.0%	$319,383,186

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2018 represented 4.68% of the Fund’s Net Assets.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6.

This Fund has holdings greater than 10% of net assets in the following country:

China	24.7%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

(This Page Intentionally Left Blank)

31

Statements of Assets and Liabilities

August 31, 2018

	Invesco China All-Cap ETF (YAO)	Invesco China Technology ETF (CQQQ)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P High Income Infrastructure ETF (GHII)
Assets:
Unaffiliated investments in securities, at value(a)	$22,727,295	$384,708,399	$591,022,675	$59,960,918
Affiliated investments in securities, at value	134,463	22,532,493	1,800,269	—
Cash segregated as collateral	—	2,832,112	—	—
Foreign currencies, at value	9,017	548	48,600	3,097
Receivables:
Dividends	31,147	209,125	1,274,601	269,039
Securities lending	324	43,321	1,306	503
Foreign tax reclaims	—	—	1,391,672	39,205
Shares sold	—	7,394,392	—	—
Other assets	—	—	—	—

Total Assets	22,902,246	417,720,390	595,539,123	60,272,762

Liabilities:
Due to custodian	—	9,681	—	56,122
Due to foreign custodian	—	—	—	—
Payables:
Collateral upon return of securities loaned	111,189	22,464,958	859,521	—
Investments purchased	—	7,394,592	—	—
Collateral upon receipt of securities in-kind	—	2,832,112	—	—
Accrued advisory fees	13,524	330,369	249,852	36,732
Accrued trustees’ and officer’s fees	—	—	8,411	—
Accrued expenses	—	—	316,427	—

Total Liabilities	124,713	33,031,712	1,434,211	92,854

Net Assets	$22,777,533	$384,688,678	$594,104,912	$60,179,908

Net Assets Consist of:
Shares of beneficial interest	$30,392,038	$482,640,766	$511,892,754	$62,807,069
Undistributed net investment income.	280,897	(951,811)	8,753,543	381,342
Undistributed net realized gain (loss)	(9,853,657)	(30,982,340)	(40,232,527)	(2,411,558)
Net unrealized appreciation (depreciation)	1,958,255	(66,017,937)	113,691,142	(596,945)

Net Assets	$22,777,533	$384,688,678	$594,104,912	$60,179,908

Shares outstanding (unlimited amount authorized, $0.01 par value)	700,000	7,800,000	16,840,000	2,250,000
Net asset value	$32.54	$49.32	$35.28	$26.75

Market price	$32.42	$49.36	$35.23	$26.77

Unaffiliated investments in securities, at cost	$20,769,027	$450,726,318	$477,329,792	$60,556,688

Affiliated investments in securities, at cost	$134,463	$22,532,493	$1,800,269	$—

Foreign currencies, at cost	$9,017	$548	$48,302	$3,096

(a) Includes securities on loan with an aggregate value of	$106,815	$21,963,945	$845,559	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Shipping ETF (SEA)	Invesco Solar ETF (TAN)

$68,494,806	$317,713,456
2,478,668	38,674,782
208	—
2,223	—

16,960	1,184,726
5,446	289,434
333,972	93,826
208	—
—	857

71,332,491	357,957,081

295,759	—
—	1,239

2,478,668	38,036,785
—	—
208	—
37,773	99,111
—	8,453
—	428,307

2,812,408	38,573,895

$68,520,083	$319,383,186

$113,751,226	$742,604,313
(1,507,196)	9,652
(39,080,974)	(403,443,215)
(4,642,973)	(19,787,564)

$68,520,083	$319,383,186

6,700,000	14,568,000
$10.23	$21.92

$10.20	$21.82

$73,153,966	$337,500,911

$2,478,668	$38,674,782

$2,211	$(1,111)

$2,369,703	$37,082,913

33

Statements of Operations

For the year ended August 31, 2018(a)

	Invesco China All-Cap ETF (YAO)	Invesco China Technology ETF (CQQQ)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P High Income Infrastructure ETF (GHII)
	Year Ended August 31, 2018	Year Ended August 31, 2018	Year Ended August 31, 2018	Year Ended August 31, 2018
Investment Income:
Unaffiliated dividend income*	$603,829	$3,890,091	$14,232,764	$2,424,185
Affiliated dividend income	48	772	2,210	289
Securities lending income	14,710	767,847	37,378	67,327

Total Income	618,587	4,658,710	14,272,352	2,491,801

Expenses:
Advisory fees	180,499	2,571,332	3,066,586	180,356
Accounting & administration fees	—	—	130,093	—
Sub-licensing fees	—	—	269,861	—
Custodian & transfer agent fees	—	—	131,298	—
Trustees’ and officer’s fees	—	—	26,198	—
Printing	—	—	85,496	—
Professional fees	—	—	62,542	—
Insurance	—	—	4,104	—
Intraday valuation fees	—	—	2,570	—
Listing fee and expenses	—	—	5,110	—
Other	—	—	1,911	—

Total Expenses	180,499	2,571,332	3,785,769	180,356

Less: Waivers	(4)	(150)	(2,586)	(39)

Net Expenses	180,495	2,571,182	3,783,183	180,317

Net Investment Income	438,092	2,087,528	10,489,169	2,311,484

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	545,967	(16,550,736)	1,469,612	(2,231,295)
In-kind redemptions	1,340,951	54,723,140	69,513,361	2,106,526
Foreign currencies	321	(7,336)	(74,692)	(5,747)

Net realized gain (loss)	1,887,239	38,165,068	70,908,281	(130,516)

Net change in unrealized appreciation (depreciation)
Investment securities	(2,069,467)	(102,225,582)	(37,428,408)	(1,595,579)
Foreign currencies	(38)	1,088	(11,753)	(1,843)

Net change in unrealized appreciation (depreciation)	(2,069,505)	(102,224,494)	(37,440,161)	(1,597,422)

Net realized and unrealized gain (loss)	(182,266)	(64,059,426)	33,468,120	(1,727,938)

Net increase (decrease) in net assets resulting from operations	$255,826	$(61,971,898)	$43,957,289	$583,546

* Foreign taxes withheld	44,924	22,645	917,915	211,684

(a)	Effective August 31, 2018, Invesco Shipping ETF changed its fiscal year end to August 31.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Shipping ETF (SEA)		Invesco Solar ETF (TAN)
Three Months Ended August 31, 2018	Year Ended May 31, 2018	Year Ended August 31, 2018

$400,508	$2,428,255	$6,881,581
1,499	17	4,414
9,709	987,469	4,519,723

411,716	3,415,741	11,405,718

116,015	687,669	1,753,294
—	—	90,641
—	—	568,883
—	—	141,236
—	—	19,769
—	—	72,996
—	—	63,326
—	—	1,473
—	—	7,340
—	—	5,110
—	—	1,443

116,015	687,669	2,725,511

(149)	—	(155,183)

115,866	687,669	2,570,328

295,850	2,728,072	8,835,390

(8,509,118)	(7,376,973)	(12,693,824)
(32,209)	5,098,482	46,533,049
(20,676)	(20,564)	(102,604)

(8,562,003)	(2,299,055)	33,736,621

3,916,894	276,262	(33,134,048)
(1,506)	7,313	(557)

3,915,388	283,575	(33,134,605)

(4,646,615)	(2,015,480)	602,016

$(4,350,765)	$712,592	$9,437,406

2,414	58,542	170,704

35

Statements of Changes in Net Assets

For the years ended August 31, 2018 and August 31, 2017(a)

	Invesco China All-Cap ETF (YAO)		Invesco China Technology ETF (CQQQ)
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations:
Net investment income	$438,092	$400,762	$2,087,528	$932,753
Net realized gain (loss)	1,887,239	620,333	38,165,068	(471,513)
Net change in unrealized appreciation (depreciation)	(2,069,505)	4,766,854	(102,224,494)	35,523,479

Net increase (decrease) in net assets resulting from operations	255,826	5,787,949	(61,971,898)	35,984,719

Distributions to Shareholders from:
Net investment income	(500,080)	(433,200)	(5,489,280)	(773,890)
Net realized gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(500,080)	(433,200)	(5,489,280)	(773,890)

Shareholder Transactions:
Proceeds from shares sold	—	2,958,308	398,909,634	137,778,697
Value of shares repurchased	(3,488,455)	(5,376,934)	(155,778,516)	(9,123,754)

Net increase (decrease) in net assets resulting from shares transactions	(3,488,455)	(2,418,626)	243,131,118	128,654,943

Increase (Decrease) in Net Assets	(3,732,709)	2,936,123	175,669,940	163,865,772

Net Assets:
Beginning of year	26,510,242	23,574,119	209,018,738	45,152,966

End of year	$22,777,533	$26,510,242	$384,688,678	$209,018,738

Undistributed net investment income at end of year	$280,897	$324,385	$(951,811)	$741,562

Changes in Shares Outstanding:
Shares sold	—	100,000	6,650,000	2,900,000
Shares repurchased	(100,000)	(200,000)	(2,650,000)	(250,000)
Shares outstanding, beginning of year	800,000	900,000	3,800,000	1,150,000

Shares outstanding, end of year	700,000	800,000	7,800,000	3,800,000

(a)	Effective August 31, 2018, Invesco Shipping ETF changed its fiscal year end to August 31.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P Global Water Index ETF (CGW)		Invesco S&P High Income Infrastructure ETF (GHII)		Invesco Shipping ETF (SEA)			Invesco Solar ETF (TAN)
Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Three Months Ended August 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017

$10,489,169	$9,845,065	$2,311,484	$1,574,243	$295,850	$2,728,072	$3,511,559	$8,835,390	$5,825,420
70,908,281	(7,735,767)	(130,516)	1,627,979	(8,562,003)	(2,299,055)	(12,835,162)	33,736,621	(119,481,205)
(37,440,161)	58,531,503	(1,597,422)	957,603	3,915,388	283,575	9,369,976	(33,134,605)	140,389,181

43,957,289	60,640,801	583,546	4,159,825	(4,350,765)	712,592	46,373	9,437,406	26,733,396

(10,492,264)	(7,164,324)	(2,046,184)	(1,197,010)	(85,244)	(5,308,659)	(3,310,900)	(7,869,391)	(8,422,471)
—	—	(369,125)	(8,160)	—	—	—	—	—
—	—	—	—	(864,886)	(71,081)	—	—	—

(10,492,264)	(7,164,324)	(2,415,309)	(1,205,170)	(950,130)	(5,379,740)	(3,310,900)	(7,869,391)	(8,422,471)

98,720,757	126,926,729	37,535,728	38,347,143	—	25,524,866	80,133,626	122,053,573	160,809,968
(148,333,764)	(2,394,469)	(10,932,189)	(9,836,192)	(4,183,730)	(46,337,290)	(10,609,735)	(164,246,290)	(49,867,230)

(49,613,007)	124,532,260	26,603,539	28,510,951	(4,183,730)	(20,812,424)	69,523,891	(42,192,717)	110,942,738

(16,147,982)	178,008,737	24,771,776	31,465,606	(9,484,625)	(25,479,572)	66,259,364	(40,624,702)	129,253,663

610,252,894	432,244,157	35,408,132	3,942,526	78,004,708	103,484,280	37,224,916	360,007,888	230,754,225

$594,104,912	$610,252,894	$60,179,908	$35,408,132	$68,520,083	$78,004,708	$103,484,280	$319,383,186	$360,007,888

$8,753,543	$8,831,330	$381,342	$405,325	$(1,507,196)	$(1,698,503)	$1,052,504	$9,652	$1,929,227

2,800,000	4,080,000	1,400,000	1,450,000	—	2,200,000	6,800,000	4,960,000	8,320,000
(4,240,000)	(80,000)	(400,000)	(350,000)	(400,000)	(4,100,000)	(900,000)	(7,040,000)	(2,720,000)
18,280,000	14,280,000	1,250,000	150,000	7,100,000	9,000,000	3,100,000	16,648,000	11,048,000

16,840,000	18,280,000	2,250,000	1,250,000	6,700,000	7,100,000	9,000,000	14,568,000	16,648,000

37

Financial Highlights

Invesco China All-Cap ETF (YAO)

	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$33.14	$26.19	$24.42	$28.56	$24.63
Income from investment operations:
Net investment income(a)	0.60	0.50	0.52	0.53	0.62
Net gain (loss) on investments (realized and unrealized)	(0.49)	6.99	2.12	(4.02)	3.80
Total from investment operations	0.11	7.49	2.64	(3.49)	4.42
Less distributions from:
Net investment income	(0.71)	(0.54)	(0.87)	(0.65)	(0.49)
Net asset value, end of year	$32.54	$33.14	$26.19	$24.42	$28.56
Market value, end of year	$32.42 (b)	$33.23	$26.23	$24.13	$28.52
Net Asset Value Total Return(c)	0.19%	29.33%	10.99%	(12.51)%	18.05%
Market Price Total Return(c)	(0.44)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$22,778	$26,510	$23,574	$29,308	$54,262
Ratio to average net assets of:
Expenses	0.70%	0.70%	0.70%	0.70%	0.71%
Net investment income	1.70%	1.81%	2.17%	1.84%	2.35%
Portfolio turnover rate(d)	10%	10%	26%	17%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco China Technology ETF (CQQQ)

	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$55.00	$39.26	$29.55	$38.09	$29.55
Income from investment operations:
Net investment income(a)	0.31	0.52	0.32	0.46	0.43
Net gain (loss) on investments (realized and unrealized)	(5.13)	15.82	10.03	(8.65)	8.39
Total from investment operations	(4.82)	16.34	10.35	(8.19)	8.82
Less distributions from:
Net investment income	(0.86)	(0.60)	(0.64)	(0.35)	(0.28)
Net asset value, end of year	$49.32	$55.00	$39.26	$29.55	$38.09
Market value, end of year	$49.36 (b)	$55.21	$39.08	$29.31	$37.88
Net Asset Value Total Return(c)	(9.05)%	42.43%	35.19%	(21.62)%	29.89%
Market Price Total Return(c)	(9.33)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$384,689	$209,019	$45,153	$45,804	$78,077
Ratio to average net assets of:
Expenses	0.65%	0.70%	0.70%	0.70%	0.71%
Net investment income	0.52%	1.20%	0.94%	1.20%	1.22%
Portfolio turnover rate(d)	21%	10%	48%	32%	39%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes of Financial Statements which are an integral part of the financial statements.

38

Financial Highlights (continued)

Invesco S&P Global Water Index ETF (CGW)

	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$33.38	$30.27	$26.67	$29.02	$23.90
Income from investment operations:
Net investment income(a)	0.59	0.61	0.54	0.48	0.51
Net gain (loss) on investments (realized and unrealized)	1.92	2.97	3.51	(2.33)	5.03
Total from investment operations	2.51	3.58	4.05	(1.85)	5.54
Less distributions from:
Net investment income	(0.61)	(0.47)	(0.45)	(0.50)	(0.42)
Net asset value, end of year	$35.28	$33.38	$30.27	$26.67	$29.02
Market value, end of year	$35.23 (b)	$33.46	$30.32	$26.64	$29.08
Net Asset Value Total Return(c)	7.51%	12.09%	15.40%	(6.47)%	23.27%
Market Price Total Return(c)	7.09%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$594,105	$610,253	$432,244	$346,709	$367,914
Ratio to average net assets of:
Net expenses	0.62%	0.63%	0.64%	0.64%	0.65%
Net investment income	1.71%	1.98%	1.93%	1.69%	1.83%
Portfolio turnover rate(d)	13%	8%	6%	9%	7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P High Income Infrastructure ETF (GHII)

	Year Ended August 31,			Period Ended August 31, 2015(a)
	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$28.33	$26.28	$22.87	$25.05
Income from investment operations:
Net investment income(b)	1.53	1.76	1.34	0.71
Net gain (loss) on investments (realized and unrealized)	(1.43)	1.57	3.34	(2.45)
Total from investment operations	0.10	3.33	4.68	(1.74)
Less distributions from:
Net investment income	(1.38)	(1.27)	(1.27)	(0.44)
Capital gains	(0.30)	(0.01)	—	—
Total distributions to shareholders	(1.68)	(1.28)	(1.27)	(0.44)
Net asset value, end of period	$26.75	$28.33	$26.28	$22.87
Market value, end of period	$26.77 (c)	$28.35	$26.48	$22.56
Net Asset Value Total Return(d)	0.40%	12.98%	21.35%	(7.02)%
Market Price Total Return(d)	0.37%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$60,180	$35,408	$3,943	$2,287
Ratio to average net assets of:
Expenses	0.44%	0.45%	0.45%	0.45	%(e)
Net investment income	5.66%	6.46%	5.82%	5.13	%(e)
Portfolio turnover rate(f)	45%	66%	61%	13%

(a)	The Fund commenced operations on February 11, 2015.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are in integral part of the financial statements.

39

Financial Highlights (continued)

Invesco Shipping ETF (SEA)

	Three Months Ended August 31, 2018		Year Ended May 31,
			2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of period	$10.99		$11.50	$12.01	$19.60	$22.68	$17.51
Income from investment operations:
Net investment income(a)	0.04		0.30	0.57	1.02	0.99	0.56
Net gain (loss) on investments (realized and unrealized)	(0.66)		(0.21)	(0.38)	(7.15)	(3.35)	5.06
Total from investment operations	(0.62)		0.09	0.19	(6.13)	(2.36)	5.62
Less distributions from:
Net investment income	(0.01)		(0.59)	(0.70)	(1.46)	(0.72)	(0.45)
Return of capital	(0.13)		(0.01)	—	—	—	—
Total distributions to shareholders	(0.14)		(0.60)	(0.70)	(1.46)	(0.72)	(0.45)
Net asset value, end of period	$10.23		$10.99	$11.50	$12.01	$19.60	$22.68
Market price, end of period	$10.20	(b)	$10.96 (b)	$11.49	$12.00	$19.55	$22.69
Net Asset Value Total Return(c)	(5.67)%		0.58%	1.83%	(32.56)%	(10.52)%	32.57%
Market Price Total Return(c)	(5.69)%		0.40%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$68,520		$78,005	$103,484	$37,225	$70,577	$117,953
Ratio to average net assets of:
Expenses	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.66%
Net investment income	1.66	%(d)	2.58%	4.84%	6.95%	4.82%	2.72%
Portfolio turnover rate(e)	45%		37%	24%	34%	27%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Solar ETF (TAN)

	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$21.62	$20.89	$29.72	$43.58	$27.23
Income from investment operations:
Net investment income(a)	0.54	0.49	0.80	0.72	0.52
Net gain (loss) on investments (realized and unrealized)	0.20	1.07	(9.14)	(13.94)	16.28
Total from investment operations	0.74	1.56	(8.34)	(13.22)	16.80
Less distributions from:
Net investment income	(0.44)	(0.83)	(0.49)	(0.64)	(0.45)
Net asset value, end of year	$21.92	$21.62	$20.89	$29.72	$43.58
Market value, end of year	$21.82 (b)	$21.70	$20.91	$29.57	$43.39
Net Asset Value Total Return(c)	3.19%	8.72%	(28.59)%	(30.51)%	62.06%
Market Price Total Return(c)	2.33%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$319,383	$360,008	$230,754	$266,545	$429,167
Ratio to average net assets of:
Expenses, prior Waivers	0.69%	0.76%	0.88%	0.73%	0.76%
Expenses, after Waiver	0.65%	0.70%	0.71%	0.70%	0.71%
Net investment income, after Waivers	2.23%	2.57%	3.26%	1.83%	1.28%
Portfolio turnover rate(d)	54%	57%	53%	51%	47%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are in integral part of the financial statements.

40

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2018

Note 1—Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco China All-Cap ETF	Guggenheim China All-Cap ETF	“China All-Cap ETF”
Invesco China Technology ETF	Guggenheim China Technology ETF	“China Technology ETF”
Invesco S&P Global Water Index ETF	Guggenheim S&P Global Water Index ETF	“S&P Global Water Index ETF”
Invesco S&P High Income Infrastructure ETF	Guggenheim S&P High Income Infrastructure ETF	“S&P High Income Infrastructure ETF”
Invesco Shipping ETF	Guggenheim Shipping ETF	“Shipping ETF”
Invesco Solar ETF	Guggenheim Solar ETF	“Solar ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Claymore Exchange-Traded Fund Trust 2 (each a “Predecessor Fund”) after the close of business on April 6, 2018 for China All-Cap ETF, S&P Global Water Index and Shipping ETF, or May 18, 2018 for China Technology ETF, S&P High Income Infrastructure ETF and Solar ETF (each a “Reorganization”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund. Information presented prior to the close of business on April 6, 2018 or May 18, 2018, as applicable, is that of the Predecessor Fund.

Effective August 31, 2018, the Shipping ETF’s fiscal year-end changed from May 31 to August 31.

On April 19, 2018, the Board of Trustees of Invesco Exchange-Traded Fund Trust II approved a change in fiscal year end for funds China All-Cap ETF, China Technology ETF and S&P Global Water Index ETF from August 31 to October 31, effective October 31, 2018.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of each Fund’s respective index listed below (each, an Underlying Index):

Fund	Underlying Index
China All-Cap ETF	AlphaShares China All Cap Index
China Technology ETF	AlphaShares China Technology Index
S&P Global Water Index ETF	S&P Global Water Index
S&P High Income Infrastructure ETF	S&P High Income Infrastructure Index
Shipping ETF	Dow Jones Global Shipping IndexSM
Solar ETF	MAC Global Solar Energy Index

Note 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

41

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

42

B. Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. This risk may be heightened for each Fund because it invests in non-U.S. securities, which may have lower trading volumes.

Equity Securities Risk. Each Fund is subject to the risk that the value of the equity securities and equity-based derivatives, if any, in each Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which each Fund has investment exposure.

Tracking Error Risk. The performance of each Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. Each Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease each Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on each Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, each Fund may use a representative sampling approach, which may cause each Fund’s returns to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, each Fund may be unable to invest in certain securities included in its Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent each Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), each Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, each Fund may sell certain securities, and such sale may cause each Fund to realize a loss and, thus, each Fund’s performance to deviate from the performance of the Underlying Index. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its Underlying Index.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Diversification Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Micro-Capitalization Securities Risk. For China All-Cap ETF, China Technology ETF, Shipping ETF and Solar ETF, micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

43

Small- and Mid-Capitalization Securities Risk. Small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Passive Management Risk. Each Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Therefore, each Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity then developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

Depositary Receipt Risk. Each Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in each Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of each Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

REIT Risk. For Solar ETF, in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and Solar ETF and its shareholders will incur its pro rata share of the underlying expenses.

Foreign Securities and Currency Risk. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs. Because foreign exchanges may be open on days when a Fund does not price its shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your shares. As a result, trading spreads and the resulting premium or discount on the shares may widen, and, therefore, increase the difference between the market price of the shares and the NAV of such shares. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

C. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest-rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if

44

any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of each Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

E. Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Investment Transactions and Investment Income

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. For Solar ETF, dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

G. Dividends and Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
China All-Cap ETF	Annually
China Technology ETF	Annually
S&P Global Water Index ETF	Annually
S&P High Income Infrastructure ETF	Quarterly
Shipping ETF	Quarterly
Solar ETF	Annually

Each Fund records such dividends on ex-dividend date. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

45

H. Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds file tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

I. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

S&P Global Water Index ETF and Solar ETF are responsible for all of their expenses, including the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

China All-Cap ETF, China Technology ETF, S&P High Income Infrastructure ETF and Shipping ETF have agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

J. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Note 3—Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each of the following Funds accrues daily and pays monthly to the Adviser an annual fee equal to a percentage of its average daily net assets as stated below. During the period April 6, 2018 through the Reorganization, pursuant to an Interim Investment Advisory Agreement, GFIA did not receive an advisory fee from Solar ETF.

Fund	Management Fees (as a % of Net Assets)
S&P Global Water Index ETF	0.50%
Solar ETF	0.50%

46

Effective as of Reorganization, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding the percentage of the Fund’s average daily net assets per year (the “Expense Cap”) shown in the table below through at least April 6, 2020 for S&P Global Water Index ETF and May 18, 2020 for Solar ETF. Neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The limits are listed below:

Fund	Expense Cap
S&P Global Water Index ETF	0.63%
Solar ETF	0.65%

Prior to the Reorganization, GFIA limited expenses for the Predecessor Funds shown above in the table to 0.65% and 0.65%, respectively.

Further, the Adviser agrees to reimburse S&P Global Water Index ETF and Solar ETF in the amount equal to the licensing fees that each Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed the following percentages:

Fund	Limit	Contract End Date
S&P Global Water Index ETF	0.63%	4/6/20
Solar ETF	0.70%	5/18/20

Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee equal to a percentage of its average daily net assets as stated below. During the period April 6, 2018 through the Reorganization, pursuant to an Interim Investment Advisory Agreement, China Technology ETF and S&P High Income Infrastructure ETF paid GFIA a reduced unitary fee equal to each Fund’s expenses paid by GFIA.

Fund	Unitary Management Fees (as a % of Net Assets)
China All-Cap ETF	0.70%
China Technology ETF	0.70%
S&P High Income Infrastructure ETF	0.45%
Shipping ETF	0.65%

Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of China All-Cap ETF, China Technology ETF, S&P High Income Infrastructure ETF and Shipping ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Prior to the Reorganization, the Predecessor Funds were managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and each Predecessor Fund paid GFIA an investment advisory fee calculated at the same annualized rates as disclosed above for each respective Fund.

Effective as of the Reorganization, the Adviser has agreed to waive a portion of its unitary management fee to prevent the expenses of the China All-Cap ETF, China Technology ETF, S&P High Income Infrastructure ETF and Shipping ETF (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes, and litigation expenses and other extraordinary expenses) from exceeding such Fund’s unitary management fee through at least April 6, 2020 for China All-Cap ETF and Shipping ETF, and May 18, 2020 for China Technology ETF and S&P High Income Infrastructure ETF. Neither the Adviser nor the Funds can discontinue the agreement prior to its expiration.

Additionally, through at least August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investment in money market funds managed by that affiliate (excluding investment of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration date.

47

For the period September 1, 2017 to April 6, 2018 (or as otherwise indicated), GFIA waived fees and/or paid Fund expenses for each Predecessor Fund and for the period after the close of business on April 6, 2018 (or as otherwise indicated) to August 31, 2018, the Adviser waived Fund fees in the following amounts:

	Period after the close of business		Period September 1, 2017
	April 6, 2018 to August 31, 2018		to April 6, 2018
China All-Cap ETF	$4		$—
China Technology ETF	150	*	—	**
S&P Global Water Index ETF	224		2,362
S&P High Income Infrastructure ETF	39	*	—	**
Shipping ETF	149	***	—
Solar ETF	64,676	*	90,507	**

*	For the period after the close of business May 18, 2018 to August 31, 2018
**	For the period September 1, 2017 to May 18, 2018
***	For the period June 1, 2018 to August 31, 2018

The fees waived and/or expenses borne by the Adviser for S&P Global Water Index ETF and Solar ETF are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. Amounts waived by GFIA prior to the Reorganization are not subject to recapture.

For the fiscal year ended August 31, 2018, there were no amounts available for potential recapture by the Adviser under the Expense Agreement for S&P Global Water Index ETF.

For the following Funds, the amounts available for potential recapture by the Adviser and the expiration schedule at August 31, 2018 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
Fund		8/31/19	8/31/20	8/31/21
Solar ETF	$64,219	$—	$—	$64,219

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Funds under this plan.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for each Predecessor Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with the following entities (each a “Licensor”):

Fund	Licensor
China All-Cap ETF	AlphaShares
China Technology ETF	AlphaShares
S&P Global Water Index ETF	Standard & Poor’s Financial Services LLC
S&P High Income Infrastructure ETF	S&P Dow Jones Index Group
Shipping ETF	CME Group Index Services LLC
Solar ETF	MAC Indexing LLC

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Prior to the Reorganization, each Underlying Index name trademark had been licensed to GFIA for use by the corresponding Predecessor Fund. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

48

Note 4—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of August 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year or period ended August 31, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
China All-Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$22,725,971	$1,324	$0	$22,727,295
Money Market Funds	134,463	—	—	134,463

Total Investments	$22,860,434	$1,324	$0	$22,861,758

China Technology ETF
Investments in Securities
Common Stocks & Other Equity Interests	$384,708,399	$—	$0	$384,708,399
Money Market Funds	22,532,493	—	—	22,532,493

Total Investments	$407,240,892	$—	$0	$407,240,892

Note 5—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholder Paid during the Fiscal Years or Period ended August 31, 2018 and 2017:

	2018	2017
	Ordinary Income	Ordinary Income
China All-Cap ETF	$500,080	$433,200
China Technology ETF	5,489,280	773,890
S&P Global Water Index ETF	10,492,264	7,164,324
S&P High Income Infrastructure ETF	2,415,309	1,205,170
Solar ETF	7,869,391	8,422,471

Tax Character of Distributions to Shareholder Paid for Shipping ETF during the Period June 1, 2018 to August 31, 2018, Fiscal Year ended May 31, 2018 and Fiscal Year ended May 31, 2017:

	August 31, 2018		May 31, 2018		May 31, 2017
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Shipping ETF	$85,244	$864,886	$5,308,659	$71,081	$3,310,900	$—

49

Tax Components of Net Assets at Fiscal Year or Period End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
China All-Cap ETF	$341,730	$—	$1,771,687	$(13)	$(9,727,909)	$—	$30,392,038	$22,777,533
China Technology ETF	—	—	(75,288,742)	(18)	(21,826,504)	(836,824)	482,640,766	384,688,678
S&P Global Water Index ETF	8,753,543	—	108,235,574	(1,741)	(34,775,218)	—	511,892,754	594,104,912
S&P High Income Infrastructure ETF	562,025	—	(1,336,670)	(1,175)	(1,851,341)	—	62,807,069	60,179,908
Shipping ETF	—	(1,503,881)	(6,951,615)	16,187	(36,791,834)	—	113,751,226	68,520,083
Solar ETF	9,652	—	(50,162,548)	(109)	(373,068,122)	—	742,604,313	319,383,186

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*	Expired
China All-Cap ETF	$853,049	$1,218,478	$7,656,382	$9,727,909	$29,627
China Technology ETF	188,097	10,606,656	11,031,751	21,826,504	—
S&P Global Water Index ETF	16,548,141	989,249	17,237,828	34,775,218	38,476,281
S&P High Income Infrastructure ETF	—	—	1,851,341	1,851,341	—
Shipping ETF	—	7,082,469	29,709,365	36,791,834	—
Solar ETF	21,764,929	71,458,522	279,844,671	373,068,122	118,836,026

*

Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6—Securities Lending

During the fiscal year or period ended August 31, 2018, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

50

Note 7—Investment Transactions

For the fiscal year or period ended August 31, 2018, the cost of securities purchased and proceeds from sales of securities, (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any), were as follows:

	Purchases	Sales
China All-Cap ETF	$2,517,649	$2,544,978
China Technology ETF	82,853,254	82,089,692
S&P Global Water Index ETF	80,829,726	83,020,285
S&P High Income Infrastructure ETF	19,233,061	19,006,430
Shipping ETF*	32,035,723	32,733,915
Solar ETF	212,546,266	210,780,896

*	For the period June 1, 2018 to August 31, 2018.

For the fiscal year or period ended August 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
China All-Cap ETF	$—	$3,473,969
China Technology ETF	398,570,548	155,566,740
S&P Global Water Index ETF	95,556,674	144,622,481
S&P High Income Infrastructure ETF	37,522,985	10,981,727
Shipping ETF*	—	4,059,931
Solar ETF	120,703,246	162,546,890

*	For the period June 1, 2018 to August 31, 2018.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2018, the aggregate cost of investment, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
China All-Cap ETF	$5,473,712	$(3,702,025)	$1,771,687	$21,090,071
China Technology ETF	19,635,832	(94,924,574)	(75,288,742)	460,064,676
S&P Global Water Index ETF	134,504,124	(26,268,550)	108,235,574	484,587,370
S&P High Income Infrastructure ETF	78,546	(1,415,216)	(1,336,670)	61,297,588
Shipping ETF	2,209,987	(9,161,602)	(6,951,615)	77,925,089
Solar ETF	11,264,595	(61,427,143)	(50,162,548)	406,550,786

Note 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net asset of each Fund. For the fiscal year or period ended August 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
China All-Cap ETF	$18,500	$(1,295,694)	$1,277,194
China Technology ETF	1,708,379	(49,725,357)	48,016,978
S&P Global Water Index ETF	(74,692)	(30,056,258)	30,130,950
S&P High Income Infrastructure ETF	(289,283)	(1,697,326)	1,986,609
Shipping ETF	(19,299)	184,476	(165,177)
Solar ETF	(2,885,574)	99,557,372	(96,671,798)

51

Note 9—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by each Fund to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for China All-Cap ETF, China Technology ETF, S&P High Income Infrastructure ETF and Shipping ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10—Capital

Shares are issued and redeemed by the Funds only in creation units of 50,000 shares for China Technology ETF and S&P High Income Infrastructure ETF, 80,000 shares for S&P Global Water Index ETF and Solar ETF and 100,000 shares for China All-Cap ETF and Shipping ETF. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participating Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11—Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco China All-Cap ETF, Invesco China Technology ETF, Invesco S&P Global Water Index ETF, Invesco S&P High Income Infrastructure ETF, Invesco Shipping ETF and Invesco Solar ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco China All-Cap ETF, Invesco China Technology ETF, Invesco S&P Global Water Index ETF, Invesco S&P High Income Infrastructure ETF, Invesco Shipping ETF and Invesco Solar ETF (six of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended August 31, 2018 (or for Invesco Shipping ETF, for the period June 1, 2018 through August 31, 2018 and for the year ended May 31, 2018), (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year ended August 31, 2018 (or for Invesco Shipping ETF, for the period June 1, 2018 through August 31, 2018 and for the year ended May 31, 2018) in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco China All-Cap ETF (Predecessor Fund Guggenheim China All-Cap ETF), Invesco China Technology ETF (Predecessor Fund Guggenheim China Technology ETF), Invesco S&P Global Water Index ETF (Predecessor Fund Guggenheim S&P Global Water Index ETF), Invesco S&P High Income Infrastructure ETF (Predecessor Fund Guggenheim S&P High Income Infrastructure ETF) and Invesco Solar ETF (Predecessor Fund Guggenheim Solar ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights. The financial statements of Invesco Shipping ETF (Predecessor Fund Guggenheim Shipping ETF) as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

53

Change in Independent Registered Public Accounting Firm

The Board of Trustees appointed, upon recommendation of the Audit Committee, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Funds for the Funds’ current fiscal year. PwC serves as the independent registered public accounting firm for other Invesco ETFs.

Prior to April 6, 2018, each of the Predecessor Funds was a separate series of an unaffiliated investment company that was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor for the Funds’ current fiscal year.

Effective April 9, 2018, the Prior Auditor resigned as the independent registered public accounting firm of the Predecessor Funds. The Prior Auditor’s report on the financial statements of the Predecessor Funds for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Funds’ two most recent fiscal years and through April 9, 2018 there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

54

Fees and Expenses

As a shareholder of Invesco S&P Global Water Index ETF and Invesco Solar ETF, you incur advisory fees and other Fund expenses. As a shareholder of the Invesco China All-Cap ETF, Invesco China Technology ETF, Invesco S&P High Income Infrastructure ETF and Invesco Shipping ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder of the Invesco China All-Cap ETF, Invesco China Technology ETF, Invesco S&P High Income Infrastructure ETF and Invesco Shipping ETF may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco China All-Cap ETF (YAO)
Actual	$1,000.00	$885.70	0.70%	$3.33
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	3.57
Invesco China Technology ETF (CQQQ)
Actual	1,000.00	788.40	0.60	2.70
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
Invesco S&P Global Water Index ETF (CGW)
Actual	1,000.00	1,047.50	0.62	3.20
Hypothetical (5% return before expenses)	1,000.00	1,022.08	0.62	3.16
Invesco S&P High Income Infrastructure ETF (GHII)
Actual	1,000.00	1,077.90	0.44	2.30
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44	2.24
Invesco Shipping ETF (SEA)
Actual	1,000.00	968.20	0.65	3.22
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.65	3.31
Invesco Solar ETF (TAN)
Actual	1,000.00	896.90	0.59	2.82
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59	3.01

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

55

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
Invesco China All-Cap ETF	57%	0%
Invesco China Technology ETF	15%	0%
Invesco S&P Global Water Index ETF	100%	39%
Invesco S&P High Income Infrastructure ETF	67%	6%
Invesco Shipping ETF	100%	20%
Invesco Solar ETF	23%	8%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

56

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P Global Water Index ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)

Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P Global Water Index ETF into PowerShares S&P Global Water Index Portfolio (now known as the Invesco S&P Global Water Index ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.
Guggenheim S&P Global Water Index ETF	7,208,872	137,055	1,286,911	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim China All-Cap ETF was held on Monday, March 26, 2018. The Meeting was held for the following purpose:

(1)

Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim China All-Cap ETF into PowerShares China All-Cap Portfolio (now known as the Invesco China All-Cap ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.
Guggenheim China All-Cap ETF	304,108	20,258	52,736	N/A

A Special Meeting (“Meeting”) of Shareholders of Guggenheim S&P High Income Infrastructure ETF was held on Tuesday, April 10, 2018. The Meeting was held for the following purpose:

(1)

Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim S&P High Income Infrastructure ETF into PowerShares S&P High Income Infrastructure Portfolio (now known as the Invesco S&P High Income Infrastructure ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.
Guggenheim S&P High Income Infrastructure ETF	520,681	12,316	104,193	N/A

Special Meetings (“Meetings”) of Shareholders of Guggenheim China Technology ETF and Guggenheim Solar ETF were held on Tuesday, May 1, 2018. The Meetings were held for the following purpose:

(1)

Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim China Technology ETF into PowerShares China Technology Portfolio (now known as the Invesco China Technology ETF) and Guggenheim Solar ETF into PowerShares Solar Portfolio (now known as the Invesco Solar ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.
Guggenheim China Technology ETF	2,864,080	77,111	654,700	N/A
Guggenheim Solar ETF	7,202,163	213,143	1,500,485	N/A

57

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	221	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	221	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	221	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	221	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum***—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	221	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.
***	Effective September 19, 2018, Mr. Nussbaum resigned from the Board of Trustees of the Trust.

60

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	221	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

62

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

63

Board Considerations Regarding Approval of Investment Advisory Agreement

Board Considerations Regarding Approval of Investment Advisory Agreement for

PowerShares China All-Cap Portfolio

PowerShares China Technology Portfolio

PowerShares MSCI Emerging Markets Equal Country Weight Portfolio

PowerShares S&P High Income Infrastructure Portfolio

PowerShares Shipping Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the unitary advisory fee, that would be reorganized into the Fund in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The Trustees noted that the fee data provided by the Adviser included only six passive peer ETFs for PowerShares China Technology Portfolio and PowerShares S&P High Income Infrastructure Portfolio. The Trustees also considered fee and expense data on Adviser-identified selected peers for certain Funds. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

64

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

expenses and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its peer groups and select peer group, as applicable, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)[1]	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[2]
PowerShares China All-Cap Portfolio	Higher than median (21)	N/A	Lower than median (19)	Higher than median (3)
PowerShares China Technology Portfolio	Higher than median (6)	N/A	Lower than median (6)	Lower than median (2)
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	Higher than median (54)	Higher than median (7)	Lower than median (211)	Higher than median (4)
PowerShares S&P High Income Infrastructure Portfolio	Lower than median (6)	N/A	Lower than median (22)	Lower than median (4)
PowerShares Shipping Portfolio	Higher than median (20)	Higher than median (1)	Lower than median (10)	N/A

[1]	The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated with an “N/A” for not available.
[2]	The information provided by the Adviser did not include select peer groups for certain Funds. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary advisory fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

65

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

Board Considerations Regarding Approval of Investment Advisory Agreement for

PowerShares Canadian Energy Income Portfolio

PowerShares China Real Estate Portfolio

PowerShares China Small Cap Portfolio

PowerShares Frontier Markets Portfolio

PowerShares MSCI Global Timber Portfolio

PowerShares S&P Global Dividend Opportunities Index Portfolio

PowerShares S&P Global Water Index Portfolio

PowerShares Solar Portfolio

PowerShares Zacks International Multi-Asset Income Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed advisory fee and net expense ratio for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the advisory fee and net expense ratio, that would be reorganized into the Fund (a “Reorganization”) in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The Trustees noted that the fee data provided by the Adviser included only seven passive peer ETFs for PowerShares S&P Global Dividend Opportunities Index Portfolio and only eight passive peer ETFs for PowerShares China Real Estate Portfolio. The Trustees also considered fee and expense data on Adviser-identified selected peers for certain Funds. The Trustees noted that the proposed annual advisory fee to be charged to each Fund, except for PowerShares China Small Cap Portfolio, is 0.50% of the average daily net assets for each Fund. The Trustees noted that the proposed annual advisory fee to be charged to PowerShares China Small Cap Portfolio is 0.55% of the average daily net assets of the Fund.

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or reimburse Fund expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

66

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

that Fund’s average daily net assets as set forth in the table below, excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, through the later of two years from the closing date of the Reorganization or December 31, 2020 for each Fund except PowerShares S&P Global Water Index Portfolio and PowerShares Solar Portfolio, and through two years from the closing date of the Reorganization for PowerShares S&P Global Water Index Portfolio and PowerShares Solar Portfolio:

Fund	Fee Waiver
PowerShares Canadian Energy Income Portfolio	0.66%
PowerShares China Real Estate Portfolio	0.70%
PowerShares China Small Cap Portfolio	0.75%
PowerShares Frontier Markets Portfolio	0.70%
PowerShares MSCI Global Timber Portfolio	0.55%
PowerShares S&P Global Dividend Opportunities Index Portfolio	0.64%
PowerShares S&P Global Water Index Portfolio	0.63%
PowerShares Solar Portfolio	0.70%
PowerShares Zacks International Multi-Asset Income Portfolio	0.70%

The Trustees noted each Fund’s proposed contractual advisory fee as compared to the median net advisory fees of its peer groups and select peer groups, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)[1]	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[2]
PowerShares Canadian Energy Income Portfolio	Higher than median (15)	N/A	Lower than median (29)	N/A
PowerShares China Real Estate Portfolio	Higher than median (8)	Higher than median (1)	Lower than median (12)	N/A
PowerShares China Small Cap Portfolio	Lower than median (21)	N/A	Lower than median (19)	Lower than median (2)
PowerShares Frontier Markets Portfolio	Lower than median (54)	Higher than median (7)	Lower than median (211)	Lower than median (1)
PowerShares MSCI Global Timber Portfolio	Higher than median (18)	Higher than median (1)	Lower than median (3)	Higher than median (1)
PowerShares S&P Global Dividend Opportunities Index Portfolio	Lower than median (7)	Higher than median (2)	Lower than median (35)	Lower than median (4)
PowerShares S&P Global Water Index Portfolio	Higher than median (15)	N/A	Lower than median (29)	Higher than median (1)
PowerShares Solar Portfolio	Higher than median (15)	N/A	Lower than median (29)	Higher than median (4)
PowerShares Zacks International Multi-Asset Income Portfolio	Same as median (42)	Higher than median (2)	Lower than median (21)	Higher than median (2)

[1]	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.
[2]	The information provided by the Adviser did not include select peer groups for certain Funds. Those Funds have been designated with an “N/A” for not available.

67

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

The Trustees also noted each Fund’s net expense ratio as compared to the median net expense ratios of its peer groups and select peer group, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)[1]	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[2]
PowerShares Canadian Energy Income Portfolio	Higher than median (15)	N/A	Lower than median (29)	N/A
PowerShares China Real Estate Portfolio	Higher than median (8)	Higher than median (1)	Lower than median (12)	N/A
PowerShares China Small Cap Portfolio	Higher than median (21)	N/A	Lower than median (19)	Higher than median (2)
PowerShares Frontier Markets Portfolio	Higher than median (54)	Higher than median (7)	Lower than median (211)	Lower than median (1)
PowerShares MSCI Global Timber Portfolio	Higher than median (18)	Higher than median (1)	Lower than median (3)	Higher than median (1)
PowerShares S&P Global Dividend Opportunities Index Portfolio	Higher than median (7)	Lower than median (2)	Lower than median (35)	Higher than median (4)
PowerShares S&P Global Water Index Portfolio	Higher than median (15)	N/A	Lower than median (29)	Higher than median (1)
PowerShares Solar Portfolio	Higher than median (15)	N/A	Lower than median (29)	Higher than median (4)
PowerShares Zacks International Multi-Asset Income Portfolio	Higher than median (42)	Higher than median (2)	Lower than median (21)	Higher than median (2)

The Trustees considered each Fund’s proposed contractual advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the contractual advisory fee to be charged to each Fund and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the contractual advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

68

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2018

PLW	Invesco 1-30 Laddered Treasury ETF
PWZ	Invesco California AMT-Free Municipal Bond ETF
PCEF	Invesco CEF Income Composite ETF
PHB	Invesco Fundamental High Yield® Corporate Bond ETF
PFIG	Invesco Fundamental Investment Grade Corporate Bond ETF
LDRI	Invesco LadderRite 0-5 Year Corporate Bond ETF
PZA	Invesco National AMT-Free Municipal Bond ETF
PZT	Invesco New York AMT-Free Municipal Bond ETF
PGX	Invesco Preferred ETF
BAB	Invesco Taxable Municipal Bond ETF
CLTL	Invesco Treasury Collateral ETF
VRP	Invesco Variable Rate Preferred ETF
PVI	Invesco VRDO Tax-Free Weekly ETF

2

The Market Environment

Domestic Equity

The fiscal period proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal period unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low—a hallmark of 2017.

At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1

Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal period, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal period ended the same way it began with several US equity indexes reaching new record highs.

Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal period: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Treasury
[2]	Source: US Federal Reserve

Fixed Income

Throughout the fiscal period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. The US economy continued to add jobs, pushing the unemployment rate to 3.9% at the close of the fiscal period, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.00% to 1.25% at the start of the fiscal period to a range of 1.75% to 2.00% at the close of the fiscal period. This was accomplished with three 0.25% rate hikes in December 2017, and in March and June 2018.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds could limit future Fed rate hikes in the near-term. The Bank of Japan and the European Central Bank maintained their negative interest rates in a continued attempt to stimulate growth and inflation by encouraging investors to spend rather than save. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal period and spiked in early 2018 due to the continued strength in the global economy, the rising risks of inflation and the high probability of additional Fed rate hikes throughout the fiscal period. Due to these factors, the 10-year US Treasury note declined steadily throughout the first quarter of 2018, resulting in higher government yields and a brief move above 3.00% before normalizing near the end of the fiscal period.3 The 10-year US Treasury yield ended the fiscal period at 2.86%, 74 basis points higher than at the beginning of the fiscal period.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 1.05% for the fiscal period. Poor performance was largely attributable to the broad increase in US Treasury yields, a widening of credit spreads and reduced overseas bond purchase demand during the fiscal period. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted negative returns for the fiscal period.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

3

PLW	Manager’s Analysis
Invesco 1-30 Laddered Treasury ETF (PLW)

As an index fund, the Invesco 1-30 Laddered Treasury ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Index. The Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Nasdaq, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Index that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Index Provider does not include treasury inflation-protected securities, bills or zero-coupon securities in the Index. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned (1.17)%. On a net asset value (“NAV”) basis, the Fund returned (1.01)%. During the same time period, the Index returned (0.87)%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Treasury Index (the “Benchmark Index”) returned (0.57)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 250 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration U.S. Treasury market.

Relative to the Benchmark Index, the Fund was most overweight in bonds with maturities between 10-20 years duration and most underweight in bonds with maturities between 0-5 years duration during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight position in bonds with maturities between 10-15 years duration as well as fees and operating expenses incurred by the Fund.

For the fiscal period ended August 31, 2018, bonds with maturities with between 29-30 years duration contributed most significantly to the Fund’s return, followed by bonds with maturities between 0-1 year duration. The bonds with maturities between 7-10 years duration detracted most significantly from the Fund’s return, followed by bonds with maturities between 12-13 years duration and bonds with maturities between 17-18 years duration, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included U.S. Treasury Bonds, 3.00% coupon, due 02/15/2048 (portfolio average weight of 2.01%), and U.S. Treasury Bonds, 8.875% coupon, due 02/15/2019 (portfolio average weight of 3.24%). Positions that detracted most significantly from the Fund’s return included U.S. Treasury Bonds, 5.375% coupon, due 02/15/2031 (portfolio average weight of 9.95%), and U.S. Treasury Bonds, 4.50% coupon, due 02/15/2036 (portfolio average weight of 10.03%).

Duration Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Maturing in 0-5 Years	19.5
Maturing in 6-10 Years	16.4
Maturing in 11-15 Years	13.2
Maturing in 16-20 Years	20.1
Maturing in 21-25 Years	16.9
Maturing in 26-30 Years	13.6
Money Market Fund Plus Other Assets Less Liabilities	0.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
U.S. Treasury Bonds, 4.500%, 02/15/2036	10.0
U.S. Treasury Bonds, 5.375%, 02/15/2031	10.0
U.S. Treasury Bonds, 2.500%, 02/15/2046	3.4
U.S. Treasury Bonds, 3.000%, 02/15/2047	3.4
U.S. Treasury Bonds, 3.000%, 02/15/2048	3.4
U.S. Treasury Bonds, 2.500%, 02/15/2045	3.4
U.S. Treasury Bonds, 3.625%, 02/15/2044	3.4
U.S. Treasury Bonds, 3.125%, 02/15/2043	3.4
U.S. Treasury Bonds, 3.125%, 02/15/2042	3.4
U.S. Treasury Bonds, 3.500%, 02/15/2039	3.4
Total	47.2

* Excluding money market fund holdings.

4

Invesco 1-30 Laddered Treasury ETF (PLW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index	(2.48)%	1.49%	4.55%	3.52%	18.91%	4.69%	58.18%	5.23%	74.11%
Bloomberg Barclays U.S. Treasury Index	(1.54)	0.84	2.54	1.67	8.64	2.84	32.27	3.37	43.50
Fund
NAV Return	(2.65)	1.26	3.83	3.27	17.47	4.39	53.73	4.93	68.93
Market Price Return	(2.81)	1.29	3.91	3.28	17.52	4.38	53.52	4.90	68.27

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PWZ	Manager’s Analysis
Invesco California AMT-Free Municipal Bond ETF (PWZ)

As an index fund, the Invesco California AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of ICE BofAML California Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or any U.S. territory, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 1.15%. On a net asset value (“NAV”) basis, the Fund returned 1.22%. During the same time period, the Index returned 1.56%. During the fiscal period, the Fund’s performance (NAV basis) differed from the return of the Index due to the Fund’s sampling methodology in addition to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 1.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 5,742 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of California and most underweight in the territory of the U.S. Virgin Islands during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to California bonds underperforming the general municipal market as well as fees and operating expenses incurred by the Fund during the period.

For the fiscal period ended August 31, 2018, the State of California contributed most significantly to the Fund’s return. Puerto Rico detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included California State Various Purpose Ser. 09, 6.00% coupon, due 04/01/2038 (portfolio average weight of 0.54%), and San Francisco California City & County Airports Commission (San Francisco International

Airport) Rev. Ser.18D, 5.00% coupon, due 05/01/2048 (portfolio average weight of 1.14%). Positions that detracted most significantly from the Fund’s return included California State Various Purpose Ser. 09, 6.00% coupon, due 04/01/2038 (portfolio average weight of 1.28%), and Alameda California Corridor Transportation Auth. (Second Sub.-Lien) Ref. Ser. 16B AGM, 3.00% coupon, due 10/01/2034 (portfolio average weight of 0.76%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Ad Valorem Property Tax	21.6
Health, Hospital, Nursing Home Revenue	11.2
Port, Airport & Marina Revenue	11.1
College & University Revenue	9.3
Water Revenue	8.9
General Fund	7.2
Electric Power Revenue	6.4
Lease Revenue	6.0
Sales Tax Revenue	4.8
Highway Tolls Revenue	2.5
Miscellaneous Revenue	2.0
Tax Increment Revenue	1.6
Sewer Revenue	1.4
Transit Revenue	1.4
Special Tax	1.1
Natural Gas Revenue	1.0
Recreational Revenue	0.4
Local or GTD Housing	0.4
Other Assets Less Liabilities	1.7

6

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 18D, 5.000%, 05/01/2048	3.2
Los Angeles County California Metropolitan Transportation Auth. Sales Tax Rev. Ser. 17A, 5.000%, 07/01/2038	2.3
Marin California Healthcare District (Election 2013) Ser. 17A, 5.000%, 08/01/2041	2.3
San Rafael California High School District (Election 2015) Ser. 18B, 4.000%, 08/01/2047	2.1
San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 16C, 5.000%, 05/01/2046	2.0
Chabot-Las Positas California Community College District (Election 2016) Ser. 17A, 4.000%, 08/01/2047	2.0
Los Angeles California Department of Water & Power (Power System) Rev. Ser. 12B, 5.000%, 07/01/2043	2.0
Santa Clara Valley California Water District Ref. Ser. 16A, 5.000%, 06/01/2046	1.9
California State Various Purpose Ser. 17, 5.000%, 11/01/2047	1.8
San Diego County California Regional Transportation Commission Ser. 16A, 5.000%, 04/01/2048	1.8
Total	21.4

7

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofAML California Long-Term Core Plus Municipal Securities Index	1.50%	3.55%	11.02%	6.02%	33.98%	5.18%	65.65%	4.71%	64.98%
Bloomberg Barclays Municipal Bond 20 Year Index	1.32	3.59	11.18	5.61	31.36	5.31	67.73	5.01	70.23
Fund
NAV Return	0.97	3.44	10.68	5.54	30.97	4.75	59.08	4.22	56.91
Market Price Return	0.65	3.31	10.27	5.76	32.30	4.74	58.83	4.15	55.61

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended – ICE BofAML California Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2018.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

8

PCEF	Manager’s Analysis
Invesco CEF Income Composite ETF (PCEF)

As an index fund, the Invesco CEF Income Composite ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Index rather than in individual securities.

S-Network Global Indexes, Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Index may include closed-end funds that are advised by an affiliate of Invesco Capital Management LLC (the “Adviser”). The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 1.94%. On a net asset value (“NAV”) basis, the Fund returned 1.85%. During the same time period, the Index returned 2.22%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by beneficial trade executions associated with portfolio rebalances.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 14.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in investment grade and high yield fixed-income closed-end funds during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index can be attributed to this exposure to fixed-income, which generally underperformed the equity markets during the period. Additionally, the rising interest rate environment weakened the financial leverage opportunities, which are utilized by many closed-end funds to enhance their returns.

For the fiscal period ended August 31, 2018, the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (portfolio average weight of 3.46%) contributed most significantly to the Fund’s return, followed by the Eaton Vance Tax-Managed Diversified Equity Income Fund (portfolio average weight of 1.93%), and the Blackrock Science & Technology Trust (portfolio average weight of 0.76%), respectively. Positions that detracted most significantly from the Fund’s return included Nuveen Preferred & Income Securities Fund (portfolio average weight of 2.20%), and Aberdeen Asia-Pacific Income Fund, Inc. (portfolio average weight of 1.88%).

Asset Class Breakdown* (% of the Fund’s Net Assets) as of August 31, 2018
Bonds	44.1
Bonds/High Yield	28.0
Option Income	27.4
Domestic Equity	0.4
Money Market Funds Plus Other Assets Less Liabilities	0.1

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	2.7
Eaton Vance Limited Duration Income Fund	2.7
BlackRock Enhanced Equity Dividend Trust	2.5
BlackRock Credit Allocation Income Trust	2.4
BlackRock Corporate High Yield Fund, Inc.	2.4
DoubleLine Income Solutions Fund	2.3
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	2.2
Nuveen Preferred & Income Securities Fund	2.1
First Trust Intermediate Duration Preferred & Income Fund	1.9
Nuveen Credit Strategies Income Fund	1.9
Total	23.1

*	Excluding money market fund holdings.

9

Invesco CEF Income Composite ETF (PCEF) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S-Network Composite Closed-End Fund IndexSM	4.27%	10.62%	35.37%	8.00%	46.90%	7.61%	86.87%
S&P 500® Index	19.66	16.11	56.55	14.52	97.01	14.30	212.63
Fund
NAV Return	3.82	10.10	33.46	7.49	43.47	7.09	79.40
Market Price Return	3.77	10.16	33.70	7.51	43.64	7.08	79.26

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 2.07% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.57%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

10

PHB	Manager’s Analysis
Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

As an index fund, the Invesco Fundamental High Yield® Corporate Bond ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the U.S. Securities and Exchange Commission or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States, are excluded from the Index. ALM Research Solutions, LLC compiles and calculates the Index, which measures potential returns based on the Fundamental Index® methodology developed by Research Affiliates, LLC (the “Index Provider”). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 0.70%. On a net asset value (“NAV”) basis, the Fund returned 0.75%. During the same time period, the Index returned 1.29%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as negative impacts from the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 2.05%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,977 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. high-yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas industry and most underweight in the media industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the pharmaceuticals and media industries.

For the fiscal period ended August 31, 2018, the insurance industry contributed most significantly to the Fund’s return,

followed by the healthcare-services and food industries, respectively. Industries that detracted from performance for the year included the pharmaceuticals industry, followed by the media and oil & gas industries.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included PBF Holding Co. LLC/PBF Finance Corp., 7.25% coupon, due 06/15/2025, an oil & gas company (portfolio average weight of 0.49%), and SUPERVALU, Inc., 7.75% coupon, due 11/15/2022, a food company (portfolio average weight of 0.52%). Positions that detracted most significantly from the Fund’s return included Whiting Petroleum Corp., 6.25% coupon, due 04/01/2023, an oil & gas company (portfolio average weight of 0.02%), and AMC Networks, Inc., 5.00% coupon, due 04/01/2024, a media company (portfolio average weight of 0.30%).

11

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Oil & Gas	12.1
Healthcare-Services	7.7
Retail	5.3
Media	5.0
REITs	5.0
Telecommunications	3.6
Electric	3.6
Commercial Services	3.1
Diversified Financial Services	3.0
Computers	3.0
Chemicals	2.8
Airlines	2.8
Lodging	2.7
Iron/Steel	2.6
Internet	2.6
Home Builders	2.5
Food	2.5
Insurance	2.2
Packaging & Containers	2.1
Auto Parts & Equipment	2.1
Pipelines	1.8
Entertainment	1.7
Mining	1.5
Banks	1.2
Healthcare-Products	1.2
Office/Business Equipment	1.1
Engineering & Construction	1.1
Software	1.1
Oil & Gas Services	1.0
Semiconductors	1.0
Building Materials	0.9
Advertising	0.9
Distribution/Wholesale	0.8
Aerospace/Defense	0.7
Apparel	0.7
Toys/Games/Hobbies	0.7
Electronics	0.7
Food Service	0.6
Electrical Components & Equipment	0.5
Miscellaneous Manufacturing	0.5
Household Products/Wares	0.4
Environmental Control	0.4
Housewares	0.4
Cosmetics/Personal Care	0.4
Home Furnishings	0.4
Leisure Time	0.3
Real Estate	0.3
Money Market Funds Plus Other Assets Less Liabilities	1.4

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of August 31, 2018
BBB	4.5
BBB-	12.5
BB+	23.2
BB	15.9
BB-	18.1
B+	12.0
B	8.7
B-	3.6
CCC+	0.1
Money Market Funds Plus Other Assets Less Liabilities	1.4

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
United Continental Holdings, Inc., 4.250%, 10/01/2022	1.3
Ally Financial, Inc., 8.000%, 03/15/2020	1.1
Micron Technology, Inc., 5.500%, 02/01/2025	1.0
Vistra Energy Corp., 8.125%, 01/30/2026	0.9
Hess Corp., 4.300%, 04/01/2027	0.9
Western Digital Corp., 4.750%, 02/15/2026	0.9
Yum! Brands, Inc., 3.750%, 11/01/2021	0.9
Symantec Corp., 4.200%, 09/15/2020	0.8
Gap, Inc. (The), 5.950%, 04/12/2021	0.8
Centene Corp., 6.125%, 02/15/2024	0.8
Total	9.4

*	Excluding money market fund holdings.

12

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—RAFI® Bonds U.S. High Yield 1-10 Index	2.45%	6.01%	19.12%	5.16%	28.61%	6.08%	80.52%	5.22%	73.25%
Bloomberg Barclays U.S. Corporate High Yield Index	3.40	7.00	22.51	5.63	31.50	8.50	126.03	7.62	120.78
Fund
NAV Return	1.78	5.13	16.20	4.24	23.06	4.28	52.01	3.39	43.37
Market Price Return	1.57	5.06	15.96	4.25	23.16	4.12	49.79	3.16	39.95

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-RAFI® Bonds U.S. High Yield 1-10 Index is comprised of performance of the original underlying index from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date through August 31, 2018.

13

PFIG	Manager’s Analysis
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

As an index fund, the Invesco Fundamental Investment Grade Corporate Bond ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the RAFI® Bonds US Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the U.S. Securities and Exchange Commission or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Index. ALM Research Solutions, LLC compiles and calculates the Index, which measures potential returns based on a methodology approach developed by Research Affiliates, LLC, (the “Index Provider”), utilizing fundamental measures. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned (0.98)%. On a net asset value (“NAV”) basis, the Fund returned (1.01)%. During the same time period, the Index returned (0.73)%. The Fund’s performance differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned (1.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,719 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the banks industry during the fiscal period ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to security selection within the banks and biotechnology industries.

For the fiscal period ended August 31, 2018, the banks industry contributed most significantly to the Fund’s return, followed by the biotechnology and electric industries, respectively. The diversified financial services detracted most significantly from the Fund’s return, followed by the machinery-diversified and retail industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Apple, Inc., 3.25% coupon, due 02/23/2026, a computers company (portfolio average weight of 0.25%), and Walmart, Inc., 2.65% coupon, due 12/15/2024, a retail company (portfolio average weight of 0.24%). Positions that detracted most significantly from the Fund’s return included Citigroup, Inc., 3.20% coupon, due 10/21/2026, a banks company (portfolio average weight of 0.62%), and JPMorgan Chase & Co., 2.95% coupon, due 10/01/2026, a banks company (portfolio average weight of 0.69%).

14

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Banks	10.4
Insurance	6.2
Retail	6.1
Pharmaceuticals	6.0
Oil & Gas	5.8
Electric	5.7
REITs	4.6
Diversified Financial Services	4.1
Food	3.1
Software	2.8
Aerospace/Defense	2.7
Telecommunications	2.6
Semiconductors	2.5
Computers	2.4
Healthcare-Services	2.2
Chemicals	2.1
Media	2.0
Transportation	2.0
Electronics	1.8
Agriculture	1.7
Beverages	1.6
Healthcare-Products	1.6
Internet	1.5
Miscellaneous Manufacturing	1.4
Auto Manufacturers	1.4
Biotechnology	1.2
Cosmetics/Personal Care	1.2
Machinery-Diversified	1.1
Commercial Services	1.1
Pipelines	1.0
Oil & Gas Services	0.9
Building Materials	0.6
Apparel	0.5
Environmental Control	0.5
Real Estate	0.5
Gas	0.5
Machinery-Construction & Mining	0.4
Leisure Time	0.4
Iron/Steel	0.4
Advertising	0.4
Auto Parts & Equipment	0.3
Packaging & Containers	0.3
Electrical Components & Equipment	0.3
Forest Products & Paper	0.3
Home Builders	0.3
Textiles	0.3
Housewares	0.3
Lodging	0.2
Airlines	0.2
Engineering & Construction	0.2
Mining	0.2
Water	0.2
Hand/Machine Tools	0.2
Office/Business Equipment	0.2
Household Products/Wares	0.2
Savings & Loans	0.1
Home Furnishings	0.1
Toys/Games/Hobbies	0.1
Shipbuilding	0.1
Money Market Fund Plus Other Assets Less Liabilities	0.9

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of August 31, 2018
AAA	1.5
AA+	2.6
AA	3.3
AA-	5.8
A+	7.2
A	14.7
A-	15.8
BBB+	19.4
BBB	20.0
BBB-	8.8
Money Market Fund Plus Other Assets Less Liabilities	0.9

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
JPMorgan Chase & Co., 4.500%, 01/24/2022	0.6
Exxon Mobil Corp., 2.222%, 03/01/2021	0.6
JPMorgan Chase & Co., 2.950%, 10/01/2026	0.5
Wells Fargo & Co., MTN, 2.625%, 07/22/2022	0.5
Apple, Inc., 3.250%, 02/23/2026	0.5
Exxon Mobil Corp., 3.043%, 03/01/2026	0.5
ConocoPhillips Co., 4.950%, 03/15/2026	0.5
Boeing Co. (The), 4.875%, 02/15/2020	0.5
Apple, Inc., 2.400%, 05/03/2023	0.5
Walmart, Inc., 2.650%, 12/15/2024	0.5
Total	5.2

*	Excluding money market fund holdings.

15

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
RAFI® Bonds U.S. Investment Grade 1-10 Index	(0.86)%	2.44%	7.51%	2.91%	15.41%	2.96%	22.48%
Bloomberg Barclays U.S. Corporate Index	(1.01)	3.50	10.86	3.76	20.27	3.89	30.41
Fund
NAV Return	(1.12)	2.23	6.83	2.64	13.91	2.54	19.10
Market Price Return	(1.32)	2.16	6.61	2.75	14.54	2.57	19.27

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

16

LDRI	Manager’s Analysis
Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)

As an index fund, the Invesco LadderRite 0-5 Year Corporate Bond ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. and foreign investment grade corporate bonds that comprise the Index. The Index measures potential returns of a theoretical portfolio of fixed income securities with a yield curve based upon remaining effective terms to maturity of five years or less.

Using a “laddered strategy,” Nasdaq, Inc. (the “Index Provider”) includes in the Index a portfolio of bonds with short- to intermediate-term maturities, meaning that it divides the components of the Index into five equally weighted groups of bonds with staggered terms to maturity in an annual, sequential (“laddered”) structure from zero to five years. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects such bonds issued by companies domiciled in the U.S. and other developed countries for inclusion in the Index that: (i) are denominated in U.S. dollars; (ii) pay fixed amounts of taxable interest; (iii) are rated as “investment grade” by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) (i.e., have a grade of BBB- or higher from Fitch or S&P or of Baa3 or higher from Moody’s); (iv) have an outstanding face value of at least $500 million; and (v) have five years or less to maturity. Bonds must have an initial term to maturity of at least one year to be eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 0.30%. On a net asset value (“NAV”) basis, the Fund returned 0.34%. During the same time period, the Index returned 0.42%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period as well as due to the Fund’s sampling methodology.

During this same time period, the ICE BofAML 0-5 Year U.S. Corporate Index (the “Benchmark Index”) returned 0.34%. The Benchmark Index is an unmanaged index weighted by capitalization and based on current amount outstanding times the market price plus accrued interest based on the average performance of approximately 3,440 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the short-term investment grade U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the wirelines and pharmaceuticals industries and most underweight in the electric and insurance industries during the fiscal period ended August 31, 2018. The Fund’s performance (NAV basis) matched the return of the Benchmark Index primarily due to the fees and operating expenses the Fund incurred during the period, offset by beneficial impacts of the Fund’s sampling methodology.

The Fund’s positive performance relative to the Benchmark Index during the period can be attributed to the Fund’s relative overweight in the pharmaceuticals and food and beverage industries. The electric and technology industries detracted the most from the Fund’s performance relative to the Benchmark Index.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Whitewave Foods Co., 5.375% coupon, due 10/01/2022, a food and beverage company (no longer held at fiscal period-end), and Deutsche Bank AG, 4.25% coupon, due 10/14/2021, a banks company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included Fifth Third Bank, coupon 2.875%, due 10/01/2021, a banking company (no longer held at fiscal period-end), and Air Lease Corp., 3.75% coupon, due 02/01/2022, a diversified financial services company (portfolio average weight of 0.31%).

17

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Banks	31.3
Oil & Gas	5.7
Pharmaceuticals	4.0
Telecommunications	4.0
Auto Manufacturers	3.7
Computers	3.3
Pipelines	3.3
Media	2.9
REITs	2.8
Healthcare-Products	2.7
Diversified Financial Services	2.7
Food	2.5
Beverages	2.4
Biotechnology	2.4
Electric	2.3
Retail	2.0
Healthcare-Services	2.0
Insurance	1.9
Semiconductors	1.6
Machinery-Diversified	1.6
Chemicals	1.6
Internet	1.6
Aerospace/Defense	1.6
Agriculture	1.3
Software	1.2
Miscellaneous Manufacturing	1.2
Electrical Components & Equipment	0.8
Machinery-Construction & Mining	0.8
Investment Companies	0.8
Household Products/Wares	0.8
Transportation	0.8
Office/Business Equipment	0.8
Advertising	0.4
Oil & Gas Services	0.3
Money Market Fund Plus Other Assets Less Liabilities	0.9

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of August 31, 2018
AA+	1.6
AA	0.2
AA-	6.9
A+	11.4
A	15.1
A-	18.2
BBB+	20.1
BBB	17.1
BBB-	6.0
BB+	1.6
BB	0.9
Money Market Fund Plus Other Assets Less Liabilities	0.9

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
HSBC Holdings PLC, 2.650%, 01/05/2022	1.6
Credit Suisse AG, GMTN, 5.400%, 01/14/2020	1.3
American International Group, Inc., 6.400%, 12/15/2020	0.9
International Business Machines Corp., 8.375%, 11/01/2019	0.9
Royal Bank of Scotland Group PLC, 6.100%, 06/10/2023	0.9
Bank of America Corp., MTN, 5.000%, 05/13/2021	0.8
Bank of America Corp., MTN, 5.625%, 07/01/2020	0.8
BNP Paribas SA, BKNT, GMTN, 5.000%, 01/15/2021	0.8
Home Depot, Inc. (The), 4.400%, 04/01/2021	0.8
Warner Media LLC, 4.750%, 03/29/2021	0.8
Total	9.6

*	Excluding money market fund holdings.

18

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index	0.48%	1.82%	5.56%	1.68%	6.84%
ICE BofAML 0-5 U.S. Corporate Index	0.41	1.94	5.93	1.78	7.25
Fund
NAV Return	0.36	1.40	4.26	1.35	5.48
Market Price Return	0.24	1.38	4.20	1.34	5.44

Fund Inception: September 10, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

PZA	Manager’s Analysis
Invesco National AMT-Free Municipal Bond ETF (PZA)

As an index fund, the Invesco National AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the ICE BofAML National Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax- exempt debt publicly issued by U.S. states and territories, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 0.93%. On a net asset value (“NAV”) basis, the Fund returned 0.81%. During the same time period, the Index returned 1.23%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 1.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 5,742 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of insured municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of Illinois and most underweight in the State of New York during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to differences in state weightings relative to the Benchmark Index as well as fees and trading costs incurred by the Fund.

For the fiscal period ended August 31, 2018, the State of Texas contributed most significantly to the Fund’s return, followed by Puerto Rico and the State of Oregon, respectively. The State of New York detracted most significantly from the Fund’s return, followed by the State of Colorado and the State of New Jersey, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Chicago Illinois Wastewater Transmission (Second Lien) Rev. Ser. 12 AGM, 5.00% coupon, due 01/01/2037 (portfolio average weight of

1.60%), and Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM, 5.00% coupon, due 07/01/2035 (portfolio average weight of 0.46%). Positions that detracted most significantly from the Fund’s return included Miami-Dade County Florida Water & Sewer Systems Rev. Ser. 17A, 3.375% coupon, due 10/01/2047 (portfolio average weight of 0.49%), and Utility Debt Securitization Authority New York, 5.00% coupon, due 12/15/2033 (no longer held at fiscal period-end)

State and Territory Breakdown (% of the Fund’s Net Assets)
California	17.5
Florida	4.5
Illinois	6.6
Massachusetts	5.5
New York	18.0
Pennsylvania	4.2
Texas	11.5
Other States Less Than 3% Each	30.4
Other Assets Less Liabilities	1.8

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Sales Tax Asset Receivables Corp. (Fiscal 2015) Ref. Ser. 14A, 4.000%, 10/15/2032	1.7
Chicago Illinois Wastewater Transmission (Second Lien) Rev. Ser. 12, 5.000%, 01/01/2037	1.6
Grand Parkway Transportation Corp. Texas Systems Toll (Sub.-Tier Tela Supported) Rev. Ser. 18A, 5.000%, 10/01/2043	1.4
City of Jasper Alabama Ser. 14, 5.000%, 03/01/2044	1.3
Miami-Dade County Florida Water & Sewer System Rev. Ser. 10, 5.000%, 10/01/2020	1.3
Port Auth. of New York & New Jersey (194th Series) Ref. Ser. 15, 5.000%, 10/15/2041	1.2
San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 16C, 5.000%, 05/01/2046	1.2
Inland Valley California Development Successor Agency Tax Allocation Ref. Ser. 14A, 5.000%, 09/01/2044	1.1
Pennsylvania State Turnpike Commission Rev. Ser. 14B, 5.250%, 12/01/2039	1.0
King County Washington Sewer & Improvement Rev. Ref. Ser. 16B, 5.000%, 07/01/2039	1.0
Total	12.8

20

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofAML National Long-Term Core Plus Municipal Securities Index	1.23%	3.58%	11.13%	5.67%	31.76%	5.20%	66.04%	4.74%	65.58%
Bloomberg Barclays Municipal Bond 20 Year Index	1.32	3.59	11.18	5.61	31.36	5.31	67.73	5.01	70.23
Fund
NAV Return	0.72	3.37	10.46	5.59	31.28	4.78	59.55	4.22	56.83
Market Price Return	0.73	3.37	10.46	5.79	32.52	4.79	59.73	4.13	55.40

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofAML National Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2018.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

21

PZT	Manager’s Analysis
Invesco New York AMT-Free Municipal Bond ETF (PZT)

As an index fund, the Invesco New York AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the ICE BofAML New York Long-Term Core Plus Municipal Securities Index (formerly The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index, the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory, or their political subdivisions in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned (0.08)%. On a net asset value (“NAV”) basis, the Fund returned 0.50%. During the same time period, the Index returned 0.66%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to a positive impact as a result of the Fund’s sampling methodology partially offset by fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 1.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 5,742 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of New York and most underweight in the territory of the US Virgin Islands during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to New York bonds underperforming the general municipal market as well as fees and operating expenses incurred by the Fund during the period.

For the fiscal period ended August 31, 2018, the State of New York contributed most significantly to the Fund’s return, followed by the US territory of Guam. Puerto Rico detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included New York State Dormitory Auth. Non State Supported Debt (Icahn School of Medicine at Mount Sinai) Rev. Ref. Ser. 15A, 5.00% coupon, due 07/01/2035 (portfolio average weight of 3.35%), and Long Island Power Auth. New York Electric Systems Rev. Ref. Ser. 14A, 5.00% coupon, due 09/01/2044 (portfolio average weight of 3.36%). Positions that detracted most significantly from the Fund’s return included New York City Transitional Finance Auth. (Sub.-Future Tax Secured Fiscal 1999) Rev. Ser. 17A Sub.-Ser. E-1, 5.00% coupon, due 02/01/2043 (portfolio average weight of 2.02%), and New York State Dormitory Auth. (New York University) Rev. Ser. 01 AMBAC, 5.50% coupon, due 07/01/2040 (portfolio average weight of 2.98%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Income Tax Revenue	18.4
College & University Revenue	12.1
Electric Power Revenue	11.8
Miscellaneous Revenue	11.7
Highway Tolls Revenue	6.2
Ad Valorem Property Tax	5.9
Sales Tax Revenue	5.5
Water Revenue	5.4
Lease Revenue	3.7
Health, Hospital, Nursing Home Revenue	3.6
Industrial Revenue	3.4
Hotel Occupancy Tax	3.3
Recreational Revenue	3.2
Transit Revenue	2.6
Port, Airport & Marina Revenue	1.8
Other Assets Less Liabilities	1.4

22

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
New York City Industrial Development Agency (Queens Baseball Stadium PILOT) Rev. Ser. 09, 6.500%, 01/01/2046	4.0
Utility Debt Securitization Auth. New York (Restructuring) Ser. 17, 5.000%, 12/15/2038	3.7
New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 11C, 5.000%, 03/15/2041	3.6
New York State Dormitory Auth. Non State Supported Debt (Icahn School of Medicine at Mount Sinai) Rev. Ref. Ser. 15A, 5.000%, 07/01/2035	3.5
Long Island Power Auth. New York Electric Systems Rev. Ref. Ser. 14A, 5.000%, 09/01/2044	3.5
Brooklyn Arena New York Local Development Corp. PILOT (Barclays Center Project) Rev. Ref. Ser. 16A, 5.000%, 07/15/2042	3.4
New York State Liberty Development Corp. (4 World Trade Center Project) Rev. Ref. Ser. 11, 5.000%, 11/15/2044	3.4
New York State Convention Center Development Corp. (Hotel Unit Fee Secured) Rev. Ref. Ser. 15, 5.000%, 11/15/2040	3.3
New York City New York Ser. 16B-1, 4.000%, 12/01/2043	3.3
New York City Industrial Development Agency (Yankee Stadium PILOT) Rev. Ser. 09, 7.000%, 03/01/2049	3.2
Total	34.9

23

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofAML New York Long-Term Core Plus Municipal Securities Index	0.61%	3.41%	10.58%	5.92%	33.32%	4.81%	60.04%	4.36%	59.09%
Bloomberg Barclays Municipal Bond 20 Year Index	1.32	3.59	11.18	5.61	31.36	5.31	67.73	5.01	70.23
Fund
NAV Return	0.40	3.15	9.74	5.23	29.05	4.12	49.67	3.68	48.18
Market Price Return	0.18	3.09	9.56	5.43	30.29	4.04	48.64	3.56	46.28

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofAML New York Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2018.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

24

PGX	Manager’s Analysis
Invesco Preferred ETF (PGX)

As an index fund, the Invesco Preferred ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the ICE BofAML Core Plus Fixed Rate Preferred Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in fixed-rate U.S. dollar-denominated preferred securities that comprise the Index.

The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed-rate U.S. dollar-denominated preferred securities market. The Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts, as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Index may include Rule 144A securities. Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) selects securities for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 2.39%. On a net asset value (“NAV”) basis, the Fund returned 2.25%. During the same time period, the Index returned 2.69%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 3.60%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 290 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the preferred stock market, which includes convertible preferred stocks.

Relative to the Benchmark Index, the Fund was most overweight in the electric utilities industry and most underweight in the mortgage REITs industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the benchmark’s inclusion of convertible preferred securities, which are excluded from the Fund. Convertible preferred securities outperformed the overall preferred market during the reporting period.

For the fiscal period ended August 31, 2018, the banking industry contributed most significantly to the Fund’s return, followed by the insurance and REIT industries, respectively. The multi-utilities industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Wells Fargo & Co., 8.00%, Series J, a banks company (portfolio average weight 2.43%), and Barclays Bank PLC, 8.13%, Series 5 (United Kingdom), a banks company (portfolio average weight 2.41%). Positions that detracted most significantly from the Fund’s return included HSBC Holdings PLC, 8.125%, a banking company (no longer held at fiscal period-end), and HSBC Holdings PLC, 8.00%, a banks company (no longer held at fiscal period-end).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Banks	37.5
Capital Markets	15.2
Insurance	13.0
Equity REITs	10.3
Electric Utilities	7.5
Diversified Telecommunication Services	5.1
Consumer Finance	3.1
Multi-Utilities	2.2
Oil, Gas & Consumable Fuels	1.9
Wireless Telecommunication Services	1.5
Internet Software & Services	0.7
Machinery	0.6
Thrifts & Mortgage Finance	0.5
Commercial Services & Supplies	0.3
Mortgage REITs	0.3
Chemicals	0.1
Trading Companies & Distributors	0.1
Money Market Fund Plus Other Assets Less Liabilities	0.1

25

Invesco Preferred ETF (PGX) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Barclays Bank PLC, 8.13%, 12/15/2166, Series 5	2.0
Deutsche Bank Contingent Capital Trust V, 8.05%	1.9
Citigroup, Inc., 6.88%, 02/15/2166, Series K	1.8
BB&T Corp., 5.63%, Series E	1.8
PNC Financial Services Group, Inc. (The), 6.13%, 11/01/2166, Series P	1.7
Bank of America Corp., 6.50%, Series Y	1.5
JPMorgan Chase & Co., 6.13%, Series Y	1.5
Wells Fargo & Co., 5.85%, 12/15/2166, Series Q	1.5
Bank of America Corp., 6.63%, Series W	1.2
Bank of America Corp., 6.00%, Series GG	1.2
Total	16.1

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—ICE BofAML Core Plus Fixed Rate Preferred Securities Index	2.78%	6.07%	19.35%	7.63%	44.45%	6.35%	85.15%	4.36%	57.16%
S&P U.S. Preferred Stock Index	2.99	5.46	17.30	6.79	38.91	7.81	112.07	5.69	79.62
Fund
NAV Return	2.27	5.85	18.60	7.29	42.19	5.77	75.17	3.70	46.89
Market Price Return	2.48	5.87	18.67	7.34	42.48	5.51	70.90	3.55	44.70

26

Invesco Preferred ETF (PGX) (continued)

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.51% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-ICE BofAML Core Plus Fixed Rate Preferred Securities Index performance is comprised of the performance of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, April 1, 2012, followed by the performance of the Index, starting from the conversion date through August 31, 2018.

27

BAB	Manager’s Analysis
Invesco Taxable Municipal Bond ETF (BAB)

As an index fund, the Invesco Taxable Municipal Bond ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the ICE BofAML US Taxable Municipal Securities Plus Index (the “Index”). The Fund generally will invest at least 80% of its total assets in taxable municipal securities that comprise the Index. The Index is designed to track the performance of U.S. dollar denominated taxable municipal debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

Securities eligible for inclusion in the Index must have: (i) at least 18 months to final maturity at the time of issuance, (ii) at least one year remaining term to final maturity, (iii) a fixed coupon schedule, and (iv) an investment grade rating (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”). Securities also must have a minimum amount outstanding that varies according to the bond’s initial term to final maturity at time of issuance: maturities between 1-5 years must have at least $10 million outstanding; maturities between 5-10 years must have at least $15 million outstanding; maturities of 10 years or more must have at least $25 million outstanding. The Index excludes Rule 144A securities and securities in default. However, it may include bonds eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid.

ICE Data Indices, LLC (the “Index Provider”) uses a capitalization-weighted methodology, weighting the Index’s constituent bonds using a factor that equals their current amount outstanding multiplied by their market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 0.29%. On a net asset value (“NAV”) basis, the Fund returned 1.09%. During the same time period, the Index returned 0.79%. During the fiscal period, the Fund employed a “sampling” methodology to attempt to track the Index, rather than a full replication methodology. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to a positive impact as a result of the Fund’s sampling methodology partially offset by fees and operating expenses incurred by the Fund during the period.

During this same time period, ICE BofAML U.S. Corporate Master Index returned (1.17)% and Bloomberg Barclays U.S. Aggregate

Bond Index returned (0.63)% (each, a “Benchmark Index” and, collectively “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 7,818 securities and 10,122 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the market for investment grade corporate debt with at least one year to maturity, and of the market for U.S. investment grade, fixed-rate bonds, respectively.

Relative to ICE BofAML U.S. Corporate Master Index, the majority of the Fund’s outperformance relative to this Benchmark Index during the period can be attributed to the limited supply of Build America Bonds held by the Fund.

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the majority of the Fund’s outperformance relative to this Benchmark Index during the period can be attributed to the limited supply of Build America Bonds as well as the shorter duration of taxable municipal bonds held by the Fund compared to the duration of the Benchmark Index.

For the fiscal period ended August 31, 2018, the State of California contributed most significantly to the Fund’s return, followed by the State of Illinois and the State of Missouri, respectively. The State of Utah detracted most significantly from the Fund’s return, followed by the State of Oregon and District of Columbia, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included South Jersey Port Corp. New Jersey (Marine Terminal) Rev. Ser. 09-P-3, Build America Bonds taxable, 7.365% coupon, due 01/01/2040 (portfolio average weight of 0.63%), and Regional Transportation District Colorado COP Ser.10, Build America Bonds, 7.672% coupon, due 06/01/2040 (portfolio average weight of 0.42%). Positions that detracted most significantly from the Fund’s return included Kauai County Hawaii Ser.10, Build America Bonds, 5.763% coupon, due 08/01/2033 (portfolio average weight of 0.26%), and Jurupa California Community Services District COP Ser.10B, Build American Bonds, 6.697% coupon, due 09/01/2028 (portfolio average weight of 0.15%).

28

Invesco Taxable Municipal Bond ETF (BAB) (continued)

State and Territory Breakdown (% of the Fund’s Net Assets)
California	25.3
Florida	3.5
Illinois	7.2
New Jersey	3.8
New York	16.3
Ohio	3.7
Texas	8.5
Washington	3.4
Other States Less Than 3% Each	26.7
Money Market Fund Plus Other Assets Less Liabilities	1.6

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
California State Ser. 09, 7.500%, 04/01/2034	2.6
California State Ser. 10, 7.950%, 03/01/2036	2.6
California State Ser. 10, 7.600%, 11/01/2040	1.8
California State Highway Safety Air Quality Remarketed Ser. 09B, 6.509%, 04/01/2039	1.8
California State Various Purpose Ser. 09, 7.550%, 04/01/2039	1.7
Illinois State Ser. 10-1, 5.563%, 02/01/2021	1.6
University of California Rev. Ser. 10, 5.946%, 05/15/2045	1.4
Texas State Transportation Commission (First Tier) Rev. Ser. 10B, 5.178%, 04/01/2030	1.4
Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A, 6.890%, 01/01/2042	1.4
New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10, 5.440%, 06/15/2043	1.3
Total	17.6

*	Excluding money market fund holdings.

29

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—ICE BofAML US Taxable Municipal Securities Plus Index	0.49%	4.75%	14.95%	6.30%	35.72%	7.00%	81.16%
ICE BofAML U.S. Corporate Master Index	(1.00)	3.44	10.67	3.80	20.48	4.78	50.77
Bloomberg Barclays U.S. Aggregate Bond Index	(1.05)	1.76	5.37	2.49	13.06	3.06	30.29
Fund
NAV Return	0.98	4.98	15.69	6.08	34.33	6.98	80.97
Market Price Return	0.28	4.95	15.59	6.17	34.88	6.88	79.36

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Indices are based on the inception date of the Fund.

-

The Blended-ICE BofAML US Taxable Municipal Securities Plus Index is comprised of the performance of the ICE BofAML Build America Bond Index, the Fund’s underlying index from Fund inception through the conversion date, May 31, 2017, followed by the performance of the Index starting at the conversion date through August 31, 2018.

30

CLTL	Manager’s Analysis
Invesco Treasury Collateral ETF (CLTL)

As an index fund, the Invesco Treasury Collateral ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the ICE U.S. Treasury Short Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in components of the Index. The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. They include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index includes all publicly-issued, non-convertible U.S. Treasury Obligations that: (i) are issued in U.S. dollars, (ii) have a minimum remaining maturity of at least one month and a maximum remaining maturity of 12 months at the time of rebalance, and (iii) have a minimum amount outstanding of $300 million.

The Index excludes inflation-linked securities, floating rate notes, cash management bills, and any government agency debt issued with or without a government guarantee and Separate Trading of Registered Interest and Principal of Securities. The Index uses a market capitalization-weighted methodology. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 1.27%. On a net asset value (“NAV”) basis, the Fund returned 1.22%. During the same time period, the Index returned 1.30%. During the fiscal period the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal period ended August 31, 2018, the bonds with maturities between 61-90 days duration contributed most significantly to the Fund’s return, followed by the bonds with maturities between 31-60 days duration and bonds with maturities between 91-120 days duration, respectively. The bonds with maturities between 8-14 days duration detracted most significantly from the Fund’s return, followed by the bonds with maturities between 15-30 days duration and bonds with maturities between 331-360 days duration, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included U.S. Treasury Notes, 3.50% coupon, due 02/15/2018 (no longer held at fiscal period-end), and U.S. Treasury Notes, 1.25% coupon, due 12/31/2018 (portfolio average weight of 0.15%). Positions that detracted most significantly from the Fund’s return included U.S.

Treasury Bills, due 06/28/2018 (no longer held at fiscal period-end), and U.S. Treasury Notes, 0.75% coupon, due 01/31/2018 (no longer held at fiscal period-end).

Security Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
U.S. Treasury Bills	56.9
U.S. Treasury Notes	42.4
U.S. Treasury Bonds	0.5
Other Assets Less Liabilities	0.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
U.S. Treasury Bills, 1.916%, 10/18/2018	1.8
U.S. Treasury Bills, 1.962%, 11/01/2018	1.8
U.S. Treasury Bills, 1.930%, 10/25/2018	1.8
U.S. Treasury Bills, 1.881%, 10/04/2018	1.7
U.S. Treasury Bills, 1.915%, 11/08/2018	1.7
U.S. Treasury Bills, 1.899%, 10/11/2018	1.7
U.S. Treasury Bills, 2.094%, 01/17/2019	1.6
U.S. Treasury Bills, 2.116%, 01/24/2019	1.6
U.S. Treasury Bills, 2.128%, 01/31/2019	1.6
U.S. Treasury Bills, 2.162%, 02/28/2019	1.6
Total	16.9

31

Invesco Treasury Collateral ETF (CLTL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
ICE U.S. Treasury Short Bond Index	1.45%	1.17%	1.93%
Fund
NAV Return	1.37	1.08	1.78
Market Price Return	1.40	1.10	1.80

Fund Inception: January 12, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.08% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

32

VRP	Manager’s Analysis
Invesco Variable Rate Preferred ETF (VRP)

As an index fund, the Invesco Variable Rate Preferred ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index. The Index is a market capitalization-weighted index designed to track the performance of preferred stock, as well as certain types of “hybrid securities” that are functionally equivalent to preferred stocks, that are issued by U.S.-based or foreign issuers and that pay a floating or variable rate dividend or coupon.

Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”), employs a proprietary methodology to select for the Index issues of preferred stock and hybrid securities that, in the Index Provider’s judgment, are functionally equivalent to preferred stock based on the inclusion of equity features. To be eligible for inclusion in the Index, the preferred stock or hybrid security must: (i) maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding; (ii) have floating or variable dividends or coupons; and (iii) be U.S. dollar-denominated and U.S. registered (or otherwise exempt from registration in the United States). The Fund considers the traditional preferred stocks and functionally equivalent hybrid securities included in the Index, collectively, to be “Hybrid and Preferred Securities.” The Index is a market capitalization-weighted index designed to track the performance of preferred stock, as well as certain types of hybrid securities that are functionally equivalent to preferred stocks, that are issued by U.S.-based or foreign issuers and that pay a floating or variable rate dividend or coupon. The Fund does not purchase all of the Hybrid and Preferred Securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 0.62%. On a net asset value (“NAV”) basis, the Fund returned 1.05%. During the same time period, the Index returned 1.26%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, partially offset by beneficial impacts of the Fund’s sampling methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 3.60%. The Benchmark Index is an unmanaged index weighted by modified market capitalization and based on the average performance of approximately 290 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the primarily fixed-rate preferred stock market.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the mortgage REITs industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Benchmark Index’s inclusion of convertible preferred securities, which are excluded from the Fund. Convertible preferred securities outperformed the overall preferred market during the reporting period.

For the fiscal period ended August 31, 2018, the banking industry contributed most significantly to the Fund’s return, followed by the insurance industry. The diversified manufacturing industry detracted most significantly from the Fund’s return, followed by the capital goods industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included GMAC Capital Trust I, 8.125%, a consumer finance company (no longer held at fiscal period-end), and JPMorgan Chase & Co, 7.90%, a banks company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included General Electric Co., Series D, 5.00%, a miscellaneous manufacturing company (portfolio average weight of 3.36%), and Enbridge, Inc. (Canada), 5.50%, a pipelines company (portfolio average weight of 0.65%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Banks	56.5
Insurance	9.7
Pipelines	8.1
Capital Markets	5.5
Miscellaneous Manufacturing	3.5
Diversified Financial Services	3.3
Electric	2.3
Oil, Gas & Consumable Fuels	2.2
Mortgage REITs	2.0
Consumer Finance	1.8
Media	0.8
Food Products	0.6
Auto Manufacturers	0.6
Electric Utilities	0.6
Thrifts & Mortgage Finance	0.4
Multi-Utilities	0.3
Commercial Services & Supplies	0.3
Gas	0.3
Hand/Machine Tools	0.2
Money Market Fund Plus Other Assets Less Liabilities	1.0

33

Invesco Variable Rate Preferred ETF (VRP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
JPMorgan Chase & Co., Series 1, 5.809%, 04/29/2049	3.6
General Electric Co., Series D, 5.000%, 06/15/2165	3.5
Wells Fargo & Co., Series K, 6.111%, 03/29/2049	2.0
GMAC Capital Trust I, 8.10%, 02/15/2040, Series 2	1.8
JPMorgan Chase & Co., Series V, 5.000%, 12/31/2049	1.5
Wachovia Capital Trust III, 5.570%, 03/29/2049	1.5
Citigroup Capital XIII, 8.71%, 10/30/2040	1.5
Bank of America Corp., Series FF, 5.875%, 09/15/2166	1.4
JPMorgan Chase & Co., Series S, 6.750%, 01/29/2049	1.3
Wells Fargo & Co., Series U, 5.875%, 12/29/2049	1.2
Total	19.3

*	Excluding money market fund holdings.

34

Invesco Variable Rate Preferred ETF (VRP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index	1.61%	6.42%	20.53%	5.46%	25.89%
S&P U.S. Preferred Stock Index	2.99	5.46	17.30	5.53	26.28
Fund
NAV Return	1.25	6.22	19.84	5.18	24.43
Market Price Return	1.01	6.01	19.15	5.08	23.94

Fund Inception: May 1, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

35

PVI	Manager’s Analysis
Invesco VRDO Tax-Free Weekly ETF (PVI)

As an index fund, the Invesco VRDO Tax-Free Weekly ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index (the “Index”). The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Index.

Bloomberg Index Services Limited (collectively with its affiliates, “Bloomberg” or the “Index Provider”) compiles and calculates the Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Index must be rated by at least one of the following statistical rating agencies: Moody’s Investors Services, Inc. (“Moody’s”) as A-3 for long-term bonds or Prime-2 for short-term bonds; by S&P Global Ratings, a division of S&P Global Inc. (“S&P”) as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. (“Fitch”) as A- for long-term bonds or F-2 for short-term bonds. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 0.82%. On a net asset value (“NAV”) basis, the Fund returned 0.82%. During the same time period, the Index returned 0.99%. The Fund’s performance (NAV basis) differed from the return of the Index due to a positive impact as a result of the Fund’s sampling methodology partially offset by fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays Municipal 1-Year Index (the “Benchmark Index”) returned 0.75%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 3,886 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with no more than 1 year duration.

Relative to the Benchmark Index, the Fund was most overweight in the State of Florida and most underweight in the State of New York during the fiscal period ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to a positive impact as a result of the Fund’s sampling methodology.

For the fiscal period ended August 31, 2018, the State of Florida contributed most significantly to the Fund’s return, followed by the State of California and the State of New York, respectively. There were no detracting states.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Florida State Department of Environmental Protection Preservation (Everglades Restoration) Rev. Ser.07A AGC, 1.49% coupon, due 07/01/2027 (portfolio average weight of 0.56%), and Maryland State Health & Higher Educational Facilities Auth. (University of Maryland Medical Systems) Rev. Ser. 07A (LOC-Wells Fargo Bank N.A.), 1.50% coupon, due 07/01/2034 (portfolio average weight of 4.01%). There were no detracting positions.

State Breakdown (% of the Fund’s Net Assets)
Arizona	4.3
California	14.5
Colorado	3.9
Connecticut	4.0
Florida	14.6
Indiana	4.0
Louisiana	3.7
Maryland	8.0
Massachusetts	4.0
Michigan	6.4
Missouri	4.5
Nevada	4.0
New York	8.4
Ohio	3.5
Tennessee	5.3
Washington	3.1
Other States Less Than 3% Each	1.3
Other Assets Less Liabilities	2.5

36

Invesco VRDO Tax-Free Weekly ETF (PVI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Maryland State Health & Higher Educational Facilities Auth. (University of Maryland Medical Systems) Rev. Ser. 07A, 1.550%, 07/01/2034	4.4
Florida State Department of Environmental Protection Preservation (Everglades Restoration) Rev. Ser. 07A, 1.580%, 07/01/2027	4.2
Missouri State Health & Educational Facilities Auth. (BJC Health System) Ser. 08C, 1.530%, 05/15/2038	4.0
Massachusetts State Health & Educational Facilities Auth. (Partners Healthcare P-1—Remarketed 05/14/09) Rev. Ser. 97, 1.500%, 07/01/2027	4.0
Connecticut State Health & Educational Facilities Auth. (Yale New Heaven Hospital) Rev. Ser. 13O, 1.510%, 07/01/2053	4.0
California State Statewide Community Development Auth. (Kaiser Permanente) Ser. 04M, 1.510%, 04/01/2038	4.0
Clark County Nevada Appropriation (Sub.-Lien) Rev. Ser. 08D-3, 1.570%, 07/01/2029	4.0
Arizona State Health Facilities Auth. (Dignity Health) Ser. 05B, 1.550%, 07/01/2035	4.0
Indianapolis Indiana Multifamily Housing (Capital Place-Convington) Rev. Ser. 08, 1.540%, 05/15/2038	4.0
Florida Keys Aqueduct Auth. Water Rev. Ref. Ser. 08, 1.560%, 09/01/2035	4.0
Total	40.6

37

Invesco VRDO Tax-Free Weekly ETF (PVI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index	1.13%	0.68%	2.05%	0.43%	2.17%	0.48%	4.94%	0.65%	7.19%
Bloomberg Barclays Municipal 1-Year Index	0.64	0.82	2.47	0.78	3.95	1.27	13.42	1.55	18.12
Fund
NAV Return	0.92	0.47	1.41	0.23	1.17	0.46	4.70	0.66	7.33
Market Price Return	0.96	0.45	1.37	0.23	1.17	0.45	4.57	0.66	7.32

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index is comprised of the performance of the Thompson Municipal Market Data VRDO Index, the Fund’s original underlying index, from Fund inception through the conversion date, August 5, 2010, followed by the performance of the Index starting at the conversion date through August 31, 2018.

38

Schedule of Investments

Invesco 1-30 Laddered Treasury ETF (PLW)

August 31, 2018

Principal Amount		Value
	Long-Term Investments—96.5%
	U.S. Treasury Securities—96.5%
	U.S. Treasury Bonds—93.2%
$4,538,200	8.500%, 02/15/2020	$4,918,629
4,401,200	7.875%, 02/15/2021	4,942,410
4,214,300	7.125%, 02/15/2023	4,986,455
4,310,800	6.250%, 08/15/2023	5,010,042
3,902,300	7.625%, 02/15/2025	5,012,093
4,159,700	6.000%, 02/15/2026	5,054,604
3,925,800	6.625%, 02/15/2027	5,047,413
3,954,900	6.125%, 11/15/2027	4,998,855
4,186,700	5.250%, 02/15/2029	5,085,859
3,759,300	6.250%, 05/15/2030	5,014,480
12,123,900	5.375%, 02/15/2031	15,275,404
12,653,500	4.500%, 02/15/2036	15,427,137
4,074,100	4.750%, 02/15/2037	5,145,700
4,248,700	4.375%, 02/15/2038	5,160,096
4,773,400	3.500%, 02/15/2039	5,182,775
4,085,800	4.625%, 02/15/2040	5,160,717
4,005,600	4.750%, 02/15/2041	5,164,486
5,084,400	3.125%, 02/15/2042	5,199,891
5,097,800	3.125%, 02/15/2043	5,205,332
4,690,000	3.625%, 02/15/2044	5,206,816
5,771,500	2.500%, 02/15/2045	5,236,734
5,796,900	2.500%, 02/15/2046	5,244,609
5,245,700	3.000%, 02/15/2047	5,240,475
5,247,000	3.000%, 02/15/2048	5,238,084

		143,159,096

	U.S. Treasury Notes—3.3%
5,210,200	2.000%, 02/15/2022	5,088,493

	Total Long-Term Investments (Cost $156,244,927)	148,247,589

	Short-Term Investments—3.3%
	U.S. Treasury Securities—3.2%
	U.S. Treasury Bonds—3.2%
4,778,200	8.875%, 02/15/2019 (Cost $4,928,002)	4,916,693

Number of Shares

	Money Market Fund—0.1%
97,162	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(a) (Cost $97,162)	97,162

	Total Short-Term Investments (Cost $5,025,164)	5,013,855

	Total Investments in Securities (Cost $161,270,091)—99.8%	153,261,444
	Other assets less liabilities—0.2%	373,044

	Net Assets—100.0%	$153,634,488

Notes to Schedule of Investments:

(a)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments

Invesco California AMT-Free Municipal Bond ETF (PWZ)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—98.3%
	Ad Valorem Property Tax—21.6%
$775,000	California State Ref. Ser. 12	5.000%	02/01/2038	$846,346
1,500,000	California State Ref. Ser. 15	5.000	08/01/2035	1,721,070
1,000,000	California State Various Purpose Ser. 09	5.500	11/01/2039	1,043,630
1,540,000	California State Various Purpose Ser. 09	6.000	11/01/2039	1,617,046
1,965,000	California State Various Purpose Ser. 13	5.000	11/01/2043	2,208,267
800,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/2050	880,856
4,750,000	Chabot-Las Positas California Community College District (Election 2016) Ser. 17A	4.000	08/01/2047	4,933,920
2,000,000	Chaffey California Joint Union High School District (Election 2012) Ser. 15B	5.000	08/01/2044	2,248,840
1,500,000	Coachella Valley California Unified School District (2005 Election) Ser. 16E AGM	4.000	08/01/2045	1,552,410
2,745,000	Contra Costa California Community College District (Election of 2006) Ser. 13	5.000	08/01/2038	3,069,322
2,000,000	Jurupa California Unified School District Ser. 17B	4.000	08/01/2041	2,083,680
250,000	Los Angeles California Community College District (2008 Election) Ser. 17J	4.000	08/01/2041	263,797
1,000,000	Los Angeles California Community College District Ref. Ser. 16	5.000	08/01/2036	1,155,790
1,215,000	Los Angeles California Community College District Ref. Ser.16	4.000	08/01/2037	1,287,621
1,000,000	Los Angeles California Unified School District (Election 2008) Ser. 18B-1	5.000	07/01/2038	1,174,890
3,000,000	Madera California Unified School District Election 2014 Ser. 17	4.000	08/01/2046	3,104,550
5,000,000	Marin California Healthcare District (Election 2013) Ser. 17A	5.000	08/01/2041	5,823,050
3,000,000	Morgan Hill California Unified School District (Election 2012) Ser. 17B	4.000	08/01/2047	3,132,540
1,500,000	Oakland California Unified School District (Alameda County) Ser. 15A	5.000	08/01/2040	1,704,855
1,100,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/2031	1,146,156
1,000,000	San Diego California Community College District (Election of 2006) Ser. 13	5.000	08/01/2043	1,117,170
1,000,000	San Diego California Unified School District (Election 2012) Ser. 13C	5.000	07/01/2035	1,126,440
1,000,000	San Diego California Unified School District (Election 2012) Ser. 16F	5.000	07/01/2040	1,145,750
3,000,000	San Diego California Unified School District (Election 2012) Ser. 17I	5.000	07/01/2047	3,474,540
5,000,000	San Rafael California High School District (Election 2015) Ser. 18B	4.000	08/01/2047	5,246,100
1,000,000	Simi Valley California Unified School District (Election 2016) Ser. 17A	4.000	08/01/2046	1,045,740

				54,154,376

	College & University Revenue—9.3%
1,500,000	California State Educational Facilities Auth. (Pepperdine University) Rev. Ref. Ser. 16	5.000	10/01/2046	1,701,825
1,000,000	California State Municipal Financing Auth. (Pomona College) Rev. Ref. Ser. 17A	5.000	01/01/2048	1,168,640
2,940,000	California State University Systemwide Rev. Ser. 12A	5.000	11/01/2037	3,262,665
2,000,000	California State University Systemwide Rev. Ser. 14A	5.000	11/01/2039	2,275,000
2,100,000	California State University Systemwide Rev. Ser. 15A	5.000	11/01/2038	2,400,552
3,000,000	California State University Systemwide Rev. Ser. 18A	5.000	11/01/2048	3,496,080
1,500,000	California Statewide Communities Development Auth. Student Housing (University of California, Irvine Campus Apartments Phase IV) Rev. Ser. 17A	5.000	05/15/2047	1,679,265
745,000	University of California (Limited Project) Rev. Ser. 12G(a)	5.000	05/15/2022	832,374
755,000	University of California (Limited Project) Rev. Ser. 12G	5.000	05/15/2037	830,719
1,500,000	University of California (Limited Project) Rev. Ser. 18O	5.000	05/15/2058	1,711,365
1,500,000	University of California General Rev. Ser. 13AI	5.000	05/15/2038	1,674,945
2,000,000	University of California Rev. Ser. 17AV	5.250	05/15/2042	2,350,420

				23,383,850

	Electric Power Revenue—6.4%
2,000,000	Guam Power Auth. Rev. Ser. 10A AGM(a)	5.000	10/01/2020	2,132,120
2,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/2030	2,185,920
2,500,000	Los Angeles California Department of Water & Power (Power System) Rev. Ref. Ser. 16A	5.000	07/01/2046	2,847,550
4,445,000	Los Angeles California Department of Water & Power (Power System) Rev. Ser. 12B	5.000	07/01/2043	4,895,279
1,000,000	Los Angeles California Department of Water & Power Rev. Ser. 14D	5.000	07/01/2039	1,130,010
1,000,000	Los Angeles California Department of Water & Power Rev. Ser. 15E	5.000	07/01/2044	1,125,980
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 16B	5.000	07/01/2042	1,717,050

				16,033,909

	General Fund—7.2%
25,000	California State Ref. Ser. 07 NATL	4.250	08/01/2033	25,030
2,000,000	California State Ser. 16	5.000	09/01/2046	2,288,380
1,000,000	California State Various Purpose Ref. Ser. 16	5.000	09/01/2036	1,156,510
2,585,000	California State Various Purpose Ref. Ser.16	5.000	09/01/2034	3,007,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	General Fund (continued)
$3,230,000	California State Various Purpose Ser. 09	6.000%	04/01/2038	$3,310,007
1,160,000	California State Various Purpose Ser. 13	5.000	04/01/2037	1,291,440
2,000,000	California State Various Purpose Ser. 13	5.000	04/01/2043	2,221,120
4,000,000	California State Various Purpose Ser. 17	5.000	11/01/2047	4,618,840

				17,918,974

	Health, Hospital, Nursing Home Revenue—11.2%
1,000,000	California State Health Facilities Auth. (Lucile Packard Stanford Hospital) Rev. Ser. 16B	5.000	08/15/2055	1,115,710
3,300,000	California State Health Facilities Financing Auth. (Adventist Health System/West) Rev. Ref. Ser. 16A	4.000	03/01/2039	3,407,877
500,000	California State Health Facilities Financing Auth. (Cedars Sinai Medical Center) Rev. Ref. Ser. 16B	5.000	08/15/2035	577,470
1,500,000	California State Health Facilities Financing Auth. (Children’s Hospital) Ref. Ser. 17A	5.000	08/15/2042	1,680,045
1,000,000	California State Health Facilities Financing Auth. (Kaiser Permanente) Rev. Sub.-Ser. 17A-2	5.000	11/01/2047	1,279,160
500,000	California State Health Facilities Financing Auth. (Providence St. Joseph Health) Rev. Ref. Ser. 16A	4.000	10/01/2036	522,090
3,305,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 11D	5.000	08/15/2035	3,565,434
1,000,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 15A	5.000	08/15/2043	1,125,850
685,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 16B	4.000	11/15/2041	708,694
2,000,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 16B	5.000	11/15/2046	2,257,600
1,000,000	California State Municipal Financing Auth. (Community Medical Centers) Ref. Ser. 17A	4.000	02/01/2042	1,008,510
1,000,000	California State Municipal Financing Auth. (Eisenhower Medical Center) Rev. Ref. Ser. 17A	5.000	07/01/2042	1,098,620
1,000,000	California State Municipal Financing Auth. (Northbay Healthcare) Rev. Ser. 17A	5.000	11/01/2047	1,072,550
500,000	California State Municipal Financing Auth. (Northbay Healthcare) Rev. Ser. 17A	5.250	11/01/2047	544,190
1,000,000	California Statewide Communities Development Auth. (Cottage Health System Obligated Group) Rev. Ref. Ser. 15	5.000	11/01/2043	1,102,740
1,650,000	California Statewide Communities Development Auth. (John Muir Health) Rev. Ref. Ser. 16A	4.000	08/15/2046	1,690,639
1,000,000	California Statewide Communities Development Auth. (John Muir Health) Rev. Ref. Ser. 16A	5.000	08/15/2051	1,115,710
850,000	California Statewide Communities Development Auth. (John Muir Health) Rev. Ref. Ser. 18A	5.000	12/01/2057	958,452
1,000,000	California Statewide Communities Development Auth. (Kaiser Permanente) Rev. Ser. 12A	5.000	04/01/2042	1,088,120
1,000,000	California Statewide Communities Development Auth. (Marin General) Rev. Ser. 18A	4.000	08/01/2045	1,016,460
1,045,000	California Statewide Communities Development Auth. (Trinity Health) Rev. Ref. Ser. 11	5.000	12/01/2041	1,144,881

				28,080,802

	Highway Tolls Revenue—2.5%
3,000,000	Bay Area California Auth. Toll Bridge (San Francisco Bay Area Subordinate Toll Bridge) Rev. Ser. 17S-7	4.000	04/01/2042	3,126,000
2,000,000	Foothill-Eastern Transportation Corridor Agency California Toll Road Remarketed Rev. Ref. Sub.-Ser. 14 B-1	3.950	01/15/2053	2,007,360
1,000,000	San Diego California Association of Governments South Bay Expressway Toll (Senior Lien) Rev. Ser. 17A	5.000	07/01/2042	1,148,130

				6,281,490

	Lease Revenue—6.0%
540,000	Anaheim California Public Financing Auth. Lease Rev. Ref. Ser. 14A	5.000	05/01/2039	602,316
1,000,000	California State Municipal Financing Auth. Lease (Orange County Civic Center Infrastructure Improvement Program) Rev. Ser. 17A	5.000	06/01/2042	1,152,700
670,000	California State Public Works Board Lease (Various Capital Projects) Rev. Ref. Ser. 16C	5.000	11/01/2034	779,974
1,130,000	Los Angeles County California Public Works Financing Auth. Lease (Multiple Capital Project II) Rev. Ser. 12	5.000	08/01/2037	1,241,542
2,330,000	Los Angeles County California Public Works Financing Auth. Lease (Multiple Capital Project II) Rev. Ser. 12	5.000	08/01/2042	2,553,610
2,000,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/2044	2,248,960
1,050,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 16D	5.000	12/01/2045	1,191,530
1,000,000	San Diego California Public Facilities Financing Auth. Lease (Capital Improvement Projects) Rev. Ser. 15A	5.000	10/15/2044	1,130,610
700,000	San Diego California Public Facilities Financing Auth. Lease (Master Project) Rev. Ref. Ser. 10A(a)	5.250	09/01/2020	751,534
3,000,000	San Jose California Financing Auth. (Civic Center Project) Ref. Ser. 13A	5.000	06/01/2039	3,334,500

				14,987,276

	Local or GTD Housing—0.4%
1,000,000	California Statewide Communities Development Auth. Student Housing (CHF Irvine LLC) Rev. Ref. Ser. 16	5.000	05/15/2040	1,112,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue—2.0%
$1,000,000	California Infrastructure & Economic Development Bank Rev. Ser. 16	4.000%	10/01/2045	$1,042,020
1,500,000	California State Various Purpose (Green Bonds) Ser. 14	5.000	10/01/2037	1,702,785
1,000,000	California State Various Purpose Ser. 14	5.000	10/01/2044	1,130,990
1,000,000	California State Various Purpose Ser. 15	5.000	03/01/2045	1,127,810

				5,003,605

	Natural Gas Revenue—1.0%
2,500,000	Chula Vista California Industrial Development (San Diego Gas—Remarketed 06/17/09) Rev. Ser. 04A	5.875	02/15/2034	2,575,300

	Port, Airport & Marina Revenue—11.1%
1,500,000	Long Beach California Harbor Rev. Ref. Ser. 17C	5.000	05/15/2047	1,721,850
500,000	Long Beach California Marina Rev. Ser. 15	5.000	05/15/2040	549,545
500,000	Long Beach California Marina Rev. Ser. 15	5.000	05/15/2045	548,770
1,000,000	Los Angeles California Department of Airports (Senior Los Angeles International Airport) Ser. 10A	5.000	05/15/2040	1,054,000
2,000,000	Los Angeles California Department of Airports Rev. Ref. Sub.-Ser. 15C	5.000	05/15/2038	2,265,520
3,500,000	Los Angeles California Department of Airports Rev. Sub.-Ser. 17B	5.000	05/15/2042	4,014,745
2,000,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 14B	5.000	05/01/2044	2,227,480
4,465,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 16C	5.000	05/01/2046	5,026,072
2,000,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 17B	5.000	05/01/2047	2,275,080
7,000,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 18D	5.000	05/01/2048	8,051,750

				27,734,812

	Recreational Revenue—0.4%
1,000,000	California Infrastructure & Economic Development Bank (Academy of Motion Picture Arts & Projects) Rev. Ref. Ser. 15	5.000	11/01/2041	1,114,560

	Sales Tax Revenue—4.8%
4,990,000	Los Angeles County California Metropolitan Transportation Auth. Sales Tax Rev. Ser. 17A	5.000	07/01/2038	5,838,450
1,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10C AGM	5.125	08/01/2042	1,567,650
4,000,000	San Diego County California Regional Transportation Commission Ser. 16A	5.000	04/01/2048	4,579,000

				11,985,100

	Sewer Revenue—1.4%
650,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/2037	650,000
1,000,000	Los Angeles California Wastewater System (Green Bonds) Rev. Sub.-Ser. 17A	5.250	06/01/2047	1,183,600
1,525,000	Sacramento County California Sanitation District Financing Auth. Rev. Ref. Ser. 14A	5.000	12/01/2044	1,717,165

				3,550,765

	Special Tax—1.1%
2,600,000	Irvine California Unified School District Special Tax Ref. Ser. 15 BAM	5.000	09/01/2038	2,862,652

	Tax Increment Revenue—1.6%
1,000,000	Inland Valley California Development Successor Agency Tax Allocation Ref. Ser. 14A AGM	5.000	09/01/2044	1,084,190
2,500,000	Santa Cruz County California Redevelopment Successor Agency Tax Allocation Ref. Ser. 15A AGM	5.000	09/01/2035	2,848,625

				3,932,815

	Transit Revenue—1.4%
2,000,000	Alameda California Corridor Transportation Auth. (Second Sub.-Lien) Ref. Ser. 16B AGM	3.000	10/01/2034	1,848,360
1,500,000	Alameda California Corridor Transportation Auth. (Second Sub.-Lien) Ref. Ser. 16B AGM	5.000	10/01/2035	1,697,550

				3,545,910

	Water Revenue—8.9%
1,000,000	California State Department of Water Resources (Central Valley Project) Water System Rev. Ref. Ser. 16AW	5.000	12/01/2033	1,186,700
1,500,000	East Bay California Municipal Utility District Water System (Green Bond) Ser. 17A	5.000	06/01/2042	1,742,820
1,500,000	East Bay California Municipal Utility District Water System Rev. Ref. Ser. 15A	5.000	06/01/2037	1,726,170
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 12B	5.000	07/01/2043	2,202,600
1,250,000	Los Angeles California Department of Water & Power System Rev. Ser. 11A	5.000	07/01/2041	1,335,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$2,000,000	Los Angeles California Department of Water & Power Waterworks Rev. Ser. 18A	5.000%	07/01/2048	$2,316,060
2,000,000	Orange County California Water District Rev. Ref. Ser. 17A	4.000	08/15/2041	2,094,900
500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. (Senior Lien) Rev. Ser. 08A AGC	5.125	07/01/2047	508,705
1,000,000	San Diego County California Water Auth. Ref. Ser. 16B	5.000	05/01/2037	1,158,830
3,000,000	San Francisco California City & County Public Utilities Commission (WSIP) Sub.-Ser. 11A	5.000	11/01/2037	3,273,810
4,090,000	Santa Clara Valley California Water District Ref. Ser. 16A	5.000	06/01/2046	4,693,030

				22,238,862

	Total Investments in Securities (Cost $245,686,050)(b)—98.3%			246,497,548
	Other assets less liabilities—1.7%			4,298,315

	Net Assets—100.0%			$250,795,863

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

BAM—Build America Mutual

GTD—Grant To Date

NATL—National Public Finance Guarantee Corp.

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

WSIP—Water System Improvement Program

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)

The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of August 31, 2018. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	6.9%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments

Invesco CEF Income Composite ETF (PCEF)

August 31, 2018

Number of Shares		Value
	Closed-End Funds—99.9%
	Bonds—44.1%
3,238,816	Aberdeen Asia-Pacific Income Fund, Inc.	$13,603,027
173,743	BlackRock 2022 Global Income Opportunity Trust	1,553,262
623,102	BlackRock Core Bond Trust	8,006,861
1,406,748	BlackRock Credit Allocation Income Trust	17,429,608
735,048	BlackRock Income Trust, Inc.	4,241,227
433,362	BlackRock Limited Duration Income Trust	6,526,432
439,734	BlackRock Multi-Sector Income Trust	7,756,908
475,712	BlackRock Taxable Municipal Bond Trust	10,446,636
231,550	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	5,703,076
80,466	Cohen & Steers Select Preferred and Income Fund, Inc.	2,169,363
87,702	DoubleLine Funds Trust—DoubleLine Opportunistic Credit Fund	1,852,266
805,851	DoubleLine Income Solutions Fund	16,415,185
312,137	Duff & Phelps Utility and Corporate Bond Trust, Inc.	2,656,286
1,526,161	Eaton Vance Limited Duration Income Fund	19,412,768
231,088	Eaton Vance Short Duration Diversified Income Fund	2,960,237
118,206	Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	1,050,851
168,441	First Trust Aberdeen Global Opportunity Income Fund	1,623,771
634,909	First Trust Intermediate Duration Preferred & Income Fund	13,974,347
195,039	Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	4,760,902
78,815	Flaherty & Crumrine Preferred Income Fund, Inc.	1,108,927
359,245	Flaherty & Crumrine Preferred Securities Income Fund, Inc.	6,872,357
101,852	Flaherty & Crumrine Total Return Fund, Inc.	2,006,484
277,004	Franklin Limited Duration Income Trust	3,143,995
175,319	Guggenheim Taxable Municipal Managed Duration Trust	3,876,303
112,476	Insight Select Income Fund	2,124,672
118,197	Invesco Bond Fund(a)	2,101,543
2,122,181	Invesco Senior Income Trust(a)	9,189,044
180,249	John Hancock Preferred Income Fund	4,079,035
167,014	John Hancock Preferred Income Fund II	3,612,513
255,705	John Hancock Preferred Income Fund III	4,899,308
274,012	John Hancock Premium Dividend Fund	4,452,695
579,653	MFS Charter Income Trust	4,608,241
1,227,562	MFS Intermediate Income Trust	4,677,011
827,425	MFS Multimarket Income Trust	4,716,323
269,627	Nuveen Build America Bond Fund	5,619,027
1,731,815	Nuveen Credit Strategies Income Fund	13,767,929
593,730	Nuveen Floating Rate Income Fund	6,109,482
304,593	Nuveen Global High Income Fund	4,836,937
47,565	Nuveen Preferred & Income 2022 Term Fund	1,100,178
850,922	Nuveen Preferred & Income Opportunities Fund	7,990,158
1,684,041	Nuveen Preferred & Income Securities Fund	14,920,603
186,524	Nuveen Preferred & Income Term Fund	4,334,818
199,816	PIMCO Corporate & Income Strategy Fund	3,622,664

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds (continued)
85,092	PIMCO Income Opportunity Fund	$2,331,521
143,358	PIMCO Income Strategy Fund	1,736,065
341,597	PIMCO Income Strategy Fund II	3,644,840
259,941	Pioneer Floating Rate Trust	2,864,550
559,205	Putnam Master Intermediate Income Trust	2,561,159
885,810	Putnam Premier Income Trust(b)	4,641,644
113,078	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.	1,973,211
87,206	Stone Harbor Emerging Markets Income Fund	1,170,305
495,044	TCW Strategic Income Fund, Inc.	2,742,544
1,748,457	Templeton Global Income Fund	10,473,257
72,279	Virtus Global Multi-Sector Income Fund	955,528
169,875	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,772,360
721,750	Western Asset Inflation-Linked Opportunities & Income Fund	7,989,773
376,124	Western Asset Inflation-Linked Securities & Income Fund	4,314,142
63,845	Western Asset Investment Grade Defined Opportunity Trust, Inc.	1,278,177
123,664	Western Asset Premier Bond Fund	1,558,166

		318,920,502

	Bonds/High Yield—28.0%
1,124,043	AllianceBernstein Global High Income Fund, Inc.	13,173,784
229,500	Barings Global Short Duration High Yield Fund	4,553,280
1,620,650	BlackRock Corporate High Yield Fund, Inc.	17,340,955
726,224	BlackRock Debt Strategies Fund, Inc.	8,235,380
310,737	BlackRock Floating Rate Income Strategies Fund, Inc.	4,288,171
246,753	BlackRock Floating Rate Income Trust	3,247,270
102,480	Blackstone/GSO Long-Short Credit Income Fund	1,681,697
604,101	Credit Suisse Asset Management Income Fund, Inc.	1,908,959
728,843	Credit Suisse High Yield Bond Fund	1,905,924
180,414	Deutsche Multi-Market Income Trust	1,620,118
755,674	Dreyfus High Yield Strategies Fund	2,403,043
329,407	Eaton Vance Floating-Rate Income Trust	4,848,871
154,133	Eaton Vance High Income 2021 Target Term Trust	1,495,090
302,749	Eaton Vance Senior Floating-Rate Trust	4,268,761
458,140	First Trust High Income Long/Short Fund	6,862,937
288,658	First Trust Senior Floating Rate 2022 Target Term Fund	2,683,076
278,781	First Trust Senior Floating Rate Income Fund II	3,554,458
43,442	Guggenheim Credit Allocation Fund	970,929
151,242	Invesco High Income 2023 Target Term Fund(a)	1,507,127
193,621	Ivy High Income Opportunities Fund	2,782,334
227,074	KKR Income Opportunities Fund	3,833,009
270,638	Morgan Stanley Emerging Markets Debt Fund, Inc.	2,376,202
259,710	Neuberger Berman High Yield Strategies Fund, Inc.	2,854,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco CEF Income Composite ETF (PCEF) (continued)

August 31, 2018

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds/High Yield (continued)
295,570	New America High Income Fund, Inc. (The)	$2,512,345
226,943	Nuveen Credit Opportunities 2022 Target Term Fund	2,169,575
423,338	Nuveen Floating Rate Income Opportunity Fund	4,275,714
108,582	Nuveen High Income 2020 Target Term Fund	1,069,533
207,583	Nuveen High Income December 2018 Target Term Fund	2,046,768
461,080	Nuveen High Income November 2021 Target Term Fund	4,467,865
190,870	Nuveen NASDAQ 100 Dynamic Overwrite Fund	4,829,011
326,121	Nuveen Senior Income Fund	1,976,293
81,570	Nuveen Short Duration Credit Opportunities Fund	1,353,246
544,966	PGIM Global Short Duration High Yield Fund, Inc.	7,520,531
437,548	PGIM Short Duration High Yield Fund, Inc.	6,226,308
108,893	Pioneer Diversified High Income Trust	1,610,527
342,157	Pioneer High Income Trust	3,192,325
65,804	Stone Harbor Emerging Markets Total Income Fund	848,214
562,787	Templeton Emerging Markets Income Fund	5,622,242
1,716,091	Voya Prime Rate Trust	8,546,133
818,525	Wells Fargo Income Opportunities Fund	6,580,941
362,633	Wells Fargo Multi-Sector Income Fund	4,529,286
794,225	Western Asset Emerging Markets Debt Fund, Inc.	10,777,633
582,608	Western Asset Global High Income Fund, Inc.	5,371,646
1,097,814	Western Asset High Income Fund II, Inc.	7,004,053
1,632,747	Western Asset High Income Opportunity Fund, Inc.	7,853,513
265,360	Western Asset High Yield Defined Opportunity Fund, Inc.	3,842,413

		202,621,703

	Domestic Equity—0.4%
130,804	Guggenheim Strategic Opportunities Fund	2,871,148

	Option Income—27.4%
1,211,675	AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	15,969,877
302,626	BlackRock Energy and Resources Trust	4,415,313
443,095	BlackRock Enhanced Capital and Income Fund, Inc.	7,616,803
1,912,925	BlackRock Enhanced Equity Dividend Trust	18,115,400
708,189	BlackRock Enhanced Global Dividend Trust	7,903,389
1,246,477	BlackRock Enhanced International Dividend Trust	7,217,102
60,636	BlackRock Health Sciences Trust	2,523,670
1,130,723	BlackRock Resources & Commodities Strategy Trust	10,165,200
129,743	BlackRock Science & Technology Trust	4,581,225
367,743	Brookfield Real Assets Income Fund, Inc.	8,590,476
232,723	Cohen & Steers Global Income Builder, Inc.	2,215,523
92,990	Columbia Seligman Premium Technology Growth Fund, Inc.	2,036,339
262,404	Eaton Vance Enhanced Equity Income Fund	4,253,569
284,287	Eaton Vance Enhanced Equity Income Fund II	5,088,737

Number of Shares		Value
	Closed-End Funds (continued)
	Option Income (continued)
508,266	Eaton Vance Risk-Managed Diversified Equity Income Fund	$5,026,751
147,897	Eaton Vance Tax-Managed Buy-Write Income Fund	2,459,527
379,073	Eaton Vance Tax-Managed Buy-Write Opportunities Fund(b)	6,129,610
1,033,522	Eaton Vance Tax-Managed Diversified Equity Income Fund	13,198,076
601,653	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund(b)	7,231,869
2,038,967	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	19,716,811
177,333	First Trust Dynamic Europe Equity Income Fund	2,807,004
197,080	First Trust Enhanced Equity Income Fund	3,247,878
212,639	GAMCO Natural Resources Gold & Income Trust	1,275,834
334,736	Guggenheim Enhanced Equity Income Fund	3,012,624
81,428	John Hancock Hedged Equity & Income Fund	1,310,177
218,986	Madison Covered Call & Equity Strategy Fund	1,719,040
214,767	Nuveen Dow 30sm Dynamic Overwrite Fund	4,207,286
711,056	Nuveen S&P 500 Buy-Write Income Fund	10,281,870
90,549	Nuveen S&P 500 Dynamic Overwrite Fund	1,553,821
137,120	Voya Asia Pacific High Dividend Equity Income Fund	1,295,784
184,725	Voya Global Advantage and Premium Opportunity Fund	2,147,428
971,840	Voya Global Equity Dividend and Premium Opportunity Fund	7,211,053
151,443	Voya Infrastructure Industrials and Materials Fund	2,321,621
177,856	Voya Natural Resources Equity Income Fund	1,099,150

		197,945,837

	Total Closed-End Funds (Cost $709,353,743)	722,359,190

	Money Market Fund—0.0%
170,060	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(c) (Cost $170,060)	170,060

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $709,523,803)-99.9%	722,529,250

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.3%
2,101,525	Invesco Government & Agency Portfolio— Institutional Class, 1.85%(c)(d) (Cost $2,101,525)	2,101,525

	Total Investments in Securities (Cost $711,625,328)—100.2%	724,630,775
	Other assets less liabilities—(0.2)%	(1,454,055)

	Net Assets—100.0%	$723,176,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco CEF Income Composite ETF (PCEF) (continued)

August 31, 2018

Notes to Schedule of Investments:

(a)

Affiliated company. The Fund’s Adviser and the adviser for Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco Senior Income Trust are considered to be affiliated. See Note 4.

(b)	All or a portion of this security was out on loan at August 31, 2018.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.6%
	Advertising—0.9%
$3,884,000	Lamar Media Corp.	5.750%	02/01/2026	$4,049,070
4,153,000	Outfront Media Capital LLC/Outfront Media Capital Corp.	5.875	03/15/2025	4,204,913

				8,253,983

	Aerospace/Defense—0.7%
6,962,075	TransDigm, Inc.	6.500	07/15/2024	7,092,614

	Airlines—2.8%
2,641,000	Allegiant Travel Co.	5.500	07/15/2019	2,680,615
6,067,000	Delta Air Lines, Inc.	3.625	03/15/2022	6,019,640
6,200,000	Delta Air Lines, Inc.	4.375	04/19/2028	6,070,579
12,296,100	United Continental Holdings, Inc.	4.250	10/01/2022	12,096,288

				26,867,122

	Apparel—0.7%
4,127,000	Under Armour, Inc.	3.250	06/15/2026	3,700,667
3,197,000	William Carter Co. (The)	5.250	08/15/2021	3,246,953

				6,947,620

	Auto Parts & Equipment—2.1%
3,709,000	American Axle & Manufacturing, Inc.(a)	6.250	04/01/2025	3,704,364
4,167,000	Dana, Inc.	5.500	12/15/2024	4,151,374
7,242,000	Goodyear Tire & Rubber Co. (The)(a)	5.125	11/15/2023	7,242,000
5,269,000	Tenneco, Inc.	5.000	07/15/2026	4,689,410

				19,787,148

	Banks—1.2%
3,308,000	CIT Group, Inc.	5.000	08/15/2022	3,382,430
3,214,000	CIT Group, Inc.	5.250	03/07/2025	3,276,271
4,802,000	Discover Bank	7.000	04/15/2020	5,050,637

				11,709,338

	Building Materials—0.9%
2,247,000	Griffon Corp.	5.250	03/01/2022	2,225,204
2,182,000	Owens Corning	4.200	12/15/2022	2,207,710
2,435,000	Owens Corning	3.400	08/15/2026	2,264,917
1,591,000	US Concrete, Inc.	6.375	06/01/2024	1,612,876

				8,310,707

	Chemicals—2.8%
3,382,000	Blue Cube Spinco LLC	9.750	10/15/2023	3,851,252
6,990,000	CF Industries, Inc.(a)	3.450	06/01/2023	6,736,613
2,051,000	Chemours Co. (The)	6.625	05/15/2023	2,150,986
2,181,000	Chemours Co. (The)	5.375	05/15/2027	2,148,285
5,672,000	Huntsman International LLC	4.875	11/15/2020	5,823,726
3,257,000	PolyOne Corp.	5.250	03/15/2023	3,367,901
3,100,000	Valvoline, Inc.	4.375	08/15/2025	2,964,375

				27,043,138

	Commercial Services—3.1%
7,521,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(a)	5.500	04/01/2023	7,511,599
6,521,000	Nielsen Finance LLC/Nielsen Finance Co.	4.500	10/01/2020	6,521,000
4,148,000	R.R. Donnelley & Sons Co.(a)	7.875	03/15/2021	4,391,695
4,167,000	Service Corp. International	5.375	05/15/2024	4,265,966
6,452,000	United Rentals North America, Inc.	5.750	11/15/2024	6,683,949

				29,374,209

	Computers—3.0%
833,000	Diebold Nixdorf, Inc.	8.500	04/15/2024	592,471
5,755,000	Leidos Holdings, Inc.	4.450	12/01/2020	5,871,827
4,829,000	NCR Corp.	6.375	12/15/2023	4,859,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Computers (continued)
$4,475,000	Seagate HDD Cayman	4.250%	03/01/2022	$4,457,444
4,544,000	Seagate HDD Cayman	4.750	01/01/2025	4,361,389
8,400,000	Western Digital Corp.	4.750	02/15/2026	8,251,362

				28,393,674

	Cosmetics/Personal Care—0.4%
3,508,000	Edgewell Personal Care Co.	4.700	05/24/2022	3,500,282

	Distribution/Wholesale—0.8%
2,807,000	H&E Equipment Services, Inc.	5.625	09/01/2025	2,793,807
5,016,000	LKQ Corp.	4.750	05/15/2023	5,053,620

				7,847,427

	Diversified Financial Services—3.0%
1,590,000	Aircastle Ltd.	5.000	04/01/2023	1,655,031
1,565,000	Aircastle Ltd.	4.125	05/01/2024	1,557,801
10,087,000	Ally Financial, Inc.	8.000	03/15/2020	10,730,046
5,372,000	Discover Financial Services	4.100	02/09/2027	5,218,247
4,446,000	Navient Corp., MTN	8.000	03/25/2020	4,724,986
4,607,000	Navient Corp., MTN	6.125	03/25/2024	4,595,483

				28,481,594

	Electric—3.6%
4,400,000	AES Corp.	5.125	09/01/2027	4,455,000
4,295,000	DPL, Inc.	7.250	10/15/2021	4,665,444
4,600,000	FirstEnergy Corp., Series B	4.250	03/15/2023	4,697,683
4,800,000	FirstEnergy Corp., Series B	3.900	07/15/2027	4,726,712
6,698,000	NRG Energy, Inc.	6.625	01/15/2027	7,041,272
7,795,000	Vistra Energy Corp.(b)	8.125	01/30/2026	8,720,656

				34,306,767

	Electrical Components & Equipment—0.5%
2,345,000	WESCO Distribution, Inc.	5.375	12/15/2021	2,383,107
2,425,000	WESCO Distribution, Inc.	5.375	06/15/2024	2,415,906

				4,799,013

	Electronics—0.7%
3,048,000	Jabil, Inc.	4.700	09/15/2022	3,129,686
3,300,000	Jabil, Inc.	3.950	01/12/2028	3,161,070

				6,290,756

	Engineering & Construction—1.1%
6,320,000	AECOM	5.125	03/15/2027	6,225,200
3,883,000	MasTec, Inc.	4.875	03/15/2023	3,834,463

				10,059,663

	Entertainment—1.7%
3,738,000	AMC Entertainment Holdings, Inc.(a)	5.750	06/15/2025	3,642,232
4,100,000	Cinemark USA, Inc.	4.875	06/01/2023	4,069,250
1,661,000	Eldorado Resorts, Inc.	6.000	04/01/2025	1,696,296
1,767,000	GLP Capital LP/GLP Financing II, Inc.	4.875	11/01/2020	1,815,593
1,805,000	GLP Capital LP/GLP Financing II, Inc.	5.375	04/15/2026	1,878,915
3,025,000	Pinnacle Entertainment, Inc.	5.625	05/01/2024	3,191,375

				16,293,661

	Environmental Control—0.4%
3,623,000	Covanta Holding Corp.	5.875	03/01/2024	3,659,230

	Food—2.5%
1,399,925	B&G Foods, Inc.	4.625	06/01/2021	1,396,425
1,494,000	B&G Foods, Inc.(a)	5.250	04/01/2025	1,454,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Food (continued)
$3,463,000	Darling Ingredients, Inc.	5.375%	01/15/2022	$3,510,616
3,839,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	5.875	01/15/2024	4,050,145
3,694,000	Post Holdings, Inc.(b)	5.750	03/01/2027	3,657,060
5,329,000	SUPERVALU, Inc.(a)	7.750	11/15/2022	5,555,483
3,720,000	TreeHouse Foods, Inc.	4.875	03/15/2022	3,733,950

				23,358,461

	Food Service—0.6%
6,180,000	Aramark Services, Inc.	4.750	06/01/2026	6,102,750

	Healthcare-Products—1.2%
4,125,000	Becton Dickinson & Co.	2.894	06/06/2022	4,021,085
4,200,000	Becton Dickinson & Co.	3.700	06/06/2027	4,032,663
3,224,000	Teleflex, Inc.	4.625	11/15/2027	3,082,950

				11,136,698

	Healthcare-Services—7.7%
2,842,000	Acadia Healthcare Co., Inc.	5.625	02/15/2023	2,913,050
7,342,000	Centene Corp.	6.125	02/15/2024	7,736,632
7,300,000	CHS/Community Health Systems, Inc.	6.250	03/31/2023	6,971,500
7,818,000	DaVita, Inc.	5.125	07/15/2024	7,576,580
3,775,000	Encompass Health Corp.	5.750	11/01/2024	3,836,344
4,248,000	Envision Healthcare Corp.	5.625	07/15/2022	4,375,440
6,078,000	HCA, Inc.	6.500	02/15/2020	6,324,159
6,355,000	HCA, Inc.	5.375	02/01/2025	6,443,525
2,182,000	LifePoint Health, Inc.	5.500	12/01/2021	2,225,640
2,203,000	LifePoint Health, Inc.	5.375	05/01/2024	2,296,628
3,550,000	Magellan Health, Inc.	4.400	09/22/2024	3,479,116
5,458,000	Molina Healthcare, Inc.	5.375	11/15/2022	5,594,450
3,732,000	Tenet Healthcare Corp.	6.000	10/01/2020	3,890,610
4,027,000	Tenet Healthcare Corp.	5.125	05/01/2025	4,006,865
5,435,000	WellCare Health Plans, Inc.	5.250	04/01/2025	5,570,875

				73,241,414

	Home Builders—2.5%
2,171,000	Beazer Homes USA, Inc.	5.875	10/15/2027	1,861,632
1,400,000	Century Communities, Inc.	5.875	07/15/2025	1,316,000
2,497,000	KB Home	7.000	12/15/2021	2,640,578
2,539,000	Lennar Corp.	4.500	11/15/2019	2,564,390
2,723,000	Lennar Corp.	4.750	11/29/2027	2,610,676
2,369,500	PulteGroup, Inc.	4.250	03/01/2021	2,387,982
2,355,000	PulteGroup, Inc.	5.500	03/01/2026	2,346,169
2,012,160	Toll Brothers Finance Corp.	4.375	04/15/2023	2,010,087
1,977,000	Toll Brothers Finance Corp.	4.875	03/15/2027	1,897,920
1,311,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	4.375	06/15/2019	1,324,110
1,168,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	5.875	06/15/2024	1,169,402
1,895,620	William Lyon Homes, Inc.	5.875	01/31/2025	1,803,209

				23,932,155

	Home Furnishings—0.4%
3,482,000	Tempur Sealy International, Inc.	5.500	06/15/2026	3,403,655

	Household Products/Wares—0.4%
4,248,000	Spectrum Brands, Inc.	5.750	07/15/2025	4,311,720

	Housewares—0.4%
3,567,000	Scotts Miracle-Gro Co. (The)	6.000	10/15/2023	3,638,340

	Insurance—2.2%
5,152,000	CNO Financial Group, Inc.	5.250	05/30/2025	5,255,040
4,731,000	Genworth Holdings, Inc.	7.625	09/24/2021	4,920,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Insurance (continued)
$5,740,000	Genworth Holdings, Inc.	4.800%	02/15/2024	$5,137,300
2,660,000	MGIC Investment Corp.	5.750	08/15/2023	2,795,394
2,590,000	Radian Group, Inc.	4.500	10/01/2024	2,564,100

				20,672,074

	Internet—2.6%
2,467,000	Expedia Group, Inc.	5.950	08/15/2020	2,587,194
2,912,000	Expedia Group, Inc.	3.800	02/15/2028	2,738,273
2,311,000	Netflix, Inc.	5.375	02/01/2021	2,388,996
2,428,000	NetFlix, Inc.(a)	4.375	11/15/2026	2,299,777
7,863,000	Symantec Corp.	4.200	09/15/2020	7,933,697
1,484,000	VeriSign, Inc.	4.625	05/01/2023	1,512,493
1,500,000	VeriSign, Inc.	4.750	07/15/2027	1,451,250
3,223,000	Zayo Group LLC/Zayo Capital, Inc.	6.375	05/15/2025	3,380,121

				24,291,801

	Iron/Steel—2.6%
1,759,000	AK Steel Corp.	7.500	07/15/2023	1,846,950
1,800,000	AK Steel Corp.	7.000	03/15/2027	1,714,500
1,556,000	Allegheny Technologies, Inc.	5.950	01/15/2021	1,587,120
1,481,000	Allegheny Technologies, Inc.	7.875	08/15/2023	1,590,224
4,289,000	Cleveland-Cliffs, Inc.	5.750	03/01/2025	4,228,139
4,100,000	Commercial Metals Co.(b)	5.750	04/15/2026	3,966,750
2,346,000	Steel Dynamics, Inc.	5.125	10/01/2021	2,381,776
2,269,220	Steel Dynamics, Inc.	5.500	10/01/2024	2,331,624
2,521,000	U.S. Steel Corp.	6.875	08/15/2025	2,571,420
2,418,000	United States Steel Corp.(a)	7.375	04/01/2020	2,543,434

				24,761,937

	Leisure Time—0.3%
2,820,000	Vista Outdoor, Inc.	5.875	10/01/2023	2,777,700

	Lodging—2.7%
3,028,000	Boyd Gaming Corp.	6.375	04/01/2026	3,107,485
3,129,000	Choice Hotels International, Inc.	5.750	07/01/2022	3,308,917
5,269,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	4.625	04/01/2025	5,216,310
1,000,000	Marriott Ownership Resorts, Inc.(b)	6.500	09/15/2026	1,022,500
3,502,000	MGM Resorts International	6.000	03/15/2023	3,644,356
3,827,000	MGM Resorts International	4.625	09/01/2026	3,626,083
5,690,000	Wyndham Destinations, Inc.	4.250	03/01/2022	5,504,734

				25,430,385

	Media—5.0%
3,827,000	AMC Networks, Inc.	5.000	04/01/2024	3,774,379
6,060,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.464	07/23/2022	6,188,779
6,074,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.908	07/23/2025	6,211,617
6,832,000	Clear Channel Worldwide Holdings, Inc., Series B	6.500	11/15/2022	7,019,880
3,770,000	DISH DBS Corp.	6.750	06/01/2021	3,835,975
4,044,000	DISH DBS Corp.	7.750	07/01/2026	3,664,875
2,146,000	LIN Television Corp.	5.875	11/15/2022	2,199,650
2,946,000	Meredith Corp.(b)	6.875	02/01/2026	2,990,190
3,656,050	Sinclair Television Group, Inc.	6.125	10/01/2022	3,761,893
3,572,660	TEGNA, Inc.	6.375	10/15/2023	3,715,566
4,261,000	Tribune Media Co.	5.875	07/15/2022	4,346,220

				47,709,024

	Mining—1.5%
5,383,000	Freeport-McMoRan, Inc.	3.550	03/01/2022	5,208,053
5,222,000	Freeport-McMoRan, Inc.	4.550	11/14/2024	5,052,285
1,649,000	Hecla Mining Co.	6.875	05/01/2021	1,668,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Mining (continued)
$1,966,000	Kaiser Aluminum Corp.	5.875%	05/15/2024	$2,020,065

				13,948,449

	Miscellaneous Manufacturing—0.5%
4,864,000	Trinity Industries, Inc.	4.550	10/01/2024	4,723,165

	Office/Business Equipment—1.1%
5,652,000	CDW LLC/CDW Finance Corp.	5.000	09/01/2025	5,644,935
2,597,000	Pitney Bowes, Inc.	3.625	10/01/2021	2,475,266
2,659,000	Pitney Bowes, Inc.(a)	4.625	03/15/2024	2,397,620

				10,517,821

	Oil & Gas—12.1%
4,650,000	Anadarko Petroleum Corp.	4.850	03/15/2021	4,798,024
4,400,000	Anadarko Petroleum Corp.	5.550	03/15/2026	4,738,692
4,673,000	Antero Resources Corp.	5.625	06/01/2023	4,832,116
1,334,000	Callon Petroleum Co.	6.125	10/01/2024	1,370,685
1,533,000	Carrizo Oil & Gas, Inc.(a)	6.250	04/15/2023	1,575,157
5,861,000	Continental Resources, Inc.	3.800	06/01/2024	5,779,406
3,300,000	Devon Energy Corp.	3.250	05/15/2022	3,255,371
2,925,000	Devon Energy Corp.	5.850	12/15/2025	3,220,206
5,287,000	Diamond Offshore Drilling, Inc.(a)	7.875	08/15/2025	5,405,957
2,040,000	Diamondback Energy, Inc.	4.750	11/01/2024	2,060,400
2,869,000	Energen Corp.	4.625	09/01/2021	2,912,035
1,942,000	Gulfport Energy Corp.	6.000	10/15/2024	1,927,435
8,925,000	Hess Corp.	4.300	04/01/2027	8,684,383
745,000	Jagged Peak Energy LLC(b)	5.875	05/01/2026	735,687
1,525,000	Laredo Petroleum, Inc.	5.625	01/15/2022	1,528,812
4,681,000	Marathon Oil Corp.	2.800	11/01/2022	4,534,663
4,360,000	Marathon Oil Corp.	4.400	07/15/2027	4,378,748
3,206,000	Murphy Oil Corp.	4.450	12/01/2022	3,207,988
3,113,000	Murphy Oil Corp.	5.750	08/15/2025	3,127,797
5,511,000	Murphy Oil USA, Inc.	6.000	08/15/2023	5,683,219
2,426,000	Nabors Industries, Inc.(a)	5.500	01/15/2023	2,431,748
2,527,000	Nabors Industries, Inc.(b)	5.750	02/01/2025	2,437,517
1,170,000	Newfield Exploration Co.	5.750	01/30/2022	1,240,200
1,146,000	Newfield Exploration Co.	5.625	07/01/2024	1,227,653
5,878,000	PBF Holding Co. LLC/PBF Finance Corp.	7.250	06/15/2025	6,215,985
2,624,000	PDC Energy, Inc.	6.125	09/15/2024	2,624,000
1,609,000	QEP Resources, Inc.	5.250	05/01/2023	1,576,820
1,900,000	QEP Resources, Inc.(a)	5.625	03/01/2026	1,824,000
2,016,000	Range Resources Corp.	5.000	03/15/2023	1,982,333
1,972,000	Range Resources Corp.(a)	4.875	05/15/2025	1,898,050
1,801,000	SM Energy Co.(a)	6.125	11/15/2022	1,861,784
1,886,000	SM Energy Co.(a)	6.750	09/15/2026	1,963,798
1,588,000	Southwestern Energy Co.(a)	4.100	03/15/2022	1,556,240
1,563,000	Southwestern Energy Co.	6.200	01/23/2025	1,570,815
780,000	SRC Energy, Inc.	6.250	12/01/2025	760,500
2,164,000	Unit Corp.	6.625	05/15/2021	2,172,115
1,936,050	Whiting Petroleum Corp.	6.250	04/01/2023	1,998,972
1,969,000	Whiting Petroleum Corp.	6.625	01/15/2026	2,055,144
1,810,000	WPX Energy, Inc.	6.000	01/15/2022	1,877,875
1,843,000	WPX Energy, Inc.	5.250	09/15/2024	1,866,038

				114,898,368

	Oil & Gas Services—1.0%
2,258,000	Forum Energy Technologies, Inc.	6.250	10/01/2021	2,269,290
4,153,000	Oceaneering International, Inc.	4.650	11/15/2024	3,956,659
3,066,000	SESI LLC	7.750	09/15/2024	3,180,975

				9,406,924

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Packaging & Containers—2.1%
$2,747,000	Ball Corp.	4.375%	12/15/2020	$2,791,639
2,972,000	Ball Corp.	4.000	11/15/2023	2,916,275
4,732,000	Berry Global, Inc.	5.125	07/15/2023	4,726,085
2,893,000	Crown Americas LLC/Crown Americas Capital Corp. IV	4.500	01/15/2023	2,900,233
3,059,000	Crown Americas LLC/Crown Americas Capital Corp. VI(b)	4.750	02/01/2026	2,944,287
3,812,000	Graphic Packaging International LLC	4.750	04/15/2021	3,871,505

				20,150,024

	Pipelines—1.8%
3,363,000	Cheniere Corpus Christi Holdings LLC	5.875	03/31/2025	3,585,799
2,762,000	SemGroup Corp./Rose Rock Finance Corp.	5.625	07/15/2022	2,751,642
5,763,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.250	11/15/2023	5,604,518
5,505,000	Williams Cos., Inc. (The)	3.700	01/15/2023	5,456,831

				17,398,790

	Real Estate—0.3%
2,532,000	Kennedy-Wilson, Inc.	5.875	04/01/2024	2,522,505

	REITs—5.0%
4,810,000	CBL & Associates LP(a)	5.950	12/15/2026	3,920,150
2,409,000	CyrusOne LP/CyrusOne Finance Corp.	5.000	03/15/2024	2,445,135
5,109,000	Equinix, Inc.	5.375	05/15/2027	5,211,180
3,376,000	FelCor Lodging LP	6.000	06/01/2025	3,502,600
4,007,000	GEO Group, Inc. (The)	6.000	04/15/2026	3,886,790
7,188,000	Iron Mountain, Inc.	5.750	08/15/2024	7,143,075
2,285,000	iStar, Inc.	4.625	09/15/2020	2,279,287
3,102,000	MPT Operating Partnership LP/MPT Finance Corp.	5.000	10/15/2027	3,047,715
3,503,000	RHP Hotel Properties LP/RHP Finance Corp.	5.000	04/15/2023	3,519,464
2,145,000	Sabra Health Care LP/Sabra Capital Corp.	5.500	02/01/2021	2,187,900
3,918,000	SBA Communications Corp.	4.875	09/01/2024	3,875,686
3,218,000	Starwood Property Trust, Inc.	5.000	12/15/2021	3,250,180
3,408,000	Starwood Property Trust, Inc.	4.750	03/15/2025	3,246,120

				47,515,282

	Retail—5.3%
3,902,000	Asbury Automotive Group, Inc.	6.000	12/15/2024	3,931,265
7,552,000	Gap, Inc. (The)	5.950	04/12/2021	7,904,537
4,330,000	Group 1 Automotive, Inc.	5.000	06/01/2022	4,308,350
4,660,000	L Brands, Inc.	5.625	02/15/2022	4,735,725
4,552,000	L Brands, Inc.(a)	5.625	10/15/2023	4,574,760
2,891,000	Penske Automotive Group, Inc.	5.750	10/01/2022	2,950,627
2,965,000	Penske Automotive Group, Inc.	5.500	05/15/2026	2,913,112
6,821,000	QVC, Inc.	4.375	03/15/2023	6,753,150
3,994,000	Sally Holdings LLC/Sally Capital, Inc.(a)	5.625	12/01/2025	3,684,465
8,182,000	Yum! Brands, Inc.	3.750	11/01/2021	8,100,180

				49,856,171

	Semiconductors—1.0%
8,830,000	Micron Technology, Inc.	5.500	02/01/2025	9,182,317

	Software—1.1%
3,244,000	CDK Global, Inc.	4.875	06/01/2027	3,203,450
3,697,000	Citrix Systems, Inc.	4.500	12/01/2027	3,603,337
3,220,000	Nuance Communications, Inc.	5.625	12/15/2026	3,224,025

				10,030,812

	Telecommunications—3.6%
3,997,000	Anixter, Inc.	5.500	03/01/2023	4,191,854
6,372,000	CenturyLink, Inc., Series S	6.450	06/15/2021	6,658,740
6,418,000	CenturyLink, Inc., Series Y(a)	7.500	04/01/2024	6,883,305

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Telecommunications (continued)
$2,081,150	Hughes Satellite Systems Corp.	7.625%	06/15/2021	$2,247,642
2,212,000	Hughes Satellite Systems Corp.	6.625	08/01/2026	2,123,520
6,208,000	T-Mobile USA, Inc.	4.000	04/15/2022	6,184,720
5,843,000	T-Mobile USA, Inc.	6.500	01/15/2026	6,191,768

				34,481,549

	Toys/Games/Hobbies—0.7%
7,625,000	Mattel, Inc.	2.350	08/15/2021	6,900,625

	Total Corporate Bonds (Cost $951,241,066)			935,318,862

Number of Shares
	Money Market Fund—0.2%
2,156,582	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(c) (Cost $2,156,582)			2,156,582

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost 953,397,648)—98.8%			937,475,444

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.7%
53,481,918	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(c)(d) (Cost $53,481,918)			53,481,918

	Total Investments in Securities (Cost $1,006,879,566)—104.5%			990,957,362
	Other assets less liabilities—(4.5)%			(42,427,516)

	Net Assets—100.0%			$948,529,846

Investment Abbreviations:

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2018.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $26,474,647, which represented 2.79% of the Fund’s Net Assets.

(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Schedule of Investments

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—99.1%
	Advertising—0.4%
$100,000	Interpublic Group of Cos., Inc. (The)	3.750%	02/15/2023	$98,684
50,000	Interpublic Group of Cos., Inc. (The)	4.200	04/15/2024	50,116
157,000	Omnicom Group, Inc./Omnicom Capital, Inc.	3.625	05/01/2022	156,507
100,000	Omnicom Group, Inc./Omnicom Capital, Inc.	3.600	04/15/2026	96,701

				402,008

	Aerospace/Defense—2.7%
525,000	Boeing Co. (The)	4.875	02/15/2020	541,804
150,000	General Dynamics Corp.	3.000	05/11/2021	149,783
175,000	General Dynamics Corp.	2.625	11/15/2027	163,073
125,000	Harris Corp.	4.400	06/15/2028	127,255
75,000	L3 Technologies, Inc.	3.850	06/15/2023	75,557
100,000	L3 Technologies, Inc.	3.850	12/15/2026	97,454
190,000	Lockheed Martin Corp.	2.500	11/23/2020	187,889
218,000	Lockheed Martin Corp.	3.550	01/15/2026	217,062
152,000	Northrop Grumman Corp.	2.550	10/15/2022	147,473
150,000	Northrop Grumman Corp.	3.250	01/15/2028	142,561
327,000	Raytheon Co.	2.500	12/15/2022	319,354
100,000	Rockwell Collins, Inc.	2.800	03/15/2022	97,728
100,000	Rockwell Collins, Inc.	3.500	03/15/2027	96,033
80,000	Spirit AeroSystems, Inc.	4.600	06/15/2028	80,581
236,000	United Technologies Corp.	3.100	06/01/2022	233,258
250,000	United Technologies Corp.	4.125	11/16/2028	250,626

				2,927,491

	Agriculture—1.7%
325,000	Altria Group, Inc.	2.850	08/09/2022	319,255
257,000	Altria Group, Inc.	4.000	01/31/2024	262,822
367,000	Archer-Daniels-Midland Co.	2.500	08/11/2026	339,722
135,000	Bunge Ltd. Finance Corp.	8.500	06/15/2019	140,651
150,000	Bunge Ltd. Finance Corp.	3.250	08/15/2026	137,373
323,000	Philip Morris International, Inc.	2.500	11/02/2022	312,436
293,000	Philip Morris International, Inc.	3.250	11/10/2024	288,498

				1,800,757

	Airlines—0.2%
237,000	Southwest Airlines Co.	2.650	11/05/2020	234,493

	Apparel—0.5%
200,000	NIKE, Inc.	2.250	05/01/2023	192,413
200,000	NIKE, Inc.	2.375	11/01/2026	183,678
200,000	VF Corp.	3.500	09/01/2021	201,415

				577,506

	Auto Manufacturers—1.4%
310,000	Ford Motor Credit Co. LLC	5.875	08/02/2021	323,956
300,000	Ford Motor Credit Co. LLC	4.134	08/04/2025	283,817
300,000	General Motors Co.	4.875	10/02/2023	307,499
300,000	General Motors Financial Co., Inc.	3.200	07/06/2021	296,247
250,000	PACCAR Financial Corp., MTN	1.300	05/10/2019	248,329

				1,459,848

	Auto Parts & Equipment—0.3%
150,000	BorgWarner, Inc.	3.375	03/15/2025	146,508
200,000	Lear Corp.	5.250	01/15/2025	207,774

				354,282

	Banks—10.4%
503,000	Bank of America Corp., GMTN	3.300	01/11/2023	499,642
440,000	Bank of America Corp., MTN	4.200	08/26/2024	442,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$219,000	Bank of New York Mellon Corp. (The), MTN	2.200%	08/16/2023	$207,062
200,000	Bank of New York Mellon Corp. (The), MTN	3.850	04/28/2028	203,555
200,000	BB&T Corp., MTN	2.450	01/15/2020	198,897
150,000	Branch Banking & Trust Co.	3.625	09/16/2025	148,688
250,000	Capital One Financial Corp.	2.500	05/12/2020	247,540
250,000	Capital One Financial Corp.	4.200	10/29/2025	246,532
454,000	Citigroup, Inc.	4.500	01/14/2022	469,196
450,000	Citigroup, Inc.	4.450	09/29/2027	446,651
300,000	Citizens Bank NA, MTN	2.450	12/04/2019	297,341
200,000	Comerica, Inc.	3.700	07/31/2023	200,853
125,000	Discover Bank	3.450	07/27/2026	117,853
250,000	Discover Bank, BKNT	3.100	06/04/2020	249,075
200,000	Fifth Third Bancorp	4.300	01/16/2024	204,204
100,000	Fifth Third Bank, BKNT	2.250	06/14/2021	97,645
100,000	First Horizon National Corp.	3.500	12/15/2020	100,302
250,000	First Republic Bank	2.500	06/06/2022	242,013
250,000	Goldman Sachs Group, Inc. (The)	5.750	01/24/2022	267,493
310,000	Goldman Sachs Group, Inc. (The), GMTN	4.000	03/03/2024	313,190
102,000	Huntington Bancshares, Inc.	3.150	03/14/2021	101,616
100,000	Huntington Bancshares, Inc.	4.000	05/15/2025	100,769
575,000	JPMorgan Chase & Co.	4.500	01/24/2022	596,456
610,000	JPMorgan Chase & Co.	2.950	10/01/2026	571,920
200,000	KeyBank NA	3.300	06/01/2025	195,071
125,000	KeyCorp, MTN	5.100	03/24/2021	130,714
100,000	Manufacturers & Traders Trust Co.	2.900	02/06/2025	96,429
200,000	Manufacturers & Traders Trust Co., BKNT	2.300	01/30/2019	199,823
300,000	Morgan Stanley, GMTN	2.750	05/19/2022	292,763
250,000	Morgan Stanley, Series F, GMTN	3.875	04/29/2024	251,587
100,000	Northern Trust Corp.	3.450	11/04/2020	101,041
180,000	Northern Trust Corp.	3.950	10/30/2025	183,848
250,000	PNC Bank NA, BKNT	2.150	04/29/2021	243,905
250,000	PNC Bank NA, BKNT	3.100	10/25/2027	238,634
300,000	Regions Financial Corp.	3.200	02/08/2021	299,061
181,000	State Street Corp.	2.550	08/18/2020	179,928
175,000	State Street Corp.	3.550	08/18/2025	176,174
230,000	SunTrust Bank, BKNT	2.250	01/31/2020	227,735
150,000	SunTrust Banks, Inc.	4.000	05/01/2025	151,598
307,000	U.S. Bancorp, Series V, MTN	2.375	07/22/2026	281,484
250,000	U.S. Bank NA, BKNT	2.125	10/28/2019	248,541
585,000	Wells Fargo & Co., MTN	2.625	07/22/2022	566,698
536,000	Wells Fargo & Co.	3.000	04/22/2026	503,542

				11,139,766

	Beverages—1.6%
250,000	Coca-Cola Co. (The)	1.650	11/01/2018	249,638
353,000	Coca-Cola Co. (The)	2.875	10/27/2025	341,593
81,000	Constellation Brands, Inc.	4.250	05/01/2023	82,669
100,000	Constellation Brands, Inc.	3.600	02/15/2028	94,649
100,000	Keurig Dr Pepper, Inc.(a)	4.057	05/25/2023	100,721
100,000	Keurig Dr Pepper, Inc.(a)	4.597	05/25/2028	101,691
100,000	Molson Coors Brewing Co.	2.100	07/15/2021	96,500
100,000	Molson Coors Brewing Co.	3.000	07/15/2026	92,089
300,000	PepsiCo, Inc.	2.750	03/01/2023	295,285
300,000	PepsiCo, Inc.	3.000	10/15/2027	287,862

				1,742,697

	Biotechnology—1.2%
182,000	Amgen, Inc.	3.875	11/15/2021	185,505
200,000	Amgen, Inc.	3.625	05/22/2024	201,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Biotechnology (continued)
$148,000	Biogen, Inc.	2.900%	09/15/2020	$147,574
100,000	Biogen, Inc.	4.050	09/15/2025	101,309
115,000	Celgene Corp.	2.875	08/15/2020	114,497
100,000	Celgene Corp.	3.875	08/15/2025	98,765
261,000	Gilead Sciences, Inc.	2.550	09/01/2020	258,760
209,000	Gilead Sciences, Inc.	3.650	03/01/2026	207,342

				1,315,202

	Building Materials—0.6%
133,000	Fortune Brands Home & Security, Inc.	4.000	06/15/2025	132,782
262,000	Johnson Controls International PLC	3.900	02/14/2026	260,695
100,000	Martin Marietta Materials, Inc.	3.500	12/15/2027	93,041
140,000	Masco Corp.	4.375	04/01/2026	140,456

				626,974

	Chemicals—2.1%
100,000	Celanese US Holdings LLC	4.625	11/15/2022	102,847
100,000	Eastman Chemical Co.	3.600	08/15/2022	100,241
100,000	Eastman Chemical Co.	3.800	03/15/2025	99,713
450,000	EI du Pont de Nemours & Co.	2.200	05/01/2020	444,817
200,000	LyondellBasell Industries NV	5.000	04/15/2019	201,557
200,000	LyondellBasell Industries NV	5.750	04/15/2024	217,504
100,000	Mosaic Co. (The)	3.250	11/15/2022	98,247
100,000	Mosaic Co. (The)	4.250	11/15/2023	101,536
230,000	PPG Industries, Inc.	3.600	11/15/2020	231,743
100,000	PPG Industries, Inc.	3.750	03/15/2028	100,155
120,000	Praxair, Inc.	4.500	08/15/2019	122,061
95,000	Praxair, Inc.	3.200	01/30/2026	93,506
100,000	Sherwin-Williams Co. (The)	2.250	05/15/2020	98,684
95,000	Sherwin-Williams Co. (The)	3.450	06/01/2027	90,731
159,000	Westlake Chemical Corp.	3.600	08/15/2026	150,649

				2,253,991

	Commercial Services—1.1%
100,000	Automatic Data Processing, Inc.	2.250	09/15/2020	98,984
150,000	Automatic Data Processing, Inc.	3.375	09/15/2025	149,885
100,000	Block Financial LLC	4.125	10/01/2020	100,996
100,000	Ecolab, Inc.	4.350	12/08/2021	103,536
100,000	Ecolab, Inc.	2.700	11/01/2026	93,426
157,000	Equifax, Inc.	3.300	12/15/2022	154,270
100,000	Total System Services, Inc.	3.800	04/01/2021	100,763
50,000	Total System Services, Inc.	4.800	04/01/2026	51,809
125,000	Verisk Analytics, Inc.	4.000	06/15/2025	124,256
175,000	Western Union Co. (The)	3.600	03/15/2022	173,828

				1,151,753

	Computers—2.4%
540,000	Apple, Inc.	2.400	05/03/2023	522,978
560,000	Apple, Inc.	3.250	02/23/2026	551,638
179,000	Hewlett Packard Enterprise Co.	3.600	10/15/2020	180,475
125,000	Hewlett Packard Enterprise Co.	4.900	10/15/2025	129,101
352,000	HP, Inc.	4.650	12/09/2021	365,349
350,000	International Business Machines Corp.	1.625	05/15/2020	343,273
300,000	International Business Machines Corp.	3.625	02/12/2024	303,727
137,000	NetApp, Inc.	3.375	06/15/2021	136,086

				2,532,627

	Cosmetics/Personal Care—1.2%
250,000	Colgate-Palmolive Co., MTN	2.300	05/03/2022	244,728
100,000	Colgate-Palmolive Co., MTN	3.250	03/15/2024	100,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Cosmetics/Personal Care (continued)
$100,000	Estee Lauder Cos., Inc. (The)	1.800%	02/07/2020	$98,633
100,000	Estee Lauder Cos., Inc. (The)	3.150	03/15/2027	96,880
376,000	Procter & Gamble Co. (The)	2.150	08/11/2022	364,634
375,000	Procter & Gamble Co. (The)	2.450	11/03/2026	349,437

				1,254,722

	Diversified Financial Services—4.1%
240,000	American Express Co.	2.500	08/01/2022	231,378
240,000	American Express Credit Corp., MTN	3.300	05/03/2027	234,661
150,000	Ameriprise Financial, Inc.	5.300	03/15/2020	155,073
150,000	Ameriprise Financial, Inc.	4.000	10/15/2023	153,698
220,000	BlackRock, Inc.	3.500	03/18/2024	222,726
177,000	BlackRock, Inc., Series 2	5.000	12/10/2019	182,217
71,000	Cboe Global Markets, Inc.	3.650	01/12/2027	69,113
170,000	Charles Schwab Corp. (The)	4.450	07/22/2020	174,637
150,000	Charles Schwab Corp. (The)	3.200	03/02/2027	145,082
150,000	CME Group, Inc.	3.000	09/15/2022	148,782
150,000	CME Group, Inc.	3.000	03/15/2025	146,020
200,000	E*TRADE Financial Corp.	2.950	08/24/2022	194,762
450,000	GE Capital International Funding Co. Unlimited Co.	2.342	11/15/2020	440,957
500,000	GE Capital International Funding Co. Unlimited Co.	3.373	11/15/2025	484,589
100,000	Intercontinental Exchange, Inc.	2.750	12/01/2020	99,294
150,000	Intercontinental Exchange, Inc.	3.750	12/01/2025	151,279
119,000	Mastercard, Inc.	2.000	11/21/2021	115,576
100,000	Mastercard, Inc.	3.375	04/01/2024	100,511
50,000	Nasdaq, Inc.	5.550	01/15/2020	51,664
100,000	Nasdaq, Inc.	4.250	06/01/2024	102,003
200,000	Raymond James Financial, Inc.	3.625	09/15/2026	193,748
100,000	TD Ameritrade Holding Corp.	2.950	04/01/2022	98,728
100,000	TD Ameritrade Holding Corp.	3.300	04/01/2027	96,789
224,000	Visa, Inc.	2.200	12/14/2020	220,921
180,000	Visa, Inc.	3.150	12/14/2025	176,525

				4,390,733

	Electric—5.7%
200,000	American Electric Power Co., Inc.	3.200	11/13/2027	189,332
150,000	Arizona Public Service Co.	8.750	03/01/2019	154,322
200,000	Avangrid, Inc.	3.150	12/01/2024	192,048
256,000	Consolidated Edison Co. of New York, Inc.	7.125	12/01/2018	258,684
200,000	Consumers Energy Co.	6.700	09/15/2019	207,942
158,000	Dominion Energy, Inc.	2.579	07/01/2020	155,916
140,000	Dominion Energy, Inc.	3.900	10/01/2025	138,059
200,000	DTE Energy Co.	2.850	10/01/2026	185,735
125,000	DTE Energy Co., Series D	3.700	08/01/2023	125,915
250,000	Duke Energy Corp.	1.800	09/01/2021	239,748
277,000	Duke Energy Corp.	2.650	09/01/2026	252,575
125,000	Entergy Corp.	4.000	07/15/2022	127,442
106,000	Entergy Corp.	2.950	09/01/2026	98,298
100,000	Eversource Energy, Series K	2.750	03/15/2022	98,069
200,000	Exelon Corp.	3.950	06/15/2025	201,305
200,000	Exelon Generation Co. LLC	2.950	01/15/2020	199,348
150,000	Interstate Power & Light Co.	3.250	12/01/2024	147,512
200,000	Nextera Energy Capital Holdings, Inc.	2.800	01/15/2023	193,888
201,000	Nextera Energy Capital Holdings, Inc.	3.550	05/01/2027	195,939
100,000	NSTAR Electric Co.	3.200	05/15/2027	97,057
180,000	Ohio Power Co., Series M	5.375	10/01/2021	191,649
185,000	Pacific Gas & Electric Co.	3.500	10/01/2020	185,099
150,000	Pacific Gas & Electric Co.	3.300	12/01/2027	138,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electric (continued)
$301,000	PPL Capital Funding, Inc.	3.400%	06/01/2023	$295,894
125,000	PPL Capital Funding, Inc.	3.100	05/15/2026	117,363
275,000	PSEG Power LLC	3.000	06/15/2021	273,093
126,000	Sempra Energy	2.400	03/15/2020	124,420
160,000	Sempra Energy	3.400	02/01/2028	150,791
157,000	Southern California Edison Co.	3.875	06/01/2021	159,373
124,000	Southern California Edison Co., Series C	3.500	10/01/2023	124,449
240,000	Southern Co. (The)	2.350	07/01/2021	233,218
202,000	Southern Co. (The)	3.250	07/01/2026	190,501
80,000	WEC Energy Group, Inc.	3.375	06/15/2021	80,369
154,000	WEC Energy Group, Inc.	3.550	06/15/2025	152,733
118,000	Xcel Energy, Inc.	4.700	05/15/2020	120,383
100,000	Xcel Energy, Inc.	3.300	06/01/2025	97,630

				6,094,151

	Electrical Components & Equipment—0.3%
150,000	Emerson Electric Co.	2.625	02/15/2023	145,650
200,000	Emerson Electric Co.	3.150	06/01/2025	194,433

				340,083

	Electronics—1.8%
100,000	Agilent Technologies, Inc.	3.875	07/15/2023	100,485
150,000	Amphenol Corp.	2.550	01/30/2019	149,953
250,000	Arrow Electronics, Inc.	3.875	01/12/2028	236,745
200,000	Avnet, Inc.	4.625	04/15/2026	200,339
150,000	Flex Ltd.	5.000	02/15/2023	155,529
100,000	Flex Ltd.	4.750	06/15/2025	101,623
100,000	Fortive Corp.	2.350	06/15/2021	97,240
100,000	Fortive Corp.	3.150	06/15/2026	94,049
195,000	Honeywell International, Inc.	1.850	11/01/2021	187,720
200,000	Honeywell International, Inc.	2.500	11/01/2026	186,309
100,000	Keysight Technologies, Inc.	4.600	04/06/2027	102,241
100,000	Tech Data Corp.	3.700	02/15/2022	98,752
111,000	Tech Data Corp.	4.950	02/15/2027	110,124
75,000	Trimble, Inc.	4.900	06/15/2028	76,674

				1,897,783

	Engineering & Construction—0.2%
100,000	Fluor Corp.	3.375	09/15/2021	101,218
100,000	Fluor Corp.	3.500	12/15/2024	98,535

				199,753

	Environmental Control—0.5%
100,000	Republic Services, Inc.	3.550	06/01/2022	100,644
136,000	Republic Services, Inc.	3.950	05/15/2028	136,963
100,000	Waste Management, Inc.	4.750	06/30/2020	103,241
200,000	Waste Management, Inc.	3.150	11/15/2027	191,097

				531,945

	Food—3.1%
100,000	Campbell Soup Co.	3.650	03/15/2023	97,915
100,000	Campbell Soup Co.	4.150	03/15/2028	96,581
197,000	Conagra Brands, Inc.	3.200	01/25/2023	191,764
200,000	General Mills, Inc.	3.150	12/15/2021	198,815
150,000	General Mills, Inc.	3.200	02/10/2027	140,476
100,000	Hershey Co. (The)	3.375	05/15/2023	100,685
100,000	Hershey Co. (The)	2.300	08/15/2026	91,399
100,000	JM Smucker Co. (The)	3.500	10/15/2021	100,463
100,000	JM Smucker Co. (The)	3.500	03/15/2025	97,289

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Food (continued)
$143,000	Kellogg Co.	4.000%	12/15/2020	$145,918
150,000	Kellogg Co.	3.250	04/01/2026	142,693
206,000	Kraft Heinz Foods Co.	3.500	06/06/2022	205,531
220,000	Kraft Heinz Foods Co.	3.950	07/15/2025	217,005
200,000	Kroger Co. (The)	6.150	01/15/2020	208,494
200,000	Kroger Co. (The)	2.650	10/15/2026	180,449
75,000	McCormick & Co., Inc.	2.700	08/15/2022	73,103
100,000	McCormick & Co., Inc.	3.400	08/15/2027	96,097
175,000	Mondelez International, Inc.	3.625	05/07/2023	174,978
200,000	Mondelez International, Inc.	4.000	02/01/2024	202,668
155,000	Sysco Corp.	2.600	10/01/2020	153,608
170,000	Sysco Corp.	3.300	07/15/2026	163,582
147,000	Tyson Foods, Inc.	2.650	08/15/2019	146,707
100,000	Tyson Foods, Inc.	3.950	08/15/2024	100,529

				3,326,749

	Forest Products & Paper—0.3%
150,000	International Paper Co.	4.750	02/15/2022	155,999
167,000	International Paper Co.	3.000	02/15/2027	154,952

				310,951

	Gas—0.5%
100,000	Atmos Energy Corp.	3.000	06/15/2027	94,952
100,000	CenterPoint Energy Resources Corp.	4.500	01/15/2021	102,147
100,000	National Fuel Gas Co.	3.750	03/01/2023	99,292
100,000	NiSource, Inc.	2.650	11/17/2022	96,570
95,000	NiSource, Inc.	3.490	05/15/2027	92,002

				484,963

	Hand/Machine Tools—0.2%
200,000	Stanley Black & Decker, Inc.	2.900	11/01/2022	196,419

	Healthcare-Products—1.6%
100,000	Abbott Laboratories	2.900	11/30/2021	99,013
200,000	Abbott Laboratories	3.750	11/30/2026	199,485
250,000	Baxter International, Inc.	2.600	08/15/2026	229,885
100,000	Boston Scientific Corp.	6.000	01/15/2020	103,915
125,000	Danaher Corp.	2.400	09/15/2020	123,556
100,000	Danaher Corp.	3.350	09/15/2025	99,237
150,000	Edwards Lifesciences Corp.	2.875	10/15/2018	150,067
50,000	Edwards Lifesciences Corp.	4.300	06/15/2028	50,815
100,000	Stryker Corp.	2.625	03/15/2021	98,816
150,000	Stryker Corp.	3.500	03/15/2026	147,381
126,000	Thermo Fisher Scientific, Inc.	4.500	03/01/2021	129,679
125,000	Thermo Fisher Scientific, Inc.	4.150	02/01/2024	128,111
79,000	Zimmer Biomet Holdings, Inc.	2.700	04/01/2020	78,384
100,000	Zimmer Biomet Holdings, Inc.	3.550	04/01/2025	96,608

				1,734,952

	Healthcare-Services—2.2%
199,000	Aetna, Inc.	2.800	06/15/2023	192,116
175,000	Aetna, Inc.	3.500	11/15/2024	171,787
235,000	Anthem, Inc.	3.125	05/15/2022	232,088
200,000	Anthem, Inc.	3.650	12/01/2027	191,010
100,000	Cigna Corp.	4.000	02/15/2022	101,446
153,000	Cigna Corp.	3.250	04/15/2025	145,653
150,000	Humana, Inc.	3.150	12/01/2022	147,754
153,000	Humana, Inc.	3.950	03/15/2027	151,625
100,000	Laboratory Corp. of America Holdings	4.625	11/15/2020	102,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Healthcare-Services (continued)
$100,000	Laboratory Corp. of America Holdings	3.600%	02/01/2025	$98,164
50,000	Quest Diagnostics, Inc.	4.700	04/01/2021	51,457
100,000	Quest Diagnostics, Inc.	3.500	03/30/2025	97,082
332,000	UnitedHealth Group, Inc.	2.700	07/15/2020	331,173
300,000	UnitedHealth Group, Inc.	3.100	03/15/2026	290,323

				2,304,139

	Home Builders—0.3%
150,000	DR Horton, Inc.	4.000	02/15/2020	151,257
150,000	NVR, Inc.	3.950	09/15/2022	151,061

				302,318

	Home Furnishings—0.1%
150,000	Leggett & Platt, Inc.	3.500	11/15/2027	142,329

	Household Products/Wares—0.2%
74,000	Clorox Co. (The)	3.050	09/15/2022	73,463
100,000	Clorox Co. (The)	3.500	12/15/2024	99,874

				173,337

	Housewares—0.3%
91,000	Newell Brands, Inc.	3.850	04/01/2023	89,463
100,000	Newell Brands, Inc.	4.200	04/01/2026	96,643
100,000	Tupperware Brands Corp.	4.750	06/01/2021	102,496

				288,602

	Insurance—6.2%
300,000	Aflac, Inc.	3.625	06/15/2023	303,006
140,000	Aflac, Inc.	3.625	11/15/2024	140,340
355,000	Allstate Corp. (The)	3.150	06/15/2023	352,706
140,000	Allstate Corp. (The)	3.280	12/15/2026	136,435
200,000	American International Group, Inc.	4.875	06/01/2022	209,807
300,000	American International Group, Inc.	3.900	04/01/2026	295,041
429,000	Berkshire Hathaway, Inc.	2.750	03/15/2023	422,625
511,000	Berkshire Hathaway, Inc.	3.125	03/15/2026	497,754
350,000	Brighthouse Financial, Inc.	3.700	06/22/2027	313,304
100,000	Brown & Brown, Inc.	4.200	09/15/2024	100,217
200,000	Chubb INA Holdings, Inc.	2.300	11/03/2020	196,966
175,000	Chubb INA Holdings, Inc.	3.350	05/03/2026	172,138
250,000	Hartford Financial Services Group, Inc. (The)	5.125	04/15/2022	264,038
300,000	Lincoln National Corp.	3.800	03/01/2028	292,154
265,000	Loews Corp.	2.625	05/15/2023	256,413
100,000	Loews Corp.	3.750	04/01/2026	100,416
130,000	Marsh & McLennan Cos., Inc.	4.800	07/15/2021	134,778
114,000	Marsh & McLennan Cos., Inc.	3.750	03/14/2026	114,190
255,000	MetLife, Inc.	4.750	02/08/2021	263,892
370,000	MetLife, Inc.	3.600	04/10/2024	372,612
100,000	Old Republic International Corp.	3.875	08/26/2026	96,967
143,000	Progressive Corp. (The)	3.750	08/23/2021	145,028
132,000	Progressive Corp. (The)	2.450	01/15/2027	121,142
300,000	Prudential Financial, Inc., MTN	3.500	05/15/2024	302,300
300,000	Prudential Financial, Inc., Series D, MTN	7.375	06/15/2019	310,851
382,000	Travelers Cos., Inc. (The)	3.900	11/01/2020	388,570
316,000	Voya Financial, Inc.	3.650	06/15/2026	305,420

				6,609,110

	Internet—1.5%
288,000	Alphabet, Inc.	3.625	05/19/2021	294,324
307,000	Alphabet, Inc.	1.998	08/15/2026	279,684
250,000	Amazon.com, Inc.	1.900	08/21/2020	245,464

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Internet (continued)
$250,000	Amazon.com, Inc.	3.150%	08/22/2027	$241,943
100,000	Booking Holdings, Inc.	2.750	03/15/2023	96,463
150,000	Booking Holdings, Inc.	3.600	06/01/2026	146,945
166,000	eBay, Inc.	2.600	07/15/2022	161,257
100,000	eBay, Inc.	3.600	06/05/2027	95,810

				1,561,890

	Iron/Steel—0.4%
150,000	Nucor Corp.	4.125	09/15/2022	153,983
100,000	Nucor Corp.	3.950	05/01/2028	100,643
153,000	Reliance Steel & Aluminum Co.	4.500	04/15/2023	156,108

				410,734

	Leisure Time—0.4%
300,000	Carnival Corp.	3.950	10/15/2020	304,748
150,000	Royal Caribbean Cruises Ltd.	3.700	03/15/2028	140,824

				445,572

	Lodging—0.2%
100,000	Marriott International, Inc.	2.300	01/15/2022	96,545
150,000	Marriott International, Inc., Series R	3.125	06/15/2026	141,203

				237,748

	Machinery-Construction & Mining—0.4%
217,000	Caterpillar, Inc.	3.900	05/27/2021	222,657
247,000	Caterpillar, Inc.	3.400	05/15/2024	248,612

				471,269

	Machinery-Diversified—1.1%
227,000	Cummins, Inc.	3.650	10/01/2023	230,685
189,000	Deere & Co.	2.600	06/08/2022	185,697
100,000	Flowserve Corp.	3.500	09/15/2022	97,925
200,000	John Deere Capital Corp., MTN	2.650	06/10/2026	187,717
100,000	Roper Technologies, Inc.	6.250	09/01/2019	103,183
75,000	Roper Technologies, Inc.	3.000	12/15/2020	74,666
100,000	Roper Technologies, Inc.	3.800	12/15/2026	98,052
100,000	Wabtec Corp.	3.450	11/15/2026	93,207
100,000	Xylem, Inc.	4.875	10/01/2021	104,350

				1,175,482

	Media—2.0%
203,000	21st Century Fox America, Inc.	3.000	09/15/2022	200,285
150,000	21st Century Fox America, Inc.	3.700	10/15/2025	149,553
151,000	CBS Corp.	3.375	03/01/2022	149,640
100,000	CBS Corp.	4.000	01/15/2026	98,014
347,000	Comcast Corp.	3.150	03/01/2026	331,103
100,000	Discovery Communications LLC	2.950	03/20/2023	96,286
100,000	Discovery Communications LLC	3.950	03/20/2028	95,559
275,000	NBCUniversal Media LLC	5.150	04/30/2020	284,804
120,000	Viacom, Inc.	5.625	09/15/2019	123,087
109,000	Viacom, Inc.	4.250	09/01/2023	109,783
250,000	Walt Disney Co. (The), GMTN	2.350	12/01/2022	241,285
300,000	Walt Disney Co. (The), MTN	2.950	06/15/2027	287,473

				2,166,872

	Mining—0.2%
200,000	Newmont Mining Corp.	3.500	03/15/2022	199,250

	Miscellaneous Manufacturing—1.4%
200,000	3M Co., GMTN	2.000	06/26/2022	193,162
230,000	3M Co.	2.875	10/15/2027	219,924

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Miscellaneous Manufacturing (continued)
$100,000	Carlisle Cos., Inc.	3.750%	12/01/2027	$96,667
180,000	Eaton Corp.	2.750	11/02/2022	175,880
145,000	Eaton Corp.	3.103	09/15/2027	137,049
140,000	Illinois Tool Works, Inc.	6.250	04/01/2019	142,839
154,000	Illinois Tool Works, Inc.	2.650	11/15/2026	144,263
200,000	Ingersoll-Rand Luxembourg Finance SA	3.550	11/01/2024	197,260
200,000	Parker-Hannifin Corp.	3.250	03/01/2027	194,806

				1,501,850

	Office/Business Equipment—0.2%
183,000	Xerox Corp.	4.500	05/15/2021	184,787

	Oil & Gas—5.8%
265,000	Andeavor	4.750	12/15/2023	276,682
150,000	Apache Corp.	3.250	04/15/2022	148,616
487,000	Chevron Corp.	2.355	12/05/2022	472,241
450,000	Chevron Corp.	2.954	05/16/2026	433,279
86,000	Cimarex Energy Co.	4.375	06/01/2024	87,261
115,000	Concho Resources, Inc.	3.750	10/01/2027	110,270
500,000	ConocoPhillips Co.	4.950	03/15/2026	541,813
100,000	EOG Resources, Inc.	2.625	03/15/2023	96,698
150,000	EOG Resources, Inc.	4.150	01/15/2026	154,481
100,000	EQT Corp.	4.875	11/15/2021	103,155
50,000	EQT Corp.	3.900	10/01/2027	47,151
600,000	Exxon Mobil Corp.	2.222	03/01/2021	590,919
560,000	Exxon Mobil Corp.	3.043	03/01/2026	547,328
150,000	Helmerich & Payne International Drilling Co.	4.650	03/15/2025	155,292
195,000	HollyFrontier Corp.	5.875	04/01/2026	210,317
181,000	Marathon Petroleum Corp.	5.125	03/01/2021	188,306
189,000	Marathon Petroleum Corp.	3.625	09/15/2024	188,102
100,000	Noble Energy, Inc.	4.150	12/15/2021	101,693
112,000	Noble Energy, Inc.	3.900	11/15/2024	111,122
225,000	Occidental Petroleum Corp.	2.700	02/15/2023	219,226
200,000	Occidental Petroleum Corp.	3.400	04/15/2026	198,417
150,000	Patterson-UTI Energy, Inc.(a)	3.950	02/01/2028	141,256
450,000	Phillips 66	3.900	03/15/2028	447,185
105,000	Pioneer Natural Resources Co.	3.950	07/15/2022	106,676
50,000	Pioneer Natural Resources Co.	4.450	01/15/2026	51,696
201,000	Valero Energy Corp.	6.125	02/01/2020	209,480
235,000	Valero Energy Corp.	3.400	09/15/2026	224,465

				6,163,127

	Oil & Gas Services—0.9%
150,000	Halliburton Co.	3.500	08/01/2023	150,693
167,000	Halliburton Co.	3.800	11/15/2025	167,044
259,000	National Oilwell Varco, Inc.	2.600	12/01/2022	248,465
400,000	Schlumberger Investment SA	3.650	12/01/2023	405,923

				972,125

	Packaging & Containers—0.3%
100,000	Packaging Corp. of America	2.450	12/15/2020	98,352
104,000	Packaging Corp. of America	4.500	11/01/2023	107,976
150,000	WestRock Co.(a)	3.375	09/15/2027	142,127

				348,455

	Pharmaceuticals—6.0%
205,000	AbbVie, Inc.	2.500	05/14/2020	203,006
287,000	AbbVie, Inc.	3.600	05/14/2025	280,761
161,000	Allergan Funding SCS	3.000	03/12/2020	160,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Pharmaceuticals (continued)
$150,000	Allergan Funding SCS	3.800%	03/15/2025	$148,877
200,000	AmerisourceBergen Corp.	3.500	11/15/2021	200,956
250,000	AmerisourceBergen Corp.	3.450	12/15/2027	235,204
153,000	Bristol-Myers Squibb Co.	2.000	08/01/2022	146,539
200,000	Bristol-Myers Squibb Co.	3.250	02/27/2027	195,712
215,000	Cardinal Health, Inc.	2.616	06/15/2022	206,600
200,000	Cardinal Health, Inc.	3.410	06/15/2027	184,693
300,000	CVS Health Corp.	3.700	03/09/2023	300,141
300,000	CVS Health Corp.	4.300	03/25/2028	298,261
200,000	Eli Lilly & Co.	2.350	05/15/2022	195,701
200,000	Eli Lilly & Co.	2.750	06/01/2025	192,347
243,000	Express Scripts Holding Co.	4.750	11/15/2021	251,405
225,000	Express Scripts Holding Co.	3.400	03/01/2027	208,824
371,000	Johnson & Johnson	2.250	03/03/2022	363,284
423,000	Johnson & Johnson	2.450	03/01/2026	400,644
260,000	McKesson Corp.	2.284	03/15/2019	259,705
200,000	McKesson Corp.	3.796	03/15/2024	199,329
300,000	Merck & Co., Inc.	2.800	05/18/2023	295,652
340,000	Merck & Co., Inc.	2.750	02/10/2025	329,583
121,000	Mylan NV	3.150	06/15/2021	119,310
100,000	Mylan NV	3.950	06/15/2026	95,065
350,000	Pfizer, Inc.	2.100	05/15/2019	349,634
375,000	Pfizer, Inc.	3.000	12/15/2026	364,592
100,000	Zoetis, Inc.	3.250	02/01/2023	98,838
100,000	Zoetis, Inc.	3.000	09/12/2027	93,737

				6,379,030

	Pipelines—1.0%
100,000	Enable Midstream Partners LP	4.400	03/15/2027	96,124
183,000	Kinder Morgan, Inc.	3.050	12/01/2019	183,049
182,000	Kinder Morgan, Inc.	4.300	06/01/2025	184,035
100,000	ONEOK Partners LP	3.375	10/01/2022	98,916
100,000	ONEOK, Inc.	4.550	07/15/2028	101,204
163,000	Williams Cos., Inc. (The)	3.600	03/15/2022	162,823
184,000	Williams Cos., Inc. (The)	4.300	03/04/2024	186,941

				1,013,092

	Real Estate—0.5%
200,000	CBRE Services, Inc.	4.875	03/01/2026	208,170
200,000	Prologis LP	4.250	08/15/2023	207,457
100,000	Prologis LP	3.750	11/01/2025	101,216

				516,843

	REITs—4.6%
50,000	Alexandria Real Estate Equities, Inc.	3.900	06/15/2023	50,552
50,000	Alexandria Real Estate Equities, Inc.	3.450	04/30/2025	48,353
100,000	American Homes 4 Rent LP	4.250	02/15/2028	97,116
100,000	American Tower Corp.	3.500	01/31/2023	98,745
125,000	American Tower Corp.	3.375	10/15/2026	117,557
200,000	AvalonBay Communities, Inc., GMTN	3.450	06/01/2025	197,029
100,000	Boston Properties LP	4.125	05/15/2021	102,121
100,000	Boston Properties LP	3.650	02/01/2026	97,976
50,000	Brixmor Operating Partnership LP	3.875	08/15/2022	49,984
75,000	Brixmor Operating Partnership LP	3.850	02/01/2025	73,012
105,000	Crown Castle International Corp.	5.250	01/15/2023	110,582
150,000	Crown Castle International Corp.	3.650	09/01/2027	142,276
100,000	Digital Realty Trust LP	3.950	07/01/2022	101,307
100,000	Digital Realty Trust LP	3.700	08/15/2027	96,270
100,000	ERP Operating LP	4.625	12/15/2021	103,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	REITs (continued)
$100,000	ERP Operating LP	2.850%	11/01/2026	$93,807
150,000	Essex Portfolio LP	3.500	04/01/2025	146,313
75,000	Hcp, Inc.	4.000	12/01/2022	75,427
91,000	HCP, Inc.	3.875	08/15/2024	89,704
100,000	Healthcare Trust of America Holdings LP	3.750	07/01/2027	95,372
123,000	Hospitality Properties Trust	5.000	08/15/2022	126,984
200,000	Host Hotels & Resorts LP, Series E	4.000	06/15/2025	196,406
105,000	Kimco Realty Corp.	3.400	11/01/2022	103,779
100,000	Kimco Realty Corp.	3.300	02/01/2025	95,552
50,000	LifeStorage LP	3.500	07/01/2026	47,054
100,000	Mid-America Apartments LP	3.600	06/01/2027	96,931
100,000	Omega Healthcare Investors, Inc.	5.250	01/15/2026	102,458
50,000	OMEGA Healthcare Investors, Inc.	4.375	08/01/2023	50,065
105,000	Public Storage	2.370	09/15/2022	101,362
100,000	Public Storage	3.094	09/15/2027	95,121
61,000	Realty Income Corp.	4.650	08/01/2023	63,696
75,000	Realty Income Corp.	4.125	10/15/2026	75,962
112,000	Regency Centers LP	3.600	02/01/2027	107,984
150,000	Senior Housing Properties Trust	4.750	02/15/2028	147,447
135,000	Simon Property Group LP	4.375	03/01/2021	138,700
165,000	Simon Property Group LP	3.375	10/01/2024	163,108
150,000	SL Green Operating Partnership LP	3.250	10/15/2022	146,448
100,000	Ventas Realty LP	4.400	01/15/2029	100,999
100,000	Ventas Realty LP/Ventas Capital Corp.	4.250	03/01/2022	102,240
140,000	VEREIT Operating Partnership LP	4.875	06/01/2026	142,502
125,000	Washington Prime Group LP	5.950	08/15/2024	121,386
135,000	Welltower, Inc.	4.125	04/01/2019	135,572
150,000	Welltower, Inc.	4.000	06/01/2025	149,062
100,000	Weyerhaeuser Co.	7.375	10/01/2019	104,549
100,000	Weyerhaeuser Co.	4.625	09/15/2023	103,680
100,000	WP Carey, Inc.	4.600	04/01/2024	101,641

				4,907,931

	Retail—6.1%
125,000	Autozone, Inc.	3.750	06/01/2027	121,574
100,000	AutoZone, Inc.	3.125	07/15/2023	97,855
246,000	Best Buy Co., Inc.	5.500	03/15/2021	258,816
250,000	Costco Wholesale Corp.	1.700	12/15/2019	246,990
250,000	Costco Wholesale Corp.	3.000	05/18/2027	241,230
150,000	Darden Restaurants, Inc.	3.850	05/01/2027	146,686
82,000	Dollar General Corp.	3.250	04/15/2023	80,933
100,000	Dollar General Corp.	3.875	04/15/2027	98,444
100,000	Dollar Tree, Inc.	3.700	05/15/2023	99,410
100,000	Dollar Tree, Inc.	4.200	05/15/2028	98,670
319,000	Home Depot, Inc. (The)	2.625	06/01/2022	314,661
300,000	Home Depot, Inc. (The)	3.000	04/01/2026	289,872
250,000	Kohl’s Corp.	4.250	07/17/2025	251,755
232,000	Lowe’s Cos., Inc.	3.750	04/15/2021	236,271
187,000	Lowe’s Cos., Inc.	2.500	04/15/2026	173,030
146,000	Macy’s Retail Holdings, Inc.	2.875	02/15/2023	138,157
150,000	Macy’s Retail Holdings, Inc.	3.625	06/01/2024	144,832
250,000	McDonald’s Corp., MTN	2.625	01/15/2022	245,215
250,000	McDonald’s Corp., MTN	3.700	01/30/2026	249,423
204,000	Nordstrom, Inc.	4.000	10/15/2021	206,644
100,000	O’reilly Automotive, Inc.	3.600	09/01/2027	95,780
100,000	O’Reilly Automotive, Inc.	4.875	01/14/2021	103,539
150,000	Starbucks Corp.	2.100	02/04/2021	146,747
200,000	Tapestry, Inc.	4.250	04/01/2025	198,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Retail (continued)
$244,000	Target Corp.	2.900%	01/15/2022	$243,461
200,000	Target Corp.	2.500	04/15/2026	186,732
118,000	TJX Cos., Inc. (The)	2.750	06/15/2021	117,248
170,000	TJX Cos., Inc. (The)	2.250	09/15/2026	155,402
238,000	Walgreens Boots Alliance, Inc.	2.700	11/18/2019	237,287
213,000	Walgreens Boots Alliance, Inc.	3.800	11/18/2024	210,976
500,000	Walmart, Inc.	3.400	06/26/2023	506,576
541,000	Walmart, Inc.	2.650	12/15/2024	521,397

				6,464,218

	Savings & Loans—0.1%
150,000	People’s United Financial, Inc.	3.650	12/06/2022	149,599

	Semiconductors—2.5%
75,000	Analog Devices, Inc.	2.875	06/01/2023	72,541
100,000	Analog Devices, Inc.	3.900	12/15/2025	99,659
100,000	Applied Materials, Inc.	4.300	06/15/2021	103,565
100,000	Applied Materials, Inc.	3.300	04/01/2027	97,899
100,000	Broadcom Corp./Broadcom Cayman Finance Ltd.	3.000	01/15/2022	97,617
121,000	Broadcom Corp./Broadcom Cayman Finance Ltd.	3.875	01/15/2027	113,406
250,000	Intel Corp.	3.300	10/01/2021	252,756
333,000	Intel Corp.	3.700	07/29/2025	337,958
100,000	KLA-Tencor Corp.	4.125	11/01/2021	101,854
137,000	KLA-Tencor Corp.	4.650	11/01/2024	142,064
100,000	Lam Research Corp.	2.800	06/15/2021	98,667
100,000	Maxim Integrated Products, Inc.	3.375	03/15/2023	98,611
50,000	Maxim Integrated Products, Inc.	3.450	06/15/2027	47,577
100,000	NVIDIA Corp.	2.200	09/16/2021	97,362
100,000	NVIDIA Corp.	3.200	09/16/2026	97,628
200,000	QUALCOMM, Inc.	2.250	05/20/2020	197,665
250,000	QUALCOMM, Inc.	3.450	05/20/2025	243,737
180,000	Texas Instruments, Inc.	1.650	08/03/2019	178,484
150,000	Texas Instruments, Inc.	2.900	11/03/2027	143,248

				2,622,298

	Shipbuilding—0.1%
130,000	Huntington Ingalls Industries, Inc.	3.483	12/01/2027	123,786

	Software—2.8%
100,000	Activision Blizzard, Inc.	2.300	09/15/2021	96,951
100,000	Activision Blizzard, Inc.	3.400	09/15/2026	96,332
100,000	Adobe Systems, Inc.	4.750	02/01/2020	102,710
50,000	Adobe Systems, Inc.	3.250	02/01/2025	49,379
100,000	Autodesk, Inc.	3.500	06/15/2027	93,865
90,000	Broadridge Financial Solutions, Inc.	3.400	06/27/2026	86,352
150,000	CA, Inc.	5.375	12/01/2019	153,904
135,000	Electronic Arts, Inc.	3.700	03/01/2021	136,796
179,000	Fidelity National Information Services, Inc.	3.625	10/15/2020	180,443
100,000	Fidelity National Information Services, Inc.	3.000	08/15/2026	93,366
100,000	Fiserv, Inc.	2.700	06/01/2020	99,198
50,000	Fiserv, Inc.	3.850	06/01/2025	49,828
406,000	Microsoft Corp.	1.550	08/08/2021	391,399
450,000	Microsoft Corp.	3.300	02/06/2027	446,596
274,000	Oracle Corp.	1.900	09/15/2021	265,344
297,000	Oracle Corp.	2.650	07/15/2026	277,676
69,000	salesforce.Com, Inc.	3.250	04/11/2023	68,995
69,000	salesforce.Com, Inc.	3.700	04/11/2028	69,056
85,000	VMware, Inc.	2.950	08/21/2022	82,566
100,000	VMware, Inc.	3.900	08/21/2027	94,918

				2,935,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Telecommunications—2.6%
$520,000	AT&T, Inc.	2.450%	06/30/2020	$513,508
507,000	AT&T, Inc.	3.400	05/15/2025	482,748
296,000	Cisco Systems, Inc.	4.450	01/15/2020	302,789
321,000	Cisco Systems, Inc.	2.500	09/20/2026	299,146
100,000	Juniper Networks, Inc.	4.500	03/15/2024	102,312
100,000	Motorola Solutions, Inc.	3.750	05/15/2022	99,935
100,000	Motorola Solutions, Inc.	4.000	09/01/2024	99,157
475,000	Verizon Communications, Inc.	2.946	03/15/2022	469,074
383,000	Verizon Communications, Inc.	5.150	09/15/2023	411,410

				2,780,079

	Textiles—0.3%
100,000	Cintas Corp. No. 2	3.700	04/01/2027	99,289
200,000	Mohawk Industries, Inc.	3.850	02/01/2023	201,570

				300,859

	Toys/Games/Hobbies—0.1%
150,000	Hasbro, Inc.	3.500	09/15/2027	140,775

	Transportation—2.0%
179,000	CH Robinson Worldwide, Inc.	4.200	04/15/2028	177,891
160,000	CSX Corp.	3.700	10/30/2020	161,587
167,000	CSX Corp.	3.250	06/01/2027	159,196
200,000	FedEx Corp.	8.000	01/15/2019	203,790
200,000	FedEx Corp.	4.000	01/15/2024	205,103
100,000	Kirby Corp.	4.200	03/01/2028	99,015
100,000	Norfolk Southern Corp.	3.000	04/01/2022	99,031
200,000	Norfolk Southern Corp.	2.900	06/15/2026	189,838
154,000	Union Pacific Corp.	4.163	07/15/2022	159,172
200,000	Union Pacific Corp.	3.950	09/10/2028	202,046
250,000	United Parcel Service, Inc.	3.125	01/15/2021	251,505
250,000	United Parcel Service, Inc.	2.400	11/15/2026	230,423

				2,138,597

	Water—0.2%
200,000	American Water Capital Corp.	3.400	03/01/2025	198,807

	Total Corporate Bonds (Cost $107,492,951)			105,613,183

Number of Shares
	Money Market Fund—0.0%
37,252	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(b) (Cost $37,252)			37,252

	Total Investments in Securities (Cost $107,530,203)—99.1%			105,650,435
	Other assets less liabilities—0.9%			969,690

	Net Assets—100.0%			$106,620,125

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $485,795, which represented less than 1% of the Fund’s Net Assets.

(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Schedule of Investments

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—99.1%
	Advertising—0.4%
$50,000	WPP Finance 2010 (United Kingdom)	4.750%	11/21/2021	$51,455

	Aerospace/Defense—1.6%
100,000	General Dynamics Corp.	2.250	11/15/2022	96,175
100,000	Lockheed Martin Corp.	2.500	11/23/2020	98,889

				195,064

	Agriculture—1.3%
50,000	Philip Morris International, Inc.	4.500	03/26/2020	51,205
100,000	Reynolds American, Inc. (United Kingdom)	4.000	06/12/2022	101,342

				152,547

	Auto Manufacturers—3.7%
100,000	American Honda Finance Corp., MTN	2.000	02/14/2020	98,821
100,000	General Motors Financial Co., Inc.	3.500	07/10/2019	100,554
100,000	Toyota Motor Credit Corp., GMTN	1.700	02/19/2019	99,625
50,000	Toyota Motor Credit Corp., MTN	2.125	07/18/2019	49,812
100,000	Toyota Motor Credit Corp., MTN	3.300	01/12/2022	100,600

				449,412

	Banks—31.3%
100,000	Bank of America Corp., MTN	5.000	05/13/2021	104,608
100,000	Bank of America Corp., Series L, GMTN	2.600	01/15/2019	100,017
100,000	Bank of America Corp., MTN	5.625	07/01/2020	104,470
100,000	Bank of New York Mellon Corp. (The), Series G	2.200	05/15/2019	99,765
100,000	Bank of Nova Scotia (The) (Canada)	2.350	10/21/2020	98,468
100,000	BB&T Corp., MTN	2.625	06/29/2020	99,386
100,000	BNP Paribas SA, BKNT, GMTN (France)	5.000	01/15/2021	104,066
100,000	Citigroup, Inc.	2.500	07/29/2019	99,807
100,000	Citigroup, Inc.	2.750	04/25/2022	97,577
100,000	Citigroup, Inc.	4.050	07/30/2022	101,219
100,000	Cooperatieve Rabobank UA, GMTN (Netherlands)	3.875	02/08/2022	101,456
150,000	Credit Suisse AG/New York NY, GMTN (Switzerland)	5.400	01/14/2020	154,283
100,000	Goldman Sachs Group, Inc. (The)	2.625	01/31/2019	99,998
100,000	Goldman Sachs Group, Inc. (The)	2.000	04/25/2019	99,551
100,000	Goldman Sachs Group, Inc. (The)	3.625	01/22/2023	100,065
200,000	HSBC Holdings PLC (United Kingdom)	2.650	01/05/2022	194,773
100,000	HSBC USA, Inc.	2.250	06/23/2019	99,691
100,000	Huntington Bancshares, Inc.	2.300	01/14/2022	96,351
100,000	JPMorgan Chase & Co.	2.200	10/22/2019	99,412
100,000	JPMorgan Chase & Co.	4.250	10/15/2020	102,242
100,000	JPMorgan Chase & Co.	3.250	09/23/2022	99,600
100,000	JPMorgan Chase & Co.	2.972	01/15/2023	98,023
100,000	KeyCorp, MTN	2.900	09/15/2020	99,455
100,000	Morgan Stanley, GMTN	5.625	09/23/2019	102,829
100,000	Morgan Stanley	2.650	01/27/2020	99,485
100,000	Morgan Stanley	2.800	06/16/2020	99,475
100,000	Morgan Stanley, MTN	2.625	11/17/2021	97,663
100,000	Northern Trust Corp.	3.375	08/23/2021	100,662
100,000	Royal Bank of Canada, GMTN (Canada)	1.500	07/29/2019	98,957
100,000	Royal Bank of Scotland Group PLC (United Kingdom)	6.100	06/10/2023	105,083
100,000	State Street Corp.	4.375	03/07/2021	103,104
100,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.058	07/14/2021	96,378
100,000	Toronto-Dominion Bank (The), BKNT, GMTN (Canada)	2.125	07/02/2019	99,586
100,000	U.S. Bancorp, MTN	1.950	11/15/2018	99,939
100,000	Wells Fargo & Co.	2.125	04/22/2019	99,721
100,000	Wells Fargo & Co., MTN	2.550	12/07/2020	98,805
100,000	Wells Fargo & Co., Series M, GMTN	3.450	02/13/2023	98,674

				3,854,644

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Beverages—2.4%
$100,000	Anheuser-Busch InBev Finance, Inc. (Belgium)	3.300%	02/01/2023	$99,362
100,000	Coca-Cola Co. (The)	1.650	11/01/2018	99,855
100,000	PepsiCo, Inc.	3.125	11/01/2020	100,563

				299,780

	Biotechnology—2.4%
100,000	Amgen, Inc.	1.850	08/19/2021	96,355
100,000	Celgene Corp.	3.950	10/15/2020	101,905
100,000	Gilead Sciences, Inc.	2.550	09/01/2020	99,141

				297,401

	Chemicals—1.6%
100,000	Dow Chemical Co. (The)	4.125	11/15/2021	102,102
100,000	Praxair, Inc.	2.200	08/15/2022	96,533

				198,635

	Computers—3.3%
100,000	Apple, Inc.	2.000	05/06/2020	98,745
100,000	Apple, Inc.	2.400	05/03/2023	96,848
100,000	Hewlett Packard Enterprise Co.	4.400	10/15/2022	103,104
100,000	International Business Machines Corp.	8.375	11/01/2019	106,510

				405,207

	Diversified Financial Services—2.7%
100,000	Air Lease Corp.	3.875	04/01/2021	100,746
100,000	American Express Credit Corp., GMTN	2.250	08/15/2019	99,582
60,000	Jefferies Group LLC	8.500	07/15/2019	62,814
70,000	National Rural Utilities Cooperative Finance Corp.	10.375	11/01/2018	70,862

				334,004

	Electric—2.3%
40,000	Sempra Energy	2.875	10/01/2022	39,025
50,000	Southern Co. (The)	2.350	07/01/2021	48,587
100,000	Virginia Electric & Power Co., Series C	2.750	03/15/2023	97,596
100,000	Xcel Energy, Inc.	4.700	05/15/2020	102,020

				287,228

	Electrical Components & Equipment—0.8%
100,000	Emerson Electric Co.	4.875	10/15/2019	102,226

	Food—2.5%
60,000	Kraft Heinz Foods Co.	3.500	06/06/2022	59,863
100,000	Kraft Heinz Foods Co.	3.500	07/15/2022	99,522
40,000	Kroger Co. (The)	6.150	01/15/2020	41,699
100,000	Tyson Foods, Inc.	4.500	06/15/2022	103,145

				304,229

	Healthcare-Products—2.7%
100,000	Abbott Laboratories	2.000	03/15/2020	98,607
40,000	Becton Dickinson & Co.	3.250	11/12/2020	39,967
100,000	Becton Dickinson & Co.	3.125	11/08/2021	98,959
100,000	Thermo Fisher Scientific, Inc.	3.000	04/15/2023	97,430

				334,963

	Healthcare-Services—2.0%
100,000	Anthem, Inc.	4.350	08/15/2020	102,253
40,000	Anthem, Inc.	3.300	01/15/2023	39,685
100,000	Laboratory Corp. of America Holdings	3.750	08/23/2022	100,807

				242,745

	Household Products/Wares—0.8%
100,000	Clorox Co. (The)	3.050	09/15/2022	99,274

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Insurance—1.9%
$100,000	American International Group, Inc.	6.400%	12/15/2020	$106,990
25,000	Berkshire Hathaway, Inc.	2.100	08/14/2019	24,899
100,000	Chubb INA Holdings, Inc.	2.300	11/03/2020	98,483

				230,372

	Internet—1.6%
100,000	Booking Holdings, Inc.	2.750	03/15/2023	96,463
100,000	Symantec Corp.	4.200	09/15/2020	100,899

				197,362

	Investment Companies—0.8%
100,000	Ares Capital Corp.	4.875	11/30/2018	100,455

	Machinery-Construction & Mining—0.8%
100,000	Caterpillar Financial Services Corp., MTN	7.150	02/15/2019	102,056

	Machinery-Diversified—1.6%
100,000	John Deere Capital Corp., MTN	2.750	03/15/2022	98,846
100,000	Roper Technologies, Inc.	2.050	10/01/2018	99,958

				198,804

	Media—2.9%
60,000	Comcast Corp.	3.125	07/15/2022	59,642
60,000	NBCUniversal Media LLC	5.150	04/30/2020	62,139
30,000	Time Warner Cable LLC	8.250	04/01/2019	30,899
100,000	Walt Disney Co. (The), GMTN	1.850	05/30/2019	99,416
100,000	Warner Media LLC	4.750	03/29/2021	103,167

				355,263

	Miscellaneous Manufacturing—1.2%
50,000	3M Co., GMTN	2.000	08/07/2020	49,203
100,000	General Electric Co., GMTN	3.150	09/07/2022	99,633

				148,836

	Office/Business Equipment—0.8%
100,000	Pitney Bowes, Inc.	3.625	10/01/2021	95,313

	Oil & Gas—5.7%
100,000	BP Capital Markets PLC (United Kingdom)	3.561	11/01/2021	101,181
100,000	BP Capital Markets PLC (United Kingdom)	3.062	03/17/2022	99,466
100,000	Chevron Corp.	2.100	05/16/2021	97,874
100,000	EOG Resources, Inc.	2.450	04/01/2020	99,089
100,000	Pioneer Natural Resources Co.	3.950	07/15/2022	101,597
100,000	Shell International Finance BV (Netherlands)	1.375	09/12/2019	98,716
100,000	Total Capital SA (France)	4.450	06/24/2020	102,828

				700,751

	Oil & Gas Services—0.3%
30,000	Halliburton Co.	3.250	11/15/2021	30,153

	Pharmaceuticals—4.0%
100,000	AbbVie, Inc.	2.850	05/14/2023	96,870
100,000	Allergan Finance LLC	3.250	10/01/2022	98,306
100,000	Allergan Funding SCS	3.450	03/15/2022	99,352
100,000	AstraZeneca PLC (United Kingdom)	1.950	09/18/2019	99,211
100,000	CVS Health Corp.	2.800	07/20/2020	99,366

				493,105

	Pipelines—3.3%
100,000	Energy Transfer Partners LP	4.650	06/01/2021	102,686
100,000	Kinder Morgan Energy Partners LP	3.950	09/01/2022	101,183
100,000	Kinder Morgan, Inc.	3.050	12/01/2019	100,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Pipelines (continued)
$100,000	TransCanada PipeLines Ltd. (Canada)	2.500%	08/01/2022	$96,542

				400,438

	REITs—2.8%
50,000	American Tower Corp.	3.400	02/15/2019	50,105
50,000	American Tower Corp.	3.450	09/15/2021	50,050
50,000	Boston Properties LP	5.875	10/15/2019	51,284
100,000	Simon Property Group LP	2.625	06/15/2022	97,685
100,000	Welltower, Inc.	4.125	04/01/2019	100,424

				349,548

	Retail—2.0%
100,000	Home Depot, Inc. (The)	4.400	04/01/2021	103,642
50,000	Lowe’s Cos., Inc.	3.750	04/15/2021	50,920
100,000	Macy’s Retail Holdings, Inc.	2.875	02/15/2023	94,628

				249,190

	Semiconductors—1.6%
100,000	Applied Materials, Inc.	2.625	10/01/2020	98,998
100,000	Intel Corp.	3.300	10/01/2021	101,102

				200,100

	Software—1.2%
100,000	Oracle Corp.	5.000	07/08/2019	102,015
50,000	Oracle Corp.	2.500	05/15/2022	49,003

				151,018

	Telecommunications—4.0%
75,000	AT&T, Inc.	2.375	11/27/2018	74,962
75,000	AT&T, Inc.	2.450	06/30/2020	74,064
100,000	AT&T, Inc.	3.000	06/30/2022	97,768
100,000	Cisco Systems, Inc.	4.950	02/15/2019	101,091
40,000	Qwest Corp.	6.750	12/01/2021	42,952
100,000	Verizon Communications, Inc.	3.000	11/01/2021	99,491

				490,328

	Transportation— 0.8%
100,000	Burlington Northern Santa Fe LLC	3.000	03/15/2023	98,857

	Total Corporate Bonds (Cost $12,345,442)			12,200,763

Number of Shares
	Money Market Fund—0.8%
100,817	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(a) (Cost $100,817)			100,817

	Total Investments in Securities (Cost $12,446,259)—99.9%			12,301,580
	Other assets less liabilities—0.1%			13,643

	Net Assets—100.0%			$12,315,223

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Schedule of Investments

Invesco National AMT-Free Municipal Bond ETF (PZA)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—98.2%
	Ad Valorem Property Tax—14.4%
$8,000,000	Aldine Texas Independent School District Ref. Ser. 17 PSF-GTD	5.000%	02/15/2042	$9,077,040
600,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/2050	660,642
5,000,000	Chicago Illinois Board of Education Dedicated Ref. Ser. 17B(a)	7.000	12/01/2042	5,998,800
1,000,000	Chicago Illinois Ser. 17A	6.000	01/01/2038	1,133,510
10,000,000	City of Hutto Texas (Certificates of Obligation) Ser. 17 AGM	5.000	08/01/2057	11,195,700
20,000,000	City of Jasper Alabama Ser. 14 BAM	5.000	03/01/2044	21,872,800
4,955,000	City of New York Ser. 16B-1	5.000	12/01/2041	5,615,402
260,000	City of New York Sub.-Ser. 09J-1(b)	5.000	05/15/2019	266,313
820,000	City of New York Sub.-Ser. 09J-1	5.000	05/15/2036	837,548
4,500,000	District of Columbia Ref. Ser. 17A	5.000	06/01/2035	5,213,385
2,500,000	District of Columbia Ref. Ser. 17A	5.000	06/01/2036	2,887,975
2,000,000	District of Columbia Ref. Ser. 17A	5.000	06/01/2037	2,305,400
4,000,000	Honolulu City & County Hawaii Ser. 15A	5.000	10/01/2039	4,525,360
10,000,000	Jurupa California Unified School District Ser. 17B	4.000	08/01/2041	10,418,400
2,000,000	King & Snohomish County Washington School District No. 417 Ser. 18	5.000	12/01/2036	2,330,040
2,250,000	Klein Texas Independent School District (Schoolhouse) Ser. 17 PSF-GTD	4.000	08/01/2046	2,320,762
1,255,000	Lackawanna County Pennsylvania Ser. 10B AGM(b)	5.000	09/01/2020	1,333,877
745,000	Lackawanna County Pennsylvania Ser. 10B AGM	5.000	09/01/2035	781,363
5,000,000	Lamar Texas Consolidated Independent School District Ser. 18 PSF-GTD	5.000	02/15/2043	5,665,250
1,650,000	Las Vegas Valley Nevada Water District Ser. 12B	5.000	06/01/2042	1,793,236
1,610,000	Los Angeles Unified School District (Election 2008) Ser. 16A	5.000	07/01/2040	1,837,107
5,000,000	Madera California Unified School District Election 2014 Ser. 17	4.000	08/01/2046	5,174,250
3,000,000	Marrin California Healthcare District (Election 2013) Ser. 17A	4.000	08/01/2047	3,130,200
4,210,000	Massachusetts State (Consolidated Loan) Ser. 17A	5.000	04/01/2042	4,787,654
4,000,000	Massachusetts State Ref. Ser. 15A	5.000	07/01/2036	4,511,120
7,150,000	Massachusetts State Ser. 16A	5.000	03/01/2041	7,972,107
5,000,000	Massachusetts State Ser. 16A	5.000	03/01/2046	5,561,450
5,000,000	Mesquite Texas Independent School District Ser. 18 PSF-GTD	5.000	08/15/2048	5,682,650
2,000,000	Morgan Hill California Unified School District (Election 2012) Ser. 17B	4.000	08/01/2047	2,088,360
10,110,000	New York City New York Sub.-Ser. 18F-1	3.500	04/01/2046	9,813,272
5,000,000	North Royalton Ohio City School District School Improvement Ser. 17	5.000	12/01/2047	5,579,950
10,000,000	Northwest Texas Independent School District (School Building) Ser. 18 PSF-GTD	4.000	02/15/2043	10,358,200
10,000,000	Oxnard California School District (Election 2016) Ser. 17A BAM	5.000	08/01/2045	11,426,600
1,000,000	Prosper Texas Independent School District (School Building) Ser. 17 PSF-GTD	5.000	02/15/2047	1,136,220
500,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/2031	520,980
7,150,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/2035	7,772,980
890,000	Reading Pennsylvania School District (State Aid Withholding) Ser. 08 AGM(b)	5.000	03/01/2035	890,000
2,285,000	Richardson Texas Independent School District (School Building) Ser. 17 PSF-GTD	5.000	02/15/2042	2,579,696
2,045,000	Rockwall Texas Independent School District (School Building) Ser. 16 PSF-GTD	5.000	02/15/2046	2,270,359
5,000,000	San Diego California Unified School District (Election 2012) Ser. 17I	4.000	07/01/2047	5,211,300
12,000,000	San Diego California Unified School District (Election 2012) Ser. 17I	5.000	07/01/2047	13,898,160
2,000,000	San Francisco California Bay Area Rapid Transit District Election 2016 (Green Bond) Ser. 17A-1	5.000	08/01/2047	2,325,800
6,785,000	Sherman Texas Independent School District (School Building) Ser. 18A PSF-GTD	5.000	02/15/2045	7,803,429
4,000,000	Simi Valley California Unified School District (Election 2016) Ser. 17A	4.000	08/01/2046	4,182,960
2,000,000	Spring Texas Independent School District (School Building) Ser. 17 PSF-GTD	5.000	08/15/2042	2,276,300
3,280,000	Texas State (Transportation Commission) Ref. Ser. 14A	5.000	10/01/2044	3,684,194
2,500,000	Victor Valley California Union High School District (Election 2008) Ser. 09A AGC(b)	5.000	08/01/2019	2,579,975
1,340,000	Washington State Motor Vehicle Tax (Senior 520 Corridor Program Toll) Ser. 11C	5.000	06/01/2041	1,433,251
3,000,000	Ysleta Texas Independent School District (School Building) Ser. 16 PSF-GTD	5.000	08/15/2045	3,393,630
2,500,000	Ysleta Texas Independent School District (School Building) Ser. 17 PSF-GTD	5.000	08/15/2047	2,811,575

				238,926,532

	Auto Parking Revenue—0.4%
2,000,000	Miami Beach Florida Parking Rev. Ser. 15	5.000	09/01/2045	2,233,140
2,000,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/2035	2,112,000
2,500,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/2039	2,638,600

				6,983,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Charter School Aid—0.5%
$8,500,000	Clifton Texas Higher Education Finance Corp. (Idea Public Schools) Rev. Ref. Ser. 17 PSF-GTD	4.000%	08/15/2042	$8,705,530

	College & University Revenue—10.0%
5,000,000	Build New York City Resource Corp. (New York Law School Project) Rev. Ref. Ser. 16	5.000	07/01/2041	5,357,000
2,000,000	California State Educational Facilities Auth. (Pepperdine University) Rev. Ref. Ser. 16	5.000	10/01/2046	2,269,100
3,000,000	California State Educational Facilities Auth. (Pepperdine University) Rev. Ref. Ser. 16	5.000	10/01/2049	3,397,140
1,000,000	California State Municipal Financing Auth. (Pomona College) Rev. Ref. Ser. 17A	5.000	01/01/2048	1,168,640
1,750,000	California State Municipal Financing Auth. (University of La Verne) Rev. Ref. Ser. 17A	5.000	06/01/2043	1,964,287
2,500,000	California State University Systemwide Rev. Ref. Ser. 17A	5.000	11/01/2038	2,905,475
2,500,000	California State University Systemwide Rev. Ref. Ser. 17A	5.000	11/01/2042	2,886,825
11,310,000	California State University Systemwide Rev. Ref. Ser. 17A	5.000	11/01/2047	13,013,399
65,000	California State University Systemwide Rev. Ser. 08A AGM	5.000	11/01/2039	65,033
2,000,000	Colorado State Educational & Cultural Facilities Auth. (University Denver Project) Rev. Ser. 17A	5.000	03/01/2047	2,248,360
2,000,000	Davie Florida Educational Facilities (Nova Southeastern University Project) Rev. Ref. Ser. 18	5.000	04/01/2048	2,202,840
3,500,000	Eastern Michigan University Rev. Ser. 18A AGM	4.000	03/01/2044	3,541,370
1,105,000	Georgia State Higher Education Facilities Auth. (USG Real Estate III) Rev. Ser. 10A AGC(b)	5.000	06/15/2020	1,167,963
3,140,000	Georgia State Higher Education Facilities Auth. (USG Real Estate III) Rev. Ser. 10A AGC	5.000	06/15/2038	3,286,198
1,000,000	Illinois State Finance Auth. Student Housing & Academic Facility (CHF-Chicago LLC-University of Illinois at Chicago Project) Rev. Ser. 17A	5.000	02/15/2047	1,081,580
1,000,000	Lafayette Louisiana Public Trust Financing Auth. Ragin’ Cajun Facilities (Housing & Parking Project) Rev. Ser. 10 AGM(b)	5.500	10/01/2020	1,075,550
2,000,000	Louisiana State Local Government Environmental Facilities & Community Development Auth. (LCTCS ACT 360 Project) Ser. 14	5.000	10/01/2039	2,225,200
3,500,000	Louisiana State Local Government National Environmental Facilities & Community Development Auth. (Rgain Cajun Facilities, Inc.—Student Housing & Parking Project) Rev. Ser. 18 AGM	5.000	10/01/2048	3,842,195
875,000	Massachusetts State Development Finance Agency (Boston University) Rev. Ser. 13X	5.000	10/01/2048	961,074
4,500,000	Massachusetts State Development Financing Agency (Boston University) Rev. Ser. 16BB1	5.000	10/01/2046	5,078,925
1,000,000	Minnesota State High Education Facilities Auth. (Bethel University) Rev. Ref. Ser. 17	5.000	05/01/2047	1,086,220
500,000	New York State Dormitory Auth. Non State Supported Debt (Columbia University) Rev. Ser. 16A-2	5.000	10/01/2046	571,645
3,060,000	New York State Dormitory Auth. Non State Supported Debt (Cornell University) Rev. Ser. 10A	5.000	07/01/2035	3,226,770
3,000,000	New York State Dormitory Auth. Non State Supported Debt (Icahn School of Medicine at Mount Sinai) Rev. Ref. Ser. 15A	5.000	07/01/2035	3,338,190
3,235,000	New York State Dormitory Auth. Non State Supported Debt (Icahn School of Medicine at Mount Sinai) Rev. Ref. Ser. 15A	5.000	07/01/2040	3,572,508
3,500,000	New York State Dormitory Auth. Non State Supported Debt (New School) Rev. Ref. Ser. 15A	5.000	07/01/2045	3,849,440
2,350,000	New York State Dormitory Auth. Non State Supported Debt (New York University) Rev. Ref. Ser. 15A	5.000	07/01/2035	2,672,068
1,200,000	New York State Dormitory Auth. Non State Supported Debt (New York University) Rev. Ser. 12A	5.000	07/01/2037	1,314,636
6,325,000	New York State Dormitory Auth. Non State Supported Debt (State University of New York Dormitory Facilities) Rev. Ref. Ser. 15B	5.000	07/01/2045	7,070,971
1,000,000	New York State Dormitory Auth. Non State Supported Debt (The New School Project) Rev. Ref. Ser. 16A	5.000	07/01/2046	1,114,320
750,000	New York State Dormitory Auth. Non State Supported Debt Rev. Ref. Ser. 16A	5.000	07/01/2041	838,882
5,000,000	New York State Dormitory Auth. Non-State Supported Debt (Columbia University) Rev. Ref. Ser. 18B	5.000	10/01/2038	5,890,350
3,000,000	North Carolina State Capital Facilities Financing Agency (Duke University) Rev. Ref. Ser. 15	5.000	10/01/2055	3,361,440
11,100,000	Ohio State University Ser.14A	5.000	12/01/2039	12,495,270
1,000,000	Oregon State Facilities Auth. (Reed College Project) Rev. Ref. Ser.17A	5.000	07/01/2047	1,139,010
2,000,000	Pennsylvania State Higher Educational Facilities Auth. (Trustees University of Pennsylvania) Rev. Ser. 17A	5.000	08/15/2046	2,266,100
2,710,000	Pennsylvania State University Ser. 10	5.000	03/01/2040	2,823,793
1,950,000	Philadelphia Pennsylvania Auth. For Industrial Development (Thomas Jefferson University) Rev. Ref. Ser. 17A	5.000	09/01/2042	2,161,692
5,000,000	Public Finance Auth. Wisconsin Lease Development (Central District Development Project) Rev. Ser. 16	5.000	03/01/2041	5,521,500
2,000,000	Rhode Island State Health & Educational Building Corp. Higher Education Facility (Providence College) Rev. Ser. 17	5.000	11/01/2047	2,256,540
3,000,000	Tennessee State School Bond Auth. (Higher Educational Facilities 2nd Program) Ser. 17A	5.000	11/01/2042	3,471,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	College & University Revenue (continued)
$2,000,000	University of Arkansas Arizona Various Facilities (Fayetteville Campus) Rev. Ser. 17	5.000%	11/01/2047	$2,290,500
1,500,000	University of California (Limited Project) Rev. Ref. Ser. 18O	5.000	05/15/2043	1,742,460
9,500,000	University of California Rev. Ref. Ser. 16AR	5.000	05/15/2046	10,845,485
2,000,000	University of Michigan Ref. Ser. 17A	5.000	04/01/2042	2,308,500
3,100,000	University of Michigan Ref. Ser. 17A	5.000	04/01/2047	3,557,932
7,515,000	University of Oregon General Rev. Ser. 15A	5.000	04/01/2045	8,481,805
7,370,000	University of Vermont & State Agricultural College Ser. 09	5.125	10/01/2039	7,595,522

				166,603,633

	Electric Power Revenue—3.4%
2,000,000	American Municipal Power Ohio Inc. (Greenup Hydroelectric Project) Rev. Ser. 16A	5.000	02/15/2041	2,215,800
2,000,000	American Municipal Power Ohio Inc. (Greenup Hydroelectric Project) Rev. Ser. 16A	5.000	02/15/2046	2,208,860
10,000,000	City of San Antonio Texas Electric and Gas Rev. Ser. 17	5.000	02/01/2047	11,393,300
3,500,000	Grand River Oklahoma Dam Auth. Rev. Ser. 14A	5.000	06/01/2039	3,915,310
1,150,000	Guam Power Auth. Rev. Ser. 10A AGM(b)	5.000	10/01/2020	1,225,969
9,835,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/2030	10,749,262
950,000	JEA Florida Electric Systems Rev. Sub.-Ser. 13C	5.000	10/01/2037	1,034,854
1,300,000	Long Island New York Power Auth. Electric Systems General Rev. Ser. 17	5.000	09/01/2042	1,472,848
1,000,000	Long Island New York Power Auth. Electric Systems General Rev. Ser. 17	5.000	09/01/2047	1,128,810
2,500,000	Long Island Power Auth. New York Auth. Ref. Ser. 14A	5.000	09/01/2039	2,773,650
4,200,000	Long Island Power Auth. New York Electric Systems General Rev. Ser. 11A AGM(b)	5.000	05/01/2021	4,553,724
2,500,000	Los Angeles California Department of Water & Power Rev. Ref. Ser. 15A	5.000	07/01/2035	2,858,600
1,900,000	Lower Colorado River Texas Auth. Rev. Ref. Ser. 12A	5.000	05/15/2039	2,048,428
1,000,000	Lower Colorado River Texas Auth. Rev. Ref. Ser. 13	5.000	05/15/2039	1,091,050
500,000	Lower Colorado River Texas Auth. Transmission Contract Ref. Ser. 15	5.000	05/15/2040	550,660
2,050,000	Municipal Energy Agency of Nebraska Ref. Ser. 09A BHAC(b)	5.375	04/01/2019	2,094,587
1,000,000	Omaha Nebraska Public Power District Power District Electric Rev. Ref. Ser. 17A	5.000	02/01/2042	1,154,180
1,000,000	Snohomish County Washington Public Utility District No.1 Electric System Rev. Ser. 15	5.000	12/01/2040	1,121,620
3,000,000	Springfield Illinois Electric (Senior Lien) Rev. Ref. Ser. 15 AGM	5.000	03/01/2040	3,273,750

				56,865,262

	Franchised Tax Business & License Fees—0.3%
5,000,000	Pennsylvania State Turnpike Commission Oil Franchise Tax Rev. Sub.-Ser. 18B	5.250	12/01/2048	5,728,700

	Fuel Sales Tax Revenue—0.9%
3,250,000	Connecticut State Special Tax Obligation (Transportation Infrastructure) Rev. Ser. 14A	5.000	09/01/2034	3,536,943
2,000,000	Kansas State Department of Transportation Highway Rev. Ser. 15	5.000	09/01/2035	2,284,340
5,000,000	Massachusetts State Transportation Fund (Rail Enhancement & Accelerated Bridge Programs) Rev. Ser. 18A	5.250	06/01/2043	5,929,850
3,000,000	Massachusetts State Transportation Fund (Rail Enhancement Program) Rev. Ser. 15A	5.000	06/01/2045	3,363,480

				15,114,613

	General Fund—0.6%
1,000,000	California State Ref. Ser. 17	4.000	08/01/2038	1,060,490
3,000,000	California State Ser. 16	5.000	09/01/2046	3,432,570
5,000,000	Washington State Ser. 17D	5.000	02/01/2038	5,702,050

				10,195,110

	Health, Hospital, Nursing Home Revenue—8.2%
1,000,000	Berks County Pennsylvania Industrial Development Auth. Health System (Tower Health Project) Rev. Ref. Ser. 17	3.750	11/01/2042	967,500
650,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities (Children’s Hospital) Rev. Ser. 09 AGC(b)	6.000	06/01/2019	670,806
1,000,000	California State Health Facilities Financing Auth. (Cedars Sinai Medical Center) Rev. Ref. Ser. 16B	5.000	08/15/2035	1,154,940
500,000	California State Health Facilities Financing Auth. (Children’s Hospital Los Angeles) Rev. Ser. 10A AGM(b)	5.250	07/01/2020	533,010
3,000,000	California State Health Facilities Financing Auth. (El Camino Hospital) Rev. Ser. 17	4.000	02/01/2042	3,055,740
2,250,000	California State Health Facilities Financing Auth. (El Camino Hospital) Rev. Ser. 17	5.000	02/01/2042	2,542,815
3,500,000	California State Health Facilities Financing Auth. (Kaiser Permanente) Rev. Sub.-Ser. 17A-2	5.000	11/01/2047	4,477,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Health, Hospital, Nursing Home Revenue (continued)
$8,000,000	California State Health Facilities Financing Auth. (Sutter Health) Rev. Ref. Ser. 16B	5.000%	11/15/2046	$9,030,400
4,000,000	California State Municipal Financing Auth. (Community Medical Centers) Ref. Ser. 17A	4.000	02/01/2042	4,034,040
1,715,000	California State Municipal Financing Auth. (Community Medical Centers) Ref. Ser. 17A	5.000	02/01/2042	1,899,551
2,500,000	California State Municipal Financing Auth. (Community Medical Centers) Ref. Ser. 17A	5.000	02/01/2047	2,759,450
1,000,000	California State Municipal Financing Auth. (Northbay Healthcare Group) Rev. Ser. 17A	5.250	11/01/2041	1,094,210
500,000	California Statewide Communities Development Auth. (John Muir Health) Rev. Ref. Ser. 18A	4.000	12/01/2057	505,360
1,000,000	Cape Girardeau County Missouri Industrial Development Auth. (Southeasthealth Obligated Group) Ref. Ser. 17A	5.000	03/01/2036	1,078,840
2,500,000	Cobb County Georgia Kennestone Hospital Auth. Certificates Rev. Sub.-Ser. 05B AMBAC(b)	5.500	04/01/2020	2,644,325
1,750,000	Colorado State Health Facilities Auth. Hospital (Evangelical Lutheran Good Sam Aritan Society Project) Rev. Ref. Ser. 17	5.000	06/01/2047	1,908,900
2,000,000	Gainesville & Hall County Georgia Hospital Auth. (Northeast Georgia Health System, Inc. Project) Ref. Ser. 17B	5.500	02/15/2042	2,352,560
3,000,000	Glynn-Brunswick Georgia Memorial Hospital Auth. Anticipation Certificates (Southeast Georgia Health Systems Project) Ser. 17	5.000	08/01/2047	3,269,730
3,000,000	Gwinnett County Georgia Hospital Auth. RAC (Gwinnett Hospital System) Ser. 07D AGM	5.500	07/01/2041	3,082,380
4,400,000	Hamilton County Ohio Health Care Facilities (Christ Hospital Project) Rev. Ser. 12 AGM	5.000	06/01/2042	4,762,340
3,800,000	Harris County Health Facilities Development Corp. Thermal Utility (TECO Project) Rev. Ser. 08 AGC(b)	5.125	11/15/2018	3,826,828
2,000,000	Hawaii State Department of Budget and Finance Special Purpose (Queens Health Systems) Rev. Ref. Ser. 15A	5.000	07/01/2035	2,235,880
1,000,000	Illinois Finance Auth. (Carle Foundation) Rev. Ser. 11A AGM	6.000	08/15/2041	1,096,950
1,000,000	Illinois Finance Auth. (Southern Illinois Healthcare) Rev. Ser. 05 AGM(b)	5.250	03/01/2020	1,051,970
3,000,000	Indiana State Health & Educational Facilities Financing Auth. (Acension Senior Credit Group Ser. 2006B-7 Remarketed 11/3/16) Rev. Ref. Ser. 06	5.000	11/15/2046	3,384,090
1,050,000	Lakeland Florida Hospital Systems (Lakeland Regional Health) Rev. Ser. 15	5.000	11/15/2040	1,146,757
1,500,000	Lancaster County Pennsylvania Hospital Auth. (University of Pennsylvania Health System) Ref. Ser. 16	5.000	08/15/2046	1,690,305
4,285,000	Louisiana State Local Government Environmental Facilities & Community (Woman’s Hospital Foundation Project) Ref. Ser. 17A	5.000	10/01/2041	4,742,209
1,000,000	Lynchburg Virginia Economic Development Auth. Hospital (Center Health Obligated Group) Rev. Ref. Ser. 17A	5.000	01/01/2047	1,111,250
4,750,000	Massachusetts State Development Finance Agency (Dana-Farber Cancer Institute) Rev. Ser. 16N	5.000	12/01/2046	5,299,100
6,595,000	Medford Oregon Hospital Facilities Auth. (Asanthe Health System) Rev. Ref. Ser. 10 AGM	5.500	08/15/2028	7,029,083
1,200,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM(b)	5.000	08/01/2020	1,268,808
2,000,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM(b)	5.000	08/01/2020	2,114,680
2,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 16A	5.000	07/01/2035	2,234,100
3,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 16A	5.000	07/01/2040	3,316,260
2,750,000	Metropolitan Government Nashville & Davidson County Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 16A	5.000	07/01/2046	3,020,133
1,250,000	Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 17A	4.000	07/01/2047	1,265,725
2,000,000	Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 17A	5.000	07/01/2048	2,203,580
1,000,000	New Hope Cultural Education Facilities Finance Corp. Texas Senior Living (Cardinal Bay Inc.—Village on the Park Carriage Inn Project) Rev. Ser. 16A-1	5.000	07/01/2046	1,083,310
1,000,000	New Hope Cultural Education Facilities Finance Corp. Texas Senior Living (Cardinal Bay Inc.—Village on the Park Carriage Inn Project) Rev. Ser. 16A-1	5.000	07/01/2051	1,079,790
500,000	New Jersey Health Care Facilities Financing Auth. (Barnabas Health) Rev. Ref. Ser. 11A(b)	5.625	07/01/2021	551,510
1,000,000	New Jersey Health Care Facilities Financing Auth. (Princeton Healthcare System) Rev. Ref. Ser. 16A	5.000	07/01/2039	1,137,730
3,000,000	New Jersey Health Care Facilities Financing Auth. (University Hospital) Rev. Ser. 15A AGM	5.000	07/01/2046	3,288,030
10,000,000	New Jersey Health Care Facilities Financing Auth. (Virtua Health) Rev. Ser. 09 AGC	5.500	07/01/2038	10,306,200
2,500,000	New York State Dormitory Auth. Non State Supported Debt (New York University Hospitals Center) Rev. Ref. Ser. 15	5.000	07/01/2034	2,780,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Health, Hospital, Nursing Home Revenue (continued)
$1,000,000	Ohio State Higher Educational Facilities Community (Summa Health System 2010 Project) Rev. Ser. 10 AGM	5.250%	11/15/2035	$1,050,250
2,500,000	Palm Beach County Florida Health Facilities Auth. Health Facilities (Bethesda Healthcare System, Inc. Project) Rev. Ser. 10A AGM(b)	5.250	07/01/2020	2,658,525
985,000	Roanoke Virginia Industrial Development Auth. Hospital (Carilion Health System-Remarketed) Rev. Ref. Ser. 05B AGM	5.000	07/01/2038	1,027,670
15,000	Roanoke Virginia Industrial Development Auth. Hospital (Carilion Health System-Remarketed) Rev. Ser. 05B AGM(b)	5.000	07/01/2020	15,870
4,350,000	South Carolina Jobs-Economic Development Auth. Hospital (Palmetto Health) Rev. Ref. Ser. 11A AGM(b)	6.500	08/01/2021	4,908,975
1,000,000	South Fork Municipal Auth. Pennsylvania Hospital (Conemaugh Valley Memorial Hospital) Rev. Ser. 10B AGC(b)	5.375	07/01/2020	1,061,920
1,750,000	Tampa Florida Health System (BayCare Obligated Group) Rev. Ser. 16A	5.000	11/15/2046	1,935,588
750,000	Tarrant County Texas Cultural Education Facilities Finance Corp. Hospital (Baylor Scott & White Health Project) Rev. Ref. Ser. 16A	5.000	11/15/2045	831,143
1,000,000	Washington State Health Care Facilities Auth. (Virginia Mason Medical Center) Ref. Ser. 17	4.000	08/15/2042	999,980
1,500,000	Wisconsin State Health & Educational Facilities Auth. (Prohealth Care Obligated Group) Rev. Ref. Ser. 15	5.000	08/15/2039	1,626,480

				136,205,361

	Highway Tolls Revenue—8.7%
2,500,000	Bay Area California Auth. Toll Bridge (San Francisco Bay Area Subordinate Toll Bridge) Rev. Ser. 17S-7	4.000	04/01/2042	2,605,000
2,500,000	Bay Area California Auth. Toll Bridge Rev. Ser. 14S-6	5.000	10/01/2054	2,765,400
5,000,000	Bay Area California Auth. Toll Bridge Rev. Ser. 17F-1	4.000	04/01/2056	5,164,950
1,250,000	Central Texas Regional Mobility Auth. Rev. Ref. Ser. 16	5.000	01/01/2040	1,372,675
700,000	Central Texas Regional Mobility Auth. Rev. Ref. Ser. 16	5.000	01/01/2046	764,911
1,000,000	Delaware River Joint Pennsylvania Toll Bridge Commission Ser. 17	5.000	07/01/2042	1,141,490
7,500,000	Delaware River Port Auth. Pennsylvania & New Jersey Rev. Ser. 10D AGM	5.000	01/01/2040	7,794,975
3,000,000	Foothill-Eastern Transportation Corridor Agency California Toll Road Remarketed Rev. Ref. Sub.-Ser. 14 B-1	3.950	01/15/2053	3,011,040
20,000,000	Grand Parkway Transportation Corp. Texas Systems Toll (Sub.-Tier Tela Supported) Rev. Ser. 18A	5.000	10/01/2043	22,876,600
2,000,000	Greater New Orleans Louisiana Expressway Commission Toll (Sub.-Lien Bond) Rev. Ser. 17 AGM	5.000	11/01/2042	2,220,420
2,000,000	Greater New Orleans Louisiana Expressway Commission Toll (Sub.-Lien Bond) Rev. Ser. 17 AGM	5.000	11/01/2047	2,207,000
4,000,000	Illinois State Toll Highway Auth. Senior Ser. 16B	5.000	01/01/2041	4,462,320
1,000,000	New Jersey State Turnpike Auth. Ref. Ser. 17B	5.000	01/01/2040	1,138,860
6,000,000	New Jersey State Turnpike Auth. Ser. 17A	5.000	01/01/2034	6,853,980
4,000,000	New York State Thruway Auth. General (Junior Indebtedness Obligation-Junior Lien) Rev. Ser. 16A	5.250	01/01/2056	4,511,840
1,500,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ref. Ser. 17B	5.000	11/15/2038	1,718,145
525,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 15A	5.000	11/15/2040	590,945
4,000,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 16A	5.000	11/15/2041	4,528,240
3,000,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 16A	5.000	11/15/2046	3,385,230
4,000,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC(b)	5.750	01/01/2019	4,053,800
2,500,000	North Texas Tollway Auth. Rev. Ref. Ser. 15B	5.000	01/01/2040	2,715,975
1,800,000	North Texas Tollway Auth. Rev. Ref. Ser. 16A	5.000	01/01/2039	2,007,432
10,000,000	North Texas Tollway Auth. System (1st Tier) Rev. Ref. Ser. 17A	5.000	01/01/2043	11,337,000
1,660,000	Oklahoma State Turnpike Auth. (Second) Ser. 17C	5.000	01/01/2047	1,879,319
5,000,000	Oklahoma State Turnpike Auth. Ser. 17A	5.000	01/01/2042	5,610,850
15,000,000	Pennsylvania State Turnpike Commission Rev. Ser. 14B	5.250	12/01/2039	16,788,900
8,800,000	Pennsylvania State Turnpike Commission Rev. Sub.-Ser. 12B AGM	5.000	12/01/2042	9,498,896
5,000,000	Tampa-Hillsborough County Florida Expressway Auth. Rev. Ser. 17	5.000	07/01/2047	5,629,500
2,000,000	Tampa-Hillsborough County Florida Expressway Auth. Ser. 17C	5.000	07/01/2048	2,265,220
2,500,000	Texas State Transportation Commission Turnpike System Rev. Ref. Ser. 15C	5.000	08/15/2042	2,694,075

				143,594,988

	Hotel Occupancy Tax—0.7%
3,950,000	Harris County Houston Texas Sports Auth. (Senior Lien) Rev. Ref. Ser. 14A	5.000	11/15/2053	4,286,342
2,215,000	Miami-Dade County Florida Special Obligation Ref. Sub.-Ser. 12B	5.000	10/01/2037	2,408,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Hotel Occupancy Tax (continued)
$2,000,000	New York State Convention Center Development Corp. (Hotel Unit Fee Secured) Rev. Ref. Ser. 15	5.000%	11/15/2040	$2,254,280
3,000,000	New York State Convention Center Development Corp. (Hotel Unit Fee Secured) Rev. Ref. Ser. 15	5.000	11/15/2045	3,362,850

				12,311,864

	Income Tax Revenue—2.2%
1,200,000	District of Columbia Income Tax Secured Rev. Ser. 11G	5.000	12/01/2036	1,301,316
4,150,000	New York City Transitional Finance Auth. Future Tax Secured (Fiscal 2011) Rev. Ser.11D	5.000	02/01/2035	4,426,763
2,000,000	New York City Transitional Finance Auth. Future Tax Secured (Fiscal 2015) Rev. Sub.-Ser.14A-1	5.000	08/01/2035	2,264,680
4,330,000	New York City Transitional Finance Auth. Future Tax Secured (Fiscal 2015) Rev. Sub.-Ser.14B-1	5.000	08/01/2042	4,852,588
1,850,000	New York City Transitional Finance Auth. Future Tax Secured Rev. Sub.-Ser.16B-1	4.000	08/01/2041	1,922,427
1,325,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 10F	5.000	02/15/2035	1,384,016
4,000,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 11C	5.000	03/15/2041	4,268,800
4,500,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 12B	5.000	03/15/2042	4,877,595
1,905,000	New York State Dormitory Auth. Personal Income Tax Rev. Ref. Ser. 14E	5.000	02/15/2044	2,118,455
7,530,000	New York State Dormitory Auth. Personal Income Tax Rev. Ref. Ser. 15A	5.000	03/15/2035	8,473,735
1,000,000	New York State Urban Development Corp. State Personal Income Tax Rev. Ser. 13A-1	5.000	03/15/2043	1,098,740

				36,989,115

	Lease Revenue—2.5%
6,000,000	California State Municipal Financing Auth. Lease (Orange County Civic Center Infrastructure Improvement Program) Rev. Ser. 17A	5.000	06/01/2042	6,916,200
1,500,000	California State Public Works Board Lease Rev. Ser. 14B	5.000	10/01/2039	1,693,785
500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC(b)	5.750	02/01/2019	508,900
4,400,000	Los Angeles County California Facilities Inc. Lease (Vermont Corridor County Administration Building) Rev. Ser. 18A	5.000	12/01/2051	5,061,716
2,250,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/2039	2,539,710
1,000,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/2044	1,124,480
11,400,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 16D	5.000	12/01/2045	12,936,606
500,000	Miami-Dade County Florida School Board COP Ser. 09A AGC(b)	5.375	02/01/2019	507,755
1,000,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2046	1,031,480
2,000,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2051	2,133,480
250,000	Pennsylvania State COP Ref. Ser. 18A	5.000	07/01/2043	275,395
4,000,000	Richmond Joint Powers Financing Auth. Lease (Civic Center Project) Rev. Ser. 09 AGC	5.750	08/01/2029	4,137,520
2,000,000	Sandy Spring Georgia Public Facilities Auth. (City Center Project) Rev. Ser. 15	5.000	05/01/2041	2,277,580

				41,144,607

	Local or GTD Housing—0.3%
1,250,000	New Hope Cultural Education Facilities Finance Corp. Texas Student Housing (A&M University Project) Rev. Ser. 14A AGM	5.000	04/01/2046	1,352,037
2,440,000	New York State Dormitory Auth. Non State Supported Debt (North Shore Long Island Jewish Obligation Group) Rev. Ref. Ser. 15A	5.000	05/01/2036	2,718,331

				4,070,368

	Lottery Revenue—0.5%
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/2029	7,796,925

	Miscellaneous Revenue—3.8%
3,500,000	California State Various Purpose (Green Bonds) Ser. 14	5.000	10/01/2037	3,973,165
5,000,000	California State Various Purpose Ser.14	5.000	10/01/2039	5,663,950
3,745,000	Connecticut State Ser. 17A	5.000	04/15/2035	4,127,215
2,500,000	Dallas Texas Civic Center & Improvement Rev. Ref. Ser. 09 AGC	5.250	08/15/2034	2,576,325
5,000,000	Hudson Yards Infrastructure Corporation Second Indenture Rev. Ref. Ser. 17A	5.000	02/15/2042	5,665,250
2,025,000	Indianapolis Indiana Local Public Improvement Bond Bank (PILOT Infrastructure Project) Ser. 10F AGM(b)	5.000	01/01/2020	2,111,954
535,000	Indianapolis Indiana Local Public Improvement Bond Bank (PILOT Infrastructure Project) Ser. 10F AGM(b)	5.000	01/01/2020	557,973
2,190,000	Kansas City Missouri Special Obligation & Improvement (Downtown Arena Project) Ref. Ser. 16E	5.000	04/01/2040	2,419,205
2,000,000	Maryland State Stadium Auth. Baltimore City Public Schools Rev. Ser. 16	5.000	05/01/2041	2,245,540
2,900,000	Massachusetts State Ser. 16J	4.000	12/01/2044	2,984,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue (continued)
$400,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 07A AMBAC	5.000%	12/15/2032	$400,764
500,000	New York City Industrial Development Agency (Queens Baseball Stadium PILOT) Rev. Ser. 09 AGC	6.500	01/01/2046	507,495
3,000,000	New York City Transitional Finance Auth. Building Aid (Fiscal 2015) Rev. Ser. 15S-1	5.000	07/15/2040	3,333,990
4,200,000	New York City Transitional Finance Auth. Building Aid Rev. Sub.-Ser. 11S-1A	5.250	07/15/2037	4,565,400
2,500,000	Newark New Jersey Housing Auth. Rev. (City-Secured Police Facilities) Rev. Ref. Ser. 16 AGM	5.000	12/01/2038	2,783,300
5,000,000	Oregon State (Article XI-G OHSU Project) Ser. 17H	5.000	08/01/2042	5,763,650
2,500,000	Oregon State (Article XI-Q State Project) Ser. 17A	5.000	05/01/2042	2,872,400
2,000,000	South Carolina State Public Service Auth. Obligation Rev. Ref. Ser. 14C	5.000	12/01/2039	2,136,660
4,975,000	Texas State Water Development Board Ser. 17A	5.000	10/15/2047	5,690,405
2,000,000	Virginia State Commonwealth Transportation Board Rev. Ref. Ser. 17A	4.000	05/15/2036	2,113,420

				62,492,074

	Miscellaneous Taxes—0.3%
1,000,000	Baltimore Maryland Convention Center Hotel Project (Convention Center Hotel) Ref. Ser. 17	5.000	09/01/2039	1,103,460
500,000	Baltimore Maryland Convention Center Hotel Project (Convention Center Hotel) Ref. Ser. 17	5.000	09/01/2042	549,320
2,000,000	Chicago Illinois Board of Education Dedicated Capital Improvement Ser. 17	6.000	04/01/2046	2,339,220
1,000,000	Tuscaloosa Alabama City Board of Education School Tax Warrants Ser. 16	5.000	08/01/2046	1,122,590

				5,114,590

	Natural Gas Revenue—0.7%
3,655,000	Chula Vista California Industrial Development (San Diego Gas—Remarketed 06/17/09) Rev. Ser. 04A	5.875	02/15/2034	3,765,089
3,000,000	Philadelphia Pennsylvania Gas Works (1998 General Ordinance-Fifteenth) Rev. Ref. Ser. 17	5.000	08/01/2042	3,358,710
4,000,000	Philadelphia Pennsylvania Gas Works (1998 General Ordinance-Fifteenth) Rev. Ref. Ser. 17	5.000	08/01/2047	4,462,040

				11,585,839

	Nuclear Revenue—1.3%
7,000,000	South Carolina State Public Service Auth. Obligation Rev. Ref. Ser. 16A	5.000	12/01/2037	7,612,080
2,500,000	South Carolina State Public Service Auth. Obligation Rev. Ser. 15E	5.250	12/01/2055	2,717,500
6,250,000	South Carolina State Public Service Auth. Rev. Ref. Ser. 16A	5.000	12/01/2035	6,814,063
4,660,000	South Carolina State Public Service Auth. Rev. Ser. 13E	5.000	12/01/2048	4,902,739

				22,046,382

	Port, Airport & Marina Revenue—8.0%
3,000,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.250	07/01/2030	3,165,780
1,500,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.500	07/01/2040	1,592,610
1,925,000	Charlotte North Airport Rev. Ser. 17A	5.000	07/01/2042	2,203,740
3,500,000	Chicago Illinois Midway Airport Rev. Ref. Ser. 16B	5.000	01/01/2041	3,838,730
2,500,000	Chicago Illinois Midway Airport Rev. Ref. Ser. 16B	5.000	01/01/2046	2,733,500
2,900,000	Chicago Illinois O’Hare International Airport (General Senior Lien) Rev. Ref. Ser. 16C	5.000	01/01/2037	3,216,245
7,500,000	Chicago Illinois O’Hare International Airport (General Senior Lien) Rev. Ref. Ser. 17B	5.000	01/01/2039	8,374,650
4,000,000	Chicago Illinois O’Hare International Airport Rev. Ref. Ser. 15B	5.000	01/01/2033	4,418,640
1,250,000	Chicago Illinois O’Hare International Airport Rev. Ser. 15D	5.000	01/01/2046	1,359,888
1,000,000	City of Cleveland Ohio Airport System Rev. Ref. Ser. 12A AGM	5.000	01/01/2031	1,078,530
9,335,000	Clark County Nevada Airport Rev. Ref. Sub.-Ser. 17A-2	5.000	07/01/2040	10,586,543
2,000,000	Los Angeles California Department of Airports (Senior Los Angeles International Airport) Ser. 10A	5.000	05/15/2040	2,108,000
1,500,000	Manchester New Hampshire General Airport Remarketed Rev. Ref. Ser. 09A AGM	5.125	01/01/2030	1,514,340
1,500,000	Metropolitan Nashville Tennessee Airport Auth. Rev. Ser. 15A	5.000	07/01/2045	1,674,945
7,000,000	Miami-Dade County Florida Aviation Rev. Ser. 10B AGM	5.000	10/01/2035	7,403,550
600,000	Philadelphia Pennsylvania Airport Rev. Ser. 10A AGM	5.000	06/15/2035	630,078
2,000,000	Phoenix Arizona Civic Improvement Corp. Airport (Junior Lien) Rev. Ser. 15A	5.000	07/01/2045	2,218,980
17,960,000	Port Auth. of New York & New Jersey (194th Series) Ref. Ser. 15	5.000	10/15/2041	20,256,545
2,400,000	Port Auth. of New York & New Jersey (Consolidated Bonds Two Hundredth) Ref. Ser. 17	5.250	10/15/2057	2,755,992
3,500,000	Port Auth. of New York & New Jersey (Consolidated) Ref. Ser. 15-189	5.000	05/01/2045	3,912,650
6,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Eighty-Fourth) Ref. Ser. 14	5.000	09/01/2039	6,740,760
2,400,000	Sacramento County California Airport System Senior Rev. Ref. Ser. 16A	5.000	07/01/2041	2,728,776
2,250,000	Sacramento County California Airport System Senior Rev. Ref. Sub.-Ser. 16B	5.000	07/01/2041	2,549,835
2,000,000	Salt Lake City Utah Airport Rev. Ser. 17B	5.000	07/01/2042	2,279,660
4,000,000	Salt Lake City Utah Airport Rev. Ser. 17B	5.000	07/01/2047	4,542,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Port, Airport & Marina Revenue (continued)
$2,000,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 14B	5.000%	05/01/2044	$2,227,480
17,315,000	San Francisco California City & County Airports Commission (San Francisco International Airport) Rev. Ser. 16C	5.000	05/01/2046	19,490,803
1,300,000	San Jose California Airport Rev. Ref. Ser. 17B	5.000	03/01/2042	1,478,958
5,000,000	San Jose California Airport Rev. Ref. Ser. 17B	5.000	03/01/2047	5,668,350
500,000	Wayne County Michigan Airport Auth. Rev. Ser. 15D	5.000	12/01/2040	557,720

				133,309,118

	Recreational Revenue—0.2%
3,000,000	New York City Industrial Development Agency (Yankee Stadium PILOT) Rev. Ser. 09 AGC	7.000	03/01/2049	3,075,870

	Sales Tax Revenue—7.0%
5,240,000	Bi-State Development Agency of Missouri-Illinois Metropolitan District Mass Transit Sales Tax (MetroLink Cross County Extension) Ser. 09 AGC	5.000	10/01/2035	5,405,269
6,500,000	Central Puget Sound Washington State Regional Transit Auth. (Green Bonds) Ser. 16S-1	5.000	11/01/2041	7,418,905
3,000,000	Central Puget Sound Washington State Regional Transit Auth. (Green Bonds) Ser. 16S-1	5.000	11/01/2046	3,872,220
10,000,000	Chicago Illinois Transit Auth. Sales Tax Receipts Second Lien Rev. Ser. 17 AGM	5.000	12/01/2051	10,775,500
5,540,000	Dallas Texas Area Rapid Transit Sales Tax Rev. Ref. Ser. 16A	5.000	12/01/2046	6,232,888
1,000,000	Denver Colorado City & County Dedicated Tax & Improvement Rev. Ref. Ser. 16A	5.000	08/01/2042	1,123,340
750,000	Denver Colorado City & County Dedicated Tax & Improvement Rev. Ref. Ser. 16A	5.000	08/01/2044	841,387
1,815,000	Illinois Regional Transportation Auth. Ser. 00 NATL	6.500	07/01/2030	2,330,097
10,000,000	Illinois State Sales Tax Securitization Corporation Ref. Ser. 18A	5.000	01/01/2040	11,058,100
2,750,000	Jefferson Louisiana Sales Tax District Special Sales Tax Rev. Ser. 17B AGM	5.000	12/01/2042	3,135,990
7,145,000	Massachusetts State Bay Transportation Auth. Sales Tax (Senior Lien) Rev. Ser. 15A	5.000	07/01/2040	8,062,704
8,770,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ref. Ser. 15C	5.000	08/15/2037	9,903,084
3,410,000	Massachusetts State School Building Auth. Sales Tax Rev. Ser. 16A	5.000	11/15/2045	3,834,136
3,000,000	Pittsburgh & Allegheny County Pennsylvania Sports & Exhibition Auth. Sales (Regional Asset District) Ref. Ser. 10 AGM	5.000	02/01/2031	3,157,020
2,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10A AGM	5.000	08/01/2040	2,578,725
26,500,000	Sales Tax Asset Receivables Corp. (Fiscal 2015) Ref. Ser. 14A	4.000	10/15/2032	28,567,795
6,620,000	San Diego County California Regional Transportation Commission Ser. 16A	5.000	04/01/2048	7,578,245

				115,875,405

	Sewer Revenue—5.0%
24,375,000	Chicago Illinois Wastewater Transmission (Second Lien) Rev. Ser. 12 AGM	5.000	01/01/2037	25,801,669
2,500,000	Chicago Illinois Wastewater Transmission (Second Lien) Rev. Ser. 17A AGM	5.250	01/01/2042	2,798,050
7,000,000	Chicago Illinois Wastewater Transmission (Second Lien) Rev. Ser. 17A AGM	4.000	01/01/2052	7,029,260
5,000,000	Detroit Michigan Water & Sewerage Department Sewerage Disposal System (Senior Lien-Remarketed) Rev. Ref. Ser. 12A AGM	5.000	07/01/2039	5,375,250
500,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/2037	500,000
5,000,000	Jefferson County Alabama Sewer (Senior Lien) Rev. Ser. 13A AGM	5.500	10/01/2053	5,552,200
14,695,000	King County Washington Sewer & Improvement Rev. Ref. Ser. 16B	5.000	07/01/2039	16,248,114
1,000,000	Los Angeles California Wastewater System (Green Bonds) Rev. Ser. 15A	5.000	06/01/2044	1,136,190
1,500,000	Los Angeles California Wastewater System (Green Bonds) Rev. Ser. 15C	5.000	06/01/2045	1,703,295
1,500,000	Los Angeles California Wastewater System (Green Bonds) Rev. Sub.-Ser. 17A	5.250	06/01/2047	1,775,400
1,000,000	Metropolitan St. Louis Missouri Sewer District Wastewater System Rev. Ser. 16C	5.000	05/01/2046	1,133,660
750,000	Metropolitan St. Louis Missouri Sewer District Wastewater Systems & Improvement Rev. Ref. Ser. 17A	5.000	05/01/2047	859,260
6,500,000	Northeast Ohio Regional Sewer District Ref. Ser. 14	5.000	11/15/2049	7,229,625
5,000,000	West Rankin Mississippi Utility Auth. Rev. Ser. 18 AGM	5.000	01/01/2048	5,604,600

				82,746,573

	Special Tax—0.2%
3,000,000	Birmingham-Jefferson Alabama Civic Center Auth. Special Tax Ser. 18A	5.000	07/01/2048	3,368,520

	Student Loan Revenue—0.1%
1,510,000	Maine Educational Loan Auth. Student Loan Rev. Ser. 09A-3 AGC	5.875	12/01/2039	1,545,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Tax Increment Revenue—1.5%
$17,000,000	Inland Valley California Development Successor Agency Tax Allocation Ref. Ser. 14A AGM	5.000%	09/01/2044	$18,431,230
1,000,000	Kentucky State Economic Development Financing Auth. (Louisville Arena Project) Rev. Ref. Ser. 17A AGM	5.000	12/01/2045	1,114,140
1,000,000	Kentucky State Economic Development Financing Auth. (Louisville Arena Project) Rev. Ref. Ser. 17A AGM	5.000	12/01/2047	1,084,820
4,000,000	Miami Beach Florida Redevelopment Agency Tax Increment (City Center) Rev. Ref. Ser. 15A AGM	5.000	02/01/2040	4,470,400

				25,100,590

	Transit Revenue—3.8%
1,000,000	Alameda California Corridor Transportation Auth. (Second Sub.-Lien) Ref. Ser. 16B AGM	5.000	10/01/2036	1,128,650
940,000	Alameda California Corridor Transportation Auth. (Second Sub.-Lien) Ref. Ser. 16B AGM	5.000	10/01/2037	1,058,797
5,000,000	Massachusetts State Transportation Fund Rev. Ref. Ser. 17A	5.000	06/01/2043	5,749,200
4,990,000	Metropolitan Transportation Auth. New York Rev Ser. 12E-1 AGM(b)	5.000	11/15/2022	5,623,581
1,510,000	Metropolitan Transportation Auth. New York Rev Ser. 12E-1 AGM	5.000	11/15/2042	1,655,594
5,000,000	Metropolitan Transportation Auth. New York Rev. Ref. Sub.-Ser. 15C-1	5.000	11/15/2035	5,594,500
13,190,000	Metropolitan Transportation Auth. New York Rev. Ser.13A-1	5.000	11/15/2040	14,312,469
10,000,000	Metropolitan Transportation Auth. New York Rev. Sub.-Ser. 15A-1	5.000	11/15/2045	11,032,100
15,000,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A AGC	5.500	12/15/2038	15,152,100
1,250,000	Northern Indiana Commuter Transportation District Rev. Ser. 16	5.000	07/01/2041	1,387,200

				62,694,191

	Water Revenue—12.7%
3,695,000	Atlanta Georgia Water & Wastewater Rev. Ser. 09-B AGM(b)	5.250	11/01/2019	3,846,975
3,305,000	Atlanta Georgia Water & Wastewater Rev. Ser. 09-B AGM	5.250	11/01/2034	3,430,491
5,000,000	Atlanta Georgia Water & Wastewater Rev. Ser. 18B	5.000	11/01/2047	5,730,550
1,000,000	Austin Texas Water & Wastewater System Rev. Ref. Ser. 16	5.000	11/15/2041	1,138,850
1,000,000	Austin Texas Water & Wastewater System Rev. Ref. Ser. 16	5.000	11/15/2045	1,135,740
9,510,000	Baltimore Maryland Project (Water Projects) Rev. Sub.-Ser. 17A	5.000	07/01/2046	10,751,626
1,000,000	Birmingham Alabama Waterworks Broad Water Rev. Ref. Ser. 15A	5.000	01/01/2042	1,108,890
2,160,000	Bucks County Pennsylvania Water & Sewer Auth. System Rev. Ser. 11 AGM(b)	5.000	12/01/2021	2,373,602
1,485,000	Chicago Illinois Wastewater (2017 Second Lien) Rev. Ref. Ser. 08 AGM(b)	5.250	11/01/2018	1,493,554
440,000	Chicago Illinois Wastewater (2017 Second Lien) Rev. Ref. Ser. 08 AGM	5.250	11/01/2033	442,011
3,500,000	Chicago Illinois Wastewater (Second Lien) Rev. Ref. Ser. 17-2 AGM	5.000	11/01/2038	3,887,800
325,000	Chicago Illinois Waterworks (Second Lien) Rev. Ref. Ser. 08 AGM(b)	5.250	11/01/2018	326,872
200,000	City of Cape Coral Florida Water & Sewer Rev. Ref. Ser. 11 AGM(b)	5.000	10/01/2021	218,792
6,000,000	Dallas Texas Waterworks & Sewer System Rev. Ser. 17	5.000	10/01/2046	6,854,580
5,000,000	Denver Colorado City & County Board of Water Commissioners Water (Green Bond) Rev. Ser. 17A	5.000	09/15/2047	5,768,600
2,500,000	District of Columbia Water & Sewer Auth. Public Utility (Sub.-Lien) Rev. Ref. Ser. 16A	5.000	10/01/2039	2,829,150
5,000,000	District of Columbia Water & Sewer Auth. Public Utility (Sub.-Lien) Rev. Ser. 13A	5.000	10/01/2048	5,506,750
3,000,000	El Dorado California Irrigation District Rev. Ref. Ser. 14A AGM	5.000	03/01/2034	3,380,790
3,500,000	El Dorado California Irrigation District Rev. Ref. Ser. 14A AGM	5.250	03/01/2039	3,963,925
1,500,000	Florida Municipal Loan Council Ser. 11D AGM	5.500	10/01/2041	1,642,035
190,000	Houston Texas Utility System Combine (First Lien) Rev. Ref. Ser. 09A AGC(b)	6.000	05/15/2019	195,732
1,275,000	Indianapolis Indiana Local Public Improvement Bond Bank (Waterworks Project) Ser. 09A AGC(b)	5.500	01/01/2019	1,291,256
5,260,000	Indianapolis Indiana Local Public Improvement Bond Bank (Waterworks Project) Ser. 09A AGC	5.500	01/01/2038	5,323,962
1,500,000	Los Angeles California Department of Water & Power Ref. Ser. 16A	5.000	07/01/2046	1,708,530
8,000,000	Los Angeles California Department of Water & Power Rev. Ser. 12B	5.000	07/01/2043	8,810,400
10,000,000	Massachusetts State Water Resources Auth. (Green Bonds) Ref. Ser. 16C	5.000	08/01/2040	11,367,900
5,000,000	Massachusetts State Water Resources Auth. Ser. 18B	5.000	08/01/2043	5,804,800
1,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM(b)	5.000	10/01/2020	1,066,480
20,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM(b)	5.000	10/01/2020	21,329,600
10,000,000	Miami-Dade County Florida Water & Sewer Systems Rev. Ser. 17A	3.375	10/01/2047	9,107,800
600,000	New York City Municipal Water Finance Auth. Rev. Ref. Ser. 14EE	5.000	06/15/2036	673,686
5,000,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2009) Rev. Ser. 09EE	5.000	06/15/2039	5,120,150
3,295,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2012) Rev. Ser. 11BB	5.000	06/15/2044	3,564,465
10,205,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2012) Rev. Ser. 12CC	5.000	06/15/2045	11,036,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$9,640,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2013) Rev. Ser. 12BB	5.000%	06/15/2047	$10,574,694
500,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2013) Rev. Ser. 13EE	5.000	06/15/2047	550,025
11,180,000	New York City Municipal Water Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2014) Rev. Ser. 14CC-1	5.000	06/15/2047	12,451,725
5,750,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. Ref. Ser. 17EE	5.000	06/15/2037	6,597,952
5,000,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 09 AGC	5.250	12/15/2034	5,209,000
2,500,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 11 AGM	5.000	12/15/2036	2,698,700
2,000,000	North Sumter County Florida Utility Dependent District Utility Rev. Ser. 10 AGM	5.375	10/01/2040	2,130,420
875,000	Philadelphia Pennsylvania Water & Wastewater Rev. Ser. 10C AGM	5.000	08/01/2040	919,118
285,000	Port St. Lucie Florida Utility System Rev. Ref. Ser. 09 AGC	5.000	09/01/2035	285,000
4,050,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. (Senior Lien) Rev. Ser. 08A AGC	5.125	07/01/2047	4,120,511
2,500,000	San Antonio Texas Water (Junior Lien) Rev. Ref. Ser. 18A	5.000	05/15/2043	2,874,675
1,000,000	San Jacinto Texas River Auth. Special Project (GRP Project) Rev. Ser. 11 AGM	5.000	10/01/2037	1,029,820
1,000,000	Texas State Water Development Board (State Water Implementation Rev. Fund For Texas) Ser. 16	5.000	10/15/2046	1,129,190
3,910,000	Texas State Water Development Board Ser. 15A	5.000	10/15/2045	4,412,670
1,000,000	Wyandotte County Kansas City Government Utility System Improvement Rev. Ser. 16A	5.000	09/01/2040	1,113,910
1,500,000	Wyandotte County Kansas City Government Utility System Improvement Rev. Ser. 16A	5.000	09/01/2045	1,665,900

				209,995,851

	Total Investments in Securities (Cost $1,603,586,195)(c)—98.2%			1,630,187,244
	Other assets less liabilities—1.8%			29,793,279

	Net Assets—100.0%			$1,659,980,523

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BAM—Build America Mutual

BHAC—Berkshire Hathaway Assurance Corp.

COP—Certificate of Participation

GTD—Grant To Date

NATL—National Public Finance Guarantee Corp.

PILOT—Payment-in-lieu-of-taxes

PSF-GTD—Permanent School Fund Guaranteed

RAC—Revenue Anticipation Certificates

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2018 represented less than 1% of the Fund’s Net Assets.

(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)

The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of August 31, 2018. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	18.5%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Schedule of Investments

Invesco New York AMT-Free Municipal Bond ETF (PZT)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—98.6%
	Ad Valorem Property Tax—5.9%
$1,000,000	City of New York Ser. 18E-1	5.000%	03/01/2038	$1,150,720
2,000,000	New York City New York Ser. 16B-1	4.000	12/01/2043	2,066,600
500,000	New York City New York Sub.-Ser. 16A-1	5.000	08/01/2038	565,765

				3,783,085

	College & University Revenue—12.1%
1,000,000	Build New York City Resource Corp. (New York Law School Project) Rev. Ref. Ser. 16	5.000	07/01/2041	1,071,400
1,500,000	New York State Dormitory Auth. (New York University) Rev. Ser. 01 AMBAC	5.500	07/01/2040	1,943,535
1,000,000	New York State Dormitory Auth. Non State Supported Debt (Columbia University) Rev. Ser. 17A	5.000	10/01/2047	1,318,460
2,000,000	New York State Dormitory Auth. Non State Supported Debt (Icahn School of Medicine at Mount Sinai) Rev. Ref. Ser. 15A	5.000	07/01/2035	2,225,460
1,000,000	New York State Dormitory Auth. Non State Supported Debt (The New School Project) Rev. Ref. Ser. 16A	5.000	07/01/2046	1,114,320

				7,673,175

	Electric Power Revenue—11.8%
1,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/2030	1,092,960
2,000,000	Long Island Power Auth. New York Electric Systems Rev. Ref. Ser. 14A	5.000	09/01/2044	2,214,300
185,000	New York State Power Auth. Rev. Ser. 07A NATL	4.500	11/15/2047	185,390
1,500,000	Utility Debt Securitization Auth. New York (Restructuring) Ser. 13TE	5.000	12/15/2041	1,675,635
2,000,000	Utility Debt Securitization Auth. New York (Restructuring) Ser. 17	5.000	12/15/2038	2,328,800

				7,497,085

	Health, Hospital, Nursing Home Revenue—3.6%
500,000	Dutchess County New York Local Development Corp. (Health Quest Systems Inc. Project) Rev. Ser. 16B	5.000	07/01/2046	548,760
1,500,000	New York State Dormitory Auth. Non State Supported Debt (New York University Hospitals Center) Rev. Ref. Ser. 15	5.000	07/01/2034	1,668,435
65,000	New York State Dormitory Auth. State Supported Debt (Mental Health Services Facilities Improvement) Rev. Ser. 08A AGM	5.000	02/15/2038	65,153

				2,282,348

	Highway Tolls Revenue—6.2%
1,000,000	New York State Thruway Auth. General (Junior Indebtedness Obligation-Junior Lien) Rev. Ser. 16A	5.000	01/01/2046	1,110,420
1,000,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ref. Ser. 17B	5.000	11/15/2038	1,145,430
1,470,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 16A	5.000	11/15/2046	1,658,763

				3,914,613

	Hotel Occupancy Tax—3.3%
1,885,000	New York State Convention Center Development Corp. (Hotel Unit Fee Secured) Rev. Ref. Ser. 15	5.000	11/15/2040	2,124,659

	Income Tax Revenue—18.4%
1,000,000	New York City Transitional Finance Auth. (Building Aid) Rev. Ref. Ser. 18S-4A	5.000	07/15/2037	1,153,900
1,500,000	New York City Transitional Finance Auth. (Sub.-Future Tax Secured Fiscal 1999) Rev. Ser. 17A Sub.-Ser. E-1	5.000	02/01/2043	1,698,750
1,000,000	New York City Transitional Finance Auth. Rev. Sub.-Ser. 17B-1	5.000	08/01/2045	1,137,670
1,000,000	New York City Transitional Finance Authority Building AID Revenue	4.000	07/15/2046	1,032,080
1,000,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ref. Ser. 17A	5.000	02/15/2038	1,138,600
1,000,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 10F	5.000	02/15/2035	1,044,540
2,170,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 11C	5.000	03/15/2041	2,315,824
785,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 12B	5.000	03/15/2037	852,808
1,200,000	New York State Dormitory Auth. Personal Income Tax (General Purpose) Rev. Ser. 12B	5.000	03/15/2042	1,300,692

				11,674,864

	Industrial Revenue—3.4%
2,000,000	New York State Liberty Development Corp. (4 World Trade Center Project) Rev. Ref. Ser. 11	5.000%	11/15/2044	2,154,440

	Lease Revenue—3.7%
1,000,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2046	1,031,480
1,240,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2051	1,322,758

				2,354,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue—11.7%
$2,000,000	Brooklyn Arena New York Local Development Corp. PILOT (Barclays Center Project) Rev. Ref. Ser. 16A	5.000%	07/15/2042	$2,167,460
450,000	Hudson Yards Infrastructure Corporation Second Indenture Rev. Ref. Ser. 17A	5.000	02/15/2042	509,872
2,500,000	New York City Industrial Development Agency (Queens Baseball Stadium PILOT) Rev. Ser. 09 AGC	6.500	01/01/2046	2,537,475
1,000,000	New York City Transitional Finance Auth. Building Aid (Fiscal 2015) Rev. Ser. 15S-2	5.000	07/15/2035	1,127,780
1,000,000	New York City Transitional Finance Auth. Building Aid Rev. Ser. 16S-1	5.000	07/15/2043	1,117,180

				7,459,767

	Port, Airport & Marina Revenue—1.8%
1,000,000	Port Auth. of New York & New Jersey Ref. Ser. 15-194	5.250	10/15/2055	1,138,970

	Recreational Revenue—3.2%
2,000,000	New York City Industrial Development Agency (Yankee Stadium PILOT) Rev. Ser. 09 AGC	7.000	03/01/2049	2,050,580

	Sales Tax Revenue—5.5%
1,000,000	New York State Dormitory Auth. Sales Tax Supported Debt Rev. Ser. 14A	5.000	03/15/2034	1,127,220
1,435,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10C AGM	5.125	08/01/2042	1,499,719
800,000	Sales Tax Asset Receivables Corp. (Fiscal 2015) Ref. Ser. 14A	4.000	10/15/2032	862,424

				3,489,363

	Transit Revenue—2.6%
1,000,000	Metropolitan Transportation Auth. New York (Green Bonds) Rev. Ser. 16A-1	5.250	11/15/2056	1,122,840
500,000	Metropolitan Transportation Auth. New York Rev. Ser. 11A AGM(a)	5.000	11/15/2021	550,260

				1,673,100

	Water Revenue—5.4%
1,000,000	New York City Municipal Finance Auth. Water & Sewer System (Second General Resolution Fiscal 2014) Rev. Ser. 13BB	5.000	06/15/2046	1,100,520
1,000,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ref. Ser. 17EE	5.250	06/15/2037	1,170,780
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking Water Sub. SRF Bonds) Ref. Ser. 16A	5.000	06/15/2041	1,136,290

				3,407,590

	Total Investments in Securities (Cost $62,555,833)(b)— 98.6%			62,677,877
	Other assets less liabilities—1.4%			898,759

	Net Assets—100.0%			$63,576,636

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

NATL—National Public Finance Guarantee Corp.

PILOT—Payment-in-lieu-of-taxes

Rev.—Revenue

Ser.—Series

SRF—State Revolving Fund

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)

The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of August 31, 2018. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Corp.	7.3%
Assured Guaranty Municipal Corp.	5.1%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Schedule of Investments(a)

Invesco Preferred ETF (PGX)

August 31, 2018

Number of Shares		Value
	Preferred Stocks & Other Equity Interests—99.9%
	Banks—37.5%
99,822	Associated Banc-Corp., 5.38%, Series D	$2,465,603
1,472,552	Bank of America Corp., 5.88%, Series HH	37,903,488
1,527,617	Bank of America Corp., 6.00%, Series EE(b)	39,855,528
2,355,875	Bank of America Corp., 6.00%, Series GG(b)	61,841,719
1,829,405	Bank of America Corp., 6.20%, Series CC	47,802,353
3,152,798	Bank of America Corp., 6.50%, Series Y	82,445,668
2,410,182	Bank of America Corp., 6.63%, Series W	62,351,408
4,172,647	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)(b)	110,324,787
759,054	BB&T Corp., 5.63%(b)	19,818,900
3,811,784	BB&T Corp., 5.63%, Series E	96,323,782
508,451	BB&T Corp., 5.85%	13,128,205
255,945	BOK Financial Corp., 5.38%	6,421,660
413,739	Citigroup Capital XIII, 8.71% (3 mo. USD LIBOR + 6.37%)(c)	11,249,563
1,813,686	Citigroup, Inc., 6.30%, Series S	47,699,942
3,512,833	Citigroup, Inc., 6.88%, Series K	97,305,474
1,131,467	Citigroup, Inc., 6.88%, Series L	29,282,366
405,464	Citigroup, Inc., 7.13%, Series J	11,474,631
264,590	Commerce Bancshares, Inc., 6.00%, Series B(b)	6,810,547
259,920	Cullen/Frost Bankers, Inc., 5.38%	6,513,595
802,097	Fifth Third Bancorp, 6.63%, Series I	22,258,192
159,865	First Horizon National Corp., 6.20%, Series A	4,084,551
316,450	First Republic Bank, 5.13%, Series H(b)	7,927,072
330,997	First Republic Bank, 5.50%, Series D(b)	8,463,593
271,274	First Republic Bank, 5.50%, Series G	6,814,403
518,220	First Republic Bank, 5.50%, Series I	12,971,047
276,331	First Republic Bank, 5.70%, Series F	7,057,494
267,554	First Republic Bank, 7.00%, Series E	6,868,111
259,278	Hancock Whitney Corp., 5.95%(b)	6,616,775
175,330	Huntington Bancshares, Inc., 5.88%, Series C	4,498,091
904,516	Huntington Bancshares, Inc., 6.25%, Series D	23,852,087
92,213	ING Groep NV, 6.13% (Netherlands)	2,364,341
572,962	ING Groep NV, 6.38% (Netherlands)	14,713,664
1,617,331	JPMorgan Chase & Co., 5.45%, Series P	41,080,207
2,119,594	JPMorgan Chase & Co., 6.10%, Series AA	56,232,829
3,121,640	JPMorgan Chase & Co., 6.13%, Series Y(b)	82,255,214
2,225,889	JPMorgan Chase & Co., 6.15%, Series BB	58,741,211
1,149,897	JPMorgan Chase & Co., 6.30%, Series W(b)	29,931,819
1,220,795	JPMorgan Chase & Co., 6.70%, Series T	31,765,086
773,042	KeyCorp, 5.65%, Series F	19,387,893
904,898	KeyCorp, 6.13%, Series E(b)	25,047,577
349,325	MB Financial, Inc., 6.00%, Series C(b)	9,117,382
437,048	People’s United Financial, Inc., 5.63%, Series A	11,402,582
3,219,928	PNC Financial Services Group, Inc. (The), 6.13%, Series P	89,095,408
860,716	Regions Financial Corp., 6.38%, Series A	21,758,900
861,826	Regions Financial Corp., 6.38%, Series B(b)	23,424,431

Number of Shares		Value
	Preferred Stocks & Other Equity Interests (continued)
	Banks (continued)
1,272,054	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)(b)	$32,946,199
342,061	Synovus Financial Corp., 6.30%, Series D	8,979,101
316,256	TCF Financial Corp., 5.70%, Series C	7,874,774
429,587	Texas Capital Bancshares, Inc., 6.50%, Series A	10,898,622
682,959	U.S. Bancorp, 5.15%	17,388,136
1,662,392	U.S. Bancorp, 6.50%, Series F	46,513,728
517,560	Unum Group, 6.25%	13,099,444
665,478	US Bancorp, 5.50%, Series K	17,042,892
173,715	Valley National Bancorp, 5.50%, Series B	4,551,333
211,409	Valley National Bancorp, 6.25%, Series A(b)	5,644,620
261,982	Webster Financial Corp., 5.25%, Series F(b)	6,408,080
904,751	Wells Fargo & Co., 5.13%, Series O(b)	22,365,445
893,908	Wells Fargo & Co., 5.20%(b)	22,088,467
2,111,715	Wells Fargo & Co., 5.50%, Series X	52,940,695
1,393,916	Wells Fargo & Co., 5.63%, Series Y	35,335,771
1,796,388	Wells Fargo & Co., 5.70%, Series W(b)	45,520,472
3,127,338	Wells Fargo & Co., 5.85%, Series Q	80,497,680
1,266,832	Wells Fargo & Co., 6.00%, Series T	32,430,899
1,655,767	Wells Fargo & Co., 6.00%, Series V	42,801,577
1,272,917	Wells Fargo & Co., 6.63%, Series R	35,017,947
1,703,741	Wells Fargo & Co., 8.00%, Series J	42,525,375
215,280	Wintrust Financial Corp., 6.50%, Series D(b)	5,840,546
245,678	Zions Bancorp, 5.75%, Series H(b)	6,240,221
19,504	Zions Bancorp, 6.30%, Series G	528,558

		2,014,229,761

	Capital Markets—15.2%
497,420	Apollo Global Management LLC, 6.38%, Series A(b)	12,798,617
542,162	Apollo Global Management LLC, 6.38%, Series B	13,662,482
272,802	Apollo Investment Corp., 6.88%(b)	6,948,267
560,986	Ares Management LP, 7.00%, Series A	15,225,160
1,001,796	Bank of New York Mellon Corp. (The), 5.20%	25,595,888
148,462	BGC Partners, Inc., 8.13%	3,773,904
209,218	Brightsphere Investment Group PLC, 5.13%	4,835,028
722,014	Carlyle Group LP (The), 5.88%, Series A	17,256,135
1,221,312	Charles Schwab Corp. (The), 5.95%, Series D	31,656,407
1,040,591	Charles Schwab Corp. (The), 6.00%, Series C	27,169,831
3,880,168	Deutsche Bank Contingent Capital Trust V, 8.05% (Germany)	101,117,178
1,997,996	Goldman Sachs Group, Inc. (The), 5.50%, Series J(b)	52,207,636
385,245	Goldman Sachs Group, Inc. (The), 6.20%, Series B(b)	10,286,042
989,125	Goldman Sachs Group, Inc. (The), 6.30%, Series N	26,459,094
1,340,756	Goldman Sachs Group, Inc. (The), 6.38%, Series K	36,508,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco Preferred ETF (PGX) (continued)

August 31, 2018

Number of Shares		Value
	Preferred Stocks & Other Equity Interests (continued)
	Capital Markets (continued)
270,453	KKR & Co., Inc., 6.50%, Series B	$7,183,232
588,291	KKR & Co., Inc., 6.75%, Series A	15,807,379
759,447	Legg Mason, Inc., 5.45%	18,773,530
598,498	Legg Mason, Inc., 6.38%(b)	15,776,407
1,847,427	Morgan Stanley, 5.85%, Series K	48,051,576
1,900,292	Morgan Stanley, 6.38%, Series I	51,687,942
1,307,251	Morgan Stanley, 6.63%, Series G(b)	34,550,644
949,973	Morgan Stanley, 6.88%, Series F	26,637,243
1,309,489	Morgan Stanley, 7.13%, Series E(b)	37,687,093
686,227	Northern Trust Corp., 5.85%, Series C(b)	18,445,782
438,612	Oaktree Capital Group LLC, 6.55%, Series B	10,974,072
324,732	Oaktree Capital Group LLC, 6.63%, Series A	8,215,720
345,696	Prospect Capital Corp., 6.25%(b)	8,742,652
775,903	State Street Corp., 5.25%, Series C	19,459,647
774,462	State Street Corp., 5.35%, Series G	20,252,181
1,459,612	State Street Corp., 5.90%, Series D(b)	39,438,716
1,342,534	State Street Corp., 6.00%, Series E	34,946,160
394,069	Stifel Financial Corp., 5.20%(b)	9,761,089
271,237	Stifel Financial Corp., 6.25%, Series A	7,003,339

		818,894,859

	Chemicals—0.1%
75,444	E.I. du Pont de Nemours & Co., 4.50%, Series B(b)	7,695,288

	Commercial Services & Supplies—0.3%
762,291	Pitney Bowes, Inc., 6.70%(b)	17,425,972

	Consumer Finance—3.1%
1,076,661	Capital One Financial Corp., 5.20%, Series G(b)	26,873,459
1,469,539	Capital One Financial Corp., 6.00%, Series B	37,502,635
859,140	Capital One Financial Corp., 6.00%, Series H	22,492,285
903,536	Capital One Financial Corp., 6.20%, Series F	23,690,714
796,833	Capital One Financial Corp., 6.25%, Series C	20,653,911
820,091	Capital One Financial Corp., 6.70%, Series D	21,519,188
546,863	Navient Corp., 6.00%	12,829,406

		165,561,598

	Diversified Telecommunication Services—5.1%
2,347,395	AT&T, Inc., 5.35%(b)	58,802,245
1,323,876	AT&T, Inc., 5.63%	33,348,436
1,804,702	Qwest Corp., 6.13%	40,732,124
1,767,014	Qwest Corp., 6.50%	41,489,489
631,690	Qwest Corp., 6.63%(b)	15,577,475
995,144	Qwest Corp., 6.75%	24,261,611
778,363	Qwest Corp., 6.88%(b)	19,373,455
147,487	Qwest Corp., 7.00%	3,725,522
321,463	Qwest Corp., 7.00%	8,203,414
265,122	Qwest Corp., 7.00%(b)	6,696,982
20,504	Qwest Corp., 7.50%	520,186
874,336	Verizon Communications, Inc., 5.90%	22,435,462

		275,166,401

Number of Shares		Value
	Preferred Stocks & Other Equity Interests (continued)
	Electric Utilities—7.5%
406,697	Alabama Power Co., 5.00%, Series A(b)	$10,606,658
906,072	Duke Energy Corp., 5.13%	22,932,682
497,485	Entergy Arkansas, Inc., 4.88%	12,218,232
55,851	Entergy Arkansas, Inc., 4.90%	1,361,089
452,619	Entergy Louisiana LLC, 4.88%	11,075,587
452,503	Entergy Louisiana LLC, 5.25%	11,371,400
457,636	Entergy Mississippi, Inc., 4.90%	11,331,067
465,393	Entergy New Orleans LLC, 5.50%(b)	12,323,607
722,645	Entergy Texas, Inc., 5.63%	19,070,602
506,310	Georgia Power Co., 5.00%, Series 2017	12,353,964
332,879	Interstate Power & Light Co., 5.10%, Series D(b)	8,335,290
1,253,582	NextEra Energy Capital Holdings, Inc., 5.00%	31,201,656
1,043,709	NextEra Energy Capital Holdings, Inc., 5.13%, Series I(b)	26,113,599
807,770	NextEra Energy Capital Holdings, Inc., 5.25%, Series K	20,081,162
199,692	Pacific Gas & Electric Co., 6.00%, Series A(b)	5,086,155
759,913	PPL Capital Funding, Inc., 5.90%, Series B	19,271,394
285,914	SCE Trust II, 5.10%(b)	6,927,696
314,325	SCE Trust III, 5.75%, Series H	8,383,048
544,387	SCE Trust IV, 5.38%, Series J	13,930,863
544,668	SCE Trust V, 5.45%, Series K	14,063,328
1,036,159	SCE Trust VI, 5.00%	24,183,951
1,357,385	Southern Co. (The), 5.25%	33,418,819
857,777	Southern Co. (The), 5.25%	20,981,225
1,764,598	Southern Co. (The), 6.25%(b)	45,985,424

		402,608,498

	Equity REITs—10.3%
253,060	American Homes 4 Rent, 5.88%, Series F	6,326,500
168,942	American Homes 4 Rent, 5.88%, Series G	4,149,216
203,750	Apartment Investment & Management Co., 6.88%, Series A	5,338,250
199,033	Boston Properties, Inc., 5.25%, Series B(b)	4,975,825
95,831	CBL & Associates Properties, Inc., 6.63%, Series E	1,564,920
710,406	CBL & Associates Properties, Inc., 7.38%, Series D(b)	13,000,430
316,547	DDR Corp., 6.25%, Series K	7,796,553
216,610	DDR Corp., 6.38%, Series A	5,519,223
359,748	DDR Corp., 6.50%, Series J	9,029,675
423,286	Digital Realty Trust, Inc., 5.25%, Series J	10,446,698
542,698	Digital Realty Trust, Inc., 5.88%, Series G(b)	13,654,282
409,902	Digital Realty Trust, Inc., 6.35%, Series I(b)	10,661,551
276,056	Digital Realty Trust, Inc., 6.63%, Series C(b)	7,340,329
504,723	Digital Realty Trust, Inc., 7.38%, Series H	13,097,562
268,944	EPR Properties, 5.75%, Series G	6,527,271
259,965	Federal Realty Investment Trust, 5.00%, Series C	6,358,744
576,512	Government Properties Income Trust, 5.88%	14,585,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco Preferred ETF (PGX) (continued)

August 31, 2018

Number of Shares		Value
	Preferred Stocks & Other Equity Interests (continued)
	Equity REITs (continued)
563,099	Kimco Realty Corp., 5.13%, Series L(b)	$12,993,509
453,328	Kimco Realty Corp., 5.25%, Series M	10,589,742
360,968	Kimco Realty Corp., 5.50%, Series J	8,829,277
347,382	Kimco Realty Corp., 6.00%, Series I	8,726,236
587,905	National Retail Properties, Inc., 5.20%, Series F	14,003,897
587,118	National Retail Properties, Inc., 5.70%, Series E	14,672,079
414,063	PS Business Parks, Inc., 5.20%, Series W(b)	9,929,231
355,383	PS Business Parks, Inc., 5.20%, Series Y	8,415,469
574,447	PS Business Parks, Inc., 5.25%, Series X(b)	13,798,217
245,539	PS Business Parks, Inc., 5.70%, Series V	6,140,930
977,327	Public Storage, 4.90%, Series E(b)	23,905,418
844,629	Public Storage, 4.95%, Series D	20,879,229
779,841	Public Storage, 5.05%, Series G(b)	19,457,033
491,091	Public Storage, 5.13%, Series C	12,301,830
475,222	Public Storage, 5.15%, Series F	11,923,320
772,785	Public Storage, 5.20%, Series W	19,195,979
965,941	Public Storage, 5.40%, Series B	24,805,365
331,749	Public Storage, 5.88%, Series A(b)	8,685,189
466,804	Public Storage, 6.00%, Series Z	12,108,896
261,868	Public Storage, 6.38%, Series Y	6,847,848
50,546	QTS Realty Trust, Inc., 7.13%, Series A	1,306,109
624,706	Senior Housing Properties Trust, 5.63%	15,317,791
452,080	Senior Housing Properties Trust, 6.25%	11,695,310
410,597	SL Green Realty Corp., 6.50%, Series I	10,531,813
301,016	Spirit Realty Capital, Inc., 6.00%, Series A	7,209,333
462,335	Ventas Realty LP/Ventas Capital Corp., 5.45%(b)	11,613,855
1,936,676	VEREIT, Inc., 6.70%, Series F	48,997,903
448,684	Vornado Realty Trust, 5.25%, Series M	10,530,613
360,405	Vornado Realty Trust, 5.40%, Series L(b)	8,894,795
615,253	Vornado Realty Trust, 5.70%, Series K(b)	15,756,629
178,231	Washington Prime Group, Inc., 6.88%, Series I	3,778,497

		554,214,125

	Insurance—13.0%
2,229,887	Aegon NV, 6.38% (Netherlands)	57,575,682
841,387	Allstate Corp. (The), 5.10%	21,817,165
525,205	Allstate Corp. (The), 5.63%, Series A	13,345,459
1,041,087	Allstate Corp. (The), 5.63%, Series G(b)	27,224,425
428,106	Allstate Corp. (The), 6.25%, Series F	11,276,312
1,464,950	Allstate Corp. (The), 6.63%, Series E	37,868,957
632,458	Allstate Corp. (The), 6.75%, Series C	16,026,486
192,747	American Financial Group, Inc., 6.00%	4,915,049
503,248	American Financial Group, Inc., 6.25%	13,064,318
814,372	Arch Capital Group Ltd., 5.25%, Series E	19,585,647
542,853	Arch Capital Group Ltd., 5.45%, Series F	13,457,326
218,150	Argo Group US, Inc., 6.50%	5,501,743
494,294	Aspen Insurance Holdings Ltd., 5.63% (Bermuda)	12,387,008
407,159	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	10,500,631
572,440	Assured Guaranty Municipal Holdings, Inc., 6.25%	14,694,535

Number of Shares		Value
	Preferred Stocks & Other Equity Interests (continued)
	Insurance (continued)
336,675	Axis Capital Holdings Ltd., 5.50%, Series D	$8,416,875
995,423	Axis Capital Holdings Ltd., 5.50%, Series E(b)	24,875,621
694,218	Enstar Group Ltd., 7.00%, Series D (Bermuda)	18,126,032
308,479	Hanover Insurance Group, Inc. (The), 6.35%	7,860,045
1,086,525	Hartford Financial Services Group, Inc. (The), 7.88%	30,879,041
260,134	Kemper Corp., 7.38%	6,690,646
1,423,690	MetLife, Inc., 5.63%, Series E	36,175,963
676,563	PartnerRe Ltd., 5.88%, Series I (Bermuda)	17,015,559
602,208	PartnerRe Ltd., 7.25%, Series H (Bermuda)	16,759,449
972,238	Prudential Financial, Inc., 5.63%	24,403,174
1,309,908	Prudential Financial, Inc., 5.70%	32,852,493
938,083	Prudential Financial, Inc., 5.75%(b)	23,611,549
915,076	Prudential PLC, 6.50% (United Kingdom)	24,505,735
717,160	Reinsurance Group of America, Inc., 5.75%	18,488,385
716,714	Reinsurance Group of America, Inc., 6.20%	19,444,451
705,574	RenaissanceRe Holdings Ltd., 5.38%, Series E (Bermuda)	17,413,566
379,476	RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)	9,574,179
321,586	Selective Insurance Group, Inc., 5.88%	8,081,456
588,001	Torchmark Corp., 6.13%	15,152,786
444,532	Validus Holdings Ltd., 5.80%, Series B	11,228,878
258,035	Validus Holdings Ltd., 5.88%, Series A	6,517,964
633,413	W.R. Berkley Corp., 5.63%	15,645,301
579,705	W.R. Berkley Corp., 5.75%(b)	14,359,293
137,839	W.R. Berkley Corp., 5.90%	3,454,245
316,838	WR Berkley Corp., 5.70%	7,924,118

		698,697,547

	Internet Software & Services—0.7%
1,356,938	eBay, Inc., 6.00%	35,565,345

	Machinery—0.6%
1,308,907	Stanley Black & Decker, Inc., 5.75%	33,350,950

	Mortgage REITs—0.3%
626,371	Wells Fargo Real Estate Investment Corp., 6.38%, Series A	16,273,119

	Multi-Utilities—2.2%
361,540	CMS Energy Corp., 5.63%(b)	9,038,500
1,436,194	Dominion Energy, Inc., 5.25%, Series A	35,086,219
722,275	DTE Energy Co., 5.25%, Series E	17,775,188
542,286	DTE Energy Co., 5.38%, Series B	13,269,738
905,153	DTE Energy Co., 6.00%, Series F(b)	23,479,669
705,421	Integrys Holding, Inc., 6.00%	18,199,862

		116,849,176

	Oil, Gas & Consumable Fuels—1.9%
287,243	DCP Midstream LP, 7.88%, Series B	7,399,380
1,074,323	Enbridge, Inc., 6.38%, Series B (Canada)	27,534,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco Preferred ETF (PGX) (continued)

August 31, 2018

Number of Shares		Value
	Preferred Stocks & Other Equity Interests (continued)
	Oil, Gas & Consumable Fuels (continued)
814,437	Energy Transfer Partners LP, 7.38%, Series C(b)	$20,841,443
549,738	Energy Transfer Partners LP, 7.63%, Series D	14,430,623
452,661	NuStar Energy LP, 7.63%, Series B(b)	10,537,948
408,061	NuStar Energy LP, 8.50%, Series A	9,793,464
331,787	NuStar Energy LP, 9.00%, Series C	8,284,721
215,438	Targa Resources Partners LP, 9.00%, Series A	5,851,296

		104,673,773

	Thrifts & Mortgage Finance—0.5%
930,896	New York Community Bancorp, Inc., 6.38%, Series A	25,962,689

	Trading Companies & Distributors—0.1%
271,773	GATX Corp., 5.63%	6,826,938

	Wireless Telecommunication Services—1.5%
498,073	Telephone & Data Systems, Inc., 5.88%	12,272,519
918,752	Telephone & Data Systems, Inc., 6.63%	23,198,488
615,686	United States Cellular Corp., 6.95%	15,699,993
497,647	United States Cellular Corp., 7.25%(b)	12,565,587
543,305	United States Cellular Corp., 7.25%(b)	14,294,354

		78,030,941

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $5,386,421,479)—99.9%	5,372,026,980

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.6%
84,114,534	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $84,114,534)	84,114,534

	Total Investments in Securities (Cost $5,470,536,013)—101.5%	5,456,141,514
	Other assets less liabilities—(1.5)%	(78,130,606)

	Net Assets—100.0%	$5,378,010,908

Investment Abbreviations:

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

USD—U.S.Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2018.
(c)	Variable rate coupon. Stated interest rate was in effect at August 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Schedule of Investments

Invesco Taxable Municipal Bond ETF (BAB)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.6%
	Ad Valorem Property Tax—17.8%
$3,000,000	Anchorage Alaska Ser. 10A-2	5.910%	04/01/2030	$3,135,900
1,500,000	Bexar County Texas Ser. 10	5.755	06/15/2040	1,529,100
14,890,000	California State Highway Safety Air Quality Remarketed Ser. 09B	6.509	04/01/2039	16,341,924
8,505,000	California State Ser. 09	7.350	11/01/2039	12,084,329
1,010,000	Carson City Nevada (Water Improvement) Ser. 10A	6.662	11/01/2039	1,066,439
2,000,000	Channelview Texas Independent School District Ser. 10 PSF-GTD	5.926	08/15/2035	2,078,780
2,000,000	Chicago Illinois (Recovery Zone Economic Development) Ser. 10D	6.257	01/01/2040	2,024,380
2,000,000	Chicago Illinois (Taxable Project) Ser. 10B	7.517	01/01/2040	2,282,880
6,205,000	Chicago Illinois Ser. 10C	6.207	01/01/2036	6,342,503
1,500,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.554	07/01/2030	1,820,895
1,620,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.754	07/01/2038	2,173,505
4,560,000	Clark County Nevada Ser. 10	7.000	07/01/2038	4,892,014
4,955,000	Commonwealth of Pennsylvania First Ser. 10B	4.650	02/15/2026	5,214,295
1,600,000	Cook County Illinois Community Consolidated (School District No. 65) Ser. 09	4.400	12/01/2020	1,601,664
700,000	Corpus Christi Texas Independent School District (School Building) Ser. 10B PSF-GTD	6.124	08/15/2032	740,187
5,170,000	Dallas Texas Independent School District Ser. 10C PSF-GTD	6.450	02/15/2035	5,573,312
200,000	Delaware State Ser. 09D	5.200	10/01/2026	204,236
500,000	Denver Colorado City & County School District No. 1 Ser. 09C	5.664	12/01/2033	599,870
1,000,000	Douglas County Nevada School District Ser. 10A PSF-GTD	6.110	04/01/2030	1,041,450
605,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.265	08/15/2030	637,658
1,000,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.465	08/15/2035	1,042,140
1,000,000	Hawaii State Ser. 10DX	5.530	02/01/2030	1,170,260
2,000,000	Hayward California Unified School District Ser. 10 AGM	7.350	08/01/2043	2,142,720
1,000,000	Hillsborough County Florida Ser. 09B	6.350	07/01/2039	1,026,500
200,000	Itasca Illinois Ser. 09A	6.100	02/01/2034	207,786
320,000	Itasca Illinois Ser. 09A	6.200	02/01/2039	333,072
2,000,000	Kiski Pennsylvania Area School District Ser. 10 AGM	6.526	09/01/2031	2,144,340
1,000,000	Lancaster Texas Ser. 10	6.528	02/15/2040	1,044,140
1,000,000	Las Vegas Valley Nevada Water District Ser. 09A	7.100	06/01/2039	1,032,260
500,000	Los Angeles California Unified School District Qualified School Construction Bonds (Election of 2005) Ser. 10J-1	5.981	05/01/2027	586,570
200,000	Louisville & Jefferson County Kentucky Metro Government (Recovery Zone Economic Development) Ser. 09E	5.450	11/15/2027	230,130
4,300,000	Massachusetts State Ser. 10	4.480	05/01/2024	4,576,920
7,765,000	Massachusetts State Ser. 10	4.910	05/01/2029	8,621,868
1,595,000	Massachusetts State Ser. 10E	4.200	12/01/2021	1,640,697
1,500,000	Massachusetts State Ser. 16F	3.277	06/01/2046	1,376,640
3,000,000	Mississippi State Ser. 09D	5.539	10/01/2029	3,424,470
1,000,000	Montgomery County Pennsylvania Ser. 10	6.030	09/01/2039	1,050,580
3,000,000	Napa Valley California University School District Ser. 10B	6.507	08/01/2043	4,090,350
4,835,000	New Britain Connecticut Ref. Ser. 18 BAM	4.350	03/01/2039	4,913,134
1,000,000	New Orleans Louisiana Ser. 10A	8.800	12/01/2039	1,070,470
1,500,000	New York City New York Ser. 09	5.985	12/01/2036	1,876,080
1,000,000	New York City New York Ser. 09D-1	6.385	12/01/2029	1,038,000
1,000,000	New York City New York Ser. 10	5.646	06/01/2027	1,134,600
2,710,000	New York City New York Ser. 10	5.817	10/01/2031	2,855,961
3,920,000	New York City New York Ser. 10	6.246	06/01/2035	4,119,998
8,495,000	New York City New York Ser. 10	5.968	03/01/2036	10,597,597
1,965,000	New York City New York Taxable Ser. 10F-1	6.271	12/01/2037	2,535,950
960,000	North Las Vegas Nevada Ser. 10	5.372	06/01/2019	970,973
1,000,000	NYE County Nevada Ser. 10B AGM	6.300	08/01/2035	1,040,930
1,000,000	NYE County Nevada Ser. 10B AGM	6.400	08/01/2040	1,040,890
1,450,000	Peoria Illinois Community Unit (School District No. 323) Ser. 10	6.020	04/01/2028	1,506,941
1,000,000	Philadelphia Pennsylvania School District Ser. 10	6.615	06/01/2030	1,168,950
1,000,000	Quaker Valley Pennsylvania School District Ser. 10 AGM	5.959	10/01/2030	1,063,080
2,000,000	Round Rock Texas Independent School District Ser. 10 PSF-GTD	5.774	08/01/2030	2,105,680
1,000,000	Round Rock Texas Independent School District Ser. 10B	6.054	08/01/2035	1,029,100
2,000,000	San Antonio Texas Independent School District Ser. 10 PSF-GTD	6.397	08/15/2040	2,133,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco Taxable Municipal Bond ETF (BAB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Ad Valorem Property Tax (continued)
$1,500,000	San Francisco California City & County Ser. 10	6.260%	06/15/2030	$1,871,865
3,850,000	San Francisco California City & County Ser. 10D	6.260	06/15/2030	4,804,453
1,000,000	San Mateo California Union High School District Ser. 10B	6.733	09/01/2034	1,070,420
1,000,000	Snohomish County Washington Public Hospital District No. 3 (Cascade Valley Hospital) Ser. 10B	6.329	12/01/2035	1,008,210
200,000	Southwestern Community College District California Ser. 09B	7.130	08/01/2031	207,784
2,175,000	Utah State Ser. 09D	4.154	07/01/2019	2,202,275
725,000	Utah State Ser. 09D	4.554	07/01/2024	761,163
5,000,000	Utah State Ser. 10B	3.369	07/01/2021	5,057,800
675,000	Wilson County Tennessee Tenth Special School District Ser. 10	6.130	04/01/2035	696,769

				167,009,697

	College & University Revenue—9.3%
1,000,000	California Infrastructure & Economic Development Bank (California Infrastructure Economic Development) Rev. Ser. 10	6.486	05/15/2049	1,326,260
900,000	California State University Rev. Ser. 10	6.484	11/01/2041	1,207,053
1,000,000	Colorado State Board Governors University Enterprise System Rev. Ser. 10	5.957	03/01/2033	1,194,680
2,000,000	Indiana University Rev. Ser. 10	5.536	06/01/2030	2,064,560
1,500,000	Indiana University Rev. Ser. 10	5.636	06/01/2035	1,543,980
5,000,000	Massachusetts State College Building Auth. Ser. 09C	5.832	05/01/2030	5,816,950
1,215,000	Mesa State College Colorado (Auxiliary Facilities Enterprise) Rev. Ser. 09B	5.800	05/15/2040	1,480,575
3,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10	6.190	07/01/2040	3,125,820
425,000	New Mexico State University Regents Improvement Rev. Ser. 10B(a)	6.124	04/01/2020	445,957
575,000	New Mexico State University Regents Improvement Rev. Ser. 10B	6.124	04/01/2030	603,468
5,000,000	New York State Dormitory Auth. Non-State Supported Debt (New York University) Rev. Ser. 18B	4.850	07/01/2048	5,341,250
1,000,000	North Carolina State University at Raleigh Rev. Ser. 10B	5.927	10/01/2030	1,060,780
3,000,000	Northern Arizona University (Arizona Board of Regents) Rev. Ser. 10A	6.593	08/01/2030	3,179,070
500,000	Northern Arizona University Rev. Ser. 09A	6.687	06/01/2039	529,890
1,000,000	Pennsylvania State Higher Educational Facilities Auth. (Temple University) Rev. Ser. 10	6.141	04/01/2030	1,166,600
905,000	Rutgers The State University of New Jersey Ser. 10	5.545	05/01/2029	1,014,252
2,000,000	Texas State A&M University Fund Ref. Ser. 17B	3.660	07/01/2047	1,918,440
1,500,000	University of California Rev. Ref. Ser. 16AS	3.552	05/15/2039	1,432,110
10,745,000	University of California Rev. Ser. 10	5.946	05/15/2045	13,495,612
5,770,000	University of Delaware Ser. 18	4.071	11/01/2050	5,867,859
3,000,000	University of Hawaii Rev. Ser. 10	5.834	10/01/2030	3,173,640
5,000,000	University of Hawaii Rev. Ser. 10	6.034	10/01/2040	5,297,850
1,500,000	University of Massachusetts Building Auth. Project Rev. Ser. 10	4.550	11/01/2025	1,599,510
250,000	University of Michigan University Rev. Ser. 10A	5.513	04/01/2030	286,727
500,000	University of North Carolina University Ser. 09B	5.757	12/01/2039	518,180
10,000,000	University of Texas Permanent Fund (Permanent University Fund Boards) Ser. 17A	3.376	07/01/2047	9,291,600
500,000	University of Texas Ser. 09B	6.276	08/15/2041	515,125
10,000,000	University of Texas System Ser. 10C	4.644	08/15/2030	10,848,200
1,435,000	Washington State Biomedical Research Facilities No. 3 Ser. 10B	6.416	07/01/2030	1,722,316
250,000	Wayne State University Ser. 09B	6.536	11/15/2039	259,510

				87,327,824

	Electric Power Revenue—12.6%
7,665,000	American Municipal Power Ohio Inc. (Combined Hydroelectric Projects) Rev. Ser. 10	8.084	02/15/2050	12,353,067
2,090,000	American Municipal Power Ohio Inc. (Meldahl Hydroelectric-Remarketed) Rev. Ser. 10E	6.270	02/15/2050	2,638,249
8,005,000	American Municipal Power Ohio Inc. Rev. Ser. 09	6.053	02/15/2043	10,202,613
3,395,000	American Municipal Power Ohio Inc. Rev. Ser. 10	7.499	02/15/2050	4,907,269
750,000	Benton County Washington Public Utility District No. 1 Electric Rev. Ser. 10	6.546	11/01/2030	918,322
6,500,000	Cowlitz County Washington Public Utility District No. 1 Electric Ser. 10	6.884	09/01/2032	8,245,835
2,000,000	Douglas County Washington Public Utility District No. 1 Wells Hydroelectric Ser. 10B	5.245	09/01/2030	2,179,620
2,500,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.730	01/01/2030	2,889,400
2,750,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.830	01/01/2040	3,335,530
500,000	JEA Florida Electric Systems Rev. Ser. 09F	6.406	10/01/2034	613,760
8,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.166	07/01/2040	8,411,600
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 10	7.000	07/01/2041	1,647,435
500,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.790	01/01/2029	506,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco Taxable Municipal Bond ETF (BAB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Electric Power Revenue (continued)
$10,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.890%	01/01/2042	$12,755,000
1,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 10	7.597	01/01/2032	1,244,870
9,906,000	Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10	7.055	04/01/2057	11,869,765
6,678,000	Municipal Electric Auth. of Georgia Ser. 10	6.655	04/01/2057	8,027,757
1,000,000	Northern California Power Agency (Lodi Energy Center) Rev. Ser. 10B	7.311	06/01/2040	1,319,020
250,000	Northern Illinois Municipal Power Agency Power Project Rev. Ser. 10	7.620	01/01/2030	301,300
9,050,000	South Carolina State Public Service Auth. Obligation Rev. Ser. 10C	6.454	01/01/2050	12,028,807
2,000,000	Southern California Public Power Auth. Rev. Ser. 10	5.921	07/01/2035	2,437,320
2,570,000	Tacoma Washington Electric System Rev. Ser. 10 AGM	5.791	01/01/2032	3,027,589
5,795,000	Virgin Islands Water & Power Auth. (Electric System) Rev. Ser. 10C AGM	6.850	07/01/2035	5,946,076

				117,807,064

	Fuel Sales Tax Revenue—3.6%
595,000	Idaho Housing & Financing Association Ser. 10A-2	6.348	07/15/2028	696,793
2,250,000	Missouri State Highways & Transportation Commission (State Road) Rev. Ser. 09	4.963	05/01/2023	2,416,792
6,000,000	Missouri State Highways & Transportation Commission (Taxable Third Lien State Road) Ser. 09C	5.063	05/01/2024	6,504,540
2,000,000	Texas State Transportation Commission (First Tier) Rev. Ser. 10B	5.028	04/01/2026	2,171,040
11,715,000	Texas State Transportation Commission (First Tier) Rev. Ser. 10B	5.178	04/01/2030	13,290,199
2,000,000	Washington State Ser. 10	5.090	08/01/2033	2,284,580
1,400,000	Washoe County Nevada Highway Rev. Ser. 10	7.063	02/01/2030	1,477,322
5,000,000	Washoe County Nevada Highway Rev. Ser. 10	7.213	02/01/2039	5,260,600

				34,101,866

	General Fund—13.1%
5,400,000	California State Ref. Ser. 18	4.600	04/01/2038	5,692,788
17,590,000	California State Ser. 09	7.500	04/01/2034	24,767,951
22,850,000	California State Ser. 10	7.950	03/01/2036	24,502,741
10,955,000	California State Ser. 10	7.600	11/01/2040	16,595,620
10,860,000	California State Various Purpose Ser. 09	7.550	04/01/2039	16,145,236
9,300,000	Illinois State Ser. 10	6.900	03/01/2035	10,017,960
5,000,000	Illinois State Ser. 10-1	5.363	02/01/2019	5,036,550
14,795,000	Illinois State Ser. 10-1	5.563	02/01/2021	15,251,426
2,500,000	Illinois State Ser. 10-2	5.650	03/01/2020	2,562,425
2,000,000	Kauai County Hawaii Ser. 10	5.763	08/01/2033	2,386,120

				122,958,817

	Government Fund/Grant Revenue—0.9%
8,700,000	Chicago Board of Education Ser. 09E	6.138	12/01/2039	8,473,626

	Health, Hospital, Nursing Home Revenue—1.4%
2,000,000	California Statewide Communities Development Auth. (Marin General Hospital Project) Rev. Ser. 18B	4.821	08/01/2045	2,055,400
1,000,000	Cuyahoga County Ohio Hospital Rev. Ser. 10	8.223	02/15/2040	1,235,940
2,000,000	King County Washington Public Hospital District No. 1 Hospital Facilities Rev. Ser. 10	7.900	06/15/2030	2,138,400
2,500,000	Lee Memorial Health System Florida Hospital Rev. Ser. 10A	7.281	04/01/2027	2,953,275
1,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Faculties Board (Vanderbilt University Medical Center) Ser. 16B	4.053	07/01/2026	1,030,560
1,000,000	Oak Valley California Hospital District (Health Facilities) Rev. Ser. 10B	9.000	11/01/2039	1,010,610
1,000,000	Ohio State Hospital Facilities (Cleveland Clinic Health System) Rev. Ref. Ser. 17B	3.700	01/01/2043	978,660
1,500,000	Tangipahoa Parish Louisiana Hospital Service District No. 1 (North Oaks Health System) Ser. 09A AGC	7.200	02/01/2042	1,557,075
500,000	University California Regents Medical Center Pooled Rev. Ser. 09F	6.458	05/15/2029	591,915

				13,551,835

	Highway Tolls Revenue—4.1%
3,025,000	Bay Area California Auth. Toll Bridge (San Francisco Bay Area) Rev. Ser. 10S3	6.907	10/01/2050	4,458,366
3,605,000	Bay Area California Auth. Toll Bridge (Sub.-Lien) Rev. Ser. 10S1	7.043	04/01/2050	5,327,072
200,000	Illinois State Toll Highway Auth. Toll Highway Rev. Ser. 09A	5.293	01/01/2024	201,730
1,200,000	Maryland State Transportation Auth. (Transportation Facilities Projects) Rev. Ser. 10B	5.604	07/01/2030	1,384,260
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.259	11/01/2029	259,508
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.009	11/01/2039	305,928
4,215,000	New Jersey State Turnpike Auth. Rev. Ser. 09F	7.414	01/01/2040	6,118,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco Taxable Municipal Bond ETF (BAB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Highway Tolls Revenue (continued)
$2,280,000	New York Triborough Bridge & Tunnel Auth. Rev. Ser. 10	5.450%	11/15/2032	$2,678,270
5,000,000	North Texas Tollway Auth. (Sub.-Lien) Rev. Ser. 10B-2	8.410	02/01/2030	6,492,950
1,443,000	Pennsylvania State Turnpike Commission Rev. Ser. 09	6.105	12/01/2039	1,844,919
5,000,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.420	11/15/2036	5,940,800
2,715,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.500	11/15/2039	3,264,299

				38,276,975

	Hotel Occupancy Tax—0.4%
2,780,000	Dallas Texas Convention Center Hotel Development Corp. Ser. 09	7.088	01/01/2042	3,665,319

	Income Tax Revenue—2.8%
4,500,000	District of Columbia Income Tax Secured Rev. Ser. 10	4.909	12/01/2023	4,861,125
3,785,000	New York City Transitional Finance Auth. (Building Aid) Rev. Sub.-Ser. 10S-1B	6.828	07/15/2040	5,035,867
6,475,000	New York City Transitional Finance Auth. (Future Tax Secured) Rev. Ser. 10	5.932	11/01/2036	6,875,932
200,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 09F	5.292	03/15/2025	221,430
2,760,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.500	03/15/2030	3,139,500
1,800,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.389	03/15/2040	2,150,190
1,400,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10C	4.904	02/15/2023	1,507,744
2,000,000	New York State Urban Development Corp. State Personal Income Tax Rev. Ser. 10C	5.838	03/15/2040	2,413,360

				26,205,148

	Lease Revenue—3.6%
300,000	Beverly Hills California Public Financing Auth. Lease (Various Projects) Rev. Ser. 10C	6.674	06/01/2030	316,218
1,000,000	Beverly Hills California Public Financing Auth. Lease (Various Projects) Rev. Ser. 10C	6.774	06/01/2040	1,056,920
2,000,000	Brighton Colorado COP Ser. 10B AGM	6.550	12/01/2030	2,127,240
800,000	California State Public Works Board Lease (California State University Projects) Rev. Ser. 10B-2	7.804	03/01/2035	1,101,264
1,000,000	Columbus Indiana Multi-High School Building Corp. Ser. 10	6.446	01/15/2030	1,047,710
1,000,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.390	12/01/2030	1,212,920
1,070,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.540	12/01/2036	1,391,289
500,000	Los Angeles California Municipal Improvement Corp. Lease (Recovery Zone Economic Development) Rev. Ser. 09D	7.757	09/01/2039	523,120
2,000,000	Miami-Dade County Florida School Board COP Ser. 10	6.935	06/15/2032	2,108,480
1,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10B	7.225	07/01/2030	1,036,250
2,000,000	New York City Educational Construction Fund Rev. Ser. 10	6.000	04/01/2035	2,291,100
1,000,000	Passaic County New Jersey Ser. 10	6.540	08/01/2031	1,061,030
500,000	Peoria Illinois Public Building Commission (School District Facilities) Rev. Ser. 09C AGC	6.580	12/01/2029	520,980
4,000,000	Port of Morrow Oregon Transmission Facilities (Bonneville Corporation Project No. 4) Rev. Ser. 16	2.987	09/01/2036	3,543,560
3,000,000	Regional Transportation District Colorado COP Ser. 10	7.672	06/01/2040	4,192,680
500,000	Salt Lake County Utah Municipal Building Auth. (Lease) Rev. Ser. 09B	5.820	12/01/2029	587,755
2,000,000	San Diego California Public Facilities Financing Auth. Lease Rev. Ref. Ser. 18A	4.232	10/15/2038	2,023,360
3,000,000	San Francisco California City & County COP Ser. 09D	6.487	11/01/2041	3,890,970
1,000,000	St. Charles Missouri COP Ser. 10B	5.650	02/01/2030	1,037,900
2,250,000	Williamsburg County South Carolina Public Facilities Corp. (Installment Purchase) Rev. Ser. 10	6.526	12/01/2030	2,399,017

				33,469,763

	Local or GTD Housing—0.1%
1,000,000	Phoenix Arizona Industrial Development Auth. Student Housing (Downtown Phoenix Student Housing LLC-Arizona State University Project) Rev. Ref. Ser. 18A	5.000	07/01/2042	1,097,550

	Miscellaneous Revenue—5.4%
500,000	Battery Park City Auth. Rev. Ser. 09A	6.375	11/01/2039	518,900
500,000	Camden County New Jersey Improvement Auth. Rev. Ser. 09A	6.180	01/15/2027	567,460
2,000,000	Commonwealth Financing Auth. Pennsylvania Rev. Ser. 10	5.587	06/01/2030	2,270,940
7,775,000	Florida State Board of Administration Financing Corporation Rev. Ser. 16A	2.638	07/01/2021	7,689,164
1,000,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10	5.854	01/15/2030	1,152,890
3,500,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10B-2	5.966	01/15/2030	4,058,880
500,000	Kansas State Development Finance Auth. (Kansas State Projects) Rev. Ser. 10E-2	6.120	11/01/2029	529,665
2,000,000	Kansas State Development Finance Auth. Rev. Ser. 10	5.945	03/01/2030	2,077,180
7,000,000	Miami-Dade County Florida Special Obligation Ser. 10B	6.743	04/01/2040	7,373,730
1,000,000	Mississippi State Ser. 10	5.245	11/01/2034	1,163,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco Taxable Municipal Bond ETF (BAB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue (continued)
$3,000,000	New Jersey Economic Development Auth. Rev. Ser. 10CC-1	6.425%	12/15/2035	$3,096,480
1,000,000	Port St. Lucie Florida Stormwater Utility Rev. Ser. 10A AGC	7.376	05/01/2039	1,074,260
2,000,000	St. Cloud Florida Capital Improvement Rev. Ser. 10B AGM	5.849	09/01/2030	2,083,520
9,680,000	Texas State Ser. 09	5.517	04/01/2039	12,087,513
2,000,000	Tulare County California Pension Obligation Bonds Ser. 18	4.445	06/01/2037	2,018,240
3,000,000	Wisconsin State General Fund Annual Appropriation Rev. Ref. Ser. 17A	3.954	05/01/2036	3,038,160

				50,800,822

	Miscellaneous Taxes—0.2%
2,000,000	Oregon State (Taxable-Pension) Ser. 03	5.892	06/01/2027	2,324,900

	Multiple Utility Revenue—0.1%
810,000	Colorado Springs Colorado Utilities (Direct Pay) Rev. Ser. 10B2	5.738	11/15/2050	851,213

	Nuclear Revenue—0.3%
2,500,000	South Carolina State Public Service Auth. Obligation Rev. Ser. 16D	2.388	12/01/2023	2,343,825

	Port, Airport & Marina Revenue—3.9%
3,190,000	Chicago Illinois O’Hare International Airport Ser. 10	6.845	01/01/2038	3,330,583
5,750,000	Chicago Illinois O’Hare International Airport Ser. 10	6.395	01/01/2040	7,572,807
1,250,000	Hawaii State Airports System Customer Facilities Charge Rev. Ser. 17A	3.894	07/01/2037	1,244,575
250,000	Long Beach California Senior Airport Rev. Ser. 09C	7.765	06/01/2039	260,305
2,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.023	07/01/2024	1,917,400
2,750,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.123	01/01/2025	2,628,533
2,500,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.223	07/01/2025	2,397,350
2,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.273	01/01/2026	1,912,380
1,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.323	07/01/2026	956,940
2,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.423	07/01/2027	1,910,740
3,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.473	07/01/2028	2,858,220
2,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.573	07/01/2029	1,904,860
1,000,000	New York State Transportation Development Corp. Special Facilities (LaGuardia Airport Terminal Redevelopment Project) Rev. Ser. 16B	3.673	07/01/2030	952,260
500,000	Port of Seattle Washington Rev. (Intermediate Lien) Ref. Ser. 17B	3.755	05/01/2036	488,980
5,000,000	South Jersey Port Corp. New Jersey (Marine Terminal) Rev. Ser. 09-P-3	7.365	01/01/2040	6,145,200

				36,481,133

	Sales Tax Revenue—2.2%
1,855,000	Central Puget Sound Washington Regional Transportation Auth. Sales & Use Ser. 09	5.491	11/01/2039	2,295,118
1,000,000	Denver Colorado City & County Dedicated Tax & Improvement Rev. Ref. Ser. 16B	3.818	08/01/2032	999,870
2,000,000	Massachusetts State Bay Transportation Auth. Sales Tax Rev. Ser. 10	5.869	07/01/2040	2,470,480
450,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ser. 09B	5.715	08/15/2039	549,306
2,500,000	Miami-Dade County Florida Transit Sales Surtax Rev. Ser. 10B	5.534	07/01/2032	2,770,175
1,000,000	Missouri State Highways & Transportation Commission (State Road) Rev. Ser. 10	5.020	05/01/2025	1,089,570
1,955,000	New York City Transitional Finance Auth. Rev. Ser. 10	4.867	08/01/2024	2,115,564
1,000,000	Salt Lake County Utah Transportation Tax (Salt Lake County) Rev. Ser. 10	3.358	08/15/2019	1,005,110
1,025,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. Ser. 10	5.876	04/01/2032	1,200,982
1,815,000	Utah Transit Auth. Sales Tax Rev. Ser. 09B	5.937	06/15/2039	2,280,511
3,000,000	Washoe County Nevada Sales Tax Rev. Ser. 10	7.451	02/01/2040	3,947,190

				20,723,876

	Sewer Revenue—1.1%
3,000,000	East Bay California Municipal Utility District Wastewater System Rev. Ser. 10	5.026	06/01/2032	3,397,650
1,030,000	Jurupa California Community Services District COP Ser. 10B	6.347	09/01/2025	1,178,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco Taxable Municipal Bond ETF (BAB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Sewer Revenue (continued)
$1,070,000	Jurupa California Community Services District COP Ser. 10B	6.497%	09/01/2026	$1,246,283
1,125,000	Jurupa California Community Services District COP Ser. 10B	6.597	09/01/2027	1,327,455
1,170,000	Jurupa California Community Services District COP Ser. 10B	6.697	09/01/2028	1,407,955
500,000	Knoxville Tennessee Waste Water System Rev. Ser. 10	6.300	04/01/2045	527,205
200,000	Memphis Tennessee Sanitary Sewage System Rev. Ser. 09B AGC	6.300	10/01/2029	207,630
1,100,000	Riverside California Sewer Rev. Ser. 09	7.000	08/01/2029	1,139,952
200,000	Sarasota Florida Water & Sewer System Rev. Ser. 10B	5.425	10/01/2030	210,316

				10,643,332

	Tax Increment Revenue—0.4%
2,000,000	San Jose California Redevelopment Agency Successor Tax Allocation (Senior) Ref. Ser. 17A-T	3.076	08/01/2025	1,971,700
1,000,000	Temecula California Redevelopment Agency Tax Allocation (Temecula Redevelopment No. 1) Rev. Ser. 10B(a)	7.930	08/01/2020	1,092,410
1,000,000	Temecula California Redevelopment Agency Tax Allocation (Temecula Redevelopment No. 1) Rev. Ser. 10B(a)	8.180	08/01/2020	1,097,010

				4,161,120

	Transit Revenue—4.5%
2,500,000	Metropolitan Transportation Auth. New York Dedicated Tax Fund (Metro Transit Auth.) Ser. 10A-2	6.089	11/15/2040	3,182,925
335,000	Metropolitan Transportation Auth. New York Rev. Ser. 09	5.871	11/15/2039	408,650
1,800,000	Metropolitan Transportation Auth. New York Rev. Ser. 10	6.648	11/15/2039	2,348,244
7,250,000	Metropolitan Transportation Auth. New York Rev. Ser. 10A	6.668	11/15/2039	9,637,860
3,745,000	Metropolitan Transportation Auth. New York Rev. Ser. 10C-1	6.687	11/15/2040	4,994,070
6,525,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	6.814	11/15/2040	8,732,212
7,455,000	New Jersey State Transportation Trust Fund Auth. Ser. 10B	6.561	12/15/2040	9,219,598
1,990,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	5.754	12/15/2028	2,221,218
1,125,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	6.104	12/15/2028	1,178,527

				41,923,304

	Water Revenue—9.8%
1,500,000	Beaumont Texas Waterworks & Sewer System Ser. 10B	6.007	09/01/2030	1,578,360
200,000	Davie Florida Water & Sewer Rev. Ser. 10B AGM	6.599	10/01/2030	214,172
3,000,000	East Bay California Municipal Utility District Water System Rev. Ser. 10	5.874	06/01/2040	3,822,630
2,000,000	Fresno California Water System Rev. Ser. 10A-2	6.500	06/01/2030	2,385,320
1,250,000	JEA Florida Water & Sewer System Rev. Ser. 10A	6.210	10/01/2033	1,508,887
2,000,000	Jurupa California Community Services District COP (Water Bonds) Ser. 10B	7.192	09/01/2040	2,734,020
1,715,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.603	07/01/2050	2,474,831
500,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	5.381	07/01/2024	554,395
2,270,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	6.008	07/01/2039	2,766,018
1,125,000	Massachusetts State Water Pollution Abatement Trust Ser. 10	5.192	08/01/2040	1,240,481
1,000,000	Metropolitan Water District of Southern California Ser. 10	6.947	07/01/2040	1,068,640
7,425,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 10EE	6.491	06/15/2042	7,851,789
2,925,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.790	06/15/2041	3,054,753
4,460,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.724	06/15/2042	5,666,341
6,100,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	6.124	06/15/2042	6,399,266
10,230,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.440	06/15/2043	12,558,962
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10DD	6.452	06/15/2041	1,057,310
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking Water) Ser. 10	5.707	06/15/2030	1,188,060
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.570	12/15/2029	634,465
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.820	12/15/2039	718,495
500,000	Riverside California Water Rev. Ser. 09B	6.349	10/01/2039	651,445
2,245,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10	6.000	11/01/2040	2,806,677
3,000,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	5.700	11/01/2027	3,480,690
2,480,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	6.000	11/01/2040	3,109,275
4,600,000	San Francisco City & County Public Utilities Commission Ser. 10	6.950	11/01/2050	6,622,022
3,000,000	Santa Clara Valley California Water District Ref. Ser. 16B	4.354	06/01/2046	3,151,170
2,000,000	Seminole County Florida Water & Sewer Rev. Ser. 10B	6.443	10/01/2040	2,135,860
2,000,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.243	08/01/2030	2,358,060
1,645,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.393	08/01/2040	2,056,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco Taxable Municipal Bond ETF (BAB) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$1,500,000	Sunrise Florida Utility System Rev. Ser. 10B	5.813%	10/01/2030	$1,582,785
1,000,000	Tacoma Washington Water System Rev. Ser. 10B	5.371	12/01/2030	1,139,330
1,275,000	Tucson Arizona Water Rev. Ser. 10	5.789	07/01/2026	1,439,819
1,250,000	Upper Eagle Regional Water Auth. Colorado Rev. Ser. 10	6.518	12/01/2039	1,318,087
500,000	Western Nassau County Water Auth. Water System Rev. Ser. 10	6.701	04/01/2040	619,420

				91,948,546

	Total Municipal Bonds (Cost $874,121,049)			916,147,555

	Corporate Bonds—0.8%
	Commercial Services—0.2%
2,000,000	Trustees of Dartmouth College	3.474	06/01/2046	1,897,551

	Healthcare-Services—0.6%
3,000,000	Baylor Scott & White Holdings	3.967	11/15/2046	2,935,287
2,000,000	Mayo Clinic, Series 2016	4.128	11/15/2052	2,033,994
1,325,000	Montefiore Medical Center	2.895	04/20/2032	1,255,855

				6,225,136

	Total Corporate Bonds (Cost $8,324,900)			8,122,687

Number of Shares
	Money Market Fund—0.2%
1,761,575	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(b) (Cost $1,761,575)			1,761,575

	Total Investments in Securities (Cost $884,207,524)(c)—98.6%			926,031,817
	Other assets less liabilities—1.4%			12,839,181

	Net Assets—100.0%			$938,870,998

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

BAM—Build America Mutual

COP—Certificate of Participation

GTD—Grant To Date

PSF—GTD—Permanent School Fund Guaranteed

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(c)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Schedule of Investments

Invesco Treasury Collateral ETF (CLTL)

August 31, 2018

Principal Amount		Value
	Short-Term Investments—99.8%
	U.S. Treasury Securities—99.8%
	U.S. Treasury Bills—56.9%(a)
$34,000	1.872%, 10/04/2018	$33,945
8,000,000	1.881%, 10/04/2018	7,987,135
16,000	1.882%, 10/04/2018	15,974
7,000,000	1.913%, 10/04/2018	6,988,743
3,500,000	1.384%, 10/11/2018	3,492,949
8,000	1.466%, 10/11/2018	7,984
72,000	1.792%, 10/11/2018	71,855
8,000	1.802%, 10/11/2018	7,984
24,000	1.893%, 10/11/2018	23,952
7,800,000	1.899%, 10/11/2018	7,784,287
42,000	1.908%, 10/11/2018	41,915
16,000	1.910%, 10/11/2018	15,968
7,000,000	1.926%, 10/11/2018	6,985,899
16,000	1.905%, 10/18/2018	15,961
8,600,000	1.916%, 10/18/2018	8,579,214
35,000	1.930%, 10/18/2018	34,915
7,000,000	1.938%, 10/18/2018	6,983,081
16,000	1.908%, 10/25/2018	15,955
8,500,000	1.930%, 10/25/2018	8,476,052
35,000	1.935%, 10/25/2018	34,901
7,000,000	1.950%, 10/25/2018	6,980,278
7,000,000	1.953%, 11/01/2018	6,977,360
16,000	1.957%, 11/01/2018	15,948
8,600,000	1.962%, 11/01/2018	8,572,185
35,000	1.983%, 11/01/2018	34,887
3,600,000	1.556%, 11/08/2018	3,586,781
72,000	1.812%, 11/08/2018	71,736
8,000	1.842%, 11/08/2018	7,971
16,000	1.866%, 11/08/2018	15,941
8,000,000	1.915%, 11/08/2018	7,970,624
6,713,000	1.964%, 11/08/2018	6,688,350
24,000	1.968%, 11/08/2018	23,912
24,000	1.998%, 11/08/2018	23,912
5,000,000	1.933%, 11/15/2018	4,979,663
7,000,000	1.971%, 11/15/2018	6,971,528
16,000	1.983%, 11/15/2018	15,935
16,000	2.004%, 11/15/2018	15,935
5,000,000	1.952%, 11/23/2018	4,977,194
7,000,000	1.975%, 11/23/2018	6,968,072
16,000	1.993%, 11/23/2018	15,927
16,000	2.026%, 11/23/2018	15,927
5,100,000	1.973%, 11/29/2018	5,074,872
7,000,000	2.016%, 11/29/2018	6,965,510
16,000	2.019%, 11/29/2018	15,921
16,000	2.039%, 11/29/2018	15,921
500,000	1.670%, 12/06/2018	497,318
3,000,000	1.680%, 12/06/2018	2,983,910
16,000	1.804%, 12/06/2018	15,914
72,000	1.847%, 12/06/2018	71,614
8,000	1.849%, 12/06/2018	7,957
7,000,000	1.982%, 12/06/2018	6,962,456
8,000	2.017%, 12/06/2018	7,957
24,000	2.051%, 12/06/2018	23,871
7,000,000	1.988%, 12/13/2018	6,959,701
16,000	2.049%, 12/13/2018	15,908
7,000,000	1.984%, 12/20/2018	6,956,725
16,000	2.059%, 12/20/2018	15,901

Principal Amount		Value
	Short-Term Investments (continued)
	U.S. Treasury Securities (continued)
	U.S. Treasury Bills (continued)
$7,000,000	2.023%, 12/27/2018	$6,953,228
16,000	2.077%, 12/27/2018	15,893
3,300,000	1.733%, 01/03/2019	3,276,486
72,000	1.883%, 01/03/2019	71,487
8,000	1.893%, 01/03/2019	7,943
16,000	1.932%, 01/03/2019	15,886
8,000	2.024%, 01/03/2019	7,943
7,000,000	2.077%, 01/03/2019	6,950,121
23,000	2.093%, 01/03/2019	22,836
7,000,000	2.089%, 01/10/2019	6,946,769
16,000	2.119%, 01/10/2019	15,878
7,500,000	2.094%, 01/17/2019	7,439,320
17,000	2.142%, 01/17/2019	16,862
7,500,000	2.116%, 01/24/2019	7,435,730
17,000	2.153%, 01/24/2019	16,854
3,400,000	1.833%, 01/31/2019	3,369,287
8,000	1.912%, 01/31/2019	7,928
72,000	1.934%, 01/31/2019	71,350
16,000	2.016%, 01/31/2019	15,856
8,000	2.042%, 01/31/2019	7,928
7,400,000	2.128%, 01/31/2019	7,333,155
25,000	2.163%, 01/31/2019	24,774
7,300,000	2.125%, 02/07/2019	7,231,034
7,300,000	2.139%, 02/14/2019	7,227,278
7,300,000	2.145%, 02/21/2019	7,224,155
63,000	1.954%, 02/28/2019	62,314
3,000,000	2.002%, 02/28/2019	2,967,329
14,000	2.084%, 02/28/2019	13,848
7,000	2.111%, 02/28/2019	6,924
7,400,000	2.162%, 02/28/2019	7,319,411
7,000	2.203%, 02/28/2019	6,924
81,000	1.999%, 03/28/2019	79,991
4,000,000	2.018%, 03/28/2019	3,950,174
18,000	2.126%, 03/28/2019	17,776
9,000	2.157%, 03/28/2019	8,888
9,000	2.160%, 03/28/2019	8,888
4,500,000	2.162%, 04/25/2019	4,434,250
10,000	2.185%, 04/25/2019	9,854
10,000	2.240%, 04/25/2019	9,854
4,000,000	2.149%, 05/23/2019	3,933,518
9,000	2.208%, 05/23/2019	8,850
9,000	2.269%, 05/23/2019	8,850
4,500,000	2.225%, 06/20/2019	4,416,506
10,000	2.300%, 06/20/2019	9,815
10,000	2.323%, 07/18/2019	9,794
4,400,000	2.338%, 07/18/2019	4,309,435
4,000,000	2.345%, 08/15/2019	3,908,949

	(Cost $266,337,261)	266,328,314

	U.S. Treasury Notes—42.4%
4,650,000	0.875%, 10/15/2018	4,644,118
4,649,000	0.750%, 10/31/2018	4,639,774
6,210,000	1.250%, 10/31/2018	6,202,437
2,075,000	1.750%, 10/31/2018	2,074,064
4,540,000	1.250%, 11/15/2018	4,532,765
5,054,000	3.750%, 11/15/2018	5,070,412
4,854,000	1.000%, 11/30/2018	4,841,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco Treasury Collateral ETF (CLTL) (continued)

August 31, 2018

Principal Amount		Value
	Short-Term Investments (continued)
	U.S. Treasury Securities (continued)
	U.S. Treasury Notes (continued)
$5,582,000	1.250%, 11/30/2018	$5,570,555
2,584,000	1.375%, 11/30/2018	2,579,461
4,126,000	1.250%, 12/15/2018	4,115,759
4,640,000	1.250%, 12/31/2018	4,626,335
3,098,000	1.375%, 12/31/2018	3,090,104
5,982,000	1.500%, 12/31/2018	5,969,126
4,126,000	1.125%, 01/15/2019	4,110,366
4,393,200	1.125%, 01/31/2019	4,373,293
4,582,000	1.250%, 01/31/2019	4,563,744
5,218,200	1.500%, 01/31/2019	5,202,505
3,091,000	0.750%, 02/15/2019	3,070,595
4,093,000	2.750%, 02/15/2019	4,101,794
4,394,000	1.125%, 02/28/2019	4,370,314
3,091,000	1.375%, 02/28/2019	3,077,658
5,520,000	1.500%, 02/28/2019	5,499,623
4,117,000	1.000%, 03/15/2019	4,090,063
4,117,000	1.250%, 03/31/2019	4,092,636
2,065,000	1.500%, 03/31/2019	2,055,885
5,669,000	1.625%, 03/31/2019	5,647,630
4,018,000	0.875%, 04/15/2019	3,983,235
6,028,000	1.250%, 04/30/2019	5,985,380
5,224,000	1.625%, 04/30/2019	5,199,614
3,014,000	0.875%, 05/15/2019	2,983,212
5,221,000	3.125%, 05/15/2019	5,247,819
1,004,000	1.125%, 05/31/2019	994,842
4,018,000	1.250%, 05/31/2019	3,985,040
5,022,000	1.500%, 05/31/2019	4,989,828
4,009,000	0.875%, 06/15/2019	3,962,019
2,005,000	1.000%, 06/30/2019	1,982,444
4,510,000	1.250%, 06/30/2019	4,467,895
5,813,000	1.625%, 06/30/2019	5,775,420
4,009,000	0.750%, 07/15/2019	3,951,840
2,506,000	0.875%, 07/31/2019	2,471,200
4,410,000	1.375%, 07/31/2019	4,368,226
5,713,000	1.625%, 07/31/2019	5,671,045
3,900,000	0.750%, 08/15/2019	3,838,023
4,500,000	3.625%, 08/15/2019	4,548,023
2,400,000	1.000%, 08/31/2019	2,365,240
4,000,000	1.250%, 08/31/2019	3,952,068
5,700,000	1.625%, 08/31/2019	5,652,181

	(Cost $198,646,183)	198,586,803

	U.S. Treasury Bonds—0.5%
614,000	9.000%, 11/15/2018	622,236
1,026,000	8.875%, 02/15/2019	1,055,698
930,000	8.125%, 08/15/2019	978,725

	(Cost $2,661,152)	2,656,659

	Total Investments in Securities (Cost $467,644,596)—99.8%	467,571,776
	Other assets less liabilities—0.2%	750,862

	Net Assets—100.0%	$468,322,638

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Schedule of Investments

Invesco Variable Rate Preferred ETF (VRP)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—72.6%
	Auto Manufacturers—0.6%
$13,350,000	General Motors Financial Co., Inc., Series A(a)	5.750%	12/29/2049	$13,059,637

	Banks—46.1%
24,375,000	Bank of America Corp., Series AA(a)	6.100	12/29/2049	25,715,625
12,850,000	Bank of America Corp., Series DD	6.300	12/29/2049	13,813,750
30,600,000	Bank of America Corp., Series FF	5.875	09/15/2166	30,600,000
12,850,000	Bank of America Corp., Series U(a)	5.200	12/01/2165	12,721,500
19,500,000	Bank of America Corp., Series V	5.125	12/29/2049	19,792,500
25,500,000	Bank of America Corp., Series X	6.250	09/29/2049	26,934,375
18,050,000	Bank of America Corp., Series Z(a)	6.500	12/31/2049	19,471,437
6,800,000	Bank of New York Mellon Corp. (The), Series D	4.500	12/20/2165	6,562,000
13,650,000	Bank of New York Mellon Corp. (The), Series E	4.950	12/20/2165	14,008,312
13,250,000	Bank of New York Mellon Corp. (The), Series F	4.625	12/29/2049	12,885,625
4,475,000	CIT Group, Inc., Series A	5.800	12/15/2165	4,475,000
19,500,000	Citigroup, Inc.	5.950	07/30/2166	20,085,000
16,200,000	Citigroup, Inc., Series D(a)	5.350	04/29/2049	16,078,500
22,700,000	Citigroup, Inc., Series M	6.300	11/15/2165	23,409,375
19,950,000	Citigroup, Inc., Series N	5.800	11/29/2049	20,498,625
19,600,000	Citigroup, Inc., Series O	5.875	12/29/2049	20,188,000
26,200,000	Citigroup, Inc., Series P	5.950	12/29/2049	26,986,000
16,100,000	Citigroup, Inc., Series Q	5.950	12/29/2049	16,583,000
19,400,000	Citigroup, Inc., Series R	6.125	12/29/2049	20,370,000
19,150,000	Citigroup, Inc., Series T(a)	6.250	12/29/2049	20,155,375
4,125,000	Citizens Financial Group, Inc., Series B	6.000	01/06/2167	4,202,344
8,100,000	Fifth Third Bancorp	5.100	12/31/2165	7,998,750
7,267,000	Goldman Sachs Capital II	4.000	12/03/2165	6,160,396
12,540,000	Goldman Sachs Group, Inc. (The), Series L	5.700	12/29/2049	12,759,450
19,450,000	Goldman Sachs Group, Inc. (The), Series M	5.375	11/10/2166	19,984,875
6,300,000	Goldman Sachs Group, Inc. (The), Series O(a)	5.300	12/29/2049	6,331,500
14,550,000	Goldman Sachs Group, Inc. (The), Series P	5.000	05/10/2166	13,822,500
6,750,000	Huntington Bancshares, Inc., Series E	5.700	07/15/2166	6,716,250
78,100,000	JPMorgan Chase & Co., Series 1 (3 mo. USD LIBOR + 3.47%)(b)	5.809	04/29/2049	78,591,132
16,300,000	JPMorgan Chase & Co., Series CC	4.625	05/01/2166	15,485,000
19,475,000	JPMorgan Chase & Co., Series Q	5.150	12/29/2049	19,523,687
19,350,000	JPMorgan Chase & Co., Series R(a)	6.000	12/29/2049	20,269,125
25,700,000	JPMorgan Chase & Co., Series S	6.750	01/29/2049	28,334,250
4,240,000	JPMorgan Chase & Co., Series U (3 mo. USD LIBOR + 0.95%)(b)	3.299	02/02/2037	3,781,158
12,900,000	JPMorgan Chase & Co., Series U	6.125	12/29/2049	13,496,625
32,450,000	JPMorgan Chase & Co., Series V	5.000	12/31/2049	32,922,147
7,901,000	JPMorgan Chase & Co., Series W (3 mo. USD LIBOR + 1.00%)(b)	3.314	05/15/2047	6,882,502
20,550,000	JPMorgan Chase & Co., Series X	6.100	10/29/2049	21,423,375
25,800,000	JPMorgan Chase & Co., Series Z	5.300	12/29/2049	26,541,750
7,200,000	KeyCorp, Series D	5.000	12/15/2165	7,128,000
4,700,000	M&T Bank Corp., Series E	6.450	08/15/2166	5,084,813
6,650,000	M&T Bank Corp., Series F	5.125	05/01/2166	6,683,250
6,700,000	Mellon Capital IV, Series 1	4.000	06/29/2049	5,971,375
15,900,000	Morgan Stanley, Series H	5.450	07/29/2049	16,178,250
18,450,000	Morgan Stanley, Series J	5.550	07/15/2166	19,072,688
6,775,000	Northern Trust Corp., Series D	4.600	04/01/2166	6,690,313
13,475,000	PNC Financial Services Group, Inc. (The), Series O	6.750	12/31/2049	14,654,063
6,825,000	PNC Financial Services Group, Inc. (The), Series R	4.850	12/31/2049	6,859,125
6,850,000	PNC Financial Services Group, Inc. (The), Series S(a)	5.000	05/01/2166	6,884,250
10,821,000	State Street Corp. (3 mo. USD LIBOR + 1.00%)(b)	3.341	06/01/2077	9,885,979
10,170,000	State Street Corp., Series F	5.250	12/29/2049	10,525,950
10,275,000	SunTrust Banks, Inc., Series G	5.050	12/30/2165	10,185,094
6,750,000	SunTrust Banks, Inc., Series H	5.125	06/15/2166	6,412,500
9,750,000	U.S. Bancorp, Series I	5.125	01/15/2166	10,091,250
13,300,000	U.S. Bancorp, Series J	5.300	12/29/2049	13,399,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco Variable Rate Preferred ETF (VRP) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$9,060,000	USB Capital IX	3.500%	10/29/2049	$8,346,525
32,453,000	Wachovia Capital Trust III	5.570	03/29/2049	32,331,301
43,800,000	Wells Fargo & Co., Series K (3 mo. USD LIBOR + 3.77%)(b)	6.111	03/29/2049	44,457,000
25,950,000	Wells Fargo & Co., Series S	5.900	12/29/2049	26,404,125
26,000,000	Wells Fargo & Co., Series U	5.875	12/29/2049	27,462,500

				1,011,268,916

	Diversified Financial Services—3.2%
10,225,000	American Express Co., Series B	5.200	05/29/2049	10,429,500
11,275,000	American Express Co., Series C	4.900	12/29/2049	11,387,750
5,350,000	Charles Schwab Corp. (The)	7.000	08/01/2166	5,885,000
8,125,000	Charles Schwab Corp. (The), Series E	4.625	03/01/2166	8,206,250
6,650,000	Charles Schwab Corp. (The), Series F	5.000	06/01/2166	6,483,750
7,700,000	Discover Financial Services, Series C	5.500	04/30/2166	7,603,750
5,200,000	E*Trade Financial Corp., Series A(a)	5.875	03/15/2166	5,382,000
3,900,000	E*Trade Financial Corp., Series B(a)	5.300	09/15/2166	3,900,000
5,453,000	National Rural Utilities Cooperative Finance Corp.	4.750	04/30/2043	5,519,374
4,725,000	National Rural Utilities Cooperative Finance Corp.	5.250	04/20/2046	4,883,302

				69,680,676

	Electric—2.3%
10,000,000	CenterPoint Energy, Inc., Series A	6.125	03/01/2167	10,200,000
9,260,000	Dominion Energy, Inc.	5.750	10/01/2054	9,638,748
4,397,000	NextEra Energy Capital Holdings, Inc. (3 mo. USD LIBOR + 2.07%)(b)	4.405	10/01/2066	4,254,097
7,500,000	NextEra Energy Capital Holdings, Inc.	4.800	12/01/2077	7,087,500
4,700,000	Southern California Edison Co., Series E	6.250	08/01/2166	4,993,750
7,301,000	Southern Co. (The), Series B	5.500	03/15/2057	7,456,146
6,976,000	WEC Energy Group, Inc. (3 mo. USD LIBOR + 2.11%)(b)	4.426	05/15/2067	6,827,760

				50,458,001

	Gas—0.3%
5,500,000	NiSource, Inc.(c)	5.650	12/15/2166	5,527,500

	Hand/Machine Tools—0.2%
5,313,000	Stanley Black & Decker, Inc.	5.750	12/15/2053	5,386,054

	Insurance—7.5%
10,700,000	Aegon NV (Netherlands)	5.500	04/11/2048	10,392,375
10,684,000	Allstate Corp. (The), Series B	5.750	08/15/2053	11,271,620
10,050,000	American International Group, Inc., Series A-9	5.750	04/01/2048	9,889,200
5,400,000	Assurant, Inc.	7.000	03/27/2048	5,512,398
3,324,000	Everest Reinsurance Holdings, Inc. (3 mo. USD LIBOR + 2.39%)(a)(b)	4.699	05/01/2067	3,282,450
9,800,000	Lincoln National Corp. (3 mo. USD LIBOR + 2.36%)(b)	4.669	05/17/2066	9,322,250
6,665,000	Lincoln National Corp. (3 mo. USD LIBOR + 2.04%)(b)	4.388	04/20/2067	6,223,444
20,200,000	MetLife, Inc., Series C(a)	5.250	12/29/2049	20,705,000
6,725,000	MetLife, Inc., Series D	5.875	09/15/2166	6,968,781
5,458,000	Principal Financial Group, Inc.	4.700	05/15/2055	5,512,580
6,600,000	Progressive Corp. (The), Series B	5.375	09/15/2166	6,576,035
13,436,000	Prudential Financial, Inc.	5.875	09/15/2042	14,366,551
20,098,000	Prudential Financial, Inc.	5.625	06/15/2043	21,102,900
6,745,000	Prudential Financial, Inc.	5.200	03/15/2044	6,820,881
13,561,000	Prudential Financial, Inc.	5.375	05/15/2045	13,692,020
10,120,000	Prudential Financial, Inc.	4.500	09/15/2047	9,407,522
4,430,000	Reinsurance Group of America, Inc. (3 mo. USD LIBOR + 2.67%)(b)	5.006	12/15/2065	4,396,775

				165,442,782

	Media—0.8%
8,760,000	Viacom, Inc.	5.875	02/28/2057	8,639,550
8,650,000	Viacom, Inc.	6.250	02/28/2057	8,531,062

				17,170,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco Variable Rate Preferred ETF (VRP) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Miscellaneous Manufacturing—3.5%
$76,950,000	General Electric Co., Series D	5.000%	06/15/2165	$76,036,219

	Pipelines—8.1%
8,000,000	Andeavor Logistics LP, Series A	6.875	02/15/2166	8,080,000
5,175,000	Buckeye Partners LP	6.375	01/22/2078	4,924,807
6,850,000	DCP Midstream LP, Series A	7.375	06/15/2166	6,850,000
13,650,000	Enbridge, Inc. (Canada)	5.500	07/15/2077	12,762,750
11,300,000	Enbridge, Inc. (Canada)	6.250	03/01/2078	11,045,750
10,300,000	Enbridge, Inc., Series 16-A (Canada)	6.000	01/15/2077	10,094,000
12,900,000	Energy Transfer Partners LP, Series A	6.250	02/15/2167	12,477,364
7,100,000	Energy Transfer Partners LP, Series B	6.625	02/15/2166	6,906,940
5,550,000	EnLink Midstream Partners LP, Series C	6.000	12/15/2165	5,175,375
9,516,000	Enterprise Products Operating LLC	5.375	02/15/2078	8,918,157
9,450,000	Enterprise Products Operating LLC, Series D	4.875	08/16/2077	9,127,235
13,450,000	Enterprise Products Operating LLC, Series E	5.250	08/16/2077	12,667,768
11,100,000	Plains All American Pipeline LP, Series B	6.125	11/15/2166	10,933,500
13,510,000	TransCanada PipeLines Ltd. (Canada) (3 mo. USD LIBOR + 2.21%)(b)	4.524	05/15/2067	12,530,525
10,035,000	TransCanada Trust (Canada)	5.625	05/20/2075	9,947,194
19,950,000	TransCanada Trust (Canada)	5.300	03/15/2077	19,028,440
16,192,000	TransCanada Trust, Series 16-A (Canada)(a)	5.875	08/15/2076	16,556,320

				178,026,125

	Total Corporate Bonds (Cost $1,627,437,319)			1,592,056,522

Number of Shares
	Preferred Stocks & Other Equity Interests—26.4%(d)
	Banks—10.4%
190,667	Banco Santander SA, 4.00%, Series 6 (Spain)(a)			4,514,994
156,896	Bank of America Corp., 3.00%, Series H			3,483,091
110,308	Bank of America Corp., 4.00%, Series 4(a)			2,738,948
221,351	Bank of America Corp., 4.00%, Series 5			5,334,559
165,893	Bank of America Corp., 4.00%, Series E(a)			4,031,200
1,180,643	Citigroup Capital XIII, 8.71% (3 mo. USD LIBOR + 6.37%)(b)			32,101,683
784,251	Citigroup, Inc., 6.88%, Series K			21,723,753
497,799	Citigroup, Inc., 7.13%, Series J			14,087,712
245,875	Fifth Third Bancorp, 6.63%, Series I			6,823,031
60,945	FNB Corp., 7.25%(a)			1,737,542
272,065	KeyCorp, 6.13%, Series E			7,530,759
549,739	Merrill Lynch Capital Trust I, 6.45%, Series K			14,320,701
136,679	People’s United Financial, Inc., 5.63%, Series A			3,565,955
814,457	PNC Financial Services Group, Inc. (The), 6.13%, Series P(a)			22,536,025
272,191	Regions Financial Corp., 6.38%, Series B			7,398,151
94,172	SunTrust Banks, Inc., 4.00%			2,193,266
108,955	Synovus Financial Corp., 6.30%, Series D			2,860,069
544,226	U.S. Bancorp, 3.50%, Series B			12,696,793
598,740	U.S. Bancorp, 6.50%, Series F(a)			16,752,745
54,669	Valley National Bancorp, 5.50%, Series B			1,432,328
62,964	Valley National Bancorp, 6.25%, Series A			1,681,139
907,959	Wells Fargo & Co., 5.85%, Series Q			23,370,865
441,646	Wells Fargo & Co., 6.63%, Series R			12,149,681
68,452	Wintrust Financial Corp., 6.50%, Series D			1,857,103
75,782	Zions Bancorp, 6.30%, Series G			2,053,692

				228,975,785

	Capital Markets—5.5%
295,569	Goldman Sachs Group, Inc. (The), 3.75%, Series A(a)			6,966,561
79,454	Goldman Sachs Group, Inc. (The), 4.00%, Series C(a)			1,954,568

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco Variable Rate Preferred ETF (VRP) (continued)

August 31, 2018

Number of Shares		Value
	Preferred Stocks & Other Equity Interests (continued)
	Capital Markets (continued)
533,227	Goldman Sachs Group, Inc. (The), 4.00%, Series D(a)	$12,493,509
396,450	Goldman Sachs Group, Inc. (The), 5.50%, Series J	10,359,238
276,579	Goldman Sachs Group, Inc. (The), 6.38%, Series K	7,531,246
545,857	Morgan Stanley, 4.00%, Series A	13,024,148
487,902	Morgan Stanley, 5.85%, Series K	12,690,331
494,260	Morgan Stanley, 6.38%, Series I	13,443,872
420,027	Morgan Stanley, 6.88%, Series F(a)	11,777,557
425,702	Morgan Stanley, 7.13%, Series E(a)	12,251,704
271,944	State Street Corp., 5.35%, Series G(a)	7,111,336
407,834	State Street Corp., 5.90%, Series D	11,019,675

		120,623,745

	Commercial Services & Supplies—0.3%
218,113	NuStar Logistics LP, 9.07% (3 mo. USD LIBOR + 6.73%)(a)(b)	5,642,583

	Consumer Finance—1.8%
1,461,042	GMAC Capital Trust I, 8.10%, Series 2 (3 mo. USD LIBOR + 5.79%)(b)	39,155,926

	Diversified Financial Services—0.1%
54,688	Compass Diversified Holdings, 7.88%, Series B	1,279,152

	Electric Utilities—0.6%
150,326	SCE Trust III, 5.75%, Series H(a)	4,009,194
177,684	SCE Trust IV, 5.38%, Series J	4,546,934
163,967	SCE Trust V, 5.45%, Series K	4,233,628

		12,789,756

	Food Products—0.6%
268,906	CHS, Inc., 6.75%, Series 3	7,370,713
229,093	CHS, Inc., 7.10%, Series 2(a)	6,611,624

		13,982,337

	Insurance—2.2%
136,078	Aegon NV, 4.00%, Series 1 (Netherlands)(a)	3,406,032
272,380	Allstate Corp. (The), 5.10%	7,062,813
149,971	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	3,867,752
212,584	Enstar Group Ltd., 7.00%, Series D (Bermuda)	5,550,568
323,701	Hartford Financial Services Group, Inc. (The), 7.88%	9,199,583
326,703	MetLife, Inc., 4.00%, Series A(a)	8,245,984
218,082	Reinsurance Group of America, Inc., 5.75%	5,622,154
218,204	Reinsurance Group of America, Inc., 6.20%	5,919,875

		48,874,761

	Mortgage REITs—2.0%
176,866	AGNC Investment Corp., 7.00%, Series C	4,644,501
231,822	Annaly Capital Management, Inc., 6.50%, Series G	5,663,412
391,486	Annaly Capital Management, Inc., 6.95%, Series F	10,041,616
177,319	Chimera Investment Corp., 8.00%, Series B	4,613,840
65,672	Exantas Capital Corp., 8.63%	1,696,965
73,636	New York Mortgage Trust, Inc., 8.00%, Series D	1,787,146
106,177	PennyMac Mortgage Investment Trust, 8.00%, Series B(a)	2,657,610
62,679	PennyMac Mortgage Investment Trust, 8.13%, Series A	1,575,123
160,954	Two Harbors Investment Corp., 7.25%, Series C	4,062,479
156,448	Two Harbors Investment Corp., 7.63%, Series B	4,075,470
78,340	Two Harbors Investment Corp., 8.13%, Series A	2,148,083

		42,966,245

	Multi-Utilities—0.3%
220,745	Integrys Holding, Inc., 6.00%	5,695,221
54,129	Just Energy Group, Inc., 8.50%, Series A (Canada)	1,250,380

		6,945,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco Variable Rate Preferred ETF (VRP) (continued)

August 31, 2018

Number of Shares		Value
	Preferred Stocks & Other Equity Interests (continued)
	Oil, Gas & Consumable Fuels—2.2%
88,261	DCP Midstream LP, 7.88%, Series B	$2,273,603
326,680	Enbridge, Inc., 6.38%, Series B (Canada)	8,372,808
246,052	Energy Transfer Partners LP, 7.38%, Series C	6,296,471
187,590	Energy Transfer Partners LP, 7.63%, Series D	4,924,238
62,836	GasLog Partners LP, 8.20%, Series B (Monaco)(a)	1,638,763
79,029	GasLog Partners LP, 8.63%, Series A (Monaco)	2,103,752
114,165	NGL Energy Partners LP, 9.00%, Series B	2,835,859
212,166	NuStar Energy LP, 7.63%, Series B	4,939,224
124,157	NuStar Energy LP, 8.50%, Series A	2,979,768
94,314	NuStar Energy LP, 9.00%, Series C	2,355,021
68,853	Targa Resources Partners LP, 9.00%, Series A(a)	1,870,047
92,812	Teekay LNG Partners LP, 8.50%, Series B (Bermuda)	2,284,103
65,437	Teekay Offshore Partners LP, 8.88%, Series E	1,611,059
62,831	Tsakos Energy Navigation Ltd., 9.25%, Series E (Greece)(a)	1,567,005
82,122	Tsakos Energy Navigation Ltd., 9.50%, Series F (Greece)	2,073,581

		48,125,302

	Thrifts & Mortgage Finance—0.4%
280,226	New York Community Bancorp, Inc., 6.38%, Series A	7,815,503

	Total Preferred Stocks & Other Equity Interests (Cost $587,657,764)	577,176,696

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $2,215,095,083)—99.0%	2,169,233,218

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.1%
46,732,075	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(e)(f) (Cost $46,732,075)	46,732,075

	Total Investments in Securities (Cost $2,261,827,158)—101.1%	2,215,965,293
	Other assets less liabilities—(1.1)%	(23,850,962)

	Net Assets—100.0%	$2,192,114,331

Investment Abbreviations:

LIBOR—London Interbank Offered Rate

USD—U.S. Dollar

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2018.
(b)	Variable rate coupon. Stated interest rate was in effect at August 31, 2018.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2018 represented less than 1% of the Fund’s Net Assets.

(d)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Schedule of Investments

Invesco VRDO Tax-Free Weekly ETF (PVI)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.5%(a)
	Ad Valorem Property Tax—3.7%
$2,300,000	Washington Maryland Suburban Sanitary District Ser. 15A	1.520%	06/01/2023	$2,300,000

	College & University Revenue—7.1%
2,500,000	Michigan State University (General Remarketed 2/25/15) Rev. Ser. 00A	1.510	08/15/2030	2,500,000
1,900,000	Washington State Higher Education Facilities Auth. (Whitman College Project) Ref. Ser. 04	1.550	10/01/2029	1,900,000

				4,400,000

	Electric Power Revenue—6.4%
2,200,000	Santa Clara California Electric Rev. Sub.-Ser. 08B (LOC-Bank Tokyo-Mitsubishi UFJ)(b)	1.340	07/01/2027	2,200,000
1,780,000	Sevier County Tennessee Public Building Auth. (Local Government Improvement Program) Ser. 10V-D-1 (LOC-Bank of America N.A.)(b)	1.590	06/01/2026	1,780,000

				3,980,000

	Health, Hospital, Nursing Home Revenue—28.9%
180,000	Arizona State Health Facilities Auth. (Banner Health) Ser. 08F (LOC-JPMorgan Chase Bank N.A.)(b)	1.580	01/01/2029	180,000
2,500,000	Arizona State Health Facilities Auth. (Dignity Health) Ser. 05B (LOC-JPMorgan Chase Bank N.A.)(b)	1.550	07/01/2035	2,500,000
2,500,000	California State Statewide Community Development Auth. (Kaiser Permanente) Ser. 04M	1.510	04/01/2038	2,500,000
2,200,000	Cleveland-Cuyahoga County Ohio Port Auth. (Carnegie/89th Garage Project) Ser. 07 (LOC-JPMorgan Chase Bank N.A.)(b)	1.510	01/01/2037	2,200,000
2,500,000	Connecticut State Health & Educational Facilities Auth. (Yale New Heaven Hospital) Rev. Ser. 13O (LOC-Wells Fargo Bank N.A.)(b)	1.510	07/01/2053	2,500,000
300,000	Louisiana State Public Facilities Auth. (Christus Health) Rev. Ref. Ser. 09B2 (LOC-Bank of New York Mellon (The))(b)	1.550	07/01/2047	300,000
2,700,000	Maryland State Health & Higher Educational Facilities Auth. (University of Maryland Medical Systems) Rev. Ser. 07A (LOC-Wells Fargo Bank N.A.)(b)	1.550	07/01/2034	2,700,000
2,500,000	Massachusetts State Health & Educational Facilities Auth. (Partners Healthcare P-1—Remarketed 05/14/09) Rev. Ser. 97	1.500	07/01/2027	2,500,000
2,500,000	Missouri State Health & Educational Facilities Auth. (BJC Health System) Ser. 08C	1.530	05/15/2038	2,500,000
135,000	University of North Carolina at Chapel Hill Rev. Ref. Ser. 03B	1.520	02/01/2029	135,000

				18,015,000

	Highway Tolls Revenue—3.7%
2,325,000	Bay Area California Auth. Toll Bridge Rev. Ser. 07 (LOC-Sumitomo Mitsui Banking)(b)	1.300	04/01/2047	2,325,000

	Hotel Occupancy Tax—0.5%
300,000	Kansas City Missouri Special Obligation (H. Roe Bartle) Ref. Ser. 08F (LOC-Sumitomo Mitsui Banking)(b)	1.580	04/15/2025	300,000

	Lease Revenue—2.4%
1,500,000	Michigan State Building Auth. Variable (Facilities Program Remarketed 12/18/14) Rev. Ref. Ser. 07I (LOC-Citibank N.A.)(b)	1.550	10/15/2042	1,500,000

	Local or GTD Housing—7.3%
2,500,000	Indianapolis Indiana Multifamily Housing (Capital Place-Convington) Rev. Ser. 08 (LOC-Fannie Mae)(b)	1.540	05/15/2038	2,500,000
600,000	Nebraska State Investment Finance Auth. Single Family Housing Rev. Ser. 10B GNMA	1.530	09/01/2038	600,000
1,450,000	New York State Housing Finance Agency (222 E 44th Street Housing) Rev. Ser. 15A (LOC-Bank of China Ltd.)(b)	1.620	05/01/2050	1,450,000

				4,550,000

	Miscellaneous Revenue—5.3%
1,495,000	Clarksville Tennessee Public Building Auth. (Pooled Financing Tennessee Municipal Bond Fund) Rev. Ser. 99 (LOC-Bank of America N.A.)(b)	1.570	06/01/2029	1,495,000
200,000	New York State Housing Finance Agency Service Contract (Remarketed 10/08/08) Rev. Ref. Ser. 03L (LOC-Bank of America N.A.)(b)	1.550	09/15/2021	200,000
1,600,000	New York State Urban Development Corp. (CVS Contract) Rev. Ref. Ser. 08A-1 (LOC-Wells Fargo Bank N.A.)(b)	1.530	01/01/2030	1,600,000

				3,295,000

	Multiple Utility Revenue—3.8%
2,400,000	Colorado Springs Colorado Utilities Improvement (Sub.-Lien) Rev. Ser. 06B	1.580	11/01/2036	2,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco VRDO Tax-Free Weekly ETF (PVI) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Port, Airport & Marina Revenue—7.2%
$2,500,000	Clark County Nevada Appropriation (Sub.-Lien) Rev. Ser. 08D-3 (LOC-Bank of America N.A.)(b)	1.570%	07/01/2029	$2,500,000
2,000,000	Louisiana State Offshore Terminal Auth. Deepwater Port (Loop LLC Project) Rev. Ref. Ser. 13B (LOC-JPMorgan Chase Bank N.A.)(b)	1.550	09/01/2033	2,000,000

				4,500,000

	Sales Tax Revenue—7.4%
2,630,000	Florida State Department of Environmental Protection Preservation (Everglades Restoration) Rev. Ser. 07A AGC	1.580	07/01/2027	2,630,000
2,000,000	Nassau County Interim Finance Auth. (Sales Tax Secured) Ser. 08B	1.570	11/15/2021	2,000,000

				4,630,000

	Water Revenue—13.8%
100,000	Charlotte North Carolina Water & Sewer System Rev. Ser. 06B	1.490	07/01/2036	100,000
2,500,000	Florida Keys Aqueduct Auth. Water Rev. Ref. Ser. 08 (LOC-TD Bank N.A.)(b)	1.560	09/01/2035	2,500,000
2,500,000	JEA Florida Water & Sewer System Rev. Ser. 08B	1.550	10/01/2041	2,500,000
2,000,000	Los Angeles California Department of Water & Power Waterworks (Remarketed 07/25/16) Rev. Sub.-Ser. 01B-4	1.270	07/01/2035	2,000,000
1,500,000	West Palm Beach Florida Utility System Rev. Ser. 08C AGC	1.580	10/01/2038	1,500,000

				8,600,000

	Total Investments in Securities (Cost $60,795,000)(c)—97.5%			60,795,000
	Other assets less liabilities—2.5%			1,531,943

	Net Assets—100.0%			$62,326,943

Investment Abbreviations:

AGC—Assured Guaranty Corp.

Auth.—Authority

GNMA—Government National Mortgage Association

GTD—Grant To Date

LOC—Letter of Credit

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2018.

(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)

The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of August 31, 2018. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
JPMorgan Chase Bank N.A.	11.3%
Wells Fargo Bank N.A.	11.2
Bank of America N.A.	9.8
Assured Guaranty Corp.	6.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

(This Page Intentionally Left Blank)

103

Statements of Assets and Liabilities

August 31, 2018

	Invesco 1-30 Laddered Treasury ETF (PLW)	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
Assets:
Unaffiliated investments in securities, at value(a)	$153,164,282	$246,497,548	$709,561,476	$935,318,862	$105,613,183
Affiliated investments in securities, at value	97,162	—	15,069,299	55,638,500	37,252
Cash	—	1,652,707	—	117,158	—
Cash segregated as collateral	—	—	—	—	—
Receivables:
Dividends and interest	405,494	2,705,219	938,757	14,214,107	1,018,360
Investments sold	—	—	—	5,535,608	1,888,682
Foreign tax reclaims	—	—	—	—	96
Securities lending	—	—	13,928	55,016	—
Shares sold	—	—	—	—	—
Other assets	—	—	—	1,499	—

Total Assets	153,666,938	250,855,474	725,583,460	1,010,880,750	108,557,573

Liabilities:
Due to custodian	—	—	—	—	—
Payables:
Shares repurchased	—	—	—	7,428,223	—
Collateral upon receipt of securities in-kind	—	—	—	—	—
Investments purchased	—	—	—	1,033,452	1,917,661
Collateral upon return of securities loaned	—	—	2,101,525	53,481,918	—
Accrued unitary management fees	32,450	59,611	305,215	407,311	19,787

Total Liabilities	32,450	59,611	2,406,740	62,350,904	1,937,448

Net Assets	$153,634,488	$250,795,863	$723,176,720	$948,529,846	$106,620,125

Net Assets Consist of:
Shares of beneficial interest	$162,161,487	$250,951,268	$740,506,262	$991,451,899	$108,951,433
Undistributed net investment income	—	—	—	108,311	—
Undistributed net realized gain (loss)	(518,352)	(966,903)	(30,334,989)	(27,108,160)	(451,540)
Net unrealized appreciation (depreciation)	(8,008,647)	811,498	13,005,447	(15,922,204)	(1,879,768)

Net Assets	$153,634,488	$250,795,863	$723,176,720	$948,529,846	$106,620,125

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,850,000	9,700,000	31,450,000	51,100,000	4,300,000
Net asset value	$31.68	$25.86	$22.99	$18.56	$24.80

Market price	$31.64	$25.83	$23.01	$18.55	$24.80

Unaffiliated investments in securities, at cost	$161,172,929	$245,686,050	$696,233,836	$951,241,066	$107,492,951

Affiliated investments in securities, at cost	$97,162	$—	$15,391,492	$55,638,500	$37,252

(a) Includes securities on loan with an aggregate value of:	$—	$—	$1,982,656	$51,366,518	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)	Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Treasury Collateral ETF (CLTL)	Invesco Variable Rate Preferred ETF (VRP)	Invesco VRDO Tax-Free Weekly ETF (PVI)

$12,200,763	$1,630,187,244	$62,677,877	$5,372,026,980	$924,270,242	$467,571,776	$2,169,233,218	$60,795,000
100,817	—	—	84,114,534	1,761,575	—	46,732,075	—
—	11,653,226	176,907	—	—	—	—	1,462,876
—	—	—	6,639	—	1,023,067	7,915,894	—

108,743	18,534,845	737,160	35,156,848	13,061,695	592,653	23,907,485	82,298
203,951	—	—	1,604,140	—	81,530,160	12,869,134	—
370	—	—	—	—	—	—	—
—	—	—	453,563	—	—	76,721	—
—	—	—	58,712	—	937,289	—	—
—	—	—	—	—	—	1,500	—

12,614,644	1,660,375,315	63,591,944	5,493,421,416	939,093,512	551,654,945	2,260,736,027	62,340,174

—	—	—	27,557,970	—	4,070,929	313,148	—

—	—	—	1,460,410	—	—	12,568,227	—
—	—	—	6,639	—	1,023,068	7,915,894	—
297,135	—	—	—	—	78,206,432	150,863	—
—	—	—	84,114,534	—	—	46,732,075	—
2,286	394,792	15,308	2,270,955	222,514	31,878	941,489	13,231

299,421	394,792	15,308	115,410,508	222,514	83,332,307	68,621,696	13,231

$12,315,223	$1,659,980,523	$63,576,636	$5,378,010,908	$938,870,998	$468,322,638	$2,192,114,331	$62,326,943

$12,484,488	$1,634,527,295	$63,471,196	$5,469,550,703	$902,484,807	$468,082,746	$2,234,762,542	$62,326,565
5,337	—	—	9,737,537	—	396,869	7,752,813	38
(29,923)	(1,147,821)	(16,604)	(86,882,833)	(5,438,102)	(84,157)	(4,539,159)	340
(144,679)	26,601,049	122,044	(14,394,499)	41,824,293	(72,820)	(45,861,865)	—

$12,315,223	$1,659,980,523	$63,576,636	$5,378,010,908	$938,870,998	$468,322,638	$2,192,114,331	$62,326,943

500,000	66,100,000	2,650,000	368,250,000	31,650,000	4,440,001	87,200,000	2,500,000
$24.63	$25.11	$23.99	$14.60	$29.66	$105.48	$25.14	$24.93

$24.63	$25.12	$23.92	$14.62	$29.51	$105.54	$25.11	$24.93

$12,345,442	$1,603,586,195	$62,555,833	$5,386,421,479	$882,445,949	$467,644,596	$2,215,095,083	$60,795,000

$100,817	$—	$—	$84,114,534	$1,761,575	$—	$46,732,075	$—

$—	$—	$—	$80,756,583	$—	$—	$45,347,897	$—

105

Statements of Operations

For the period November 1, 2017 through August 31, 2018 and year ended October 31, 2017

	Invesco 1-30 Laddered Treasury ETF (PLW)		Invesco California AMT-Free Municipal Bond ETF (PWZ)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated interest income	$3,500,138	$4,298,959	$5,734,999	$5,319,861
Unaffiliated dividend income	—	—	—	—
Affiliated dividend income	2,898	1,852	—	—
Securities lending income	—	—	—	—

Total Income	3,503,036	4,300,811	5,734,999	5,319,861

Expenses:
Unitary management fees	368,208	473,283	580,531	531,954
Tax expenses	—	—	—	—

Total Expenses	368,208	473,283	580,531	531,954

Less: Waivers	(530)	(550)	—	—

Net Expenses	367,678	472,733	580,531	531,954

Net Investment Income	3,135,358	3,828,078	5,154,468	4,787,907

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(274,593)	(229,915)	199,203	516,728
Affiliated investment securities	—	—	—	—
Unaffiliated in-kind redemptions	(1,626,468)	(631,103)	—	—
Affiliated in-kind redemptions	—	—	—	—
Distributions of underlying fund shares	—	—	—	—

Net realized gain (loss)	(1,901,061)	(861,018)	199,203	516,728

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(3,808,896)	(7,860,127)	(2,516,166)	(1,373,457)
Affiliated investment securities	—	—	—	—

Net change in unrealized appreciation (depreciation)	(3,808,896)	(7,860,127)	(2,516,166)	(1,373,457)

Net realized and unrealized gain (loss)	(5,709,957)	(8,721,145)	(2,316,963)	(856,729)

Net increase (decrease) in net assets resulting from operations	$(2,574,599)	$(4,893,067)	$2,837,505	$3,931,178

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco CEF Income Composite ETF (PCEF)		Invesco Fundamental High Yield® Corporate Bond ETF (PHB)		Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)		Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$—	$—	$39,921,468	$54,993,626	$2,318,599	$1,363,919	$381,138	$491,153
40,826,831	35,481,076	—	—	—	—	—	—
512,933	538,022	44,969	39,173	3,613	1,023	2,230	2,304
276,448	—	684,691	6,044	—	—	—	—

41,616,212	36,019,098	40,651,128	55,038,843	2,322,212	1,364,942	383,368	493,457

2,958,459	3,367,222	4,398,919	5,816,367	170,693	109,132	36,368	54,022
—	—	—	2,355	—	—	—	—

2,958,459	3,367,222	4,398,919	5,818,722	170,693	109,132	36,368	54,022

(940)	(1,971)	(5,623)	(10,599)	(490)	(343)	(301)	(676)

2,957,519	3,365,251	4,393,296	5,808,123	170,203	108,789	36,067	53,346

38,658,693	32,653,847	36,257,832	49,230,720	2,152,009	1,256,153	347,301	440,111

(1,855,765)	(4,066,541)	(4,591,256)	(314,105)	(452,563)	54,123	(29,838)	25,584
(38,399)	(345,367)	—	—	—	—	—	—
10,863,727	11,188,421	4,456,121	33,878,647	(273,983)	39,556	(210,115)	26,106
37,553	71,431	—	—	—	—	—	—
483,270	329,149	—	—	—	—	—	—

9,490,386	7,177,093	(135,135)	33,564,542	(726,546)	93,679	(239,953)	51,690

(34,582,425)	57,681,448	(32,016,902)	(15,558,589)	(2,206,353)	(782,957)	(166,144)	(120,959)
(368,656)	479,009	—	—	—	—	—	—

(34,951,081)	58,160,457	(32,016,902)	(15,558,589)	(2,206,353)	(782,957)	(166,144)	(120,959)

(25,460,695)	65,337,550	(32,152,037)	18,005,953	(2,932,899)	(689,278)	(406,097)	(69,269)

$13,197,998	$97,991,397	$4,105,795	$67,236,673	$(780,890)	$566,875	$(58,796)	$370,842

107

Statements of Operations (continued)

For the period November 1, 2017 through August 31, 2018 and year ended October 31, 2017

	Invesco National AMT-Free Municipal Bond ETF (PZA)		Invesco New York AMT-Free Municipal Bond ETF (PZT)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated interest income	$46,038,140	$48,161,578	$1,779,932	$2,105,703
Unaffiliated dividend income	—	—	—	—
Affiliated dividend income	—	—	—	—
Securities lending income	—	—	—	—
Foreign withholding tax	—	—	—	—

Total Income	46,038,140	48,161,578	1,779,932	2,105,703

Expenses:
Unitary management fees	3,812,635	4,041,215	156,975	179,389
Tax expenses	—	—	—	—

Total Expenses	3,812,635	4,041,215	156,975	179,389

Less: Waivers	—	—	—	—

Net Expenses	3,812,635	4,041,215	156,975	179,389

Net Investment Income	42,225,505	44,120,363	1,622,957	1,926,314

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities(b)	(1,124,099)	1,280,896	58,298	485,614
Affiliated investment securities	—	—	—	—
Unaffiliated in-kind redemptions	384,532	285,250	192,239	—

Net realized gain (loss)	(739,567)	1,566,146	250,537	485,614

Net change in unrealized appreciation (depreciation) on investment securities	(28,566,818)	(6,807,061)	(1,557,451)	(901,063)

Net realized and unrealized gain (loss)	(29,306,385)	(5,240,915)	(1,306,914)	(415,449)

Net increase in net assets resulting from operations	$12,919,120	$38,879,448	$316,043	$1,510,865

(a)	For the period January 10, 2017 (commencement of investment operations) through October 31, 2017.
(b)	Includes net gains from securities sold to affiliates of $74,566 for Invesco Variable Rate Preferred ETF.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Invesco Preferred ETF (PGX)		Invesco Taxable Municipal Bond ETF (BAB)		Invesco Treasury Collateral ETF (CLTL)		Invesco Variable Rate Preferred ETF (VRP)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017(a)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$—	$—	$34,124,613	$42,371,563	$5,883,709	$2,632,698	$52,852,832	$27,347,046
272,658,772	294,171,972	—	—	—	—	28,868,982	44,003,971
141,712	77,384	144,232	67,483	5,626	8,833	60,030	33,847
3,767,918	3,397,632	—	—	—	—	720,164	4,556
(34,253)	—	—	—	—	—	(13,277)	(14,709)

276,534,149	297,646,988	34,268,845	42,439,046	5,889,335	2,641,531	82,488,731	71,374,711

21,852,991	24,179,803	2,210,161	2,742,635	307,313	246,371	8,572,977	6,841,613
—	—	—	—	—	—	—	2,355

21,852,991	24,179,803	2,210,161	2,742,635	307,313	246,371	8,572,977	6,843,968

(18,348)	(18,307)	(17,750)	(22,816)	(750)	(2,761)	(7,964)	(8,297)

21,834,643	24,161,496	2,192,411	2,719,819	306,563	243,610	8,565,013	6,835,671

254,699,506	273,485,492	32,076,434	39,719,227	5,582,772	2,397,921	73,923,718	64,539,040

(44,869,976)	(19,104,862)	(1,529,776)	(3,901,943)	(49,581)	(34,576)	(1,923,809)	(2,047,941)
—	—	—	—	—	—	—	—
4,616,990	10,630,701	678,824	2,091,256	—	(528)	18,827,387	33,609,700

(40,252,986)	(8,474,161)	(850,952)	(1,810,687)	(49,581)	(35,104)	16,903,578	31,561,759

(99,837,343)	(1,049,352)	(22,250,818)	(11,646,216)	88,653	(161,473)	(67,581,280)	(953,428)

(140,090,329)	(9,523,513)	(23,101,770)	(13,456,903)	39,072	(196,577)	(50,677,702)	30,608,331

$114,609,177	$263,961,979	$8,974,664	$26,262,324	$5,621,844	$2,201,344	$23,246,016	$95,147,371

109

Statements of Operations (continued)

For the period November 1, 2017 through August 31, 2018 and year ended October 31, 2017

	Invesco VRDO Tax-Free Weekly ETF (PVI)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated interest income	$708,275	$588,602

Expenses:
Unitary management fees	143,709	192,631

Net Investment Income	564,566	395,971

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from investment securities	350	(10)

Net realized and unrealized gain (loss)	350	(10)

Net increase in net assets resulting from operations	$564,916	$395,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

(This Page Intentionally Left Blank)

111

Statements of Changes in Net Assets

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco 1-30 Laddered Treasury ETF (PLW)			Invesco California AMT-Free Municipal Bond ETF (PWZ)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$3,135,358	$3,828,078	$4,569,492	$5,154,468	$4,787,907	$3,933,268
Net realized gain (loss)	(1,901,061)	(861,018)	10,080,039	199,203	516,728	156,626
Net change in unrealized appreciation (depreciation)	(3,808,896)	(7,860,127)	683,766	(2,516,166)	(1,373,457)	1,450,367

Net increase (decrease) in net assets resulting from operations	(2,574,599)	(4,893,067)	15,333,297	2,837,505	3,931,178	5,540,261

Distributions to Shareholders from:
Net investment income	(3,150,699)	(3,839,339)	(4,583,798)	(5,154,468)	(4,787,907)	(3,933,268)
Return of capital	—	—	—	(78,193)	(47,626)	(31,261)

Total distributions to shareholders	(3,150,699)	(3,839,339)	(4,583,798)	(5,232,661)	(4,835,533)	(3,964,529)

Shareholder Transactions:
Proceeds from shares sold	73,889,628	24,396,719	84,560,450	20,897,090	80,270,039	88,924,511
Value of shares repurchased	(101,922,955)	(49,742,721)	(141,116,828)	(5,132,012)	(31,699,168)	(10,467,305)
Transaction fees	—	—	—	12,830	126,543	218,389

Net increase (decrease) in net assets resulting from shares transactions	(28,033,327)	(25,346,002)	(56,556,378)	15,777,908	48,697,414	78,675,595

Increase (Decrease) in Net Assets	(33,758,625)	(34,078,408)	(45,806,879)	13,382,752	47,793,059	80,251,327

Net Assets:
Beginning of period	187,393,113	221,471,521	267,278,400	237,413,111	189,620,052	109,368,725

End of period	$153,634,488	$187,393,113	$221,471,521	$250,795,863	$237,413,111	$189,620,052

Undistributed net investment income at end of period	$—	$—	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	2,300,000	750,000	2,500,000	800,000	3,100,000	3,350,000
Shares repurchased	(3,200,000)	(1,550,000)	(4,150,000)	(200,000)	(1,250,000)	(400,000)
Shares outstanding, beginning of period	5,750,000	6,550,000	8,200,000	9,100,000	7,250,000	4,300,000

Shares outstanding, end of period	4,850,000	5,750,000	6,550,000	9,700,000	9,100,000	7,250,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Invesco CEF Income Composite ETF (PCEF)			Invesco Fundamental High Yield® Corporate Bond ETF (PHB)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$38,658,693	$32,653,847	$37,094,240	$36,257,832	$49,230,720	$37,913,482
9,490,386	7,177,093	(11,577,880)	(135,135)	33,564,542	(16,764,677)

(34,951,081)	58,160,457	32,412,423	(32,016,902)	(15,558,589)	48,202,775

13,197,998	97,991,397	57,928,783	4,105,795	67,236,673	69,351,580

(42,434,762)	(32,752,020)	(38,325,657)	(36,149,521)	(49,423,066)	(37,984,421)
—	(15,880,681)	(11,635,257)	—	—	—

(42,434,762)	(48,632,701)	(49,960,914)	(36,149,521)	(49,423,066)	(37,984,421)

100,554,411	78,505,086	51,120,858	627,330,216	991,546,556	756,314,570
(51,317,550)	(67,160,223)	(45,299,178)	(844,678,481)	(899,575,504)	(365,845,423)
—	—	—	—	—	—

49,236,861	11,344,863	5,821,680	(217,348,265)	91,971,052	390,469,147

20,000,097	60,703,559	13,789,549	(249,391,991)	109,784,659	421,836,306

703,176,623	642,473,064	628,683,515	1,197,921,837	1,088,137,178	666,300,872

$723,176,720	$703,176,623	$642,473,064	$948,529,846	$1,197,921,837	$1,088,137,178

$—	$—	$—	$108,311	$—	$—

4,300,000	3,350,000	2,350,000	33,400,000	52,500,000	41,700,000
(2,200,000)	(2,900,000)	(2,150,000)	(45,100,000)	(47,600,000)	(20,300,000)
29,350,000	28,900,000	28,700,000	62,800,000	57,900,000	36,500,000

31,450,000	29,350,000	28,900,000	51,100,000	62,800,000	57,900,000

113

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)			Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$2,152,009	$1,256,153	$1,112,065	$347,301	$440,111	$236,488
Net realized gain (loss)	(726,546)	93,679	(40,240)	(239,953)	51,690	(29,417)
Net change in unrealized appreciation (depreciation)	(2,206,353)	(782,957)	1,089,201	(166,144)	(120,959)	149,321

Net increase (decrease) in net assets resulting from operations	(780,890)	566,875	2,161,026	(58,796)	370,842	356,392

Distributions to Shareholders from:
Net investment income	(2,152,009)	(1,261,537)	(1,112,065)	(341,964)	(442,061)	(237,571)
Net realized gains	—	—	—	—	—	(7,046)
Return of capital	(16,435)	—	(6,736)	—	—	(1,098)

Total distributions to shareholders	(2,168,444)	(1,261,537)	(1,118,801)	(341,964)	(442,061)	(245,715)

Shareholder Transactions:
Proceeds from shares sold	75,624,449	17,863,611	23,044,431	11,218,280	6,249,120	17,419,435
Value of shares repurchased	(16,025,377)	(25,352,592)	—	(22,236,829)	(4,996,874)	(1,246,709)
Transaction fees	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	59,599,072	(7,488,981)	23,044,431	(11,018,549)	1,252,246	16,172,726

Increase (Decrease) in Net Assets	56,649,738	(8,183,643)	24,086,656	(11,419,309)	1,181,027	16,283,403

Net Assets:
Beginning of period	49,970,387	58,154,030	34,067,374	23,734,532	22,553,505	6,270,102

End of period	$106,620,125	$49,970,387	$58,154,030	$12,315,223	$23,734,532	$22,553,505

Undistributed net investment income at end of period	$—	$—	$—	$5,337	$—	$—

Changes in Shares Outstanding:
Shares sold	3,000,000	700,000	900,000	450,000	250,000	700,000
Shares repurchased	(650,000)	(1,000,000)	—	(900,000)	(200,000)	(50,000)
Shares outstanding, beginning of period	1,950,000	2,250,000	1,350,000	950,000	900,000	250,000

Shares outstanding, end of period	4,300,000	1,950,000	2,250,000	500,000	950,000	900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Invesco National AMT-Free Municipal Bond ETF (PZA)			Invesco New York AMT-Free Municipal Bond ETF (PZT)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$42,225,505	$44,120,363	$38,124,263	$1,622,957	$1,926,314	$1,779,763
(739,567)	1,566,146	3,949,289	250,537	485,614	491,670

(28,566,818)	(6,807,061)	15,301,328	(1,557,451)	(901,063)	329,137

12,919,120	38,879,448	57,374,880	316,043	1,510,865	2,600,570

(42,825,016)	(44,434,318)	(38,124,263)	(1,645,145)	(1,937,572)	(1,779,763)
—	—	—	—	—	—
—	—	(189,479)	—	—	(12,981)

(42,825,016)	(44,434,318)	(38,313,742)	(1,645,145)	(1,937,572)	(1,792,744)

155,166,789	375,282,762	469,907,438	3,662,435	2,424,444	15,018,293
(76,665,955)	(138,711,374)	(7,925,010)	(4,817,324)	—	(2,455,728)
127,313	608,718	1,194,581	—	—	—

78,628,147	237,180,106	463,177,009	(1,154,889)	2,424,444	12,562,565

48,722,251	231,625,236	482,238,147	(2,483,991)	1,997,737	13,370,391

1,611,258,272	1,379,633,036	897,394,889	66,060,627	64,062,890	50,692,499

$1,659,980,523	$1,611,258,272	$1,379,633,036	$63,576,636	$66,060,627	$64,062,890

$—	$—	$—	$—	$—	$—

6,100,000	14,850,000	18,250,000	150,000	100,000	600,000
(3,000,000)	(5,550,000)	(300,000)	(200,000)	—	(100,000)
63,000,000	53,700,000	35,750,000	2,700,000	2,600,000	2,100,000

66,100,000	63,000,000	53,700,000	2,650,000	2,700,000	2,600,000

115

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco Preferred ETF (PGX)			Invesco Taxable Municipal Bond ETF (BAB)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$254,699,506	$273,485,492	$223,181,740	$32,076,434	$39,719,227	$35,952,968
Net realized gain (loss)	(40,252,986)	(8,474,161)	8,413,389	(850,952)	(1,810,687)	4,593
Net change in unrealized appreciation (depreciation)	(99,837,343)	(1,049,352)	24,855,342	(22,250,818)	(11,646,216)	36,415,568

Net increase in net assets resulting from operations	114,609,177	263,961,979	256,450,471	8,974,664	26,262,324	72,373,129

Distributions to Shareholders from:
Net investment income	(244,818,962)	(276,488,848)	(226,731,995)	(32,279,031)	(39,855,653)	(36,098,186)
Return of capital	—	—	—	—	—	—

Total distributions to shareholders	(244,818,962)	(276,488,848)	(226,731,995)	(32,279,031)	(39,855,653)	(36,098,186)

Shareholder Transactions:
Proceeds from shares sold	793,860,901	1,107,127,988	1,874,743,397	49,320,084	21,044,718	366,831,325
Value of shares repurchased	(619,175,651)	(491,910,183)	(290,708,764)	(59,659,382)	(106,639,740)	(10,287,020)
Transaction fees	—	—	—	279,471	744,256	1,019,948

Net increase (decrease) in net assets resulting from shares transactions	174,685,250	615,217,805	1,584,034,633	(10,059,827)	(84,850,766)	357,564,253

Increase (Decrease) in Net Assets	44,475,465	602,690,936	1,613,753,109	(33,364,194)	(98,444,095)	393,839,196

Net Assets:
Beginning of period	5,333,535,443	4,730,844,507	3,117,091,398	972,235,192	1,070,679,287	676,840,091

End of period	$5,378,010,908	$5,333,535,443	$4,730,844,507	$938,870,998	$972,235,192	$1,070,679,287

Undistributed net investment income at end of period	$9,737,537	$—	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	54,350,000	74,100,000	124,900,000	1,650,000	700,000	12,000,000
Shares repurchased	(42,500,000)	(33,900,000)	(19,550,000)	(2,000,000)	(3,600,000)	(350,000)
Shares outstanding, beginning of period	356,400,000	316,200,000	210,850,000	32,000,000	34,900,000	23,250,000

Shares outstanding, end of period	368,250,000	356,400,000	316,200,000	31,650,000	32,000,000	34,900,000

(a)	For the period January 10, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco Treasury Collateral ETF (CLTL)		Invesco Variable Rate Preferred ETF (VRP)			Invesco VRDO Tax-Free Weekly ETF (PVI)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017(a)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$5,582,772	$2,397,921	$73,923,718	$64,539,040	$31,368,685	$564,566	$395,971	$43,358
(49,581)	(35,104)	16,903,578	31,561,759	(111,445)	350	(10)	950

88,653	(161,473)	(67,581,280)	(953,428)	29,032,847	—	—	—

5,621,844	2,201,344	23,246,016	95,147,371	60,290,087	564,916	395,961	44,308

(7,583,824)	—	(79,508,012)	(64,972,652)	(31,532,782)	(564,528)	(395,971)	(44,304)
—	—	—	—	—	—	(449)	(2,604)

(7,583,824)	—	(79,508,012)	(64,972,652)	(31,532,782)	(564,528)	(396,420)	(46,908)

15,855,831	453,283,483	923,347,552	1,478,978,932	491,717,702	4,986,642	26,174,420	7,477,888
—	(1,056,040)	(565,925,316)	(517,259,238)	(18,480,727)	(26,172,286)	(2,492,350)	(28,654,688)
—	—	—		—	—	—	—

15,855,831	452,227,443	357,422,236	961,719,694	473,236,975	(21,185,644)	23,682,070	(21,176,800)

13,893,851	454,428,787	301,160,240	991,894,413	501,994,280	(21,185,256)	23,681,611	(21,179,400)

454,428,787	—	1,890,954,091	899,059,678	397,065,398	83,512,199	59,830,588	81,009,988

$468,322,638	$454,428,787	$2,192,114,331	$1,890,954,091	$899,059,678	$62,326,943	$83,512,199	$59,830,588

$396,869	$2,397,921	$7,752,813	$—	$—	$38	$—	$—

150,000	4,300,001	36,200,000	57,600,000	20,000,000	200,000	1,050,000	300,000
—	(10,000)	(22,100,000)	(20,000,000)	(800,000)	(1,050,000)	(100,000)	(1,150,000)

4,290,001	—	73,100,000	35,500,000	16,300,000	3,350,000	2,400,000	3,250,000

4,440,001	4,290,001	87,200,000	73,100,000	35,500,000	2,500,000	3,350,000	2,400,000

117

Financial Highlights

Invesco 1-30 Laddered Treasury ETF (PLW)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$32.59		$33.81	$32.59	$31.96	$30.41	$32.96
Net investment income(a)	0.57		0.66	0.65	0.70	0.76	0.74
Net realized and unrealized gain (loss) on investments	(0.91)		(1.22)	1.22	0.63	1.54	(2.55)
Total from investment operations	(0.34)		(0.56)	1.87	1.33	2.30	(1.81)
Distributions to shareholders from:
Net investment income	(0.57)		(0.66)	(0.65)	(0.70)	(0.75)	(0.74)
Net realized gains	—		—	—	—	—	(0.00	)(b)
Total distributions	(0.57)		(0.66)	(0.65)	(0.70)	(0.75)	(0.74)
Net asset value at end of period	$31.68		$32.59	$33.81	$32.59	$31.96	$30.41
Market price at end of period(c)	$31.64		$32.59	$33.84	$32.60	$31.97	$30.40
Net Asset Value Total Return(d)	(1.04)%		(1.63)%	5.76%	4.18%	7.71%	(5.55)%
Market Price Total Return(d)	(1.17)%		(1.72)%	5.82%	4.18%	7.77%	(5.47)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$153,634		$187,393	$221,472	$267,278	$279,635	$150,540
Ratio to average net assets of:
Expenses	0.25	%(e)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.13	%(e)	2.02%	1.94%	2.14%	2.47%	2.33%
Portfolio turnover rate(f)	5%		5%	6%	7%	5%	5%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Financial Highlights (continued)

Invesco California AMT-Free Municipal Bond ETF (PWZ)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$26.09		$26.15	$25.43	$25.45		$23.50	$25.34
Net investment income(a)	0.54		0.65	0.74	0.82		0.97	0.91
Net realized and unrealized gain (loss) on investments	(0.23)		(0.07)	0.70	(0.06)		1.91	(1.84)
Total from investment operations	0.31		0.58	1.44	0.76		2.88	(0.93)
Distributions to shareholders from:
Net investment income	(0.53)		(0.65)	(0.75)	(0.83)		(0.97)	(0.91)
Return of capital	(0.01)		(0.01)	(0.01)	(0.00	)(b)	(0.02)	(0.00	)(b)
Total distributions	(0.54)		(0.66)	(0.76)	(0.83)		(0.99)	(0.91)
Transaction fees(a)	0.00	(b)	0.02	0.04	0.05		0.06	—
Net asset value at end of period	$25.86		$26.09	$26.15	$25.43		$25.45	$23.50
Market price at end of period(c)	$25.83		$26.08	$26.21	$25.50		$25.61	$23.42
Net Asset Value Total Return(d)	1.22%		2.36%	5.84%	3.25%		12.75%	(3.74)%
Market Price Total Return(d)	1.15%		2.08%	5.79%	2.87%		13.84%	(4.06)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$250,796		$237,413	$189,620	$109,369		$66,169	$61,108
Ratio to average net assets of:
Expenses	0.28	%(e)	0.28%	0.28%	0.28%		0.26%	0.30%
Net investment income	2.49	%(e)	2.52%	2.81%	3.23%		3.95%	3.70%
Portfolio turnover rate(f)	6%		24%	6%	3%		28%	1%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Financial Highlights (continued)

Invesco CEF Income Composite ETF (PCEF)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$23.96		$22.23	$21.91	$24.41	$24.40	$25.47
Net investment income(a)	1.26		1.13	1.30	1.53	1.36	1.21
Net realized and unrealized gain (loss) on investments	(0.84)		2.28	0.77	(2.07)	0.58	(0.31)
Total from investment operations	0.42		3.41	2.07	(0.54)	1.94	0.90
Distributions to shareholders from:
Net investment income	(1.39)		(1.13)	(1.34)	(1.49)	(1.75)	(1.49)
Net realized gains	—		—	—	—	(0.18)	—
Return of capital	—		(0.55)	(0.41)	(0.47)	—	(0.48)
Total distributions	(1.39)		(1.68)	(1.75)	(1.96)	(1.93)	(1.97)
Net asset value at end of period	$22.99		$23.96	$22.23	$21.91	$24.41	$24.40
Market price at end of period(b)	$23.01		$23.96	$22.23	$21.85	$24.42	$24.40
Net Asset Value Total Return(c)	1.85%		15.86%	10.11%	(2.31)%	8.23%	3.64%
Market Price Total Return(c)	1.94%		15.86%	10.41%	(2.62)%	8.27%	3.43%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$723,177		$703,177	$642,473	$628,684	$619,913	$469,789
Ratio to average net assets of:
Expenses(d)	0.50	%(e)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	6.53	%(e)	4.85%	5.99%	6.61%	5.54%	4.82%
Portfolio turnover rate(f)	12%		15%	20%	20%	19%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of period	$19.08		$18.79	$18.25	$19.24	$19.24		$19.19
Net investment income(a)	0.64		0.80	0.85	0.81	0.85		0.90
Net realized and unrealized gain (loss) on investments	(0.52)		0.29	0.54	(0.98)	(0.00	)(b)	0.05
Total from investment operations	0.12		1.09	1.39	(0.17)	0.85		0.95
Distributions to shareholders from:
Net investment income	(0.64)		(0.80)	(0.85)	(0.82)	(0.85)		(0.90)
Net asset value at end of period	$18.56		$19.08	$18.79	$18.25	$19.24		$19.24
Market price at end of period(c)	$18.55		$19.07	$18.70	$18.23	$19.19		$19.26
Net Asset Value Total Return(d)	0.70%		5.96%	7.97%	(0.90)%	4.49%		5.06%
Market Price Total Return(d)	0.70%		6.42%	7.56%	(0.75)%	4.12%		5.29%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$948,530		$1,197,922	$1,088,137	$666,301	$565,770		$621,429
Ratio to average net assets of:
Expenses	0.50	%(e)	0.50%	0.50%	0.50%	0.50%		0.50%
Net investment income	4.12	%(e)	4.23%	4.69%	4.34%	4.37%		4.66%
Portfolio turnover rate(f)	12%		9%	14%	16%	20%		23%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Financial Highlights (continued)

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016		2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$25.63		$25.85	$25.24		$25.45	$25.13	$25.83
Net investment income(a)	0.57		0.65	0.65		0.62	0.62	0.54
Net realized and unrealized gain (loss) on investments	(0.83)		(0.22)	0.62		(0.19)	0.31	(0.69)
Total from investment operations	(0.26)		0.43	1.27		0.43	0.93	(0.15)
Distributions to shareholders from:
Net investment income	(0.57)		(0.65)	(0.66)		(0.64)	(0.60)	(0.55)
Net realized gains	—		—	—		—	(0.01)	—
Return of capital	(0.00	)(b)	—	(0.00	)(b)	—	—	—
Total distributions	(0.57)		(0.65)	(0.66)		(0.64)	(0.61)	(0.55)
Net asset value at end of period	$24.80		$25.63	$25.85		$25.24	$25.45	$25.13
Market price at end of period(c)	$24.80		$25.62	$25.87		$25.27	$25.47	$25.12
Net Asset Value Total Return(d)	(1.01)%		1.73%	5.08%		1.69%	3.75%	(0.57)%
Market Price Total Return(d)	(0.98)%		1.61%	5.03%		1.72%	3.88%	(0.68)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$106,620		$49,970	$58,154		$34,067	$30,538	$33,925
Ratio to average net assets of:
Expenses	0.22	%(e)	0.22%	0.22%		0.22%	0.22%	0.22%
Net investment income	2.77	%(e)	2.53%	2.55%		2.45%	2.43%	2.15%
Portfolio turnover rate(f)	24%		42%	20%		16%	9%	20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

Financial Highlights (continued)

Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)

	Ten Months Ended August 31, 2018		Year Ended October 31,				For the Period September 8, 2014(a) Through October 31, 2014
			2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$24.98		$25.06	$25.08		$25.03	$25.07
Net investment income(b)	0.43		0.45	0.43		0.32	0.03
Net realized and unrealized gain (loss) on investments	(0.36)		(0.08)	0.03		0.05	(0.04)
Total from investment operations	0.07		0.37	0.46		0.37	(0.01)
Distribution to shareholders from:
Net investment income	(0.42)		(0.45)	(0.44)		(0.32)	(0.03)
Net realized gains	—		—	(0.04)		—	—
Return of capital	—		—	(0.00	)(c)	—	—
Total distributions	(0.42)		(0.45)	(0.48)		(0.32)	(0.03)
Net asset value at end of period	$24.63		$24.98	$25.06		$25.08	$25.03
Market price at end of period(d)	$24.63		$24.98	$25.14		$25.16	$25.04
Net Asset Value Total Return(e)	0.30%		1.49%	1.84%		1.48%	(0.06	)%(f)
Market Price Total Return(e)	0.30%		1.16%	1.84%		1.76%	(0.02	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,315		$23,735	$22,554		$6,270	$6,256
Ratio to average net assets of:
Expenses	0.22	%(g)	0.22%	0.22%		0.22%	0.22	%(g)
Net investment income	2.10	%(g)	1.79%	1.74%		1.26%	0.96	%(g)
Portfolio turnover rate(h)	27%		19%	11%		9%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 10, 2014, the first day trading on the exchange) to October 31, 2014 was 0.22%. The market price total return from Fund Inception to October 31, 2014 was 0.26%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Financial Highlights (continued)

Invesco National AMT-Free Municipal Bond ETF (PZA)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016		2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$25.58		$25.69	$25.10		$25.17		$23.28	$25.74
Net investment income(a)	0.65		0.77	0.82		0.92		1.00	0.98
Net realized and unrealized gain (loss) on investments	(0.46)		(0.11)	0.57		(0.09)		1.87	(2.46)
Total from investment operations	0.19		0.66	1.39		0.83		2.87	(1.48)
Distributions to shareholders from:
Net investment income	(0.66)		(0.78)	(0.83)		(0.92)		(1.01)	(0.98)
Return of capital	—		—	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.00	)(b)
Total distributions	(0.66)		(0.78)	(0.83)		(0.92)		(1.02)	(0.98)
Transaction fees(a)	0.00	(b)	0.01	0.03		0.02		0.04	—
Net asset value at end of period	$25.11		$25.58	$25.69		$25.10		$25.17	$23.28
Market price at end of period(c)	$25.12		$25.55	$25.77		$25.15		$25.25	$23.23
Net Asset Value Total Return(d)	0.77%		2.70%	5.71%		3.45%		12.77%	(5.90)%
Market Price Total Return(d)	0.93%		2.25%	5.82%		3.32%		13.35%	(6.27)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,659,981		$1,611,258	$1,379,633		$897,395		$739,986	$564,598
Ratio to average net assets of:
Expenses	0.28	%(e)	0.28%	0.28%		0.28%		0.28%	0.28%
Net investment income	3.10	%(e)	3.06%	3.17%		3.64%		4.13%	3.93%
Portfolio turnover rate(f)	8%		23%	6%		4%		15%	12%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Financial Highlights (continued)

Invesco New York AMT-Free Municipal Bond ETF (PZT)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$24.47		$24.64	$24.14	$24.33		$22.37	$24.82
Net investment income(a)	0.58		0.73	0.81	0.83		0.92	0.92
Net realized and unrealized gain (loss) on investments	(0.47)		(0.17)	0.51	(0.19)		1.96	(2.45)
Total from investment operations	0.11		0.56	1.32	0.64		2.88	(1.53)
Distributions to shareholders from:
Net investment income	(0.59)		(0.73)	(0.81)	(0.83)		(0.91)	(0.92)
Return of capital	—		—	(0.01)	(0.00	)(b)	(0.01)	(0.00	)(b)
Total distributions	(0.59)		(0.73)	(0.82)	(0.83)		(0.92)	(0.92)
Net asset value at end of period	$23.99		$24.47	$24.64	$24.14		$24.33	$22.37
Market price at end of period(c)	$23.92		$24.53	$24.67	$24.05		$24.22	$22.28
Net Asset Value Total Return(d)	0.46%		2.37%	5.50%	2.68%		13.16%	(6.32)%
Market Price Total Return(d)	(0.08)%		2.49%	6.02%	2.77%		13.11%	(6.83)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$63,577		$66,061	$64,063	$50,692		$47,450	$49,204
Ratio to average net assets of:
Expenses	0.28	%(e)	0.28%	0.28%	0.28%		0.26%	0.30%
Net investment income	2.89	%(e)	3.01%	3.26%	3.42%		3.92%	3.84%
Portfolio turnover rate(f)	7%		22%	21%	18%		18%	20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Preferred ETF (PGX)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$14.97		$14.96	$14.78	$14.57	$13.78	$14.82
Net investment income(a)	0.71		0.84	0.84	0.87	0.88	0.91
Net realized and unrealized gain (loss) on investments	(0.40)		0.02	0.20	0.21	0.79	(1.03)
Total from investment operations	0.31		0.86	1.04	1.08	1.67	(0.12)
Distributions to shareholders from:
Net investment income	(0.68)		(0.85)	(0.86)	(0.87)	(0.88)	(0.92)
Net asset value at end of period	$14.60		$14.97	$14.96	$14.78	$14.57	$13.78
Market price at end of period(b)	$14.62		$14.96	$15.00	$14.80	$14.62	$13.79
Net Asset Value Total Return(c)	2.18%		5.97%	7.22%	7.66%	12.51%	(0.88)%
Market Price Total Return(c)	2.39%		5.60%	7.36%	7.43%	12.81%	(0.95)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,378,011		$5,333,535	$4,730,845	$3,117,091	$2,264,758	$2,107,031
Ratio to average net assets of:
Expenses	0.50	%(d)(e)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.83	%(d)(e)	5.66%	5.63%	5.95%	6.21%	6.27%
Portfolio turnover rate(f)	16%		10%	14%	12%	13%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Financial Highlights (continued)

Invesco Taxable Municipal Bond ETF (BAB)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017		2016		2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$30.38		$30.68		$29.11		$29.77	$27.90	$30.19
Net investment income(a)	1.01		1.21		1.26		1.37	1.40	1.42
Net realized and unrealized gain (loss) on investments	(0.72)		(0.32)		1.54		(0.71)	1.87	(2.29)
Total from investment operations	0.29		0.89		2.80		0.66	3.27	(0.87)
Distributions to shareholders from:
Net investment income	(1.02)		(1.21)		(1.27)		(1.37)	(1.40)	(1.42)
Transaction fees(a)	0.01		0.02		0.04		0.05	—	—
Net asset value at end of period	$29.66		$30.38		$30.68		$29.11	$29.77	$27.90
Market price at end of period(b)	$29.51		$30.45		$30.74		$29.17	$29.76	$27.79
Net Asset Value Total Return(c)	1.02%		3.14%		9.93%		2.40%	12.03%	(3.00)%
Market Price Total Return(c)	0.29%		3.19%		9.90%		2.65%	12.44%	(3.28)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$938,871		$972,235		$1,070,679		$676,840	$695,156	$683,643
Ratio to average net assets of:
Expenses	0.28	%(d)	0.28	%(e)	0.27%		0.28%	0.27%	0.28%
Net investment income	4.06	%(d)	4.05%		4.14%		4.59%	4.86%	4.80%
Portfolio turnover rate(f)	4%		6%		0	%(g)	9%	7%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2017, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

(g)	Amount represents less than 0.5%.

Invesco Treasury Collateral ETF (CLTL)

	Ten Months Ended August 31, 2018		For the Period January 10, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$105.93		$105.35
Net investment income(b)	1.28		0.66
Net realized and unrealized gain (loss) on investments	0.00	(c)	(0.08)
Total from investment operations	1.28		0.58
Distribution to shareholders from:
Net investment income	(1.73)		—
Net asset value at end of period	$105.48		$105.93
Market price at end of period(d)	$105.54		$105.94
Net Asset Value Total Return(e)	1.22%		0.55	%(f)
Market Price Total Return(e)	1.27%		0.56	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$468,323		$454,429
Ratio to average net assets of:
Expenses	0.08	%(g)	0.08	%(g)
Net investment income	1.45	%(g)	0.77	%(g)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (January 12, 2017, the first day trading on the exchange) to October 31, 2017 was 0.55%. The market price total return from Fund Inception to October 31, 2017 was 0.54%.

(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Financial Highlights (continued)

Invesco Variable Rate Preferred ETF (VRP)

	Ten Months Ended August 31, 2018		Year Ended October 31,			For the Period April 28, 2014(a) Through October 31, 2014
			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.87		$25.33	$24.36	$24.85	$24.87
Net investment income(b)	0.91		1.21	1.23	1.20	0.60
Net realized and unrealized gain (loss) on investments	(0.66)		0.56	0.98	(0.47)	(0.08)
Total from investment operations	0.25		1.77	2.21	0.73	0.52
Distributions to shareholders from:
Net investment income	(0.98)		(1.23)	(1.24)	(1.20)	(0.51)
Return of capital	—		—	—	(0.02)	(0.03)
Total distributions	(0.98)		(1.23)	(1.24)	(1.22)	(0.54)
Net asset value at end of period	$25.14		$25.87	$25.33	$24.36	$24.85
Market price at end of period(c)	$25.11		$25.94	$25.42	$24.40	$24.92
Net Asset Value Total Return(d)	1.01%		7.18%	9.43%	2.99%	2.09	%(e)
Market Price Total Return(d)	0.62%		7.08%	9.63%	2.85%	2.38	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,192,114		$1,890,954	$899,060	$397,065	$91,950
Ratio to average net assets of:
Expenses	0.50	%(f)	0.50%	0.50%	0.50%	0.50	%(f)
Net investment income	4.31	%(f)	4.72%	5.03%	4.88%	4.79	%(f)
Portfolio turnover rate(g)	7%		4%	17%	5%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (May 1, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.93%. The market price total return from Fund Inception to October 31, 2014 was 2.01%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco VRDO Tax-Free Weekly ETF (PVI)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017		2016		2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of period	$24.93		$24.93		$24.93		$24.96		$24.99		$25.00
Net investment income (loss)(a)	0.20		0.13		0.02		(0.03)		(0.02)		0.01
Net realized and unrealized gain (loss) on investments	—		(0.00	)(b)	—		—		(0.01)		(0.01)
Total from investment operations	0.20		0.13		0.02		(0.03)		(0.03)		—
Distributions to shareholders from:
Net investment income	(0.20)		(0.13)		(0.02)		—		—		(0.01)
Return of capital	—		(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Total distributions	(0.20)		(0.13)		(0.02)		(0.00	)(b)	(0.00	)(b)	(0.01)
Net asset value at end of period	$24.93		$24.93		$24.93		$24.93		$24.96		$24.99
Market price at end of period(c)	$24.93		$24.93		$24.91		$24.93		$24.97		$24.99
Net Asset Value Total Return(d)	0.82%		0.51%		0.07%		(0.12)%		(0.12)%		(0.00	)%(e)
Market Price Total Return(d)	0.82%		0.59%		(0.01)%		(0.16)%		(0.08)%		0.04%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$62,327		$83,512		$59,831		$81,010		$118,580		$193,700
Ratio to average net assets of:
Expenses	0.25	%(f)	0.25%		0.25%		0.25%		0.25%		0.25%
Net investment income (loss)	0.98	%(f)	0.51%		0.06%		(0.15)%		(0.11)%		0.03%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Amount represents less than 0.005%.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco 1-30 Laddered Treasury ETF (PLW)	“1-30 Laddered Treasury ETF”
Invesco California AMT-Free Municipal Bond ETF (PWZ)	“California AMT-Free Municipal Bond ETF”
Invesco CEF Income Composite ETF (PCEF)	“CEF Income Composite ETF”
Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	“Fundamental High Yield® Corporate Bond ETF”
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)	“Fundamental Investment Grade Corporate Bond ETF”
Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)	“LadderRite 0-5 Year Corporate Bond ETF”
Invesco National AMT-Free Municipal Bond ETF (PZA)	“National AMT-Free Municipal Bond ETF”
Invesco New York AMT-Free Municipal Bond ETF (PZT)	“New York AMT-Free Municipal Bond ETF”
Invesco Preferred ETF (PGX)	“Preferred ETF”
Invesco Taxable Municipal Bond ETF (BAB)	“Taxable Municipal Bond ETF”
Invesco Treasury Collateral ETF (CLTL)	“Treasury Collateral ETF”
Invesco Variable Rate Preferred ETF (VRP)	“Variable Rate Preferred ETF”
Invesco VRDO Tax-Free Weekly ETF (PVI)	“VRDO Tax-Free Weekly ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of 1-30 Laddered Treasury ETF and LadderRite 0-5 Year Corporate Bond ETF, which are listed and traded on The NASDAQ Stock Market LLC.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Effective August 31, 2018, each Fund’s fiscal year-end changed from October 31 to August 31.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of California AMT-Free Municipal Bond ETF, LadderRite 0-5 Year Corporate Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free Weekly ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

To provide enhanced daily liquidity, Treasury Collateral ETF determines its NAV twice each day, at 12:00 p.m. EST and 4:00 p.m. EST. The Fund provides same-day settlement for creation/redemption trades in the primary market for any trades placed before the initial daily NAV strike.

CEF Income Composite ETF is a “fund of funds,” in that it invests in other funds (“Underlying Funds”). Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

127

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
1-30 Laddered Treasury ETF	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
California AMT-Free Municipal Bond ETF	ICE BofAML California Long-Term Core Plus Municipal Securities Index
CEF Income Composite ETF	S-Network Composite Closed-End Fund IndexSM
Fundamental High Yield® Corporate Bond ETF	RAFI® Bonds U.S. High Yield 1-10 Index
Fundamental Investment Grade Corporate Bond ETF	RAFI® Bonds U.S. Investment Grade 1-10 Index
LadderRite 0-5 Year Corporate Bond ETF	NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index
National AMT-Free Municipal Bond ETF	ICE BofAML National Long-Term Core Plus Municipal Securities Index
New York AMT-Free Municipal Bond ETF	ICE BofAML New York Long-Term Core Plus Municipal Securities Index
Preferred ETF	ICE BofAML Core Plus Fixed Rate Preferred Securities Index
Taxable Municipal Bond ETF	ICE BofAML US Taxable Municipal Securities Plus Index
Treasury Collateral ETF	ICE U.S. Treasury Short Bond Index
Variable Rate Preferred ETF	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index
VRDO Tax-Free Weekly ETF	Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in an Underlying Fund, if any, that are held as investments of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the

128

close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting.

Changing Fixed-Income Market Conditions. Each Fund, except for CEF Income Composite ETF and Variable Rate Preferred ETF, invests in fixed-income securities. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s raising of the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.

Fixed-Income Securities Risk. Each Fund, except for CEF Income Composite ETF and Variable Rate Preferred ETF, invests in fixed-income securities. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the

129

value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Industry Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, each Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Diversified Fund Risk. California AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF are non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. To the extent that a Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Each Fund’s (except for 1-30 Laddered Treasury ETF and CEF Income Composite ETF) use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if a Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free Weekly ETF currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of each Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, each Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of the return between each Fund and conventional ETFs.

Foreign Investment Risk. Investments in the securities of non-U.S issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

130

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

Fund of Funds Risk. Because CEF Income Composite ETF is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise its Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in its Underlying Index may be out of favor and underperform other segments.

Municipal Securities Risk. California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free Weekly ETF invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. A portion of the municipal securities that California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF and VRDO Tax-Free Weekly ETF hold may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Tax Risk. There is no guarantee that the income from California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF or VRDO Tax-Free Weekly ETF will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Risks of Investing in Closed-End Funds. For CEF Income Composite ETF, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Preferred Stock Risk. With respect to Preferred ETF and Variable Rate Preferred ETF, preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred stock to a greater risk of non-payment than

131

more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, its quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

Not a Money Market Fund. Treasury Collateral ETF is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund’s to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and it is possible for the Fund to lose money. The Fund does not seek to maintain a stable NAV of $1.00 per share.

U.S. Treasury Obligations Risk. Treasury Collateral ETF will invest in obligations issued or guaranteed by the U.S. Treasury. U.S. Treasury securities are backed by the “full faith and credit” of the United States; however, the U.S. Government does not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

132

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to Invesco Advisers, Inc. (the “Sub-Adviser”) for Treasury Collateral ETF and, for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Prior to August 1, 2018, Treasury Collateral ETF declared and paid dividends from net investment income, if any, to its shareholders annually and recorded such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. Certain prior year amounts have been reclassified to conform to the current year presentation. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

133

J. Securities Lending

During the period November 1, 2017 to August 31, 2018, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Preferred ETF and Variable Rate Preferred ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services, and for Treasury Collateral ETF, the oversight of the Sub-Adviser.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Sub-Adviser for Treasury Collateral ETF and, for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
1-30 Laddered Treasury ETF	0.25%
California AMT-Free Municipal Bond ETF	0.28%
CEF Income Composite ETF	0.50%
Fundamental High Yield® Corporate Bond ETF	0.50%
Fundamental Investment Grade Corporate Bond ETF	0.22%
LadderRite 0-5 Year Corporate Bond ETF	0.22%
National AMT-Free Municipal Bond ETF	0.28%
New York AMT-Free Municipal Bond ETF	0.28%
Preferred ETF	0.50%
Taxable Municipal Bond ETF	0.28%
Treasury Collateral ETF	0.08%
Variable Rate Preferred ETF	0.50%
VRDO Tax-Free Weekly ETF	0.25%

For Treasury Collateral ETF, the Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.
Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

134

For the period November 1, 2017 to August 31, 2018 and the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

	2018	2017
1-30 Laddered Treasury ETF	$530	$550
California AMT-Free Municipal Bond ETF	—	—
CEF Income Composite ETF	940	1,971
Fundamental High Yield® Corporate Bond ETF	5,623	10,599
Fundamental Investment Grade Corporate Bond ETF	490	343
LadderRite 0-5 Year Corporate Bond ETF	301	676
National AMT-Free Municipal Bond ETF	—	—
New York AMT-Free Municipal Bond ETF	—	—
Preferred ETF	18,348	18,307
Taxable Municipal Bond ETF	17,750	22,816
Treasury Collateral ETF	750	2,761
Variable Rate Preferred ETF	7,964	8,297
VRDO Tax-Free Weekly ETF	—	—

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
1-30 Laddered Treasury ETF	Nasdaq, Inc.
California AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
CEF Income Composite ETF	S-Network Global Indexes, LLC
Fundamental High Yield® Corporate Bond ETF	Research Affiliates®
Fundamental Investment Grade Corporate Bond ETF	Research Affiliates®
LadderRite 0-5 Year Corporate Bond ETF	Nasdaq, Inc.
National AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
New York AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
Preferred ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
Taxable Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
Treasury Collateral ETF	Interactive Data Pricing and Reference Data LLC
Variable Rate Preferred ETF	Wells Fargo & Company
VRDO Tax-Free Weekly ETF	Bloomberg Finance L.P.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and the adviser for Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Bond Fund, Invesco High Income 2023 Target Term Fund and Invesco Senior Income Trust are considered to be affiliated with the Funds. The table below shows CEF Income Composite ETF’s transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the period November 1, 2017 to August 31, 2018.

135

CEF Income Composite ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2018	Dividend Income
Invesco Bond Fund	$2,181,131	$737,406	$(614,674)	$(226,514)	$24,194 (a)	$2,101,543	$78,937
Invesco High Income 2023 Target Term Fund	1,601,344	226,195	(300,752)	(14,558)	(5,102)	1,507,127	80,343
Invesco Senior Income Trust	8,681,050	1,629,894	(974,378)	(127,584)	(19,938)	9,189,044	346,113

Total Investments in Affiliates	$12,463,525	$2,593,495	$(1,889,804)	$(368,656)	$(846)	$12,797,714	$505,393

(a)	Includes $9,325 of capital gains distributions from affiliated Underlying Funds.

Note 5. Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the period November 1, 2017 to August 31, 2018, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gain
Preferred ETF	$7,784,496	$—	$—
Variable Rate Preferred ETF	—	6,028,553	74,566

Note 6. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for all of the securities in CEF Income Composite ETF, Preferred ETF and certain Funds listed below, as of August 31, 2018, all of the securities in each Fund were valued based on Level 2 inputs (see the Schedules of Investments for security categories). All of the securities in CEF Income Composite ETF and Preferred ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

136

Each fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period November 1, 2017 to August 31, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
1-30 Laddered Treasury ETF
Investments in Securities
U.S. Treasury Securities	$—	$153,164,282	$—	$153,164,282
Money Market Fund	97,162	—	—	97,162

Total Investments	$97,162	$153,164,282	$—	$153,261,444

Fundamental High Yield® Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$935,318,862	$—	$935,318,862
Money Market Funds	55,638,500	—	—	55,638,500

Total Investments	$55,638,500	$935,318,862	$—	$990,957,362

Fundamental Investment Grade Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$105,613,183	$—	$105,613,183
Money Market Fund	37,252	—	—	37,252

Total Investments	$37,252	$105,613,183	$—	$105,650,435

LadderRite 0-5 Year Corporate Bond ETF
Investments in Securities
Corporate Bonds	$—	$12,200,763	$—	$12,200,763
Money Market Fund	100,817	—	—	100,817

Total Investments	$100,817	$12,200,763	$—	$12,301,580

Taxable Municipal Bond ETF
Investments in Securities
Municipal Bonds	$—	$916,147,555	$—	$916,147,555
Corporate Bonds	—	8,122,687	—	8,122,687
Money Market Fund	1,761,575	—	—	1,761,575

Total Investments	$1,761,575	$924,270,242	$—	$926,031,817

Variable Rate Preferred ETF
Investments in Securities
Corporate Bonds	$—	$1,592,056,522	$—	$1,592,056,522
Preferred Stocks & Other Equity Interests	577,176,696	—	—	577,176,696
Money Market Funds	46,732,075	—	—	46,732,075

Total Investments	$623,908,771	$1,592,056,522	$—	$2,215,965,293

137

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period November 1, 2017 to August 31, 2018, Year Ended October 31, 2017 and Year Ended October 31, 2016:

	8/31/2018				10/31/2017				10/31/2016
	Ordinary Income	Long- Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long- Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long- Term Capital Gains	Return of Capital	Tax-Exempt Income
1-30 Laddered Treasury ETF	$3,150,699	$—	$—	$—	$3,839,339	$—	$—	$—	$4,583,798	$—	$—	$—
California AMT-Free Municipal Bond ETF	—	—	78,193	5,154,468	—	—	47,626	4,787,907	—	—	31,261	3,933,268
CEF Income Composite ETF	42,434,762	—	—	—	32,752,020	—	15,880,681	—	38,325,657	—	11,635,257	—
Fundamental High Yield® Corporate Bond ETF	36,149,521	—	—	—	49,423,066	—	—	—	37,984,421	—	—	—
Fundamental Investment Grade Corporate Bond ETF	2,152,009	—	16,435	—	1,261,537	—	—	—	1,112,065	—	6,736	—
LadderRite 0-5 Year Corporate Bond ETF	341,964	—	—	—	442,061	—	—	—	244,489	128	1,098	—
National AMT-Free Municipal Bond ETF	599,511	—	—	42,225,505	313,955	—	—	44,120,363	—	—	189,479	38,124,263
New York AMT-Free Municipal Bond ETF	22,188	—	—	1,622,957	11,258	—	—	1,926,314	—	—	12,981	1,779,763
Preferred ETF	244,818,962	—	—	—	276,488,848	—	—	—	226,731,995	—	—	—
Taxable Municipal Bond ETF	32,279,031	—	—	—	39,855,653	—	—	—	36,098,186	—	—	—
Treasury Collateral ETF	7,583,824	—	—	—	—	—	—	—	—	—	—	—
Variable Rate Preferred ETF	79,508,012	—	—	—	64,972,652	—	—	—	31,532,782	—	—	—
VRDO Tax-Free Weekly ETF	—	—	—	564,528	—	—	449	395,971	25	921	2,604	43,358

Tax Components of Net Assets at Fiscal Period-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
1-30 Laddered Treasury ETF	$—	$—	$(8,240,569)	$(286,430)	$162,161,487	$153,634,488
California AMT-Free Municipal Bond ETF	—		727,731	(883,136)	250,951,268	250,795,863
CEF Income Composite ETF	—		(1,830,432)	(15,499,110)	740,506,262	723,176,720
Fundamental High Yield® Corporate Bond ETF	108,311		(16,050,367)	(26,979,997)	991,451,899	948,529,846
Fundamental Investment Grade Corporate Bond ETF	—		(1,915,606)	(415,702)	108,951,433	106,620,125
LadderRite 0-5 Year Corporate Bond ETF	5,337		(144,679)	(29,923)	12,484,488	12,315,223
National AMT-Free Municipal Bond ETF	—		26,601,049	(1,147,821)	1,634,527,295	1,659,980,523
New York AMT-Free Municipal Bond ETF	—		122,044	(16,604)	63,471,196	63,576,636
Preferred ETF	9,737,537		(21,456,433)	(79,820,899)	5,469,550,703	5,378,010,908
Taxable Municipal Bond ETF	—		41,824,293	(5,438,102)	902,484,807	938,870,998
Treasury Collateral ETF	396,869		(72,832)	(84,145)	468,082,746	468,322,638
Variable Rate Preferred ETF	—		(40,461,054)	(2,187,157)	2,234,762,542	2,192,114,331
VRDO Tax-Free Weekly ETF	378		—	—	62,326,565	62,326,943

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

138

The following table presents available capital loss carryforwards and expiration dates for each Fund as of August 31, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*	Expired
1-30 Laddered Treasury ETF	$—	$286,430	$—	$286,430	$—
California AMT-Free Municipal Bond ETF	438,783	444,353	—	883,136	—
CEF Income Composite ETF	—	990,558	14,508,552	15,499,110	—
Fundamental High Yield® Corporate Bond ETF	—	16,082,676	10,897,321	26,979,997	—
Fundamental Investment Grade Corporate Bond ETF	—	318,968	96,734	415,702	—
LadderRite 0-5 Year Corporate Bond ETF	—	13,496	16,427	29,923	—
National AMT-Free Municipal Bond ETF	23,722	412,636	711,463	1,147,821	—
New York AMT-Free Municipal Bond ETF	16,604	—	—	16,604	—
Preferred ETF	—	20,507,856	59,313,043	79,820,899	—
Taxable Municipal Bond ETF	—	3,277,461	2,160,641	5,438,102	6,399
Treasury Collateral ETF	—	84,145	—	84,145
Variable Rate Preferred ETF	—	769,184	1,417,973	2,187,157	—
VRDO Tax-Free Weekly ETF	—	—	—	—	—

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the period November 1, 2017 to August 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
1-30 Laddered Treasury ETF	$—	$—
California AMT-Free Municipal Bond ETF	37,508,323	15,513,484
CEF Income Composite ETF	85,146,225	84,814,532
Fundamental High Yield® Corporate Bond ETF	127,816,344	133,277,618
Fundamental Investment Grade Corporate Bond ETF	36,963,988	21,283,299
LadderRite 0-5 Year Corporate Bond ETF	5,863,084	4,876,764
National AMT-Free Municipal Bond ETF	221,421,175	125,811,267
New York AMT-Free Municipal Bond ETF	7,741,005	4,261,276
Preferred ETF	851,507,126	831,408,890
Taxable Municipal Bond ETF	55,328,767	34,611,209
Treasury Collateral ETF	—	—
Variable Rate Preferred ETF	741,663,981	153,253,661
VRDO Tax-Free Weekly ETF	—	—

For the period November 1, 2017 to August 31, 2018, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for the 1-30 Laddered Treasury ETF amounted to $11,852,851 and $8,179,142, respectively and for the Treasury Collateral ETF amounted to $0 and $0, respectively.

For the period November 1, 2017 to August 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
1-30 Laddered Treasury ETF	$70,541,087	$98,314,377
California AMT-Free Municipal Bond ETF	—	—
CEF Income Composite ETF	99,922,758	51,851,065
Fundamental High Yield® Corporate Bond ETF	609,157,816	813,635,657
Fundamental Investment Grade Corporate Bond ETF	59,244,083	15,481,386
LadderRite 0-5 Year Corporate Bond ETF	8,648,531	19,274,685

139

	Cost of Securities Received	Value of Securities Delivered
National AMT-Free Municipal Bond ETF	$—	$11,565,895
New York AMT-Free Municipal Bond ETF	—	3,891,334
Preferred ETF	730,590,370	559,120,545
Taxable Municipal Bond ETF	—	22,507,223
Treasury Collateral ETF	—	—
Variable Rate Preferred ETF	365,407,434	562,481,871
VRDO Tax-Free Weekly ETF	—	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
1-30 Laddered Treasury ETF	$124,166	$(8,364,735)	$(8,240,569)	$161,502,013
California AMT-Free Municipal Bond ETF	2,902,028	(2,174,297)	727,731	245,769,817
CEF Income Composite ETF	40,802,155	(42,632,587)	(1,830,432)	726,461,207
Fundamental High Yield® Corporate Bond ETF	2,624,927	(18,675,294)	(16,050,367)	1,007,007,729
Fundamental Investment Grade Corporate Bond ETF	61,958	(1,977,564)	(1,915,606)	107,566,041
LadderRite 0-5 Year Corporate Bond ETF	3,916	(148,595)	(144,679)	12,446,259
National AMT-Free Municipal Bond ETF	33,198,654	(6,597,605)	26,601,049	1,603,586,195
New York AMT-Free Municipal Bond ETF	825,930	(703,886)	122,044	62,555,833
Preferred ETF	45,064,137	(66,520,570)	(21,456,433)	5,477,597,947
Taxable Municipal Bond ETF	51,078,396	(9,254,103)	41,824,293	884,207,524
Treasury Collateral ETF	31,413	(104,245)	(72,832)	467,644,608
Variable Rate Preferred ETF	10,083,870	(50,544,924)	(40,461,054)	2,256,426,347
VRDO Tax-Free Weekly ETF	—	—	—	60,795,000

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the period November 1, 2017 to August 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
1-30 Laddered Treasury ETF	$15,341	$2,102,322	$(2,117,663)
California AMT-Free Municipal Bond ETF	—	—	—
CEF Income Composite ETF	3,776,069	(9,458,190)	5,682,121
Fundamental High Yield® Corporate Bond ETF	—	(4,384,074)	4,384,074
Fundamental Investment Grade Corporate Bond ETF	—	278,698	(278,698)
LadderRite 0-5 Year Corporate Bond ETF	—	210,115	(210,115)
National AMT-Free Municipal Bond ETF	599,511	(384,532)	(214,979)
New York AMT-Free Municipal Bond ETF	22,188	(192,239)	170,051
Preferred ETF	(143,007)	(3,223,736)	3,366,743
Taxable Municipal Bond ETF	202,597	(672,425)	469,828
Treasury Collateral ETF	—	—	—
Variable Rate Preferred ETF	13,337,107	(18,915,145)	5,578,038
VRDO Tax-Free Weekly ETF	—	—	—

140

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Fundamental High Yield® Corporate Bond ETF and Variable Rate Preferred ETF and 10,000 for Treasury Collateral ETF). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF, such transactions are generally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For California AMT-Free Municipal Bond ETF, LadderRite 0-5 Year Corporate Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free Weekly ETF, such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

141

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free Weekly ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free Weekly ETF (thirteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 (or for Invesco Treasury Collateral ETF, for the periods November 1, 2017 through August 31, 2018 and January 10, 2017 (commencement of investment operations) through October 31, 2017), the statements of changes in net assets for the period November 1, 2017 through August 31, 2018 and for each of the two years in the period ended October 31, 2017 (or for Invesco Treasury Collateral ETF, for the periods November 1, 2017 through August 31, 2018 and January 10, 2017 (commencement of investment operations) through October 31, 2017), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 (or for Invesco Treasury Collateral ETF, for the periods November 1, 2017 through August 31, 2018 and January 10, 2017 (commencement of investment operations) through October 31, 2017), the changes in each of their net assets for the period November 1, 2017 through August 31, 2018 and for each of the two years in the period ended October 31, 2017 (or for Invesco Treasury Collateral ETF, for the periods November 1, 2017 through August 31, 2018 and January 10, 2017 (commencement of investment operations) through October 31, 2017) and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

142

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2018.

In addition to the fees and expenses which the Invesco CEF Income Composite ETF and Invesco Preferred ETF (collectively the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco 1-30 Laddered Treasury ETF (PLW)
Actual	$1,000.00	$1,021.40	0.25%	$1.27
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco California AMT-Free Municipal Bond ETF (PWZ)
Actual	1,000.00	1,021.20	0.28	1.43
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
Invesco CEF Income Composite ETF (PCEF)
Actual	1,000.00	1,030.70	0.50	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
Invesco Fundamental High Yield® Corporate Bond ETF (PHB)
Actual	1,000.00	1,015.30	0.50	2.54
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

143

Fees and Expenses (continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
Actual	$1,000.00	$1,009.30	0.22%	$1.11
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12
Invesco LadderRite 0-5 Year Corporate Bond ETF (LDRI)
Actual	1,000.00	1,011.30	0.22	1.12
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12
Invesco National AMT-Free Municipal Bond ETF (PZA)
Actual	1,000.00	1,016.40	0.28	1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
Invesco New York AMT-Free Municipal Bond ETF (PZT)
Actual	1,000.00	1,015.70	0.28	1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
Invesco Preferred ETF (PGX)
Actual	1,000.00	1,029.20	0.50	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
Invesco Taxable Municipal Bond ETF (BAB)
Actual	1,000.00	1,018.90	0.28	1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43
Invesco Treasury Collateral ETF (CLTL)
Actual	1,000.00	1,009.00	0.08	0.41
Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.08	0.41
Invesco Variable Rate Preferred ETF (VRP)
Actual	1,000.00	1,020.30	0.50	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
Invesco VRDO Tax-Free Weekly ETF (PVI)
Actual	1,000.00	1,005.30	0.25	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

144

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended August 31, 2018:

	Qualified Interest Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Tax Exempt Income*	Long-Term Capital Gain
Invesco 1-30 Laddered Treasury ETF	100%	0%	0%	0%	$—
Invesco California AMT-Free Municipal Bond ETF	0%	0%	0%	99%	—
Invesco CEF Income Composite ETF	0%	15%	15%	0%	—
Invesco Fundamental High Yield® Corporate Bond ETF	98%	0%	0%	0%	—
Invesco Fundamental Investment Grade Corporate Bond ETF	100%	0%	0%	0%	—
Invesco LadderRite 0-5 Year Corporate Bond ETF	78%	0%	0%	0%	—
Invesco National AMT-Free Municipal Bond ETF	0%	0%	0%	99%	—
Invesco New York AMT-Free Municipal Bond ETF	0%	0%	0%	99%	—
Invesco Preferred ETF	0%	70%	55%	0%	—
Invesco Taxable Municipal Bond ETF	100%	0%	0%	0%	—
Invesco Treasury Collateral ETF	100%	0%	0%	0%	—
Invesco Variable Rate Preferred ETF	0%	23%	21%	0%	—
Invesco VRDO Tax-Free Weekly ETF	0%	0%	0%	100%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal period.

145

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	221	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	221	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	221	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

146

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	221	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

147

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum***—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	221	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.
***	Effective September 19, 2018, Mr. Nussbaum resigned from the Board of Trustees of the Trust.

148

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	221	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

149

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

* This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

150

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd./ Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

151

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-FINC-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2018

USEQ	Invesco Russell 1000 Enhanced Equal Weight ETF
EQAL	Invesco Russell 1000 Equal Weight ETF
USLB	Invesco Russell 1000 Low Beta Equal Weight ETF
SPVU	Invesco S&P 500 Enhanced Value ETF
XRLV	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
SPHB	Invesco S&P 500® High Beta ETF
SPHD	Invesco S&P 500® High Dividend Low Volatility ETF
SPLV	Invesco S&P 500® Low Volatility ETF
SPMV	Invesco S&P 500 Minimum Variance ETF
SPMO	Invesco S&P 500 Momentum ETF
SPVM	Invesco S&P 500 Value with Momentum ETF
XMLV	Invesco S&P MidCap Low Volatility ETF
XSHD	Invesco S&P SmallCap High Dividend Low Volatility ETF
XSLV	Invesco S&P SmallCap Low Volatility ETF
XSHQ	Invesco S&P SmallCap Quality ETF

2

The Market Environment

Domestic Equity

The fiscal period proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal period unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low—a hallmark of 2017.

At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1

Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal period, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal period ended the same way it began with several US equity indexes reaching new record highs.

Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal period: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Treasury
[2]	Source: US Federal Reserve

3

USEQ	Manager’s Analysis
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

As an index fund, the Invesco Russell 1000 Enhanced Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell 1000® Enhanced Value Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) exhibiting upward price momentum and fair valuations. The Index is a subset of the Russell 1000, which measures the performance of the large-cap segment of the U.S. equity universe.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects constituent securities for the Index using a three-step screening process. First, Russell excludes securities with zero or negative earnings over the past 12 months. Second, Russell screens for value stocks. Russell excludes stocks with valuation scores in the bottom 10% of all eligible stocks. Third, Russell screens for securities with greater positive price “momentum.” Stocks are ranked from highest returns to lowest returns over that period within each of 10 industries, and stocks with returns ranking in the bottom 10% of each industry are excluded. The remaining securities are included in the Index. Constituent securities in the Index are equally weighted. The Index also may include securities of mid-cap issuers. Therefore, due to the equal weighting methodology of the Index, the Fund may have greater exposure to mid-cap issuers than would be the case if the Index used a traditional capitalization-weighted methodology. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 10.29%. On a net asset value (“NAV”) basis, the Fund returned 10.38%. During the same time period, the Index returned 10.61%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 14.69%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be primarily attributed to its allocation to the information technology sector and stock selection within the consumer discretionary sector.

For the fiscal period ended August 31, 2018, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The materials sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Lululemon Athletica, Inc., a consumer discretionary company (portfolio average weight of 0.21%), and NetApp, Inc., an information technology company (portfolio average weight of 0.18%). Positions that detracted most significantly from the Fund’s return included Akorn, Inc., a health care company (no longer held at fiscal period-end), and Coherent, Inc., an information technology company (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Financials	17.7
Industrials	16.6
Consumer Discretionary	16.0
Information Technology	11.6
Health Care	9.5
Real Estate	7.5
Consumer Staples	5.9
Materials	5.5
Utilities	4.5
Energy	4.3
Telecommunication Services	0.9
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Concho Resources, Inc.	0.2
Lululemon Athletica, Inc.	0.2
Premier, Inc., Class A	0.2
Fortinet, Inc.	0.2
Manhattan Associates, Inc.	0.2
First Data Corp., Class A	0.2
WellCare Health Plans, Inc.	0.2
Darden Restaurants, Inc.	0.2
Nordstrom, Inc.	0.2
Credit Acceptance Corp.	0.2
Total	2.0

4

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Russell 1000® Enhanced Value Equal Weight Index	16.09%	14.20%	16.21%
Russell 1000® Index	19.82	18.62	21.32
Fund
NAV Return	15.76	13.88	15.85
Market Price Return	15.79	13.91	15.88

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

EQAL	Manager’s Analysis
Invesco Russell 1000 Equal Weight ETF (EQAL)

As an index fund, the Invesco Russell 1000 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell 1000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Index is composed of all the securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”). The Index Provider equally weights the Index by applying a two-step weighting process. First, the Index Provider separates the component securities of the Russell 1000 into different economic sector groups based on the Russell Global Sectors (the “RGS”) classification system. There are nine economic sectors within the RGS classification system. Next, the Index Provider equally weights those nine sector groups, and then equally weights the individual securities within each of those sector groups. The Index Provider re-weights the Index quarterly and reconstitutes it annually in accordance with this equally-weighted methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 12.49%. On a net asset value (“NAV”) basis, the Fund returned 12.50%. During the same time period, the Index returned 12.69%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned 14.69%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocations in the consumer discretionary sector.

For the fiscal period ended August 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the energy and health care sectors, respectively. The materials sector was the greatest detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Whiting Petroleum Corp., an energy company (portfolio average weight of 0.18%), and HollyFrontier Corp., an energy company (portfolio average weight of 0.19%). Positions that detracted most significantly from the Fund’s return included TESARO, Inc., a health care company (portfolio average weight of 0.08%), and Pilgrim’s Pride Corp., a consumer staples company (portfolio average weight of 0.21%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Information Technology	13.5
Industrials	12.8
Health Care	11.9
Consumer Staples	11.2
Energy	10.5
Consumer Discretionary	9.9
Utilities	9.7
Materials	8.5
Financials	6.1
Real Estate	3.7
Telecommunication Services	2.1
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Concho Resources, Inc.	0.4
Sprouts Farmers Market, Inc.	0.3
Kroger Co. (The)	0.3
CenturyLink, Inc.	0.3
McCormick & Co., Inc.	0.3
United States Cellular Corp.	0.3
PG&E Corp.	0.3
Eversource Energy	0.3
Casey’s General Stores, Inc.	0.3
DTE Energy Co.	0.3
Total	3.1

*	Excluding money market fund holdings.

6

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Russell 1000® Equal Weight Index	17.63%	13.46%	46.07%	9.61%	40.27%
Russell 1000® Index	19.82	15.84	55.45	11.62	49.99
Fund
NAV Return	17.37	13.22	45.14	9.38	39.19
Market Price Return	17.44	13.22	45.12	9.36	39.12

Fund Inception: December 23, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

USLB	Manager’s Analysis
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

As an index fund, the Invesco Russell 1000 Low Beta Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Russell 1000® Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to constituents of the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit low beta characteristics. The Russell 1000 is designed to measure the performance of the U.S. equity market, and consists of the stocks of the largest 1,000 companies by capitalization in the U.S.

Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. To calculate the beta score for each security in the Russell 1000, the Index Provider analyzes the security’s monthly returns over the past eighteen months to see the extent to which they correlate to overall market movements. Securities with a beta score of less than that of the overall U.S. equity market average (that is, securities whose price changes exhibit less volatility than the average amount of volatility in the market) are eligible for inclusion in the Index. The Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 13.04%. On a net asset value (“NAV”) basis, the Fund returned 13.04%. During the same time period, the Index returned 13.44%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 14.69%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the information technology sector during the fiscal period ended August 31,

2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to the utilities sector.

For the fiscal period ended August 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector. The utilities sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Netflix, Inc., a consumer discretionary company (no longer held at fiscal period-end), and Under Armour, Inc., Class A, a consumer discretionary company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included RPC, Inc., an energy company (portfolio average weight of 0.15%), and Pilgrim’s Pride Corp., a consumer staples company (portfolio average weight of 0.17%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Financials	16.1
Real Estate	13.6
Information Technology	13.3
Consumer Discretionary	12.3
Industrials	10.2
Health Care	9.7
Materials	6.7
Utilities	6.4
Energy	5.3
Consumer Staples	4.9
Telecommunication Services	1.4
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Prologis, Inc. REIT	0.4
Concho Resources, Inc.	0.4
Lululemon Athletica, Inc.	0.3
Paycom Software, Inc.	0.3
Fortinet, Inc.	0.3
First Data Corp., Class A	0.3
Veeva Systems, Inc., Class A	0.3
Regeneron Pharmaceuticals, Inc.	0.3
Premier, Inc., Class A	0.3
GrubHub, Inc.	0.2
Total	3.1

8

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Russell 1000® Low Beta Equal Weight Index	15.88%	12.34%	38.82%
Russell 1000® Index	19.82	14.45	46.31
Fund
NAV Return	15.40	11.91	37.32
Market Price Return	15.40	11.86	37.16

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

SPVU	Manager’s Analysis
Invesco S&P 500 Enhanced Value ETF (SPVU)

As an index fund, the Invesco S&P 500 Enhanced Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500 Enhanced Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its existing guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Benchmark Index”) that have the highest “value score.”

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Benchmark Index by evaluating each stock’s: (i) book value-to-price ratio, (ii) earnings-to-price ratio, and (iii) sales-to-price ratio. The Index Provider then calculates the value score of each security based on a composite of those three factors and selects the 100 stocks with the highest value score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 11.60%. On a net asset value (“NAV”) basis, the Fund returned 11.61%. During the same time period, the Index returned 11.80%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 14.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and proprietary weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to overweighting of the financials sector.

For the fiscal period ended August 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. No sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Valero Energy Corp., an energy company (portfolio average weight of 1.53%), and Verizon Communications, Inc., a telecommunication services company (portfolio average weight of 5.42%). Positions that detracted most significantly from the Fund’s return included Ford Motor Co., a consumer discretionary company (portfolio average weight of 1.73%), and Citigroup Inc., a financials company (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Financials	35.5
Consumer Discretionary	14.8
Telecommunication Services	10.9
Health Care	10.2
Consumer Staples	9.8
Energy	5.5
Industrials	5.5
Materials	2.7
Utilities	2.4
Information Technology	2.4
Real Estate	0.2
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Verizon Communications, Inc.	5.4
Berkshire Hathaway, Inc., Class B	5.2
Wells Fargo & Co.	5.1
Bank of America Corp.	5.0
Comcast Corp., Class A	4.7
AT&T, Inc.	4.6
Walmart, Inc.	3.5
CVS Health Corp.	3.0
Prudential Financial, Inc.	1.9
Express Scripts Holding Co.	1.9
Total	40.3

10

Invesco S&P 500 Enhanced Value ETF (SPVU) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
S&P 500 Enhanced Value Index	17.60%	15.07%	50.09%
S&P 500® Index	19.66	15.80	52.86
Fund
NAV Return	17.34	14.78	49.00
Market Price Return	17.44	14.76	48.90

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

XRLV	Manager’s Analysis
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

As an index fund, the Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Rate Response Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to the 100 constituents of the S&P 500® Index (the “Benchmark Index”) that exhibit both low volatility and low interest rate risk. The Index is designed to include stocks exhibiting low volatility characteristics, after removing stocks that historically have performed poorly in rising interest rate environments. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider determines a stock’s “rate sensitivity” by performing a regression of the stock’s returns over a five-year period to changes in interest rates over that same period. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 12.96%. On a net asset value (“NAV”) basis, the Fund returned 12.92%. During the same time period, the Index returned 13.16%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 14.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that historically have had the highest positive sensitivity to interest rates and the lowest volatility.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the consumer discretionary sector as well as fees and operating expenses incurred by the Fund.

For the fiscal period ended August 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and financials sectors, respectively. The utilities sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Progressive Corp. (The), a financials company (portfolio average weight of 1.02%), and Verisk Analytics, Inc., an industrials company (portfolio average weight of 1.06%). Positions that detracted most significantly from the Fund’s return included Mohawk Industries, Inc., a consumer discretionary company (no longer held at fiscal period-end), and Fortune Brands Home & Security, Inc., an industrials company (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Financials	25.2
Information Technology	17.1
Industrials	13.7
Health Care	11.7
Consumer Staples	8.6
Materials	7.1
Consumer Discretionary	6.8
Real Estate	5.1
Energy	3.7
Telecommunication Services	0.9
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Coca-Cola Co. (The)	1.3
Ecolab, Inc.	1.2
Procter & Gamble Co. (The)	1.2
Marsh & McLennan Cos., Inc.	1.2
Honeywell International, Inc.	1.1
PepsiCo, Inc.	1.1
Aon PLC	1.1
Fidelity National Information Services, Inc.	1.1
Republic Services, Inc.	1.1
Willis Towers Watson PLC	1.1
Total	11.5

12

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P 500® Low Volatility Rate Response Index	17.96%	16.53%	58.26%	13.35%	52.98%
S&P 500® Index	19.66	16.11	56.55	12.44	48.84
Fund
NAV Return	17.66	16.22	56.99	13.05	51.58
Market Price Return	17.70	16.17	56.77	13.03	51.50

Fund Inception: April 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

SPHB	Manager’s Analysis
Invesco S&P 500® High Beta ETF (SPHB)

As an index fund, the Invesco S&P 500® High Beta ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 14.22%. On a net asset value (“NAV”) basis, the Fund returned 14.12%. During the same time period, the Index returned 14.41%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Funds participates.

During this same time period, the Benchmark Index returned 14.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the information technology sector and allocations within the consumer discretionary sector.

For the fiscal period ended August 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the financials sector, respectively. The real estate sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Advanced Micro Devices, Inc., an information technology company (portfolio average weight of 1.59%), and NetApp, Inc., an information technology company (portfolio average weight of 0.99%). Positions that detracted most significantly from the Fund’s return included Invesco Ltd., a financials company (portfolio average weight of 0.89%), and Western Digital Corp., an information technology company (portfolio average weight of 0.89%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Information Technology	33.2
Financials	24.4
Industrials	12.7
Health Care	12.7
Consumer Discretionary	6.6
Materials	5.6
Energy	4.7
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Advanced Micro Devices, Inc.	1.6
NVIDIA Corp.	1.5
Micron Technology, Inc.	1.4
Lam Research Corp.	1.4
Align Technology, Inc.	1.3
Netflix, Inc.	1.3
Incyte Corp.	1.2
KLA-Tencor Corp.	1.2
United Rentals, Inc.	1.2
Applied Materials, Inc.	1.2
Total	13.3

14

Invesco S&P 500® High Beta ETF (SPHB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
S&P 500® High Beta Index	24.34%	16.03%	56.22%	13.80%	90.87%	10.49%	107.57%
S&P 500® Index	19.66	16.11	56.55	14.52	97.01	13.57	153.79
Fund
NAV Return	23.98	15.70	54.87	13.48	88.22	10.18	103.27
Market Price Return	24.22	15.71	54.91	13.50	88.38	10.20	103.54

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

SPHD	Manager’s Analysis
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

As an index fund, the Invesco S&P 500® High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 50 securities in the S&P 500® Index (the “Benchmark Index”) that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the Benchmark Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector within the Benchmark Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 50 securities with the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 4.45%. On a net asset value (“NAV”) basis, the Fund returned 4.48%. During the same time period, the Index returned 4.77%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during that period.

During this same time period, the Benchmark Index returned 14.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 50 securities within the Benchmark Index that historically have provided high dividend yields with lower volatility.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the information technology sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to the consumer discretionary and information technology sectors.

For the fiscal period ended August 31, 2018, the real estate sector contributed most significantly to the Fund’s return, followed by the energy and health care sectors, respectively. The consumer staples sector was the greatest detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Occidental Petroleum Corp., an energy company (portfolio average weight of 1.66%), and AbbVie, Inc., a health care company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included General Electric Co., an industrials company (no longer held at fiscal period-end), and Invesco Ltd., a financials company (portfolio average weight of 1.91%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Utilities	19.0
Real Estate	17.9
Consumer Staples	15.5
Energy	10.7
Financials	10.5
Consumer Discretionary	5.6
Telecommunication Services	5.3
Industrials	5.0
Information Technology	3.6
Health Care	3.5
Materials	3.3
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Iron Mountain, Inc.	3.0
AT&T, Inc.	2.9
HCP, Inc.	2.8
PPL Corp.	2.8
Welltower, Inc.	2.8
Ventas, Inc.	2.7
Realty Income Corp.	2.4
Philip Morris International, Inc.	2.4
Verizon Communications, Inc.	2.3
Ford Motor Co.	2.3
Total	26.4

16

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility High Dividend Index	8.19%	14.38%	49.63%	13.59%	89.10%	13.14%	106.37%
S&P 500® Index	19.66	16.11	56.55	14.52	97.01	14.83	125.10
Fund
NAV Return	7.85	14.00	48.15	13.21	86.00	12.77	102.45
Market Price Return	7.90	13.98	48.06	13.24	86.22	12.76	102.37

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

SPLV	Manager’s Analysis
Invesco S&P 500® Low Volatility ETF (SPLV)

As an index fund, the Invesco S&P 500® Low Volatility ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 8.76%. On a net asset value (“NAV”) basis, the Fund returned 8.77%. During the same time period, the Index returned 9.02%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 14.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to the utilities, consumer discretionary, and information technology sectors.

For the fiscal period ended August 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors,

respectively. The telecommunication services sector detracted most significantly from the Fund’s return, followed by the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Nasdaq, Inc., a financials company (portfolio average weight of 1.00%), and Keurig Dr. Pepper Inc., a consumer staples company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included Edison International, a utilities company (no longer held at fiscal period-end), and PPL Corp., a utilities company (portfolio average weight of 0.92%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Utilities	23.2
Real Estate	18.0
Financials	16.8
Information Technology	10.7
Consumer Staples	9.1
Industrials	6.0
Health Care	5.7
Materials	4.9
Consumer Discretionary	3.8
Energy	1.8
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Coca-Cola Co. (The)	1.2
Ecolab, Inc.	1.2
Duke Energy Corp.	1.2
CMS Energy Corp.	1.1
AvalonBay Communities, Inc.	1.1
Exelon Corp.	1.1
Consolidated Edison, Inc.	1.1
DTE Energy Co.	1.1
Procter & Gamble Co. (The)	1.1
WEC Energy Group, Inc.	1.1
Total	11.3

18

Invesco S&P 500® Low Volatility ETF (SPLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility Index	11.98%	13.91%	47.79%	12.98%	84.05%	13.10%	146.25%
S&P 500® Index	19.66	16.11	56.55	14.52	97.01	13.57	153.79
Fund
NAV Return	11.65	13.60	46.60	12.67	81.61	12.80	141.49
Market Price Return	11.73	13.59	46.55	12.69	81.71	12.80	141.53

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

SPMV	Manager’s Analysis
Invesco S&P 500 Minimum Variance ETF (SPMV)

As an index fund, the Invesco S&P 500 Minimum Variance ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Minimum Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of constituent securities in the S&P 500® Index (the “Benchmark Index”). The Index measures the performance of a portfolio of equity securities using a managed volatility strategy that seeks to achieve lower total risk than the Benchmark Index, while maintaining other similar characteristics of the Benchmark Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Unlike the Benchmark Index, which is a traditional market capitalization-weighted index (meaning that companies with larger market capitalizations receive proportionally greater weight in the index, without regard to the volatility of those stocks), the Index weights its constituents using a managed volatility methodology that is designed to minimize the overall forecasted volatility (i.e., to reduce the magnitude of price fluctuations) of the Index. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 13.45%. On a net asset value (“NAV”) basis, the Fund returned 13.50%. During the same time period, the Index returned 13.37%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to beneficial trade execution associated with portfolio rebalances, which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 14.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the energy sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation within the utilities and real estate sectors.

For the fiscal period ended August 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Nike, Inc., Class B, a consumer discretionary company (portfolio average weight of 2.40%), and QUALCOMM, Inc., an information technology company (portfolio average weight of 1.92%). Positions that detracted most significantly from the Fund’s return included Mohawk Industries, Inc., a consumer discretionary company (portfolio average weight of 0.99%), and Southard Co., a utilities company (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Information Technology	20.9
Health Care	16.5
Consumer Discretionary	14.2
Financials	11.2
Consumer Staples	11.2
Industrials	9.9
Utilities	8.0
Telecommunication Services	4.2
Real Estate	2.4
Materials	1.1
Energy	0.3
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
VF Corp.	2.4
NIKE, Inc., Class B	2.4
UnitedHealth Group, Inc.	2.3
Becton, Dickinson and Co.	2.1
Microsoft Corp.	2.1
Waste Management, Inc.	2.0
Alphabet, Inc., Class C	2.0
Stryker Corp.	2.0
Johnson & Johnson	1.9
Texas Instruments, Inc.	1.9
Total	21.1

20

Invesco S&P 500 Minimum Variance ETF (SPMV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P 500® Minimum Volatility Index	17.50%	16.68%	19.08%
S&P 500® Index	19.66	18.50	21.18
Fund
NAV Return	17.60	16.74	19.14
Market Price Return	17.51	16.65	19.05

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

21

SPMO	Manager’s Analysis
Invesco S&P 500 Momentum ETF (SPMO)

As an index fund, the Invesco S&P 500 Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects approximately 100 stocks from the S&P 500® Index (the “Benchmark Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Benchmark Index.

In selecting constituent securities for the Index, the Index Provider calculates the momentum score of each stock in the Benchmark Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then selects the 100 stocks with the highest momentum score for inclusion in the Index using a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their momentum score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 21.26%. On a net asset value (“NAV”) basis, the Fund returned 21.12%. During the same time period, the Index returned 21.30%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 14.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and the Index Provider’s proprietary weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the energy sector during the fiscal period ended August 31, 2018.

For the fiscal period ended August 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and financials sectors, respectively. The real estate and materials sectors detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Microsoft Corp., an information technology company (portfolio average weight of 9.83%), and Amazon.com Inc., a consumer discretionary company (portfolio average weight of 9.97%). Positions that detracted most significantly from the Fund’s return included AbbVie, Inc., a health care company (portfolio average weight of 2.03%), and 3M Co., an industrials company (portfolio average weight of 1.53%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Information Technology	39.6
Consumer Discretionary	17.7
Financials	13.2
Industrials	13.1
Health Care	11.5
Consumer Staples	2.8
Real Estate	1.0
Materials	0.5
Energy	0.5
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Amazon.com, Inc.	10.0
Microsoft Corp.	9.8
Alphabet, Inc., Class C	3.9
Berkshire Hathaway, Inc., Class B	3.8
Alphabet, Inc., Class A	3.7
Visa, Inc., Class A	3.6
Boeing Co. (The)	3.6
Facebook, Inc., Class A	3.5
JPMorgan Chase & Co.	3.4
Home Depot, Inc. (The)	2.9
Total	48.2

22

Invesco S&P 500 Momentum ETF (SPMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P 500® Momentum Index	32.23%	19.22%	66.29%
S&P 500® Index	19.66	15.80	52.86
Fund
NAV Return	31.96	18.92	65.07
Market Price Return	32.21	18.90	64.99

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

23

SPVM	Manager’s Analysis
Invesco S&P 500 Value With Momentum ETF (SPVM)

As an index fund, the Invesco S&P 500 Value With Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of the 100 securities in the S&P 500® Index (the “Benchmark Index”) having both the highest “value scores” and “momentum scores,” all as determined by the Index Provider using its methodology described below.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects constituents for the Index using a two-step screening process: first, it identifies the 200 stocks from among the approximately 500 stocks in the Benchmark Index with the highest value scores (i.e., those stocks that the Index Provider has calculated as being undervalued by investors); second, from among those 200 stocks, it identifies the 100 stocks with the highest positive momentum scores (i.e., those stocks that the Index Provider has calculated as showing better recent performance than other stocks). The component stocks of the Index are weighted by their value score; stocks with higher value scores receive relatively greater weights. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 9.34%. On a net asset value (“NAV”) basis, the Fund returned 9.42%. During the same time period, the Index returned 9.75%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 14.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that have high value and positive momentum scores.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses incurred by the Fund during the period as well as its allocation to the financials sector.

For the fiscal period ended August 31, 2018, the health care sector contributed most significantly to the Fund’s return, followed by the financials and energy sectors, respectively. No sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Centene Corp., a health care company (portfolio average weight 1.57%), and Valero Energy Corp., an energy company (portfolio average weight 1.31%). Positions that detracted most significantly from the Fund’s return included Unum Group, a financials company (portfolio average weight 1.77%), and McKesson Corp., a health care company (portfolio average weight 1.59%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Financials	32.4
Consumer Discretionary	14.8
Health Care	11.5
Utilities	10.9
Industrials	10.0
Energy	5.6
Information Technology	5.6
Materials	3.9
Consumer Staples	3.3
Telecommunication Services	1.2
Real Estate	0.7
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Unum Group	1.8
Lincoln National Corp.	1.7
MetLife, Inc.	1.7
McKesson Corp.	1.6
Centene Corp.	1.6
Hewlett Packard Enterprise Co.	1.5
Anthem, Inc.	1.5
Allstate Corp. (The)	1.5
Loews Corp.	1.5
Marathon Petroleum Corp.	1.5
Total	15.9

*	Excluding money market fund holdings.

24

Invesco S&P 500 Value with Momentum ETF (SPVM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P 500® High Momentum Value Index	16.37%	14.54%	20.94%
S&P 500® Index	19.66	18.27	26.48
Fund
NAV Return	15.99	14.14	20.35
Market Price Return	15.99	14.18	20.40

Fund Inception: April 6, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

25

XMLV	Manager’s Analysis
Invesco S&P MidCap Low Volatility ETF (XMLV)

As an index fund, the Invesco S&P MidCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, S&P DJI selects for inclusion in the Index the 80 securities that it has determined have the lowest volatility over the past 12 months out of the 400 medium capitalization securities that are contained in the S&P MidCap 400® Index (the “Benchmark Index”). Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 80 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 11.04%. On a net asset value (“NAV”) basis, the Fund returned 11.00%. During the same time period, the Index returned 11.27%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 12.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 mid-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 80 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the utilities and real estate sectors and most underweight in the information technology and consumer discretionary sectors during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to the utilities sector.

For the fiscal period ended August 31, 2018, the financials sector contributed most significantly to the Fund’s return, followed by the real estate and industrials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Jack Henry & Associates, Inc., an information technology company (portfolio average weight of 1.63%), and Churchill Downs Inc., a consumer discretionary company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included Owens & Minor, Inc., a health care company (no longer held at fiscal period-end), and Ingredion, Inc., a consumer staples company (portfolio average weight of 1.17%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Real Estate	27.1
Utilities	21.2
Financials	16.1
Materials	8.8
Industrials	8.1
Information Technology	6.4
Consumer Staples	4.9
Consumer Discretionary	3.9
Health Care	3.6
Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Jack Henry & Associates, Inc.	1.6
Hawaiian Electric Industries, Inc.	1.6
Brown & Brown, Inc.	1.6
Atmos Energy Corp.	1.6
Douglas Emmett, Inc.	1.5
Highwoods Properties, Inc.	1.5
W.R. Berkley Corp.	1.5
UGI Corp.	1.4
Camden Property Trust	1.4
IDACORP, Inc.	1.4
Total	15.1

26

Invesco S&P MidCap Low Volatility ETF (XMLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P MidCap 400® Low Volatility Index	15.57%	17.00%	60.17%	15.96%	109.65%	15.16%	118.53%
S&P MidCap 400® Index	20.00	14.84	51.46	13.30	86.69	13.30	99.72
Fund
NAV Return	15.24	16.67	58.80	15.63	106.67	14.83	115.09
Market Price Return	15.31	16.68	58.87	15.64	106.75	14.84	115.17

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

27

XSHD	Manager’s Analysis
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

As an index fund, the Invesco S&P SmallCap High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 60 securities in the S&P SmallCap 600® Index (the “Benchmark Index”) that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the Benchmark Index the 90 securities with the highest dividend yields over the past 12 months, with no one sector within the Benchmark Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 60 securities with the lowest realized volatility over the past 12 months. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 11.26%. On a net asset value basis, the Fund returned 11.39%. During the same time period, the Index returned 11.72%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 60 securities within the Benchmark Index that historically have provided high dividend yields with lower volatility.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the industrials sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to the health care sector.

For the fiscal period ended August 31, 2018, the consumer staples sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector and financials sector, respectively. The materials sector was the only detractor from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Medifast Inc., a consumer staples company (no longer held at fiscal period-end), and Dine Brands Global, Inc., a consumer discretionary company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included Consolidated Communications Holdings, Inc., a telecommunication services company (no longer held at fiscal period-end) and Franklin Street Properties Corp. REIT, a real estate company (portfolio average weight of 2.93%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Financials	25.0
Real Estate	21.8
Materials	11.4
Information Technology	10.3
Utilities	8.7
Industrials	8.1
Telecommunication Services	4.3
Consumer Staples	3.7
Health Care	2.8
Consumer Discretionary	2.5
Energy	1.4
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Lexington Realty Trust	3.2
Ramco-Gershenson Properties Trust	3.2
Government Properties Income Trust	3.2
Whitestone	3.2
PennyMac Mortgage Investment Trust	3.1
Kite Realty Group Trust	3.1
New York Mortgage Trust, Inc.	3.1
Global NET Lease, Inc.	3.1
Apollo Commercial Real Estate Finance, Inc.	3.0
Waddell & Reed Financial, Inc., Class A	3.0
Total	31.2

28

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility High Dividend Index	19.92%	10.53%	19.11%
S&P SmallCap 600® Index	32.47	20.77	39.06
Fund
NAV Return	19.55	10.13	18.37
Market Price Return	19.51	10.10	18.32

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

29

XSLV	Manager’s Analysis
Invesco S&P SmallCap Low Volatility ETF (XSLV)

As an index fund, the Invesco S&P SmallCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects for inclusion in the Index the 120 securities that it has determined have the lowest volatility over the past 12 months out of the 600 small capitalization securities that are contained in the S&P SmallCap 600® Index (the “Benchmark Index”). Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 120 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 11.71%. On a net asset value (“NAV”) basis, the Fund returned 11.81%. During the same time period, the Index returned 12.12%. During the fiscal period, the Fund fully replicated the component of the index; therefore, the fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 120 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the real estate and financials sectors and most underweight in the consumer discretionary sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to allocation to the health care, real estate, and financials sectors, respectively.

For the fiscal period ended August 31, 2018, the financials sector contributed most significantly to the Fund’s return, followed by the health care sector. The energy and utilities sectors were the only detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Bottomline Technologies (DE), Inc., an information technology company (portfolio average weight of 0.78%) and WD-40 Co., a consumer staples company (portfolio average weight of 0.95%). Positions that detracted most significantly from the Fund’s return included OSI Systems, Inc., an information technology company (no longer held at fiscal period-end), and Multi-Color Corp., an industrials company (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Financials	42.0
Real Estate	22.5
Industrials	11.1
Information Technology	7.1
Utilities	4.9
Materials	4.2
Health Care	3.3
Consumer Discretionary	3.0
Consumer Staples	1.8
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Apollo Commercial Real Estate Finance, Inc.	1.7
Granite Point Mortgage Trust, Inc.	1.1
Redwood Trust, Inc.	1.1
Easterly Government Properties, Inc.	1.1
Invesco Mortgage Capital, Inc.	1.1
ARMOUR Residential REIT, Inc.	1.1
Agree Realty Corp.	1.1
Four Corners Property Trust, Inc.	1.0
Capstead Mortgage Corp.	1.0
Lexington Realty Trust	1.0
Total	11.3

*	Excluding money market fund holdings.

30

Invesco S&P SmallCap Low Volatility ETF (XSLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility Index	20.65%	19.41%	70.28%	16.06%	110.55%	16.24%	130.09%
S&P SmallCap 600® Index	32.47	19.28	69.70	15.45	105.06	16.13	128.97
Fund
NAV Return	20.27	19.10	68.95	15.73	107.62	15.91	126.52
Market Price Return	20.36	19.10	68.95	15.76	107.84	15.88	126.21

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

31

XSHQ	Manager’s Analysis
Invesco S&P SmallCap Quality ETF (XSHQ)

As an index fund, the Invesco S&P SmallCap Quality ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 120 securities in the S&P SmallCap 600® Index (the “Benchmark Index”) that are of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Benchmark Index is designed to measure the small-capitalization segment of the U.S. equity market.

Strictly in accordance with its guidelines and mandated procedures, S&P DJI first calculates the quality score of each security in the Benchmark Index. Based on its criteria, S&P DJI selects the 120 stocks with the highest quality score for inclusion in the Index. S&P DJI weights each component stock of the Index by the total of its quality score multiplied by its market capitalization; stocks with higher scores receive relatively greater weights. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 22.65%. On a net asset value (“NAV”) basis, the Fund returned 22.72%. During the same time period, the Index returned 23.14%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of the 120 securities within the Benchmark Index that have the highest quality score.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the real estate sector during the fiscal period ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection within the consumer staples sector.

For the fiscal period ended August 31, 2018, the health care sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. The telecommunication services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Medifast, Inc., a consumer staples company (portfolio average weight of 1.82%), and Insperity, Inc., an industrials company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included Advanced Energy Industries, Inc., an information technology company (portfolio average weight of 1.41%), and LCI Industries, a consumer discretionary company (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Financials	21.2
Information Technology	18.9
Consumer Discretionary	18.5
Industrials	15.6
Health Care	12.1
Consumer Staples	6.0
Materials	5.1
Real Estate	1.5
Energy	1.0
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Stamps.com, Inc.	2.6
Inogen, Inc.	2.5
CACI International, Inc., Class A	2.5
First Financial Bankshares, Inc.	2.3
Axon Enterprise, Inc.	2.2
FirstCash, Inc.	1.9
Korn/Ferry International	1.8
Medifast, Inc.	1.8
Balchem Corp.	1.8
Amedisys, Inc.	1.7
Total	21.1

*	Excluding money market fund holdings.

32

Invesco S&P SmallCap Quality ETF (XSHQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P SmallCap 600® Quality Index	32.23%	22.20%	32.41%
S&P SmallCap 600® Index	32.47	24.00	35.14
Fund
NAV Return	31.73	21.74	31.71
Market Price Return	31.87	21.87	31.90

Fund Inception: April 6, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

33

Schedule of Investments(a)

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—16.0%
3,794	Adient PLC	$164,242
1,587	Advance Auto Parts, Inc.	260,316
3,411	AMC Networks, Inc., Class A(b)	214,245
2,088	Aptiv PLC	183,765
5,145	Aramark	211,357
4,324	AutoNation, Inc.(b)	196,093
312	AutoZone, Inc.(b)	239,267
2,891	Best Buy Co., Inc.	230,008
98	Booking Holdings, Inc.(b)	191,252
4,064	BorgWarner, Inc.	177,881
1,986	Bright Horizons Family Solutions, Inc.(b)	237,188
3,117	Brunswick Corp.	207,031
1,475	Burlington Stores, Inc.(b)	248,065
310	Cable One, Inc.	259,699
2,906	CarMax, Inc.(b)	226,813
3,201	Carnival Corp.	196,829
1,815	Carter’s, Inc.	192,263
3,927	CBS Corp., Class B	208,210
464	Chipotle Mexican Grill, Inc.(b)	220,484
2,488	Choice Hotels International, Inc.	194,188
5,952	Cinemark Holdings, Inc.	222,129
2,313	Columbia Sportswear Co.	209,789
4,745	D.R. Horton, Inc.	211,200
2,294	Darden Restaurants, Inc.	266,196
2,085	Dollar General Corp.	224,617
2,090	Dollar Tree, Inc.(b)	168,266
812	Domino’s Pizza, Inc.	242,431
3,189	Dunkin’ Brands Group, Inc.	232,446
10,145	Extended Stay America, Inc.	204,726
4,247	Floor & Decor Holdings, Inc., Class A(b)	156,120
3,691	Foot Locker, Inc.	181,966
17,411	Ford Motor Co.	165,056
6,965	Gap, Inc. (The)	211,388
3,305	Garmin Ltd.	225,203
8,552	Gentex Corp.	199,946
2,196	Genuine Parts Co.	219,271
8,174	Goodyear Tire & Rubber Co. (The)	185,468
344	Graham Holdings Co., Class B	193,552
1,823	Grand Canyon Education, Inc.(b)	217,192
7,159	H&R Block, Inc.	193,723
10,813	Hanesbrands, Inc.	189,660
4,787	Harley-Davidson, Inc.	204,022
2,317	Hasbro, Inc.	230,101
4,985	Hilton Grand Vacations, Inc.(b)	162,810
2,458	Hilton Worldwide Holdings, Inc.	190,790
1,077	Home Depot, Inc. (The)	216,229
2,497	Hyatt Hotels Corp., Class A	193,168
8,895	Interpublic Group of Cos., Inc. (The)	207,698
2,936	John Wiley & Sons, Inc., Class A	189,519
3,012	Kohl’s Corp.	238,279
2,506	Las Vegas Sands Corp.	163,943
1,031	Lear Corp.	167,228
4,784	Leggett & Platt, Inc.	217,385
3,666	Lennar Corp., Class A	189,422
202	Lennar Corp., Class B	8,520
1,451	Liberty Media Corp.-Liberty SiriusXM, Class A(b)	67,820
2,932	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	137,921

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
8,473	Lions Gate Entertainment Corp., Class A	$199,285
8,976	Lions Gate Entertainment Corp., Class B	201,511
6,446	LKQ Corp.(b)	222,516
2,101	Lowe’s Cos., Inc.	228,484
1,933	Lululemon Athletica, Inc.(b)	299,480
5,653	Macy’s, Inc.	206,617
1,479	Marriott International, Inc., Class A	187,049
1,267	McDonald’s Corp.	205,545
6,304	MGM Resorts International	182,753
3,379	Michael Kors Holdings Ltd.(b)	245,383
10,478	Michaels Cos., Inc. (The)(b)	178,021
967	Mohawk Industries, Inc.(b)	185,268
2,786	NIKE, Inc., Class B	229,009
4,169	Nordstrom, Inc.	262,022
3,814	Norwegian Cruise Line Holdings Ltd.(b)	204,469
69	NVR, Inc.(b)	184,123
2,823	Omnicom Group, Inc.	195,690
745	O’Reilly Automotive, Inc.(b)	249,888
4,152	Penske Automotive Group, Inc.	218,520
1,781	Polaris Industries, Inc.	193,149
1,395	Pool Corp.	229,143
6,651	PulteGroup, Inc.	185,895
1,295	PVH Corp.	185,392
1,478	Ralph Lauren Corp., Class A	196,293
2,589	Ross Stores, Inc.	247,974
1,898	Royal Caribbean Cruises Ltd.	232,657
5,483	Service Corp. International	230,067
3,502	ServiceMaster Global Holdings, Inc.(b)	211,066
28,224	Sirius XM Holdings, Inc.	200,390
3,101	Six Flags Entertainment Corp.	209,473
6,741	Skechers U.S.A., Inc., Class A(b)	198,725
3,502	Starbucks Corp.	187,182
4,652	Tapestry, Inc.	235,810
2,783	Target Corp.	243,512
4,247	Tempur Sealy International, Inc.(b)	235,241
2,103	Thor Industries, Inc.	200,710
1,562	Tiffany & Co.	191,579
2,279	TJX Cos., Inc. (The)	250,622
5,042	Toll Brothers, Inc.	182,672
2,715	Tractor Supply Co.	239,680
5,575	Tribune Media Co., Class A	205,662
3,555	Twenty-First Century Fox, Inc., Class A	161,397
1,662	Twenty-First Century Fox, Inc., Class B	74,624
794	Ulta Beauty, Inc.(b)	206,440
4,823	Urban Outfitters, Inc.(b)	224,173
837	Vail Resorts, Inc.	249,468
2,498	VF Corp.	230,141
6,356	Viacom, Inc., Class A	214,197
1,600	Visteon Corp.(b)	176,624
2,012	Walt Disney Co. (The)	225,384
12,095	Wendy’s Co. (The)	213,477
1,345	Whirlpool Corp.	168,098
3,680	Williams-Sonoma, Inc.	258,446
4,023	Wyndham Destinations, Inc.	177,817
1,027	Wynn Resorts Ltd.	152,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
5,108	Yum China Holdings, Inc. (China)	$197,577
2,437	Yum! Brands, Inc.	211,751

		23,284,882

	Consumer Staples—5.9%
4,619	Archer-Daniels-Midland Co.	232,798
3,595	Brown-Forman Corp., Class A	189,241
2,857	Bunge Ltd.	185,648
2,064	Casey’s General Stores, Inc.	235,647
4,248	Church & Dwight Co., Inc.	240,352
1,597	Clorox Co. (The)	231,533
4,662	Coca-Cola Co. (The)	207,785
3,124	Colgate-Palmolive Co.	207,465
5,330	Conagra Brands, Inc.	195,877
895	Constellation Brands, Inc., Class A	186,339
1,024	Costco Wholesale Corp.	238,725
3,228	Energizer Holdings, Inc.	205,269
1,329	Estee Lauder Cos., Inc. (The), Class A	186,219
9,694	Flowers Foods, Inc.	195,334
7,696	Hain Celestial Group, Inc. (The)(b)	219,798
4,123	Herbalife Nutrition Ltd.(b)	233,321
2,198	Hershey Co. (The)	220,943
5,415	Hormel Foods Corp.	211,997
1,760	Ingredion, Inc.	177,883
1,885	JM Smucker Co. (The)	194,871
3,047	Kellogg Co.	218,744
1,662	Keurig Dr Pepper, Inc.	37,894
1,909	Kimberly-Clark Corp.	220,566
8,054	Kroger Co. (The)	253,701
3,095	Lamb Weston Holdings, Inc.	209,222
1,963	McCormick & Co., Inc.	245,139
5,068	Mondelez International, Inc., Class A	216,505
3,934	Monster Beverage Corp.(b)	239,541
2,439	Nu Skin Enterprises, Inc., Class A	194,144
1,977	PepsiCo, Inc.	221,444
9,894	Pilgrim’s Pride Corp.(b)	182,940
3,193	Pinnacle Foods, Inc.	212,079
2,600	Post Holdings, Inc.(b)	252,876
2,689	Procter & Gamble Co. (The)	223,053
48	Seaboard Corp.	176,869
9,189	Sprouts Farmers Market, Inc.(b)	243,233
3,095	Sysco Corp.	231,568
2,850	Tyson Foods, Inc., Class A	179,009
5,565	US Foods Holding Corp.(b)	181,363
3,163	Walgreens Boots Alliance, Inc.	216,855
2,394	Walmart, Inc.	229,489

		8,583,279

	Energy—4.3%
1,381	Andeavor	211,003
4,941	Apache Corp.	216,564
8,867	Cabot Oil & Gas Corp.	211,301
10,824	Centennial Resource Development, Inc., Class A(b)	208,578
1,608	Chevron Corp.	190,484
2,120	Cimarex Energy Co.	179,098
12,338	CNX Resources Corp.(b)	196,668

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
2,893	Concho Resources, Inc.(b)	$396,775
2,958	Continental Resources, Inc.(b)	195,080
4,793	Devon Energy Corp.	205,763
1,636	Diamondback Energy, Inc.	198,087
2,946	Energen Corp.(b)	228,462
1,682	EOG Resources, Inc.	198,863
2,515	Exxon Mobil Corp.	201,628
2,593	HollyFrontier Corp.	193,230
12,144	Kinder Morgan, Inc.	214,949
2,573	Marathon Petroleum Corp.	211,732
6,846	Newfield Exploration Co.(b)	186,759
2,393	Occidental Petroleum Corp.	191,129
2,946	ONEOK, Inc.	194,171
6,689	Parsley Energy, Inc., Class A(b)	185,754
4,220	PBF Energy, Inc., Class A	219,102
1,689	Phillips 66	200,163
1,022	Pioneer Natural Resources Co.	178,543
16,065	QEP Resources, Inc.(b)	160,168
11,538	RPC, Inc.	157,840
7,563	SM Energy Co.	227,571
4,159	Targa Resources Corp.	229,036
1,680	Valero Energy Corp.	198,038
7,396	Williams Cos., Inc. (The)	218,848

		6,205,387

	Financials—17.7%
1,275	Affiliated Managers Group, Inc.	186,265
4,417	Aflac, Inc.	204,242
10,440	AGNC Investment Corp. REIT	198,569
358	Alleghany Corp.	226,177
2,131	Allstate Corp. (The)	214,315
7,809	Ally Financial, Inc.	209,906
2,031	American Express Co.	215,245
1,801	American Financial Group, Inc.	200,559
1,681	American National Insurance Co.	215,740
1,440	Ameriprise Financial, Inc.	204,422
18,943	Annaly Capital Management, Inc. REIT	201,175
1,433	Aon PLC	208,587
3,005	Arthur J. Gallagher & Co.	216,781
7,213	Associated Banc-Corp.	196,554
2,108	Assurant, Inc.	216,745
5,632	Assured Guaranty Ltd.	229,448
4,430	Athene Holding Ltd., Class A(b)	219,994
6,824	Bank of America Corp.	211,066
2,342	Bank of Hawaii Corp.	194,690
3,631	Bank of New York Mellon Corp. (The)	189,357
4,184	Bank OZK	169,285
4,722	BankUnited, Inc.	183,166
3,793	BB&T Corp.	195,946
1,052	Berkshire Hathaway, Inc., Class B(b)	219,573
17,307	BGC Partners, Inc., Class A	214,953
378	BlackRock, Inc.	181,085
2,004	BOK Financial Corp.	205,510
7,232	Brown & Brown, Inc.	220,431
2,196	Capital One Financial Corp.	217,602
2,030	Cboe Global Markets, Inc.	204,624
10,924	Chimera Investment Corp. REIT	203,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
1,520	Chubb Ltd.	$205,565
2,919	Cincinnati Financial Corp.	223,800
4,060	CIT Group, Inc.	220,214
4,972	Citizens Financial Group, Inc.	204,648
4,220	CNA Financial Corp.	189,478
2,118	Comerica, Inc.	206,463
3,131	Commerce Bancshares, Inc.	222,489
572	Credit Acceptance Corp.(b)	261,238
1,774	Cullen/Frost Bankers, Inc.	196,719
2,719	Discover Financial Services	212,408
3,218	E*TRADE Financial Corp.(b)	189,411
2,850	East West Bancorp, Inc.	180,661
3,668	Eaton Vance Corp.	193,414
1,780	Erie Indemnity Co., Class A	219,883
1,904	Evercore, Inc., Class A	202,110
893	Everest Re Group Ltd.	199,157
14,903	F.N.B. Corp.	200,445
996	FactSet Research Systems, Inc.	228,472
5,295	Fidelity National Financial, Inc.	212,329
6,573	Fifth Third Bancorp	193,443
3,736	First American Financial Corp.	212,429
462	First Citizens BancShares, Inc., Class A	219,455
6,885	First Hawaiian, Inc.	199,596
10,771	First Horizon National Corp.	198,402
2,005	First Republic Bank	203,688
5,969	Franklin Resources, Inc.	189,456
880	Goldman Sachs Group, Inc. (The)	209,273
1,671	Hanover Insurance Group, Inc. (The)	204,681
13,535	Huntington Bancshares, Inc.	219,402
2,701	Interactive Brokers Group, Inc., Class A	167,894
2,809	Intercontinental Exchange, Inc.	214,130
7,316	Invesco Ltd.(c)	176,316
9,059	Jefferies Financial Group, Inc.	210,350
1,888	JPMorgan Chase & Co.	216,327
10,233	KeyCorp	215,609
3,879	Lazard Ltd., Class A	186,735
5,253	Legg Mason, Inc.	163,894
3,000	Lincoln National Corp.	196,740
4,125	Loews Corp.	207,529
2,914	LPL Financial Holdings, Inc.	193,023
1,176	M&T Bank Corp.	208,328
182	Markel Corp.(b)	220,002
2,493	Marsh & McLennan Cos., Inc.	210,983
4,260	Mercury General Corp.	229,614
4,348	MetLife, Inc.	199,530
25,724	MFA Financial, Inc. REIT	197,046
3,946	Morgan Stanley	192,683
1,678	Morningstar, Inc.	238,813
2,151	Nasdaq, Inc.	205,291
14,198	Navient Corp.	193,661
11,118	New Residential Investment Corp. REIT	206,461
17,225	New York Community Bancorp, Inc.	185,513
1,975	Northern Trust Corp.	212,233
9,488	Old Republic International Corp.	210,444
6,135	OneMain Holdings, Inc.(b)	225,154
3,732	PacWest Bancorp	188,429

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
10,808	People’s United Financial, Inc.	$200,056
2,952	Pinnacle Financial Partners, Inc.	190,552
1,395	PNC Financial Services Group, Inc. (The)	200,238
4,402	Popular, Inc.	221,597
3,566	Principal Financial Group, Inc.	196,808
3,194	Progressive Corp. (The)	215,691
2,733	Prosperity Bancshares, Inc.	204,538
2,053	Prudential Financial, Inc.	201,707
2,055	Raymond James Financial, Inc.	191,197
10,919	Regions Financial Corp.	212,484
1,335	Reinsurance Group of America, Inc.	190,705
1,008	S&P Global, Inc.	208,706
11,446	Santander Consumer USA Holdings, Inc.	247,005
3,092	SEI Investments Co.	195,043
1,553	Signature Bank/New York NY	179,744
17,539	SLM Corp.(b)	205,557
9,197	Starwood Property Trust, Inc. REIT	202,610
2,061	State Street Corp.	179,122
8,048	Sterling Bancorp	183,897
3,026	SunTrust Banks, Inc.	222,593
648	SVB Financial Group(b)	209,142
5,745	Synchrony Financial	181,944
3,692	Synovus Financial Corp.	184,822
1,642	T. Rowe Price Group, Inc.	190,291
7,594	TCF Financial Corp.	192,508
2,062	Texas Capital Bancshares, Inc.(b)	183,312
2,407	Torchmark Corp.	211,623
1,575	Travelers Cos., Inc. (The)	207,270
12,828	Two Harbors Investment Corp. REIT	200,373
8,454	Umpqua Holdings Corp.	180,916
4,036	US Bancorp	218,388
2,615	W.R. Berkley Corp.	204,650
3,115	Webster Financial Corp.	203,659
3,711	Wells Fargo & Co.	217,019
3,308	Western Alliance Bancorp(b)	190,706
224	White Mountains Insurance Group Ltd.	207,861
1,315	Willis Towers Watson PLC	193,660
2,151	Wintrust Financial Corp.	190,471
3,624	Zions Bancorporation	193,123

		25,678,575

	Health Care—9.5%
3,299	Abbott Laboratories	220,505
1,950	AbbVie, Inc.	187,161
4,924	Acadia Healthcare Co., Inc.(b)	204,494
1,148	Aetna, Inc.	229,910
3,210	Agilent Technologies, Inc.	216,803
1,726	Alexion Pharmaceuticals, Inc.(b)	210,986
2,393	AmerisourceBergen Corp.	215,298
1,116	Amgen, Inc.	222,988
871	Anthem, Inc.	230,580
2,799	Baxter International, Inc.	208,162
900	Becton, Dickinson and Co.	235,683
685	Biogen, Inc.(b)	242,141
6,590	Boston Scientific Corp.(b)	234,340
3,797	Bristol-Myers Squibb Co.	229,908
6,553	Bruker Corp.	233,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
5,030	Catalent, Inc.(b)	$210,254
1,694	Centene Corp.(b)	248,137
3,342	Cerner Corp.(b)	217,598
1,899	Charles River Laboratories International, Inc.(b)	234,545
609	Chemed Corp.	197,036
1,179	Cigna Corp.	222,053
878	Cooper Cos., Inc. (The)	224,575
3,102	CVS Health Corp.	233,394
1,989	Danaher Corp.	205,941
2,941	DaVita, Inc.(b)	203,782
1,488	Edwards Lifesciences Corp.(b)	214,629
2,401	Eli Lilly & Co.	253,666
3,118	Encompass Health Corp.	254,398
2,686	Express Scripts Holding Co.(b)	236,422
3,019	Gilead Sciences, Inc.	228,629
1,945	HCA Healthcare, Inc.	260,844
2,179	Hill-Rom Holdings, Inc.	211,951
680	Humana, Inc.	226,617
2,003	IQVIA Holdings, Inc.(b)	254,561
1,195	Jazz Pharmaceuticals PLC(b)	204,249
1,690	Johnson & Johnson	227,626
1,099	Laboratory Corp. of America Holdings(b)	189,984
2,008	Masimo Corp.(b)	236,723
1,394	McKesson Corp.	179,477
4,349	MEDNAX, Inc.(b)	205,925
2,383	Medtronic PLC	229,745
3,424	Merck & Co., Inc.	234,852
367	Mettler-Toledo International, Inc.(b)	214,497
5,091	Mylan NV(b)	199,211
2,705	PerkinElmer, Inc.	250,023
2,647	Perrigo Co. PLC	202,522
5,578	Pfizer, Inc.	231,599
2,304	PRA Health Sciences, Inc.(b)	243,302
6,243	Premier, Inc., Class A(b)	276,128
1,890	Quest Diagnostics, Inc.	207,862
1,923	STERIS PLC	220,030
1,171	Stryker Corp.	198,403
768	Teleflex, Inc.	190,026
971	Thermo Fisher Scientific, Inc.	232,166
823	UnitedHealth Group, Inc.	220,943
1,719	Universal Health Services, Inc., Class B	223,745
1,694	Varian Medical Systems, Inc.(b)	189,762
1,056	Waters Corp.(b)	200,091
887	WellCare Health Plans, Inc.(b)	268,380
2,175	West Pharmaceutical Services, Inc.	254,584
1,818	Zimmer Biomet Holdings, Inc.	224,759
2,385	Zoetis, Inc.	216,081

		13,833,842

	Industrials—16.6%
1,012	3M Co.	213,451
3,122	A.O. Smith Corp.	181,326
6,017	AECOM(b)	202,412
3,096	AGCO Corp.	184,707
4,531	Air Lease Corp.	209,377
2,538	Allegion PLC	221,364
4,770	Allison Transmission Holdings, Inc.	236,878

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
567	AMERCO	$212,563
4,645	American Airlines Group, Inc.	188,030
2,695	AMETEK, Inc.	207,407
3,324	Armstrong World Industries, Inc.(b)	232,015
565	Boeing Co. (The)	193,676
2,984	BWX Technologies, Inc.	182,979
2,247	C.H. Robinson Worldwide, Inc.	215,892
1,883	Carlisle Cos., Inc.	238,783
1,295	Caterpillar, Inc.	179,811
1,099	Cintas Corp.	234,494
1,807	Copa Holdings SA, Class A (Panama)	144,452
3,640	Copart, Inc.(b)	234,088
2,404	Crane Co.	219,437
3,117	CSX Corp.	231,157
1,385	Cummins, Inc.	196,393
1,533	Curtiss-Wright Corp.	205,345
1,298	Deere & Co.	186,652
3,706	Delta Air Lines, Inc.	216,727
4,225	Donaldson Co., Inc.	213,785
2,552	Dover Corp.	219,140
1,620	Dun & Bradstreet Corp. (The)	231,530
2,585	Eaton Corp. PLC	214,917
2,809	Emerson Electric Co.	215,535
2,717	Expeditors International of Washington, Inc.	199,102
3,820	Fastenal Co.	222,935
795	FedEx Corp.	193,940
4,732	Flowserve Corp.	246,632
4,057	Fluor Corp.	232,912
2,712	Fortive Corp.	227,754
3,505	Fortune Brands Home & Security, Inc.	185,695
988	General Dynamics Corp.	191,079
2,570	Genesee & Wyoming, Inc., Class A(b)	225,877
4,330	Graco, Inc.	203,553
1,316	Harris Corp.	213,863
4,974	HD Supply Holdings, Inc.(b)	226,765
3,309	HEICO Corp., Class A	246,520
2,822	Hexcel Corp.	186,591
1,360	Honeywell International, Inc.	216,322
1,826	Hubbell, Inc.	230,733
903	Huntington Ingalls Industries, Inc.	220,756
1,454	IDEX Corp.	222,767
4,068	IHS Markit Ltd.(b)	223,740
1,383	Illinois Tool Works, Inc.	192,071
2,242	Ingersoll-Rand PLC	227,092
3,832	ITT, Inc.	226,509
1,584	J.B. Hunt Transport Services, Inc.	191,268
3,104	Jacobs Engineering Group, Inc.	225,630
1,849	Kansas City Southern	214,410
3,823	KAR Auction Services, Inc.	239,664
2,177	Kirby Corp.(b)	190,052
4,890	Knight-Swift Transportation Holdings, Inc.	166,896
1,011	L3 Technologies, Inc.	216,071
1,777	Landstar System, Inc.	205,777
971	Lennox International, Inc.	216,348
2,217	Lincoln Electric Holdings, Inc.	208,753
635	Lockheed Martin Corp.	203,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
5,269	Masco Corp.	$200,064
1,983	Middleby Corp. (The)(b)	241,014
2,220	MSC Industrial Direct Co., Inc., Class A	189,766
1,570	Nordson Corp.	218,261
1,299	Norfolk Southern Corp.	225,818
606	Northrop Grumman Corp.	180,885
1,272	Old Dominion Freight Line, Inc.	193,853
2,632	Oshkosh Corp.	184,924
3,106	Owens Corning	175,862
3,130	PACCAR, Inc.	214,155
1,170	Parker-Hannifin Corp.	205,452
4,501	Pentair PLC (United Kingdom)	195,703
5,544	Quanta Services, Inc.(b)	191,767
965	Raytheon Co.	192,460
2,504	Regal Beloit Corp.	209,585
2,996	Republic Services, Inc.	219,787
3,190	Robert Half International, Inc.	249,394
1,129	Rockwell Automation, Inc.	204,304
1,484	Rockwell Collins, Inc.	201,750
732	Roper Technologies, Inc.	218,407
2,903	Ryder System, Inc.	223,067
6,653	Schneider National, Inc., Class B	179,964
3,905	Sensata Technologies Holding PLC(b)	206,770
1,358	Snap-on, Inc.	240,067
3,920	Southwest Airlines Co.	240,296
2,354	Spirit AeroSystems Holdings, Inc., Class A	201,267
1,398	Stanley Black & Decker, Inc.	196,461
987	Teledyne Technologies, Inc.(b)	234,176
4,904	Terex Corp.	190,030
3,006	Textron, Inc.	207,504
4,127	Timken Co. (The)	200,779
599	TransDigm Group, Inc.(b)	209,650
2,987	TransUnion	224,921
5,722	Trinity Industries, Inc.	205,076
1,379	Union Pacific Corp.	207,705
2,885	United Continental Holdings, Inc.(b)	252,207
1,723	United Parcel Service, Inc., Class B	211,722
1,237	United Rentals, Inc.(b)	192,811
1,594	United Technologies Corp.	209,930
7,299	Univar, Inc.(b)	203,058
4,842	USG Corp.(b)	208,690
1,343	Valmont Industries, Inc.	188,557
1,880	Verisk Analytics, Inc.(b)	223,889
667	W.W. Grainger, Inc.	236,165
1,635	WABCO Holdings, Inc.(b)	201,236
2,081	Wabtec Corp.	225,414
2,401	Waste Management, Inc.	218,251
1,083	Watsco, Inc.	189,514
10,098	Welbilt, Inc.(b)	223,469
3,335	WESCO International, Inc.(b)	203,935
1,876	XPO Logistics, Inc.(b)	199,794
2,815	Xylem, Inc.	213,687

		24,189,133

	Information Technology—11.6%
1,291	Accenture PLC, Class A	218,269
2,642	Akamai Technologies, Inc.(b)	198,520

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
96	Alphabet, Inc., Class A(b)	$118,253
95	Alphabet, Inc., Class C(b)	115,728
2,936	Amdocs Ltd.	191,662
2,299	Amphenol Corp., Class A	217,440
1,075	Apple, Inc.	244,702
3,902	Applied Materials, Inc.	167,864
2,666	Arrow Electronics, Inc.(b)	206,695
1,564	Automatic Data Processing, Inc.	229,517
4,539	Booz Allen Hamilton Holding Corp.	232,215
806	Broadcom, Inc.	176,538
1,758	Broadridge Financial Solutions, Inc.	237,576
5,740	CA, Inc.	251,412
3,104	CDK Global, Inc.	193,441
2,512	CDW Corp.	219,951
1,888	Citrix Systems, Inc.(b)	215,270
4,335	Cognex Corp.	233,223
2,655	Cognizant Technology Solutions Corp., Class A	208,232
10,529	Conduent, Inc.(b)	244,062
3,815	CoreLogic, Inc.(b)	193,955
2,484	Dell Technologies, Inc., Class V(b)	238,886
3,216	Dolby Laboratories, Inc., Class A	225,731
2,511	DXC Technology Co.	228,727
1,529	Electronic Arts, Inc.(b)	173,404
1,617	EPAM Systems, Inc.(b)	231,118
2,502	Euronet Worldwide, Inc.(b)	244,696
1,166	F5 Networks, Inc.(b)	220,514
1,074	Facebook, Inc., Class A(b)	188,734
1,093	Fair Isaac Corp.(b)	252,461
1,982	Fidelity National Information Services, Inc.	214,393
10,650	First Data Corp., Class A(b)	273,918
2,812	Fiserv, Inc.(b)	225,157
999	FleetCor Technologies, Inc.(b)	213,526
3,782	FLIR Systems, Inc.	237,283
3,292	Fortinet, Inc.(b)	275,738
6,608	Genpact Ltd.	202,469
12,919	Hewlett Packard Enterprise Co.	213,551
9,078	HP, Inc.	223,773
1,307	IAC/InterActiveCorp.(b)	257,740
3,612	Intel Corp.	174,929
1,411	International Business Machines Corp.	206,683
831	IPG Photonics Corp.(b)	145,824
7,059	Jabil, Inc.	208,664
1,648	Jack Henry & Associates, Inc.	261,109
7,452	Juniper Networks, Inc.	211,860
1,795	KLA-Tencor Corp.	208,597
998	Lam Research Corp.	172,744
3,321	Leidos Holdings, Inc.	235,027
908	Littelfuse, Inc.	202,993
4,745	Manhattan Associates, Inc.(b)	275,163
9,150	Marvell Technology Group Ltd.	189,222
3,427	Maxim Integrated Products, Inc.	207,231
2,101	Microchip Technology, Inc.	180,749
3,216	Micron Technology, Inc.(b)	168,904
2,064	Microsoft Corp.	231,849
1,749	MKS Instruments, Inc.	162,482
4,835	National Instruments Corp.	230,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
2,994	NetApp, Inc.	$259,909
1,738	NXP Semiconductors NV (Netherlands)(b)	161,877
7,859	ON Semiconductor Corp.(b)	167,711
4,272	Oracle Corp.	207,534
3,048	Paychex, Inc.	223,266
8,366	Sabre Corp.	218,436
2,016	Skyworks Solutions, Inc.	184,061
4,106	SS&C Technologies Holdings, Inc.	243,650
2,301	Synopsys, Inc.(b)	235,024
5,218	Teradyne, Inc.	214,929
1,799	Texas Instruments, Inc.	202,208
2,371	Total System Services, Inc.	230,319
5,978	Trimble, Inc.(b)	251,674
2,416	Ubiquiti Networks, Inc.	216,739
1,561	VeriSign, Inc.(b)	247,590
5,004	Versum Materials, Inc.	199,109
1,481	VMware, Inc., Class A(b)	226,978
2,324	Western Digital Corp.	146,970
7,243	Xerox Corp.	201,790
3,007	Xilinx, Inc.	234,035
1,289	Zebra Technologies Corp., Class A(b)	221,373

		16,826,427

	Materials—5.5%
1,255	Air Products & Chemicals, Inc.	208,694
2,147	Albemarle Corp.	205,081
4,144	Alcoa Corp.(b)	185,113
2,179	AptarGroup, Inc.	228,163
1,883	Avery Dennison Corp.	198,054
5,341	Ball Corp.	223,681
4,768	Bemis Co., Inc.	234,967
1,783	Celanese Corp., Series A	208,308
4,843	CF Industries Holdings, Inc.	251,594
4,029	Chemours Co. (The)	175,664
3,104	DowDuPont, Inc.	217,684
1,856	Eagle Materials, Inc.	171,365
1,920	Eastman Chemical Co.	186,298
1,398	Ecolab, Inc.	210,371
2,280	FMC Corp.	194,826
11,746	Freeport-McMoRan, Inc.	165,031
13,552	Graphic Packaging Holding Co.	192,709
6,145	Huntsman Corp.	187,361
1,612	International Flavors & Fragrances, Inc.	210,027
3,733	International Paper Co.	190,906
1,798	LyondellBasell Industries NV, Class A	202,778
925	Martin Marietta Materials, Inc.	183,816
5,134	Newmont Mining Corp.	159,308
3,137	Nucor Corp.	196,063
6,094	Olin Corp.	187,269
1,700	Packaging Corp. of America	186,864
1,986	PPG Industries, Inc.	219,532
1,288	Praxair, Inc.	203,749
2,129	Reliance Steel & Aluminum Co.	187,118
2,316	Scotts Miracle-Gro Co. (The)	173,052
4,486	Sealed Air Corp.	179,933
528	Sherwin-Williams Co. (The)	240,546
3,868	Sonoco Products Co.	216,763

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
4,074	Southern Copper Corp. (Peru)	$177,789
4,029	Steel Dynamics, Inc.	184,246
5,549	United States Steel Corp.	164,694
9,724	Valvoline, Inc.	209,260
1,577	Vulcan Materials Co.	174,732
2,837	W.R. Grace & Co.	200,462
1,693	Westlake Chemical Corp.	160,107
3,363	WestRock Co.	185,234

		8,039,212

	Real Estate—7.5%
1,483	American Tower Corp. REIT	221,145
10,473	Apple Hospitality REIT, Inc. REIT	184,848
1,675	Boston Properties, Inc. REIT	218,504
12,304	Brandywine Realty Trust REIT	206,215
100	Brookfield Property Partners LP (Bermuda)	1,998
2,463	Brookfield Property REIT, Inc., Class A REIT	49,309
2,299	Camden Property Trust REIT	218,543
4,351	CBRE Group, Inc., Class A(b)	212,372
9,021	Columbia Property Trust, Inc. REIT	217,226
1,896	CoreSite Realty Corp. REIT	220,827
6,570	CubeSmart REIT	200,713
5,225	Douglas Emmett, Inc. REIT	204,088
7,100	Duke Realty Corp. REIT	202,279
2,220	Equity LifeStyle Properties, Inc. REIT	215,074
3,150	Equity Residential REIT	213,412
846	Essex Property Trust, Inc. REIT	208,353
2,077	Extra Space Storage, Inc. REIT	191,520
1,687	Federal Realty Investment Trust REIT	220,339
5,702	Gaming and Leisure Properties, Inc. REIT	204,075
4,234	Highwoods Properties, Inc. REIT	210,599
6,930	Hospitality Properties Trust REIT	200,901
9,209	Host Hotels & Resorts, Inc. REIT	198,270
1,595	Howard Hughes Corp. (The)(b)	207,940
5,718	Hudson Pacific Properties, Inc. REIT	193,497
6,001	Iron Mountain, Inc. REIT	216,636
1,223	Jones Lang LaSalle, Inc.	186,532
2,635	Kilroy Realty Corp. REIT	192,724
2,893	Lamar Advertising Co., Class A REIT	222,906
4,589	Liberty Property Trust REIT	200,769
2,203	Life Storage, Inc. REIT	215,013
3,647	Macerich Co. (The) REIT	214,225
14,844	Medical Properties Trust, Inc. REIT	223,402
4,865	National Retail Properties, Inc. REIT	224,228
6,535	Omega Healthcare Investors, Inc. REIT	215,982
10,135	Outfront Media, Inc. REIT	201,382
13,403	Paramount Group, Inc. REIT	212,840
6,282	Park Hotels & Resorts, Inc. REIT	210,133
3,106	Prologis, Inc. REIT	208,661
965	Public Storage REIT	205,140
5,153	Rayonier, Inc. REIT	179,479
3,743	Realty Income Corp. REIT	219,228
3,443	Regency Centers Corp. REIT	227,341
16,639	Retail Properties of America, Inc., Class A REIT	211,814
1,265	Simon Property Group, Inc. REIT	231,533
2,102	SL Green Realty Corp. REIT	219,449
25,714	Spirit Realty Capital, Inc. REIT	215,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
7,444	STORE Capital Corp. REIT	$214,462
3,734	Taubman Centers, Inc. REIT	241,254
9,676	Uniti Group, Inc. REIT(b)	201,454
28,135	VEREIT, Inc. REIT	220,016
2,899	Vornado Realty Trust REIT	223,223
6,852	Weingarten Realty Investors REIT	211,932
5,399	Weyerhaeuser Co. REIT	187,399
3,000	WP Carey, Inc. REIT	199,740

		10,976,170

	Telecommunication Services—0.9%
6,174	AT&T, Inc.	197,198
7,767	Telephone & Data Systems, Inc.	233,321
3,630	T-Mobile US, Inc.(b)	239,725
5,523	United States Cellular Corp.(b)	236,163
4,139	Verizon Communications, Inc.	225,037
5,783	Zayo Group Holdings, Inc.(b)	200,439

		1,331,883

	Utilities—4.5%
4,853	Alliant Energy Corp.	207,902
3,390	Ameren Corp.	214,350
2,956	American Electric Power Co., Inc.	212,034
2,391	American Water Works Co., Inc.	209,284
5,637	Aqua America, Inc.	209,584
2,234	Atmos Energy Corp.	206,042
3,792	Avangrid, Inc.	187,097
7,699	CenterPoint Energy, Inc.	213,955
4,357	CMS Energy Corp.	214,539
2,634	Consolidated Edison, Inc.	207,902
3,116	Dominion Energy, Inc.	220,519
1,998	DTE Energy Co.	222,058
2,614	Duke Energy Corp.	212,361
2,506	Entergy Corp.	209,476
3,527	Evergy, Inc.	201,215
3,521	Eversource Energy	219,816
4,877	Exelon Corp.	213,174
5,873	Hawaiian Electric Industries, Inc.	207,141
7,173	MDU Resources Group, Inc.	200,055
3,828	National Fuel Gas Co.	212,569
1,217	NextEra Energy, Inc.	207,012
7,950	NiSource, Inc.	215,206
5,734	OGE Energy Corp.	211,183
2,520	Pinnacle West Capital Corp.	197,946
3,816	Public Service Enterprise Group, Inc.	199,768
1,895	Sempra Energy	219,972
4,500	Southern Co. (The)	197,010
3,934	UGI Corp.	212,633
2,897	Vectren Corp.	206,266

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
3,230	WEC Energy Group, Inc.	$218,283
4,413	Xcel Energy, Inc.	212,045

		6,498,397

	Total Investments in Securities (Cost $135,053,099)—100.0%	145,447,187
	Other assets less liabilities—0.0%	52,352

	Net Assets—100.0%	$145,499,539

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

Invesco Russell 1000 Equal Weight ETF (EQAL)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—9.9%
7,212	Adient PLC	$312,207
2,597	Advance Auto Parts, Inc.	425,986
208	Amazon.com, Inc.(b)	418,644
5,147	AMC Networks, Inc., Class A(b)	323,283
3,395	Aptiv PLC	298,794
8,732	Aramark	358,711
7,080	AutoNation, Inc.(b)	321,078
512	AutoZone, Inc.(b)	392,643
4,738	Best Buy Co., Inc.	376,955
170	Booking Holdings, Inc.(b)	331,763
7,108	BorgWarner, Inc.	311,117
3,288	Bright Horizons Family Solutions, Inc.(b)	392,686
5,110	Brunswick Corp.	339,406
2,257	Burlington Stores, Inc.(b)	379,582
503	Cable One, Inc.	421,383
29,910	Caesars Entertainment Corp.(b)	305,082
4,744	CarMax, Inc.(b)	370,269
5,405	Carnival Corp.	332,353
3,219	Carter’s, Inc.	340,989
6,293	CBS Corp., Class B	333,655
1,171	Charter Communications, Inc., Class A(b)	363,478
768	Chipotle Mexican Grill, Inc.(b)	364,938
4,246	Choice Hotels International, Inc.	331,400
9,763	Cinemark Holdings, Inc.	364,355
3,805	Columbia Sportswear Co.	345,113
10,258	Comcast Corp., Class A	379,443
8,049	D.R. Horton, Inc.	358,261
3,760	Darden Restaurants, Inc.	436,310
9,284	Dick’s Sporting Goods, Inc.	347,593
13,610	Discovery, Inc., Class A(b)(c)	378,766
10,184	DISH Network Corp., Class A(b)	360,004
3,607	Dollar General Corp.	388,582
3,931	Dollar Tree, Inc.(b)	316,485
1,267	Domino’s Pizza, Inc.	378,276
5,077	Dunkin’ Brands Group, Inc.	370,063
2,810	Expedia Group, Inc.	366,705
16,086	Extended Stay America, Inc.	324,615
6,307	Floor & Decor Holdings, Inc., Class A(b)	231,845
6,016	Foot Locker, Inc.	296,589
29,173	Ford Motor Co.	276,560
11,076	Gap, Inc. (The)	336,157
5,606	Garmin Ltd.	381,993
7,747	GCI Liberty, Inc., Class A(b)	380,223
7,963	General Motors Co.	287,066
13,758	Gentex Corp.	321,662
3,689	Genuine Parts Co.	368,347
13,814	Goodyear Tire & Rubber Co. (The)	313,440
580	Graham Holdings Co., Class B	326,337
3,040	Grand Canyon Education, Inc.(b)	362,186
14,592	H&R Block, Inc.	394,859
17,195	Hanesbrands, Inc.	301,600
7,856	Harley-Davidson, Inc.	334,823
3,782	Hasbro, Inc.	375,590
8,910	Hilton Grand Vacations, Inc.(b)	291,001
4,188	Hilton Worldwide Holdings, Inc.	325,073
1,736	Home Depot, Inc. (The)	348,537
4,185	Hyatt Hotels Corp., Class A	323,752

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
13,289	International Game Technology PLC	$279,601
14,719	Interpublic Group of Cos., Inc. (The)	343,689
4,924	John Wiley & Sons, Inc., Class A	317,844
4,751	Kohl’s Corp.	375,852
9,643	L Brands, Inc.	254,864
4,303	Las Vegas Sands Corp.	281,502
1,711	Lear Corp.	277,524
7,848	Leggett & Platt, Inc.	356,613
6,538	Lennar Corp., Class A	337,818
4,537	Liberty Broadband Corp., Class C(b)	367,905
10,386	Liberty Media Corp.-Liberty Formula One, Class C(b)	383,867
7,446	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	350,260
13,862	Lions Gate Entertainment Corp., Class A	326,034
7,451	Live Nation Entertainment, Inc.(b)	370,166
10,470	LKQ Corp.(b)	361,424
3,504	Lowe’s Cos., Inc.	381,060
2,773	Lululemon Athletica, Inc.(b)	429,621
9,241	Macy’s, Inc.	337,759
1,268	Madison Square Garden Co. (The), Class A(b)	382,860
2,504	Marriott International, Inc., Class A	316,681
19,361	Mattel, Inc.(b)(c)	298,740
2,072	McDonald’s Corp.	336,141
11,043	MGM Resorts International	320,137
5,261	Michael Kors Holdings Ltd.(b)	382,054
18,403	Michaels Cos., Inc. (The)(b)	312,667
1,625	Mohawk Industries, Inc.(b)	311,334
884	Netflix, Inc.(b)	325,029
13,144	Newell Brands, Inc.	285,488
21,656	News Corp., Class A	283,044
4,644	NIKE, Inc., Class B	381,737
6,950	Nordstrom, Inc.	436,807
6,366	Norwegian Cruise Line Holdings Ltd.(b)	341,281
115	NVR, Inc.(b)	306,872
4,601	Omnicom Group, Inc.	318,941
1,229	O’Reilly Automotive, Inc.(b)	412,231
6,880	Penske Automotive Group, Inc.	362,094
2,677	Polaris Industries, Inc.	290,321
2,292	Pool Corp.	376,484
11,272	PulteGroup, Inc.	315,052
2,172	PVH Corp.	310,944
16,178	Qurate Retail, Inc., Class A(b)	336,341
2,505	Ralph Lauren Corp., Class A	332,689
4,103	Ross Stores, Inc.	392,985
3,061	Royal Caribbean Cruises Ltd.	375,217
9,818	Service Corp. International	411,963
5,897	ServiceMaster Global Holdings, Inc.(b)	355,412
47,015	Sirius XM Holdings, Inc.(c)	333,806
4,802	Six Flags Entertainment Corp.	324,375
11,972	Skechers U.S.A., Inc., Class A(b)	352,935
6,079	Starbucks Corp.	324,923
7,625	Tapestry, Inc.	386,511
4,505	Target Corp.	394,187
6,907	Tempur Sealy International, Inc.(b)	382,579
976	Tesla, Inc.(b)(c)	294,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
3,516	Thor Industries, Inc.	$335,567
2,565	Tiffany & Co.	314,597
3,678	TJX Cos., Inc. (The)	404,470
8,882	Toll Brothers, Inc.	321,795
4,662	Tractor Supply Co.	411,561
9,040	Tribune Media Co., Class A	333,486
6,013	TripAdvisor, Inc.(b)	326,566
7,777	Twenty-First Century Fox, Inc., Class A	353,076
1,408	Ulta Beauty, Inc.(b)	366,080
14,795	Under Armour, Inc., Class A(b)	302,558
7,561	Urban Outfitters, Inc.(b)	351,435
1,241	Vail Resorts, Inc.	369,880
4,148	VF Corp.	382,155
11,999	Viacom, Inc., Class B	351,331
2,615	Visteon Corp.(b)	288,670
3,188	Walt Disney Co. (The)	357,120
3,168	Wayfair, Inc., Class A(b)	428,219
19,699	Wendy’s Co. (The)	347,687
2,234	Whirlpool Corp.	279,205
5,703	Williams-Sonoma, Inc.	400,522
4,118	Wyndham Destinations, Inc.	182,016
5,728	Wyndham Hotels & Resorts, Inc.	325,064
1,970	Wynn Resorts Ltd.	292,230
8,465	Yum China Holdings, Inc. (China)	327,426
4,167	Yum! Brands, Inc.	362,071

		46,892,085

	Consumer Staples—11.2%
19,372	Altria Group, Inc.	1,133,649
24,271	Archer-Daniels-Midland Co.	1,223,258
20,766	Brown-Forman Corp., Class B	1,084,401
15,581	Bunge Ltd.	1,012,453
30,042	Campbell Soup Co.	1,185,157
11,075	Casey’s General Stores, Inc.	1,264,433
22,038	Church & Dwight Co., Inc.	1,246,910
8,587	Clorox Co. (The)	1,244,943
25,199	Coca-Cola Co. (The)	1,123,119
17,350	Colgate-Palmolive Co.	1,152,214
28,781	Conagra Brands, Inc.	1,057,702
4,739	Constellation Brands, Inc., Class A	986,660
1,696	Costco Wholesale Corp.	395,388
24,323	Coty, Inc., Class A	300,632
18,417	Energizer Holdings, Inc.	1,171,137
2,230	Estee Lauder Cos., Inc. (The), Class A	312,468
54,168	Flowers Foods, Inc.	1,091,485
24,692	General Mills, Inc.	1,136,079
39,029	Hain Celestial Group, Inc. (The)(b)	1,114,668
20,343	Herbalife Nutrition Ltd.(b)	1,151,210
11,923	Hershey Co. (The)	1,198,500
30,417	Hormel Foods Corp.	1,190,826
9,714	Ingredion, Inc.	981,794
10,581	JM Smucker Co. (The)	1,093,864
16,487	Kellogg Co.	1,183,602
9,156	Keurig Dr Pepper, Inc.	208,757
10,765	Kimberly-Clark Corp.	1,243,788
18,105	Kraft Heinz Co. (The)	1,054,978
41,952	Kroger Co. (The)	1,321,488

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
16,761	Lamb Weston Holdings, Inc.	$1,133,044
10,359	McCormick & Co., Inc.	1,293,632
16,462	Molson Coors Brewing Co., Class B	1,098,674
27,176	Mondelez International, Inc., Class A	1,160,959
19,594	Monster Beverage Corp.(b)	1,193,079
13,218	Nu Skin Enterprises, Inc., Class A	1,052,153
10,451	PepsiCo, Inc.	1,170,617
13,591	Philip Morris International, Inc.	1,058,603
53,200	Pilgrim’s Pride Corp.(b)	983,668
17,124	Pinnacle Foods, Inc.	1,137,376
12,927	Post Holdings, Inc.(b)	1,257,280
14,458	Procter & Gamble Co. (The)	1,199,291
276	Seaboard Corp.	1,016,999
13,888	Spectrum Brands Holdings, Inc.(c)	1,206,173
51,274	Sprouts Farmers Market, Inc.(b)	1,357,223
16,521	Sysco Corp.	1,236,101
21,024	TreeHouse Foods, Inc.(b)	1,095,350
15,487	Tyson Foods, Inc., Class A	972,738
29,468	US Foods Holding Corp.(b)	960,362
16,937	Walgreens Boots Alliance, Inc.	1,161,201
4,148	Walmart, Inc.	397,627

		53,007,713

	Energy—10.5%
12,379	Anadarko Petroleum Corp.	797,208
6,452	Andeavor	985,801
45,102	Antero Resources Corp.(b)	834,838
20,785	Apache Corp.	911,007
23,519	Apergy Corp.(b)	1,063,529
26,114	Baker Hughes a GE Co.	860,979
37,942	Cabot Oil & Gas Corp.	904,158
53,480	Centennial Resource Development, Inc., Class A(b)	1,030,560
13,551	Cheniere Energy, Inc.(b)	906,968
188,422	Chesapeake Energy Corp.(b)	834,709
7,101	Chevron Corp.	841,184
10,293	Cimarex Energy Co.	869,553
51,790	CNX Resources Corp.(b)	825,533
14,041	Concho Resources, Inc.(b)	1,925,723
13,172	ConocoPhillips	967,220
13,969	Continental Resources, Inc.(b)	921,256
21,527	Devon Energy Corp.	924,154
7,735	Diamondback Energy, Inc.	936,554
13,963	Energen Corp.(b)	1,082,831
7,637	EOG Resources, Inc.	902,922
15,658	EQT Corp.	798,871
58,389	Extraction Oil & Gas, Inc.(b)	674,393
10,743	Exxon Mobil Corp.	861,266
18,428	Halliburton Co.	735,093
13,840	Helmerich & Payne, Inc.	907,489
14,743	Hess Corp.	992,794
12,060	HollyFrontier Corp.	898,711
52,968	Kinder Morgan, Inc.	937,534
111,501	Kosmos Energy Ltd. (Ghana)(b)	1,007,969
42,438	Marathon Oil Corp.	912,841
11,938	Marathon Petroleum Corp.	982,378
26,250	Murphy Oil Corp.	809,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
125,788	Nabors Industries Ltd.	$776,112
21,272	National Oilwell Varco, Inc.	1,001,273
30,118	Newfield Exploration Co.(b)	821,619
25,432	Noble Energy, Inc.	755,839
10,433	Occidental Petroleum Corp.	833,284
12,698	ONEOK, Inc.	836,925
32,142	Parsley Energy, Inc., Class A(b)	892,583
48,195	Patterson-UTI Energy, Inc.	825,580
19,031	PBF Energy, Inc., Class A	988,089
7,615	Phillips 66	902,454
4,694	Pioneer Natural Resources Co.	820,042
73,712	QEP Resources, Inc.(b)	734,909
55,729	Range Resources Corp.	915,070
62,829	RPC, Inc.	859,501
13,172	Schlumberger Ltd.	831,943
36,676	SM Energy Co.	1,103,581
18,519	Targa Resources Corp.	1,019,841
72,910	Transocean Ltd.(b)	882,940
7,691	Valero Energy Corp.	906,615
251,237	Weatherford International PLC(b)	607,994
17,032	Whiting Petroleum Corp.(b)	867,099
32,933	Williams Cos., Inc. (The)	974,487
50,528	WPX Energy, Inc.(b)	963,569

		49,966,662

	Financials—6.1%
1,273	Affiliated Managers Group, Inc.	185,973
4,356	Aflac, Inc.	201,421
10,488	AGNC Investment Corp. REIT	199,482
339	Alleghany Corp.	214,173
2,154	Allstate Corp. (The)	216,628
7,571	Ally Financial, Inc.	203,509
1,997	American Express Co.	211,642
1,809	American Financial Group, Inc.	201,450
3,639	American International Group, Inc.	193,486
1,668	American National Insurance Co.	214,071
1,353	Ameriprise Financial, Inc.	192,072
18,929	Annaly Capital Management, Inc. REIT	201,026
1,421	Aon PLC	206,841
7,369	Arch Capital Group Ltd.(b)	225,270
3,026	Arthur J. Gallagher & Co.	218,296
4,686	Aspen Insurance Holdings Ltd. (Bermuda)	192,829
7,096	Associated Banc-Corp.	193,366
2,083	Assurant, Inc.	214,174
5,329	Assured Guaranty Ltd.	217,103
4,276	Athene Holding Ltd., Class A(b)	212,346
9,398	AXA Equitable Holdings, Inc.	215,684
3,511	Axis Capital Holdings Ltd.	201,953
6,758	Bank of America Corp.	209,025
2,328	Bank of Hawaii Corp.	193,527
3,502	Bank of New York Mellon Corp. (The)	182,629
4,083	Bank OZK	165,198
4,555	BankUnited, Inc.	176,688
3,793	BB&T Corp.	195,946
1,041	Berkshire Hathaway, Inc., Class B(b)	217,278
16,771	BGC Partners, Inc., Class A	208,296
375	BlackRock, Inc.	179,648

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
1,954	BOK Financial Corp.	$200,383
4,394	Brighthouse Financial, Inc.(b)	182,395
7,044	Brown & Brown, Inc.	214,701
2,065	Capital One Financial Corp.	204,621
1,923	Cboe Global Markets, Inc.	193,838
3,513	Charles Schwab Corp. (The)	178,425
10,783	Chimera Investment Corp. REIT	200,887
1,525	Chubb Ltd.	206,241
2,889	Cincinnati Financial Corp.	221,500
3,886	CIT Group, Inc.	210,777
3,018	Citigroup, Inc.	215,002
4,814	Citizens Financial Group, Inc.	198,144
1,177	CME Group, Inc.	205,657
4,206	CNA Financial Corp.	188,849
2,087	Comerica, Inc.	203,441
3,050	Commerce Bancshares, Inc.	216,733
552	Credit Acceptance Corp.(b)	252,104
1,751	Cullen/Frost Bankers, Inc.	194,168
2,645	Discover Financial Services	206,627
3,086	E*TRADE Financial Corp.(b)	181,642
2,841	East West Bancorp, Inc.	180,091
3,633	Eaton Vance Corp.	191,568
1,697	Erie Indemnity Co., Class A	209,630
1,791	Evercore, Inc., Class A	190,115
880	Everest Re Group Ltd.	196,258
14,452	F.N.B. Corp.	194,379
933	FactSet Research Systems, Inc.	214,021
5,209	Fidelity National Financial, Inc.	208,881
6,465	Fifth Third Bancorp	190,265
3,831	First American Financial Corp.	217,831
464	First Citizens BancShares, Inc., Class A	220,405
6,531	First Hawaiian, Inc.	189,334
10,436	First Horizon National Corp.	192,231
1,992	First Republic Bank	202,367
6,008	Franklin Resources, Inc.	190,694
853	Goldman Sachs Group, Inc. (The)	202,852
1,660	Hanover Insurance Group, Inc. (The)	203,333
3,750	Hartford Financial Services Group, Inc. (The)	188,888
12,914	Huntington Bancshares, Inc.	209,336
2,841	Interactive Brokers Group, Inc., Class A	176,597
2,667	Intercontinental Exchange, Inc.	203,305
7,327	Invesco Ltd.(d)	176,581
8,849	Jefferies Financial Group, Inc.	205,474
1,836	JPMorgan Chase & Co.	210,369
9,703	KeyCorp	204,442
3,710	Lazard Ltd., Class A	178,599
5,548	Legg Mason, Inc.	173,098
2,923	Lincoln National Corp.	191,690
4,014	Loews Corp.	201,944
2,853	LPL Financial Holdings, Inc.	188,983
1,140	M&T Bank Corp.	201,951
187	Markel Corp.(b)	226,046
914	MarketAxess Holdings, Inc.	173,496
2,439	Marsh & McLennan Cos., Inc.	206,413
4,210	Mercury General Corp.	226,919
4,260	MetLife, Inc.	195,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
25,547	MFA Financial, Inc. REIT	$195,690
1,134	Moody’s Corp.	201,875
3,888	Morgan Stanley	189,851
1,514	Morningstar, Inc.	215,472
1,158	MSCI, Inc., Class A	208,741
2,104	Nasdaq, Inc.	200,806
14,770	Navient Corp.	201,463
10,988	New Residential Investment Corp. REIT	204,047
17,270	New York Community Bancorp, Inc.	185,998
1,870	Northern Trust Corp.	200,950
9,486	Old Republic International Corp.	210,399
5,980	OneMain Holdings, Inc.(b)	219,466
3,674	PacWest Bancorp	185,500
10,599	People’s United Financial, Inc.	196,188
3,047	Pinnacle Financial Partners, Inc.	196,684
1,405	PNC Financial Services Group, Inc. (The)	201,674
4,285	Popular, Inc.	215,707
3,534	Principal Financial Group, Inc.	195,041
3,215	Progressive Corp. (The)	217,109
2,771	Prosperity Bancshares, Inc.	207,382
2,016	Prudential Financial, Inc.	198,072
2,022	Raymond James Financial, Inc.	188,127
10,706	Regions Financial Corp.	208,339
1,390	Reinsurance Group of America, Inc.	198,562
1,613	RenaissanceRe Holdings Ltd. (Bermuda)	214,464
957	S&P Global, Inc.	198,147
10,628	Santander Consumer USA Holdings, Inc.	229,352
3,038	SEI Investments Co.	191,637
1,587	Signature Bank/New York NY	183,679
17,156	SLM Corp.(b)	201,068
8,939	Starwood Property Trust, Inc. REIT	196,926
2,026	State Street Corp.	176,080
8,091	Sterling Bancorp	184,879
2,890	SunTrust Banks, Inc.	212,588
627	SVB Financial Group(b)	202,364
5,652	Synchrony Financial	178,999
3,591	Synovus Financial Corp.	179,765
1,626	T. Rowe Price Group, Inc.	188,437
7,575	TCF Financial Corp.	192,026
3,327	TD Ameritrade Holding Corp.	194,862
1,991	Texas Capital Bancshares, Inc.(b)	177,000
12,567	TFS Financial Corp.	194,034
2,361	Torchmark Corp.	207,579
1,539	Travelers Cos., Inc. (The)	202,532
12,537	Two Harbors Investment Corp. REIT	195,828
8,315	Umpqua Holdings Corp.	177,941
5,131	Unum Group	189,231
3,916	US Bancorp	211,895
6,574	Virtu Financial, Inc., Class A	143,313
3,861	Voya Financial, Inc.	193,320
2,642	W.R. Berkley Corp.	206,763
3,025	Webster Financial Corp.	197,775
3,643	Wells Fargo & Co.	213,043
3,215	Western Alliance Bancorp(b)	185,345
226	White Mountains Insurance Group Ltd.	209,717
1,269	Willis Towers Watson PLC	186,886

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
2,105	Wintrust Financial Corp.	$186,398
3,537	XL Group Ltd. (Bermuda)	202,988
3,599	Zions Bancorporation	191,791

		29,112,837

	Health Care—11.9%
7,943	Abbott Laboratories	530,910
5,067	AbbVie, Inc.	486,331
1,137	ABIOMED, Inc.(b)	462,281
12,154	Acadia Healthcare Co., Inc.(b)	504,756
2,663	Aetna, Inc.	533,319
7,533	Agilent Technologies, Inc.	508,779
5,349	Agios Pharmaceuticals, Inc.(b)	431,771
4,167	Alexion Pharmaceuticals, Inc.(b)	509,374
1,380	Align Technology, Inc.(b)	533,356
9,973	Alkermes PLC(b)	447,189
2,873	Allergan PLC	550,783
4,664	Alnylam Pharmaceuticals, Inc.(b)	572,133
5,360	AmerisourceBergen Corp.	482,239
2,684	Amgen, Inc.	536,290
2,074	Anthem, Inc.	549,050
3,181	athenahealth, Inc.(b)	489,556
6,636	Baxter International, Inc.	493,519
2,155	Becton, Dickinson and Co.	564,330
1,640	Biogen, Inc.(b)	579,724
5,549	BioMarin Pharmaceutical, Inc.(b)	554,789
1,655	Bio-Rad Laboratories, Inc., Class A(b)	538,372
3,059	Bio-Techne Corp.	587,848
2,540	Bluebird Bio, Inc.(b)	427,482
15,386	Boston Scientific Corp.(b)	547,126
9,328	Bristol-Myers Squibb Co.	564,810
15,470	Bruker Corp.	550,423
5,032	Cantel Medical Corp.	488,104
9,152	Cardinal Health, Inc.	477,643
12,033	Catalent, Inc.(b)	502,979
6,372	Celgene Corp.(b)	601,835
4,056	Centene Corp.(b)	594,123
8,190	Cerner Corp.(b)	533,251
4,373	Charles River Laboratories International, Inc.(b)	540,109
1,525	Chemed Corp.	493,399
2,852	Cigna Corp.	537,146
2,119	Cooper Cos., Inc. (The)	541,998
15,902	CVS Health Corp.	1,196,466
4,870	Danaher Corp.	504,240
7,043	DaVita, Inc.(b)	488,009
11,137	DENTSPLY SIRONA, Inc.	444,589
5,079	DexCom, Inc.(b)	733,306
3,312	Edwards Lifesciences Corp.(b)	477,723
5,785	Eli Lilly & Co.	611,185
7,412	Encompass Health Corp.	604,745
11,163	Envision Healthcare Corp.(b)	506,354
7,408	Exact Sciences Corp.(b)	554,785
25,766	Exelixis, Inc.(b)	484,143
6,086	Express Scripts Holding Co.(b)	535,690
7,033	Gilead Sciences, Inc.	532,609
4,733	HCA Healthcare, Inc.	634,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
6,859	Henry Schein, Inc.(b)	$532,807
5,399	Hill-Rom Holdings, Inc.	525,161
12,434	Hologic, Inc.(b)	494,376
1,655	Humana, Inc.	551,545
1,619	ICU Medical, Inc.(b)	495,414
2,219	IDEXX Laboratories, Inc.(b)	563,715
1,725	Illumina, Inc.(b)	612,082
6,793	Incyte Corp.(b)	502,071
5,050	Insulet Corp.(b)	526,564
7,456	Integra LifeSciences Holdings Corp.(b)	443,408
1,019	Intuitive Surgical, Inc.(b)	570,640
10,558	Ionis Pharmaceuticals, Inc.(b)	482,395
4,847	IQVIA Holdings, Inc.(b)	616,005
2,823	Jazz Pharmaceuticals PLC(b)	482,507
4,079	Johnson & Johnson	549,401
2,666	Laboratory Corp. of America Holdings(b)	460,871
4,920	Masimo Corp.(b)	580,019
3,339	McKesson Corp.	429,896
11,144	MEDNAX, Inc.(b)	527,668
5,771	Medtronic PLC	556,382
8,114	Merck & Co., Inc.	556,539
699	Mettler-Toledo International, Inc.(b)	408,538
5,192	Molina Healthcare, Inc.(b)	716,496
12,648	Mylan NV(b)	494,916
8,862	Nektar Therapeutics, Class A(b)	589,234
5,015	Neurocrine Biosciences, Inc.(b)	616,594
3,184	Penumbra, Inc.(b)	442,098
6,376	PerkinElmer, Inc.	589,334
6,675	Perrigo Co. PLC	510,704
13,835	Pfizer, Inc.	574,429
5,248	PRA Health Sciences, Inc.(b)	554,189
14,130	Premier, Inc., Class A(b)	624,970
13,382	QIAGEN NV(b)	521,497
4,510	Quest Diagnostics, Inc.	496,010
1,591	Regeneron Pharmaceuticals, Inc.(b)	647,139
4,687	ResMed, Inc.	522,179
3,039	Sage Therapeutics, Inc.(b)	499,186
5,066	Sarepta Therapeutics, Inc.(b)	699,311
7,645	Seattle Genetics, Inc.(b)	586,830
4,682	STERIS PLC	535,714
2,957	Stryker Corp.	501,005
1,764	Teleflex, Inc.	436,467
12,063	TESARO, Inc.(b)	391,444
2,307	Thermo Fisher Scientific, Inc.	551,604
4,373	United Therapeutics Corp.(b)	537,835
1,967	UnitedHealth Group, Inc.	528,061
4,358	Universal Health Services, Inc., Class B	567,237
4,051	Varian Medical Systems, Inc.(b)	453,793
6,020	Veeva Systems, Inc., Class A(b)	628,247
3,221	Vertex Pharmaceuticals, Inc.(b)	593,952
1,990	Waters Corp.(b)	377,065
2,084	WellCare Health Plans, Inc.(b)	630,556
5,013	West Pharmaceutical Services, Inc.	586,772
4,348	Zimmer Biomet Holdings, Inc.	537,543
5,681	Zoetis, Inc.	514,699

		56,680,828

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials—12.8%
1,959	3M Co.	$413,192
6,231	A.O. Smith Corp.	361,896
6,348	Acuity Brands, Inc.	970,228
49,253	ADT, Inc.(c)	440,814
11,855	AECOM(b)	398,802
6,464	AGCO Corp.	385,642
9,084	Air Lease Corp.	419,772
6,369	Alaska Air Group, Inc.	429,844
4,870	Allegion PLC	424,761
9,615	Allison Transmission Holdings, Inc.	477,481
978	AMERCO	366,642
9,242	American Airlines Group, Inc.	374,116
5,329	AMETEK, Inc.	410,120
22,141	Arconic, Inc.	495,516
11,814	Armstrong World Industries, Inc.(b)	824,617
1,102	Boeing Co. (The)	377,755
6,042	BWX Technologies, Inc.	370,495
4,399	C.H. Robinson Worldwide, Inc.	422,656
3,709	Carlisle Cos., Inc.	470,338
2,600	Caterpillar, Inc.	361,010
2,080	Cintas Corp.	443,810
7,446	Clean Harbors, Inc.(b)	510,721
12,882	Colfax Corp.(b)	449,839
3,942	Copa Holdings SA, Class A (Panama)	315,123
6,866	Copart, Inc.(b)	441,552
975	CoStar Group, Inc.(b)	431,106
4,732	Crane Co.	431,937
6,046	CSX Corp.	448,371
2,811	Cummins, Inc.	398,600
3,084	Curtiss-Wright Corp.	413,102
2,648	Deere & Co.	380,782
7,250	Delta Air Lines, Inc.	423,980
8,302	Donaldson Co., Inc.	420,081
5,233	Dover Corp.	449,358
1,497	Dun & Bradstreet Corp. (The)	213,951
5,032	Eaton Corp. PLC	418,360
5,463	Emerson Electric Co.	419,176
1,596	Equifax, Inc.	213,816
5,187	Expeditors International of Washington, Inc.	380,103
14,504	Fastenal Co.	846,453
1,507	FedEx Corp.	367,633
9,597	Flowserve Corp.	500,196
8,156	Fluor Corp.	468,236
4,965	Fortive Corp.	416,961
6,101	Fortune Brands Home & Security, Inc.	323,231
13,262	Gardner Denver Holdings, Inc.(b)	370,806
25,090	Gates Industrial Corp PLC(b)	457,391
2,032	General Dynamics Corp.	392,989
29,203	General Electric Co.	377,887
4,947	Genesee & Wyoming, Inc., Class A(b)	434,792
8,560	Graco, Inc.	402,406
36,529	GrafTech International Ltd.	675,056
2,813	Harris Corp.	457,141
9,201	HD Supply Holdings, Inc.(b)	419,474
5,382	HEICO Corp.	488,040
10,548	Hexcel Corp.	697,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
2,631	Honeywell International, Inc.	$418,487
3,523	Hubbell, Inc.	445,166
1,806	Huntington Ingalls Industries, Inc.	441,513
2,778	IDEX Corp.	425,617
8,301	IHS Markit Ltd.(b)	456,555
2,670	Illinois Tool Works, Inc.	370,810
8,166	Ingersoll-Rand PLC	827,134
7,249	ITT, Inc.	428,488
3,086	J.B. Hunt Transport Services, Inc.	372,634
6,090	Jacobs Engineering Group, Inc.	442,682
20,920	JetBlue Airways Corp.(b)	399,154
11,419	Johnson Controls International PLC	431,296
3,669	Kansas City Southern	425,457
6,291	KAR Auction Services, Inc.	394,383
4,647	Kirby Corp.(b)	405,683
9,523	Knight-Swift Transportation Holdings, Inc.	325,020
2,014	L3 Technologies, Inc.	430,432
3,509	Landstar System, Inc.	406,342
3,629	Lennox International, Inc.	808,577
4,271	Lincoln Electric Holdings, Inc.	402,157
1,337	Lockheed Martin Corp.	428,388
9,560	Macquarie Infrastructure Corp.	449,702
4,281	ManpowerGroup, Inc.	401,258
19,513	Masco Corp.	740,909
3,750	Middleby Corp. (The)(b)	455,775
4,259	MSC Industrial Direct Co., Inc., Class A	364,059
11,010	Nielsen Holdings PLC	286,260
3,079	Nordson Corp.	428,043
2,596	Norfolk Southern Corp.	451,289
1,229	Northrop Grumman Corp.	366,844
14,895	nVent Electric PLC (United Kingdom)	418,401
2,499	Old Dominion Freight Line, Inc.	380,848
5,485	Oshkosh Corp.	385,376
11,497	Owens Corning	650,960
6,250	PACCAR, Inc.	427,625
2,316	Parker-Hannifin Corp.	406,690
9,102	Pentair PLC (United Kingdom)	395,755
11,094	Quanta Services, Inc.(b)	383,741
1,967	Raytheon Co.	392,298
4,872	Regal Beloit Corp.	407,786
5,752	Republic Services, Inc.	421,967
5,697	Robert Half International, Inc.	445,391
2,230	Rockwell Automation, Inc.	403,541
2,888	Rockwell Collins, Inc.	392,624
7,627	Rollins, Inc.	458,230
1,407	Roper Technologies, Inc.	419,807
5,583	Ryder System, Inc.	428,998
13,892	Schneider National, Inc., Class B	375,779
7,404	Sensata Technologies Holding PLC(b)	392,042
2,502	Snap-on, Inc.	442,304
7,673	Southwest Airlines Co.	470,355
4,516	Spirit AeroSystems Holdings, Inc., Class A	386,118
2,803	Stanley Black & Decker, Inc.	393,906
6,209	Stericycle, Inc.(b)	383,033
1,931	Teledyne Technologies, Inc.(b)	458,149
9,964	Terex Corp.	386,105

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
5,918	Textron, Inc.	$408,520
15,597	Timken Co. (The)	758,794
6,399	Toro Co. (The)	388,995
1,167	TransDigm Group, Inc.(b)	408,450
2,807	TransUnion	211,367
11,506	Trinity Industries, Inc.	412,375
2,757	Union Pacific Corp.	415,259
5,457	United Continental Holdings, Inc.(b)	477,051
3,401	United Parcel Service, Inc., Class B	417,915
2,431	United Rentals, Inc.(b)	378,920
3,139	United Technologies Corp.	413,406
27,196	Univar, Inc.(b)	756,593
17,369	USG Corp.(b)	748,604
5,101	Valmont Industries, Inc.	716,180
3,637	Verisk Analytics, Inc.(b)	433,130
1,258	W.W. Grainger, Inc.	445,420
2,823	WABCO Holdings, Inc.(b)	347,455
3,918	Wabtec Corp.	424,398
4,772	Waste Management, Inc.	433,775
3,987	Watsco, Inc.	697,685
18,299	Welbilt, Inc.(b)	404,957
6,398	WESCO International, Inc.(b)	391,238
3,581	XPO Logistics, Inc.(b)	381,377
5,547	Xylem, Inc.	421,073

		60,526,471

	Information Technology—13.5%
3,598	2U, Inc.(b)	321,517
2,455	Accenture PLC, Class A	415,067
5,430	Activision Blizzard, Inc.	391,503
1,639	Adobe Systems, Inc.(b)	431,893
25,939	Advanced Micro Devices, Inc.(b)	652,885
5,211	Akamai Technologies, Inc.(b)	391,555
879	Alliance Data Systems Corp.	209,712
378	Alphabet, Inc., Class C(b)	460,476
6,033	Amdocs Ltd.	393,834
4,618	Amphenol Corp., Class A	436,770
4,153	Analog Devices, Inc.	410,524
2,387	ANSYS, Inc.(b)	443,934
2,213	Apple, Inc.	503,745
8,486	Applied Materials, Inc.	365,068
1,504	Arista Networks, Inc.(b)	449,666
16,119	ARRIS International PLC(b)	417,643
5,334	Arrow Electronics, Inc.(b)	413,545
4,226	Aspen Technology, Inc.(b)	487,511
6,340	Atlassian Corp. PLC, Class A(b)	570,663
3,053	Autodesk, Inc.(b)	471,231
2,854	Automatic Data Processing, Inc.	418,824
10,493	Avnet, Inc.	507,861
8,103	Black Knight, Inc.(b)	432,700
8,779	Booz Allen Hamilton Holding Corp.	449,134
1,578	Broadcom, Inc.	345,629
1,733	Broadridge Financial Solutions, Inc.	234,198
11,380	CA, Inc.	498,444
9,388	Cadence Design Systems, Inc.(b)	441,612
6,392	CDK Global, Inc.	398,349
5,042	CDW Corp.	441,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
11,041	Ceridian HCM Holding, Inc.(b)	$425,078
9,430	Cisco Systems, Inc.	450,471
3,960	Citrix Systems, Inc.(b)	451,519
9,202	Cognex Corp.	495,068
5,369	Cognizant Technology Solutions Corp., Class A	421,091
2,574	Coherent, Inc.(b)	490,604
13,927	CommScope Holding Co., Inc.(b)	441,347
19,130	Conduent, Inc.(b)	443,433
3,675	CoreLogic, Inc.(b)	186,837
14,586	Corning, Inc.	488,777
23,832	Cypress Semiconductor Corp.	410,149
4,800	Dell Technologies, Inc., Class V(b)	461,616
6,630	DocuSign Inc(b)(c)	413,977
6,470	Dolby Laboratories, Inc., Class A	454,129
4,999	DXC Technology Co.	455,359
8,892	eBay, Inc.(b)	307,752
9,022	EchoStar Corp., Class A(b)	433,056
2,925	Electronic Arts, Inc.(b)	331,724
3,362	EPAM Systems, Inc.(b)	480,531
2,337	Euronet Worldwide, Inc.(b)	228,559
2,327	F5 Networks, Inc.(b)	440,082
2,161	Facebook, Inc., Class A(b)	379,753
985	Fair Isaac Corp.(b)	227,515
1,864	Fidelity National Information Services, Inc.	201,629
24,355	FireEye, Inc.(b)	404,293
9,224	First Data Corp., Class A(b)	237,241
16,731	First Solar, Inc.(b)	871,350
2,611	Fiserv, Inc.(b)	209,063
963	FleetCor Technologies, Inc.(b)	205,832
7,351	FLIR Systems, Inc.	461,202
6,425	Fortinet, Inc.(b)	538,158
3,074	Gartner, Inc.(b)	460,362
12,894	Genpact Ltd.	395,072
1,693	Global Payments, Inc.	210,914
5,732	GoDaddy, Inc., Class A(b)	466,929
3,511	GrubHub, Inc.(b)	505,970
4,575	Guidewire Software, Inc.(b)	460,108
26,635	Hewlett Packard Enterprise Co.	440,277
17,718	HP, Inc.	436,749
2,599	IAC/InterActiveCorp.(b)	512,523
7,595	Intel Corp.	367,826
2,900	International Business Machines Corp.	424,792
2,017	Intuit, Inc.	442,671
1,745	IPG Photonics Corp.(b)	306,213
14,213	Jabil, Inc.	420,136
1,515	Jack Henry & Associates, Inc.	240,037
15,148	Juniper Networks, Inc.	430,658
6,520	Keysight Technologies, Inc.(b)	423,083
3,724	KLA-Tencor Corp.	432,766
2,324	Lam Research Corp.	402,261
6,933	Leidos Holdings, Inc.	490,648
1,706	Littelfuse, Inc.	381,393
3,959	LogMeIn, Inc.	340,276
8,834	Manhattan Associates, Inc.(b)	512,284
30,206	Marvell Technology Group Ltd.	624,660

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
1,008	Mastercard, Inc., Class A	$217,284
9,707	Match Group, Inc.(b)(c)	485,835
6,860	Maxim Integrated Products, Inc.	414,824
4,104	Microchip Technology, Inc.	353,067
7,126	Micron Technology, Inc.(b)	374,258
4,162	Microsoft Corp.	467,517
3,991	MKS Instruments, Inc.	370,764
3,024	Monolithic Power Systems, Inc.	453,207
3,701	Motorola Solutions, Inc.	475,060
9,126	National Instruments Corp.	435,766
13,290	NCR Corp.(b)	377,569
5,448	NetApp, Inc.	472,941
29,087	Nuance Communications, Inc.(b)	474,700
6,741	Nutanix, Inc., Class A(b)	379,653
1,596	NVIDIA Corp.	447,965
3,728	NXP Semiconductors NV (Netherlands)(b)	347,226
7,981	Okta, Inc., Class A(b)	493,465
16,278	ON Semiconductor Corp.(b)	347,373
9,179	Oracle Corp.	445,916
1,968	Palo Alto Networks, Inc.(b)	454,903
5,753	Paychex, Inc.	421,407
3,707	Paycom Software, Inc.(b)	575,030
2,327	PayPal Holdings, Inc.(b)	214,852
6,780	Pegasystems, Inc.	431,886
3,337	Proofpoint, Inc.(b)	395,935
4,438	PTC, Inc.(b)	443,534
16,597	Pure Storage, Inc., Class A(b)	445,463
5,050	Qorvo, Inc.(b)	404,454
7,091	QUALCOMM, Inc.	487,223
7,042	RealPage, Inc.(b)	439,421
2,402	Red Hat, Inc.(b)	354,847
5,411	RingCentral, Inc., Class A(b)	504,035
15,972	Sabre Corp.	417,029
3,059	salesforce.com, Inc.(b)	467,048
2,284	ServiceNow, Inc.(b)	448,486
4,141	Skyworks Solutions, Inc.	378,073
3,522	Splunk, Inc.(b)	451,344
3,132	Square, Inc., Class A(b)	277,620
7,953	SS&C Technologies Holdings, Inc.	471,931
32,269	Switch, Inc., Class A(c)	373,030
19,729	Symantec Corp.	397,737
4,634	Synopsys, Inc.(b)	473,317
4,147	Tableau Software, Inc., Class A(b)	463,883
3,459	Take-Two Interactive Software, Inc.(b)	461,984
9,986	Teradata Corp.(b)	414,119
10,795	Teradyne, Inc.	444,646
3,680	Texas Instruments, Inc.	413,632
2,286	Total System Services, Inc.	222,062
11,247	Trimble, Inc.(b)	473,499
7,143	Twilio, Inc., Class A(b)	576,154
9,021	Twitter, Inc.(b)	317,359
1,781	Tyler Technologies, Inc.(b)	439,818
4,815	Ubiquiti Networks, Inc.(c)	431,954
1,531	Ultimate Software Group, Inc. (The)(b)	474,105
4,275	Universal Display Corp.(c)	523,260
3,005	VeriSign, Inc.(b)	476,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
18,705	Versum Materials, Inc.	$744,272
1,474	Visa, Inc., Class A	216,516
2,817	VMware, Inc., Class A(b)	431,733
5,107	Western Digital Corp.	322,967
9,646	Western Union Co. (The)	182,502
1,057	WEX, Inc.(b)	201,063
3,296	Workday, Inc., Class A(b)	509,364
2,358	Worldpay, Inc., Class A(b)	229,646
14,357	Xerox Corp.	399,986
5,984	Xilinx, Inc.	465,735
2,533	Zebra Technologies Corp., Class A(b)	435,017
7,094	Zendesk, Inc.(b)	488,706
3,072	Zillow Group, Inc., Class C(b)	149,453
96,449	Zynga, Inc., Class A(b)	401,228

		64,257,055

	Materials—8.5%
4,528	Air Products & Chemicals, Inc.	752,961
8,006	Albemarle Corp.	764,733
15,677	Alcoa Corp.(b)	700,292
7,910	AptarGroup, Inc.	828,256
44,968	Ardagh Group SA (Luxembourg)	720,387
9,483	Ashland Global Holdings, Inc.	798,469
3,746	Avery Dennison Corp.	394,004
24,033	Axalta Coating Systems Ltd.(b)	733,007
20,740	Ball Corp.	868,591
17,884	Bemis Co., Inc.	881,324
16,244	Berry Global Group, Inc.(b)	775,326
11,606	Cabot Corp.	753,462
6,527	Celanese Corp., Series A	762,549
16,713	CF Industries Holdings, Inc.	868,240
15,068	Chemours Co. (The)	656,965
16,685	Crown Holdings, Inc.(b)	714,285
16,106	Domtar Corp.	819,795
11,234	DowDuPont, Inc.	787,841
6,674	Eagle Materials, Inc.	616,211
6,943	Eastman Chemical Co.	673,679
5,157	Ecolab, Inc.	776,025
8,303	FMC Corp.	709,491
42,667	Freeport-McMoRan, Inc.	599,471
51,833	Graphic Packaging Holding Co.	737,065
22,631	Huntsman Corp.	690,019
6,159	International Flavors & Fragrances, Inc.	802,456
13,190	International Paper Co.	674,537
6,569	LyondellBasell Industries NV, Class A	740,852
3,356	Martin Marietta Materials, Inc.	666,904
25,437	Mosaic Co. (The)	795,415
1,910	NewMarket Corp.	765,986
19,148	Newmont Mining Corp.	594,163
10,938	Nucor Corp.	683,625
24,670	Olin Corp.	758,109
41,408	Owens-Illinois, Inc.(b)	731,679
6,213	Packaging Corp. of America	682,933
65,927	Platform Specialty Products Corp.(b)	874,192
7,385	PPG Industries, Inc.	816,338
4,638	Praxair, Inc.	733,685
7,798	Reliance Steel & Aluminum Co.	685,366

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
8,037	Royal Gold, Inc.	$612,902
15,051	RPM International, Inc.	1,015,943
8,742	Scotts Miracle-Gro Co. (The)	653,202
17,022	Sealed Air Corp.	682,753
1,876	Sherwin-Williams Co. (The)	854,668
27,597	Silgan Holdings, Inc.	752,018
14,137	Sonoco Products Co.	792,238
14,913	Southern Copper Corp. (Peru)	650,803
15,308	Steel Dynamics, Inc.	700,035
19,937	United States Steel Corp.	591,730
42,865	Valvoline, Inc.	922,455
5,688	Vulcan Materials Co.	630,230
10,242	W.R. Grace & Co.	723,700
6,672	Westlake Chemical Corp.	630,971
12,388	WestRock Co.	682,331

		40,284,667

	Real Estate—3.7%
1,553	Alexandria Real Estate Equities, Inc. REIT	199,328
4,654	American Campus Communities, Inc. REIT	195,142
9,465	American Homes 4 Rent, Class A REIT	219,588
1,439	American Tower Corp. REIT	214,584
4,815	Apartment Investment & Management Co., Class A REIT	210,897
10,626	Apple Hospitality REIT, Inc. REIT	187,549
1,182	AvalonBay Communities, Inc. REIT	216,649
1,664	Boston Properties, Inc. REIT	217,069
12,359	Brandywine Realty Trust REIT	207,137
11,478	Brixmor Property Group, Inc. REIT	209,129
100	Brookfield Property Partners LP (Bermuda)	1,998
2,503	Brookfield Property REIT, Inc., Class A REIT	50,110
2,214	Camden Property Trust REIT	210,463
4,121	CBRE Group, Inc., Class A(b)	201,146
34,465	Colony Capital, Inc. REIT	211,270
8,935	Columbia Property Trust, Inc. REIT	215,155
1,840	CoreSite Realty Corp. REIT	214,305
7,281	Corporate Office Properties Trust REIT	224,109
1,970	Crown Castle International Corp. REIT	224,639
6,353	CubeSmart REIT	194,084
3,393	CyrusOne, Inc. REIT	227,195
11,557	DDR Corp. REIT	161,682
1,875	Digital Realty Trust, Inc. REIT	233,025
5,143	Douglas Emmett, Inc. REIT	200,886
6,970	Duke Realty Corp. REIT	198,575
11,776	Empire State Realty Trust, Inc., Class A REIT	207,140
3,132	EPR Properties REIT	219,804
506	Equinix, Inc. REIT	220,682
6,445	Equity Commonwealth REIT(b)	206,627
2,177	Equity LifeStyle Properties, Inc. REIT	210,908
3,126	Equity Residential REIT	211,786
849	Essex Property Trust, Inc. REIT	209,092
2,050	Extra Space Storage, Inc. REIT	189,030
1,649	Federal Realty Investment Trust REIT	215,376
9,864	Forest City Realty Trust, Inc., Class A REIT	248,080
5,655	Gaming and Leisure Properties, Inc. REIT	202,392
8,341	HCP, Inc. REIT	225,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
7,957	Healthcare Trust of America, Inc., Class A REIT	$227,331
4,114	Highwoods Properties, Inc. REIT	204,630
7,012	Hospitality Properties Trust REIT	203,278
9,355	Host Hotels & Resorts, Inc. REIT	201,413
1,467	Howard Hughes Corp. (The)(b)	191,253
5,664	Hudson Pacific Properties, Inc. REIT	191,670
8,883	Invitation Homes, Inc. REIT	207,596
5,868	Iron Mountain, Inc. REIT	211,835
5,287	JBG SMITH Properties REIT	198,051
1,166	Jones Lang LaSalle, Inc.	177,838
2,627	Kilroy Realty Corp. REIT	192,139
12,048	Kimco Realty Corp. REIT	206,141
2,804	Lamar Advertising Co., Class A REIT	216,048
4,502	Liberty Property Trust REIT	196,963
2,153	Life Storage, Inc. REIT	210,133
3,542	Macerich Co. (The) REIT	208,057
14,427	Medical Properties Trust, Inc. REIT	217,126
2,053	Mid-America Apartment Communities, Inc. REIT	212,609
4,731	National Retail Properties, Inc. REIT	218,052
6,365	Omega Healthcare Investors, Inc. REIT	210,363
10,032	Outfront Media, Inc. REIT	199,336
13,197	Paramount Group, Inc. REIT	209,568
6,493	Park Hotels & Resorts, Inc. REIT	217,191
6,195	Prologis, Inc. REIT	416,180
925	Public Storage REIT	196,637
5,217	Rayonier, Inc. REIT	181,708
8,088	Realogy Holdings Corp.(c)	173,002
3,756	Realty Income Corp. REIT	219,989
3,326	Regency Centers Corp. REIT	219,616
15,339	Retail Properties of America, Inc., Class A REIT	195,265
1,154	Retail Value, Inc. REIT(b)	41,221
1,261	SBA Communications Corp. REIT(b)	195,745
11,397	Senior Housing Properties Trust REIT	217,797
1,210	Simon Property Group, Inc. REIT	221,466
2,034	SL Green Realty Corp. REIT	212,350
24,504	Spirit Realty Capital, Inc. REIT	205,098
7,412	STORE Capital Corp. REIT	213,540
2,068	Sun Communities, Inc. REIT	213,376
3,576	Taubman Centers, Inc. REIT	231,045
5,373	UDR, Inc. REIT	214,759
8,677	Uniti Group, Inc. REIT(b)	180,655
3,664	Ventas, Inc. REIT	219,364
27,524	VEREIT, Inc. REIT	215,238
9,714	VICI Properties, Inc. REIT	203,120
2,774	Vornado Realty Trust REIT	213,598
6,634	Weingarten Realty Investors REIT	205,190
3,454	Welltower, Inc. REIT	230,416
5,351	Weyerhaeuser Co. REIT	185,733
2,968	WP Carey, Inc. REIT	197,609

		17,560,426

	Telecommunication Services—2.1%
38,836	AT&T, Inc.	1,240,422
60,935	CenturyLink, Inc.	1,301,572

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Telecommunication Services (continued)
201,164	Sprint Corp.(b)	$1,229,112
40,568	Telephone & Data Systems, Inc.	1,218,663
18,454	T-Mobile US, Inc.(b)	1,218,702
29,874	United States Cellular Corp.(b)	1,277,412
22,967	Verizon Communications, Inc.	1,248,716
30,028	Zayo Group Holdings, Inc.(b)	1,040,770

		9,775,369

	Utilities—9.7%
83,415	AES Corp. (The)	1,122,766
27,707	Alliant Energy Corp.	1,186,968
19,475	Ameren Corp.	1,231,404
16,994	American Electric Power Co., Inc.	1,218,980
13,759	American Water Works Co., Inc.	1,204,325
32,990	Aqua America, Inc.	1,226,568
12,814	Atmos Energy Corp.	1,181,835
21,847	Avangrid, Inc.	1,077,931
41,949	CenterPoint Energy, Inc.	1,165,763
25,163	CMS Energy Corp.	1,239,026
14,996	Consolidated Edison, Inc.	1,183,634
16,764	Dominion Energy, Inc.	1,186,388
11,315	DTE Energy Co.	1,257,549
14,940	Duke Energy Corp.	1,213,726
18,235	Edison International	1,198,587
14,315	Entergy Corp.	1,196,591
21,133	Evergy, Inc.	1,205,638
20,329	Eversource Energy	1,269,139
26,886	Exelon Corp.	1,175,187
32,048	FirstEnergy Corp.	1,197,954
33,475	Hawaiian Electric Industries, Inc.	1,180,663
39,032	MDU Resources Group, Inc.	1,088,602
20,771	National Fuel Gas Co.	1,153,414
6,912	NextEra Energy, Inc.	1,175,731
45,761	NiSource, Inc.	1,238,750
32,826	NRG Energy, Inc.	1,161,712
31,799	OGE Energy Corp.	1,171,157
27,496	PG&E Corp.	1,269,765
14,558	Pinnacle West Capital Corp.	1,143,531
40,566	PPL Corp.	1,206,433
21,050	Public Service Enterprise Group, Inc.	1,101,968
29,746	SCANA Corp.	1,140,462
9,695	Sempra Energy	1,125,396
24,835	Southern Co. (The)	1,087,276
22,297	UGI Corp.	1,205,153
15,612	Vectren Corp.	1,111,574
45,803	Vistra Energy Corp.(b)	1,078,203
18,338	WEC Energy Group, Inc.	1,239,282
25,616	Xcel Energy, Inc.	1,230,849

		46,049,880

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $436,003,616)-99.9%	474,113,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

August 31, 2018

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.9%
4,208,824	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(e)(f) (Cost $4,208,824)	$4,208,824

	Total Investments in Securities (Cost $440,212,440)—100.8%	478,322,817
	Other assets less liabilities—(0.8)%	(3,768,855)

	Net Assets—100.0%	$474,553,962

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Schedule of Investments(a)

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—12.3%
5,761	Adient PLC	$249,394
5,179	AMC Networks, Inc., Class A(b)	325,293
4,386	Best Buy Co., Inc.	348,950
146	Booking Holdings, Inc.(b)	284,926
3,012	Bright Horizons Family Solutions, Inc.(b)	359,723
2,239	Burlington Stores, Inc.(b)	376,555
464	Cable One, Inc.	388,711
4,855	Carnival Corp.	298,534
5,959	CBS Corp., Class B	315,946
700	Chipotle Mexican Grill, Inc.(b)	332,626
9,032	Cinemark Holdings, Inc.	337,074
3,453	Columbia Sportswear Co.	313,187
3,495	Darden Restaurants, Inc.	405,560
1,213	Domino’s Pizza, Inc.	362,153
4,764	Dunkin’ Brands Group, Inc.	347,248
15,403	Extended Stay America, Inc.	310,833
26,473	Ford Motor Co.	250,964
531	Graham Holdings Co., Class B	298,767
2,772	Grand Canyon Education, Inc.(b)	330,256
10,881	H&R Block, Inc.	294,440
16,413	Hanesbrands, Inc.	287,884
7,270	Harley-Davidson, Inc.	309,847
3,522	Hasbro, Inc.	349,770
13,502	Interpublic Group of Cos., Inc. (The)	315,272
4,464	John Wiley & Sons, Inc., Class A	288,151
8,451	L Brands, Inc.	223,360
7,276	Leggett & Platt, Inc.	330,621
2,945	Lululemon Athletica, Inc.(b)	456,269
8,580	Macy’s, Inc.	313,599
1,176	Madison Square Garden Co. (The), Class A(b)	355,081
1,887	McDonald’s Corp.	306,128
5,054	Michael Kors Holdings Ltd.(b)	367,021
12,339	Newell Brands, Inc.	268,003
6,230	Nordstrom, Inc.	391,556
100	NVR, Inc.(b)	266,845
4,291	Omnicom Group, Inc.	297,452
2,702	Polaris Industries, Inc.	293,032
10,108	PulteGroup, Inc.	282,519
1,966	PVH Corp.	281,453
14,835	Qurate Retail, Inc., Class A(b)	308,420
2,240	Ralph Lauren Corp., Class A	297,494
5,315	ServiceMaster Global Holdings, Inc.(b)	320,335
4,703	Six Flags Entertainment Corp.	317,688
5,319	Starbucks Corp.	284,301
6,955	Tapestry, Inc.	352,549
4,155	Target Corp.	363,563
6,446	Tempur Sealy International, Inc.(b)	357,044
3,136	Thor Industries, Inc.	299,300
3,400	TJX Cos., Inc. (The)	373,898
7,663	Toll Brothers, Inc.	277,631
8,477	Tribune Media Co., Class A	312,717
5,397	Twenty-First Century Fox, Inc., Class A	245,024
2,526	Twenty-First Century Fox, Inc., Class B	113,417
1,204	Ulta Beauty, Inc.(b)	313,040
7,323	Urban Outfitters, Inc.(b)	340,373
1,256	Vail Resorts, Inc.	374,351
3,808	VF Corp.	350,831
2,426	Visteon Corp.(b)	267,806

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
3,116	Walt Disney Co. (The)	$349,054
18,368	Wendy’s Co. (The)	324,195
5,500	Williams-Sonoma, Inc.	386,265
1,560	Wynn Resorts Ltd.	231,410
7,758	Yum China Holdings, Inc. (China)	300,079
3,706	Yum! Brands, Inc.	322,014

		20,297,802

	Consumer Staples—4.9%
6,894	Archer-Daniels-Midland Co.	347,458
819	Brown-Forman Corp., Class A	43,112
4,494	Brown-Forman Corp., Class B	234,677
9,012	Campbell Soup Co.	355,523
6,343	Church & Dwight Co., Inc.	358,887
7,089	Coca-Cola Co. (The)	315,957
1,358	Constellation Brands, Inc., Class A	282,736
2,019	Estee Lauder Cos., Inc. (The), Class A	282,902
14,712	Flowers Foods, Inc.	296,447
11,683	Hain Celestial Group, Inc. (The)(b)	333,666
6,159	Herbalife Nutrition Ltd.(b)	348,538
8,226	Hormel Foods Corp.	322,048
2,900	Kimberly-Clark Corp.	335,066
4,704	Lamb Weston Holdings, Inc.	317,990
2,935	McCormick & Co., Inc.	366,523
4,896	Molson Coors Brewing Co., Class B	326,759
7,706	Mondelez International, Inc., Class A	329,200
5,875	Monster Beverage Corp.(b)	357,729
3,707	Nu Skin Enterprises, Inc., Class A	295,077
15,040	Pilgrim’s Pride Corp.(b)	278,090
3,961	Post Holdings, Inc.(b)	385,247
75	Seaboard Corp.	276,358
4,629	Sysco Corp.	346,342
4,336	Tyson Foods, Inc., Class A	272,344
8,467	US Foods Holding Corp.(b)	275,939
4,812	Walgreens Boots Alliance, Inc.	329,911

		8,014,526

	Energy—5.3%
2,093	Andeavor	319,789
16,034	Antero Resources Corp.(b)	296,789
8,567	Baker Hughes a GE Co.	282,454
13,475	Cabot Oil & Gas Corp.	321,109
16,456	Centennial Resource Development, Inc., Class A(b)	317,107
2,439	Chevron Corp.	288,924
3,223	Cimarex Energy Co.	272,279
18,729	CNX Resources Corp.(b)	298,540
4,356	Concho Resources, Inc.(b)	597,425
2,486	Diamondback Energy, Inc.	301,005
4,481	Energen Corp.(b)	347,502
2,553	EOG Resources, Inc.	301,841
3,941	HollyFrontier Corp.	293,683
18,435	Kinder Morgan, Inc.	326,299
10,403	Newfield Exploration Co.(b)	283,794
3,631	Occidental Petroleum Corp.	290,008
4,474	ONEOK, Inc.	294,881
10,156	Parsley Energy, Inc., Class A(b)	282,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
6,417	PBF Energy, Inc., Class A	$333,171
2,562	Phillips 66	303,623
1,555	Pioneer Natural Resources Co.	271,659
24,422	QEP Resources, Inc.(b)	243,487
19,457	Range Resources Corp.	319,484
17,542	RPC, Inc.	239,975
11,495	SM Energy Co.	345,885
6,324	Targa Resources Corp.	348,263
2,498	Valero Energy Corp.	294,464
11,245	Williams Cos., Inc. (The)	332,740

		8,748,212

	Financials—16.1%
6,701	Aflac, Inc.	309,854
15,875	AGNC Investment Corp. REIT	301,942
3,240	Allstate Corp. (The)	325,847
3,089	American Express Co.	327,372
2,735	American Financial Group, Inc.	304,570
2,553	American National Insurance Co.	327,652
28,791	Annaly Capital Management, Inc. REIT	305,760
2,177	Aon PLC	316,884
11,580	Arch Capital Group Ltd.(b)	354,001
4,565	Arthur J. Gallagher & Co.	329,319
10,979	Associated Banc-Corp.	299,178
3,267	Assurant, Inc.	335,913
8,557	Assured Guaranty Ltd.	348,612
3,557	Bank of Hawaii Corp.	295,693
5,511	Bank of New York Mellon Corp. (The)	287,399
6,366	Bank OZK	257,568
7,181	BankUnited, Inc.	278,551
26,272	BGC Partners, Inc., Class A	326,298
2,990	BOK Financial Corp.	306,624
10,987	Brown & Brown, Inc.	334,884
5,459	Charles Schwab Corp. (The)	277,263
16,608	Chimera Investment Corp. REIT	309,407
4,362	Cincinnati Financial Corp.	334,435
6,064	CIT Group, Inc.	328,911
1,845	CME Group, Inc.	322,377
6,411	CNA Financial Corp.	287,854
4,683	Commerce Bancshares, Inc.	332,774
865	Credit Acceptance Corp.(b)	395,054
2,645	Cullen/Frost Bankers, Inc.	293,304
4,133	Discover Financial Services	322,870
4,805	E*TRADE Financial Corp.(b)	282,822
4,338	East West Bancorp, Inc.	274,986
2,699	Erie Indemnity Co., Class A	333,407
1,356	Everest Re Group Ltd.	302,415
8,042	Fidelity National Financial, Inc.	322,484
9,992	Fifth Third Bancorp	294,065
712	First Citizens BancShares, Inc., Class A	338,207
10,451	First Hawaiian, Inc.	302,974
16,368	First Horizon National Corp.	301,499
3,041	First Republic Bank	308,935
4,103	Interactive Brokers Group, Inc., Class A	255,042
4,260	Intercontinental Exchange, Inc.	324,740
2,822	JPMorgan Chase & Co.	323,345
15,560	KeyCorp	327,849

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
6,258	Loews Corp.	$314,840
4,432	LPL Financial Holdings, Inc.	293,576
274	Markel Corp.(b)	331,211
1,412	MarketAxess Holdings, Inc.	268,026
3,786	Marsh & McLennan Cos., Inc.	320,409
6,367	Mercury General Corp.	343,181
6,611	MetLife, Inc.	303,379
39,099	MFA Financial, Inc. REIT	299,498
1,760	Moody’s Corp.	313,315
2,597	Morningstar, Inc.	369,605
3,272	Nasdaq, Inc.	312,280
16,902	New Residential Investment Corp. REIT	313,870
2,943	Northern Trust Corp.	316,255
5,673	PacWest Bancorp	286,430
4,490	Pinnacle Financial Partners, Inc.	289,830
6,686	Popular, Inc.	336,573
5,425	Principal Financial Group, Inc.	299,406
4,853	Progressive Corp. (The)	327,723
2,028	Reinsurance Group of America, Inc.	289,700
1,532	S&P Global, Inc.	317,201
17,129	Santander Consumer USA Holdings, Inc.	369,644
26,657	SLM Corp.(b)	312,420
13,959	Starwood Property Trust, Inc. REIT	307,517
12,230	Sterling Bancorp	279,456
969	SVB Financial Group(b)	312,745
5,610	Synovus Financial Corp.	280,837
2,500	T. Rowe Price Group, Inc.	289,725
11,555	TCF Financial Corp.	292,919
5,134	TD Ameritrade Holding Corp.	300,698
19,315	TFS Financial Corp.	298,224
3,587	Torchmark Corp.	315,369
19,500	Two Harbors Investment Corp. REIT	304,590
12,847	Umpqua Holdings Corp.	274,926
8,015	Unum Group	295,593
9,738	Virtu Financial, Inc., Class A	212,288
3,967	W.R. Berkley Corp.	310,457
4,729	Webster Financial Corp.	309,182
5,026	Western Alliance Bancorp(b)	289,749
336	White Mountains Insurance Group Ltd.	311,791
1,997	Willis Towers Watson PLC	294,098
3,274	Wintrust Financial Corp.	289,913
5,506	Zions Bancorporation	293,415

		26,562,804

	Health Care—9.7%
2,968	AbbVie, Inc.	284,869
7,481	Acadia Healthcare Co., Inc.(b)	310,686
1,753	Aetna, Inc.	351,073
2,621	Alexion Pharmaceuticals, Inc.(b)	320,391
1,696	Amgen, Inc.	338,878
2,010	athenahealth, Inc.(b)	309,339
2,037	Bio-Techne Corp.	391,450
10,006	Boston Scientific Corp.(b)	355,813
2,356	Cantel Medical Corp.	228,532
3,921	Celgene Corp.(b)	370,338
5,082	Cerner Corp.(b)	330,889
2,892	Charles River Laboratories International, Inc.(b)	357,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
925	Chemed Corp.	$299,274
1,799	Cigna Corp.	338,824
3,015	Danaher Corp.	312,173
2,221	Edwards Lifesciences Corp.(b)	320,357
3,709	Eli Lilly & Co.	391,856
4,671	Encompass Health Corp.	381,107
7,021	Envision Healthcare Corp.(b)	318,472
4,012	Express Scripts Holding Co.(b)	353,136
4,270	Henry Schein, Inc.(b)	331,694
3,304	Hill-Rom Holdings, Inc.	321,380
1,030	Humana, Inc.	343,258
1,122	Illumina, Inc.(b)	398,119
4,742	Integra LifeSciences Holdings Corp.(b)	282,007
3,096	IQVIA Holdings, Inc.(b)	393,471
1,812	Jazz Pharmaceuticals PLC(b)	309,707
2,528	Johnson & Johnson	340,496
1,667	Laboratory Corp. of America Holdings(b)	288,174
6,612	MEDNAX, Inc.(b)	313,078
5,120	Merck & Co., Inc.	351,181
1,925	Penumbra, Inc.(b)	267,286
8,481	Pfizer, Inc.	352,131
3,443	PRA Health Sciences, Inc.(b)	363,581
9,330	Premier, Inc., Class A(b)	412,666
8,291	QIAGEN NV(b)	323,100
2,817	Quest Diagnostics, Inc.	309,814
1,016	Regeneron Pharmaceuticals, Inc.(b)	413,258
2,919	STERIS PLC	333,992
1,744	Stryker Corp.	295,486
2,822	United Therapeutics Corp.(b)	347,078
1,273	UnitedHealth Group, Inc.	341,750
3,973	Veeva Systems, Inc., Class A(b)	414,622
1,952	Vertex Pharmaceuticals, Inc.(b)	359,949
1,347	WellCare Health Plans, Inc.(b)	407,562
2,763	Zimmer Biomet Holdings, Inc.	341,590
3,615	Zoetis, Inc.	327,519

		15,948,597

	Industrials—10.2%
2,516	Acuity Brands, Inc.	384,545
5,064	Alaska Air Group, Inc.	341,769
857	AMERCO	321,281
4,523	BWX Technologies, Inc.	277,350
3,419	C.H. Robinson Worldwide, Inc.	328,498
2,868	Carlisle Cos., Inc.	363,691
1,669	Cintas Corp.	356,115
5,444	Copart, Inc.(b)	350,104
4,658	CSX Corp.	345,437
2,333	Curtiss-Wright Corp.	312,505
2,460	Dun & Bradstreet Corp. (The)	351,583
4,267	Emerson Electric Co.	327,407
4,056	Expeditors International of Washington, Inc.	297,224
1,206	FedEx Corp.	294,204
7,191	Flowserve Corp.	374,795
4,121	Fortive Corp.	346,082
7,553	HD Supply Holdings, Inc.(b)	344,341
1,572	HEICO Corp.	142,549
3,098	HEICO Corp., Class A	230,801

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
1,373	Huntington Ingalls Industries, Inc.	$335,657
6,179	IHS Markit Ltd.(b)	339,845
3,405	Ingersoll-Rand PLC	344,892
2,359	J.B. Hunt Transport Services, Inc.	284,849
16,109	JetBlue Airways Corp.(b)	307,360
8,886	Johnson Controls International PLC	335,624
5,709	KAR Auction Services, Inc.	357,897
3,300	Kirby Corp.(b)	288,090
1,975	Norfolk Southern Corp.	343,334
4,757	PACCAR, Inc.	325,474
6,837	Pentair PLC (United Kingdom)	297,273
1,440	Raytheon Co.	287,194
4,467	Republic Services, Inc.	327,699
4,777	Robert Half International, Inc.	373,466
2,216	Rockwell Collins, Inc.	301,265
5,975	Rollins, Inc.	358,978
2,034	Snap-on, Inc.	359,571
2,123	Stanley Black & Decker, Inc.	298,345
7,448	Terex Corp.	288,610
4,570	Textron, Inc.	315,467
5,077	Toro Co. (The)	308,631
4,457	TransUnion	335,612
8,694	Trinity Industries, Inc.	311,593
2,092	Union Pacific Corp.	315,097
4,380	United Continental Holdings, Inc.(b)	382,900
2,419	United Technologies Corp.	318,582
11,098	Univar, Inc.(b)	308,746
2,855	Verisk Analytics, Inc.(b)	340,002
3,166	Wabtec Corp.	342,941
3,641	Waste Management, Inc.	330,967
15,326	Welbilt, Inc.(b)	339,164
2,797	XPO Logistics, Inc.(b)	297,881
4,277	Xylem, Inc.	324,667

		16,817,954

	Information Technology—13.3%
1,960	Accenture PLC, Class A	331,377
1,234	Adobe Systems, Inc.(b)	325,171
4,013	Akamai Technologies, Inc.(b)	301,537
4,457	Amdocs Ltd.	290,953
3,486	Amphenol Corp., Class A	329,706
1,628	Apple, Inc.	370,582
5,927	Applied Materials, Inc.	254,980
11,976	ARRIS International PLC(b)	310,298
4,057	Arrow Electronics, Inc.(b)	314,539
3,266	Aspen Technology, Inc.(b)	376,766
1,224	Broadcom, Inc.	268,093
2,632	Broadridge Financial Solutions, Inc.	355,689
8,598	CA, Inc.	376,592
4,715	CDK Global, Inc.	293,839
2,868	Citrix Systems, Inc.(b)	327,009
4,033	Cognizant Technology Solutions Corp., Class A	316,308
10,396	CommScope Holding Co., Inc.(b)	329,449
5,792	CoreLogic, Inc.(b)	294,465
3,767	Dell Technologies, Inc., Class V(b)	362,272
4,887	Dolby Laboratories, Inc., Class A	343,019
3,815	DXC Technology Co.	347,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
6,425	EchoStar Corp., Class A(b)	$308,400
1,763	F5 Networks, Inc.(b)	333,419
1,627	Facebook, Inc., Class A(b)	285,913
16,213	First Data Corp., Class A(b)	416,998
4,196	Fiserv, Inc.(b)	335,974
4,990	Fortinet, Inc.(b)	417,962
2,737	Global Payments, Inc.	340,975
4,232	GoDaddy, Inc., Class A(b)	344,739
2,843	GrubHub, Inc.(b)	409,705
19,607	Hewlett Packard Enterprise Co.	324,104
1,983	IAC/InterActiveCorp.(b)	391,048
5,491	Intel Corp.	265,929
1,520	Intuit, Inc.	333,594
10,728	Jabil, Inc.	317,120
11,324	Juniper Networks, Inc.	321,941
2,678	KLA-Tencor Corp.	311,210
1,515	Lam Research Corp.	262,231
5,046	Leidos Holdings, Inc.	357,105
2,789	LogMeIn, Inc.	239,715
1,594	Mastercard, Inc., Class A	343,603
7,309	Match Group, Inc.(b)	365,815
4,879	Micron Technology, Inc.(b)	256,245
3,085	Microsoft Corp.	346,538
2,663	MKS Instruments, Inc.	247,393
2,281	Monolithic Power Systems, Inc.	341,854
2,645	NXP Semiconductors NV (Netherlands)(b)	246,355
6,499	Oracle Corp.	315,721
2,911	Paycom Software, Inc.(b)	451,554
4,880	Pegasystems, Inc.	310,856
5,200	RealPage, Inc.(b)	324,480
1,857	Red Hat, Inc.(b)	274,335
12,491	Sabre Corp.	326,140
2,361	salesforce.com, Inc.(b)	360,478
3,060	Skyworks Solutions, Inc.	279,378
14,525	Symantec Corp.	292,824
2,729	Texas Instruments, Inc.	306,740
8,885	Twitter, Inc.(b)	312,574
1,322	Tyler Technologies, Inc.(b)	326,468
1,180	Ultimate Software Group, Inc. (The)(b)	365,411
2,335	VeriSign, Inc.(b)	370,354
7,600	Versum Materials, Inc.	302,404
2,337	Visa, Inc., Class A	343,282
2,215	VMware, Inc., Class A(b)	339,471
3,838	Worldpay, Inc., Class A(b)	373,783
1,958	Zebra Technologies Corp., Class A(b)	336,267
70,777	Zynga, Inc., Class A(b)	294,432

		21,892,989

	Materials—6.7%
1,875	Air Products & Chemicals, Inc.	311,794
3,267	Albemarle Corp.	312,064
6,299	Alcoa Corp.(b)	281,376
3,249	AptarGroup, Inc.	340,203
9,803	Axalta Coating Systems Ltd.(b)	298,991
8,117	Ball Corp.	339,940
7,131	Bemis Co., Inc.	351,416
6,183	Berry Global Group, Inc.(b)	295,115

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
2,656	Celanese Corp., Series A	$310,300
7,349	CF Industries Holdings, Inc.	381,781
2,914	Eastman Chemical Co.	282,745
2,120	Ecolab, Inc.	319,018
3,460	FMC Corp.	295,657
17,860	Freeport-McMoRan, Inc.	250,933
2,450	International Flavors & Fragrances, Inc.	319,210
5,674	International Paper Co.	290,168
808	NewMarket Corp.	324,040
7,790	Newmont Mining Corp.	241,724
4,770	Nucor Corp.	298,125
16,403	Owens-Illinois, Inc.(b)	289,841
2,578	Packaging Corp. of America	283,374
3,014	PPG Industries, Inc.	333,168
1,951	Praxair, Inc.	308,629
3,237	Reliance Steel & Aluminum Co.	284,500
6,002	RPM International, Inc.	405,135
3,520	Scotts Miracle-Gro Co. (The)	263,014
6,825	Sealed Air Corp.	273,751
808	Sherwin-Williams Co. (The)	368,109
11,082	Silgan Holdings, Inc.	301,984
5,883	Sonoco Products Co.	329,683
6,187	Southern Copper Corp. (Peru)	270,001
6,129	Steel Dynamics, Inc.	280,279
8,435	United States Steel Corp.	250,351
14,785	Valvoline, Inc.	318,173
4,307	W.R. Grace & Co.	304,333
5,116	WestRock Co.	281,789

		10,990,714

	Real Estate—13.6%
2,436	Alexandria Real Estate Equities, Inc. REIT	312,661
7,581	American Campus Communities, Inc. REIT	317,871
15,272	American Homes 4 Rent, Class A REIT	354,310
7,490	Apartment Investment & Management Co., Class A REIT	328,062
1,843	AvalonBay Communities, Inc. REIT	337,803
2,500	Boston Properties, Inc. REIT	326,125
18,701	Brandywine Realty Trust REIT	313,429
19,470	Brixmor Property Group, Inc. REIT	354,743
3,487	Camden Property Trust REIT	331,474
13,717	Columbia Property Trust, Inc. REIT	330,305
2,834	CoreSite Realty Corp. REIT	330,076
10,912	Corporate Office Properties Trust REIT	335,871
2,935	Crown Castle International Corp. REIT	334,678
9,995	CubeSmart REIT	305,347
2,826	Digital Realty Trust, Inc. REIT	351,215
7,927	Douglas Emmett, Inc. REIT	309,629
10,780	Duke Realty Corp. REIT	307,122
18,018	Empire State Realty Trust, Inc., Class A REIT	316,937
4,969	EPR Properties REIT	348,724
762	Equinix, Inc. REIT	332,331
9,766	Equity Commonwealth REIT(b)	313,098
3,370	Equity LifeStyle Properties, Inc. REIT	326,486
4,791	Equity Residential REIT	324,590
1,267	Essex Property Trust, Inc. REIT	312,037
3,154	Extra Space Storage, Inc. REIT	290,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
2,557	Federal Realty Investment Trust REIT	$333,970
15,390	Forest City Realty Trust, Inc., Class A REIT	387,058
8,674	Gaming and Leisure Properties, Inc. REIT	310,442
11,925	Healthcare Trust of America, Inc., Class A REIT	340,697
6,426	Highwoods Properties, Inc. REIT	319,629
2,418	Howard Hughes Corp. (The)(b)	315,235
8,686	Hudson Pacific Properties, Inc. REIT	293,934
9,127	Iron Mountain, Inc. REIT	329,485
4,001	Kilroy Realty Corp. REIT	292,633
19,837	Kimco Realty Corp. REIT	339,411
4,393	Lamar Advertising Co., Class A REIT	338,481
6,982	Liberty Property Trust REIT	305,463
3,295	Life Storage, Inc. REIT	321,592
5,445	Macerich Co. (The) REIT	319,839
22,530	Medical Properties Trust, Inc. REIT	339,077
3,253	Mid-America Apartment Communities, Inc. REIT	336,881
7,398	National Retail Properties, Inc. REIT	340,974
9,930	Omega Healthcare Investors, Inc. REIT	328,187
15,411	Outfront Media, Inc. REIT	306,217
20,370	Paramount Group, Inc. REIT	323,476
9,449	Prologis, Inc. REIT	634,784
1,471	Public Storage REIT	312,705
7,822	Rayonier, Inc. REIT	272,440
12,751	Realogy Holdings Corp.	272,744
5,691	Realty Income Corp. REIT	333,322
5,227	Regency Centers Corp. REIT	345,139
25,251	Retail Properties of America, Inc., Class A REIT	321,445
17,314	Senior Housing Properties Trust REIT	330,871
1,889	Simon Property Group, Inc. REIT	345,744
3,139	SL Green Realty Corp. REIT	327,712
39,023	Spirit Realty Capital, Inc. REIT	326,623
11,303	STORE Capital Corp. REIT	325,639
3,157	Sun Communities, Inc. REIT	325,739
5,576	Taubman Centers, Inc. REIT	360,265
8,391	UDR, Inc. REIT	335,388
14,684	Uniti Group, Inc. REIT(b)	305,721
5,570	Ventas, Inc. REIT	333,476
42,763	VEREIT, Inc. REIT	334,407
4,396	Vornado Realty Trust REIT	338,492
10,398	Weingarten Realty Investors REIT	321,610
5,314	Welltower, Inc. REIT	354,497
8,213	Weyerhaeuser Co. REIT	285,073
4,556	WP Carey, Inc. REIT	303,338

		22,415,609

	Telecommunication Services—1.4%
9,388	AT&T, Inc.	299,853
16,699	CenturyLink, Inc.	356,691
58,574	Sprint Corp.(b)	357,887
11,805	Telephone & Data Systems, Inc.	354,622
5,428	T-Mobile US, Inc.(b)	358,465
8,391	United States Cellular Corp.(b)	358,799
8,780	Zayo Group Holdings, Inc.(b)	304,315

		2,390,632

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities—6.4%
7,378	Alliant Energy Corp.	$316,074
5,140	Ameren Corp.	325,002
4,496	American Electric Power Co., Inc.	322,498
3,625	American Water Works Co., Inc.	317,296
8,567	Aqua America, Inc.	318,521
3,393	Atmos Energy Corp.	312,936
5,758	Avangrid, Inc.	284,100
11,706	CenterPoint Energy, Inc.	325,310
6,625	CMS Energy Corp.	326,215
4,006	Consolidated Edison, Inc.	316,194
4,739	Dominion Energy, Inc.	335,379
2,984	DTE Energy Co.	331,642
3,972	Duke Energy Corp.	322,685
4,910	Edison International	322,734
3,807	Entergy Corp.	318,227
5,360	Evergy, Inc.	305,788
5,351	Eversource Energy	334,063
7,406	Exelon Corp.	323,716
8,930	Hawaiian Electric Industries, Inc.	314,961
10,887	MDU Resources Group, Inc.	303,638
1,847	NextEra Energy, Inc.	314,175
12,081	NiSource, Inc.	327,033
8,700	OGE Energy Corp.	320,421
7,096	PG&E Corp.	327,693
3,831	Pinnacle West Capital Corp.	300,925
11,166	PPL Corp.	332,077
5,794	Public Service Enterprise Group, Inc.	303,316
2,878	Sempra Energy	334,078
6,834	Southern Co. (The)	299,193
5,974	UGI Corp.	322,895
4,319	Vectren Corp.	307,513
4,823	WEC Energy Group, Inc.	325,938
6,704	Xcel Energy, Inc.	322,127

		10,514,363

	Total Investments in Securities (Cost $150,841,331)—99.9%	164,594,202
	Other assets less liabilities—0.1%	183,597

	Net Assets—100.0%	$164,777,799

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Schedule of Investments(a)

Invesco S&P 500 Enhanced Value ETF (SPVU)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—14.8%
1,640	Best Buy Co., Inc.	$130,478
1,422	Charter Communications, Inc., Class A(b)	441,389
33,957	Comcast Corp., Class A	1,256,069
2,144	D.R. Horton, Inc.	95,430
1,861	DISH Network Corp., Class A(b)	65,786
1,579	Dollar Tree, Inc.(b)	127,125
598	Foot Locker, Inc.	29,481
49,873	Ford Motor Co.	472,796
1,295	Gap, Inc. (The)	39,303
7,366	General Motors Co.	265,544
2,367	Goodyear Tire & Rubber Co. (The)	53,707
1,206	Kohl’s Corp.	95,407
2,107	Lennar Corp., Class A	108,869
3,199	Macy’s, Inc.	116,924
5,739	Newell Brands, Inc.	124,651
684	Nordstrom, Inc.	42,989
1,498	PulteGroup, Inc.	41,869
3,789	Target Corp.	331,538
3,341	Viacom, Inc., Class B	97,825
495	Whirlpool Corp.	61,865

		3,999,045

	Consumer Staples—9.8%
5,826	Archer-Daniels-Midland Co.	293,630
805	JM Smucker Co. (The)	83,221
5,439	Kraft Heinz Co. (The)	316,931
7,336	Kroger Co. (The)	231,084
1,756	Molson Coors Brewing Co., Class B	117,195
2,681	Tyson Foods, Inc., Class A	168,394
6,843	Walgreens Boots Alliance, Inc.	469,156
9,976	Walmart, Inc.	956,299

		2,635,910

	Energy—5.5%
1,144	Andeavor	174,792
3,055	Baker Hughes a GE Co.	100,724
3,977	Marathon Petroleum Corp.	327,267
3,265	Phillips 66	386,935
2,811	TechnipFMC PLC (United Kingdom)	86,101
3,501	Valero Energy Corp.	412,698

		1,488,517

	Financials—35.5%
6,342	Aflac, Inc.	293,254
2,927	Allstate Corp. (The)	294,368
496	Assurant, Inc.	50,999
43,339	Bank of America Corp.	1,340,475
5,389	Bank of New York Mellon Corp. (The)	281,036
6,711	Berkshire Hathaway, Inc., Class B(b)	1,400,720
695	Brighthouse Financial, Inc.(b)	28,849
3,328	Capital One Financial Corp.	329,771
3,006	Chubb Ltd.	406,531
3,399	Citizens Financial Group, Inc.	139,903
269	Everest Re Group Ltd.	59,992
4,653	Fifth Third Bancorp	136,938
1,946	Goldman Sachs Group, Inc. (The)	462,778
2,978	Invesco Ltd.(c)	71,770
2,472	Jefferies Financial Group, Inc.	57,400
2,353	Lincoln National Corp.	154,310

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
2,325	Loews Corp.	$116,971
10,439	MetLife, Inc.	479,046
8,317	Morgan Stanley	406,119
1,942	People’s United Financial, Inc.	35,946
2,401	PNC Financial Services Group, Inc. (The)	344,640
2,514	Principal Financial Group, Inc.	138,748
5,194	Prudential Financial, Inc.	510,310
5,660	Regions Financial Corp.	110,144
2,466	SunTrust Banks, Inc.	181,399
814	Torchmark Corp.	71,567
1,706	Travelers Cos., Inc. (The)	224,510
2,507	Unum Group	92,458
23,424	Wells Fargo & Co.	1,369,836

		9,590,788

	Health Care—10.2%
1,123	AmerisourceBergen Corp.	101,036
1,893	Anthem, Inc.	501,134
3,192	Cardinal Health, Inc.	166,590
1,610	Centene Corp.(b)	235,833
10,923	CVS Health Corp.	821,847
1,070	Envision Healthcare Corp.(b)	48,535
5,795	Express Scripts Holding Co.(b)	510,076
2,302	McKesson Corp.	296,383
526	Universal Health Services, Inc., Class B	68,464

		2,749,898

	Industrials—5.5%
971	Alaska Air Group, Inc.	65,533
2,809	American Airlines Group, Inc.	113,708
4,180	Delta Air Lines, Inc.	244,446
2,537	Eaton Corp. PLC	210,926
1,040	Fluor Corp.	59,706
798	Jacobs Engineering Group, Inc.	58,007
6,258	Johnson Controls International PLC	236,365
1,039	Pentair PLC (United Kingdom)	45,176
1,245	Quanta Services, Inc.(b)	43,064
3,432	Southwest Airlines Co.	210,382
2,212	United Continental Holdings, Inc.(b)	193,373

		1,480,686

	Information Technology—2.4%
13,122	Hewlett Packard Enterprise Co.	216,907
7,437	Micron Technology, Inc.(b)	390,591
1,555	Xerox Corp.	43,322

		650,820

	Materials—2.7%
754	Eastman Chemical Co.	73,161
2,650	International Paper Co.	135,521
1,876	LyondellBasell Industries NV, Class A	211,575
1,859	Mosaic Co. (The)	58,131
1,787	Nucor Corp.	111,687
2,307	WestRock Co.	127,070

		717,145

	Real Estate—0.2%
2,179	Duke Realty Corp. REIT	62,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500 Enhanced Value ETF (SPVU) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Telecommunication Services—10.9%
39,002	AT&T, Inc.	$1,245,724
11,018	CenturyLink, Inc.	235,345
26,893	Verizon Communications, Inc.	1,462,172

		2,943,241

	Utilities—2.4%
3,606	CenterPoint Energy, Inc.	100,211
7,688	Exelon Corp.	336,043
4,023	PG&E Corp.	185,782
792	SCANA Corp.	30,365

		652,401

	Total Investments in Securities (Cost $25,744,394)—99.9%	26,970,531
	Other assets less liabilities—0.1%	25,042

	Net Assets—100.0%	$26,995,573

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Schedule of Investments(a)

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—6.8%
22,040	Garmin Ltd.	$1,501,806
7,092	Home Depot, Inc. (The)	1,423,861
8,872	McDonald’s Corp.	1,439,304
25,282	Starbucks Corp.	1,351,323
13,561	TJX Cos., Inc. (The)	1,491,303
11,693	Walt Disney Co. (The)	1,309,850
16,749	Yum! Brands, Inc.	1,455,321

		9,972,768

	Consumer Staples—8.6%
29,109	Archer-Daniels-Midland Co.	1,467,094
42,796	Coca-Cola Co. (The)	1,907,418
35,980	Conagra Brands, Inc.	1,322,265
6,200	Costco Wholesale Corp.	1,445,406
32,992	Mondelez International, Inc., Class A	1,409,418
14,900	PepsiCo, Inc.	1,668,949
21,032	Procter & Gamble Co. (The)	1,744,604
20,376	Sysco Corp.	1,524,532

		12,489,686

	Energy—3.7%
18,355	Exxon Mobil Corp.	1,471,520
17,024	Occidental Petroleum Corp.	1,359,707
19,014	ONEOK, Inc.	1,253,213
11,231	Phillips 66	1,330,986

		5,415,426

	Financials—25.2%
34,734	Aflac, Inc.	1,606,100
14,528	Allstate Corp. (The)	1,461,081
12,664	American Express Co.	1,342,131
27,201	American International Group, Inc.	1,446,277
11,376	Aon PLC	1,655,891
21,900	Arthur J. Gallagher & Co.	1,579,866
6,741	Berkshire Hathaway, Inc., Class B(b)	1,406,982
10,780	Chubb Ltd.	1,457,887
17,659	Cincinnati Financial Corp.	1,353,916
8,417	CME Group, Inc.	1,470,702
26,294	Hartford Financial Services Group, Inc. (The)	1,324,429
18,488	Intercontinental Exchange, Inc.	1,409,340
11,168	JPMorgan Chase & Co.	1,279,629
32,243	Loews Corp.	1,622,145
20,258	Marsh & McLennan Cos., Inc.	1,714,435
8,062	Moody’s Corp.	1,435,197
16,310	Nasdaq, Inc.	1,556,626
78,768	People’s United Financial, Inc.	1,457,996
8,979	PNC Financial Services Group, Inc. (The)	1,288,846
22,028	Progressive Corp. (The)	1,487,551
6,465	S&P Global, Inc.	1,338,578
18,103	Torchmark Corp.	1,591,616
10,622	Travelers Cos., Inc. (The)	1,397,855
28,311	US Bancorp	1,531,908
11,071	Willis Towers Watson PLC	1,630,426

		36,847,410

	Health Care—11.7%
21,425	Abbott Laboratories	1,432,047
19,236	Baxter International, Inc.	1,430,581
5,312	Becton, Dickinson and Co.	1,391,054

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
14,502	Danaher Corp.	$1,501,537
13,424	Eli Lilly & Co.	1,418,246
3,976	Humana, Inc.	1,325,042
11,131	Johnson & Johnson	1,499,234
7,924	Laboratory Corp. of America Holdings(b)	1,369,822
19,841	Merck & Co., Inc.	1,360,894
15,998	PerkinElmer, Inc.	1,478,695
38,856	Pfizer, Inc.	1,613,301
14,610	Zoetis, Inc.	1,323,666

		17,144,119

	Industrials—13.7%
19,214	AMETEK, Inc.	1,478,709
6,278	Cintas Corp.	1,339,537
6,760	General Dynamics Corp.	1,307,384
10,513	Honeywell International, Inc.	1,672,198
6,410	L3 Technologies, Inc.	1,369,945
4,329	Lockheed Martin Corp.	1,387,055
30,627	Pentair PLC (United Kingdom)	1,331,662
6,892	Raytheon Co.	1,374,541
22,423	Republic Services, Inc.	1,644,951
4,544	Roper Technologies, Inc.	1,355,793
20,170	Textron, Inc.	1,392,335
10,125	United Technologies Corp.	1,333,463
13,059	Verisk Analytics, Inc.(b)	1,555,196
16,890	Waste Management, Inc.	1,535,301

		20,078,070

	Information Technology—17.1%
8,313	Accenture PLC, Class A	1,405,479
16,417	Amphenol Corp., Class A	1,552,720
9,531	Automatic Data Processing, Inc.	1,398,674
11,470	Broadridge Financial Solutions, Inc.	1,550,056
13,415	Citrix Systems, Inc.(b)	1,529,578
19,249	Cognizant Technology Solutions Corp., Class A	1,509,699
15,265	Fidelity National Information Services, Inc.	1,651,215
19,913	Fiserv, Inc.(b)	1,594,434
6,110	Intuit, Inc.	1,340,962
11,671	Motorola Solutions, Inc.	1,498,090
20,211	Paychex, Inc.	1,480,456
14,918	Synopsys, Inc.(b)	1,523,724
14,922	TE Connectivity Ltd.	1,368,049
13,834	Total System Services, Inc.	1,343,835
8,651	VeriSign, Inc.(b)	1,372,135
9,844	Visa, Inc., Class A	1,445,985
71,308	Western Union Co. (The)	1,349,147

		24,914,238

	Materials—7.1%
9,440	Air Products & Chemicals, Inc.	1,569,778
34,351	Ball Corp.	1,438,620
13,545	Eastman Chemical Co.	1,314,271
12,058	Ecolab, Inc.	1,814,488
12,785	PPG Industries, Inc.	1,413,254
35,859	Sealed Air Corp.	1,438,305
2,949	Sherwin-Williams Co. (The)	1,343,505

		10,332,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate—5.1%
29,973	CBRE Group, Inc., Class A(b)	$1,462,982
63,784	Host Hotels & Resorts, Inc. REIT	1,373,269
14,094	SL Green Realty Corp. REIT	1,471,414
20,340	Vornado Realty Trust REIT	1,566,180
46,665	Weyerhaeuser Co. REIT	1,619,742

		7,493,587

	Telecommunication Services—0.9%
25,330	Verizon Communications, Inc.	1,377,192

	Total Investments in Securities (Cost $132,999,353)—99.9%	146,064,717
	Other assets less liabilities-0.1%	124,236

	Net Assets—100.0%	$146,188,953

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes	to Schedule of Investments:
(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments(a)

Invesco S&P 500® High Beta ETF (SPHB)

August 31, 2018

Number of Shares		Value
	Common Stocks—99.9%
	Consumer Discretionary—6.6%
829	Amazon.com, Inc.(b)	$1,668,537
16,006	Aptiv PLC	1,408,688
36,280	BorgWarner, Inc.	1,587,976
51,821	MGM Resorts International	1,502,291
5,929	Netflix, Inc.(b)	2,179,975
70,949	Newell Brands, Inc.	1,541,012
74,921	Under Armour, Inc., Class A(b)	1,532,134

		11,420,613

	Energy—4.7%
32,934	EQT Corp.	1,680,293
25,908	Hess Corp.	1,744,645
78,546	Marathon Oil Corp.	1,689,524
56,908	Newfield Exploration Co.(b)	1,552,450
49,505	Noble Energy, Inc.	1,471,289

		8,138,201

	Financials—24.4%
10,587	Affiliated Managers Group, Inc.	1,546,655
11,424	Ameriprise Financial, Inc.	1,621,751
50,129	Bank of America Corp.	1,550,490
7,141	Berkshire Hathaway, Inc., Class B(b)	1,490,469
3,503	BlackRock, Inc.	1,678,147
38,686	Brighthouse Financial, Inc.(b)	1,605,856
15,327	Capital One Financial Corp.	1,518,752
34,603	Charles Schwab Corp. (The)	1,757,486
38,351	Citizens Financial Group, Inc.	1,578,527
15,078	Comerica, Inc.	1,469,803
20,102	Discover Financial Services	1,570,368
27,310	E*TRADE Financial Corp.(b)	1,607,467
45,618	Franklin Resources, Inc.	1,447,915
6,705	Goldman Sachs Group, Inc. (The)	1,594,516
63,798	Invesco Ltd.(c)	1,537,532
24,972	Lincoln National Corp.	1,637,664
35,890	Morgan Stanley	1,752,509
13,993	Northern Trust Corp.	1,503,688
27,159	Principal Financial Group, Inc.	1,498,905
16,795	Prudential Financial, Inc.	1,650,109
19,473	Raymond James Financial, Inc.	1,811,768
18,970	State Street Corp.	1,648,683
5,957	SVB Financial Group(b)	1,922,622
54,022	Synchrony Financial	1,710,877
13,785	T. Rowe Price Group, Inc.	1,597,544
42,167	Unum Group	1,555,119

		41,865,222

	Health Care—12.7%
18,343	AbbVie, Inc.	1,760,561
4,384	ABIOMED, Inc.(b)	1,782,447
23,205	Agilent Technologies, Inc.	1,567,266
15,423	Alexion Pharmaceuticals, Inc.(b)	1,885,307
5,966	Align Technology, Inc.(b)	2,305,799
6,447	IDEXX Laboratories, Inc.(b)	1,637,796
5,411	Illumina, Inc.(b)	1,919,985
28,777	Incyte Corp.(b)	2,126,908
3,125	Intuitive Surgical, Inc.(b)	1,750,000
2,611	Mettler-Toledo International, Inc.(b)	1,526,025
26,741	Nektar Therapeutics, Class A(b)	1,778,009

Number of Shares		Value
	Common Stocks (continued)
	Health Care (continued)
9,622	Vertex Pharmaceuticals, Inc.(b)	$1,774,297

		21,814,400

	Industrials—12.7%
7,272	3M Co.	1,533,810
26,717	A.O. Smith Corp.	1,551,723
40,330	American Airlines Group, Inc.	1,632,558
85,122	Arconic, Inc.	1,905,030
4,781	Boeing Co. (The)	1,638,879
13,120	Caterpillar, Inc.	1,821,712
20,640	CSX Corp.	1,530,662
12,372	Deere & Co.	1,779,094
21,848	Jacobs Engineering Group, Inc.	1,588,131
23,844	PACCAR, Inc.	1,631,407
9,116	Parker-Hannifin Corp.	1,600,770
9,248	Rockwell Automation, Inc.	1,673,518
12,989	United Rentals, Inc.(b)	2,024,596

		21,911,890

	Information Technology—33.2%
25,924	Activision Blizzard, Inc.	1,869,120
6,698	Adobe Systems, Inc.(b)	1,764,990
108,413	Advanced Micro Devices, Inc.(b)	2,728,755
1,455	Alphabet, Inc., Class C(b)	1,772,466
16,018	Analog Devices, Inc.	1,583,379
47,017	Applied Materials, Inc.	2,022,671
12,855	Autodesk, Inc.(b)	1,984,169
38,414	Cisco Systems, Inc.	1,835,037
46,371	Corning, Inc.	1,553,892
11,604	Electronic Arts, Inc.(b)	1,316,010
9,329	Facebook, Inc., Class A(b)	1,639,385
70,539	HP, Inc.	1,738,786
39,896	Intel Corp.	1,932,163
11,010	IPG Photonics Corp.(b)	1,932,035
18,180	KLA-Tencor Corp.	2,112,698
13,418	Lam Research Corp.	2,322,522
7,299	Mastercard, Inc., Class A	1,573,372
19,836	Microchip Technology, Inc.	1,706,491
44,651	Micron Technology, Inc.(b)	2,345,071
16,560	Microsoft Corp.	1,860,185
19,648	NetApp, Inc.	1,705,643
9,452	NVIDIA Corp.	2,652,987
18,187	PayPal Holdings, Inc.(b)	1,679,206
18,591	Qorvo, Inc.(b)	1,488,953
25,283	QUALCOMM, Inc.	1,737,195
29,125	Seagate Technology PLC	1,559,353
18,622	Skyworks Solutions, Inc.	1,700,189
14,214	Take-Two Interactive Software, Inc.(b)	1,898,422
15,427	Texas Instruments, Inc.	1,733,995
24,155	Western Digital Corp.	1,527,562
23,203	Xilinx, Inc.	1,805,890

		57,082,592

	Materials—5.6%
25,138	DowDuPont, Inc.	1,762,928
129,666	Freeport-McMoRan, Inc.	1,821,807
48,851	Mosaic Co. (The)	1,527,571
23,628	Nucor Corp.	1,476,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P 500® High Beta ETF (SPHB) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks (continued)
	Materials (continued)
9,561	Praxair, Inc.	$1,512,454
26,546	WestRock Co.	1,462,154

		9,563,664

	Total Investments in Securities (Cost $172,760,814)—99.9%	171,796,582
	Other assets less liabilities—0.1%	137,322

	Net Assets—100.0%	$171,933,904

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Schedule of Investments(a)

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—5.6%
6,428,204	Ford Motor Co.	$60,939,374
666,901	Garmin Ltd.	45,442,634
919,709	Leggett & Platt, Inc.	41,791,577

		148,173,585

	Consumer Staples—15.5%
1,035,393	Altria Group, Inc.	60,591,198
959,889	Coca-Cola Co. (The)	42,782,253
1,288,338	General Mills, Inc.	59,276,431
552,406	Kellogg Co.	39,657,227
441,677	Kimberly-Clark Corp.	51,031,361
836,078	Kraft Heinz Co. (The)	48,718,265
808,282	Philip Morris International, Inc.	62,957,085
566,425	Procter & Gamble Co. (The)	46,984,954

		411,998,774

	Energy—10.7%
352,273	Chevron Corp.	41,730,259
571,363	Exxon Mobil Corp.	45,806,172
2,311,253	Kinder Morgan, Inc.	40,909,178
553,034	Occidental Petroleum Corp.	44,170,826
779,258	ONEOK, Inc.	51,360,895
2,028,412	Williams Cos., Inc. (The)	60,020,711

		283,998,041

	Financials—10.5%
546,006	Cincinnati Financial Corp.	41,862,280
2,105,333	Invesco Ltd.(b)	50,738,525
1,037,164	MetLife, Inc.	47,595,456
2,603,857	People’s United Financial, Inc.	48,197,393
859,270	Principal Financial Group, Inc.	47,423,111
450,739	Prudential Financial, Inc.	44,285,107

		280,101,872

	Health Care—3.5%
622,138	Merck & Co., Inc.	42,672,445
1,210,011	Pfizer, Inc.	50,239,657

		92,912,102

	Industrials—5.0%
300,305	Cummins, Inc.	42,583,249
545,742	Eaton Corp. PLC	45,372,990
365,237	United Parcel Service, Inc., Class B	44,880,322

		132,836,561

	Information Technology—3.6%
372,110	International Business Machines Corp.	54,506,673
2,226,213	Western Union Co. (The)	42,119,950

		96,626,623

	Materials—3.3%
856,428	International Paper Co.	43,797,728
400,161	LyondellBasell Industries NV, Class A	45,130,158

		88,927,886

	Real Estate—17.9%
441,431	Crown Castle International Corp. REIT	50,336,377
2,777,601	HCP, Inc. REIT	75,078,555
2,236,440	Iron Mountain, Inc. REIT	80,735,484
1,097,417	Realty Income Corp. REIT	64,275,714
327,583	Simon Property Group, Inc. REIT	59,957,516

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
1,199,809	Ventas, Inc. REIT	$71,832,565
1,100,399	Welltower, Inc. REIT	73,407,617

		475,623,828

	Telecommunication Services—5.3%
2,440,061	AT&T, Inc.	77,935,549
1,135,587	Verizon Communications, Inc.	61,741,865

		139,677,414

	Utilities—19.0%
3,565,396	AES Corp. (The)	47,990,230
1,765,549	CenterPoint Energy, Inc.	49,064,607
828,451	Dominion Energy, Inc.	58,629,477
706,477	Duke Energy Corp.	57,394,192
707,288	Edison International	46,490,040
695,614	Entergy Corp.	58,146,374
1,455,016	FirstEnergy Corp.	54,388,498
2,484,840	PPL Corp.	73,899,142
1,332,426	Southern Co. (The)	58,333,610

		504,336,170

	Total Investments in Securities (Cost $2,689,037,268)—99.9%	2,655,212,856
	Other assets less liabilities—0.1%	1,655,409

	Net Assets—100.0%	$2,656,868,265

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Schedule of Investments(a)

Invesco S&P 500® Low Volatility ETF (SPLV)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—3.8%
1,044,874	Garmin Ltd.	$71,197,714
336,460	Home Depot, Inc. (The)	67,551,074
420,394	McDonald’s Corp.	68,200,519
793,703	Yum! Brands, Inc.	68,964,854

		275,914,161

	Consumer Staples—9.1%
1,379,877	Archer-Daniels-Midland Co.	69,545,801
2,028,767	Coca-Cola Co. (The)	90,422,145
1,130,865	Colgate-Palmolive Co.	75,100,745
352,081	Constellation Brands, Inc., Class A	73,303,264
1,105,329	Kraft Heinz Co. (The)	64,407,521
1,564,014	Mondelez International, Inc., Class A	66,814,678
706,427	PepsiCo, Inc.	79,126,888
997,291	Procter & Gamble Co. (The)	82,725,288
966,156	Sysco Corp.	72,287,792

		673,734,122

	Energy—1.8%
870,397	Exxon Mobil Corp.	69,779,727
532,549	Phillips 66	63,112,382

		132,892,109

	Financials—16.8%
1,646,805	Aflac, Inc.	76,148,263
688,612	Allstate Corp. (The)	69,253,709
1,289,614	American International Group, Inc.	68,568,776
539,134	Aon PLC	78,476,345
1,038,105	Arthur J. Gallagher & Co.	74,888,895
319,363	Berkshire Hathaway, Inc., Class B(b)	66,657,445
511,064	Chubb Ltd.	69,116,295
399,056	CME Group, Inc.	69,727,055
1,528,587	Loews Corp.	76,903,212
960,334	Marsh & McLennan Cos., Inc.	81,273,067
382,032	Moody’s Corp.	68,009,337
773,052	Nasdaq, Inc.	73,780,083
3,734,121	People’s United Financial, Inc.	69,118,580
1,044,338	Progressive Corp. (The)	70,524,145
858,081	Torchmark Corp.	75,442,482
1,342,039	US Bancorp	72,617,730
525,012	Willis Towers Watson PLC	77,318,517

		1,237,823,936

	Health Care—5.7%
912,104	Baxter International, Inc.	67,833,174
687,505	Danaher Corp.	71,184,268
636,501	Eli Lilly & Co.	67,246,331
527,512	Johnson & Johnson	71,050,591
375,723	Laboratory Corp. of America Holdings(b)	64,951,235
1,842,259	Pfizer, Inc.	76,490,594

		418,756,193

	Industrials—6.0%
910,839	AMETEK, Inc.	70,098,169
498,496	Honeywell International, Inc.	79,290,774
1,247,820	IHS Markit Ltd.(b)	68,630,100
1,063,156	Republic Services, Inc.	77,993,124
618,882	Verisk Analytics, Inc.(b)	73,702,657
800,522	Waste Management, Inc.	72,767,450

		442,482,274

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology—10.7%
778,486	Amphenol Corp., Class A	$73,629,206
543,964	Broadridge Financial Solutions, Inc.	73,511,295
636,202	Citrix Systems, Inc.(b)	72,539,752
912,698	Cognizant Technology Solutions Corp., Class A	71,582,904
723,419	Fidelity National Information Services, Inc.	78,252,233
944,166	Fiserv, Inc.(b)	75,599,372
553,023	Motorola Solutions, Inc.	70,986,032
958,009	Paychex, Inc.	70,174,159
707,220	Synopsys, Inc.(b)	72,235,451
707,367	TE Connectivity Ltd.	64,851,407
466,946	Visa, Inc., Class A	68,589,698

		791,951,509

	Materials—4.9%
447,745	Air Products & Chemicals, Inc.	74,455,516
1,628,533	Ball Corp.	68,202,962
571,703	Ecolab, Inc.	86,029,868
606,211	PPG Industries, Inc.	67,010,564
1,700,165	Sealed Air Corp.	68,193,618

		363,892,528

	Real Estate—18.0%
571,151	Alexandria Real Estate Equities, Inc. REIT	73,307,231
1,804,509	Apartment Investment & Management Co., Class A REIT	79,037,494
454,906	AvalonBay Communities, Inc. REIT	83,379,721
530,865	Boston Properties, Inc. REIT	69,251,339
1,420,998	CBRE Group, Inc., Class A(b)	69,358,912
2,457,299	Duke Realty Corp. REIT	70,008,449
1,173,411	Equity Residential REIT	79,498,595
298,441	Essex Property Trust, Inc. REIT	73,500,049
530,410	Federal Realty Investment Trust REIT	69,276,850
712,294	Mid-America Apartment Communities, Inc. REIT	73,765,167
1,035,819	Prologis, Inc. REIT	69,586,320
331,210	Public Storage REIT	70,408,622
1,286,600	Realty Income Corp. REIT	75,356,162
1,044,951	Regency Centers Corp. REIT	68,998,115
668,212	SL Green Realty Corp. REIT	69,761,333
2,016,755	UDR, Inc. REIT	80,609,697
964,232	Vornado Realty Trust REIT	74,245,864
2,212,310	Weyerhaeuser Co. REIT	76,789,280

		1,326,139,200

	Utilities—23.2%
1,809,872	Alliant Energy Corp.	77,534,917
1,178,710	Ameren Corp.	74,529,833
1,137,617	American Electric Power Co., Inc.	81,601,267
877,593	American Water Works Co., Inc.	76,815,715
2,545,099	CenterPoint Energy, Inc.	70,728,301
1,710,267	CMS Energy Corp.	84,213,547
1,054,373	Consolidated Edison, Inc.	83,221,661
1,097,663	Dominion Energy, Inc.	77,681,611
746,002	DTE Energy Co.	82,910,662
1,051,624	Duke Energy Corp.	85,433,934
867,975	Entergy Corp.	72,554,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P 500® Low Volatility ETF (SPLV) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
1,296,396	Evergy, Inc.	$73,959,392
1,196,513	Eversource Energy	74,698,307
1,906,361	Exelon Corp.	83,327,039
470,094	NextEra Energy, Inc.	79,962,989
2,808,731	NiSource, Inc.	76,032,348
936,520	Pinnacle West Capital Corp.	73,563,646
2,274,622	PPL Corp.	67,647,258
1,556,956	Public Service Enterprise Group, Inc.	81,506,647
1,665,186	Southern Co. (The)	72,901,843
1,221,982	WEC Energy Group, Inc.	82,581,544
1,692,157	Xcel Energy, Inc.	81,308,144

		1,714,714,635

	Total Investments in Securities (Cost $6,868,756,210)—100.0%	7,378,300,667
	Other assets less liabilities—0.0%	3,061,762

	Net Assets—100.0%	$7,381,362,429

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Schedule of Investments(a)

Invesco S&P 500 Minimum Variance ETF (SPMV)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—14.2%
14	Amazon.com, Inc.(b)	$28,178
26	Home Depot, Inc. (The)	5,220
91	Michael Kors Holdings Ltd.(b)	6,608
75	Mohawk Industries, Inc.(b)	14,369
425	NIKE, Inc., Class B	34,935
8	PVH Corp.	1,145
44	Ralph Lauren Corp., Class A	5,844
52	Ross Stores, Inc.	4,981
478	Starbucks Corp.	25,549
316	Tapestry, Inc.	16,018
122	TJX Cos., Inc. (The)	13,416
217	Under Armour, Inc., Class A(b)	4,438
383	VF Corp.	35,286
135	Yum! Brands, Inc.	11,730

		207,717

	Consumer Staples—11.2%
225	Campbell Soup Co.	8,876
270	Coca-Cola Co. (The)	12,034
210	Colgate-Palmolive Co.	13,946
445	Conagra Brands, Inc.	16,354
463	General Mills, Inc.	21,303
311	Hormel Foods Corp.	12,176
134	JM Smucker Co. (The)	13,853
54	Kellogg Co.	3,877
132	McCormick & Co., Inc.	16,484
144	Monster Beverage Corp.(b)	8,768
219	Procter & Gamble Co. (The)	18,166
276	Tyson Foods, Inc., Class A	17,335

		163,172

	Energy—0.3%
74	EQT Corp.	3,775
10	Exxon Mobil Corp.	802

		4,577

	Financials—11.2%
100	Aon PLC	14,556
420	Bank of America Corp.	12,990
132	Berkshire Hathaway, Inc., Class B(b)	27,551
9	Chubb Ltd.	1,217
127	Citigroup, Inc.	9,047
158	JPMorgan Chase & Co.	18,104
308	Marsh & McLennan Cos., Inc.	26,066
143	Progressive Corp. (The)	9,657
198	Travelers Cos., Inc. (The)	26,057
314	Wells Fargo & Co.	18,363

		163,608

	Health Care—16.5%
50	Allergan PLC	9,585
118	Becton, Dickinson and Co.	30,901
12	Celgene Corp.(b)	1,133
351	Cerner Corp.(b)	22,854
66	Cigna Corp.	12,430
52	Edwards Lifesciences Corp.(b)	7,500
132	Envision Healthcare Corp.(b)	5,987
191	Express Scripts Holding Co.(b)	16,812
27	HCA Healthcare, Inc.	3,621

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
184	Henry Schein, Inc.(b)	$14,293
6	Humana, Inc.	2,000
211	Johnson & Johnson	28,420
143	Medtronic PLC	13,787
169	Stryker Corp.	28,634
125	UnitedHealth Group, Inc.	33,557
66	Universal Health Services, Inc., Class B	8,591

		240,105

	Industrials—9.9%
40	Boeing Co. (The)	13,711
56	Cintas Corp.	11,949
47	General Electric Co.	608
83	Lockheed Martin Corp.	26,594
269	Republic Services, Inc.	19,734
127	Rockwell Collins, Inc.	17,266
100	Stericycle, Inc.(b)	6,169
148	United Technologies Corp.	19,492
323	Waste Management, Inc.	29,361

		144,884

	Information Technology—20.9%
62	Accenture PLC, Class A	10,482
88	Adobe Systems, Inc.(b)	23,189
24	Alphabet, Inc., Class C(b)	29,237
151	Analog Devices, Inc.	14,926
119	Apple, Inc.	27,088
23	Applied Materials, Inc.	989
55	Automatic Data Processing, Inc.	8,071
349	Cisco Systems, Inc.	16,672
121	Facebook, Inc., Class A(b)	21,263
19	Global Payments, Inc.	2,367
541	Intel Corp.	26,201
38	International Business Machines Corp.	5,566
95	Intuit, Inc.	20,850
55	Micron Technology, Inc.(b)	2,889
275	Microsoft Corp.	30,891
25	NVIDIA Corp.	7,017
13	Oracle Corp.	631
408	QUALCOMM, Inc.	28,034
252	Texas Instruments, Inc.	28,325
9	Xilinx, Inc.	700

		305,388

	Materials—1.1%
508	Newmont Mining Corp.	15,763

	Real Estate—2.4%
7	AvalonBay Communities, Inc. REIT	1,283
219	Crown Castle International Corp. REIT	24,973
44	Public Storage REIT	9,353

		35,609

	Telecommunication Services—4.2%
762	AT&T, Inc.	24,338
708	CenturyLink, Inc.	15,123
405	Verizon Communications, Inc.	22,020

		61,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P 500 Minimum Variance ETF (SPMV) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities—8.0%
294	Ameren Corp.	$18,590
36	American Electric Power Co., Inc.	2,582
23	Consolidated Edison, Inc.	1,816
195	Dominion Energy, Inc.	13,800
14	DTE Energy Co.	1,556
34	Edison International	2,235
113	Eversource Energy	7,055
13	NextEra Energy, Inc.	2,211
302	PG&E Corp.	13,946
532	Public Service Enterprise Group, Inc.	27,850
17	Sempra Energy	1,973
475	Southern Co. (The)	20,796
28	WEC Energy Group, Inc.	1,892

		116,302

	Total Investments in Securities (Cost $1,277,521)—99.9%	1,458,606
	Other assets less liabilities—0.1%	1,055

	Net Assets—100.0%	$1,459,661

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Schedule of Investments(a)

Invesco S&P 500 Momentum ETF (SPMO)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—17.7%
2,479	Amazon.com, Inc.(b)	$4,989,508
1,275	Aptiv PLC	112,213
2,079	D.R. Horton, Inc.	92,536
1,101	Hilton Worldwide Holdings, Inc.	85,459
7,357	Home Depot, Inc. (The)	1,477,065
2,293	Marriott International, Inc., Class A	289,996
4,443	McDonald’s Corp.	720,788
2,248	Netflix, Inc.(b)	826,545
1,231	PulteGroup, Inc.	34,406
399	PVH Corp.	57,121
1,845	VF Corp.	169,980

		8,855,617

	Consumer Staples—2.8%
1,202	Brown-Forman Corp., Class B	62,768
885	Constellation Brands, Inc., Class A	184,257
1,423	Estee Lauder Cos., Inc. (The), Class A	199,391
2,072	Monster Beverage Corp.(b)	126,164
8,746	Walmart, Inc.	838,392

		1,410,972

	Energy—0.5%
2,241	Valero Energy Corp.	264,169

	Financials—13.2%
1,475	Allstate Corp. (The)	148,341
3,075	American Express Co.	325,889
674	Ameriprise Financial, Inc.	95,681
9,222	Berkshire Hathaway, Inc., Class B(b)	1,924,816
770	BlackRock, Inc.	368,876
1,001	Cboe Global Markets, Inc.	100,901
11,121	Citigroup, Inc.	792,260
14,983	JPMorgan Chase & Co.	1,716,752
1,193	Moody’s Corp.	212,378
3,234	Progressive Corp. (The)	218,392
1,684	S&P Global, Inc.	348,672
1,796	State Street Corp.	156,090
1,670	T. Rowe Price Group, Inc.	193,536

		6,602,584

	Health Care—11.5%
10,699	Abbott Laboratories	715,121
10,603	AbbVie, Inc.	1,017,676
1,755	Agilent Technologies, Inc.	118,533
650	Align Technology, Inc.(b)	251,218
1,449	Anthem, Inc.	383,594
3,227	Baxter International, Inc.	239,992
772	Centene Corp.(b)	113,083
834	Intuitive Surgical, Inc.(b)	467,040
150	Mettler-Toledo International, Inc.(b)	87,669
1,501	Nektar Therapeutics, Class A(b)	99,801
600	PerkinElmer, Inc.	55,458
1,997	Thermo Fisher Scientific, Inc.	477,483
5,199	UnitedHealth Group, Inc.	1,395,723
504	Varian Medical Systems, Inc.(b)	56,458
427	Waters Corp.(b)	80,908
2,248	Zoetis, Inc.	203,669

		5,763,426

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials—13.1%
3,620	3M Co.	$763,530
1,528	AMETEK, Inc.	117,595
5,191	Boeing Co. (The)	1,779,423
3,747	Caterpillar, Inc.	520,271
395	Cintas Corp.	84,281
1,869	Deere & Co.	268,762
1,521	Fortive Corp.	127,734
795	Harris Corp.	129,195
4,543	Honeywell International, Inc.	722,610
1,517	Illinois Tool Works, Inc.	210,681
1,622	Lockheed Martin Corp.	519,705
1,170	Northrop Grumman Corp.	349,233
547	Parker-Hannifin Corp.	96,053
1,849	Raytheon Co.	368,765
623	Roper Technologies, Inc.	185,884
220	TransDigm Group, Inc.(b)	77,000
1,823	Waste Management, Inc.	165,711
924	Xylem, Inc.	70,141

		6,556,574

	Information Technology—39.6%
3,620	Accenture PLC, Class A	612,033
3,522	Activision Blizzard, Inc.	253,936
2,907	Adobe Systems, Inc.(b)	766,024
1,502	Alphabet, Inc., Class A(b)	1,850,164
1,604	Alphabet, Inc., Class C(b)	1,953,977
1,700	Amphenol Corp., Class A	160,786
526	ANSYS, Inc.(b)	97,825
1,695	Cadence Design Systems, Inc.(b)	79,733
3,400	Cognizant Technology Solutions Corp., Class A	266,662
1,301	DXC Technology Co.	118,508
10,045	Facebook, Inc., Class A(b)	1,765,208
1,500	Fidelity National Information Services, Inc.	162,255
404	Gartner, Inc.(b)	60,503
8,273	HP, Inc.	203,929
276	IPG Photonics Corp.(b)	48,432
674	Lam Research Corp.	116,663
6,768	Mastercard, Inc., Class A	1,458,910
43,805	Microsoft Corp.	4,920,616
1,125	NetApp, Inc.	97,661
3,244	NVIDIA Corp.	910,526
9,884	PayPal Holdings, Inc.(b)	912,590
1,057	Red Hat, Inc.(b)	156,151
3,350	salesforce.com, Inc.(b)	511,478
754	Synopsys, Inc.(b)	77,013
849	Take-Two Interactive Software, Inc.(b)	113,392
1,675	TE Connectivity Ltd.	153,564
1,272	Total System Services, Inc.	123,562
447	VeriSign, Inc.(b)	70,899
12,181	Visa, Inc., Class A	1,789,267

		19,812,267

	Materials—0.5%
626	Avery Dennison Corp.	65,843
1,349	Praxair, Inc.	213,398

		279,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco S&P 500 Momentum ETF (SPMO) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate—1.0%
2,097	American Tower Corp. REIT	$312,705
1,350	CBRE Group, Inc., Class A(b)	65,894
702	SBA Communications Corp. REIT(b)	108,971

		487,570

	Total Investments in Securities (Cost $46,697,770)—99.9%	50,032,420
	Other assets less liabilities—0.1%	49,558

	Net Assets—100.0%	$50,081,978

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Schedule of Investments(a)

Invesco S&P 500 Value with Momentum ETF (SPVM)

August 31, 2018

Number of Shares		Value
	Common Stocks—99.9%
	Consumer Discretionary—14.8%
469	Best Buy Co., Inc.	$37,314
482	BorgWarner, Inc.	21,097
389	CarMax, Inc.(b)	30,362
368	Carnival Corp.	22,628
722	D.R. Horton, Inc.	32,136
257	Dollar General Corp.	27,687
392	Dollar Tree, Inc.(b)	31,560
607	General Motors Co.	21,882
527	Kohl’s Corp.	41,691
723	Lennar Corp., Class A	37,357
1,589	News Corp., Class A	20,768
919	PulteGroup, Inc.	25,686
133	PVH Corp.	19,040
220	Royal Caribbean Cruises Ltd.	26,968
470	Target Corp.	41,125

		437,301

	Consumer Staples—3.3%
122	Costco Wholesale Corp.	28,442
377	Sysco Corp.	28,207
413	Walmart, Inc.	39,590

		96,239

	Energy—5.6%
195	Chevron Corp.	23,099
360	Helmerich & Payne, Inc.	23,605
520	Marathon Petroleum Corp.	42,791
327	Phillips 66	38,753
327	Valero Energy Corp.	38,547

		166,795

	Financials—32.4%
868	Aflac, Inc.	40,136
429	Allstate Corp. (The)	43,145
155	Ameriprise Financial, Inc.	22,004
906	Bank of America Corp.	28,023
467	Bank of New York Mellon Corp. (The)	24,354
428	BB&T Corp.	22,110
163	Berkshire Hathaway, Inc., Class B(b)	34,021
351	Capital One Financial Corp.	34,781
816	Citizens Financial Group, Inc.	33,587
274	Discover Financial Services	21,405
1,050	Fifth Third Bancorp	30,901
117	Goldman Sachs Group, Inc. (The)	27,824
1,588	Huntington Bancshares, Inc.	25,741
215	JPMorgan Chase & Co.	24,635
1,211	KeyCorp	25,516
784	Lincoln National Corp.	51,415
852	Loews Corp.	42,864
110	M&T Bank Corp.	19,486
1,061	MetLife, Inc.	48,689
578	Morgan Stanley	28,224
1,459	People’s United Financial, Inc.	27,006
169	PNC Financial Services Group, Inc. (The)	24,258
318	Progressive Corp. (The)	21,475
196	Raymond James Financial, Inc.	18,236
1,325	Regions Financial Corp.	25,785
218	State Street Corp.	18,946
374	SunTrust Banks, Inc.	27,511

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
655	Synchrony Financial	$20,744
433	Torchmark Corp.	38,069
236	Travelers Cos., Inc. (The)	31,058
1,413	Unum Group	52,111
394	Zions Bancorporation	20,996

		955,056

	Health Care—11.5%
139	Aetna, Inc.	27,838
164	Anthem, Inc.	43,416
317	Centene Corp.(b)	46,434
148	Cigna Corp.	27,874
202	HCA Healthcare, Inc.	27,090
85	Humana, Inc.	28,327
185	IQVIA Holdings, Inc.(b)	23,512
120	Laboratory Corp. of America Holdings(b)	20,744
363	McKesson Corp.	46,736
609	Pfizer, Inc.	25,286
77	UnitedHealth Group, Inc.	20,672

		337,929

	Industrials—10.0%
243	C.H. Robinson Worldwide, Inc.	23,347
299	CSX Corp.	22,174
144	Cummins, Inc.	20,419
579	Delta Air Lines, Inc.	33,860
287	Dover Corp.	24,645
96	FedEx Corp.	23,419
692	Fluor Corp.	39,728
203	Kansas City Southern	23,540
178	Norfolk Southern Corp.	30,944
696	Pentair PLC (United Kingdom)	30,262
144	United Rentals, Inc.(b)	22,445

		294,783

	Information Technology—5.6%
298	DXC Technology Co.	27,145
2,667	Hewlett Packard Enterprise Co.	44,086
1,246	HP, Inc.	30,714
535	Micron Technology, Inc.(b)	28,098
1,313	Xerox Corp.	36,580

		166,623

	Materials—3.9%
299	DowDuPont, Inc.	20,969
245	Eastman Chemical Co.	23,772
251	LyondellBasell Industries NV, Class A	28,308
743	WestRock Co.	40,924

		113,973

	Real Estate—0.7%
441	CBRE Group, Inc., Class A(b)	21,525

	Telecommunication Services—1.2%
667	Verizon Communications, Inc.	36,265

	Utilities—10.9%
331	Ameren Corp.	20,929
352	American Electric Power Co., Inc.	25,249
378	Consolidated Edison, Inc.	29,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco S&P 500 Value with Momentum ETF (SPVM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks (continued)
	Utilities (continued)
271	DTE Energy Co.	$30,119
299	Entergy Corp.	24,993
449	Eversource Energy	28,031
930	Exelon Corp.	40,650
156	NextEra Energy, Inc.	26,536
813	NiSource, Inc.	22,008
470	Public Service Enterprise Group, Inc.	24,604
361	WEC Energy Group, Inc.	24,396
510	Xcel Energy, Inc.	24,506

		321,857

	Total Investments in Securities (Cost $2,785,363)—99.9%	2,948,346
	Other assets less liabilities—0.1%	1,563

	Net Assets—100.0%	$2,949,909

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Schedule of Investments(a)

Invesco S&P MidCap Low Volatility ETF (XMLV)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Consumer Discretionary—3.9%
32,137	Graham Holdings Co., Class B	$18,081,883
291,442	John Wiley & Sons, Inc., Class A	18,812,581
442,173	Service Corp. International	18,553,579

		55,448,043

	Consumer Staples—4.9%
166,574	Ingredion, Inc.	16,835,634
262,509	Lamb Weston Holdings, Inc.	17,745,608
106,455	Lancaster Colony Corp.	16,635,723
652,824	Tootsie Roll Industries, Inc.	18,801,331

		70,018,296

	Financials—16.1%
25,880	Alleghany Corp.	16,350,466
156,599	American Financial Group, Inc.	17,438,865
219,369	Bank of Hawaii Corp.	18,236,145
738,051	Brown & Brown, Inc.	22,495,795
247,937	Commerce Bancshares, Inc.	17,618,403
317,599	Eaton Vance Corp.	16,746,995
309,745	First American Financial Corp.	17,612,101
136,689	Hanover Insurance Group, Inc. (The)	16,743,036
782,361	Old Republic International Corp.	17,352,767
118,388	Reinsurance Group of America, Inc.	16,911,726
269,804	SEI Investments Co.	17,019,236
272,231	W.R. Berkley Corp.	21,304,798
498,672	Washington Federal, Inc.	17,004,715

		232,835,048

	Health Care—3.6%
89,021	Bio-Techne Corp.	17,107,165
167,054	Hill-Rom Holdings, Inc.	16,249,343
166,371	STERIS PLC	19,036,170

		52,392,678

	Industrials—8.1%
365,033	Donaldson Co., Inc.	18,470,670
111,490	Dun & Bradstreet Corp. (The)	15,934,151
337,547	Graco, Inc.	15,868,084
114,217	IDEX Corp.	17,499,187
299,848	Rollins, Inc.	18,014,868
111,646	Valmont Industries, Inc.	15,675,098
91,309	Watsco, Inc.	15,978,162

		117,440,220

	Information Technology—6.4%
210,743	Arrow Electronics, Inc.(b)	16,338,905
267,077	CDK Global, Inc.	16,644,239
149,062	Jack Henry & Associates, Inc.	23,617,383
278,145	MAXIMUS, Inc.	18,496,643
71,391	Tyler Technologies, Inc.(b)	17,630,007

		92,727,177

	Materials—8.8%
175,955	AptarGroup, Inc.	18,424,248
312,404	Bemis Co., Inc.	15,395,269
47,827	NewMarket Corp.	19,180,540
261,661	Sensient Technologies Corp.	18,583,164
647,134	Silgan Holdings, Inc.	17,634,402
350,721	Sonoco Products Co.	19,654,405
849,104	Valvoline, Inc.	18,272,718

		127,144,746

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate—27.1%
422,173	American Campus Communities, Inc. REIT	$17,701,714
214,909	Camden Property Trust REIT	20,429,250
627,672	Corporate Office Properties Trust REIT	19,319,744
1,946,896	Cousins Properties, Inc. REIT	18,203,478
554,560	Douglas Emmett, Inc. REIT	21,661,114
418,103	Education Realty Trust, Inc. REIT	17,301,102
242,640	EPR Properties REIT	17,028,475
598,815	First Industrial Realty Trust, Inc. REIT	19,437,535
597,763	Healthcare Realty Trust, Inc. REIT	18,506,742
428,923	Highwoods Properties, Inc. REIT	21,334,630
626,184	Hospitality Properties Trust REIT	18,153,074
480,469	JBG SMITH Properties REIT	17,998,369
269,499	Kilroy Realty Corp. REIT	19,711,157
214,561	Lamar Advertising Co., Class A REIT	16,531,925
454,225	Liberty Property Trust REIT	19,872,344
181,515	Life Storage, Inc. REIT	17,715,864
1,255,996	Medical Properties Trust, Inc. REIT	18,902,740
402,927	National Retail Properties, Inc. REIT	18,570,905
579,546	Rayonier, Inc. REIT	20,185,587
873,602	Senior Housing Properties Trust REIT	16,694,534
518,297	Weingarten Realty Investors REIT	16,030,926

		391,291,209

	Utilities—21.2%
253,657	ALLETE, Inc.	19,044,568
524,769	Aqua America, Inc.	19,510,911
242,141	Atmos Energy Corp.	22,332,665
293,270	Black Hills Corp.	17,258,940
662,497	Hawaiian Electric Industries, Inc.	23,366,269
206,732	IDACORP, Inc.	20,228,726
693,563	MDU Resources Group, Inc.	19,343,472
327,371	National Fuel Gas Co.	18,178,912
377,410	New Jersey Resources Corp.	17,209,896
336,566	NorthWestern Corp.	20,180,497
519,153	OGE Energy Corp.	19,120,405
249,034	ONE Gas, Inc.	19,556,640
396,517	PNM Resources, Inc.	15,444,337
199,872	Southwest Gas Holdings, Inc.	15,454,103
385,388	UGI Corp.	20,830,221
254,875	Vectren Corp.	18,147,100

		305,207,662

	Total Investments in Securities (Cost $1,321,468,915)—100.1%	1,444,505,079
	Other assets less liabilities—(0.1)%	(864,109)

	Net Assets—100.0%	$1,443,640,970

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Schedule of Investments(a)

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—2.5%
19,148	New Media Investment Group, Inc.	$304,453

	Consumer Staples—3.7%
3,141	Andersons, Inc. (The)	128,310
603	Calavo Growers, Inc.	63,828
1,503	Inter Parfums, Inc.	98,146
433	J & J Snack Foods Corp.	63,001
505	WD-40 Co.	89,612

		442,897

	Energy—1.4%
9,577	Green Plains, Inc.	169,992

	Financials—25.0%
18,794	Apollo Commercial Real Estate Finance, Inc. REIT	365,167
15,443	ARMOUR Residential REIT, Inc. REIT	363,219
41,289	Capstead Mortgage Corp. REIT	346,828
22,100	Invesco Mortgage Capital, Inc. REIT(b)	358,683
57,697	New York Mortgage Trust, Inc. REIT	369,261
10,993	Northwest Bancshares, Inc.	200,293
16,993	Oritani Financial Corp.	275,287
19,005	PennyMac Mortgage Investment Trust REIT	379,720
18,223	Waddell & Reed Financial, Inc., Class A	364,824

		3,023,282

	Health Care—2.8%
3,076	Computer Programs & Systems, Inc.	83,975
848	CONMED Corp.	68,205
11,518	Meridian Bioscience, Inc.	180,832

		333,012

	Industrials—8.1%
4,552	ABM Industries, Inc.	144,389
3,332	Brady Corp., Class A	134,779
11,023	Briggs & Stratton Corp.	222,224
2,508	Mobile Mini, Inc.	107,593
4,823	Powell Industries, Inc.	188,821
10,853	Resources Connection, Inc.	179,617

		977,423

	Information Technology—10.3%
8,424	ADTRAN, Inc.	144,893
2,817	CSG Systems International, Inc.	105,215
22,445	Daktronics, Inc.	182,029
6,455	Monotype Imaging Holdings, Inc.	132,973
2,423	MTS Systems Corp.	131,084
7,283	NIC, Inc.	122,354
4,279	Park Electrochemical Corp.	91,485
24,927	TiVo Corp.	340,254

		1,250,287

	Materials—11.4%
2,390	A. Schulman, Inc.(c)(d)	4,780
3,797	Hawkins, Inc.	156,816
3,369	Haynes International, Inc.	132,738
4,721	Innophos Holdings, Inc.	206,355
1,035	Kaiser Aluminum Corp.	113,426
8,911	Myers Industries, Inc.	198,270
1,208	Neenah, Inc.	110,230

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
7,479	P.H. Glatfelter Co.	$143,821
5,258	Schweitzer-Mauduit International, Inc.	213,948
4,281	Tredegar Corp.	93,968

		1,374,352

	Real Estate—21.8%
41,261	Franklin Street Properties Corp. REIT	353,607
17,007	Global NET Lease, Inc. REIT	368,882
22,619	Government Properties Income Trust REIT	382,487
21,262	Kite Realty Group Trust REIT	371,660
41,261	Lexington Realty Trust REIT	385,378
27,583	Ramco-Gershenson Properties Trust REIT	385,058
28,019	Whitestone REIT	382,179

		2,629,251

	Telecommunication Services—4.3%
1,372	ATN International, Inc.	100,472
4,047	Cogent Communications Holdings, Inc.	221,371
13,086	Spok Holdings, Inc.	200,870

		522,713

	Utilities—8.7%
1,705	American States Water Co.	103,033
3,171	Avista Corp.	162,704
2,634	California Water Service Group	108,389
2,177	El Paso Electric Co.	133,450
2,667	Northwest Natural Gas Co.	173,089
5,689	South Jersey Industries, Inc.	188,761
2,489	Spire, Inc.	185,555

		1,054,981

	Total Investments in Securities (Cost $11,624,557)—100.0%	12,082,643
	Other assets less liabilities—0.0%	3,576

	Net Assets—100.0%	$12,086,219

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. And Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.

(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 6.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Schedule of Investments(a)

Invesco S&P SmallCap Low Volatility ETF (XSLV)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—3.0%
72,593	Cooper-Standard Holdings, Inc.(b)	$10,049,049
234,815	Monarch Casino & Resort, Inc.(b)	11,048,046
660,265	New Media Investment Group, Inc.	10,498,213
282,694	Scholastic Corp.	11,884,456

		43,479,764

	Consumer Staples—1.8%
79,039	J & J Snack Foods Corp.	11,500,174
76,659	WD-40 Co.	13,603,140

		25,103,314

	Financials—42.0%
1,277,722	Apollo Commercial Real Estate Finance, Inc. REIT	24,826,138
654,971	ARMOUR Residential REIT, Inc. REIT	15,404,918
176,899	Banner Corp.	11,379,913
284,140	Berkshire Hills Bancorp, Inc.	12,004,915
650,841	Brookline Bancorp, Inc.	11,812,764
1,719,696	Capstead Mortgage Corp. REIT	14,445,446
415,032	Central Pacific Financial Corp.	11,757,857
136,761	City Holding Co.	11,088,582
247,076	Columbia Banking System, Inc.	10,438,961
176,073	Community Bank System, Inc.	11,643,707
445,749	CVB Financial Corp.	10,720,263
239,760	Employers Holdings, Inc.	10,992,996
461,097	Fidelity Southern Corp.	11,204,657
662,873	First Commonwealth Financial Corp.	11,103,123
175,342	First Financial Bankshares, Inc.	10,590,657
401,503	First Midwest Bancorp, Inc.	10,912,852
141,895	FirstCash, Inc.	11,536,064
234,854	Glacier Bancorp, Inc.	10,728,131
832,927	Granite Point Mortgage Trust, Inc. REIT	15,942,223
286,384	Heritage Financial Corp.	10,395,739
577,105	Hope Bancorp, Inc.	10,105,109
233,839	Horace Mann Educators Corp.	10,826,746
117,468	Independent Bank Corp./MA	10,701,335
218,033	INTL. FCStone, Inc.(b)	12,157,520
958,456	Invesco Mortgage Capital, Inc. REIT(c)	15,555,741
290,676	National Bank Holdings Corp., Class A	11,670,641
285,504	NBT Bancorp, Inc.	11,557,202
2,224,721	New York Mortgage Trust, Inc. REIT(d)	14,238,214
696,631	Northfield Bancorp, Inc.	11,341,153
772,060	Northwest Bancshares, Inc.	14,066,933
556,043	Old National Bancorp	11,287,673
349,990	Opus Bank	9,922,217
846,478	Oritani Financial Corp.	13,712,944
664,119	PennyMac Mortgage Investment Trust REIT	13,269,098
456,310	Provident Financial Services, Inc.	11,512,701
929,667	Redwood Trust, Inc. REIT	15,785,746
161,954	RLI Corp.	12,465,599
240,682	S&T Bancorp, Inc.	11,230,222
133,755	Safety Insurance Group, Inc.	12,934,109
179,046	Selective Insurance Group, Inc.	11,494,753
344,485	Simmons First National Corp., Class A	10,885,726
335,717	Southside Bancshares, Inc.	11,951,525
258,671	Stewart Information Services Corp.	11,583,287
774,026	Third Point Reinsurance Ltd. (Bermuda)(b)	10,371,948

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
122,436	Tompkins Financial Corp.	$10,758,451
1,091,411	TrustCo Bank Corp. NY	10,095,552
329,227	United Community Banks, Inc.	9,988,747
206,208	United Fire Group, Inc.	10,213,482
82,974	Virtus Investment Partners, Inc.	10,703,646
164,516	Westamerica Bancorporation	10,533,959

		601,851,885

	Health Care—3.3%
410,505	Computer Programs & Systems, Inc.	11,206,787
143,949	CONMED Corp.	11,577,818
132,242	Neogen Corp.(b)	12,356,692
94,099	US Physical Therapy, Inc.	11,785,900

		46,927,197

	Industrials—11.1%
137,054	Albany International Corp., Class A	10,573,716
145,368	Applied Industrial Technologies, Inc.	11,200,604
297,685	Brady Corp., Class A	12,041,358
228,227	Exponent, Inc.	11,947,684
220,986	Forrester Research, Inc.	10,872,511
167,882	Forward Air Corp.	10,788,097
203,141	Hillenbrand, Inc.	10,390,662
191,209	Kaman Corp.	12,468,739
121,026	Lindsay Corp.	11,590,660
193,684	Matthews International Corp., Class A	10,052,200
106,091	Standex International Corp.	11,447,219
59,359	UniFirst Corp.	10,993,287
216,005	Viad Corp.	13,305,908
138,129	Watts Water Technologies, Inc., Class A	11,388,736

		159,061,381

	Information Technology—7.1%
168,935	Bottomline Technologies (DE), Inc.(b)	11,144,642
55,587	CACI International, Inc., Class A(b)	10,839,465
318,588	CSG Systems International, Inc.	11,899,262
219,698	ExlService Holdings, Inc.(b)	14,078,248
79,747	MicroStrategy, Inc., Class A(b)	11,882,303
196,731	MTS Systems Corp.	10,643,147
396,313	Perficient, Inc.(b)	11,386,072
164,641	Plexus Corp.(b)	10,420,129
809,874	Rambus, Inc.(b)	9,896,660

		102,189,928

	Materials—4.2%
124,604	Balchem Corp.	13,817,338
194,587	H.B. Fuller Co.	11,089,513
93,612	Kaiser Aluminum Corp.	10,258,939
153,598	Neenah, Inc.	14,015,817
258,150	Schweitzer-Mauduit International, Inc.	10,504,124

		59,685,731

	Real Estate—22.5%
405,205	Acadia Realty Trust REIT	11,556,447
267,914	Agree Realty Corp. REIT	15,289,852
336,174	American Assets Trust, Inc. REIT	13,278,873
821,320	Armada Hoffler Properties, Inc. REIT	12,804,379
606,372	CareTrust REIT, Inc. REIT	11,187,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco S&P SmallCap Low Volatility ETF (XSLV) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
565,499	Chatham Lodging Trust REIT	$12,129,954
381,016	Chesapeake Lodging Trust REIT	12,539,237
334,777	Community Healthcare Trust, Inc. REIT	10,388,130
995,361	DiamondRock Hospitality Co. REIT	11,904,518
775,628	Easterly Government Properties, Inc. REIT	15,706,467
142,637	EastGroup Properties, Inc. REIT	13,874,301
546,631	Four Corners Property Trust, Inc. REIT	14,726,239
397,003	Getty Realty Corp. REIT	11,556,757
511,302	Global NET Lease, Inc. REIT	11,090,140
562,767	Hersha Hospitality Trust REIT	13,281,301
1,070,533	Independence Realty Trust, Inc. REIT	11,058,606
1,545,778	Lexington Realty Trust REIT	14,437,566
282,782	LTC Properties, Inc. REIT	13,135,224
393,958	National Storage Affiliates Trust REIT	11,172,649
100,610	PS Business Parks, Inc. REIT	13,122,562
785,599	Ramco-Gershenson Properties Trust REIT	10,966,962
659,390	Retail Opportunity Investments Corp. REIT	13,016,359
184,026	Saul Centers, Inc. REIT	11,041,560
751,865	Summit Hotel Properties, Inc. REIT	10,323,106
149,007	Universal Health Realty Income Trust REIT	11,361,784
537,459	Urstadt Biddle Properties, Inc., Class A REIT	12,227,192

		323,177,728

	Utilities—4.9%
177,516	American States Water Co.	10,727,292
244,069	California Water Service Group	10,043,439
207,257	El Paso Electric Co.	12,704,854
204,085	Northwest Natural Gas Co.	13,245,117
314,638	South Jersey Industries, Inc.	10,439,689
174,604	Spire, Inc.	13,016,728

		70,177,119

	Total Common Stocks & Other Equity Interests (Cost $1,276,051,157)	1,431,654,047

	Money Market Fund—0.1%
993,393	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(e) (Cost $993,393)	993,393

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,277,044,550)—100.0%	1,432,647,440

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.9%
12,908,376	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(e)(f) (Cost $12,908,376)	$12,908,376

	Total Investments in Securities (Cost $1,289,952,926)—100.9%	1,445,555,816
	Other assets less liabilities—(0.9)%	(12,200,078)

	Net Assets—100.0%	$1,433,355,738

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. And Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.

(d)	All or a portion of this security was out on loan at August 31, 2018.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Schedule of Investments(a)

Invesco S&P SmallCap Quality ETF (XSHQ)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Consumer Discretionary—18.5%
14,281	Abercrombie & Fitch Co., Class A	$309,469
3,699	American Public Education, Inc.(b)	128,540
3,888	BJ’s Restaurants, Inc.	294,322
7,236	Buckle, Inc. (The)	186,327
10,042	Caleres, Inc.	406,500
5,967	Cato Corp. (The), Class A	127,992
1,831	Cavco Industries, Inc.(b)	449,327
28,566	Chico’s FAS, Inc.	260,522
4,714	Children’s Place, Inc. (The)	663,495
16,767	Crocs, Inc.(b)	346,406
7,939	Dave & Buster’s Entertainment, Inc.(b)	461,812
16,525	DSW, Inc., Class A	549,622
5,805	Ethan Allen Interiors, Inc.	129,161
3,916	Haverty Furniture Cos., Inc.	86,544
5,346	Hibbett Sports, Inc.(b)	109,860
3,970	Kirkland’s, Inc.(b)	36,087
10,190	La-Z-Boy, Inc.	338,818
6,103	Lumber Liquidators Holdings, Inc.(b)	106,375
6,156	Nautilus, Inc.(b)	90,185
8,278	Nutrisystem, Inc.	306,286
3,645	Oxford Industries, Inc.	339,313
5,185	PetMed Express, Inc.	190,238
6,643	Ruth’s Hospitality Group, Inc.	204,604
2,296	Shoe Carnival, Inc.	102,080
9,958	Sleep Number Corp.(b)	335,585
12,551	Steven Madden Ltd.	729,841
2,569	Strategic Education, Inc.	356,500
4,770	Sturm Ruger & Co., Inc.	312,197

		7,958,008

	Consumer Staples—6.0%
3,267	Calavo Growers, Inc.	345,812
6,823	Cal-Maine Foods, Inc.	337,397
3,618	Inter Parfums, Inc.	236,255
1,863	John B. Sanfilippo & Son, Inc.	136,130
3,423	Medifast, Inc.	783,011
3,058	MGP Ingredients, Inc.	235,802
2,859	WD-40 Co.	507,330

		2,581,737

	Energy—1.0%
7,831	Renewable Energy Group, Inc.(b)	211,046
4,232	SEACOR Holdings, Inc.(b)	217,736

		428,782

	Financials—21.2%
19,437	American Equity Investment Life Holding Co.	720,918
9,465	Ameris Bancorp	469,937
4,698	AMERISAFE, Inc.	299,732
6,921	Banner Corp.	445,228
10,697	BofI Holding, Inc.(b)	398,356
7,075	Central Pacific Financial Corp.	200,435
21,465	CVB Financial Corp.	516,233
16,279	First Financial Bankshares, Inc.	983,252
10,026	FirstCash, Inc.	815,114
12,118	Great Western Bancorp, Inc.	527,618
6,805	Investment Technology Group, Inc.	148,893
6,265	James River Group Holdings Ltd.	256,552
1,946	Meta Financial Group, Inc.	168,524

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
11,233	OFG Bancorp	$181,975
12,400	ProAssurance Corp.	599,540
8,272	RLI Corp.	636,696
3,294	Safety Insurance Group, Inc.	318,530
4,427	United Fire Group, Inc.	219,269
8,882	Universal Insurance Holdings, Inc.	396,137
7,702	Walker & Dunlop, Inc.	419,759
5,605	Westamerica Bancorporation	358,888

		9,081,586

	Health Care—12.1%
5,934	Amedisys, Inc.(b)	741,809
10,828	AMN Healthcare Services, Inc.(b)	631,273
7,674	Cambrex Corp.(b)	517,228
2,269	CorVel Corp.(b)	134,892
3,673	Cutera, Inc.(b)	124,882
3,505	Enanta Pharmaceuticals, Inc.(b)	318,710
6,399	HealthStream, Inc.	203,040
4,042	Inogen, Inc.(b)	1,070,766
8,667	Luminex Corp.	244,496
9,343	Meridian Bioscience, Inc.	146,685
23,383	MiMedx Group, Inc.(b)	123,930
3,888	Orthofix Medical, Inc.(b)	208,241
2,539	Providence Service Corp. (The)(b)	170,469
11,853	Quality Systems, Inc.(b)	271,315
8,613	Tivity Health, Inc.(b)	296,287

		5,204,023

	Industrials—15.6%
8,562	AAON, Inc.	345,905
13,897	Axon Enterprise, Inc.(b)	948,609
10,777	Brady Corp., Class A	435,930
4,240	Encore Wire Corp.	213,060
4,757	EnPro Industries, Inc.	357,108
11,476	Exponent, Inc.	600,769
2,403	Forrester Research, Inc.	118,228
6,670	Forward Air Corp.	428,614
4,050	Heidrick & Struggles International, Inc.	179,010
11,715	Korn/Ferry International	786,428
8,721	Marten Transport Ltd.	192,298
1,107	National Presto Industries, Inc.	146,788
7,506	Raven Industries, Inc.	363,290
6,561	Resources Connection, Inc.	108,585
8,419	Simpson Manufacturing Co., Inc.	646,327
8,451	TrueBlue, Inc.(b)	247,614
10,799	WageWorks, Inc.(b)	577,746

		6,696,309

	Information Technology—18.9%
10,186	Advanced Energy Industries, Inc.(b)	606,882
5,947	Badger Meter, Inc.	326,788
15,093	Brooks Automation, Inc.	594,815
5,832	Cabot Microelectronics Corp.	657,441
5,413	CACI International, Inc., Class A(b)	1,055,535
8,532	Daktronics, Inc.	69,194
2,965	ePlus, Inc.(b)	307,322
11,070	KEMET Corp.(b)	286,049

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco S&P SmallCap Quality ETF (XSHQ) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
18,505	Knowles Corp.(b)	$335,496
8,151	Methode Electronics, Inc.	323,187
4,915	Nanometrics, Inc.(b)	215,326
6,532	NETGEAR, Inc.(b)	462,792
17,253	NIC, Inc.	289,850
6,777	OneSpan, Inc.(b)	127,069
5,967	Park Electrochemical Corp.	127,574
9,775	QuinStreet, Inc.(b)	148,287
6,967	Rudolph Technologies, Inc.(b)	193,683
4,316	Shutterstock, Inc.	237,553
8,291	SolarEdge Technologies, Inc.(b)	397,553
4,413	Stamps.com, Inc.(b)	1,096,410
7,830	Ultra Clean Holdings, Inc.(b)	119,486
5,049	XO Group, Inc.(b)	151,773

		8,130,065

	Materials—5.1%
6,264	AdvanSix, Inc.(b)	211,974
6,834	Balchem Corp.	757,822
1,863	Hawkins, Inc.	76,942
4,232	Materion Corp.	270,001
2,727	Quaker Chemical Corp.	491,242
4,053	Stepan Co.	361,568

		2,169,549

	Real Estate—1.5%
4,890	PS Business Parks, Inc. REIT	637,803

	Total Common Stocks & Other Equity Interests (Cost $39,899,528)	42,887,862

	Money Market Fund—0.1%
29,941	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(c) (Cost $29,941)	29,941

	Total Investments in Securities (Cost $39,929,469)—100.0%	42,917,803
	Other assets less liabilities—0.0%	6,464

	Net Assets—100.0%	$42,924,267

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

(This Page Intentionally Left Blank)

77

Statements of Assets and Liabilities

August 31, 2018

	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)
Assets:
Unaffiliated investments in securities, at value(a)	$145,270,871	$473,937,412	$164,594,202
Affiliated investments in securities, at value	176,316	4,385,405	–
Receivables:
Shares sold	2,881,111	1,679,891	–
Dividends	211,152	711,369	231,960
Investments sold	31	3,061	—
Securities lending	—	4,573	—

Total Assets	148,539,481	480,721,711	164,826,162

Liabilities:
Due to custodian	114,679	217,683	133
Payables:
Investments purchased	2,890,713	1,663,025	—
Shares repurchased	—	—	—
Collateral upon return of securities loaned	—	4,208,824	—
Accrued unitary management fees	34,550	78,217	48,230

Total Liabilities	3,039,942	6,167,749	48,363

Net Assets	$145,499,539	$474,553,962	$164,777,799

Net Assets Consist of:
Shares of beneficial interest	$136,931,367	$450,685,892	$166,509,790
Undistributed net investment income	474,726	1,734,607	638,961
Undistributed net realized gain (loss)	(2,300,642)	(15,976,914)	(16,123,823)
Net unrealized appreciation (depreciation)	10,394,088	38,110,377	13,752,871

Net Assets	$145,499,539	$474,553,962	$164,777,799

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,050,001	14,250,001	4,950,001
Net asset value	$28.81	$33.30	$33.29

Market price	$28.83	$33.31	$33.29

Unaffiliated investments in securities, at cost	$134,815,598	$435,775,175	$150,841,331

Affiliated investments in securities, at cost	$237,501	$4,437,265	$—

(a) Includes securities on loan with an aggregate value of:	$—	$4,089,138	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P 500 Enhanced Value ETF (SPVU)	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	Invesco S&P 500® High Beta ETF (SPHB)	Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	Invesco S&P 500® Low Volatility ETF (SPLV)

$26,898,761	$146,064,717	$170,259,050	$2,604,474,331	$7,378,300,667
71,770	–	1,537,532	50,738,525	—

–	–	–	–	12,445,253
76,941	209,376	180,319	9,442,348	16,913,793
—	—	—	—	4,975,389
—	—	114	—	—

27,047,472	146,274,093	171,977,015	2,664,655,204	7,412,635,102

48,956	49,651	6,816	7,104,920	12,267,682

—	—	—	—	12,438,471
—	—	—	1,757	4,977,216
—	—	—	—	—
2,943	35,489	36,295	680,262	1,589,304

51,899	85,140	43,111	7,786,939	31,272,673

$26,995,573	$146,188,953	$171,933,904	$2,656,868,265	$7,381,362,429

$26,379,170	$143,122,831	$228,648,891	$2,842,910,582	$7,330,131,003
140,996	—	407,470	—	—
(750,730)	(9,999,242)	(56,158,225)	(152,217,905)	(458,313,031)
1,226,137	13,065,364	(964,232)	(33,824,412)	509,544,457

$26,995,573	$146,188,953	$171,933,904	$2,656,868,265	$7,381,362,429

750,001	4,050,001	3,800,000	63,750,000	148,300,000
$35.99	$36.10	$45.25	$41.68	$49.77

$36.01	$36.11	$45.28	$41.68	$49.78

$25,662,467	$132,999,353	$170,577,586	$2,623,045,850	$6,868,756,210

$81,927	$—	$2,183,228	$65,991,418	$—

$—	$—	$—	$—	$—

79

Statements of Assets and Liabilities (continued)

August 31, 2018

	Invesco S&P 500 Minimum Variance ETF (SPMV)	Invesco S&P 500 Momentum ETF (SPMO)	Invesco S&P 500 Value with Momentum ETF (SPVM)
Assets:
Unaffiliated investments in securities, at value(a)	$1,458,606	$50,032,420	$2,948,346
Affiliated investments in securities, at value	—	—	—
Receivables:
Shares sold	—	6,015,408	—
Dividends	2,354	59,180	6,274
Investments sold	—	—	—
Securities lending	—	—	—

Total Assets	1,460,960	56,107,008	2,954,620

Liabilities:
Due to custodian	1,140	10,209	4,113
Payables:
Investments purchased	—	6,010,217	—
Shares repurchased	—	—	—
Collateral upon return of securities loaned	—	—	—
Accrued unitary management fees	159	4,604	598

Total Liabilities	1,299	6,025,030	4,711

Net Assets	$1,459,661	$50,081,978	$2,949,909

Net Assets Consist of:
Shares of beneficial interest	$1,299,936	$46,864,331	$2,887,424
Undistributed net investment income	4,429	89,914	15,178
Undistributed net realized gain (loss)	(25,789)	(206,917)	(115,676)
Net unrealized appreciation	181,085	3,334,650	162,983

Net Assets	$1,459,661	$50,081,978	$2,949,909

Shares outstanding (unlimited amount authorized, $0.01 par value)	50,001	1,250,001	100,001
Net asset value	$29.19	$40.07	$29.50

Market price	$29.19	$40.08	$29.50

Unaffiliated investments in securities, at cost	$1,277,521	$46,697,770	$2,785,363

Affiliated investments in securities, at cost	$—	$—	$—

(a) Includes securities on loan with an aggregate value of:	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P MidCap Low Volatility ETF (XMLV)	Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	Invesco S&P SmallCap Low Volatility ETF (XSLV)	Invesco S&P SmallCap Quality ETF (XSHQ)

$1,444,505,079	$11,723,960	$1,416,098,306	$42,887,862
—	358,683	29,457,510	29,941

—	—	2,558,973	—
2,289,575	15,235	993,072	16,546
270	872	—	—
—	—	5,106	—

1,446,794,924	12,098,750	1,449,112,967	42,934,349

2,847,352	9,581	—	—

—	—	2,551,940	—
2,539	—	—	—
—	—	12,908,376	—
304,063	2,950	296,913	10,082

3,153,954	12,531	15,757,229	10,082

$1,443,640,970	$12,086,219	$1,433,355,738	$42,924,267

$1,363,336,355	$12,279,960	$1,296,299,488	$40,009,209
5,745,811	—	6,722,853	68,667
(48,477,360)	(651,827)	(25,269,493)	(141,943)
123,036,164	458,086	155,602,890	2,988,334

$1,443,640,970	$12,086,219	$1,433,355,738	$42,924,267

29,450,000	450,001	28,050,000	1,350,001
$49.02	$26.86	$51.10	$31.80

$49.04	$26.85	$51.10	$31.81

$1,321,468,915	$11,266,613	$1,260,423,883	$39,899,528

$—	$357,944	$29,529,043	$29,941

$—	$—	$12,239,053	$—

81

Statements of Operations

For the period November 1, 2017 through August 31, 2018 and year ended October 31, 2017

	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)		Invesco Russell 1000 Equal Weight ETF (EQAL)
	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income	$1,822,143	$256,872	$5,682,900	$4,118,890
Affiliated dividend income	6,625	695	8,838	4,651
Non-cash dividend income	16,689	—	77,689	5,901
Securities lending income	—	—	50,421	86,902
Foreign withholding tax	(658)	(54)	(5,659)	(12,305)

Total Income	1,844,799	257,513	5,814,189	4,204,039

Expenses:
Unitary management fees	270,659	45,478	658,026	501,811

Less: Waivers	(101)	(13)	(313)	(270)

Net Expenses	270,558	45,465	657,713	501,541

Net Investment Income	1,574,241	212,048	5,156,476	3,702,498

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(2,336,066)	(9,599)	(6,852,911)	(4,819,011)
Affiliated investment securities	(385)	—	26	(2,740)
Unaffiliated in-kind redemptions	3,894,448	—	27,739,445	14,916,487
Affiliated in-kind redemptions	—	—	3,072	5,567

Net realized gain (loss)	1,557,997	(9,599)	20,889,632	10,100,303

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	7,930,903	2,524,371	19,119,872	24,232,508
Affiliated investment securities	(61,427)	241	(67,863)	24,477

Net change in unrealized appreciation (depreciation)	7,869,476	2,524,612	19,052,009	24,256,985

Net realized and unrealized gain	9,427,473	2,515,013	39,941,641	34,357,288

Net increase in net assets resulting from operations	$11,001,714	$2,727,061	$45,098,117	$38,059,786

(a)	For the period July 11, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)		Invesco S&P 500 Enhanced Value ETF (SPVU)		Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$2,444,736	$3,083,872	$550,022	$501,436	$2,423,052	$3,018,729
1,015	592	1,115	106	243	241
117,253	—	—	—	—	—
—	—	—	—	—	—
—	(1,925)	—	—	—	—

2,563,004	3,082,539	551,137	501,542	2,423,295	3,018,970

454,202	552,808	34,742	61,011	341,341	377,706

(144)	(202)	(32)	(24)	(31)	(80)

454,058	552,606	34,710	60,987	341,310	377,626

2,108,946	2,529,933	516,427	440,555	2,081,985	2,641,344

(7,515,777)	(1,489,929)	(613,029)	(184,186)	(4,153,607)	(3,384,150)
—	—	—	—	—	—
23,729,739	15,074,346	3,756,901	796,442	21,894,382	23,433,952
—	—	—	—	—	—

16,213,962	13,584,417	3,143,872	612,256	17,740,775	20,049,802

1,536,763	7,973,509	(1,465,052)	2,679,062	(1,085,115)	10,253,938
—	—	(10,157)	—	—	—

1,536,763	7,973,509	(1,475,209)	2,679,062	(1,085,115)	10,253,938

17,750,725	21,557,926	1,668,663	3,291,318	16,655,660	30,303,740

$19,859,671	$24,087,859	$2,185,090	$3,731,873	$18,737,645	$32,945,084

83

Statements of Operations (continued)

For the period November 1, 2017 through August 31, 2018 and year ended October 31, 2017

	Invesco S&P 500® High Beta ETF (SPHB)		Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income	$4,345,728	$6,000,163	$96,641,671	$100,436,392
Affiliated dividend income	105,305	186,158	1,766,231	400,870
Non-cash dividend income	—	—	—	6,251,155
Securities lending income	51,630	—	—	—

Total Income	4,502,663	6,186,321	98,407,902	107,088,417

Expenses:
Unitary management fees	675,037	1,084,368	6,954,096	8,891,306

Less: Waivers	(221)	(629)	(1,180)	(2,006)

Net Expenses	674,816	1,083,739	6,952,916	8,889,300

Net Investment Income	3,827,847	5,102,582	91,454,986	98,199,117

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities(b)	(18,396,448)	(25,644,835)	(87,324,076)	(65,137,188)
Affiliated investment securities	(131,616)	(214,923)	(143,843)	(198)
Unaffiliated in-kind redemptions	54,637,705	107,360,158	225,606,744	249,819,487
Affiliated in-kind redemptions	(490,946)	391,559	(391,661)	(112,705)

Net realized gain (loss)	35,618,695	81,891,959	137,747,164	184,569,396

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(2,798,366)	11,368,611	(91,771,804)	72,250,941
Affiliated investment securities	(736,306)	790,392	(16,531,856)	1,278,963

Net change in unrealized appreciation (depreciation)	(3,534,672)	12,159,003	(108,303,660)	73,529,904

Net realized and unrealized gain	32,084,023	94,050,962	29,443,504	258,099,300

Net increase in net assets resulting from operations	$35,911,870	$99,153,544	$120,898,490	$356,298,417

(a)	For the period July 11, 2017 (commencement of investment operations) through October 31, 2017.
(b)	Includes net gains (losses) from securities sold to affiliates of $(5,808) for Invesco S&P 500® Low Volatility ETF.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco S&P 500® Low Volatility ETF (SPLV)		Invesco S&P 500 Minimum Variance ETF (SPMV)		Invesco S&P 500 Momentum ETF (SPMO)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$138,414,273	$161,871,518	$29,016	$16,368	$241,534	$27,173
17,926	11,291	12	—	90	3
—	—	—	—	—	—
—	—	—	—	—	—

138,432,199	161,882,809	29,028	16,368	241,624	27,176

14,966,480	16,631,387	1,708	1,014	26,418	3,644

(2,197)	(2,748)	(6)	—	(11)	(1)

14,964,283	16,628,639	1,702	1,014	26,407	3,643

123,467,916	145,254,170	27,326	15,354	215,217	23,533

(119,792,908)	(142,583,651)	(25,004)	(817)	(187,307)	(28,024)
—	—	—	—	—	—
783,852,352	586,674,256	197,957	—	1,700,391	232,447
—	—	—	—	—	—

664,059,444	444,090,605	172,953	(817)	1,513,084	204,423

(175,481,341)	468,264,797	50,344	130,741	3,135,412	145,527
—	—	—	—	—	—

(175,481,341)	468,264,797	50,344	130,741	3,135,412	145,527

488,578,103	912,355,402	223,297	129,924	4,648,496	349,950

$612,046,019	$1,057,609,572	$250,623	$145,278	$4,863,713	$373,483

85

Statements of Operations (continued)

For the period November 1, 2017 through August 31, 2018 and year ended October 31, 2017

	Invesco S&P 500 Value with Momentum ETF (SPVM)		Invesco S&P MidCap Low Volatility ETF (XMLV)
	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income	$47,142	$28,842	$29,630,061	$18,191,810
Affiliated dividend income	439	6	10,236	2,849
Non-cash dividend income	—	—	—	—
Securities lending income	—	—	—	—
Foreign withholding tax	—	—	—	—

Total Income	47,581	28,848	29,640,297	18,194,659

Expenses:
Unitary management fees	6,838	4,447	2,679,770	2,408,293

Less: Waivers	(147)	(1)	(1,468)	(900)

Net Expenses	6,691	4,446	2,678,302	2,407,393

Net Investment Income	40,890	24,402	26,961,995	15,787,266

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(100,337)	(17,714)	(27,418,666)	(26,111,311)
Affiliated investment securities	(6,604)	—	—	—
Unaffiliated in-kind redemptions	324,700	42,862	131,810,779	77,788,846
Affiliated in-kind redemptions	—	—	—	—

Net realized gain (loss)	217,759	25,148	104,392,113	51,677,535

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(35,303)	198,286	6,754,525	92,875,997
Affiliated investment securities	—	—	—	—

Net change in unrealized appreciation (depreciation)	(35,303)	198,286	6,754,525	92,875,997

Net realized and unrealized gain (loss)	182,456	223,434	111,146,638	144,553,532

Net increase in net assets resulting from operations	$223,346	$247,836	$138,108,633	$160,340,798

(a)	For the period April 3, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period November 29, 2016 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)		Invesco S&P SmallCap Low Volatility ETF (XSLV)		Invesco S&P SmallCap Quality ETF (XSHQ)
Ten Months Ended August 31, 2018	Period Ended October 31, 2017(b)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)

$258,576	$260,709	$24,273,111	$21,895,892	$105,476	$14,522
10,970	42	696,640	3,679	25	5
—	—	—	850,985	—	—
—	—	37,439	51,958	—	—
—	—	—	—	(13)	(7)

269,546	260,751	25,007,190	22,802,514	105,488	14,520

20,021	20,169	2,514,970	2,277,156	22,622	3,003

(13)	(13)	(1,109)	(1,144)	(3)	(1)

20,008	20,156	2,513,861	2,276,012	22,619	3,002

249,538	240,595	22,493,329	20,526,502	82,869	11,518

(427,774)	(321,341)	3,724,895	(26,743,366)	(116,286)	(46,077)
716	—	(4,613)	—	—	—
540,053	428,538	95,024,038	93,767,888	285,343	113,826
—	—	3,727	—	—	—

112,995	107,197	98,748,047	67,024,522	169,057	67,749

606,534	(149,187)	23,608,738	95,413,872	2,947,114	41,220
739	—	(71,533)	—	—	—

607,273	(149,187)	23,537,205	95,413,872	2,947,114	41,220

720,268	(41,990)	122,285,252	162,438,394	3,116,171	108,969

$969,806	$198,605	$144,778,581	$182,964,896	$3,199,040	$120,487

87

Statements of Changes in Net Assets

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)		Invesco Russell 1000 Equal Weight ETF (EQAL)
	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$1,574,241	$212,048	$5,156,476	$3,702,498	$1,613,776
Net realized gain (loss)	1,557,997	(9,599)	20,889,632	10,100,303	(2,034,858)
Net change in unrealized appreciation (depreciation)	7,869,476	2,524,612	19,052,009	24,256,985	4,409,245

Net increase in net assets resulting from operations	11,001,714	2,727,061	45,098,117	38,059,786	3,988,163

Distributions to Shareholders from:
Net investment income	(1,209,519)	(100,835)	(3,959,851)	(3,397,369)	(1,669,387)

Shareholder Transactions:
Proceeds from shares sold	89,214,658	64,674,553	237,551,147	242,896,219	98,849,289
Value of shares repurchased	(20,808,093)	—	(119,630,244)	(77,547,535)	(134,768,145)

Net increase (decrease) in net assets resulting from shares transactions	68,406,565	64,674,553	117,920,903	165,348,684	(35,918,856)

Increase (Decrease) in Net Assets	78,198,760	67,300,779	159,059,169	200,011,101	(33,600,080)

Net Assets:
Beginning of period	67,300,779	—	315,494,793	115,483,692	149,083,772

End of period	$145,499,539	$67,300,779	$474,553,962	$315,494,793	$115,483,692

Undistributed net investment income at end of period	$474,726	$111,213	$1,734,607	$557,813	$251,668

Changes in Shares Outstanding:
Shares sold	3,250,000	2,550,001	7,600,000	8,700,000	3,900,000
Shares repurchased	(750,000)	—	(3,900,000)	(2,700,000)	(5,450,000)
Shares outstanding, beginning of period	2,550,001	—	10,550,001	4,550,001	6,100,001

Shares outstanding, end of period	5,050,001	2,550,001	14,250,001	10,550,001	4,550,001

(a)	For the period July 11, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period November 2, 2015 (commencement of investment operations) through October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)			Invesco S&P 500 Enhanced Value ETF (SPVU)			Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016(b)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$2,108,946	$2,529,933	$1,967,030	$516,427	$440,555	$51,946	$2,081,985	$2,641,344	$2,177,683
16,213,962	13,584,417	(2,936,395)	3,143,872	612,256	1,064	17,740,775	20,049,802	2,243,144
1,536,763	7,973,509	4,242,599	(1,475,209)	2,679,062	(50,556)	(1,085,115)	10,253,938	2,922,337

19,859,671	24,087,859	3,273,234	2,185,090	3,731,873	2,454	18,737,645	32,945,084	7,343,164

(1,895,751)	(2,395,027)	(1,664,363)	(467,801)	(348,743)	(50,033)	(2,103,003)	(2,593,776)	(2,230,409)

103,983,202	82,940,794	186,748,265	20,908,118	59,262,427	2,493,761	145,540,212	131,851,703	107,507,979
(110,683,953)	(89,822,766)	(49,653,366)	(46,904,649)	(12,692,825)	(3,702,145)	(147,139,160)	(195,472,407)	(55,983,273)

(6,700,751)	(6,881,972)	137,094,899	(25,996,531)	46,569,602	(1,208,384)	(1,598,948)	(63,620,704)	51,524,706

11,263,169	14,810,860	138,703,770	(24,279,242)	49,952,732	(1,255,963)	15,035,694	(33,269,396)	56,637,461

153,514,630	138,703,770	—	51,274,815	1,322,083	2,578,046	131,153,259	164,422,655	107,785,194

$164,777,799	$153,514,630	$138,703,770	$26,995,573	$51,274,815	$1,322,083	$146,188,953	$131,153,259	$164,422,655

$638,961	$437,573	$302,667	$140,996	$94,799	$2,987	$–	$25,677	$—

3,300,000	2,950,000	7,300,001	600,000	1,900,000	100,000	4,250,000	4,550,000	4,000,000
(3,500,000)	(3,150,000)	(1,950,000)	(1,400,000)	(400,000)	(150,000)	(4,250,000)	(6,650,000)	(2,100,000)
5,150,001	5,350,001	—	1,550,001	50,001	100,001	4,050,001	6,150,001	4,250,001

4,950,001	5,150,001	5,350,001	750,001	1,550,001	50,001	4,050,001	4,050,001	6,150,001

89

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco S&P 500® High Beta ETF (SPHB)			Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$3,827,847	$5,102,582	$1,488,279	$91,454,986	$98,199,117	$53,631,247
Net realized gain (loss)	35,618,695	81,891,959	(9,684,548)	137,747,164	184,569,396	110,094,381
Net change in unrealized appreciation (depreciation)	(3,534,672)	12,159,003	3,338,974	(108,303,660)	73,529,904	5,606,532

Net increase (decrease) in net assets resulting from operations	35,911,870	99,153,544	(4,857,295)	120,898,490	356,298,417	169,332,160

Distributions to Shareholders from:
Net investment income	(3,731,027)	(5,358,690)	(1,082,016)	(92,276,850)	(107,583,441)	(55,786,559)

Shareholder Transactions:
Proceeds from shares sold	537,521,730	1,052,063,298	558,099,509	1,282,580,964	2,107,138,978	2,961,903,602
Value of shares repurchased	(756,840,730)	(1,275,990,516)	(142,980,317)	(1,627,935,128)	(2,005,683,823)	(990,198,392)

Net increase (decrease) in net assets resulting from shares transactions	(219,319,000)	(223,927,218)	415,119,192	(345,354,164)	101,455,155	1,971,705,210

Increase (Decrease) in Net Assets	(187,138,157)	(130,132,364)	409,179,881	(316,732,524)	350,170,131	2,085,250,811

Net Assets:
Beginning of period	359,072,061	489,204,425	80,024,544	2,973,600,789	2,623,430,658	538,179,847

End of period	$171,933,904	$359,072,061	$489,204,425	$2,656,868,265	$2,973,600,789	$2,623,430,658

Undistributed net investment income at end of period	$407,470	$310,650	$566,758	$–	$—	$—

Changes in Shares Outstanding:
Shares sold	12,500,000	28,250,000	17,450,000	30,850,000	52,700,000	79,800,000
Shares repurchased	(17,650,000)	(34,450,000)	(4,850,000)	(39,200,000)	(50,200,000)	(26,400,000)
Shares outstanding, beginning of period	8,950,000	15,150,000	2,550,000	72,100,000	69,600,000	16,200,000

Shares outstanding, end of period	3,800,000	8,950,000	15,150,000	63,750,000	72,100,000	69,600,000

(a)	For the period July 11, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco S&P 500® Low Volatility ETF (SPLV)			Invesco S&P 500 Minimum Variance ETF (SPMV)		Invesco S&P 500 Momentum ETF (SPMO)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$123,467,916	$145,254,170	$132,530,954	$27,326	$15,354	$215,217	$23,533	$34,054
664,059,444	444,090,605	402,101,928	172,953	(817)	1,513,084	204,423	106,798
(175,481,341)	468,264,797	(63,587,546)	50,344	130,741	3,135,412	145,527	(87,049)

612,046,019	1,057,609,572	471,045,336	250,623	145,278	4,863,713	373,483	53,803

(124,946,206)	(145,029,675)	(136,098,330)	(30,483)	(7,768)	(128,220)	(24,884)	(30,887)

4,931,352,695	4,465,475,987	5,898,583,249	1,381,755	2,491,823	62,079,720	2,991,006	1,268,358
(5,177,453,666)	(4,688,707,093)	(4,833,748,058)	(2,771,567)	—	(18,396,137)	(3,004,960)	(2,569,412)

(246,100,971)	(223,231,106)	1,064,835,191	(1,389,812)	2,491,823	43,683,583	(13,954)	(1,301,054)

240,998,842	689,348,791	1,399,782,197	(1,169,672)	2,629,333	48,419,076	334,645	(1,278,138)

7,140,363,587	6,451,014,796	5,051,232,599	2,629,333	—	1,662,902	1,328,257	2,606,395

$7,381,362,429	$7,140,363,587	$6,451,014,796	$1,459,661	$2,629,333	$50,081,978	$1,662,902	$1,328,257

$–	$—	$—	$4,429	$7,586	$89,914	$2,917	$4,268

104,200,000	102,100,000	148,200,000	50,000	100,001	1,700,000	100,000	50,000
(109,250,000)	(108,150,000)	(120,550,000)	(100,000)	—	(500,000)	(100,000)	(100,000)
153,350,000	159,400,000	131,750,000	100,001	—	50,001	50,001	100,001

148,300,000	153,350,000	159,400,000	50,001	100,001	1,250,001	50,001	50,001

91

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco S&P 500 Value with Momentum ETF (SPVM)		Invesco S&P MidCap Low Volatility ETF (XMLV)
	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$40,890	$24,402	$26,961,995	$15,787,266	$7,286,438
Net realized gain	217,759	25,148	104,392,113	51,677,535	15,871,240
Net change in unrealized appreciation (depreciation)	(35,303)	198,286	6,754,525	92,875,997	17,799,553

Net increase in net assets resulting from operations	223,346	247,836	138,108,633	160,340,798	40,957,231

Distributions to Shareholders from:
Net investment income	(31,691)	(18,152)	(24,301,375)	(14,587,225)	(5,648,124)

Shareholder Transactions:
Proceeds from shares sold	4,330,121	3,780,281	846,187,776	865,051,116	690,631,478
Value of shares repurchased	(4,297,442)	(1,284,390)	(711,572,371)	(497,680,763)	(150,411,608)

Net increase in net assets resulting from shares transactions	32,679	2,495,891	134,615,405	367,370,353	540,219,870

Increase in Net Assets	224,334	2,725,575	248,422,663	513,123,926	575,528,977

Net Assets:
Beginning of period	2,725,575	—	1,195,218,307	682,094,381	106,565,404

End of period	$2,949,909	$2,725,575	$1,443,640,970	$1,195,218,307	$682,094,381

Undistributed net investment income at end of period	$15,178	$6,250	$5,745,811	$3,085,191	$1,885,150

Changes in Shares Outstanding:
Shares sold	150,000	150,001	18,400,000	20,500,000	18,800,000
Shares repurchased	(150,000)	(50,000)	(15,500,000)	(11,800,000)	(4,050,000)
Shares outstanding, beginning of period	100,001	—	26,550,000	17,850,000	3,100,000

Shares outstanding, end of period	100,001	100,001	29,450,000	26,550,000	17,850,000

(a)	For the period April 3, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period November 29, 2016 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)		Invesco S&P SmallCap Low Volatility ETF (XSLV)			Invesco S&P SmallCap Quality ETF (XSHQ)
Ten Months Ended August 31, 2018	Period Ended October 31, 2017(b)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)

$249,538	$240,595	$22,493,329	$20,526,502	$7,677,710	$82,869	$11,518
112,995	107,197	98,748,047	67,024,522	11,880,566	169,057	67,749
607,273	(149,187)	23,537,205	95,413,872	30,269,530	2,947,114	41,220

969,806	198,605	144,778,581	182,964,896	49,827,806	3,199,040	120,487

(329,517)	(276,845)	(19,115,449)	(18,420,981)	(6,839,137)	(16,059)	(9,661)

7,780,195	13,849,536	653,336,692	716,336,132	604,177,339	41,298,366	3,727,343
(3,871,849)	(6,233,712)	(425,116,341)	(453,228,874)	(122,270,444)	(2,862,484)	(2,532,765)

3,908,346	7,615,824	228,220,351	263,107,258	481,906,895	38,435,882	1,194,578

4,548,635	7,537,584	353,883,483	427,651,173	524,895,564	41,618,863	1,305,404

7,537,584	—	1,079,472,255	651,821,082	126,925,518	1,305,404	—

$12,086,219	$7,537,584	$1,433,355,738	$1,079,472,255	$651,821,082	$42,924,267	$1,305,404

$–	$—	$6,722,853	$3,344,973	$1,239,452	$68,667	$1,857

300,000	550,001	13,900,000	16,700,000	16,850,000	1,400,000	150,001
(150,000)	(250,000)	(9,100,000)	(10,650,000)	(3,350,000)	(100,000)	(100,000)
300,001	—	23,250,000	17,200,000	3,700,000	50,001	—

450,001	300,001	28,050,000	23,250,000	17,200,000	1,350,001	50,001

93

Financial Highlights

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

	Ten Months Ended August 31, 2018		For the Period July 11, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$26.39		$24.98
Net investment income(b)	0.39		0.11
Net realized and unrealized gain on investments	2.34		1.35
Total from investment operations	2.73		1.46
Distributions to shareholders from:
Net investment income	(0.31)		(0.05)
Net asset value at end of period	$28.81		$26.39
Market price at end of period(c)	$28.83		$26.43
Net Asset Value Total Return(d)	10.38%		5.84	%(e)
Market Price Total Return(d)	10.29%		6.00	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$145,500		$67,301
Ratio to average net assets of:
Expenses	0.29	%(f)	0.29	%(f)
Net investment income	1.69	%(f)	1.35	%(f)
Portfolio turnover rate(g)	34%		2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the exchange) to October 31, 2017 was 4.96%. The market price total return from Fund Inception to October 31, 2017 was 5.08%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Russell 1000 Equal Weight ETF (EQAL)

	Ten Months Ended August 31, 2018		Year Ended October 31,		For the Period December 22, 2014(a) Through October 31, 2015
			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$29.90		$25.38	$24.44	$25.05
Net investment income(b)	0.41		0.42	0.41	0.32
Net realized and unrealized gain (loss) on investments	3.31		4.50	0.95	(0.71)
Total from investment operations	3.72		4.92	1.36	(0.39)
Distributions to shareholders from:
Net investment income	(0.32)		(0.40)	(0.42)	(0.22)
Net asset value at end of period	$33.30		$29.90	$25.38	$24.44
Market price at end of period(c)	$33.31		$29.91	$25.41	$24.48
Net Asset Value Total Return(d)	12.50%		19.48%	5.67%	(1.58	)%(e)
Market Price Total Return(d)	12.49%		19.38%	5.62%	(1.42	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$474,554		$315,495	$115,484	$149,084
Ratio to average net assets of:
Expenses	0.20	%(f)	0.20%	0.20%	0.20	%(f)
Net investment income	1.57	%(f)	1.48%	1.70%	1.49	%(f)
Portfolio turnover rate(g)	19%		29%	31%	24%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 23, 2014, the first day of trading on the exchange) to October 31, 2015 was (2.01)%. The market price total return from Fund Inception to October 31, 2015 was (1.93)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights (continued)

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

	Ten Months Ended August 31, 2018		Year Ended October 31, 2017	For the Period November 2, 2015(a) Through October 31, 2016

Per Share Operating Performance:
Net asset value at beginning of period	$29.81		$25.93	$25.31
Net investment income(b)	0.42		0.45	0.42
Net realized and unrealized gain on investments	3.44		3.83	0.53
Total from investment operations	3.86		4.28	0.95
Distributions to shareholders from:
Net investment income	(0.38)		(0.40)	(0.33)
Net asset value at end of period	$33.29		$29.81	$25.93
Market price at end of period(c)	$33.29		$29.81	$25.95
Net Asset Value Total Return(d)	13.04%		16.60%	3.78	%(e)
Market Price Total Return(d)	13.04%		16.51%	3.86	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$164,778		$153,515	$138,704
Ratio to average net assets of:
Expenses	0.35	%(f)	0.35%	0.35	%(f)
Net investment income	1.63	%(f)	1.60%	1.66	%(f)
Portfolio turnover rate(g)	91%		40%	118%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the exchange) to October 31, 2016 was 4.19%. The market price total return from Fund Inception to October 31, 2016 was 4.15%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500 Enhanced Value ETF (SPVU)

	Ten Months Ended August 31, 2018		Year Ended October 31,		For the Period October 6, 2015(a) Through October 31, 2015
			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$33.08		$26.44	$25.78	$25.04
Net investment income(b)	0.68		0.57	0.63	0.01
Net realized and unrealized gain on investments	3.12		6.44	0.38	0.73
Total from investment operations	3.80		7.01	1.01	0.74
Distributions to shareholders from:
Net investment income	(0.89)		(0.37)	(0.35)	—
Net asset value at end of period	$35.99		$33.08	$26.44	$25.78
Market price at end of period(c)	$36.01		$33.10	$26.45	$25.83
Net Asset Value Total Return(d)	11.61%		26.58%	4.03%	2.96	%(e)
Market Price Total Return(d)	11.60%		26.61%	3.86%	3.15	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$26,996		$51,275	$1,322	$2,578
Ratio to average net assets of:
Expenses	0.16	%(f)	0.25%	0.25%	0.25	%(f)
Net investment income	2.35	%(f)	1.81%	2.53%	0.63	%(f)
Portfolio turnover rate(g)	34%		36%	42%	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.38%. The market price total return from Fund Inception to October 31, 2015 was 1.45%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Financial Highlights (continued)

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

	Ten Months Ended August 31, 2018		Year Ended October 31,		For the Period April 6, 2015(a) Through October 31, 2015
			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$32.38		$26.74	$25.36	$25.14
Net investment income(b)	0.43		0.51	0.44	0.23
Net realized and unrealized gain on investments	3.73		5.62	1.39	0.18
Total from investment operations	4.16		6.13	1.83	0.41
Distributions to shareholders from:
Net investment income	(0.44)		(0.49)	(0.45)	(0.19)
Return of capital	—		—	—	(0.00	)(c)
Total distributions	(0.44)		(0.49)	(0.45)	(0.19)
Net asset value at end of period	$36.10		$32.38	$26.74	$25.36
Market price at end of period(d)	$36.11		$32.38	$26.75	$25.42
Net Asset Value Total Return(e)	12.92%		23.11%	7.29%	1.62	%(f)
Market Price Total Return(e)	12.96%		23.06%	7.08%	1.86	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$146,189		$131,153	$164,423	$107,785
Ratio to average net assets of:
Expenses	0.25	%(g)	0.25%	0.25%	0.25	%(g)
Net investment income	1.52	%(g)	1.75%	1.65%	1.65	%(g)
Portfolio turnover rate(h)	68%		61%	52%	32%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (April 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.62%. The market price total return from Fund Inception to October 31, 2015 was 1.78%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® High Beta ETF (SPHB)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$40.12		$32.29	$31.38	$34.04	$28.51	$20.42
Net investment income(a)	0.51		0.44	0.39	0.37	0.29	0.22
Net realized and unrealized gain (loss) on investments	5.15		8.01	0.84	(2.58)	5.54	8.08
Total from investment operations	5.66		8.45	1.23	(2.21)	5.83	8.30
Distributions to shareholders from:
Net investment income	(0.53)		(0.62)	(0.32)	(0.45)	(0.30)	(0.21)
Net asset value at end of period	$45.25		$40.12	$32.29	$31.38	$34.04	$28.51
Market price at end of period(b)	$45.28		$40.12	$32.32	$31.42	$34.05	$28.54
Net Asset Value Total Return(c)	14.14%		26.32%	4.02%	(6.56)%	20.55%	40.88%
Market Price Total Return(c)	14.22%		26.20%	3.98%	(6.47)%	20.47%	41.10%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$171,934		$359,072	$489,204	$80,025	$233,167	$530,209
Ratio to average net assets of:
Expenses	0.25	%(d)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	1.42	%(d)	1.18%	1.28%	1.09%	0.93%	0.89%
Portfolio turnover rate(e)	76%		80%	55%	90%	78%	65%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Financial Highlights (continued)

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$41.24		$37.69	$33.22	$32.14	$28.36	$25.03
Net investment income(a)	1.35		1.33	1.29	1.10	1.01	0.98
Net realized and unrealized gain on investments	0.45		3.68	4.51	1.13	3.86	3.41
Total from investment operations	1.80		5.01	5.80	2.23	4.87	4.39
Distributions to shareholders from:
Net investment income	(1.36)		(1.46)	(1.33)	(1.15)	(1.07)	(1.06)
Net realized gains	—		—	—	—	(0.02)	—
Total distributions	(1.36)		(1.46)	(1.33)	(1.15)	(1.09)	(1.06)
Net asset value at end of period	$41.68		$41.24	$37.69	$33.22	$32.14	$28.36
Market price at end of period(b)	$41.68		$41.25	$37.72	$33.27	$32.15	$28.39
Net Asset Value Total Return(c)	4.48%		13.48%	17.75%	7.07%	17.59%	17.95%
Market Price Total Return(c)	4.45%		13.42%	17.66%	7.20%	17.50%	18.03%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,656,868		$2,973,601	$2,623,431	$538,180	$210,523	$138,965
Ratio to average net assets of:
Expenses	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	3.95	%(d)	3.31%	3.48%	3.38%	3.39%	3.59%
Portfolio turnover rate(e)	46%		56%	50%	48%	53%	47%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Low Volatility ETF (SPLV)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$46.56		$40.47	$38.34	$36.60	$32.56	$28.07
Net investment income(a)	0.81		0.95	0.81	0.85	0.83	0.88
Net realized and unrealized gain on investments	3.23		6.09	2.16	1.78	4.04	4.51
Total from investment operations	4.04		7.04	2.97	2.63	4.87	5.39
Distributions to shareholders from:
Net investment income	(0.83)		(0.95)	(0.84)	(0.89)	(0.83)	(0.90)
Net asset value at end of period	$49.77		$46.56	$40.47	$38.34	$36.60	$32.56
Market price at end of period(b)	$49.78		$46.57	$40.50	$38.40	$36.62	$32.59
Net Asset Value Total Return(c)	8.77%		17.57%	7.80%	7.28%	15.18%	19.51%
Market Price Total Return(c)	8.76%		17.51%	7.72%	7.39%	15.14%	19.58%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$7,381,362		$7,140,364	$6,451,015	$5,051,233	$4,498,516	$3,975,657
Ratio to average net assets of:
Expenses	0.25	%(d)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.06	%(d)	2.18%	2.02%	2.26%	2.44%	2.87%
Portfolio turnover rate(e)	68%		49%	53%	65%	51%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Financial Highlights (continued)

Invesco S&P 500 Minimum Variance ETF (SPMV)

	Ten Months Ended August 31, 2018		For the Period July 11, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$26.29		$24.92
Net investment income(b)	0.47		0.15
Net realized and unrealized gain on investments	3.04		1.30
Total from investment operations	3.51		1.45
Distributions to shareholders from:
Net investment income	(0.61)		(0.08)
Net asset value at end of period	$29.19		$26.29
Market price at end of period(c)	$29.19		$26.30
Net Asset Value Total Return(d)	13.50%		5.81	%(e)
Market Price Total Return(d)	13.45%		5.85	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,460		$2,629
Ratio to average net assets of:
Expenses	0.13	%(f)	0.13	%(f)
Net investment income	2.08	%(f)	1.97	%(f)
Portfolio turnover rate(g)	30%		14%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the exchange) to October 31, 2017 was 4.97%. The market price total return from Fund Inception to October 31, 2017 was 4.93%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500 Momentum ETF (SPMO)

	Ten Months Ended August 31, 2018		Year Ended October 31,		For the Period October 6, 2015(a) Through October 31, 2015
			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$33.26		$26.56	$26.06	$24.65
Net investment income(b)	0.34		0.46	0.41	0.01
Net realized and unrealized gain on investments	6.67		6.72	0.44	1.40
Total from investment operations	7.01		7.18	0.85	1.41
Distributions to shareholders from:
Net investment income	(0.20)		(0.48)	(0.35)	—
Net asset value at end of period	$40.07		$33.26	$26.56	$26.06
Market price at end of period(c)	$40.08		$33.23	$26.58	$26.12
Net Asset Value Total Return(d)	21.12%		27.35%	3.28%	5.72	%(e)
Market Price Total Return(d)	21.26%		27.14%	3.12%	5.96	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$50,082		$1,663	$1,328	$2,606
Ratio to average net assets of:
Expenses	0.13	%(f)	0.25%	0.25%	0.25	%(f)
Net investment income	1.10	%(f)	1.61%	1.60%	0.69	%(f)
Portfolio turnover rate(g)	41%		140%	105%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 3.62%. The market price total return from Fund Inception to October 31, 2015 was 3.77%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights (continued)

Invesco S&P 500 Value with Momentum ETF (SPVM)

	Ten Months Ended August 31, 2018		For the Period April 3, 2017(a) Through October 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$27.26		$24.93
Net investment income(b)	0.42		0.24
Net realized and unrealized gain on investments	2.14		2.24
Total from investment operations	2.56		2.48
Distributions to shareholders from:
Net investment income	(0.32)		(0.15)
Net asset value at end of period	$29.50		$27.26
Market price at end of period(c)	$29.50		$27.28
Net Asset Value Total Return(d)	9.42%		9.99	%(e)
Market Price Total Return(d)	9.34%		10.07	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,950		$2,726
Ratio to average net assets of:
Expenses, after Waivers	0.29	%(f)	0.30	%(f)
Expenses, prior to Waivers	0.30	%(f)	0.30	%(f)
Net investment income	1.79	%(f)	1.65	%(f)
Portfolio turnover rate(g)	61%		37%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (April 6, 2017, the first day of trading on the exchange) to October 31, 2017 was 9.99%. The market price total return from Fund Inception to October 31, 2017 was 10.12%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P MidCap Low Volatility ETF (XMLV)

	Ten Months Ended August 31, 2018		Year Ended October 31,				For the Period February 12, 2013(a) Through October 31, 2013
			2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$45.02		$38.21	$34.38	$31.82	$28.25	$25.12
Net investment income(b)	0.96		0.69	0.69	0.66	0.62	0.38
Net realized and unrealized gain on investments	3.92		6.80	3.72	2.55	3.52	3.02
Total from investment operations	4.88		7.49	4.41	3.21	4.14	3.40
Distributions to shareholders from:
Net investment income	(0.88)		(0.68)	(0.58)	(0.65)	(0.57)	(0.27)
Net asset value at end of period	$49.02		$45.02	$38.21	$34.38	$31.82	$28.25
Market price at end of period(c)	$49.04		$45.02	$38.23	$34.42	$31.82	$28.28
Net Asset Value Total Return(d)	11.00%		19.76%	12.96%	10.18%	14.84%	13.62	%(e)
Market Price Total Return(d)	11.04%		19.69%	12.89%	10.30%	14.72%	13.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,443,641		$1,195,218	$682,094	$106,565	$44,546	$21,189
Ratio to average net assets of:
Expenses	0.25	%(f)	0.25%	0.25%	0.25%	0.25%	0.26	%(f)
Net investment income	2.52	%(f)	1.64%	1.86%	1.97%	2.09%	1.98	%(f)
Portfolio turnover rate(g)	50%		57%	51%	57%	58%	29%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the exchange) to October 31, 2013 was 13.21%. The market price total return from Fund Inception to October 31, 2013 was 13.37%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Financial Highlights (continued)

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

	Ten Months Ended August 31, 2018		For the Period November 29, 2016(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.13		$25.02
Net investment income(b)	0.78		0.81
Net realized and unrealized gain on investments	1.98		0.24
Total from investment operations	2.76		1.05
Distributions to shareholders from:
Net investment income	(1.03)		(0.94)
Net asset value at end of period	$26.86		$25.13
Market price at end of period(c)	$26.85		$25.15
Net Asset Value Total Return(d)	11.39%		4.31	%(e)
Market Price Total Return(d)	11.26%		4.39	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,086		$7,538
Ratio to average net assets of:
Expenses	0.30	%(f)	0.30	%(f)
Net investment income	3.74	%(f)	3.58	%(f)
Portfolio turnover rate(g)	61%		86%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the exchange) to October 31, 2017 was 6.26%. The market price total return from Fund Inception to October 31, 2017 was 6.34%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Financial Highlights (continued)

Invesco S&P SmallCap Low Volatility ETF (XSLV)

	Ten Months Ended August 31, 2018		Year Ended October 31,						For the Period February 12, 2013(a) Through October 31, 2013
			2017	2016	2015		2014
Per Share Operating Performance:
Net asset value at beginning of period	$46.43		$37.90	$34.30	$32.93		$29.92		$25.10
Net investment income(b)	0.87		0.97	0.78	0.77		0.75		0.43
Net realized and unrealized gain on investments	4.55		8.46	3.58	1.38		2.95		4.63
Total from investment operations	5.42		9.43	4.36	2.15		3.70		5.06
Distributions to shareholders from:
Net investment income	(0.75)		(0.90)	(0.76)	(0.78)		(0.69)		(0.24)
Net asset value at end of period	$51.10		$46.43	$37.90	$34.30		$32.93		$29.92
Market price at end of period(c)	$51.10		$46.47	$37.93	$34.30		$32.91		$29.96
Net Asset Value Total Return(d)	11.81%		25.05%	12.90%	6.63%		12.50%		20.28	%(e)
Market Price Total Return(d)	11.71%		25.06%	12.99%	6.70%		12.29%		20.45	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,433,356		$1,079,472	$651,821	$126,926		$55,985		$31,411
Ratio to average net assets of:
Expenses	0.25	%(f)	0.25%	0.25%	0.25	%(g)	0.25	%(g)	0.26	%(f)
Net investment income	2.24	%(f)	2.25%	2.15%	2.33%		2.41%		2.17	%(f)
Portfolio turnover rate(h)	66%		59%	48%	57%		68%		35%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the exchange) to October 31, 2013 was 19.62%. The market price total return from Fund Inception to October 31, 2013 was 19.63%.

(f)	Annualized.
(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Financial Highlights (continued)

Invesco S&P SmallCap Quality ETF (XSHQ)

	Ten Months Ended August 31, 2018		For the Period April 3, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$26.11		$24.54
Net investment income(b)	0.26		0.16
Net realized and unrealized gain on investments	5.65		1.51
Total from investment operations	5.91		1.67
Distributions to shareholders from:
Net investment income	(0.22)		(0.10)
Net asset value at end of period	$31.80		$26.11
Market price at end of period(c)	$31.81		$26.14
Net Asset Value Total Return(d)	22.75%		6.81	%(e)
Market Price Total Return(d)	22.65%		6.93	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$42,924		$1,305
Ratio to average net assets of:
Expenses	0.29	%(f)	0.29	%(f)
Net investment income	1.06	%(f)	1.11	%(f)
Portfolio turnover rate(g)	23%		65%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (April 6, 2017, the first day of trading on the exchange) to October 31, 2017 was 7.33%. The market price total return from Fund Inception to October 31, 2017 was 7.54%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	“Russell 1000 Enhanced Equal Weight ETF”
Invesco Russell 1000 Equal Weight ETF (EQAL)	“Russell 1000 Equal Weight ETF”
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	“Russell 1000 Low Beta Equal Weight ETF”
Invesco S&P 500 Enhanced Value ETF (SPVU)	“S&P 500 Enhanced Value ETF”
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	“S&P 500® ex-Rate Sensitive Low Volatility ETF”
Invesco S&P 500® High Beta ETF (SPHB)	“S&P 500® High Beta ETF”
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	“S&P 500® High Dividend Low Volatility ETF”
Invesco S&P 500® Low Volatility ETF (SPLV)	“S&P 500® Low Volatility ETF”
Invesco S&P 500 Minimum Variance ETF (SPMV)	“S&P 500 Minimum Variance ETF”
Invesco S&P 500 Momentum ETF (SPMO)	“S&P 500 Momentum ETF”
Invesco S&P 500 Value with Momentum ETF (SPVM)	“S&P 500 Value with Momentum ETF”
Invesco S&P MidCap Low Volatility ETF (XMLV)	“S&P MidCap Low Volatility ETF”
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	“S&P SmallCap High Dividend Low Volatility ETF”
Invesco S&P SmallCap Low Volatility ETF (XSLV)	“S&P SmallCap Low Volatility ETF”
Invesco S&P SmallCap Quality ETF (XSHQ)	“S&P SmallCap Quality ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of Russell 1000 Low Beta Equal Weight ETF, which is listed and traded on The NASDAQ Stock Market LLC and Shares of Russell 1000 Enhanced Equal Weight ETF, S&P 500 Minimum Variance ETF, S&P 500 Value with Momentum ETF, S&P SmallCap High Dividend Low Volatility ETF and S&P SmallCap Quality ETF, which are listed and traded on Cboe BZX Exchange, Inc.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Effective August 31, 2018, each Fund’s fiscal year-end changed from October 31 to August 31.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”).

Fund	Underlying Index
Russell 1000 Enhanced Equal Weight ETF	Russell 1000® Enhanced Value Equal Weight Index
Russell 1000 Equal Weight ETF	Russell 1000® Equal Weight Index
Russell 1000 Low Beta Equal Weight ETF	Russell 1000® Low Beta Equal Weight Index
S&P 500 Enhanced Value ETF	S&P 500 Enhanced Value Index
S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P 500® Low Volatility Rate Response Index
S&P 500® High Beta ETF	S&P 500® High Beta Index
S&P 500® High Dividend Low Volatility ETF	S&P 500® Low Volatility High Dividend Index
S&P 500® Low Volatility ETF	S&P 500® Low Volatility Index

103

Fund	Underlying Index
S&P 500 Minimum Variance ETF	S&P 500® Minimum Volatility Index
S&P 500 Momentum ETF	S&P 500® Momentum Index
S&P 500 Value with Momentum ETF	S&P 500® High Momentum Value Index
S&P MidCap Low Volatility ETF	S&P MidCap 400® Low Volatility Index
S&P SmallCap High Dividend Low Volatility ETF	S&P SmallCap 600® Low Volatility High Dividend Index
S&P SmallCap Low Volatility ETF	S&P SmallCap 600® Low Volatility Index
S&P SmallCap Quality ETF	S&P SmallCap 600® Quality Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

104

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

High Dividend Paying Securities Risk. S&P 500® High Dividend Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Industry Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, each Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Diversified Fund Risk. Each Fund (except Russell 1000 Equal Weight ETF, Russell 1000 Low Beta Equal Weight ETF, S&P 500® High Beta ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF, S&P MidCap Low Volatility ETF and S&P SmallCap Low Volatility ETF) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than

105

would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. Russell 1000 Low Beta Equal Weight ETF, S&P 500 Momentum ETF and S&P SmallCap Quality ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. This may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

Small- and Mid-Capitalization Company Risk. For Russell 1000 Equal Weight ETF, S&P MidCap Low Volatility ETF, S&P SmallCap High Dividend Low Volatility ETF, S&P SmallCap Low Volatility ETF and S&P SmallCap Quality ETF, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Momentum Investing Risk. For S&P 500 Momentum ETF and S&P 500 Value with Momentum ETF, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

REIT Risk. Each Fund (except S&P 500® High Beta ETF and S&P 500 Value with Momentum ETF), in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and each Fund and its shareholders will incur its pro rata share of the underlying expenses.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

106

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar

107

equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Securities Lending

During the period November 1, 2017 to August 31, 2018, Russell 1000 Equal Weight ETF, S&P 500® High Beta ETF and S&P SmallCap Low Volatility ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

	% of Average Daily Net Assets
Russell 1000 Enhanced Equal Weight ETF	0.29%
Russell 1000 Equal Weight ETF	0.20%
Russell 1000 Low Beta Equal Weight ETF	0.35%
S&P 500 Enhanced Value ETF	0.13	%*
S&P 500® ex-Rate Sensitive Low Volatility ETF	0.25%
S&P 500® High Beta ETF	0.25%
S&P 500® High Dividend Low Volatility ETF	0.30%
S&P 500® Low Volatility ETF	0.25%
S&P 500 Minimum Variance ETF	0.10	%**
S&P 500 Momentum ETF	0.13	%*
S&P 500 Value with Momentum ETF	0.15	%***
S&P MidCap Low Volatility ETF	0.25%
S&P SmallCap High Dividend Low Volatility ETF	0.30%
S&P SmallCap Low Volatility ETF	0.25%
S&P SmallCap Quality ETF	0.29%

*	Prior to January 1, 2018, the unitary management fee was 0.25% of average daily net assets.

**

Prior to April 20, 2018, the unitary management fee was 0.13%. Effective April 9, 2018, the Adviser had agreed to waive permanently a portion of its unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.10%. Effective April 20, 2018, the unitary management fee was reduced to 0.10%.

***

Prior to August 20, 2018, the unitary management fee was 0.30%. Effective August 20, 2018, the Adviser had agreed to waive permanently a portion of its unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.15%.

108

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the period November 1, 2017 to August 31, 2018 and the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Russell 1000 Enhanced Equal Weight ETF	$101	$13
Russell 1000 Equal Weight ETF	313	270
Russell 1000 Low Beta Equal Weight ETF	144	202
S&P 500 Enhanced Value ETF	32	24
S&P 500® ex-Rate Sensitive Low Volatility ETF	31	80
S&P 500® High Beta ETF	221	629
S&P 500® High Dividend Low Volatility ETF	1,180	2,006
S&P 500® Low Volatility ETF	2,197	2,748
S&P 500 Minimum Variance ETF	6	—
S&P 500 Momentum ETF	11	1
S&P 500 Value with Momentum ETF	147	1
S&P MidCap Low Volatility ETF	1,468	900
S&P SmallCap High Dividend Low Volatility ETF	13	13
S&P SmallCap Low Volatility ETF	1,109	1,144
S&P SmallCap Quality ETF	3	1

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Russell 1000 Enhanced Equal Weight ETF	Frank Russell Company
Russell 1000 Equal Weight ETF	Frank Russell Company
Russell 1000 Low Beta Equal Weight ETF	Frank Russell Company
S&P 500 Enhanced Value ETF	S&P Dow Jones Indices LLC
S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P Dow Jones Indices LLC
S&P 500® High Beta ETF	S&P Dow Jones Indices LLC
S&P 500® High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC
S&P 500® Low Volatility ETF	S&P Dow Jones Indices LLC
S&P 500 Minimum Variance ETF	S&P Dow Jones Indices LLC
S&P 500 Momentum ETF	S&P Dow Jones Indices LLC
S&P 500 Value with Momentum ETF	S&P Dow Jones Indices LLC
S&P MidCap Low Volatility ETF	S&P Dow Jones Indices LLC
S&P SmallCap High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC
S&P SmallCap Low Volatility ETF	S&P Dow Jones Indices LLC
S&P SmallCap Quality ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

109

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the period November 1, 2017 to August 31, 2018.

Russell 1000 Enhanced Equal Weight ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2018	Dividend Income
Invesco Ltd.	$106,583	$152,305	$(20,760)	$(61,427)	$(385)	$176,316	$5,828

Russell 1000 Equal Weight ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2018	Dividend Income
Invesco Ltd.	$151,177	$140,415	$(50,246)	$(67,863)	$3,098	$176,581	$6,364

S&P 500 Enhanced Value ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2018	Dividend Income
Invesco Ltd.	$—	$81,927	$—	$(10,157)	$—	$71,770	$891

S&P 500® High Beta ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2018	Dividend Income
Invesco Ltd.	$3,946,313	$5,558,112	$(6,608,025)	$(736,306)	$(622,562)	$1,537,532	$103,728

S&P 500® High Dividend Low Volatility ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2018	Dividend Income
Invesco Ltd.	$46,298,517	$38,048,551	$(16,541,183)	$(16,531,856)	$(535,504)	$50,738,525	$1,756,372

S&P 500 Value with Momentum ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2018	Dividend Income
Invesco Ltd.	$—	$49,849	$(43,245)	$—	$(6,604)	$—	$426

S&P SmallCap High Dividend Low Volatility ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2018	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$396,847	$(39,619)	$739	$716	$358,683	$10,864

S&P SmallCap Low Volatility ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2018	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$16,645,534	$(1,017,374)	$(71,533)	$(886)	$15,555,741	$688,550

110

Note 5. Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the period November 1, 2017 to August 31, 2018, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gain (Loss)
S&P 500® Low Volatility ETF	$—	$136,503	$(5,808)

Note 6. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of August 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period November 1, 2017 to August 31, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
S&P SmallCap High Dividend Low Volatility ETF
Investments in Securities
Common Stocks & Other Equity Interests	$12,077,863	$—	$4,780	$12,082,643

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period November 1, 2017 to August 31, 2018, Year Ended October 31, 2017 and Year Ended October 31, 2016:

	August 31, 2018	October 31, 2017	October 31, 2016
	Ordinary Income	Ordinary Income	Ordinary Income
Russell 1000 Enhanced Equal Weight ETF	$1,209,519	$100,835	$—
Russell 1000 Equal Weight ETF	3,959,851	3,397,369	1,669,387
Russell 1000 Low Beta Equal Weight ETF	1,895,751	2,395,027	1,664,363
S&P 500 Enhanced Value ETF	467,801	348,743	50,033
S&P 500® ex-Rate Sensitive Low Volatility ETF	2,103,003	2,593,776	2,230,409
S&P 500® High Beta ETF	3,731,027	5,358,690	1,082,016
S&P 500® High Dividend Low Volatility ETF	92,276,850	107,583,441	55,786,559
S&P 500® Low Volatility ETF	124,946,206	145,029,675	136,098,330

111

	August 31, 2018	October 31, 2017	October 31, 2016
	Ordinary Income	Ordinary Income	Ordinary Income
S&P 500 Minimum Variance ETF	$30,483	$7,768	$—
S&P 500 Momentum ETF	128,220	24,884	30,887
S&P 500 Value with Momentum ETF	31,691	18,152	—
S&P MidCap Low Volatility ETF	24,301,375	14,587,225	5,648,124
S&P SmallCap High Dividend Low Volatility ETF	329,517	276,845	—
S&P SmallCap Low Volatility ETF	19,115,449	18,420,981	6,839,137
S&P SmallCap Quality ETF	16,059	9,661	—

Tax Components of Net Assets at Fiscal Period-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Russell 1000 Enhanced Equal Weight ETF	$474,726	$9,863,880	$(1,770,434)	$136,931,367	$145,499,539
Russell 1000 Equal Weight ETF	1,734,607	32,095,961	(9,962,498)	450,685,892	474,553,962
Russell 1000 Low Beta Equal Weight ETF	638,961	11,968,179	(14,339,131)	166,509,790	164,777,799
S&P 500 Enhanced Value ETF	140,996	1,018,216	(542,809)	26,379,170	26,995,573
S&P 500® ex-Rate Sensitive Low Volatility ETF	—	12,303,414	(9,237,292)	143,122,831	146,188,953
S&P 500® High Beta ETF	407,470	(3,016,938)	(54,105,519)	228,648,891	171,933,904
S&P 500® High Dividend Low Volatility ETF	—	(67,499,681)	(118,542,636)	2,842,910,582	2,656,868,265
S&P 500® Low Volatility ETF	—	457,986,101	(406,754,675)	7,330,131,003	7,381,362,429
S&P 500 Minimum Variance ETF	4,429	160,289	(4,993)	1,299,936	1,459,661
S&P 500 Momentum ETF	89,914	3,237,355	(109,622)	46,864,331	50,081,978
S&P 500 Value with Momentum ETF	15,178	136,286	(88,979)	2,887,424	2,949,909
S&P MidCap Low Volatility ETF	5,745,811	107,594,882	(33,036,078)	1,363,336,355	1,443,640,970
S&P SmallCap High Dividend Low Volatility ETF	—	298,985	(492,726)	12,279,960	12,086,219
S&P SmallCap Low Volatility ETF	6,722,853	141,157,805	(10,824,408)	1,296,299,488	1,433,355,738
S&P SmallCap Quality ETF	68,667	2,924,833	(78,442)	40,009,209	42,924,267

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of August 31, 2018:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
Russell 1000 Enhanced Equal Weight ETF	$1,770,434	$—	$1,770,434
Russell 1000 Equal Weight ETF	2,761,715	7,200,783	9,962,498
Russell 1000 Low Beta Equal Weight ETF	10,782,825	3,556,306	14,339,131
S&P 500 Enhanced Value ETF	482,847	59,962	542,809
S&P 500® ex-Rate Sensitive Low Volatility ETF	7,793,375	1,443,917	9,237,292
S&P 500® High Beta ETF	42,157,070	11,948,449	54,105,519
S&P 500® High Dividend Low Volatility ETF	87,155,526	31,387,110	118,542,636
S&P 500® Low Volatility ETF	338,174,444	68,580,231	406,754,675
S&P 500 Minimum Variance ETF	4,993	—	4,993
S&P 500 Momentum ETF	109,571	51	109,622

112

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
S&P 500 Value with Momentum ETF	$81,526	$7,453	$88,979
S&P MidCap Low Volatility ETF	29,993,864	3,042,214	33,036,078
S&P SmallCap High Dividend Low Volatility ETF	324,665	168,061	492,726
S&P SmallCap Low Volatility ETF	10,824,408	—	10,824,408
S&P SmallCap Quality ETF	61,304	17,138	78,442

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the period November 1, 2017 to August 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Russell 1000 Enhanced Equal Weight ETF	$38,231,945	$37,937,350
Russell 1000 Equal Weight ETF	73,552,712	73,013,653
Russell 1000 Low Beta Equal Weight ETF	141,662,778	142,680,060
S&P 500 Enhanced Value ETF	8,892,957	8,702,562
S&P 500® ex-Rate Sensitive Low Volatility ETF	110,164,932	109,621,231
S&P 500® High Beta ETF	247,875,772	248,535,660
S&P 500® High Dividend Low Volatility ETF	1,294,440,996	1,295,390,339
S&P 500® Low Volatility ETF	4,852,665,147	4,859,914,492
S&P 500 Minimum Variance ETF	480,661	1,554,149
S&P 500 Momentum ETF	11,182,626	10,235,923
S&P 500 Value with Momentum ETF	1,667,005	3,355,119
S&P MidCap Low Volatility ETF	644,034,916	640,891,256
S&P SmallCap High Dividend Low Volatility ETF	4,982,302	5,288,385
S&P SmallCap Low Volatility ETF	807,051,637	801,994,578
S&P SmallCap Quality ETF	2,223,802	2,776,017

For the period November 1, 2017 to August 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Russell 1000 Enhanced Equal Weight ETF	$89,222,194	$20,545,196
Russell 1000 Equal Weight ETF	237,074,921	117,706,210
Russell 1000 Low Beta Equal Weight ETF	103,785,462	108,997,100
S&P 500 Enhanced Value ETF	20,896,545	47,023,053
S&P 500® ex-Rate Sensitive Low Volatility ETF	145,252,333	147,474,266
S&P 500® High Beta ETF	536,765,707	755,158,662
S&P 500® High Dividend Low Volatility ETF	1,282,063,831	1,622,397,433
S&P 500® Low Volatility ETF	4,920,607,237	5,158,687,400
S&P 500 Minimum Variance ETF	1,379,640	1,698,298
S&P 500 Momentum ETF	62,049,452	19,275,811
S&P 500 Value with Momentum ETF	4,322,400	2,593,565
S&P MidCap Low Volatility ETF	844,913,572	707,483,377
S&P SmallCap High Dividend Low Volatility ETF	7,773,338	3,527,940
S&P SmallCap Low Volatility ETF	651,094,642	421,429,687
S&P SmallCap Quality ETF	41,233,997	2,215,290

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

113

At August 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Russell 1000 Enhanced Equal Weight ETF	$13,114,995	$(3,251,115)	$9,863,880	$135,583,307
Russell 1000 Equal Weight ETF	49,776,218	(17,680,257)	32,095,961	446,226,856
Russell 1000 Low Beta Equal Weight ETF	16,134,530	(4,166,351)	11,968,179	152,626,023
S&P 500 Enhanced Value ETF	1,874,294	(856,078)	1,018,216	25,952,315
S&P 500® ex-Rate Sensitive Low Volatility ETF	13,132,771	(829,357)	12,303,414	133,761,303
S&P 500® High Beta ETF	$8,410,118	$(11,427,056)	$(3,016,938)	$174,813,520
S&P 500® High Dividend Low Volatility ETF	82,814,801	(150,314,482)	(67,499,681)	2,722,712,537
S&P 500® Low Volatility ETF	521,845,134	(63,859,033)	457,986,101	6,920,314,566
S&P 500 Minimum Variance ETF	194,333	(34,044)	160,289	1,298,317
S&P 500 Momentum ETF	3,890,845	(653,490)	3,237,355	46,795,065
S&P 500 Value with Momentum ETF	217,021	(80,735)	136,286	2,812,060
S&P MidCap Low Volatility ETF	126,046,662	(18,451,780)	107,594,882	1,336,910,197
S&P SmallCap High Dividend Low Volatility ETF	587,005	(288,020)	298,985	11,783,658
S&P SmallCap Low Volatility ETF	152,786,266	(11,628,461)	141,157,805	1,304,398,011
S&P SmallCap Quality ETF	3,857,931	(933,098)	2,924,833	39,992,970

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the period November 1, 2017 to August 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Russell 1000 Enhanced Equal Weight ETF	$(1,209)	$(3,849,040)	3,850,249
Russell 1000 Equal Weight ETF	(19,831)	(26,319,404)	26,339,235
Russell 1000 Low Beta Equal Weight ETF	(11,807)	(23,276,678)	23,288,485
S&P 500 Enhanced Value ETF	(2,429)	(3,685,435)	3,687,864
S&P 500® ex-Rate Sensitive Low Volatility ETF	(4,659)	(20,886,810)	20,891,469
S&P 500® High Beta ETF	—	(48,714,159)	48,714,159
S&P 500® High Dividend Low Volatility ETF	821,864	(214,941,350)	214,119,486
S&P 500® Low Volatility ETF	1,478,290	(743,707,954)	742,229,664
S&P 500 Minimum Variance ETF	—	(197,925)	197,925
S&P 500 Momentum ETF	—	(1,681,604)	1,681,604
S&P 500 Value with Momentum ETF	(271)	(316,150)	316,421
S&P MidCap Low Volatility ETF	—	(124,696,563)	124,696,563
S&P SmallCap High Dividend Low Volatility ETF	79,979	(477,109)	397,130
S&P SmallCap Low Volatility ETF	—	(92,976,792)	92,976,792
S&P SmallCap Quality ETF	—	(283,723)	283,723

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

114

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 13. Subsequent Event

At a meeting held on September 21, 2018, the Board of Trustees approved reducing the annual unitary management fee of S&P 500 Value with Momentum ETF to 0.15% of the Fund’s average daily net assets, effective September 24, 2018.

115

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco S&P SmallCap Quality ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed in the table below (fifteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Invesco Russell 1000 Enhanced Equal Weight ETF(1)

Invesco Russell 1000 Equal Weight ETF(2)

Invesco Russell 1000 Low Beta Equal Weight ETF(3)

Invesco S&P 500 Enhanced Value ETF(2)

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF(2)

Invesco S&P 500® High Beta ETF(2)

Invesco S&P 500® High Dividend Low Volatility ETF(2)

Invesco S&P 500® Low Volatility ETF(2)

Invesco S&P 500 Minimum Variance ETF(1)

Invesco S&P 500 Momentum ETF(2)

Invesco S&P 500 Value with Momentum ETF(4)

Invesco S&P MidCap Low Volatility ETF(2)

Invesco S&P SmallCap High Dividend Low Volatility ETF(5)

Invesco S&P SmallCap Low Volatility ETF(2)

Invesco S&P SmallCap Quality ETF(4)

(1)	Statements of operations and changes in net assets for the periods November 1, 2017 through August 31, 2018 and July 11, 2017 (commencement of investment operations) through October 31, 2017
(2)

Statement of operations for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 and statement of changes in net assets for the period November 1, 2017 through August 31, 2018 and for each of the two years in the period ended October 31, 2017

(3)

Statement of operations for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 and statement of changes in net assets for the period November 1, 2017 through August 31, 2018, for the year ended October 31, 2017, and for the period November 2, 2015 (commencement of investment operations) through October 31, 2016

(4)	Statements of operations and changes in net assets for the periods November 1, 2017 through August 31, 2018 and April 3, 2017 (commencement of investment operations) through October 31, 2017
(5)	Statements of operations and changes in net assets for the periods November 1, 2017 through August 31, 2018 and November 29, 2016 (commencement of investment operations) through October 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

116

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

117

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)
Actual	$1,000.00	$1,069.10	0.29%	$1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco Russell 1000 Equal Weight ETF (EQAL)
Actual	1,000.00	1,091.80	0.20	1.05
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)
Actual	1,000.00	1,094.10	0.35	1.85
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco S&P 500 Enhanced Value ETF (SPVU)
Actual	1,000.00	1,051.30	0.13	0.67
Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
Actual	1,000.00	1,075.70	0.25	1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P 500® High Beta ETF (SPHB)
Actual	1,000.00	1,053.80	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

118

Fees and Expenses (continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)
Actual	$1,000.00	$1,078.90	0.30%	$1.57
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco S&P 500® Low Volatility ETF (SPLV)
Actual	1,000.00	1,078.30	0.25	1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P 500 Minimum Variance ETF (SPMV)
Actual	1,000.00	1,082.20	0.13	0.68
Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66
Invesco S&P 500 Momentum ETF (SPMO)
Actual	1,000.00	1,111.40	0.13	0.69
Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66
Invesco S&P 500 Value with Momentum ETF (SPVM)
Actual	1,000.00	1,045.80	0.29	1.50
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P MidCap Low Volatility ETF (XMLV)
Actual	1,000.00	1,129.20	0.25	1.34
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)
Actual	1,000.00	1,162.40	0.30	1.64
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco S&P SmallCap Low Volatility ETF (XSLV)
Actual	1,000.00	1,170.30	0.25	1.37
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P SmallCap Quality ETF (XSHQ)
Actual	1,000.00	1,199.80	0.29	1.61
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

119

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended August 31, 2018:

	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco Russell 1000 Enhanced Equal Weight ETF	100%	100%
Invesco Russell 1000 Equal Weight ETF	100%	100%
Invesco Russell 1000 Low Beta Equal Weight ETF	100%	99%
Invesco S&P 500 Enhanced Value ETF	100%	100%
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	100%	100%
Invesco S&P 500® High Beta ETF	100%	100%
Invesco S&P 500® High Dividend Low Volatility ETF	94%	92%
Invesco S&P 500® Low Volatility ETF	100%	100%
Invesco S&P 500 Minimum Variance ETF	100%	99%
Invesco S&P 500 Momentum ETF	100%	100%
Invesco S&P 500 Value with Momentum ETF	100%	100%
Invesco S&P MidCap Low Volatility ETF	85%	84%
Invesco S&P SmallCap High Dividend Low Volatility ETF	89%	89%
Invesco S&P SmallCap Low Volatility ETF	90%	90%
Invesco S&P SmallCap Quality ETF	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal period.

120

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	221	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	221	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

121

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	221	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	221	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

122

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum***—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	221	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.
***	Effective September 19, 2018, Mr. Nussbaum resigned from the Board of Trustees of the Trust.

123

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	221	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

124

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

125

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

126

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-HBLV-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2018

KBWB	Invesco KBW Bank ETF
KBWD	Invesco KBW High Dividend Yield Financial ETF
KBWY	Invesco KBW Premium Yield Equity REIT ETF
KBWP	Invesco KBW Property & Casualty Insurance ETF
KBWR	Invesco KBW Regional Banking ETF

2

The Market Environment

Domestic Equity

The fiscal period proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal period unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low—a hallmark of 2017.

At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1

Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal period, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal period ended the same way it began with several US equity indexes reaching new record highs.

Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal period: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Treasury

[2]	Source: US Federal Reserve

3

KBWB	Manager’s Analysis
Invesco KBW Bank ETF (KBWB)

As an index fund, the Invesco KBW Bank ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Bank Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of national money centers (which are banks with more than $50 billion in assets and that have a branch network across geographic regions), regional banks and thrift institutions that are listed on a U.S. national securities exchange and that comprise the Index.

Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”), compile, calculate and maintain the Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of national money centers, regional banks and thrift institutions that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 10.18%. On a net asset value (“NAV”) basis, the Fund returned 10.22%. During the same time period, the Index returned 10.56%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 8.03%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial sector equity market.

The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is broadly diversified across all financial sub-industries and is not concentrated just on the banking sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the multi-sector holdings sub-industry during the fiscal period ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight position in the multi-line and life & health insurance sub-industries.

For the fiscal period ended August 31, 2018, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the diversified banks and asset management &

custody banks sub-industries, respectively. The thrifts & mortgage finance sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included JPMorgan Chase & Co., a diversified bank & data company (portfolio average weight of 8.08%), and Bank of America Corp., a diversified bank & data company (portfolio average weight of 8.13%). State Street Corp., a diversified bank & data company (portfolio average weight of 3.87%), was the largest detracting position.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Regional Banks	42.8
Diversified Banks	41.3
Asset Management & Custody Banks	11.0
Consumer Finance	4.1
Thrifts & Mortgage Finance	0.8
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Wells Fargo & Co.	8.3
US Bancorp	8.3
JPMorgan Chase & Co.	8.2
Citigroup, Inc.	8.2
Bank of America Corp.	8.2
SunTrust Banks, Inc.	4.2
Capital One Financial Corp.	4.1
M&T Bank Corp.	4.0
Northern Trust Corp.	3.9
PNC Financial Services Group, Inc. (The)	3.8
Total	61.2

4

Invesco KBW Bank ETF (KBWB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Bank Index	20.93%	17.41%	61.86%	14.46%	96.42%	19.26%	232.95%
S&P 500® Financials Index	16.92	16.44	57.89	14.59	97.56	18.00	209.68
Fund
NAV Return	20.46	16.98	60.09	14.04	92.84	18.82	224.76
Market Price Return	20.59	16.94	59.90	14.05	93.00	18.84	225.13

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

KBWD	Manager’s Analysis
Invesco KBW High Dividend Yield Financial ETF (KBWD)

As an index fund, the Invesco KBW High Dividend Yield Financial ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Financial Sector Dividend Yield Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of financial companies that are listed on a U.S. national securities exchange and are principally engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States and that comprise the Index.

Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index that seeks to reflect the performance of publicly-traded U.S. financial companies with competitive yields. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 8.47%. On a net asset value (“NAV”) basis, the Fund returned 8.57%. During the same time period, the Index returned 8.29%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 8.03%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial services equity market.

The performance of the Fund differed from the Benchmark Index in part because of an overweight allocation to the mortgage REITs sub-industry relative to the Benchmark Index.

Relative to the Benchmark Index, the Fund was most overweight in the mortgage REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to overweight allocations in the asset management & custody banks sub-industry as well as the mortgage REITs sub-industry.

For the fiscal period ended August 31, 2018, the mortgage REITs sub-industry contributed most significantly to the Fund’s return, followed by the asset management & custody banks and investment banking & brokerage sub-industries, respectively. The reinsurance sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Virtu Financial, Inc., Class A, an investment banking and brokerage company (portfolio average weight of 1.66%), and PennyMac Mortgage Investment Trust REIT, a mortgage REITs company (portfolio average weight of 3.88%). Positions that detracted most significantly from the Fund’s return included Maiden Holdings LTD., a reinsurance company (portfolio average weight of 3.07%), and Medley Capital Corp., an asset management and custody bank company (portfolio average weight of 2.20%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Mortgage REITs	43.7
Asset Management & Custody Banks	29.6
Thrifts & Mortgage Finance	6.0
Regional Banks	5.8
Property & Casualty Insurance	5.1
Investment Banking & Brokerage	4.6
Trading Companies & Distributors	2.4
Consumer Finance	1.7
Reinsurance	1.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Orchid Island Capital, Inc.	5.9
Western Asset Mortgage Capital Corp.	4.7
Prospect Capital Corp.	4.5
Annaly Capital Management, Inc.	4.4
New Residential Investment Corp.	4.4
AGNC Investment Corp.	4.4
Chimera Investment Corp.	4.1
Dynex Capital, Inc.	4.1
PennyMac Mortgage Investment Trust	4.0
BlackRock Capital Investment Corp.	3.9
Total	44.4

*	Excluding money market fund holdings.

6

Invesco KBW High Dividend Yield Financial ETF (KBWD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Financial Sector Dividend Yield Index	10.65%	10.69%	35.61%	8.65%	51.42%	9.51%	102.15%
S&P 500® Financials Index	16.92	16.44	57.89	14.59	97.56	13.51	166.87
Fund
NAV Return	10.98	10.61	35.34	8.43	49.88	9.20	97.65
Market Price Return	10.92	10.61	35.31	8.44	49.94	9.22	97.95

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 2.40% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 2.05%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

KBWY	Manager’s Analysis
Invesco KBW Premium Yield Equity REIT ETF (KBWY)

As an index fund, the Invesco KBW Premium Yield Equity REIT ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Premium Yield Equity REIT Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small- and mid-cap equity real estate investment trusts (“REITs”) in the United States that comprise the Index.

Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index that seeks to reflect the performance of small- and mid-cap equity REITs in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 3.95%. On a net asset value (“NAV”) basis, the Fund returned 4.05%. During the same time period, the Index returned 4.35%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned 7.36%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 120 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States REIT market.

The performance of the Fund differed from the Benchmark Index primarily due to a lower concentration and stock selection differences in the health care REITs sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the industrial REITs sub-industry and most underweight in the health care REITs sub-industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the security selection differences in the health care and retail REITs sub-industries.

For the fiscal period ended August 31, 2018, the hotel & resorts REITs sub-industry contributed most significantly to the Fund’s return, followed by the health care REITs and diversified REITs sub-industries, respectively. The retail REITs sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Sabra Health Care REIT, Inc., a health care company (portfolio average weight of 3.88%), and Washington Prime Group, Inc., a retail company (portfolio average weight of 5.83%). Positions that detracted most significantly from the Fund’s return included CBL & Associates Properties, Inc., a health care REITs company (no longer held at fiscal period-end), and New Senior Investment Group, Inc., a health care company (portfolio average weight of 5.11%).

REIT Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Retail	26.9
Health Care	19.4
Hotel & Resort	18.5
Specialized	12.4
Diversified	11.9
Office	7.7
Residential	3.2
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Washington Prime Group, Inc.	6.0
Government Properties Income Trust	5.6
Global NET Lease, Inc.	4.9
New Senior Investment Group, Inc.	4.8
Whitestone	4.2
Sabra Health Care REIT, Inc.	4.0
CoreCivic, Inc.	3.9
Senior Housing Properties Trust	3.9
DDR Corp.	3.8
Kite Realty Group Trust	3.7
Total	44.8

*	Excluding money market fund holdings.

8

Invesco KBW Premium Yield Equity REIT ETF (KBWY) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Premium Yield Equity REIT Index	6.13%	15.21%	52.91%	11.19%	69.94%	11.51%	132.55%
Dow Jones U.S. Real Estate Index	6.64	10.50	34.93	10.68	66.09	10.12	110.98
Fund
NAV Return	5.81	14.83	51.41	10.79	66.94	11.09	125.79
Market Price Return	5.75	14.85	51.50	10.82	67.16	11.11	126.19

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

KBWP	Manager’s Analysis
Invesco KBW Property & Casualty Insurance ETF (KBWP)

As an index fund, the Invesco KBW Property & Casualty Insurance ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Property & Casualty Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of property and casualty insurance companies that comprise the Index.

Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index using a modified market capitalization-weighted methodology that seeks to reflect the performance of property and casualty insurance companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 9.09%. On a net asset value (“NAV”) basis, the Fund returned 8.99%. During the same time period, the Index returned 9.30%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned 7.78%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 10 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the United States property and casualty market.

Relative to the Benchmark Index, the Fund included holdings within the multi-line insurance and reinsurance sub-industries during the fiscal period ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the property & casualty insurance sub-industry.

For the fiscal period ended August 31, 2018, the property & casualty insurance sub-industry contributed most significantly to the Fund’s return, followed by the multi-line insurance sub-industry. The reinsurance sub-industry was the single detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Progressive Corp. (The), a property & casualty insurance company (portfolio average weight of 8.29%), and XL Group Ltd., a property & casualty insurance company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included Arch Capital Group Ltd., a property & casualty insurance company (portfolio average weight of 5.49%), and Chubb Ltd., a property & casualty insurance company (portfolio average weight of 7.77%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Property & Casualty Insurance	71.5
Multi-line Insurance	19.2
Reinsurance	9.3
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Progressive Corp. (The)	8.2
Allstate Corp. (The)	8.1
Chubb Ltd.	7.8
Travelers Cos., Inc. (The)	7.7
American International Group, Inc.	7.6
Kemper Corp.	4.6
Arch Capital Group Ltd.	4.4
Cincinnati Financial Corp.	4.2
Assurant, Inc.	4.1
RenaissanceRe Holdings Ltd.	4.1
Total	60.8

10

Invesco KBW Property & Casualty Insurance ETF (KBWP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Property & Casualty Index	13.69%	14.87%	51.58%	15.70%	107.33%	15.66%	208.47%
S&P 500® Property & Casualty Index	13.46	17.88	63.79	16.47	114.33	15.73	210.00
Fund
NAV Return	13.30	14.46	49.97	15.28	103.63	15.24	199.92
Market Price Return	13.52	14.45	49.92	15.33	104.04	15.26	200.34

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

KBWR	Manager’s Analysis
Invesco KBW Regional Banking ETF (KBWR)

As an index fund, the Invesco KBW Regional Banking ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Regional Banking Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of publicly traded mid-capitalization companies that do business as regional banks and thrifts listed on U.S. stock markets and that comprise the Index.

Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (“KBW Nasdaq” or the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index comprised of securities of 50 mid-cap banking companies that are publicly listed in the United States. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 8.65%. On a net asset value (“NAV”) basis, the Fund returned 8.79%. During the same time period, the Index returned 9.14%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to slippage around rebalances and fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P Composite 1500® Commercial Banks Index (the “Benchmark Index”) returned 10.32%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 90 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States commercial banking market.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund did not have an allocation to the diversified banks sub-industry.

For the fiscal period ended August 31, 2018, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the thrifts & mortgage finance sub-industry. The diversified banks sub-industry detracted most significantly.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included TCF Financial Corp., a regional banks company (portfolio average weight of 2.09%), and Popular, Inc., a regional banks company (portfolio average weight of 2.06%). Signature Bank/New York

NY, a regional banks company (portfolio average weight of 3.60%), was the largest detracting position.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Regional Banks	97.2
Thrifts & Mortgage Finance	2.8
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
East West Bancorp, Inc.	3.7
Commerce Bancshares, Inc.	3.6
Cullen/Frost Bankers, Inc.	3.3
Signature Bank/New York NY	3.0
PacWest Bancorp	3.0
Glacier Bancorp, Inc.	2.3
First Financial Bankshares, Inc.	2.3
Popular, Inc.	2.2
IBERIABANK Corp.	2.2
United Bankshares, Inc.	2.2
Total	27.8

12

Invesco KBW Regional Banking ETF (KBWR) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Regional Banking Index	20.16%	15.74%	55.02%	14.07%	93.09%	17.69%	204.17%
S&P Composite 1500® Commercial Banks Index	22.16	17.29	61.36	15.40	104.67	19.60	239.65
Fund
NAV Return	19.67	15.31	53.31	13.64	89.52	17.27	196.90
Market Price Return	19.84	15.30	53.27	13.65	89.63	17.31	197.54

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

Schedule of Investments(a)

Invesco KBW Bank ETF (KBWB)

August 31, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Asset Management & Custody Banks—11.0%
718,983	Bank of New York Mellon Corp. (The)	$37,494,963
366,945	Northern Trust Corp.	39,431,910
409,575	State Street Corp.	35,596,163

		112,523,036

	Consumer Finance—4.1%
418,770	Capital One Financial Corp.	41,495,919

	Diversified Banks—41.3%
2,711,039	Bank of America Corp.	83,852,436
1,180,515	Citigroup, Inc.	84,099,889
735,712	JPMorgan Chase & Co.	84,297,881
1,574,886	US Bancorp	85,217,082
1,458,207	Wells Fargo & Co.	85,275,945

		422,743,233

	Regional Banks—42.8%
749,795	BB&T Corp.	38,734,410
790,554	Citizens Financial Group, Inc.	32,539,203
280,411	Comerica, Inc.	27,334,464
1,117,994	Fifth Third Bancorp	32,902,563
263,841	First Republic Bank	26,803,607
1,796,948	Huntington Bancshares, Inc.	29,128,527
1,731,495	KeyCorp	36,482,600
228,755	M&T Bank Corp.	40,523,948
567,363	People’s United Financial, Inc.	10,501,889
274,487	PNC Financial Services Group, Inc. (The)	39,399,864
1,831,773	Regions Financial Corp.	35,646,303
583,089	SunTrust Banks, Inc.	42,892,027
86,396	SVB Financial Group(b)	27,884,309
321,480	Zions Bancorporation	17,131,669

		437,905,383

	Thrifts & Mortgage Finance—0.8%
799,797	New York Community Bancorp, Inc.	8,613,814

	Total Investments in Securities (Cost $1,040,439,076)—100.0%	1,023,281,385
	Other assets less liabilities—(0.0)%	(21,746)

	Net Assets—100.0%	$1,023,259,639

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Schedule of Investments(a)

Invesco KBW High Dividend Yield Financial ETF (KBWD)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Asset Management & Custody Banks—29.6%
1,310,562	Arlington Asset Investment Corp., Class A(b)	$13,328,416
298,058	Artisan Partners Asset Management, Inc., Class A	9,880,623
2,162,562	BlackRock Capital Investment Corp.	13,559,264
237,563	Federated Investors, Inc., Class B	5,501,959
208,314	Invesco Ltd.(c)	5,020,367
195,535	Janus Henderson Group PLC (United Kingdom)	5,523,864
1,622,611	Medley Capital Corp.(b)	6,539,122
535,050	Newtek Business Services Corp.(b)	12,391,758
2,041,441	Prospect Capital Corp.(b)	15,310,807
476,000	Stellus Capital Investment Corp.(b)	6,387,920
976,469	THL Credit, Inc.	8,348,810

		101,792,910

	Consumer Finance—1.7%
434,798	Navient Corp.	5,930,645

	Investment Banking & Brokerage—4.6%
710,328	BGC Partners, Inc., Class A	8,822,274
86,182	Lazard Ltd., Class A	4,148,801
129,017	Virtu Financial, Inc., Class A(b)	2,812,571

		15,783,646

	Mortgage REITs—43.7%
690,635	AG Mortgage Investment Trust, Inc. REIT	12,983,938
790,157	AGNC Investment Corp. REIT	15,028,786
1,429,260	Annaly Capital Management, Inc. REIT	15,178,741
689,853	Apollo Commercial Real Estate Finance, Inc. REIT	13,403,844
764,576	Chimera Investment Corp. REIT	14,244,051
2,221,669	Dynex Capital, Inc. REIT	14,240,898
810,574	New Residential Investment Corp. REIT	15,052,359
2,576,238	Orchid Island Capital, Inc. REIT(b)	20,455,330
695,091	PennyMac Mortgage Investment Trust REIT	13,887,918
1,438,031	Western Asset Mortgage Capital Corp. REIT	16,005,285

		150,481,150

	Property & Casualty Insurance—5.1%
113,064	HCI Group, Inc.	4,579,092
145,951	Mercury General Corp.	7,866,759
229,603	Old Republic International Corp.	5,092,594

		17,538,445

	Regional Banks—5.8%
110,453	PacWest Bancorp	5,576,772
267,602	People’s United Financial, Inc.	4,953,313
132,628	United Bankshares, Inc.	5,225,543
352,902	Valley National Bancorp	4,252,469

		20,008,097

	Reinsurance—1.1%
1,015,382	Maiden Holdings Ltd.	3,858,452

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Thrifts & Mortgage Finance—6.0%
655,900	New York Community Bancorp, Inc.	$7,064,043
296,435	Northwest Bancshares, Inc.	5,401,046
512,510	Oritani Financial Corp.	8,302,662

		20,767,751

	Trading Companies & Distributors—2.4%
222,410	Triton International Ltd. (Bermuda)	8,402,650

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $340,824,943)-100.0%	344,563,746

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—15.9%
54,741,081	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $54,741,081)	54,741,081

	Total Investments in Securities (Cost $395,566,024)—115.9%	399,304,827
	Other assets less liabilities—(15.9)%	(54,748,388)

	Net Assets—100.0%	$344,556,439

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2018.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Schedule of Investments(a)

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

August 31, 2018

Number of Shares		Value
	Real Estate Investment Trusts—100.0%
	Diversified—11.9%
766,120	Gladstone Commercial Corp.	$15,253,449
986,754	Global NET Lease, Inc.	21,402,694
1,720,911	Lexington Realty Trust	16,073,309

		52,729,452

	Health Care—19.4%
1,380,641	MedEquities Realty Trust, Inc.	14,786,665
980,309	Medical Properties Trust, Inc.	14,753,650
3,355,453	New Senior Investment Group, Inc.	21,273,572
756,132	Sabra Health Care REIT, Inc.	17,829,593
902,952	Senior Housing Properties Trust	17,255,413

		85,898,893

	Hotel & Resort—18.5%
598,169	Apple Hospitality REIT, Inc.	10,557,683
1,595,252	Ashford Hospitality Trust, Inc.	10,353,185
954,813	Braemar Hotels & Resorts, Inc.	11,028,090
551,299	Chatham Lodging Trust	11,825,364
278,048	Chesapeake Lodging Trust	9,150,560
446,892	Hersha Hospitality Trust	10,546,651
456,628	Hospitality Properties Trust	13,237,646
138,094	LaSalle Hotel Properties	4,848,480

		81,547,659

	Office—7.7%
1,084,792	Franklin Street Properties Corp.	9,296,668
1,470,687	Government Properties Income Trust	24,869,317

		34,165,985

	Residential—3.2%
1,381,378	Independence Realty Trust, Inc.	14,269,635

	Retail—26.9%
1,189,190	DDR Corp.	16,636,768
931,277	Kite Realty Group Trust	16,278,722
1,250,908	Pennsylvania Real Estate Investment Trust(b)	12,759,262
1,050,017	Ramco-Gershenson Properties Trust	14,658,237
547,243	Tanger Factory Outlet Centers, Inc.(b)	13,166,666
3,415,504	Washington Prime Group, Inc.(b)	26,436,001
1,373,609	Whitestone	18,736,027

		118,671,683

	Specialized—12.4%
670,453	CoreCivic, Inc.	17,358,028
206,925	EPR Properties	14,521,996
1,271,247	Farmland Partners, Inc.	8,975,004
551,791	GEO Group, Inc. (The)	13,998,938

		54,853,966

	Total Real Estate Investment Trusts (Cost $430,169,924)	442,137,273

Number of Shares		Value
	Money Market Fund—0.0%
85,758	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(c) (Cost $85,758)	$85,758

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $430,255,682)—100.0%	442,223,031

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.5%
1,981,903	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(c)(d) (Cost $1,981,903)	1,981,903

	Total Investments in Securities (Cost $432,237,585)—100.5%	444,204,934
	Other assets less liabilities—(0.5)%	(2,078,484)

	Net Assets—100.0%	$442,126,450

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2018.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Schedule of Investments(a)

Invesco KBW Property & Casualty Insurance ETF (KBWP)

August 31, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Multi-line Insurance—19.2%
22,983	American Financial Group, Inc.	$2,559,387
95,677	American International Group, Inc.	5,087,146
27,053	Assurant, Inc.	2,781,589
48,259	Hartford Financial Services Group, Inc. (The)	2,430,806

		12,858,928

	Property & Casualty Insurance—71.5%
54,031	Allstate Corp. (The)	5,433,898
96,573	Arch Capital Group Ltd.(b)	2,952,237
19,772	Argo Group International Holdings Ltd.	1,259,476
34,803	Aspen Insurance Holdings Ltd. (Bermuda)	1,432,144
44,422	Axis Capital Holdings Ltd.	2,555,153
38,647	Chubb Ltd.	5,226,620
36,405	Cincinnati Financial Corp.	2,791,171
20,830	Hanover Insurance Group, Inc. (The)	2,551,467
37,774	Kemper Corp.	3,072,915
32,283	Mercury General Corp.	1,740,054
31,268	ProAssurance Corp.	1,511,808
81,346	Progressive Corp. (The)	5,493,295
25,819	RLI Corp.	1,987,288
34,275	Selective Insurance Group, Inc.	2,200,455
39,300	Travelers Cos., Inc. (The)	5,171,880
33,025	W.R. Berkley Corp.	2,584,537

		47,964,398

	Reinsurance—9.3%
11,210	Everest Re Group Ltd.	2,500,055
48,494	Maiden Holdings Ltd.	184,277
20,570	RenaissanceRe Holdings Ltd. (Bermuda)	2,734,987
59,653	Third Point Reinsurance Ltd. (Bermuda)(b)	799,350

		6,218,669

	Total Investments in Securities (Cost $60,651,995)—100.0%	67,041,995
	Other assets less liabilities—(0.0)%	(2,167)

	Net Assets—100.0%	$67,039,828

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Schedule of Investments(a)

Invesco KBW Regional Banking ETF (KBWR)

August 31, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Regional Banks—97.2%
141,852	Associated Banc-Corp.	$3,865,467
116,869	BancorpSouth Bank	4,067,041
46,098	Bank of Hawaii Corp.	3,832,127
82,354	Bank OZK	3,332,043
92,841	BankUnited, Inc.	3,601,302
101,370	Boston Private Financial Holdings, Inc.	1,464,796
96,672	Brookline Bancorp, Inc.	1,754,597
92,797	Cathay General Bancorp	3,925,313
69,763	Chemical Financial Corp.	3,984,862
88,153	Columbia Banking System, Inc.	3,724,464
98,020	Commerce Bancshares, Inc.	6,965,301
61,355	Community Bank System, Inc.	4,057,406
58,664	Cullen/Frost Bankers, Inc.	6,505,251
132,717	CVB Financial Corp.	3,191,844
112,697	East West Bancorp, Inc.	7,143,863
295,479	F.N.B. Corp.	3,974,192
120,800	First Commonwealth Financial Corp.	2,023,400
117,729	First Financial Bancorp	3,696,691
74,432	First Financial Bankshares, Inc.	4,495,693
133,713	First Hawaiian, Inc.	3,876,340
211,171	First Horizon National Corp.	3,889,770
124,077	First Midwest Bancorp, Inc.	3,372,413
211,545	Fulton Financial Corp.	3,850,119
100,413	Glacier Bancorp, Inc.	4,586,866
77,912	Hancock Whitney Corp.	4,016,364
170,074	Home BancShares, Inc.	3,981,432
163,114	Hope Bancorp, Inc.	2,856,126
49,000	IBERIABANK Corp.	4,245,850
293,486	Investors Bancorp, Inc.	3,756,621
79,269	MB Financial, Inc.	3,841,376
183,161	Old National Bancorp	3,718,168
115,065	PacWest Bancorp	5,809,632
58,391	Pinnacle Financial Partners, Inc.	3,769,139
86,541	Popular, Inc.	4,356,474
54,054	Prosperity Bancshares, Inc.	4,045,401
50,896	Signature Bank/New York NY	5,890,703
159,475	Sterling Bancorp	3,644,004
72,355	Synovus Financial Corp.	3,622,091
148,807	TCF Financial Corp.	3,772,257
40,634	Texas Capital Bancshares, Inc.(b)	3,612,363
81,585	Trustmark Corp.	2,894,636
50,812	UMB Financial Corp.	3,823,095
166,317	Umpqua Holdings Corp.	3,559,184
107,410	United Bankshares, Inc.	4,231,954
308,033	Valley National Bancorp	3,711,798
61,078	Webster Financial Corp.	3,993,280
64,970	Western Alliance Bancorp(b)	3,745,520
42,505	Wintrust Financial Corp.	3,763,818

		189,842,447

Number of Shares		Value
	Common Stocks (continued)
	Thrifts & Mortgage Finance—2.8%
80,658	Provident Financial Services, Inc.	$2,035,001
101,677	Washington Federal, Inc.	3,467,186

		5,502,187

	Total Investments in Securities (Cost $188,420,119)—100.0%	195,344,634
	Other assets less liabilities—(0.0)%	(7,028)

	Net Assets—100.0%	$195,337,606

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

(This Page Intentionally Left Blank)

19

Statements of Assets and Liabilities

August 31, 2018

	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)
Assets:
Unaffiliated investments in securities, at value(a)	$1,023,281,385	$339,543,379
Affiliated investments in securities, at value	—	59,761,448
Receivables:
Dividends	1,742,874	948,162
Shares sold	6,025	—
Securities lending	—	78,721

Total Assets	1,025,030,284	400,331,710

Liabilities:
Due to custodian	1,465,740	933,083
Payables:
Investments purchased	—	—
Collateral upon return of securities loaned	—	54,741,081
Accrued unitary management fees	304,905	101,107

Total Liabilities	1,770,645	55,775,271

Net Assets	$1,023,259,639	$344,556,439

Net Assets Consist of:
Shares of beneficial interest	$1,038,651,738	$407,763,029
Undistributed net investment income	4,417,021	—
Undistributed net realized gain (loss)	(2,651,429)	(66,945,393)
Net unrealized appreciation (depreciation)	(17,157,691)	3,738,803

Net Assets	$1,023,259,639	$344,556,439

Shares outstanding (unlimited amount authorized, $0.01 par value)	17,950,000	14,550,000
Net asset value	$57.01	$23.68

Market price	$57.01	$23.69

Unaffiliated investments in securities, at cost	$1,040,439,076	$334,682,044

Affiliated investments in securities, at cost	$—	$60,883,980

(a) Includes securities on loan with an aggregate value of:	$—	$52,963,253

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)

$442,137,273	$67,041,995	$195,344,634
2,067,661	—	—

1,438,408	80,020	286,860
—	—	—
384	—	—

445,643,726	67,122,015	195,631,494

—	62,512	236,048

1,407,455	—	—
1,981,903	—	—
127,918	19,675	57,840

3,517,276	82,187	293,888

$442,126,450	$67,039,828	$195,337,606

$458,990,002	$63,652,258	$190,112,676
—	210,388	775,338
(28,830,901)	(3,212,818)	(2,474,923)
11,967,349	6,390,000	6,924,515

$442,126,450	$67,039,828	$195,337,606

12,350,000	1,050,000	3,300,000
$35.80	$63.85	$59.19

$35.80	$63.92	$59.19

$430,169,924	$60,651,995	$188,420,119

$2,067,661	$—	$—

$1,808,783	$—	$—

21

Statements of Operations

For the period November 1, 2017 through August 31, 2018 and year ended October 31, 2017

	Invesco KBW Bank ETF (KBWB)		Invesco KBW High Dividend Yield Financial ETF (KBWD)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income	$19,541,453	$15,918,433	$17,062,236	$22,398,043
Affiliated dividend income	5,445	1,905	159,243	89,736
Non-cash dividend income	—	—	—	—
Securities lending income	—	—	731,197	469,958
Foreign withholding tax	—	—	—	—

Total Income	19,546,898	15,920,338	17,952,676	22,957,737

Expenses:
Unitary management fees	3,204,795	2,850,981	936,114	989,001

Less: Waivers	(763)	(586)	(604)	(564)

Net Expenses	3,204,032	2,850,395	935,510	988,437

Net Investment Income	16,342,866	13,069,943	17,017,166	21,969,300

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(2,646,099)	(1,809,708)	4,497	(8,112,383)
In-kind redemptions	104,410,927	156,185,417	16,922,470	19,981,184

Net realized gain (loss)	101,764,828	154,375,709	16,926,967	11,868,801

Net change in unrealized appreciation (depreciation) on investment securities	(34,013,957)	27,468,968	(6,479,260)	9,290,576

Net realized and unrealized gain	67,750,871	181,844,677	10,447,707	21,159,377

Net increase in net assets resulting from operations	$84,093,737	$194,914,620	$27,464,873	$43,128,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco KBW Premium Yield Equity REIT ETF (KBWY)		Invesco KBW Property & Casualty Insurance ETF (KBWP)		Invesco KBW Regional Banking ETF (KBWR)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$14,210,379	$12,734,506	$1,756,629	$2,206,908	$3,081,037	$3,875,444
152,076	3,576	498	221	1,172	548
3,364,193	—	—	—	—	—
43,969	39	—	—	—	—
—	—	—	—	(6,019)	(8,160)

17,770,617	12,738,121	1,757,127	2,207,129	3,076,190	3,867,832

1,128,151	1,016,568	222,460	333,314	488,585	643,464

(768)	(954)	(71)	(76)	(159)	(174)

1,127,383	1,015,614	222,389	333,238	488,426	643,290

16,643,234	11,722,507	1,534,738	1,873,891	2,587,764	3,224,542

(14,943,287)	(6,413,833)	(3,388,940)	(276,854)	(1,167,652)	(1,721,469)
8,483,829	18,214,590	9,908,272	5,496,375	1,856,067	42,728,837

(6,459,458)	11,800,757	6,519,332	5,219,521	688,415	41,007,368

7,059,557	8,428,010	(2,244,500)	7,305,099	9,232,886	(12,499,936)

600,099	20,228,767	4,274,832	12,524,620	9,921,301	28,507,432

$17,243,333	$31,951,274	$5,809,570	$14,398,511	$12,509,065	$31,731,974

23

Statements of Changes in Net Assets

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco KBW Bank ETF (KBWB)			Invesco KBW High Dividend Yield Financial ETF (KBWD)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$16,342,866	$13,069,943	$7,791,054	$17,017,166	$21,969,300	$15,845,554
Net realized gain (loss)	101,764,828	154,375,709	(12,624,177)	16,926,967	11,868,801	(35,525,957)
Net change in unrealized appreciation (depreciation)	(34,013,957)	27,468,968	10,087,559	(6,479,260)	9,290,576	19,019,996

Net increase (decrease) in net assets resulting from operations	84,093,737	194,914,620	5,254,436	27,464,873	43,128,677	(660,407)

Distributions to Shareholders from:
Net investment income	(13,953,911)	(11,970,916)	(8,225,074)	(22,966,897)	(22,432,879)	(18,056,090)
Net realized gains	—	—	—	—	—	—
Return of capital	—	—	—	—	(2,226,939)	(1,310,772)

Total distributions to shareholders	(13,953,911)	(11,970,916)	(8,225,074)	(22,966,897)	(24,659,818)	(19,366,862)

Shareholder Transactions:
Proceeds from shares sold	1,638,315,299	2,366,524,964	792,589,249	108,478,207	178,272,224	98,967,320
Value of shares repurchased	(1,617,247,032)	(2,047,550,740)	(919,116,603)	(88,207,774)	(98,332,179)	(135,253,331)

Net increase (decrease) in net assets resulting from shares transactions	21,068,267	318,974,224	(126,527,354)	20,270,433	79,940,045	(36,286,011)

Increase (Decrease) in Net Assets	91,208,093	501,917,928	(129,497,992)	24,768,409	98,408,904	(56,313,280)

Net Assets:
Beginning of period	932,051,546	430,133,618	559,631,610	319,788,030	221,379,126	277,692,406

End of period	$1,023,259,639	$932,051,546	$430,133,618	$344,556,439	$319,788,030	$221,379,126

Undistributed net investment income at end of period	$4,417,021	$2,028,066	$929,039	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	29,550,000	49,150,000	22,400,000	4,650,000	7,600,000	4,550,000
Shares repurchased	(29,400,000)	(42,550,000)	(26,150,000)	(3,750,000)	(4,250,000)	(6,650,000)
Shares outstanding, beginning of period	17,800,000	11,200,000	14,950,000	13,650,000	10,300,000	12,400,000

Shares outstanding, end of period	17,950,000	17,800,000	11,200,000	14,550,000	13,650,000	10,300,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco KBW Premium Yield Equity REIT ETF (KBWY)			Invesco KBW Property & Casualty Insurance ETF (KBWP)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$16,643,234	$11,722,507	$6,420,290	$1,534,738	$1,873,891	$1,721,055
(6,459,458)	11,800,757	1,367,377	6,519,332	5,219,521	3,869,718
7,059,557	8,428,010	2,720,795	(2,244,500)	7,305,099	(1,722,440)

17,243,333	31,951,274	10,508,462	5,809,570	14,398,511	3,868,333

(24,220,997)	(20,246,066)	(10,877,502)	(1,596,854)	(1,799,966)	(1,590,127)
—	—	—	—	—	(84,880)
—	—	—	—	—	—

(24,220,997)	(20,246,066)	(10,877,502)	(1,596,854)	(1,799,966)	(1,675,007)

141,589,335	250,699,457	201,750,993	18,244,467	58,787,740	53,368,691
(73,506,565)	(69,808,620)	(123,235,903)	(53,879,098)	(35,934,148)	(79,380,432)

68,082,770	180,890,837	78,515,090	(35,634,631)	22,853,592	(26,011,741)

61,105,106	192,596,045	78,146,050	(31,421,915)	35,452,137	(23,818,415)

381,021,344	188,425,299	110,279,249	98,461,743	63,009,606	86,828,021

$442,126,450	$381,021,344	$188,425,299	$67,039,828	$98,461,743	$63,009,606

$—	$—	$—	$210,388	$272,504	$198,579

4,050,000	6,750,000	5,800,000	300,000	1,050,000	1,100,000
(2,100,000)	(1,900,000)	(3,750,000)	(900,000)	(650,000)	(1,650,000)
10,400,000	5,550,000	3,500,000	1,650,000	1,250,000	1,800,000

12,350,000	10,400,000	5,550,000	1,050,000	1,650,000	1,250,000

25

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco KBW Regional Banking ETF (KBWR)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$2,587,764	$3,224,542	$2,001,469
Net realized gain (loss)	688,415	41,007,368	(592,347)
Net change in unrealized appreciation (depreciation)	9,232,886	(12,499,936)	9,554,208

Net increase in net assets resulting from operations	12,509,065	31,731,974	10,963,330

Distributions to Shareholders from:
Net investment income	(2,158,780)	(3,136,776)	(1,882,396)

Shareholder Transactions:
Proceeds from shares sold	64,182,760	301,117,371	88,644,290
Value of shares repurchased	(28,049,508)	(317,540,491)	(14,038,950)

Net increase (decrease) in net assets resulting from shares transactions	36,133,252	(16,423,120)	74,605,340

Increase in Net Assets	46,483,537	12,172,078	83,686,274

Net Assets:
Beginning of period	148,854,069	136,681,991	52,995,717

End of period	$195,337,606	$148,854,069	$136,681,991

Undistributed net investment income at end of period	$775,338	$346,354	$258,588

Changes in Shares Outstanding:
Shares sold	1,100,000	5,500,000	2,200,000
Shares repurchased	(500,000)	(5,900,000)	(350,000)
Shares outstanding, beginning of period	2,700,000	3,100,000	1,250,000

Shares outstanding, end of period	3,300,000	2,700,000	3,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Financial Highlights

Invesco KBW Bank ETF (KBWB)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$52.36		$38.40	$37.43	$37.12	$33.00	$25.44
Net investment income(a)	0.83		0.77	0.68	0.66	0.55	0.45
Net realized and unrealized gain on investments	4.51		13.92	0.98	0.22	4.11	7.52
Total from investment operations	5.34		14.69	1.66	0.88	4.66	7.97
Distributions to shareholders from:
Net investment income	(0.69)		(0.73)	(0.69)	(0.55)	(0.54)	(0.41)
Net realized gains	—		—	—	(0.02)	—	—
Total distributions	(0.69)		(0.73)	(0.69)	(0.57)	(0.54)	(0.41)
Net asset value at end of period	$57.01		$52.36	$38.40	$37.43	$37.12	$33.00
Market price at end of period(b)	$57.01		$52.39	$38.44	$37.49	$37.13	$33.03
Net Asset Value Total Return(c)	10.24%		38.42%	4.61%	2.35%	14.16%	31.51%
Market Price Total Return(c)	10.18%		38.36%	4.55%	2.49%	14.09%	31.52%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,023,260		$932,052	$430,134	$559,632	$289,536	$150,169
Ratio to average net assets of:
Expenses	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.78	%(d)	1.60%	1.92%	1.74%	1.55%	1.51%
Portfolio turnover rate(e)	7%		9%	12%	17%	5%	8%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco KBW High Dividend Yield Financial ETF (KBWD)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of period	$23.43		$21.49	$22.39	$25.81	$25.20		$23.91
Net investment income(a)	1.23		1.84	1.57	1.75	2.04	(b)	1.90
Net realized and unrealized gain (loss) on investments	0.69		2.16	(0.53)	(3.22)	0.62		1.37
Total from investment operations	1.92		4.00	1.04	(1.47)	2.66		3.27
Distributions to shareholders from:
Net investment income	(1.67)		(1.88)	(1.81)	(1.87)	(2.05)		(1.98)
Return of capital	—		(0.18)	(0.13)	(0.08)	—		—
Total distributions	(1.67)		(2.06)	(1.94)	(1.95)	(2.05)		(1.98)
Net asset value at end of period	$23.68		$23.43	$21.49	$22.39	$25.81		$25.20
Market price at end of period(c)	$23.69		$23.46	$21.51	$22.39	$25.82		$25.24
Net Asset Value Total Return(d)	8.57%		18.95%	5.46%	(6.08)%	11.05%		14.21%
Market Price Total Return(d)	8.47%		18.99%	5.56%	(6.12)%	10.91%		14.62%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$344,556		$319,788	$221,379	$277,692	$272,257		$234,348
Ratio to average net assets of:
Expenses(e)	0.35	%(f)	0.35%	0.35%	0.35%	0.35%		0.37%
Net investment income	6.36	%(f)	7.77%	7.45%	7.15%	8.00	%(b)	7.64%
Portfolio turnover rate(g)	46%		52%	113%	49%	30%		37%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net excluding the significant dividend are $1.90 and 7.47%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Financial Highlights (continued)

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$36.64		$33.95	$31.51	$33.83	$31.32	$27.13
Net investment income(a)	1.45		1.49	1.40	1.19	1.07	0.89
Net realized and unrealized gain (loss) on investments	(0.18)		3.78	3.36	(1.80)	3.01	4.76
Total from investment operations	1.27		5.27	4.76	(0.61)	4.08	5.65
Distributions to shareholders from:
Net investment income	(2.11)		(2.58)	(2.32)	(1.71)	(1.57)	(1.46)
Net asset value at end of period	$35.80		$36.64	$33.95	$31.51	$33.83	$31.32
Market price at end of period(b)	$35.80		$36.67	$33.95	$31.52	$33.82	$31.38
Net Asset Value Total Return(c)	4.05%		15.71%	15.68%	(1.94)%	13.51%	21.11%
Market Price Total Return(c)	3.95%		15.79%	15.64%	(1.88)%	13.27%	21.42%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$442,126		$381,021	$188,425	$110,279	$98,103	$68,908
Ratio to average net assets of:
Expenses	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.36%
Net investment income	5.16	%(d)	4.04%	4.18%	3.58%	3.39%	2.85%
Portfolio turnover rate(e)	53%		61%	87%	25%	27%	21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco KBW Property & Casualty Insurance ETF (KBWP)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$59.67		$50.41	$48.24	$41.27	$38.07	$30.25
Net investment income(a)	1.22		1.12	1.08	0.75	0.88	0.59
Net realized and unrealized gain on investments	4.06		9.23	2.06	7.10	3.29	8.09
Total from investment operations	5.28		10.35	3.14	7.85	4.17	8.68
Distributions to shareholders from:
Net investment income	(1.10)		(1.09)	(0.93)	(0.78)	(0.92)	(0.86)
Net realized gains	—		—	(0.04)	(0.10)	(0.05)	—
Total distributions	(1.10)		(1.09)	(0.97)	(0.88)	(0.97)	(0.86)
Net asset value at end of period	$63.85		$59.67	$50.41	$48.24	$41.27	$38.07
Market price at end of period(b)	$63.92		$59.68	$50.44	$48.36	$41.27	$38.09
Net Asset Value Total Return(c)	8.99%		20.68%	6.63%	19.31%	11.17%	29.33%
Market Price Total Return(c)	9.09%		20.63%	6.43%	19.60%	11.12%	29.44%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$67,040		$98,462	$63,010	$86,828	$10,319	$20,937
Ratio to average net assets of:
Expenses	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.36%
Net investment income	2.41	%(d)	1.97%	2.23%	1.69%	2.30%	1.69%
Portfolio turnover rate(e)	22%		16%	20%	35%	4%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Financial Highlights (continued)

Invesco KBW Regional Banking ETF (KBWR)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$55.13		$44.09	$42.40	$39.21	$36.92	$27.67
Net investment income(a)	0.89		0.94	0.87	0.80	0.68	0.66
Net realized and unrealized gain on investments	3.94		10.96	1.63	3.17	2.28	9.12
Total from investment operations	4.83		11.90	2.50	3.97	2.96	9.78
Distributions to shareholders from:
Net investment income	(0.77)		(0.86)	(0.81)	(0.78)	(0.67)	(0.53)
Net asset value at end of period	$59.19		$55.13	$44.09	$42.40	$39.21	$36.92
Market price at end of period(b)	$59.19		$55.20	$44.15	$42.42	$39.21	$36.96
Net Asset Value Total Return(c)	8.79%		27.06%	6.05%	10.24%	8.03%	35.80%
Market Price Total Return(c)	8.65%		27.05%	6.14%	10.29%	7.91%	35.94%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$195,338		$148,854	$136,682	$52,996	$35,292	$33,225
Ratio to average net assets of:
Expenses	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.85	%(d)	1.75%	2.11%	1.97%	1.80%	2.05%
Portfolio turnover rate(e)	14%		21%	23%	25%	13%	7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco KBW Bank ETF (KBWB)	“KBW Bank ETF”
Invesco KBW High Dividend Yield Financial ETF (KBWD)	“KBW High Dividend Yield Financial ETF”
Invesco KBW Premium Yield Equity REIT ETF (KBWY)	“KBW Premium Yield Equity REIT ETF”
Invesco KBW Property & Casualty Insurance ETF (KBWP)	“KBW Property & Casualty Insurance ETF”
Invesco KBW Regional Banking ETF (KBWR)	“KBW Regional Banking ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Effective August 31, 2018, each Fund’s fiscal year-end changed from October 31 to August 31.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
KBW Bank ETF	KBW Nasdaq Bank Index
KBW High Dividend Yield Financial ETF	KBW Nasdaq Financial Sector Dividend Yield Index
KBW Premium Yield Equity REIT ETF	KBW Nasdaq Premium Yield Equity REIT Index
KBW Property & Casualty Insurance ETF	KBW Nasdaq Property & Casualty Index
KBW Regional Banking ETF	KBW Nasdaq Regional Banking Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

30

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are

31

unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, each Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Diversified Fund Risk. KBW Bank ETF and KBW Property & Casualty Insurance ETF are non-diversified and each can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

High Dividend Paying Securities Risk. KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Small- and Mid-Capitalization Company Risk. For KBW High Dividend Yield Financial ETF, KBW Premium Yield Equity REIT ETF and KBW Property & Casualty Insurance ETF, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

REIT Risk. For KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF, although the Funds will not invest in real estate directly, the REITs in which the Funds invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

32

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

33

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Securities Lending

During the period November 1, 2017 to August 31, 2018, KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.35% of each Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

34

For the period November 1, 2017 to August 31, 2018 and the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

	November 1, 2017 to August 31, 2018	Year Ended October 31, 2017
KBW Bank ETF	$763	$586
KBW High Dividend Yield Financial ETF	604	564
KBW Premium Yield Equity REIT ETF	768	954
KBW Property & Casualty Insurance ETF	71	76
KBW Regional Banking ETF	159	174

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Keefe, Bruyette & Woods, Inc. (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The table below shows KBW High Dividend Yield Financial ETF’s transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the period November 1, 2017 to August 31, 2018.

KBW High Dividend Yield Financial ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2018	Dividend Income
Invesco Ltd.	$4,002,539	$3,998,038	$(1,469,516)	$(1,599,635)	$88,941	$5,020,367	$154,665

The 1940 Act defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund listed below has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows KBW Premium Yield Equity REIT ETF’s transactions in, and earnings from, investment in affiliates (excluding affiliated money market funds) for the period November 1, 2017 to August 31, 2018.

KBW Premium Yield Equity REIT ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2018	Dividend Income
Global Medical REIT, Inc.*	$16,128,119	$—	$(15,597,377)	$743,993	$(1,274,735)	$—	$146,047

*	At August 31, 2018, this security was no longer held.

Note 5. Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the period November 1, 2017 to August 31, 2018, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gain
KBW High Dividend Yield Financial ETF	$16,152	$—	$—
KBW Premium Yield Equity REIT ETF	51,800	—	—

35

Note 6. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period November 1, 2017 to August 31, 2018, there were no transfers between valuation levels.

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period November 1, 2017 to August 31, 2018, Year Ended October 31, 2017 and Year Ended October 31, 2016:

	August 31, 2018			October 31, 2017			October 31, 2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
KBW Bank ETF	$13,953,911	$—	$—	$11,970,916	$—	$—	$8,225,074	$—	$—
KBW High Dividend Yield Financial ETF	22,966,897	—	—	22,432,879	—	2,226,939	18,056,090	—	1,310,772
KBW Premium Yield Equity REIT ETF	24,220,997	—	—	20,246,066	—	—	10,877,502	—	—
KBW Property & Casualty Insurance ETF	1,596,854	—	—	1,799,966	—	—	1,641,784	33,223	—
KBW Regional Banking ETF	2,158,780	—	—	3,136,776	—	—	1,882,396	—	—

Tax Components of Net Assets at Fiscal Period-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
KBW Bank ETF	$4,417,021	$(18,835,677)	$(973,443)	$1,038,651,738	$1,023,259,639
KBW High Dividend Yield Financial ETF	—	(4,162,535)	(59,044,055)	407,763,029	344,556,439
KBW Premium Yield Equity REIT ETF	—	2,559,724	(19,423,276)	458,990,002	442,126,450
KBW Property & Casualty Insurance ETF	210,388	5,863,022	(2,685,840)	63,652,258	67,039,828
KBW Regional Banking ETF	775,338	6,053,588	(1,603,996)	190,112,676	195,337,606

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

36

The following table presents available capital loss carryforwards for each Fund as of August 31, 2018:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
KBW Bank ETF	$—	$973,443	$973,443
KBW High Dividend Yield Financial ETF	17,347,894	41,696,161	59,044,055
KBW Premium Yield Equity REIT ETF	12,666,128	6,757,148	19,423,276
KBW Property & Casualty Insurance ETF	758,863	1,926,977	2,685,840
KBW Regional Banking ETF	1,108,730	495,266	1,603,996

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the period November 1, 2017 to August 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
KBW Bank ETF	$85,116,281	$73,999,536
KBW High Dividend Yield Financial ETF	159,567,341	147,551,233
KBW Premium Yield Equity REIT ETF	212,145,914	205,235,260
KBW Property & Casualty Insurance ETF	16,670,489	19,224,034
KBW Regional Banking ETF	24,388,060	23,860,446

For the period November 1, 2017 to August 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
KBW Bank ETF	$1,617,536,137	$1,604,747,549
KBW High Dividend Yield Financial ETF	87,538,519	77,263,945
KBW Premium Yield Equity REIT ETF	138,058,100	72,483,662
KBW Property & Casualty Insurance ETF	18,223,201	51,359,489
KBW Regional Banking ETF	64,133,046	28,099,312

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
KBW Bank ETF	$13,321,837	$(32,157,514)	$(18,835,677)	$1,042,117,062
KBW High Dividend Yield Financial ETF	21,953,063	(26,115,598)	(4,162,535)	403,467,362
KBW Premium Yield Equity REIT ETF	20,847,253	(18,287,529)	2,559,724	441,645,210
KBW Property & Casualty Insurance ETF	7,824,135	(1,961,113)	5,863,022	61,178,973
KBW Regional Banking ETF	12,375,177	(6,321,589)	6,053,588	189,291,046

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and taxable overdistributions, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These

37

reclassifications had no effect on the net assets of each Fund. For the period November 1, 2017 to August 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
KBW Bank ETF	$—	$(102,494,174)	$102,494,174
KBW High Dividend Yield Financial ETF	5,949,731	(15,508,769)	9,559,038
KBW Premium Yield Equity REIT ETF	7,577,763	(6,245,149)	(1,332,614)
KBW Property & Casualty Insurance ETF	—	(9,163,966)	9,163,966
KBW Regional Banking ETF	—	(1,451,067)	1,451,067

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF (five of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017, the statements of changes in net assets for the period November 1, 2017 through August 31, 2018 and for each of the two years in the period ended October 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017, the changes in each of their net assets for the period November 1, 2017 through August 31, 2018 and for each of the two years in the period ended October 31, 2017 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

39

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2018.

In addition to the fees and expenses which the Invesco KBW High Dividend Yield Financial ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco KBW Bank ETF (KBWB)
Actual	$1,000.00	$993.10	0.35%	$1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco KBW High Dividend Yield Financial ETF (KBWD)
Actual	1,000.00	1,133.50	0.35	1.88
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco KBW Premium Yield Equity REIT ETF (KBWY)
Actual	1,000.00	1,222.60	0.35	1.96
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco KBW Property & Casualty Insurance ETF (KBWP)
Actual	1,000.00	1,087.40	0.35	1.84
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

40

Fees and Expenses (continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco KBW Regional Banking ETF (KBWR)
Actual	$1,000.00	$1,027.70	0.35%	$1.79
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

41

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended August 31, 2018:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Invesco KBW Bank ETF	100%	100%
Invesco KBW High Dividend Yield Financial ETF	69%	67%
Invesco KBW Premium Yield Equity REIT ETF	1%	1%
Invesco KBW Property & Casualty Insurance ETF	100%	88%
Invesco KBW Regional Banking ETF	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal period.

42

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	221	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	221	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

43

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	221	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	221	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum***—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	221	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.
***	Effective September 19, 2018, Mr. Nussbaum resigned from the Board of Trustees of the Trust.

45

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	221	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

47

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

48

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-KBW-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2018

PBUS	Invesco PureBetaSM MSCI USA ETF
PBSM	Invesco PureBetaSM MSCI USA Small Cap ETF
PBND	Invesco PureBetaSM US Aggregate Bond ETF

2

The Market Environment

Domestic Equity

The fiscal period proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal period unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low—a hallmark of 2017.

At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1

Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal period, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal period ended the same way it began with several US equity indexes reaching new record highs.

Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal period: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Treasury
[2]	Source: US Federal Reserve

Fixed Income

Throughout the fiscal period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. The US economy continued to add jobs, pushing the unemployment rate to 3.9% at the close of the fiscal period, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.00% to 1.25% at the start of the fiscal period to a range of 1.75% to 2.00% at the close of the fiscal period. This was accomplished with three 0.25% rate hikes in December 2017, and in March and June 2018.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds could limit future Fed rate hikes in the near-term. The Bank of Japan and the European Central Bank maintained their negative interest rates in a continued attempt to stimulate growth and inflation by encouraging investors to spend rather than save. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal period and spiked in early 2018 due to the continued strength in the global economy, the rising risks of inflation and the high probability of additional Fed rate hikes throughout the fiscal period. Due to these factors, the 10-year US Treasury note declined steadily throughout the first quarter of 2018, resulting in higher government yields and a brief move above 3.00% before normalizing near the end of the fiscal period.3 The 10-year US Treasury yield ended the fiscal period at 2.86%, 74 basis points higher than at the beginning of the fiscal period.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 1.05% for the fiscal period. Poor performance was largely attributable to the broad increase in US Treasury yields, a widening of credit spreads and reduced overseas bond purchase demand during the fiscal period. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted negative returns for the fiscal period.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

3

PBUS	Manager’s Analysis
Invesco PureBetaSM MSCI USA ETF (PBUS)

As an index fund, the Invesco PureBetaSM MSCI USA ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 14.68%. On a net asset value (“NAV”) basis, the Fund returned 14.68%. During the same time period, the Index returned 14.71%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal period ended August 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The utilities sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 2.52%), Apple, Inc., an information technology company (portfolio average weight of 3.81%), and Microsoft Corp., an information technology company (portfolio average weight of 2.85%). Positions that detracted most significantly from the Fund’s return included General Electric Co., an industrials company (portfolio average weight of 0.54%), and Philip Morris International, Inc., a consumer staples company (portfolio average weight of 0.60%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Information Technology	26.8
Health Care	14.3
Financials	13.5
Consumer Discretionary	13.3
Industrials	9.5
Consumer Staples	6.5
Energy	5.8
Real Estate	2.8
Utilities	2.7
Materials	2.6
Telecommunication Services	2.0
Other Assets Less Liabilities	0.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
Apple, Inc.	4.3
Amazon.com, Inc.	3.3
Microsoft Corp.	3.2
Facebook, Inc., Class A	1.6
JPMorgan Chase & Co.	1.5
Alphabet, Inc., Class C	1.5
Alphabet, Inc., Class A	1.4
Johnson & Johnson	1.4
Exxon Mobil Corp.	1.3
Bank of America Corp.	1.2
Total	20.7

4

Invesco PureBetaSM MSCI USA ETF (PBUS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

Fund Inception
Index	Cumulative
MSCI USA Index	18.14%
Fund
NAV Return	18.08
Market Price Return	18.22

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.04% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

5

PBSM	Manager’s Analysis
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

As an index fund, the Invesco PureBetaSM MSCI USA Small Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Small Cap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the small-capitalization segment of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 16.57%. On a net asset value (“NAV”) basis, the Fund returned 16.66%. During the same time period, the Index returned 16.70%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal period ended August 31, 2018, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The telecommunications services sector detracted most significantly from the Fund’s return, followed by the materials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Nektar Therapeutics, a consumer discretionary company (no longer held at fiscal period-end), and ABIOMED, Inc., a consumer discretionary company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included Adient PLC, a consumer discretionary company (portfolio average weight of 0.16%), and Acadia Healthcare Co., Inc., a health care company (portfolio average weight of 0.06%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Information Technology	16.0
Financials	15.9
Health Care	14.8
Industrials	13.9
Consumer Discretionary	12.8
Real Estate	10.0
Materials	5.4
Energy	4.6
Consumer Staples	3.3
Utilities	2.8
Telecommunication Services	0.5
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2018
Security
WellCare Health Plans, Inc.	0.4
GrubHub, Inc.	0.3
DexCom, Inc.	0.3
PTC Therapeutics, Inc.	0.3
Burlington Stores, Inc.	0.3
Neurocrine Biosciences, Inc.	0.3
NRG Energy, Inc.	0.3
PerkinElmer, Inc.	0.3
Lamb Weston Holdings, Inc.	0.3
STERIS PLC	0.3
Total	3.1

6

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

Fund Inception
Index	Cumulative
MSCI USA Small Cap Index	20.98%
Fund
NAV Return	20.93
Market Price Return	20.84

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.06% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

7

PBND	Manager’s Analysis
Invesco PureBetaSM US Aggregate Bond ETF (PBND)

As an index fund, the Invesco PureBetaSM US Aggregate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML US Broad Market IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide a broad measure of the performance of the domestic investment grade bond market, represented by U.S. dollar-denominated, investment grade debt securities that are publicly offered for sale in the United States. Constituent securities may include U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgaged-backed securities and asset-backed securities. Transactions in U.S. government agency mortgage-backed securities may occur through standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions). The Fund may engage in such TBA transactions. Pending settlement of TBA transactions, the Fund will invest its assets in high-quality, liquid, short-term instruments, including affiliated money market funds. The Fund also may acquire interests in mortgage pools through means other than such standardized agreements for forward or future delivery.

To qualify for inclusion in the Index, securities must have: (i) at least one year to final maturity; (ii) at least 18 months to final maturity when issued; (iii) a fixed coupon schedule; and (iv) with the exception of U.S. Treasuries, an investment grade rating (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)). Original issue zero coupon bonds, Rule 144A securities, corporate pay-in-kind securities and “hybrid” securities (including those that may convert into preferred shares) are eligible for inclusion in the Index. Index constituents are capitalization-weighted, based on their current amount outstanding times the market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned (0.64)%. On a net asset value (“NAV”) basis, the Fund returned (0.68)%. During the same time period, the Index returned (0.60)%. During the fiscal period, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as due to the sampling methodology utilized by the Fund.

For the fiscal period ended August 31, 2018, government securities contributed most significantly to the Fund’s return, followed by U.S. Treasuries. Corporate debt securities detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Anheuser-Busch InBev Finance, Inc. (Belgium), 4.90% coupon, due 02/01/2046, a beverages company (no longer held at fiscal period-end), Federal Home Loan Mortgage Corp. (FHLMC), 3.00% coupon, due 11/01/2028, a collateralized mortgage obligations security (portfolio average weight of 0.50%), and Verizon Communications, Inc., 5.012% coupon, due 04/15/2049, a telecommunications company (portfolio average weight of 0.42%). Positions that detracted most significantly from the Fund’s return included General Electric Co., Series A, GMTN, 6.75% coupon, due 03/15/2032, a miscellaneous manufacturing company (portfolio average weight of 0.53%), and Kraft Heinz Foods Co., 5.20% coupon, due 07/15/2045, a food company (portfolio average weight of 0.42%).

Asset Group (% of the Fund’s Net Assets) as of August 31, 2018
U.S. Treasury Securities	39.3
Corporate Bonds and Notes	28.6
U.S. Government Sponsored Agency Mortgage-Backed Securities	23.3
Sovereign Debt Obligations	3.1
Commercial Mortgage-Backed Securities	1.8
U.S. Government Sponsored Agency Securities	1.7
Asset-Backed Securities	1.2
Municipal Bonds	0.6
Money Market Fund Plus Other Assets Less Liabilities	0.4

8

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Government National Mortgage Association (GNMA), 3.500%, 08/20/2047	1.9
Government National Mortgage Association (GNMA), 3.000%, 11/20/2046	1.9
Federal Home Loan Mortgage Corp. (FHLMC), 3.000%, 06/01/2046	1.7
Federal National Mortgage Association (FNMA), 4.000%, 10/01/2047	1.5
Federal National Mortgage Association (FNMA), 3.500%, 08/01/2045	1.4
Federal National Mortgage Association (FNMA), 3.000%, 09/01/2046	1.4
Government National Mortgage Association (GNMA), 3.500%, 09/20/2047	1.4
Federal National Mortgage Association (FNMA), 3.000%, 12/01/2046	1.2
Federal National Mortgage Association (FNMA), 4.000%, 09/01/2047	1.1
U.S. Treasury Bond, 6.625%, 02/15/2027	1.1
Total	14.6

*	Excluding money market fund holdings.

9

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

Fund Inception
Index	Cumulative
ICE BofAML US Broad Market IndexSM	(0.53)%
Fund
NAV Return	(0.66)
Market Price Return	(0.34)

Fund Inception: September 29, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.05% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

10

Schedule of Investments(a)

Invesco PureBetaSM MSCI USA ETF (PBUS)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Consumer Discretionary—13.3%
8	Advance Auto Parts, Inc.	$1,312
47	Amazon.com, Inc.(b)	94,597
30	Aptiv PLC	2,640
27	Aramark	1,109
10	Autoliv, Inc. (Sweden)	891
3	AutoZone, Inc.(b)	2,301
29	Best Buy Co., Inc.	2,307
5	Booking Holdings, Inc.(b)	9,758
24	BorgWarner, Inc.	1,050
21	CarMax, Inc.(b)	1,639
48	Carnival Corp.	2,952
40	CBS Corp., Class B	2,121
19	Charter Communications, Inc., Class A(b)	5,898
3	Chipotle Mexican Grill, Inc.(b)	1,426
524	Comcast Corp., Class A	19,383
40	D.R. Horton, Inc.	1,780
14	Darden Restaurants, Inc.	1,625
17	Discovery, Inc., Class A(b)	473
34	Discovery, Inc., Class C(b)	872
25	DISH Network Corp., Class A(b)	884
31	Dollar General Corp.	3,340
26	Dollar Tree, Inc.(b)	2,093
5	Domino’s Pizza, Inc.	1,493
14	Expedia Group, Inc.	1,827
414	Ford Motor Co.	3,925
26	Gap, Inc. (The)	789
14	Garmin Ltd.	954
144	General Motors Co.	5,191
16	Genuine Parts Co.	1,598
28	Goodyear Tire & Rubber Co. (The)	635
23	H&R Block, Inc.	622
41	Hanesbrands, Inc.	719
19	Harley-Davidson, Inc.	810
13	Hasbro, Inc.	1,291
32	Hilton Worldwide Holdings, Inc.	2,484
131	Home Depot, Inc. (The)	26,301
44	Interpublic Group of Cos., Inc. (The)	1,027
19	Kohl’s Corp.	1,503
27	L Brands, Inc.	714
44	Las Vegas Sands Corp.	2,878
8	Lear Corp.	1,298
15	Leggett & Platt, Inc.	682
32	Lennar Corp., Class A	1,653
12	Liberty Broadband Corp., Class C(b)	973
24	Liberty Global PLC, Series A (United Kingdom)(b)	643
64	Liberty Global PLC, Series C (United Kingdom)(b)	1,657
23	Liberty Media Corp.-Liberty Formula One, Class C(b)	850
10	Liberty Media Corp.-Liberty SiriusXM, Class A(b)	467
20	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	941
16	Live Nation Entertainment, Inc.(b)	795
34	LKQ Corp.(b)	1,174
93	Lowe’s Cos., Inc.	10,114
11	Lululemon Athletica, Inc.(b)	1,704
34	Macy’s, Inc.	1,243
35	Marriott International, Inc., Class A	4,426
38	Mattel, Inc.(b)	586

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
89	McDonald’s Corp.	$14,438
60	MGM Resorts International	1,739
17	Michael Kors Holdings Ltd.(b)	1,235
7	Mohawk Industries, Inc.(b)	1,341
49	Netflix, Inc.(b)	18,016
54	Newell Brands, Inc.	1,173
43	News Corp., Class A	562
145	NIKE, Inc., Class B	11,919
14	Nordstrom, Inc.	880
24	Norwegian Cruise Line Holdings Ltd.(b)	1,287
26	Omnicom Group, Inc.	1,802
9	O’Reilly Automotive, Inc.(b)	3,019
7	Polaris Industries, Inc.	759
32	PulteGroup, Inc.	894
9	PVH Corp.	1,288
50	Qurate Retail, Inc., Class A(b)	1,040
6	Ralph Lauren Corp., Class A	797
43	Ross Stores, Inc.	4,119
19	Royal Caribbean Cruises Ltd.	2,329
182	Sirius XM Holdings, Inc.	1,292
159	Starbucks Corp.	8,499
31	Tapestry, Inc.	1,571
58	Target Corp.	5,075
14	Tesla, Inc.(b)	4,223
14	Tiffany & Co.	1,717
71	TJX Cos., Inc. (The)	7,808
17	Toll Brothers, Inc.	616
14	Tractor Supply Co.	1,236
13	TripAdvisor, Inc.(b)	706
117	Twenty-First Century Fox, Inc., Class A	5,312
49	Twenty-First Century Fox, Inc., Class B	2,200
6	Ulta Beauty, Inc.(b)	1,560
21	Under Armour, Inc., Class C(b)	398
21	Under Armour, Inc., Class A(b)	429
5	Vail Resorts, Inc.	1,490
38	VF Corp.	3,501
39	Viacom, Inc., Class B	1,142
169	Walt Disney Co. (The)	18,931
7	Whirlpool Corp.	875
11	Wynn Resorts Ltd.	1,632
38	Yum! Brands, Inc.	3,302

		386,570

	Consumer Staples—6.5%
213	Altria Group, Inc.	12,465
63	Archer-Daniels-Midland Co.	3,175
30	Brown-Forman Corp., Class B	1,567
16	Bunge Ltd.	1,040
20	Campbell Soup Co.	789
28	Church & Dwight Co., Inc.	1,584
14	Clorox Co. (The)	2,030
458	Coca-Cola Co. (The)	20,413
94	Colgate-Palmolive Co.	6,242
47	Conagra Brands, Inc.	1,727
19	Constellation Brands, Inc., Class A	3,956
49	Costco Wholesale Corp.	11,423
54	Coty, Inc., Class A	667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco PureBetaSM MSCI USA ETF (PBUS) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
25	Estee Lauder Cos., Inc. (The), Class A	$3,503
64	General Mills, Inc.	2,945
16	Hershey Co. (The)	1,608
32	Hormel Foods Corp.	1,253
8	Ingredion, Inc.	809
13	JM Smucker Co. (The)	1,344
29	Kellogg Co.	2,082
39	Kimberly-Clark Corp.	4,506
68	Kraft Heinz Co. (The)	3,962
101	Kroger Co. (The)	3,181
14	McCormick & Co., Inc.	1,748
21	Molson Coors Brewing Co., Class B	1,401
167	Mondelez International, Inc., Class A	7,134
47	Monster Beverage Corp.(b)	2,862
159	PepsiCo, Inc.	17,810
174	Philip Morris International, Inc.	13,553
285	Procter & Gamble Co. (The)	23,641
55	Sysco Corp.	4,115
34	Tyson Foods, Inc., Class A	2,136
94	Walgreens Boots Alliance, Inc.	6,445
167	Walmart, Inc.	16,009

		189,125

	Energy—5.8%
60	Anadarko Petroleum Corp.	3,864
16	Andeavor	2,445
25	Antero Resources Corp.(b)	463
42	Apache Corp.	1,841
49	Baker Hughes a GE Co.	1,616
52	Cabot Oil & Gas Corp.	1,239
23	Cheniere Energy, Inc.(b)	1,539
214	Chevron Corp.	25,350
11	Cimarex Energy Co.	929
22	Concho Resources, Inc.(b)	3,017
131	ConocoPhillips	9,619
10	Continental Resources, Inc.(b)	659
59	Devon Energy Corp.	2,533
11	Diamondback Energy, Inc.	1,332
65	EOG Resources, Inc.	7,685
30	EQT Corp.	1,531
477	Exxon Mobil Corp.	38,241
97	Halliburton Co.	3,869
12	Helmerich & Payne, Inc.	787
32	Hess Corp.	2,155
19	HollyFrontier Corp.	1,416
224	Kinder Morgan, Inc.	3,965
95	Marathon Oil Corp.	2,043
54	Marathon Petroleum Corp.	4,444
42	National Oilwell Varco, Inc.	1,977
22	Newfield Exploration Co.(b)	600
55	Noble Energy, Inc.	1,635
87	Occidental Petroleum Corp.	6,949
46	ONEOK, Inc.	3,032
25	Parsley Energy, Inc., Class A(b)	694
50	Phillips 66	5,926
19	Pioneer Natural Resources Co.	3,319
16	Plains GP Holdings LP, Class A	412

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
155	Schlumberger Ltd.	$9,790
24	Targa Resources Corp.	1,322
49	TechnipFMC PLC (United Kingdom)	1,501
49	Valero Energy Corp.	5,776
136	Williams Cos., Inc. (The)	4,024

		169,539

	Financials—13.5%
6	Affiliated Managers Group, Inc.	877
88	Aflac, Inc.	4,069
50	AGNC Investment Corp. REIT	951
2	Alleghany Corp.	1,264
40	Allstate Corp. (The)	4,023
51	Ally Financial, Inc.	1,371
82	American Express Co.	8,690
8	American Financial Group, Inc.	891
100	American International Group, Inc.	5,317
16	Ameriprise Financial, Inc.	2,271
128	Annaly Capital Management, Inc. REIT	1,359
28	Aon PLC	4,076
45	Arch Capital Group Ltd.(b)	1,376
20	Arthur J. Gallagher & Co.	1,443
6	Assurant, Inc.	617
17	Athene Holding Ltd., Class A(b)	844
9	Axis Capital Holdings Ltd.	518
1,097	Bank of America Corp.	33,930
114	Bank of New York Mellon Corp. (The)	5,945
88	BB&T Corp.	4,546
143	Berkshire Hathaway, Inc., Class B(b)	29,847
14	BlackRock, Inc.	6,707
10	Brighthouse Financial, Inc.(b)	415
54	Capital One Financial Corp.	5,351
13	Cboe Global Markets, Inc.	1,310
136	Charles Schwab Corp. (The)	6,907
52	Chubb Ltd.	7,033
18	Cincinnati Financial Corp.	1,380
13	CIT Group, Inc.	705
288	Citigroup, Inc.	20,517
56	Citizens Financial Group, Inc.	2,305
38	CME Group, Inc.	6,640
19	Comerica, Inc.	1,852
41	Discover Financial Services	3,203
31	E*TRADE Financial Corp.(b)	1,825
16	East West Bancorp, Inc.	1,014
13	Eaton Vance Corp.	686
5	Everest Re Group Ltd.	1,115
29	Fidelity National Financial, Inc.	1,163
79	Fifth Third Bancorp	2,325
18	First Republic Bank	1,829
37	Franklin Resources, Inc.	1,174
40	Goldman Sachs Group, Inc. (The)	9,512
41	Hartford Financial Services Group, Inc. (The)	2,065
121	Huntington Bancshares, Inc.	1,961
66	Intercontinental Exchange, Inc.	5,031
45	Invesco Ltd.(c)	1,085
36	Jefferies Financial Group, Inc.	836
387	JPMorgan Chase & Co.	44,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco PureBetaSM MSCI USA ETF (PBUS) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
122	KeyCorp	$2,571
24	Lincoln National Corp.	1,574
32	Loews Corp.	1,610
16	M&T Bank Corp.	2,834
2	Markel Corp.(b)	2,418
57	Marsh & McLennan Cos., Inc.	4,824
100	MetLife, Inc.	4,589
19	Moody’s Corp.	3,382
151	Morgan Stanley	7,373
10	MSCI, Inc., Class A	1,803
13	Nasdaq, Inc.	1,241
54	New York Community Bancorp, Inc.	582
24	Northern Trust Corp.	2,579
38	People’s United Financial, Inc.	703
53	PNC Financial Services Group, Inc. (The)	7,608
32	Principal Financial Group, Inc.	1,766
65	Progressive Corp. (The)	4,389
47	Prudential Financial, Inc.	4,618
15	Raymond James Financial, Inc.	1,396
130	Regions Financial Corp.	2,530
7	Reinsurance Group of America, Inc.	1,000
4	RenaissanceRe Holdings Ltd. (Bermuda)	532
28	S&P Global, Inc.	5,797
15	SEI Investments Co.	946
6	Signature Bank/New York NY	694
41	State Street Corp.	3,563
54	SunTrust Banks, Inc.	3,972
6	SVB Financial Group(b)	1,937
81	Synchrony Financial	2,565
27	T. Rowe Price Group, Inc.	3,129
32	TD Ameritrade Holding Corp.	1,874
12	Torchmark Corp.	1,055
31	Travelers Cos., Inc. (The)	4,080
25	Unum Group	922
176	US Bancorp	9,523
21	Voya Financial, Inc.	1,051
11	W.R. Berkley Corp.	861
525	Wells Fargo & Co.	30,702
15	Willis Towers Watson PLC	2,209
29	XL Group Ltd. (Bermuda)	1,664
23	Zions Bancorporation	1,226

		394,205

	Health Care—14.3%
198	Abbott Laboratories	13,234
170	AbbVie, Inc.	16,317
5	ABIOMED, Inc.(b)	2,033
37	Aetna, Inc.	7,410
36	Agilent Technologies, Inc.	2,431
25	Alexion Pharmaceuticals, Inc.(b)	3,056
9	Align Technology, Inc.(b)	3,478
17	Alkermes PLC(b)	762
37	Allergan PLC	7,093
10	Alnylam Pharmaceuticals, Inc.(b)	1,227
18	AmerisourceBergen Corp.	1,619
76	Amgen, Inc.	15,186
29	Anthem, Inc.	7,677

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
57	Baxter International, Inc.	$4,239
30	Becton, Dickinson and Co.	7,856
24	Biogen, Inc.(b)	8,484
20	BioMarin Pharmaceutical, Inc.(b)	2,000
152	Boston Scientific Corp.(b)	5,405
183	Bristol-Myers Squibb Co.	11,081
35	Cardinal Health, Inc.	1,827
84	Celgene Corp.(b)	7,934
23	Centene Corp.(b)	3,369
33	Cerner Corp.(b)	2,149
27	Cigna Corp.	5,085
6	Cooper Cos., Inc. (The)	1,535
114	CVS Health Corp.	8,577
70	Danaher Corp.	7,248
17	DaVita, Inc.(b)	1,178
26	DENTSPLY SIRONA, Inc.	1,038
24	Edwards Lifesciences Corp.(b)	3,462
111	Eli Lilly & Co.	11,727
63	Express Scripts Holding Co.(b)	5,545
148	Gilead Sciences, Inc.	11,208
32	HCA Healthcare, Inc.	4,292
18	Henry Schein, Inc.(b)	1,398
31	Hologic, Inc.(b)	1,233
16	Humana, Inc.	5,332
10	IDEXX Laboratories, Inc.(b)	2,540
17	Illumina, Inc.(b)	6,032
20	Incyte Corp.(b)	1,478
13	Intuitive Surgical, Inc.(b)	7,280
17	IQVIA Holdings, Inc.(b)	2,161
7	Jazz Pharmaceuticals PLC(b)	1,196
301	Johnson & Johnson	40,542
11	Laboratory Corp. of America Holdings(b)	1,902
23	McKesson Corp.	2,961
153	Medtronic PLC	14,751
302	Merck & Co., Inc.	20,714
3	Mettler-Toledo International, Inc.(b)	1,753
58	Mylan NV(b)	2,270
18	Nektar Therapeutics, Class A(b)	1,197
16	Perrigo Co. PLC	1,224
667	Pfizer, Inc.	27,694
15	Quest Diagnostics, Inc.	1,650
9	Regeneron Pharmaceuticals, Inc.(b)	3,661
16	ResMed, Inc.	1,783
13	Seattle Genetics, Inc.(b)	998
38	Stryker Corp.	6,438
5	Teleflex, Inc.	1,237
45	Thermo Fisher Scientific, Inc.	10,759
5	United Therapeutics Corp.(b)	615
109	UnitedHealth Group, Inc.	29,262
10	Universal Health Services, Inc., Class B	1,302
10	Varian Medical Systems, Inc.(b)	1,120
13	Veeva Systems, Inc., Class A(b)	1,357
28	Vertex Pharmaceuticals, Inc.(b)	5,163
9	Waters Corp.(b)	1,705
23	Zimmer Biomet Holdings, Inc.	2,843
54	Zoetis, Inc.	4,892

		415,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco PureBetaSM MSCI USA ETF (PBUS) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials—9.5%
67	3M Co.	$14,132
16	A.O. Smith Corp.	929
5	Acuity Brands, Inc.	764
7	AGCO Corp.	418
11	Allegion PLC	959
1	AMERCO	375
14	American Airlines Group, Inc.	567
26	AMETEK, Inc.	2,001
49	Arconic, Inc.	1,097
63	Boeing Co. (The)	21,596
16	C.H. Robinson Worldwide, Inc.	1,537
67	Caterpillar, Inc.	9,303
10	Cintas Corp.	2,134
23	Copart, Inc.(b)	1,479
4	CoStar Group, Inc.(b)	1,769
95	CSX Corp.	7,045
18	Cummins, Inc.	2,552
35	Deere & Co.	5,033
20	Delta Air Lines, Inc.	1,170
17	Dover Corp.	1,460
49	Eaton Corp. PLC	4,074
72	Emerson Electric Co.	5,525
13	Equifax, Inc.	1,742
20	Expeditors International of Washington, Inc.	1,466
32	Fastenal Co.	1,867
29	FedEx Corp.	7,075
15	Flowserve Corp.	782
16	Fluor Corp.	919
35	Fortive Corp.	2,939
17	Fortune Brands Home & Security, Inc.	901
28	General Dynamics Corp.	5,415
971	General Electric Co.	12,565
13	Harris Corp.	2,113
20	HD Supply Holdings, Inc.(b)	912
84	Honeywell International, Inc.	13,361
5	Huntington Ingalls Industries, Inc.	1,222
9	IDEX Corp.	1,379
45	IHS Markit Ltd.(b)	2,475
35	Illinois Tool Works, Inc.	4,861
28	Ingersoll-Rand PLC	2,836
10	J.B. Hunt Transport Services, Inc.	1,207
15	Jacobs Engineering Group, Inc.	1,090
104	Johnson Controls International PLC	3,928
12	Kansas City Southern	1,392
15	Knight-Swift Transportation Holdings, Inc.	512
9	L3 Technologies, Inc.	1,923
4	Lennox International, Inc.	891
29	Lockheed Martin Corp.	9,292
7	ManpowerGroup, Inc.	656
36	Masco Corp.	1,367
6	Middleby Corp. (The)(b)	729
40	Nielsen Holdings PLC	1,040
32	Norfolk Southern Corp.	5,563
19	Northrop Grumman Corp.	5,671
7	Old Dominion Freight Line, Inc.	1,067
12	Owens Corning	679

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
39	PACCAR, Inc.	$2,668
15	Parker-Hannifin Corp.	2,634
19	Pentair PLC (United Kingdom)	826
32	Raytheon Co.	6,382
26	Republic Services, Inc.	1,907
14	Robert Half International, Inc.	1,095
14	Rockwell Automation, Inc.	2,533
18	Rockwell Collins, Inc.	2,447
11	Rollins, Inc.	661
12	Roper Technologies, Inc.	3,580
19	Sensata Technologies Holding PLC(b)	1,006
6	Snap-on, Inc.	1,061
17	Southwest Airlines Co.	1,042
13	Spirit AeroSystems Holdings, Inc., Class A	1,111
17	Stanley Black & Decker, Inc.	2,389
10	Stericycle, Inc.(b)	617
30	Textron, Inc.	2,071
5	TransDigm Group, Inc.(b)	1,750
20	TransUnion	1,506
88	Union Pacific Corp.	13,255
9	United Continental Holdings, Inc.(b)	787
77	United Parcel Service, Inc., Class B	9,462
10	United Rentals, Inc.(b)	1,559
85	United Technologies Corp.	11,194
18	Verisk Analytics, Inc.(b)	2,144
5	W.W. Grainger, Inc.	1,770
6	WABCO Holdings, Inc.(b)	738
10	Wabtec Corp.	1,083
30	Waste Connections, Inc.	2,382
48	Waste Management, Inc.	4,363
13	XPO Logistics, Inc.(b)	1,384
20	Xylem, Inc.	1,518

		276,681

	Information Technology—26.8%
73	Accenture PLC, Class A	12,342
80	Activision Blizzard, Inc.	5,768
55	Adobe Systems, Inc.(b)	14,493
103	Advanced Micro Devices, Inc.(b)	2,593
19	Akamai Technologies, Inc.(b)	1,428
6	Alliance Data Systems Corp.	1,431
34	Alphabet, Inc., Class A(b)	41,881
35	Alphabet, Inc., Class C(b)	42,637
34	Amphenol Corp., Class A	3,216
41	Analog Devices, Inc.	4,053
9	ANSYS, Inc.(b)	1,674
555	Apple, Inc.	126,335
120	Applied Materials, Inc.	5,162
6	Arista Networks, Inc.(b)	1,794
10	Arrow Electronics, Inc.(b)	775
25	Autodesk, Inc.(b)	3,859
50	Automatic Data Processing, Inc.	7,337
14	Avnet, Inc.	678
46	Broadcom, Inc.	10,075
13	Broadridge Financial Solutions, Inc.	1,757
35	CA, Inc.	1,533
31	Cadence Design Systems, Inc.(b)	1,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco PureBetaSM MSCI USA ETF (PBUS) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
15	CDK Global, Inc.	$935
17	CDW Corp.	1,489
531	Cisco Systems, Inc.	25,366
15	Citrix Systems, Inc.(b)	1,710
20	Cognex Corp.	1,076
66	Cognizant Technology Solutions Corp., Class A	5,176
21	CommScope Holding Co., Inc.(b)	665
97	Corning, Inc.	3,250
23	Dell Technologies, Inc., Class V(b)	2,212
32	DXC Technology Co.	2,915
111	eBay, Inc.(b)	3,842
34	Electronic Arts, Inc.(b)	3,856
7	F5 Networks, Inc.(b)	1,324
269	Facebook, Inc., Class A(b)	47,271
37	Fidelity National Information Services, Inc.	4,002
49	First Data Corp., Class A(b)	1,260
46	Fiserv, Inc.(b)	3,683
10	FleetCor Technologies, Inc.(b)	2,137
59	Flex Ltd.(b)	814
15	FLIR Systems, Inc.	941
17	Fortinet, Inc.(b)	1,424
10	Gartner, Inc.(b)	1,498
18	Global Payments, Inc.	2,242
17	GoDaddy, Inc., Class A(b)	1,385
178	Hewlett Packard Enterprise Co.	2,942
188	HP, Inc.	4,634
9	IAC/InterActiveCorp.(b)	1,775
528	Intel Corp.	25,571
103	International Business Machines Corp.	15,087
27	Intuit, Inc.	5,926
4	IPG Photonics Corp.(b)	702
9	Jack Henry & Associates, Inc.	1,426
42	Juniper Networks, Inc.	1,194
21	Keysight Technologies, Inc.(b)	1,363
18	KLA-Tencor Corp.	2,092
18	Lam Research Corp.	3,116
16	Leidos Holdings, Inc.	1,132
69	Marvell Technology Group Ltd.	1,427
105	Mastercard, Inc., Class A	22,634
32	Maxim Integrated Products, Inc.	1,935
5	MercadoLibre, Inc. (Argentina)	1,712
26	Microchip Technology, Inc.	2,237
129	Micron Technology, Inc.(b)	6,775
823	Microsoft Corp.	92,448
18	Motorola Solutions, Inc.	2,310
30	NetApp, Inc.	2,604
65	NVIDIA Corp.	18,244
48	ON Semiconductor Corp.(b)	1,024
350	Oracle Corp.	17,003
10	Palo Alto Networks, Inc.(b)	2,312
36	Paychex, Inc.	2,637
128	PayPal Holdings, Inc.(b)	11,818
14	Qorvo, Inc.(b)	1,121
159	QUALCOMM, Inc.	10,925
20	Red Hat, Inc.(b)	2,955
23	Sabre Corp.	601

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
79	salesforce.com, Inc.(b)	$12,062
30	Seagate Technology PLC	1,606
20	ServiceNow, Inc.(b)	3,927
21	Skyworks Solutions, Inc.	1,917
16	Splunk, Inc.(b)	2,050
32	Square, Inc., Class A(b)	2,836
23	SS&C Technologies Holdings, Inc.	1,365
68	Symantec Corp.	1,371
17	Synopsys, Inc.(b)	1,736
13	Take-Two Interactive Software, Inc.(b)	1,736
39	TE Connectivity Ltd.	3,576
110	Texas Instruments, Inc.	12,364
18	Total System Services, Inc.	1,749
28	Trimble, Inc.(b)	1,179
76	Twitter, Inc.(b)	2,674
12	VeriSign, Inc.(b)	1,903
203	Visa, Inc., Class A	29,819
8	VMware, Inc., Class A(b)	1,226
33	Western Digital Corp.	2,087
52	Western Union Co. (The)	984
15	Workday, Inc., Class A(b)	2,318
33	Worldpay, Inc., Class A(b)	3,214
24	Xerox Corp.	669
28	Xilinx, Inc.	2,179
12	Zillow Group, Inc., Class C(b)	584

		779,565

	Materials—2.6%
25	Air Products & Chemicals, Inc.	4,157
12	Albemarle Corp.	1,146
10	Avery Dennison Corp.	1,052
24	Axalta Coating Systems Ltd.(b)	732
37	Ball Corp.	1,550
15	Celanese Corp., Series A	1,752
26	CF Industries Holdings, Inc.	1,351
20	Chemours Co. (The)	872
15	Crown Holdings, Inc.(b)	642
262	DowDuPont, Inc.	18,374
16	Eastman Chemical Co.	1,552
29	Ecolab, Inc.	4,364
15	FMC Corp.	1,282
153	Freeport-McMoRan, Inc.	2,150
9	International Flavors & Fragrances, Inc.	1,173
44	International Paper Co.	2,250
38	LyondellBasell Industries NV, Class A	4,286
7	Martin Marietta Materials, Inc.	1,391
41	Mosaic Co. (The)	1,282
59	Newmont Mining Corp.	1,831
36	Nucor Corp.	2,250
11	Packaging Corp. of America	1,209
28	PPG Industries, Inc.	3,095
32	Praxair, Inc.	5,062
20	Sealed Air Corp.	802
10	Sherwin-Williams Co. (The)	4,556
27	Steel Dynamics, Inc.	1,235
15	Vulcan Materials Co.	1,662
4	Westlake Chemical Corp.	378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PureBetaSM MSCI USA ETF (PBUS) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
28	WestRock Co.	$1,542

		74,980

	Real Estate—2.8%
11	Alexandria Real Estate Equities, Inc. REIT	1,412
49	American Tower Corp. REIT	7,307
16	AvalonBay Communities, Inc. REIT	2,933
17	Boston Properties, Inc. REIT	2,218
5	Brookfield Property Partners LP (Bermuda)	100
27	Brookfield Property REIT, Inc., Class A REIT	540
10	Camden Property Trust REIT	951
38	CBRE Group, Inc., Class A(b)	1,855
46	Crown Castle International Corp. REIT	5,245
23	Digital Realty Trust, Inc. REIT	2,858
40	Duke Realty Corp. REIT	1,140
9	Equinix, Inc. REIT	3,925
41	Equity Residential REIT	2,778
7	Essex Property Trust, Inc. REIT	1,724
14	Extra Space Storage, Inc. REIT	1,291
8	Federal Realty Investment Trust REIT	1,045
52	HCP, Inc. REIT	1,406
82	Host Hotels & Resorts, Inc. REIT	1,765
35	Invitation Homes, Inc. REIT	818
31	Iron Mountain, Inc. REIT	1,119
5	Jones Lang LaSalle, Inc.	763
47	Kimco Realty Corp. REIT	804
16	Liberty Property Trust REIT	700
13	Macerich Co. (The) REIT	764
13	Mid-America Apartment Communities, Inc. REIT	1,346
17	National Retail Properties, Inc. REIT	783
67	Prologis, Inc. REIT	4,501
18	Public Storage REIT	3,826
33	Realty Income Corp. REIT	1,933
17	Regency Centers Corp. REIT	1,122
13	SBA Communications Corp. REIT(b)	2,018
36	Simon Property Group, Inc. REIT	6,589
11	SL Green Realty Corp. REIT	1,148
30	UDR, Inc. REIT	1,199
40	Ventas, Inc. REIT	2,395
108	VEREIT, Inc. REIT	845
19	Vornado Realty Trust REIT	1,463
41	Welltower, Inc. REIT	2,735
84	Weyerhaeuser Co. REIT	2,916

		80,280

	Telecommunication Services—2.0%
816	AT&T, Inc.	26,063
109	CenturyLink, Inc.	2,328
89	Sprint Corp.(b)	544
38	T-Mobile US, Inc.(b)	2,510
466	Verizon Communications, Inc.	25,336
24	Zayo Group Holdings, Inc.(b)	832

		57,613

	Utilities—2.7%
73	AES Corp. (The)	983
25	Alliant Energy Corp.	1,071

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
27	Ameren Corp.	$1,707
55	American Electric Power Co., Inc.	3,945
20	American Water Works Co., Inc.	1,751
12	Atmos Energy Corp.	1,107
46	CenterPoint Energy, Inc.	1,278
31	CMS Energy Corp.	1,526
35	Consolidated Edison, Inc.	2,763
72	Dominion Energy, Inc.	5,095
20	DTE Energy Co.	2,223
78	Duke Energy Corp.	6,337
36	Edison International	2,366
20	Entergy Corp.	1,672
30	Evergy, Inc.	1,711
35	Eversource Energy	2,185
108	Exelon Corp.	4,721
53	FirstEnergy Corp.	1,981
53	NextEra Energy, Inc.	9,015
36	NiSource, Inc.	975
22	OGE Energy Corp.	810
57	PG&E Corp.	2,632
12	Pinnacle West Capital Corp.	943
76	PPL Corp.	2,260
56	Public Service Enterprise Group, Inc.	2,932
15	SCANA Corp.	575
27	Sempra Energy	3,134
115	Southern Co. (The)	5,035
19	UGI Corp.	1,027
39	Vistra Energy Corp.(b)	918
35	WEC Energy Group, Inc.	2,365
57	Xcel Energy, Inc.	2,739

		79,782

	Total Investments in Securities (Cost $2,509,756)—99.8%	2,903,545
	Other assets less liabilities—0.2%	5,456

	Net Assets—100.0%	$2,909,001

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Schedule of Investments(a)

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—12.8%
19	1-800-Flowers.com, Inc., Class A(b)	$229
55	Aaron’s, Inc.	2,735
52	Abercrombie & Fitch Co., Class A	1,127
26	Acushnet Holdings Corp.	703
69	Adient PLC	2,987
46	Adtalem Global Education, Inc.(b)	2,201
40	AMC Entertainment Holdings, Inc., Class A	762
38	AMC Networks, Inc., Class A(b)	2,387
83	American Axle & Manufacturing Holdings, Inc.(b)	1,470
134	American Eagle Outfitters, Inc.	3,479
43	American Outdoor Brands Corp.(b)	603
12	American Public Education, Inc.(b)	417
17	Asbury Automotive Group, Inc.(b)	1,266
111	Ascena Retail Group, Inc.(b)	508
27	At Home Group, Inc.(b)	929
46	AutoNation, Inc.(b)	2,086
26	Barnes & Noble Education, Inc.(b)	155
44	Barnes & Noble, Inc.	231
54	BBX Capital Corp., Class A	401
24	Beazer Homes USA, Inc.(b)	307
111	Bed Bath & Beyond, Inc.	1,991
66	Belmond Ltd., Class A (United Kingdom)(b)	1,106
34	Big Lots, Inc.	1,464
1	Biglari Holdings, Inc., Class B(b)	198
18	BJ’s Restaurants, Inc.	1,363
61	Bloomin’ Brands, Inc.	1,177
14	Bojangles’, Inc.(b)	204
21	Boot Barn Holdings, Inc.(b)	629
65	Boyd Gaming Corp.	2,367
44	Bright Horizons Family Solutions, Inc.(b)	5,255
37	Brinker International, Inc.	1,638
68	Brunswick Corp.	4,517
22	Buckle, Inc. (The)	566
53	Burlington Stores, Inc.(b)	8,914
3	Cable One, Inc.	2,513
461	Caesars Entertainment Corp.(b)	4,702
33	Caleres, Inc.	1,336
71	Callaway Golf Co.	1,620
13	Cambium Learning Group, Inc.(b)	174
23	Camping World Holdings, Inc., Class A	476
50	Career Education Corp.(b)	797
11	Carriage Services, Inc.	250
26	Carrols Restaurant Group, Inc.(b)	411
37	Carter’s, Inc.	3,919
18	Cato Corp. (The), Class A	386
7	Cavco Industries, Inc.(b)	1,718
22	Century Communities, Inc.(b)	643
35	Cheesecake Factory, Inc. (The)	1,861
76	Chegg, Inc.(b)	2,461
98	Chico’s FAS, Inc.	894
13	Children’s Place, Inc. (The)	1,830
30	Choice Hotels International, Inc.	2,341
10	Churchill Downs, Inc.	2,826
13	Chuy’s Holdings, Inc.(b)	376
90	Cinemark Holdings, Inc.	3,359
11	Citi Trends, Inc.	340
23	Clear Channel Outdoor Holdings, Inc., Class A	105

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
25	Columbia Sportswear Co.	$2,267
15	Conn’s, Inc.(b)	615
40	Cooper Tire & Rubber Co.	1,154
14	Cooper-Standard Holdings, Inc.(b)	1,938
35	Core-Mark Holding Co., Inc.	1,252
15	Cracker Barrel Old Country Store, Inc.	2,236
56	Crocs, Inc.(b)	1,157
116	Dana, Inc.	2,270
32	Dave & Buster’s Entertainment, Inc.(b)	1,861
22	Deckers Outdoor Corp.(b)	2,680
26	Del Taco Restaurants, Inc.(b)	336
71	Delphi Technologies PLC	2,501
53	Denny’s Corp.(b)	799
66	Dick’s Sporting Goods, Inc.	2,471
10	Dillard’s, Inc., Class A	786
13	Dine Brands Global, Inc.	1,084
23	Dorman Products, Inc.(b)	1,863
56	DSW, Inc., Class A	1,863
14	Duluth Holdings, Inc., Class B(b)	405
64	Dunkin’ Brands Group, Inc.	4,665
40	E.W. Scripps Co. (The), Class A	587
18	El Pollo Loco Holdings, Inc.(b)	214
41	Eldorado Resorts, Inc.(b)	1,970
14	Emerald Expositions Events, Inc.	219
94	Entercom Communications Corp., Class A	738
50	Entravision Communications Corp., Class A	262
20	Ethan Allen Interiors, Inc.	445
60	Express, Inc.(b)	673
154	Extended Stay America, Inc.	3,108
20	Fiesta Restaurant Group, Inc.(b)	575
44	Five Below, Inc.(b)	5,125
34	Floor & Decor Holdings, Inc., Class A(b)	1,250
92	Foot Locker, Inc.	4,536
33	Fossil Group, Inc.(b)	748
29	Fox Factory Holding Corp.(b)	1,915
77	GameStop Corp., Class A	1,022
82	Gannett Co., Inc.	843
73	GCI Liberty, Inc., Class A(b)	3,583
15	Genesco, Inc.(b)	763
213	Gentex Corp.	4,980
28	Gentherm, Inc.(b)	1,378
33	G-III Apparel Group Ltd.(b)	1,501
52	GNC Holdings, Inc., Class A(b)	161
18	Golden Entertainment, Inc.(b)	522
77	GoPro, Inc., Class A(b)	494
4	Graham Holdings Co., Class B	2,251
38	Grand Canyon Education, Inc.(b)	4,527
68	Gray Television, Inc.(b)	1,187
27	Green Brick Partners, Inc.(b)	282
16	Group 1 Automotive, Inc.	1,233
349	Groupon, Inc., Class A(b)	1,490
47	Guess?, Inc.	1,151
8	Hamilton Beach Brands Holding Co., Class A	185
14	Haverty Furniture Cos., Inc.	309
21	Helen of Troy Ltd.(b)	2,498
13	Hemisphere Media Group, Inc., Class A(b)	178

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
16	Hibbett Sports, Inc.(b)	$329
77	Hilton Grand Vacations, Inc.(b)	2,515
8	Hooker Furniture Corp.	336
79	Houghton Mifflin Harcourt Co.(b)	510
90	Hovnanian Enterprises, Inc., Class A(b)	140
45	IMAX Corp.(b)	1,057
17	Installed Building Products, Inc.(b)	791
19	International Speedway Corp., Class A	839
21	iRobot Corp.(b)	2,383
236	J.C. Penney Co., Inc.(b)	418
23	Jack in the Box, Inc.	2,085
35	John Wiley & Sons, Inc., Class A	2,259
26	K12, Inc.(b)	431
63	KB Home	1,566
10	Lands’ End, Inc.(b)	257
37	Laureate Education, Inc., Class A(b)	591
37	La-Z-Boy, Inc.	1,230
19	LCI Industries	1,766
14	LGI Homes, Inc.(b)	806
42	Liberty Expedia Holdings, Inc., Class A(b)	1,938
36	Liberty Latin America Ltd., Class A (Chile)(b)	710
92	Liberty Latin America Ltd., Class C (Chile)(b)	1,806
8	Liberty Media Corp.-Liberty Braves, Class A(b)	213
26	Liberty Media Corp.-Liberty Braves, Class C(b)	691
55	Liberty TripAdvisor Holdings, Inc., Series A(b)	872
17	Lindblad Expeditions Holdings, Inc.(b)	258
40	Lions Gate Entertainment Corp., Class A	941
82	Lions Gate Entertainment Corp., Class B	1,841
19	Lithia Motors, Inc., Class A	1,642
10	Loral Space & Communications, Inc.(b)	444
22	Lumber Liquidators Holdings, Inc.(b)	383
21	M/I Homes, Inc.(b)	544
15	Madison Square Garden Co. (The), Class A(b)	4,529
14	Marcus Corp. (The)	568
20	MarineMax, Inc.(b)	450
32	Marriott Vacations Worldwide Corp.	3,808
38	MDC Holdings, Inc.	1,205
43	MDC Partners, Inc., Class A(b)	209
30	Meredith Corp.	1,550
29	Meritage Homes Corp.(b)	1,251
84	Michaels Cos., Inc. (The)(b)	1,427
38	Modine Manufacturing Co.(b)	640
9	Monarch Casino & Resort, Inc.(b)	423
25	Monro, Inc.	1,774
14	Motorcar Parts of America, Inc.(b)	372
12	Movado Group, Inc.	511
47	MSG Networks, Inc., Class A(b)	1,142
25	Murphy USA, Inc.(b)	2,075
60	National CineMedia, Inc.	546
39	National Vision Holdings, Inc.(b)	1,726
23	Nautilus, Inc.(b)	337
41	New Media Investment Group, Inc.	652
103	New York Times Co. (The), Class A	2,400
37	Nexstar Media Group, Inc., Class A	3,034
23	Nutrisystem, Inc.	851
393	Office Depot, Inc.	1,317

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
42	Ollie’s Bargain Outlet Holdings, Inc.(b)	$3,658
19	Overstock.com, Inc.(b)	555
14	Oxford Industries, Inc.	1,303
21	Papa John’s International, Inc.	969
52	Party City Holdco, Inc.(b)	798
66	Penn National Gaming, Inc.(b)	2,274
30	Penske Automotive Group, Inc.	1,579
16	PetMed Express, Inc.	587
41	Pinnacle Entertainment, Inc.(b)	1,404
69	Planet Fitness, Inc., Class A(b)	3,545
47	Playa Hotels & Resorts NV(b)	486
21	PlayAGS, Inc.(b)	673
32	Pool Corp.	5,256
18	Potbelly Corp.(b)	244
10	Red Robin Gourmet Burgers, Inc.(b)	413
56	Red Rock Resorts, Inc., Class A	1,828
26	Regis Corp.(b)	556
40	Rent-A-Center, Inc.(b)	590
15	RH(b)	2,385
22	Ruth’s Hospitality Group, Inc.	678
104	Sally Beauty Holdings, Inc.(b)	1,602
23	Scholastic Corp.	967
41	Scientific Games Corp., Class A(b)	1,242
42	SeaWorld Entertainment, Inc.(b)	1,231
144	Service Corp. International	6,042
106	ServiceMaster Global Holdings, Inc.(b)	6,389
19	Shake Shack, Inc., Class A(b)	1,149
9	Shoe Carnival, Inc.	400
25	Shutterfly, Inc.(b)	1,942
48	Signet Jewelers Ltd.	3,082
59	Sinclair Broadcast Group, Inc., Class A	1,708
56	Six Flags Entertainment Corp.	3,783
107	Skechers U.S.A., Inc., Class A(b)	3,154
32	Sleep Number Corp.(b)	1,078
20	Sonic Automotive, Inc., Class A	430
24	Sonic Corp.	861
31	Sotheby’s(b)	1,489
9	Speedway Motorsports, Inc.	161
16	Standard Motor Products, Inc.	812
44	Steven Madden Ltd.	2,559
20	Stoneridge, Inc.(b)	599
17	Strategic Education, Inc.	2,359
14	Sturm Ruger & Co., Inc.	916
17	Superior Industries International, Inc.	369
38	Tailored Brands, Inc.	895
90	Taylor Morrison Home Corp., Class A(b)	1,751
175	TEGNA, Inc.	2,037
35	Tempur Sealy International, Inc.(b)	1,939
41	Tenneco, Inc.	1,754
52	Texas Roadhouse, Inc.	3,585
41	Thor Industries, Inc.	3,913
26	Tile Shop Holdings, Inc.	199
28	TopBuild Corp.(b)	1,744
16	Tower International, Inc.	541
121	TRI Pointe Group, Inc.(b)	1,753
64	Tribune Media Co., Class A	2,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
11	tronc, Inc.(b)	$182
39	Tupperware Brands Corp.	1,268
12	Unifi, Inc.(b)	382
11	Universal Electronics, Inc.(b)	475
59	Urban Outfitters, Inc.(b)	2,742
64	Veoneer, Inc. (Sweden)(b)	3,196
15	Vera Bradley, Inc.(b)	220
43	Vista Outdoor, Inc.(b)	794
24	Visteon Corp.(b)	2,649
43	Wayfair, Inc., Class A(b)	5,812
31	Weight Watchers International, Inc.(b)	2,322
150	Wendy’s Co. (The)	2,648
21	WideOpenWest, Inc.(b)	245
27	William Lyon Homes, Class A(b)	528
64	Williams-Sonoma, Inc.	4,495
22	Wingstop, Inc.	1,473
2	Winmark Corp.	298
23	Winnebago Industries, Inc.	850
74	Wolverine World Wide, Inc.	2,899
31	World Wrestling Entertainment, Inc., Class A	2,710
77	Wyndham Destinations, Inc.	3,403
77	Wyndham Hotels & Resorts, Inc.	4,370
14	Zumiez, Inc.(b)	436

		385,179

	Consumer Staples—3.3%
21	Andersons, Inc. (The)	858
335	Avon Products, Inc. (United Kingdom)(b)	670
51	B&G Foods, Inc.	1,629
7	Boston Beer Co., Inc. (The), Class A(b)	2,122
12	Calavo Growers, Inc.	1,270
23	Cal-Maine Foods, Inc.	1,137
30	Casey’s General Stores, Inc.	3,425
8	Central Garden & Pet Co.(b)	318
35	Central Garden & Pet Co., Class A(b)	1,272
16	Chefs’ Warehouse, Inc. (The)(b)	470
4	Coca-Cola Bottling Co. Consolidated	678
133	Darling Ingredients, Inc.(b)	2,631
69	Dean Foods Co.	526
42	Edgewell Personal Care Co.(b)	2,372
17	elf Beauty, Inc.(b)	236
47	Energizer Holdings, Inc.	2,989
8	Farmer Brothers Co.(b)	232
151	Flowers Foods, Inc.	3,043
25	Fresh Del Monte Produce, Inc.	936
22	Freshpet, Inc.(b)	817
77	Hain Celestial Group, Inc. (The)(b)	2,199
89	Herbalife Nutrition Ltd.(b)	5,036
81	Hostess Brands, Inc.(b)	953
9	Ingles Markets, Inc., Class A	324
13	Inter Parfums, Inc.	849
12	J & J Snack Foods Corp.	1,746
6	John B. Sanfilippo & Son, Inc.	438
116	Lamb Weston Holdings, Inc.	7,842
15	Lancaster Colony Corp.	2,344
19	Landec Corp.(b)	256
9	Medifast, Inc.	2,059

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
11	MGP Ingredients, Inc.	$848
9	National Beverage Corp.(b)	1,061
42	Nu Skin Enterprises, Inc., Class A	3,343
82	Performance Food Group Co.(b)	2,714
92	Pinnacle Foods, Inc.	6,111
53	Post Holdings, Inc.(b)	5,155
17	PriceSmart, Inc.	1,476
811	Rite Aid Corp.(b)	1,111
16	Sanderson Farms, Inc.	1,692
49	Simply Good Foods Co. (The)(b)	882
22	Smart & Final Stores, Inc.(b)	154
29	SpartanNash Co.	619
32	Spectrum Brands Holdings, Inc.	2,779
99	Sprouts Farmers Market, Inc.(b)	2,620
29	SUPERVALU, Inc.(b)	936
15	Tootsie Roll Industries, Inc.	432
44	TreeHouse Foods, Inc.(b)	2,292
39	United Natural Foods, Inc.(b)	1,385
19	Universal Corp.	1,136
170	US Foods Holding Corp.(b)	5,540
9	USANA Health Sciences, Inc.(b)	1,188
77	Vector Group Ltd.	1,196
6	Village Super Market, Inc., Class A	175
11	WD-40 Co.	1,952
10	Weis Markets, Inc.	466

		98,940

	Energy—4.6%
59	Alta Mesa Resources, Inc.(b)	280
57	Antero Midstream GP LP	963
61	Apergy Corp.(b)	2,758
15	Arch Coal, Inc., Class A	1,330
101	Archrock, Inc.	1,278
14	Basic Energy Services, Inc.(b)	124
13	Bonanza Creek Energy, Inc.(b)	403
49	C&J Energy Services, Inc.(b)	1,027
28	Cactus, Inc., Class A(b)	957
37	California Resources Corp.(b)	1,537
172	Callon Petroleum Co.(b)	1,944
75	Carrizo Oil & Gas, Inc.(b)	1,816
121	Centennial Resource Development, Inc., Class A(b)	2,332
708	Chesapeake Energy Corp.(b)	3,136
139	CNX Resources Corp.(b)	2,216
17	CONSOL Energy, Inc.(b)	729
35	Core Laboratories NV	4,009
23	Covia Holdings Corp.(b)	261
24	CVR Energy, Inc.	913
62	Delek US Holdings, Inc.	3,379
348	Denbury Resources, Inc.(b)	1,938
52	Diamond Offshore Drilling, Inc.(b)	906
29	Dril-Quip, Inc.(b)	1,527
70	Eclipse Resources Corp.(b)	100
57	Enbridge Energy Management LLC(b)	618
68	Energen Corp.(b)	5,273
48	EnLink Midstream LLC	782
354	Ensco PLC, Class A	2,421

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
24	Exterran Corp.(b)	$657
78	Extraction Oil & Gas, Inc.(b)	901
59	Forum Energy Technologies, Inc.(b)	705
61	Frank’s International NV(b)	539
17	FTS International, Inc.(b)	188
304	Gran Tierra Energy, Inc. (Columbia)(b)	1,049
29	Green Plains, Inc.	515
125	Gulfport Energy Corp.(b)	1,470
87	Halcon Resources Corp.(b)	398
106	Helix Energy Solutions Group, Inc.(b)	992
82	HighPoint Resources Corp.(b)	452
11	International Seaways, Inc.(b)	226
47	Jagged Peak Energy, Inc.(b)	621
41	Keane Group, Inc.(b)	503
176	Kosmos Energy Ltd. (Ghana)(b)	1,591
125	Laredo Petroleum, Inc.(b)	1,036
6	Mammoth Energy Services, Inc.	165
80	Matador Resources Co.(b)	2,619
20	Matrix Service Co.(b)	418
142	McDermott International, Inc.(b)	2,746
9	Midstates Petroleum Co., Inc.(b)	105
127	Murphy Oil Corp.	3,915
273	Nabors Industries Ltd.	1,684
10	Natural Gas Services Group, Inc.(b)	221
8	NCS Multistage Holdings, Inc.(b)	130
67	Newpark Resources, Inc.(b)	704
13	Nine Energy Service, Inc.(b)	390
186	Noble Corp. PLC(b)	1,135
217	Oasis Petroleum, Inc.(b)	2,921
75	Oceaneering International, Inc.(b)	2,120
44	Oil States International, Inc.(b)	1,489
22	Par Pacific Holdings, Inc.(b)	447
173	Patterson-UTI Energy, Inc.	2,963
82	PBF Energy, Inc., Class A	4,257
51	PDC Energy, Inc.(b)	2,687
65	Peabody Energy Corp.	2,685
8	Penn Virginia Corp.(b)	712
59	ProPetro Holding Corp.(b)	898
195	QEP Resources, Inc.(b)	1,944
193	Range Resources Corp.	3,169
26	Renewable Energy Group, Inc.(b)	701
14	Resolute Energy Corp.(b)	461
5	REX American Resources Corp.(b)	403
49	Ring Energy, Inc.(b)	578
91	Rowan Cos. PLC, Class A(b)	1,278
50	RPC, Inc.	684
24	SandRidge Energy, Inc.(b)	381
13	SEACOR Holdings, Inc.(b)	669
36	Select Energy Services, Inc., Class A(b)	491
50	SemGroup Corp., Class A	1,210
82	SM Energy Co.	2,467
456	Southwestern Energy Co.(b)	2,563
194	SRC Energy, Inc.(b)	1,806
116	Superior Energy Services, Inc.(b)	1,044
124	Tallgrass Energy LP, Class A	3,049
16	Talos Energy, Inc.(b)	552

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
61	Tellurian, Inc.(b)	$590
88	TETRA Technologies, Inc.(b)	404
17	Tidewater, Inc.(b)	544
341	Transocean Ltd.(b)	4,130
153	Ultra Petroleum Corp.(b)	200
40	Unit Corp.(b)	1,052
62	US Silica Holdings, Inc.	1,314
76	W&T Offshore, Inc.(b)	515
769	Weatherford International PLC(b)	1,861
71	Whiting Petroleum Corp.(b)	3,615
18	WildHorse Resource Development Corp.(b)	391
53	World Fuel Services Corp.	1,486
309	WPX Energy, Inc.(b)	5,893

		137,656

	Financials—15.9%
14	1st Source Corp.	784
11	Access National Corp.	299
21	AG Mortgage Investment Trust, Inc. REIT	395
9	Allegiance Bancshares, Inc.(b)	401
34	Ambac Financial Group, Inc.(b)	718
69	American Equity Investment Life Holding Co.	2,559
6	American National Insurance Co.	770
34	Ameris Bancorp	1,688
15	AMERISAFE, Inc.	957
91	AmTrust Financial Services, Inc.	1,323
73	Anworth Mortgage Asset Corp. REIT	356
90	Apollo Commercial Real Estate Finance, Inc. REIT	1,749
37	Arbor Realty Trust, Inc. REIT	454
27	Argo Group International Holdings Ltd.	1,720
18	Arlington Asset Investment Corp., Class A	183
32	ARMOUR Residential REIT, Inc. REIT	753
9	Arrow Financial Corp.	354
41	Artisan Partners Asset Management, Inc., Class A	1,359
46	Aspen Insurance Holdings Ltd. (Bermuda)	1,893
132	Associated Banc-Corp.	3,597
4	Associated Capital Group, Inc., Class A	150
87	Assured Guaranty Ltd.	3,544
19	Atlantic Capital Bancshares, Inc.(b)	347
11	B. Riley Financial, Inc.	252
32	Banc of California, Inc.	645
13	BancFirst Corp.	829
42	Bancorp, Inc. (The)(b)	421
75	BancorpSouth Bank	2,610
33	Bank of Hawaii Corp.	2,743
5	Bank of Marin Bancorp	441
97	Bank OZK	3,925
83	BankUnited, Inc.	3,220
27	Banner Corp.	1,737
12	Bar Harbor Bankshares	353
52	Beneficial Bancorp, Inc.	915
32	Berkshire Hills Bancorp, Inc.	1,352
189	BGC Partners, Inc., Class A	2,347
80	Blackstone Mortgage Trust, Inc., Class A REIT	2,725
37	Blucora, Inc.(b)	1,339
18	Blue Hills Bancorp, Inc.	414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
46	BofI Holding, Inc.(b)	$1,713
18	BOK Financial Corp.	1,846
64	Boston Private Financial Holdings, Inc.	925
12	Bridge Bancorp, Inc.	420
61	BrightSphere Investment Group PLC	774
58	Brookline Bancorp, Inc.	1,053
182	Brown & Brown, Inc.	5,547
15	Bryn Mawr Bank Corp.	732
13	Byline Bancorp, Inc.(b)	297
49	Cadence BanCorp, Class A	1,384
12	Camden National Corp.	549
52	Cannae Holdings, Inc.(b)	1,011
100	Capitol Federal Financial, Inc.	1,321
73	Capstead Mortgage Corp. REIT	613
15	Carolina Financial Corp.	617
62	Cathay General Bancorp	2,623
65	CenterState Bank Corp.	1,990
23	Central Pacific Financial Corp.	652
57	Chemical Financial Corp.	3,256
146	Chimera Investment Corp. REIT	2,720
35	Citizens, Inc.(b)	294
12	City Holding Co.	973
131	CNO Financial Group, Inc.	2,831
28	CoBiz Financial, Inc.	645
16	Cohen & Steers, Inc.	665
65	Colony Credit Real Estate, Inc. REIT	1,305
56	Columbia Banking System, Inc.	2,366
76	Commerce Bancshares, Inc.	5,401
39	Community Bank System, Inc.	2,579
12	Community Trust Bancorp, Inc.	593
23	ConnectOne Bancorp, Inc.	567
19	Cowen, Inc., Class A(b)	289
13	Crawford & Co., Class A	111
9	Credit Acceptance Corp.(b)	4,110
47	Cullen/Frost Bankers, Inc.	5,212
22	Customers Bancorp, Inc.(b)	543
91	CVB Financial Corp.	2,189
3	Diamond Hill Investment Group, Inc.	560
24	Dime Community Bancshares, Inc.	436
9	Donegal Group, Inc., Class A	130
25	Donnelley Financial Solutions, Inc.(b)	522
35	Dynex Capital, Inc. REIT	224
25	Eagle Bancorp, Inc.(b)	1,346
7	EMC Insurance Group, Inc.	180
25	Employers Holdings, Inc.	1,146
19	Encore Capital Group, Inc.(b)	736
26	Enova International, Inc.(b)	863
8	Enstar Group Ltd. (Bermuda)(b)	1,708
18	Enterprise Financial Services Corp.	1,013
20	Erie Indemnity Co., Class A	2,471
69	Essent Group Ltd.(b)	2,992
32	Evercore, Inc., Class A	3,397
23	Exantas Capital Corp. REIT	273
39	EZCORP, Inc., Class A(b)	433
259	F.N.B. Corp.	3,484
30	FactSet Research Systems, Inc.	6,882

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
13	FB Financial Corp.	$572
9	FBL Financial Group, Inc., Class A	732
35	FCB Financial Holdings, Inc., Class A(b)	1,813
7	Federal Agricultural Mortgage Corp., Class C	539
74	Federated Investors, Inc., Class B	1,714
108	FGL Holdings(b)	941
17	Fidelity Southern Corp.	413
10	Financial Institutions, Inc.	323
87	First American Financial Corp.	4,947
174	First BanCorp/Puerto Rico(b)	1,522
25	First Bancorp/Southern Pines NC	1,043
33	First Busey Corp.	1,058
5	First Citizens BancShares, Inc., Class A	2,375
74	First Commonwealth Financial Corp.	1,239
11	First Community Bancshares, Inc.	369
16	First Defiance Financial Corp.	512
76	First Financial Bancorp	2,386
43	First Financial Bankshares, Inc.	2,597
7	First Financial Corp.	360
25	First Foundation, Inc.(b)	404
74	First Hawaiian, Inc.	2,145
241	First Horizon National Corp.	4,439
30	First Interstate BancSystem, Inc., Class A	1,393
38	First Merchants Corp.	1,829
11	First Mid-Illinois Bancshares, Inc.	452
78	First Midwest Bancorp, Inc.	2,120
16	First of Long Island Corp. (The)	349
37	FirstCash, Inc.	3,008
25	Flagstar Bancorp, Inc.(b)	826
21	Flushing Financial Corp.	544
9	Franklin Financial Network, Inc.(b)	348
140	Fulton Financial Corp.	2,548
3	GAMCO Investors, Inc., Class A	78
379	Genworth Financial, Inc., Class A(b)	1,762
17	German American Bancorp, Inc.	639
66	Glacier Bancorp, Inc.	3,015
4	Global Indemnity Ltd., Class A (Cayman Islands)	158
33	Granite Point Mortgage Trust, Inc. REIT	632
8	Great Southern Bancorp, Inc.	474
45	Great Western Bancorp, Inc.	1,959
17	Green Bancorp, Inc.	408
36	Green Dot Corp., Class A(b)	3,084
19	Greenhill & Co., Inc.	522
22	Greenlight Capital Re Ltd., Class A(b)	283
18	Guaranty Bancorp	562
68	Hancock Whitney Corp.	3,505
25	Hanmi Financial Corp.	652
39	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	841
33	Hanover Insurance Group, Inc. (The)	4,042
11	HarborOne Bancorp, Inc.(b)	217
6	HCI Group, Inc.	243
21	Heartland Financial USA, Inc.	1,277
27	Heritage Commerce Corp.	428
26	Heritage Financial Corp.	944
20	Heritage Insurance Holdings, Inc.	293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
60	Hilltop Holdings, Inc.	$1,245
124	Home BancShares, Inc.	2,903
21	HomeStreet, Inc.(b)	618
14	HomeTrust Bancshares, Inc.(b)	403
105	Hope Bancorp, Inc.	1,839
31	Horace Mann Educators Corp.	1,435
27	Horizon Bancorp, Inc.	552
27	Houlihan Lokey, Inc., Class A	1,270
44	IBERIABANK Corp.	3,813
4	Independence Holding Co.	141
21	Independent Bank Corp./MA	1,913
16	Independent Bank Corp./MI	399
12	Independent Bank Group, Inc.	831
54	Interactive Brokers Group, Inc., Class A	3,357
43	International Bancshares Corp.	2,015
12	INTL. FCStone, Inc.(b)	669
85	Invesco Mortgage Capital, Inc. REIT(c)	1,380
24	Investment Technology Group, Inc.	525
201	Investors Bancorp, Inc.	2,573
22	James River Group Holdings Ltd.	901
149	Janus Henderson Group PLC (United Kingdom)	4,209
73	Kearny Financial Corp.	1,000
42	Kemper Corp.	3,417
14	Kinsale Capital Group, Inc.	851
19	KKR Real Estate Finance Trust, Inc.	403
58	Ladder Capital Corp., Class A REIT	1,007
82	Ladenburg Thalmann Financial Services, Inc.	283
34	Lakeland Bancorp, Inc.	656
18	Lakeland Financial Corp.	887
35	LegacyTexas Financial Group, Inc.	1,619
67	Legg Mason, Inc.	2,090
230	LendingClub Corp.(b)	830
6	LendingTree, Inc.(b)	1,520
19	Live Oak Bancshares, Inc.	575
70	LPL Financial Holdings, Inc.	4,637
13	Luther Burbank Corp.	148
56	Maiden Holdings Ltd.	213
30	MarketAxess Holdings, Inc.	5,695
65	MB Financial, Inc.	3,150
78	MBIA, Inc.(b)	801
12	Mercantile Bank Corp.	425
7	Merchants Bancorp	183
21	Mercury General Corp.	1,132
39	Meridian Bancorp, Inc.	698
7	Meta Financial Group, Inc.	606
358	MFA Financial, Inc. REIT	2,742
294	MGIC Investment Corp.(b)	3,740
17	Midland States Bancorp, Inc.	585
37	Moelis & Co., Class A	2,148
15	Morningstar, Inc.	2,135
35	MTGE Investment Corp. REIT	686
20	National Bank Holdings Corp., Class A	803
12	National Commerce Corp.(b)	528
50	National General Holdings Corp.	1,365
2	National Western Life Group, Inc., Class A	652
195	Navient Corp.	2,660

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
18	Navigators Group, Inc. (The)	$1,260
33	NBT Bancorp, Inc.	1,336
17	Nelnet, Inc., Class A	980
267	New Residential Investment Corp. REIT	4,958
123	New York Mortgage Trust, Inc. REIT	787
7	Nicolet Bankshares, Inc.(b)	388
49	NMI Holdings, Inc., Class A(b)	1,058
33	Northfield Bancorp, Inc.	537
74	Northwest Bancshares, Inc.	1,348
33	OceanFirst Financial Corp.	964
76	Ocwen Financial Corp.(b)	318
33	OFG Bancorp	535
10	Old Line Bancshares, Inc.	342
103	Old National Bancorp	2,091
224	Old Republic International Corp.	4,968
30	On Deck Capital, Inc.(b)	247
66	OneMain Holdings, Inc.(b)	2,422
24	Opus Bank	680
30	Oritani Financial Corp.	486
42	Pacific Premier Bancorp, Inc.(b)	1,661
96	PacWest Bancorp	4,847
11	Park National Corp.	1,212
11	Peapack-Gladstone Financial Corp.	368
51	PennyMac Mortgage Investment Trust REIT	1,019
12	Peoples Bancorp, Inc.	430
11	People’s Utah Bancorp	398
25	PHH Corp.(b)	271
57	Pinnacle Financial Partners, Inc.	3,679
11	Piper Jaffray Cos.	847
16	PJT Partners, Inc., Class A	927
81	Popular, Inc.	4,078
35	PRA Group, Inc.(b)	1,279
10	Preferred Bank	612
35	Primerica, Inc.	4,279
41	ProAssurance Corp.	1,982
51	Prosperity Bancshares, Inc.	3,817
7	Protective Insurance Corp., Class B	164
48	Provident Financial Services, Inc.	1,211
12	Pzena Investment Management, Inc., Class A	109
10	QCR Holdings, Inc.	435
172	Radian Group, Inc.	3,497
58	Redwood Trust, Inc. REIT	985
40	Renasant Corp.	1,868
8	Republic Bancorp, Inc., Class A	389
35	Republic First Bancorp, Inc.(b)	273
29	RLI Corp.	2,232
27	S&T Bancorp, Inc.	1,260
11	Safety Insurance Group, Inc.	1,064
27	Sandy Spring Bancorp, Inc.	1,053
35	Seacoast Banking Corp. of Florida(b)	1,107
45	Selective Insurance Group, Inc.	2,889
34	ServisFirst Bancshares, Inc.	1,465
68	Simmons First National Corp., Class A	2,149
343	SLM Corp.(b)	4,020
29	South State Corp.	2,391
21	Southside Bancshares, Inc.	748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
203	Starwood Property Trust, Inc. REIT	$4,472
13	State Auto Financial Corp.	408
28	State Bank Financial Corp.	912
165	Sterling Bancorp	3,770
14	Sterling Bancorp, Inc./MI	171
16	Stewart Information Services Corp.	716
55	Stifel Financial Corp.	3,073
16	Stock Yards Bancorp, Inc.	619
13	Sutherland Asset Management Corp. REIT	223
94	Synovus Financial Corp.	4,706
130	TCF Financial Corp.	3,295
39	Texas Capital Bancshares, Inc.(b)	3,467
5	Texas Pacific Land Trust	4,173
43	TFS Financial Corp.	664
72	Third Point Reinsurance Ltd. (Bermuda)(b)	965
11	Tompkins Financial Corp.	967
50	Towne Bank	1,630
30	TPG RE Finance Trust, Inc. REIT	620
22	TriCo Bancshares	855
17	TriState Capital Holdings, Inc.(b)	506
20	Triumph Bancorp, Inc.(b)	849
21	Trupanion, Inc.(b)	802
73	TrustCo Bank Corp. NY	675
52	Trustmark Corp.	1,845
199	Two Harbors Investment Corp. REIT	3,108
35	UMB Financial Corp.	2,633
175	Umpqua Holdings Corp.	3,745
48	Union Bankshares Corp.	1,997
85	United Bankshares, Inc.	3,349
62	United Community Banks, Inc.	1,881
39	United Community Financial Corp.	404
39	United Financial Bancorp, Inc.	693
16	United Fire Group, Inc.	792
19	United Insurance Holdings Corp.	396
25	Universal Insurance Holdings, Inc.	1,115
26	Univest Corp. of Pennsylvania	741
246	Valley National Bancorp	2,964
13	Veritex Holdings, Inc.(b)	398
21	Virtu Financial, Inc., Class A	458
6	Virtus Investment Partners, Inc.	774
63	Waddell & Reed Financial, Inc., Class A	1,261
23	Walker & Dunlop, Inc.	1,254
68	Washington Federal, Inc.	2,319
12	Washington Trust Bancorp, Inc.	720
19	Waterstone Financial, Inc.	321
71	Webster Financial Corp.	4,642
43	WesBanco, Inc.	2,122
20	Westamerica Bancorporation	1,281
79	Western Alliance Bancorp(b)	4,554
32	Western Asset Mortgage Capital Corp. REIT	356
6	Westwood Holdings Group, Inc.	345
2	White Mountains Insurance Group Ltd.	1,856
43	Wintrust Financial Corp.	3,808
107	WisdomTree Investments, Inc.	880

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
5	World Acceptance Corp.(b)	$593
24	WSFS Financial Corp.	1,171

		477,906

	Health Care—14.8%
23	Abeona Therapeutics, Inc.(b)	354
68	Acadia Healthcare Co., Inc.(b)	2,824
75	ACADIA Pharmaceuticals, Inc.(b)	1,066
25	Accelerate Diagnostics, Inc.(b)	615
29	Acceleron Pharma, Inc.(b)	1,567
63	Accuray, Inc.(b)	252
20	Achaogen, Inc.(b)	106
73	Achillion Pharmaceuticals, Inc.(b)	252
18	Aclaris Therapeutics, Inc.(b)	287
29	Acorda Therapeutics, Inc.(b)	835
17	Adamas Pharmaceuticals, Inc.(b)	392
6	Addus HomeCare Corp.(b)	389
24	Aduro Biotech, Inc.(b)	178
28	Aerie Pharmaceuticals, Inc.(b)	1,718
68	Agenus, Inc.(b)	150
42	Agios Pharmaceuticals, Inc.(b)	3,390
29	Aimmune Therapeutics, Inc.(b)	809
13	Akcea Therapeutics, Inc.(b)	343
30	Akebia Therapeutics, Inc.(b)	246
71	Akorn, Inc.(b)	1,114
45	Alder Biopharmaceuticals, Inc.(b)	814
148	Allscripts Healthcare Solutions, Inc.(b)	2,162
27	AMAG Pharmaceuticals, Inc.(b)	659
22	Amedisys, Inc.(b)	2,750
9	American Renal Associates Holdings, Inc.(b)	198
143	Amicus Therapeutics, Inc.(b)	1,928
37	AMN Healthcare Services, Inc.(b)	2,157
81	Amneal Pharmaceuticals, Inc.(b)	1,871
28	Amphastar Pharmaceuticals, Inc.(b)	531
13	AnaptysBio, Inc.(b)	1,152
27	AngioDynamics, Inc.(b)	605
6	ANI Pharmaceuticals, Inc.(b)	349
11	Anika Therapeutics, Inc.(b)	455
29	Apellis Pharmaceuticals, Inc.(b)	561
37	Arena Pharmaceuticals, Inc.(b)	1,437
159	Array BioPharma, Inc.(b)	2,476
61	Arrowhead Pharmaceuticals, Inc.(b)	900
16	Assembly Biosciences, Inc.(b)	640
43	Assertio Therapeutics, Inc.(b)	274
23	Atara Biotherapeutics, Inc.(b)	942
31	athenahealth, Inc.(b)	4,771
25	Athenex, Inc.(b)	411
24	AtriCure, Inc.(b)	829
1	Atrion Corp.	655
22	Audentes Therapeutics, Inc.(b)	801
36	Avanos Medical, Inc.(b)	2,596
26	AxoGen, Inc.(b)	1,140
19	Bellicum Pharmaceuticals, Inc.(b)	137
45	BioCryst Pharmaceuticals, Inc.(b)	322
14	Biohaven Pharmaceutical Holding Co., Ltd.(b)	530
16	Bio-Rad Laboratories, Inc., Class A(b)	5,205
29	Bio-Techne Corp.	5,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
27	BioTelemetry, Inc.(b)	$1,669
69	BioTime, Inc.(b)	190
42	Bluebird Bio, Inc.(b)	7,069
30	Blueprint Medicines Corp.(b)	2,300
141	Brookdale Senior Living, Inc.(b)	1,399
78	Bruker Corp.	2,775
25	Cambrex Corp.(b)	1,685
29	Cantel Medical Corp.	2,813
18	Capital Senior Living Corp.(b)	160
30	Cara Therapeutics, Inc.(b)	605
25	Cardiovascular Systems, Inc.(b)	963
49	Castlight Health, Inc., Class B(b)	147
103	Catalent, Inc.(b)	4,305
100	Cerus Corp.(b)	778
37	Charles River Laboratories International, Inc.(b)	4,570
13	Chemed Corp.	4,206
17	ChemoCentryx, Inc.(b)	224
11	Civitas Solutions, Inc.(b)	176
37	Clovis Oncology, Inc.(b)	1,323
37	Codexis, Inc.(b)	636
35	Coherus Biosciences, Inc.(b)	705
15	Collegium Pharmaceutical, Inc.(b)	256
87	Community Health Systems, Inc.(b)	338
9	Computer Programs & Systems, Inc.	246
11	Concert Pharmaceuticals, Inc.(b)	173
19	CONMED Corp.	1,528
80	Corcept Therapeutics, Inc.(b)	1,202
8	CorVel Corp.(b)	476
15	CRISPR Therapeutics AG (Switzerland)(b)	850
28	Cross Country Healthcare, Inc.(b)	280
28	CryoLife, Inc.(b)	972
11	Cutera, Inc.(b)	374
43	Cymabay Therapeutics, Inc.(b)	586
30	Cytokinetics, Inc.(b)	237
31	CytomX Therapeutics, Inc.(b)	697
14	Deciphera Pharmaceuticals, Inc.(b)	518
48	Denali Therapeutics, Inc.(b)	942
24	Dermira, Inc.(b)	228
69	DexCom, Inc.(b)	9,962
24	Dicerna Pharmaceuticals, Inc.(b)	380
46	Diplomat Pharmacy, Inc.(b)	950
10	Dova Pharmaceuticals, Inc.(b)	254
45	Dynavax Technologies Corp.(b)	623
9	Eagle Pharmaceuticals, Inc.(b)	622
26	Editas Medicine, Inc.(b)	854
33	Emergent BioSolutions, Inc.(b)	2,046
11	Enanta Pharmaceuticals, Inc.(b)	1,000
76	Encompass Health Corp.	6,201
163	Endo International PLC(b)	2,795
43	Endocyte, Inc.(b)	848
60	Endologix, Inc.(b)	138
37	Ensign Group, Inc. (The)	1,446
94	Envision Healthcare Corp.(b)	4,264
36	Epizyme, Inc.(b)	425
18	Esperion Therapeutics, Inc.(b)	891
45	Evolent Health, Inc., Class A(b)	1,147

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
94	Exact Sciences Corp.(b)	$7,040
235	Exelixis, Inc.(b)	4,416
33	Fate Therapeutics, Inc.(b)	425
58	FibroGen, Inc.(b)	3,547
27	Five Prime Therapeutics, Inc.(b)	378
22	Flexion Therapeutics, Inc.(b)	504
16	G1 Therapeutics, Inc.(b)	971
39	GenMark Diagnostics, Inc.(b)	334
16	Genomic Health, Inc.(b)	979
121	Geron Corp.(b)	693
24	Glaukos Corp.(b)	1,641
39	Global Blood Therapeutics, Inc.(b)	1,909
58	Globus Medical, Inc., Class A(b)	3,090
26	GlycoMimetics, Inc.(b)	383
40	Haemonetics Corp.(b)	4,466
104	Halozyme Therapeutics, Inc.(b)	1,915
44	HealthEquity, Inc.(b)	4,145
21	HealthStream, Inc.	666
48	Heron Therapeutics, Inc.(b)	1,850
5	Heska Corp.(b)	535
51	Hill-Rom Holdings, Inc.	4,961
64	HMS Holdings Corp.(b)	2,051
133	Horizon Pharma PLC(b)	2,812
13	ICU Medical, Inc.(b)	3,978
122	ImmunoGen, Inc.(b)	1,243
93	Immunomedics, Inc.(b)	2,489
58	Innoviva, Inc.(b)	842
14	Inogen, Inc.(b)	3,709
56	Inovalon Holdings, Inc., Class A(b)	616
65	Inovio Pharmaceuticals, Inc.(b)	342
60	Insmed, Inc.(b)	1,196
45	Insulet Corp.(b)	4,692
16	Insys Therapeutics, Inc.(b)	150
22	Integer Holdings Corp.(b)	1,758
59	Integra LifeSciences Holdings Corp.(b)	3,509
17	Intellia Therapeutics, Inc.(b)	526
17	Intercept Pharmaceuticals, Inc.(b)	1,901
20	Intersect ENT, Inc.(b)	586
32	Intra-Cellular Therapies, Inc.(b)	702
54	Intrexon Corp.(b)	831
24	Invacare Corp.	365
42	Invitae Corp.(b)	622
98	Ionis Pharmaceuticals, Inc.(b)	4,478
60	Iovance Biotherapeutics, Inc.(b)	1,062
13	iRhythm Technologies, Inc.(b)	1,210
119	Ironwood Pharmaceuticals, Inc., Class A(b)	2,290
11	Jounce Therapeutics, Inc.(b)	86
32	K2M Group Holdings, Inc.(b)	875
37	Karyopharm Therapeutics, Inc.(b)	779
62	Keryx Biopharmaceuticals, Inc.(b)	211
17	Kura Oncology, Inc.(b)	348
13	La Jolla Pharmaceutical Co.(b)	300
21	Lannett Co., Inc.(b)	112
37	Lantheus Holdings, Inc.(b)	596
11	LeMaitre Vascular, Inc.	413
36	Lexicon Pharmaceuticals, Inc.(b)	417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
23	LHC Group, Inc.(b)	$2,275
31	LifePoint Health, Inc.(b)	1,996
17	Ligand Pharmaceuticals, Inc.(b)	4,415
38	LivaNova PLC(b)	4,771
18	Loxo Oncology, Inc.(b)	3,042
30	Luminex Corp.	846
29	MacroGenics, Inc.(b)	634
6	Madrigal Pharmaceuticals, Inc.(b)	1,435
19	Magellan Health, Inc.(b)	1,396
67	Mallinckrodt PLC(b)	2,309
38	Masimo Corp.(b)	4,480
59	Medicines Co. (The)(b)	2,337
45	Medidata Solutions, Inc.(b)	3,824
73	MEDNAX, Inc.(b)	3,457
21	Medpace Holdings, Inc.(b)	1,256
32	Meridian Bioscience, Inc.	502
41	Merit Medical Systems, Inc.(b)	2,413
80	MiMedx Group, Inc.(b)	424
24	Minerva Neurosciences, Inc.(b)	250
14	Mirati Therapeutics, Inc.(b)	792
46	Molina Healthcare, Inc.(b)	6,348
60	Momenta Pharmaceuticals, Inc.(b)	1,590
25	MyoKardia, Inc.(b)	1,541
11	Myovant Sciences Ltd.(b)	267
57	Myriad Genetics, Inc.(b)	2,838
31	Natera, Inc.(b)	857
8	National HealthCare Corp.	617
7	National Research Corp., Class A	274
25	Natus Medical, Inc.(b)	932
40	Neogen Corp.(b)	3,738
65	NeoGenomics, Inc.(b)	900
70	Neurocrine Biosciences, Inc.(b)	8,606
21	Nevro Corp.(b)	1,416
272	Novavax, Inc.(b)	424
49	Novocure Ltd.(b)	2,207
39	NuVasive, Inc.(b)	2,737
50	NxStage Medical, Inc.(b)	1,417
34	Omeros Corp.(b)	880
31	Omnicell, Inc.(b)	2,131
256	OPKO Health, Inc.(b)	1,516
9	Optinose, Inc.(b)	134
44	OraSure Technologies, Inc.(b)	704
14	Orthofix Medical, Inc.(b)	750
46	Owens & Minor, Inc.	781
74	Pacific Biosciences of California, Inc.(b)	369
31	Pacira Pharmaceuticals, Inc.(b)	1,462
26	Paratek Pharmaceuticals, Inc.(b)	266
67	Patterson Cos., Inc.	1,511
116	PDL BioPharma, Inc.(b)	281
24	Penumbra, Inc.(b)	3,332
86	PerkinElmer, Inc.	7,949
14	Phibro Animal Health Corp., Class A	661
48	Portola Pharmaceuticals, Inc.(b)	1,433
46	PRA Health Sciences, Inc.(b)	4,858
44	Premier, Inc., Class A(b)	1,946
40	Prestige Consumer Healthcare, Inc.(b)	1,540

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
78	Progenics Pharmaceuticals, Inc.(b)	$611
29	Prothena Corp. PLC (Ireland)(b)	441
9	Providence Service Corp. (The)(b)	604
30	PTC Therapeutics, Inc.(b)	1,252
23	Puma Biotechnology, Inc.(b)	1,011
36	Quality Systems, Inc.(b)	824
25	Quidel Corp.(b)	1,922
65	R1 RCM, Inc.(b)	648
33	Radius Health, Inc.(b)	679
29	RadNet, Inc.(b)	402
16	Reata Pharmaceuticals, Inc., Class A(b)	1,382
23	REGENXBIO, Inc.(b)	1,620
28	Repligen Corp.(b)	1,537
28	Retrophin, Inc.(b)	887
24	Revance Therapeutics, Inc.(b)	658
16	Rhythm Pharmaceuticals, Inc.(b)	504
107	Rigel Pharmaceuticals, Inc.(b)	365
17	Rocket Pharmaceuticals, Inc.(b)	405
38	Rockwell Medical, Inc.(b)	187
36	Sage Therapeutics, Inc.(b)	5,913
77	Sangamo Therapeutics, Inc.(b)	1,405
49	Sarepta Therapeutics, Inc.(b)	6,764
81	Select Medical Holdings Corp.(b)	1,604
15	Seres Therapeutics, Inc.(b)	132
53	Sorrento Therapeutics, Inc.(b)	294
25	Spark Therapeutics, Inc.(b)	1,540
70	Spectrum Pharmaceuticals, Inc.(b)	1,507
26	STAAR Surgical Co.(b)	1,240
67	STERIS PLC	7,666
43	Supernus Pharmaceuticals, Inc.(b)	1,905
15	Surgery Partners, Inc.(b)	260
10	SurModics, Inc.(b)	787
50	Syneos Health, Inc., Class A(b)	2,493
171	Synergy Pharmaceuticals, Inc.(b)	333
12	Tabula Rasa HealthCare, Inc.(b)	1,052
11	Tactile Systems Technology, Inc.(b)	744
45	Teladoc Health, Inc.(b)	3,490
81	Tenet Healthcare Corp.(b)	2,731
30	TESARO, Inc.(b)	974
41	TG Therapeutics, Inc.(b)	521
130	TherapeuticsMD, Inc.(b)	842
32	Theravance Biopharma, Inc.(b)	927
31	Tivity Health, Inc.(b)	1,066
18	Triple-S Management Corp., Class B(b)	392
36	Ultragenyx Pharmaceutical, Inc.(b)	3,050
18	uniQure N.V. (Netherlands)(b)	764
10	US Physical Therapy, Inc.	1,253
44	Vanda Pharmaceuticals, Inc.(b)	850
29	Varex Imaging Corp.(b)	911
49	ViewRay, Inc.(b)	494
24	Vocera Communications, Inc.(b)	796
13	Voyager Therapeutics, Inc.(b)	283
8	WaVe Life Sciences Ltd.(b)	426
38	WellCare Health Plans, Inc.(b)	11,498
57	West Pharmaceutical Services, Inc.	6,672
92	Wright Medical Group NV(b)	2,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
38	Xencor, Inc.(b)	$1,588
97	ZIOPHARM Oncology, Inc.(b)	283
32	Zogenix, Inc.(b)	1,546

		446,778

	Industrials—13.9%
33	AAON, Inc.	1,333
25	AAR Corp.	1,167
54	ABM Industries, Inc.	1,713
83	ACCO Brands Corp.	1,029
46	Actuant Corp., Class A	1,355
53	Advanced Disposal Services, Inc.(b)	1,414
29	Advanced Drainage Systems, Inc.	909
127	AECOM(b)	4,272
26	Aegion Corp.(b)	649
52	Aerojet Rocketdyne Holdings, Inc.(b)	1,826
16	Aerovironment, Inc.(b)	1,407
78	Air Lease Corp.	3,604
11	Air Transport Services Group, Inc.(b)	224
51	Aircastle Ltd.	1,067
8	Alamo Group, Inc.	762
22	Albany International Corp., Class A	1,697
3	Allegiant Travel Co.	409
99	Allison Transmission Holdings, Inc.	4,916
23	Altra Industrial Motion Corp.	898
6	American Railcar Industries, Inc.	275
11	American Woodmark Corp.(b)	934
22	Apogee Enterprises, Inc.	1,083
30	Applied Industrial Technologies, Inc.	2,311
19	ArcBest Corp.	914
11	Argan, Inc.	438
16	Armstrong Flooring, Inc.(b)	280
35	Armstrong World Industries, Inc.(b)	2,443
42	ASGN, Inc.(b)	3,889
15	Astec Industries, Inc.	730
16	Astronics Corp.(b)	696
36	Atkore International Group, Inc.(b)	986
5	Atlas Air Worldwide Holdings, Inc.(b)	304
53	Avis Budget Group, Inc.(b)	1,649
45	Axon Enterprise, Inc.(b)	3,072
20	AZZ, Inc.	1,075
39	Barnes Group, Inc.	2,654
6	Barrett Business Services, Inc.	450
53	Beacon Roofing Supply, Inc.(b)	1,965
9	Blue Bird Corp.(b)	207
54	BMC Stock Holdings, Inc.(b)	1,215
36	Brady Corp., Class A	1,456
32	Briggs & Stratton Corp.	645
39	Brink’s Co. (The)	2,929
92	Builders FirstSource, Inc.(b)	1,437
77	BWX Technologies, Inc.	4,722
12	CAI International, Inc.(b)	324
48	Carlisle Cos., Inc.	6,087
29	Casella Waste Systems, Inc., Class A(b)	823
39	CBIZ, Inc.(b)	932
22	Chart Industries, Inc.(b)	1,662
18	Cimpress NV (Netherlands)(b)	2,520

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
16	CIRCOR International, Inc.	$726
111	Civeo Corp.(b)	437
42	Clean Harbors, Inc.(b)	2,881
74	Colfax Corp.(b)	2,584
15	Columbus McKinnon Corp.	638
28	Comfort Systems USA, Inc.	1,607
30	Continental Building Products, Inc.(b)	1,119
90	Covanta Holding Corp.	1,588
9	Covenant Transportation Group, Inc., Class A(b)	269
37	Crane Co.	3,377
12	CSW Industrials, Inc.(b)	672
20	Cubic Corp.	1,514
33	Curtiss-Wright Corp.	4,420
31	Daseke, Inc.(b)	279
37	Deluxe Corp.	2,191
101	Donaldson Co., Inc.	5,111
17	Douglas Dynamics, Inc.	779
29	Dun & Bradstreet Corp. (The)	4,145
13	DXP Enterprises, Inc.(b)	597
24	Dycom Industries, Inc.(b)	2,014
20	Echo Global Logistics, Inc.(b)	664
46	EMCOR Group, Inc.	3,685
16	Encore Wire Corp.	804
27	Energy Recovery, Inc.(b)	262
33	EnerSys	2,739
15	Engility Holdings, Inc.(b)	521
19	Ennis, Inc.	414
17	EnPro Industries, Inc.	1,276
20	ESCO Technologies, Inc.	1,353
28	Essendant, Inc.	404
21	Esterline Technologies Corp.(b)	1,805
59	Evoqua Water Technologies Corp.(b)	1,143
40	Exponent, Inc.	2,094
45	Federal Signal Corp.	1,171
7	Forrester Research, Inc.	344
23	Forward Air Corp.	1,478
11	Foundation Building Materials, Inc.(b)	152
30	Franklin Electric Co., Inc.	1,467
29	FTI Consulting, Inc.(b)	2,210
85	Gardner Denver Holdings, Inc.(b)	2,377
45	Gates Industrial Corp PLC(b)	820
29	GATX Corp.	2,449
48	Generac Holdings, Inc.(b)	2,664
47	Genesee & Wyoming, Inc., Class A(b)	4,131
27	Gibraltar Industries, Inc.(b)	1,226
17	Global Brass & Copper Holdings, Inc.	655
25	GMS, Inc.(b)	621
14	Gorman-Rupp Co. (The)	513
10	GP Strategies Corp.(b)	190
133	Graco, Inc.	6,252
37	Granite Construction, Inc.	1,690
42	Great Lakes Dredge & Dock Corp.(b)	230
25	Greenbrier Cos., Inc. (The)	1,450
23	Griffon Corp.	420
24	H&E Equipment Services, Inc.	835
61	Harsco Corp.(b)	1,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
10	Hawaiian Holdings, Inc.	$415
56	Healthcare Services Group, Inc.	2,308
35	Heartland Express, Inc.	716
32	HEICO Corp.	2,902
60	HEICO Corp., Class A	4,470
14	Heidrick & Struggles International, Inc.	619
16	Herc Holdings, Inc.(b)	841
11	Heritage-Crystal Clean, Inc.(b)	256
46	Herman Miller, Inc.	1,762
38	Hertz Global Holdings, Inc.(b)	669
70	Hexcel Corp.	4,628
51	Hillenbrand, Inc.	2,609
34	HNI Corp.	1,499
26	Hub Group, Inc., Class A(b)	1,374
43	Hubbell, Inc.	5,433
17	Huron Consulting Group, Inc.(b)	841
6	Hyster-Yale Materials Handling, Inc.	370
14	ICF International, Inc.	1,143
36	InnerWorkings, Inc.(b)	282
30	Insperity, Inc.	3,595
14	Insteel Industries, Inc.	537
48	Interface, Inc.	1,130
68	ITT, Inc.	4,019
57	JELD-WEN Holding, Inc.(b)	1,386
25	John Bean Technologies Corp.	2,957
9	Kadant, Inc.	909
18	Kaman Corp.	1,174
105	KAR Auction Services, Inc.	6,582
109	KBR, Inc.	2,287
24	Kelly Services, Inc., Class A	605
62	Kennametal, Inc.	2,532
34	KeyW Holding Corp. (The)(b)	289
18	Kforce, Inc.	757
28	Kimball International, Inc., Class B	489
12	Kirby Corp.(b)	1,048
40	KLX, Inc.(b)	2,954
37	Knoll, Inc.	871
42	Korn/Ferry International	2,819
65	Kratos Defense & Security Solutions, Inc.(b)	868
33	Landstar System, Inc.	3,821
48	Lincoln Electric Holdings, Inc.	4,520
8	Lindsay Corp.	766
26	LSC Communications, Inc.	318
13	Lydall, Inc.(b)	556
63	Macquarie Infrastructure Corp.	2,964
25	Manitowoc Co., Inc. (The)(b)	580
31	Marten Transport Ltd.	684
23	Masonite International Corp.(b)	1,540
51	MasTec, Inc.(b)	2,234
8	Matson, Inc.	299
25	Matthews International Corp., Class A	1,298
21	McGrath RentCorp	1,218
37	Mercury Systems, Inc.(b)	2,017
64	Meritor, Inc.(b)	1,386
54	Milacron Holdings Corp.(b)	1,145
13	Mistras Group, Inc.(b)	297

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
34	Mobile Mini, Inc.	$1,459
25	Moog, Inc., Class A	1,973
72	MRC Global, Inc.(b)	1,484
29	MSA Safety, Inc.	2,932
35	MSC Industrial Direct Co., Inc., Class A	2,992
42	Mueller Industries, Inc.	1,343
121	Mueller Water Products, Inc., Class A	1,400
11	Multi-Color Corp.	679
12	MYR Group, Inc.(b)	417
4	National Presto Industries, Inc.	530
36	Navigant Consulting, Inc.(b)	860
34	Navistar International Corp.(b)	1,481
32	NCI Building Systems, Inc.(b)	541
20	Nexeo Solutions, Inc.(b)	200
20	NN, Inc.	400
41	Nordson Corp.	5,700
82	NOW, Inc.(b)	1,410
9	NV5 Global, Inc.(b)	796
135	nVent Electric PLC (United Kingdom)	3,792
2	Omega Flex, Inc.	178
59	Oshkosh Corp.	4,145
6	Park-Ohio Holdings Corp.	249
18	Patrick Industries, Inc.(b)	1,152
37	PGT Innovations, Inc.(b)	899
142	Pitney Bowes, Inc.	1,031
170	Plug Power, Inc.(b)	335
7	Powell Industries, Inc.	274
31	Primoris Services Corp.	777
20	Proto Labs, Inc.(b)	3,109
23	Quad/Graphics, Inc., Class A	524
24	Quanex Building Products Corp.	394
120	Quanta Services, Inc.(b)	4,151
27	Raven Industries, Inc.	1,307
19	RBC Bearings, Inc.(b)	2,846
34	Regal Beloit Corp.	2,846
21	Resources Connection, Inc.	348
22	REV Group, Inc.	374
84	Rexnord Corp.(b)	2,439
53	RR Donnelley & Sons Co.	268
3	Rush Enterprises, Inc., Class B	133
26	Rush Enterprises, Inc., Class A	1,117
41	Ryder System, Inc.	3,150
20	Saia, Inc.(b)	1,585
33	Simpson Manufacturing Co., Inc.	2,533
31	SiteOne Landscape Supply, Inc.(b)	2,801
10	SkyWest, Inc.	653
17	SP Plus Corp.(b)	661
26	Spartan Motors, Inc.	376
13	Spirit Airlines, Inc.(b)	618
32	SPX Corp.(b)	1,088
32	SPX FLOW, Inc.(b)	1,534
10	Standex International Corp.	1,079
66	Steelcase, Inc., Class A	964
21	Sun Hydraulics Corp.	1,057
69	Sunrun, Inc.(b)	905
11	Systemax, Inc.	402

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
23	Team, Inc.(b)	$536
28	Teledyne Technologies, Inc.(b)	6,643
14	Tennant Co.	1,072
57	Terex Corp.	2,209
44	Tetra Tech, Inc.	3,071
25	Thermon Group Holdings, Inc.(b)	670
54	Timken Co. (The)	2,627
38	Titan International, Inc.	284
14	Titan Machinery, Inc.(b)	253
84	Toro Co. (The)	5,106
12	TPI Composites, Inc.(b)	336
46	Trex Co., Inc.(b)	3,896
35	TriMas Corp.(b)	1,075
37	TriNet Group, Inc.(b)	2,186
105	Trinity Industries, Inc.	3,763
41	Triton International Ltd. (Bermuda)	1,549
38	Triumph Group, Inc.	790
32	TrueBlue, Inc.(b)	938
30	Tutor Perini Corp.(b)	611
12	UniFirst Corp.	2,222
90	Univar, Inc.(b)	2,504
48	Universal Forest Products, Inc.	1,798
6	Universal Logistics Holdings, Inc.	220
17	US Ecology, Inc.	1,237
72	USG Corp.(b)	3,103
18	Valmont Industries, Inc.	2,527
9	Veritiv Corp.(b)	430
16	Viad Corp.	986
13	Vicor Corp.(b)	812
7	VSE Corp.	270
46	Wabash National Corp.	839
30	WageWorks, Inc.(b)	1,605
25	Watsco, Inc.	4,375
23	Watts Water Technologies, Inc., Class A	1,896
106	Welbilt, Inc.(b)	2,346
36	Werner Enterprises, Inc.	1,334
42	Wesco Aircraft Holdings, Inc.(b)	510
37	WESCO International, Inc.(b)	2,263
26	Willscot Corp., Class A(b)	454
44	Woodward, Inc.	3,545
25	YRC Worldwide, Inc.(b)	239

		419,347

	Information Technology—16.0%
44	2U, Inc.(b)	3,932
95	3D Systems Corp.(b)	1,933
70	8x8, Inc.(b)	1,589
38	A10 Networks, Inc.(b)	265
19	Acacia Communications, Inc.(b)	775
90	ACI Worldwide, Inc.(b)	2,557
60	Acxiom Corp.(b)	2,741
37	ADTRAN, Inc.	636
31	Advanced Energy Industries, Inc.(b)	1,847
24	Alarm.com Holdings, Inc.(b)	1,351
14	Alpha & Omega Semiconductor Ltd.(b)	199
26	Ambarella, Inc.(b)	996
82	Amkor Technology, Inc.(b)	716

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
36	ANGI Homeservices, Inc., Class A(b)	$780
25	Anixter International, Inc.(b)	1,802
14	Applied Optoelectronics, Inc.(b)	579
142	ARRIS International PLC(b)	3,679
55	Aspen Technology, Inc.(b)	6,345
85	Avaya Holdings Corp.(b)	1,986
38	AVX Corp.	804
23	Axcelis Technologies, Inc.(b)	465
22	Badger Meter, Inc.	1,209
33	Belden, Inc.	2,400
38	Benchmark Electronics, Inc.	982
12	Benefitfocus, Inc.(b)	529
112	Black Knight, Inc.(b)	5,981
38	Blackbaud, Inc.	3,974
27	Blackline, Inc.(b)	1,424
113	Booz Allen Hamilton Holding Corp.	5,781
31	Bottomline Technologies (DE), Inc.(b)	2,045
97	Box, Inc., Class A(b)	2,382
57	Brooks Automation, Inc.	2,246
20	Cabot Microelectronics Corp.	2,255
19	CACI International, Inc., Class A(b)	3,705
27	CalAmp Corp.(b)	634
24	Carbonite, Inc.(b)	997
35	Cardtronics PLC, Class A(b)	1,228
52	Cars.com, Inc.(b)	1,399
9	Cass Information Systems, Inc.	644
17	CEVA, Inc.(b)	520
18	ChannelAdvisor Corp.(b)	235
111	Ciena Corp.(b)	3,505
49	Cirrus Logic, Inc.(b)	2,154
27	Cision Ltd.(b)	489
80	Cloudera, Inc.(b)	1,201
19	Coherent, Inc.(b)	3,621
21	Cohu, Inc.	554
33	CommVault Systems, Inc.(b)	2,298
18	Comtech Telecommunications Corp.	645
144	Conduent, Inc.(b)	3,338
19	Control4 Corp.(b)	616
72	Convergys Corp.	1,781
65	CoreLogic, Inc.(b)	3,305
36	Cornerstone OnDemand, Inc.(b)	2,036
34	Coupa Software, Inc.(b)	2,438
31	Cray, Inc.(b)	673
79	Cree, Inc.(b)	3,801
26	CSG Systems International, Inc.	971
24	CTS Corp.	887
269	Cypress Semiconductor Corp.	4,629
28	Daktronics, Inc.	227
52	Diebold Nixdorf, Inc.	247
33	Diodes, Inc.(b)	1,251
49	Dolby Laboratories, Inc., Class A	3,439
18	Ebix, Inc.	1,434
37	EchoStar Corp., Class A(b)	1,776
23	Electro Scientific Industries, Inc.(b)	505
35	Electronics For Imaging, Inc.(b)	1,218
27	Ellie Mae, Inc.(b)	2,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
49	Endurance International Group Holdings, Inc.(b)	$473
112	Entegris, Inc.	3,797
34	Envestnet, Inc.(b)	2,149
39	EPAM Systems, Inc.(b)	5,574
11	ePlus, Inc.(b)	1,140
85	Etsy, Inc.(b)	4,139
40	Euronet Worldwide, Inc.(b)	3,912
21	Everbridge, Inc.(b)	1,264
52	Everi Holdings, Inc.(b)	451
47	EVERTEC, Inc.	1,130
26	ExlService Holdings, Inc.(b)	1,666
84	Extreme Networks, Inc.(b)	527
28	Fabrinet (Thailand)(b)	1,340
23	Fair Isaac Corp.(b)	5,312
13	FARO Technologies, Inc.(b)	887
92	Finisar Corp.(b)	1,877
141	FireEye, Inc.(b)	2,341
61	First Solar, Inc.(b)	3,177
140	Fitbit, Inc., Class A(b)	843
41	Five9, Inc.(b)	1,970
17	ForeScout Technologies, Inc.(b)	613
55	FormFactor, Inc.(b)	850
82	Glu Mobile, Inc.(b)	631
43	Gogo, Inc.(b)	193
70	GrubHub, Inc.(b)	10,088
27	GTT Communications, Inc.(b)	1,162
62	Guidewire Software, Inc.(b)	6,235
19	Hackett Group, Inc. (The)	389
40	Hortonworks, Inc.(b)	893
28	HubSpot, Inc.(b)	4,024
16	Ichor Holdings Ltd.(b)	415
46	II-VI, Inc.(b)	2,288
27	Imperva, Inc.(b)	1,273
124	Infinera Corp.(b)	1,110
29	Inphi Corp.(b)	1,075
27	Insight Enterprises, Inc.(b)	1,489
22	Instructure, Inc.(b)	901
102	Integrated Device Technology, Inc.(b)	4,334
27	InterDigital, Inc.	2,230
27	Itron, Inc.(b)	1,793
39	j2 Global, Inc.	3,220
119	Jabil, Inc.	3,518
38	KEMET Corp.(b)	982
21	Kimball Electronics, Inc.(b)	416
68	Knowles Corp.(b)	1,233
54	Kulicke & Soffa Industries, Inc. (Singapore)	1,393
88	Lattice Semiconductor Corp.(b)	721
107	Limelight Networks, Inc.(b)	542
20	Littelfuse, Inc.	4,471
48	LivePerson, Inc.(b)	1,291
41	LogMeIn, Inc.	3,524
50	Lumentum Holdings, Inc.(b)	3,395
32	MACOM Technology Solutions Holdings, Inc.(b)	738
53	Manhattan Associates, Inc.(b)	3,073
20	ManTech International Corp., Class A	1,326
52	MAXIMUS, Inc.	3,458

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
50	MaxLinear, Inc., Class A(b)	$964
34	Mellanox Technologies Ltd. (Israel)(b)	2,829
3	Mesa Laboratories, Inc.	602
29	Methode Electronics, Inc.	1,150
7	MicroStrategy, Inc., Class A(b)	1,043
27	MINDBODY, Inc., Class A(b)	1,002
93	Mitel Networks Corp.(b)	1,023
42	MKS Instruments, Inc.	3,902
31	MobileIron, Inc.(b)	152
17	Model N, Inc.(b)	289
23	MoneyGram International, Inc.(b)	150
31	Monolithic Power Systems, Inc.	4,646
32	Monotype Imaging Holdings, Inc.	659
13	MTS Systems Corp.	703
18	Nanometrics, Inc.(b)	789
97	National Instruments Corp.	4,632
92	NCR Corp.(b)	2,614
44	Net 1 UEPS Technologies, Inc. (South Africa)(b)	319
25	NETGEAR, Inc.(b)	1,771
66	NetScout Systems, Inc.(b)	1,650
32	New Relic, Inc.(b)	3,288
48	NIC, Inc.	806
25	Novanta, Inc.(b)	1,915
235	Nuance Communications, Inc.(b)	3,835
89	Nutanix, Inc., Class A(b)	5,012
4	NVE Corp.	455
127	Oclaro, Inc.(b)	1,212
23	OneSpan, Inc.(b)	431
14	OSI Systems, Inc.(b)	1,090
210	Pandora Media, Inc.(b)	1,940
15	Park Electrochemical Corp.	321
39	Paycom Software, Inc.(b)	6,050
24	Paylocity Holding Corp.(b)	1,907
9	PC Connection, Inc.	357
21	PDF Solutions, Inc.(b)	183
30	Pegasystems, Inc.	1,911
27	Perficient, Inc.(b)	776
110	Perspecta, Inc.	2,559
52	Photronics, Inc.(b)	556
26	Plantronics, Inc.	1,748
26	Plexus Corp.(b)	1,645
23	Power Integrations, Inc.	1,687
25	Presidio, Inc.(b)	378
33	Progress Software Corp.	1,351
39	Proofpoint, Inc.(b)	4,627
28	PROS Holdings, Inc.(b)	1,033
90	PTC, Inc.(b)	8,995
115	Pure Storage, Inc., Class A(b)	3,087
30	Q2 Holdings, Inc.(b)	1,869
8	QAD, Inc., Class A	485
26	Qualys, Inc.(b)	2,367
24	Quantenna Communications, Inc.(b)	438
29	QuinStreet, Inc.(b)	440
70	Quotient Technology, Inc.(b)	1,046
85	Rambus, Inc.(b)	1,039
22	Rapid7, Inc.(b)	839

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
57	RealPage, Inc.(b)	$3,557
39	Ribbon Communications, Inc.(b)	270
52	RingCentral, Inc., Class A(b)	4,844
14	Rogers Corp.(b)	1,933
23	Rudolph Technologies, Inc.(b)	639
50	SailPoint Technologies Holding, Inc.(b)	1,546
52	Sanmina Corp.(b)	1,602
19	ScanSource, Inc.(b)	772
34	Science Applications International Corp.	3,067
53	Semtech Corp.(b)	3,167
20	SendGrid, Inc.(b)	725
54	ServiceSource International, Inc.(b)	172
14	Shutterstock, Inc.	771
33	Silicon Laboratories, Inc.(b)	3,234
8	SMART Global Holdings, Inc.(b)	264
27	SolarEdge Technologies, Inc.(b)	1,295
13	SPS Commerce, Inc.(b)	1,277
13	Stamps.com, Inc.(b)	3,230
48	SunPower Corp.(b)	323
35	Sykes Enterprises, Inc.(b)	1,058
26	Synaptics, Inc.(b)	1,255
23	SYNNEX Corp.	2,230
32	Syntel, Inc.(b)	1,304
53	Tableau Software, Inc., Class A(b)	5,929
28	Tech Data Corp.(b)	2,037
16	TechTarget, Inc.(b)	384
97	Teradata Corp.(b)	4,023
152	Teradyne, Inc.	6,261
92	TiVo Corp.	1,256
24	Trade Desk, Inc. (The), Class A(b)	3,405
103	Travelport Worldwide Ltd.	1,913
53	TrueCar, Inc.(b)	682
12	TTEC Holdings, Inc.	314
79	TTM Technologies, Inc.(b)	1,477
6	Tucows, Inc., Class A(b)	351
54	Twilio, Inc., Class A(b)	4,356
28	Tyler Technologies, Inc.(b)	6,915
18	Ubiquiti Networks, Inc.	1,615
23	Ultimate Software Group, Inc. (The)(b)	7,122
35	Ultra Clean Holdings, Inc.(b)	534
38	Unisys Corp.(b)	707
33	Universal Display Corp.	4,039
12	Upland Software, Inc.(b)	447
22	Varonis Systems, Inc.(b)	1,626
36	Veeco Instruments, Inc.(b)	432
51	Verint Systems, Inc.(b)	2,476
87	Versum Materials, Inc.	3,462
44	ViaSat, Inc.(b)	2,764
172	Viavi Solutions, Inc.(b)	1,926
22	Virtusa Corp.(b)	1,282
102	Vishay Intertechnology, Inc.	2,428
31	Web.com Group, Inc.(b)	866
34	WEX, Inc.(b)	6,467
17	Workiva, Inc., Class A(b)	626
41	Xcerra Corp.(b)	594
19	XO Group, Inc.(b)	571

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
38	Xperi Corp.	$597
61	Yelp, Inc., Class A(b)	2,874
37	Yext, Inc.(b)	920
42	Zebra Technologies Corp., Class A(b)	7,213
81	Zendesk, Inc.(b)	5,580
609	Zynga, Inc., Class A(b)	2,533

		483,793

	Materials—5.4%
23	A. Schulman, Inc.(d)	46
23	AdvanSix, Inc.(b)	778
17	AgroFresh Solutions, Inc.(b)	113
240	AK Steel Holding Corp.(b)	1,066
144	Alcoa Corp.(b)	6,432
97	Allegheny Technologies, Inc.(b)	2,622
20	American Vanguard Corp.	438
48	AptarGroup, Inc.	5,026
48	Ashland Global Holdings, Inc.	4,042
25	Balchem Corp.	2,772
70	Bemis Co., Inc.	3,450
102	Berry Global Group, Inc.(b)	4,868
29	Boise Cascade Co.	1,267
48	Cabot Corp.	3,116
36	Carpenter Technology Corp.	2,148
40	Century Aluminum Co.(b)	505
6	Chase Corp.	744
13	Clearwater Paper Corp.(b)	378
214	Cleveland-Cliffs, Inc.(b)	2,151
138	Coeur Mining, Inc.(b)	784
93	Commercial Metals Co.	2,009
26	Compass Minerals International, Inc.	1,626
48	Domtar Corp.	2,443
38	Eagle Materials, Inc.	3,509
60	Ferro Corp.(b)	1,317
15	Forterra, Inc.(b)	127
20	FutureFuel Corp.	297
53	GCP Applied Technologies, Inc.(b)	1,336
247	Graphic Packaging Holding Co.	3,512
20	Greif, Inc., Class A	1,104
4	Greif, Inc., Class B	227
39	H.B. Fuller Co.	2,223
7	Hawkins, Inc.	289
9	Haynes International, Inc.	355
391	Hecla Mining Co.	1,110
169	Huntsman Corp.	5,153
34	Ingevity Corp.(b)	3,434
15	Innophos Holdings, Inc.	656
19	Innospec, Inc.	1,474
76	Intrepid Potash, Inc.(b)	258
13	Kaiser Aluminum Corp.	1,425
71	KapStone Paper and Packaging Corp.	2,439
10	KMG Chemicals, Inc.	775
16	Koppers Holdings, Inc.(b)	567
24	Kraton Corp.(b)	1,129
18	Kronos Worldwide, Inc.	362
116	Louisiana-Pacific Corp.	3,383
15	Materion Corp.	957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
200	McEwen Mining, Inc.	$394
35	Mercer International, Inc. (Canada)	619
27	Minerals Technologies, Inc.	1,813
18	Myers Industries, Inc.	401
13	Neenah, Inc.	1,186
7	NewMarket Corp.	2,807
133	Olin Corp.	4,087
34	OMNOVA Solutions, Inc.(b)	308
124	Owens-Illinois, Inc.(b)	2,191
33	P.H. Glatfelter Co.	635
186	Platform Specialty Products Corp.(b)	2,466
63	PolyOne Corp.	2,662
31	PQ Group Holdings, Inc.(b)	552
11	Quaker Chemical Corp.	1,982
45	Rayonier Advanced Materials, Inc.	941
57	Reliance Steel & Aluminum Co.	5,010
44	Resolute Forest Products, Inc.(b)	605
52	Royal Gold, Inc.	3,966
104	RPM International, Inc.	7,020
13	Ryerson Holding Corp.(b)	135
20	Schnitzer Steel Industries, Inc., Class A	527
23	Schweitzer-Mauduit International, Inc.	936
34	Scotts Miracle-Gro Co. (The)	2,540
34	Sensient Technologies Corp.	2,415
59	Silgan Holdings, Inc.	1,608
79	Sonoco Products Co.	4,427
16	Stepan Co.	1,427
85	Summit Materials, Inc., Class A(b)	1,808
44	SunCoke Energy, Inc.(b)	491
29	TimkenSteel Corp.(b)	406
19	Tredegar Corp.	417
34	Trinseo SA	2,623
81	Tronox Ltd., Class A	1,311
2	United States Lime & Minerals, Inc.	152
138	United States Steel Corp.	4,096
12	US Concrete, Inc.(b)	578
156	Valvoline, Inc.	3,357
43	Venator Materials PLC(b)	519
27	Verso Corp., Class A(b)	848
52	W.R. Grace & Co.	3,674
27	Warrior Met Coal, Inc.	649
37	Worthington Industries, Inc.	1,723

		162,554

	Real Estate—10.0%
65	Acadia Realty Trust REIT	1,854
24	Agree Realty Corp. REIT	1,370
51	Alexander & Baldwin, Inc. REIT	1,197
2	Alexander’s, Inc. REIT	722
10	Altisource Portfolio Solutions SA(b)	362
27	American Assets Trust, Inc. REIT	1,066
106	American Campus Communities, Inc. REIT	4,445
208	American Homes 4 Rent, Class A REIT	4,826
44	Americold Realty Trust REIT	1,096
122	Apartment Investment & Management Co., Class A REIT	5,344
169	Apple Hospitality REIT, Inc. REIT	2,983

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
34	Armada Hoffler Properties, Inc. REIT	$530
74	Ashford Hospitality Trust, Inc. REIT	480
19	Braemar Hotels & Resorts, Inc. REIT	219
141	Brandywine Realty Trust REIT	2,363
236	Brixmor Property Group, Inc. REIT	4,300
65	CareTrust REIT, Inc. REIT	1,199
43	CatchMark Timber Trust, Inc., Class A REIT	539
130	CBL & Associates Properties, Inc. REIT	580
65	Cedar Realty Trust, Inc. REIT	291
35	Chatham Lodging Trust REIT	751
46	Chesapeake Lodging Trust REIT	1,514
378	Colony Capital, Inc. REIT	2,317
93	Columbia Property Trust, Inc. REIT	2,239
13	Community Healthcare Trust, Inc. REIT	403
90	CoreCivic, Inc. REIT	2,330
31	CorePoint Lodging, Inc. REIT	646
27	CoreSite Realty Corp. REIT	3,145
82	Corporate Office Properties Trust REIT	2,524
326	Cousins Properties, Inc. REIT	3,048
143	CubeSmart REIT	4,369
78	CyrusOne, Inc. REIT	5,223
119	DDR Corp. REIT	1,665
152	DiamondRock Hospitality Co. REIT	1,818
127	Douglas Emmett, Inc. REIT	4,961
51	Easterly Government Properties, Inc. REIT	1,033
28	EastGroup Properties, Inc. REIT	2,724
60	Education Realty Trust, Inc. REIT	2,483
111	Empire State Realty Trust, Inc., Class A REIT	1,952
57	EPR Properties REIT	4,000
94	Equity Commonwealth REIT(b)	3,014
66	Equity LifeStyle Properties, Inc. REIT	6,394
95	First Industrial Realty Trust, Inc. REIT	3,084
44	Five Point Holdings LLC, Class A(b)	481
181	Forest City Realty Trust, Inc., Class A REIT	4,552
8	Forestar Group, Inc.(b)	206
46	Four Corners Property Trust, Inc. REIT	1,239
77	Franklin Street Properties Corp. REIT	660
39	Front Yard Residential Corp. REIT	477
5	FRP Holdings, Inc.(b)	326
157	Gaming and Leisure Properties, Inc. REIT	5,619
95	GEO Group, Inc. (The) REIT	2,410
25	Getty Realty Corp. REIT	728
19	Gladstone Commercial Corp. REIT	378
50	Global NET Lease, Inc. REIT	1,084
82	Government Properties Income Trust REIT	1,387
99	Healthcare Realty Trust, Inc. REIT	3,065
163	Healthcare Trust of America, Inc., Class A REIT	4,657
32	Hersha Hospitality Trust REIT	755
28	HFF, Inc., Class A	1,271
80	Highwoods Properties, Inc. REIT	3,979
131	Hospitality Properties Trust REIT	3,798
32	Howard Hughes Corp. (The)(b)	4,172
124	Hudson Pacific Properties, Inc. REIT	4,196
62	Independence Realty Trust, Inc. REIT	640
18	Industrial Logistics Properties Trust REIT	433
33	InfraREIT, Inc. REIT(b)	689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
92	Investors Real Estate Trust REIT	$501
49	iStar, Inc. REIT	548
87	JBG SMITH Properties REIT	3,259
104	Kennedy-Wilson Holdings, Inc.	2,231
77	Kilroy Realty Corp. REIT	5,632
63	Kite Realty Group Trust REIT	1,101
65	Lamar Advertising Co., Class A REIT	5,008
85	LaSalle Hotel Properties REIT	2,984
165	Lexington Realty Trust REIT	1,541
36	Life Storage, Inc. REIT	3,514
30	LTC Properties, Inc. REIT	1,393
69	Mack-Cali Realty Corp. REIT	1,507
13	Marcus & Millichap, Inc.(b)	473
289	Medical Properties Trust, Inc. REIT	4,349
58	MGM Growth Properties LLC, Class A REIT	1,782
62	Monmouth Real Estate Investment Corp. REIT	1,078
32	National Health Investors, Inc. REIT	2,536
43	National Storage Affiliates Trust REIT	1,219
62	New Senior Investment Group, Inc. REIT	393
12	New York REIT, Inc. REIT	224
12	NexPoint Residential Trust, Inc. REIT	388
40	NorthStar Realty Europe Corp. REIT	549
153	Omega Healthcare Investors, Inc. REIT	5,057
10	One Liberty Properties, Inc. REIT	288
106	Outfront Media, Inc. REIT	2,106
168	Paramount Group, Inc. REIT	2,668
157	Park Hotels & Resorts, Inc. REIT	5,252
53	Pebblebrook Hotel Trust REIT	2,046
53	Pennsylvania Real Estate Investment Trust REIT	541
144	Physicians Realty Trust REIT	2,519
99	Piedmont Office Realty Trust, Inc., Class A REIT	1,964
47	PotlatchDeltic Corp. REIT	2,270
37	Preferred Apartment Communities, Inc., Class A REIT	659
16	PS Business Parks, Inc. REIT	2,087
41	QTS Realty Trust, Inc., Class A REIT	1,875
60	Ramco-Gershenson Properties Trust REIT	838
103	Rayonier, Inc. REIT	3,587
14	RE/MAX Holdings, Inc., Class A	690
105	Realogy Holdings Corp.	2,246
35	Redfin Corp.(b)	693
92	Retail Opportunity Investments Corp. REIT	1,816
169	Retail Properties of America, Inc., Class A REIT	2,151
11	Retail Value, Inc. REIT(b)	393
65	Rexford Industrial Realty, Inc. REIT	2,113
135	RLJ Lodging Trust REIT	2,958
5	RMR Group, Inc. (The), Class A	472
37	Ryman Hospitality Properties, Inc. REIT	3,283
138	Sabra Health Care REIT, Inc. REIT	3,254
10	Saul Centers, Inc. REIT	600
51	Select Income REIT	1,048
189	Senior Housing Properties Trust REIT	3,612
25	Seritage Growth Properties, Class A REIT	1,287
36	Spirit MTA REIT(b)	386
335	Spirit Realty Capital, Inc. REIT	2,804
31	St. Joe Co. (The)(b)	533

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
80	STAG Industrial, Inc., Class A REIT	$2,310
136	STORE Capital Corp. REIT	3,918
79	Summit Hotel Properties, Inc. REIT	1,085
63	Sun Communities, Inc. REIT	6,500
181	Sunstone Hotel Investors, Inc. REIT	3,037
73	Tanger Factory Outlet Centers, Inc. REIT	1,756
49	Taubman Centers, Inc. REIT	3,166
16	Tejon Ranch Co.(b)	356
42	Terreno Realty Corp. REIT	1,613
36	Tier REIT, Inc. REIT	858
23	UMH Properties, Inc. REIT	367
134	Uniti Group, Inc. REIT(b)	2,790
10	Universal Health Realty Income Trust REIT	763
87	Urban Edge Properties REIT	1,989
23	Urstadt Biddle Properties, Inc., Class A REIT	523
215	VICI Properties, Inc. REIT	4,496
141	Washington Prime Group, Inc. REIT	1,091
64	Washington Real Estate Investment Trust REIT	2,020
98	Weingarten Realty Investors REIT	3,031
29	Whitestone REIT	396
84	WP Carey, Inc. REIT	5,593
81	Xenia Hotels & Resorts, Inc. REIT	1,965

		300,534

	Telecommunication Services—0.5%
9	ATN International, Inc.	659
36	Boingo Wireless, Inc.(b)	1,191
29	Cincinnati Bell, Inc.(b)	377
33	Cogent Communications Holdings, Inc.	1,805
52	Consolidated Communications Holdings, Inc.	614
60	Frontier Communications Corp.	312
623	Globalstar, Inc.(b)	318
75	Iridium Communications, Inc.(b)	1,519
52	ORBCOMM, Inc.(b)	561
7	pdvWireless, Inc.(b)	210
36	Shenandoah Telecommunications Co.	1,373
16	Spok Holdings, Inc.	246
75	Telephone & Data Systems, Inc.	2,253
10	United States Cellular Corp.(b)	428
175	Vonage Holdings Corp.(b)	2,481
29	Windstream Holdings, Inc.(b)	137

		14,484

	Utilities—2.8%
41	ALLETE, Inc.	3,078
28	American States Water Co.	1,692
141	Aqua America, Inc.	5,242
12	AquaVenture Holdings Ltd.(b)	218
51	Avista Corp.	2,617
41	Black Hills Corp.	2,413
37	California Water Service Group	1,523
12	Chesapeake Utilities Corp.	1,032
9	Connecticut Water Service, Inc.	617
31	El Paso Electric Co.	1,900
87	Hawaiian Electric Industries, Inc.	3,069
39	IDACORP, Inc.	3,816
148	MDU Resources Group, Inc.	4,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
27	MGE Energy, Inc.	$1,767
12	Middlesex Water Co.	550
62	National Fuel Gas Co.	3,443
70	New Jersey Resources Corp.	3,192
44	NextEra Energy Partners LP	2,134
22	Northwest Natural Gas Co.	1,428
40	NorthWestern Corp.	2,398
234	NRG Energy, Inc.	8,281
26	NRG Yield, Inc., Class A	512
48	NRG Yield, Inc., Class C	953
42	ONE Gas, Inc.	3,298
29	Ormat Technologies, Inc.	1,527
27	Otter Tail Corp.	1,293
62	Pattern Energy Group, Inc., Class A	1,264
61	PNM Resources, Inc.	2,376
71	Portland General Electric Co.	3,294
12	SJW Corp.	695
67	South Jersey Industries, Inc.	2,223
37	Southwest Gas Holdings, Inc.	2,861
9	Spark Energy, Inc., Class A	79
40	Spire, Inc.	2,982
52	TerraForm Power, Inc., Class A	581
11	Unitil Corp.	556
66	Vectren Corp.	4,699
10	York Water Co. (The)	301

		84,032

	Total Investments in Securities (Cost $2,585,017)-100.0%	3,011,203
	Other assets less liabilities—0.0%	94

	Net Assets—100.0%	$3,011,297

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments

Invesco PureBetaSM US Aggregate Bond ETF (PBND)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	U.S. Treasury Securities—39.3%
	U.S. Treasury Bonds—11.5%
$200,000	U.S. Treasury Bonds	7.625%	11/15/2022	$238,715
200,000	U.S. Treasury Bonds	6.250	08/15/2023	232,441
100,000	U.S. Treasury Bonds	7.500	11/15/2024	126,828
200,000	U.S. Treasury Bonds	6.625	02/15/2027	257,141
100,000	U.S. Treasury Bonds	5.250	11/15/2028	121,021
50,000	U.S. Treasury Bonds	4.500	02/15/2036	60,960
200,000	U.S. Treasury Bonds	4.250	05/15/2039	240,188
100,000	U.S. Treasury Bonds	4.500	08/15/2039	124,068
100,000	U.S. Treasury Bonds	4.375	11/15/2039	122,291
100,000	U.S. Treasury Bonds	4.750	02/15/2041	128,932
200,000	U.S. Treasury Bonds	2.750	08/15/2042	191,496
100,000	U.S. Treasury Bonds	2.875	05/15/2043	97,762
50,000	U.S. Treasury Bonds	3.750	11/15/2043	56,566
200,000	U.S. Treasury Bonds	3.625	02/15/2044	222,039
200,000	U.S. Treasury Bonds	2.875	08/15/2045	195,070
200,000	U.S. Treasury Bonds	2.250	08/15/2046	171,375
200,000	U.S. Treasury Bonds	3.000	05/15/2047	199,680

				2,786,573

	U.S. Treasury Notes—27.8%
200,000	U.S. Treasury Notes	1.625	08/31/2019	198,340
200,000	U.S. Treasury Notes	0.875	09/15/2019	196,734
200,000	U.S. Treasury Notes	3.375	11/15/2019	201,969
200,000	U.S. Treasury Notes	1.625	12/31/2019	197,598
200,000	U.S. Treasury Notes	1.250	02/29/2020	196,176
200,000	U.S. Treasury Notes	1.375	04/30/2020	196,055
200,000	U.S. Treasury Notes	3.500	05/15/2020	202,926
200,000	U.S. Treasury Notes	1.500	06/15/2020	196,156
200,000	U.S. Treasury Notes	2.625	08/15/2020	200,000
200,000	U.S. Treasury Notes	1.375	10/31/2020	194,703
100,000	U.S. Treasury Notes	2.625	11/15/2020	99,924
250,000	U.S. Treasury Notes	1.625	11/30/2020	244,448
100,000	U.S. Treasury Notes	1.750	12/31/2020	97,971
200,000	U.S. Treasury Notes	1.250	03/31/2021	192,988
200,000	U.S. Treasury Notes	3.125	05/15/2021	202,301
200,000	U.S. Treasury Notes	1.125	06/30/2021	191,578
200,000	U.S. Treasury Notes	1.125	09/30/2021	190,750
200,000	U.S. Treasury Notes	1.750	11/30/2021	194,098
200,000	U.S. Treasury Notes	1.875	11/30/2021	194,863
200,000	U.S. Treasury Notes	2.000	02/15/2022	195,328
200,000	U.S. Treasury Notes	1.875	03/31/2022	194,281
200,000	U.S. Treasury Notes	1.750	05/15/2022	193,195
200,000	U.S. Treasury Notes	2.125	06/30/2022	195,680
100,000	U.S. Treasury Notes	2.000	02/15/2023	96,955
200,000	U.S. Treasury Notes	1.500	02/28/2023	189,633
100,000	U.S. Treasury Notes	1.750	05/15/2023	95,689
100,000	U.S. Treasury Notes	2.500	08/15/2023	98,904
200,000	U.S. Treasury Notes	2.750	11/15/2023	200,043
200,000	U.S. Treasury Notes	2.250	01/31/2024	194,902
200,000	U.S. Treasury Notes	2.000	06/30/2024	191,727
200,000	U.S. Treasury Notes	2.375	08/15/2024	195,543
150,000	U.S. Treasury Notes	2.250	11/15/2024	145,418
200,000	U.S. Treasury Notes	2.000	02/15/2025	190,605
200,000	U.S. Treasury Notes	2.250	11/15/2025	192,719
50,000	U.S. Treasury Notes	1.625	05/15/2026	45,887
100,000	U.S. Treasury Notes	1.500	08/15/2026	90,602
200,000	U.S. Treasury Notes	2.000	11/15/2026	187,871
150,000	U.S. Treasury Notes	2.250	08/15/2027	142,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	U.S. Treasury Securities (continued)
	U.S. Treasury Notes (continued)
$100,000	U.S. Treasury Notes	2.750%	02/15/2028	$99,121

				6,726,606

	Total U.S. Treasury Securities (Cost $9,743,084)			9,513,179

	Corporate Bonds and Notes—28.6%
	Aerospace/Defense—0.4%
100,000	United Technologies Corp.	4.500	06/01/2042	99,520

	Agriculture—0.4%
100,000	Philip Morris International, Inc.	4.125	03/04/2043	94,757

	Airlines—0.4%
100,000	Delta Air Lines, Inc.	2.875	03/13/2020	99,289

	Auto Manufacturers—0.4%
100,000	General Motors Financial Co., Inc.	3.200	07/06/2021	98,749

	Banks—6.7%
100,000	Bank of America Corp., MTN	3.875	08/01/2025	100,126
100,000	Bank of New York Mellon Corp. (The), MTN	2.200	08/16/2023	94,549
200,000	Barclays PLC (United Kingdom)	3.250	01/12/2021	198,014
100,000	Citigroup, Inc.	8.125	07/15/2039	144,341
100,000	Goldman Sachs Group, Inc. (The)	2.875	02/25/2021	99,251
200,000	HSBC Holdings PLC (United Kingdom)	3.900	05/25/2026	197,093
100,000	JPMorgan Chase & Co.	2.250	01/23/2020	99,015
100,000	JPMorgan Chase & Co.	3.964	11/15/2048	92,715
100,000	Kreditanstalt Fuer Wiederaufbau (Germany)	1.625	05/29/2020	98,117
100,000	Morgan Stanley, Series F, GMTN	3.875	04/29/2024	100,635
100,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.934	03/09/2021	99,028
100,000	Toronto-Dominion Bank (The) (Canada)	3.625	09/15/2031	95,042
100,000	Wells Fargo & Co.	3.069	01/24/2023	97,929
100,000	Westpac Banking Corp. (Australia)	1.600	08/19/2019	98,976

				1,614,831

	Beverages—0.8%
100,000	Anheuser-Busch InBev Finance, Inc. (Belgium)	3.650	02/01/2026	98,024
100,000	PepsiCo, Inc.	2.150	10/14/2020	98,622

				196,646

	Biotechnology—0.8%
100,000	Amgen, Inc.	4.663	06/15/2051	100,400
100,000	Gilead Sciences, Inc.	2.550	09/01/2020	99,141

				199,541

	Chemicals—0.4%
100,000	Dow Chemical Co. (The)	4.375	11/15/2042	95,051

	Computers—0.5%
100,000	International Business Machines Corp.	6.500	01/15/2028	121,029

	Diversified Financial Services—0.8%
100,000	Air Lease Corp.	3.625	04/01/2027	93,969
100,000	American Express Credit Corp., MTN	2.200	03/03/2020	98,805

				192,774

	Electric—2.1%
100,000	Dominion Energy, Inc.	3.625	12/01/2024	98,457
100,000	Duke Energy Corp.	3.750	09/01/2046	90,070
100,000	Exelon Corp.	2.850	06/15/2020	99,384
100,000	Georgia Power Co.	4.300	03/15/2043	96,972

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes (continued)
	Electric (continued)
$100,000	Pacific Gas & Electric Co.	6.050%	03/01/2034	$112,660

				497,543

	Environmental Control—0.4%
100,000	Waste Management, Inc.	3.900	03/01/2035	98,412

	Food—0.4%
100,000	Kraft Heinz Foods Co.	5.200	07/15/2045	97,772

	Healthcare-Products—0.4%
100,000	Abbott Laboratories	4.900	11/30/2046	109,362

	Healthcare-Services—0.4%
100,000	UnitedHealth Group, Inc.	2.125	03/15/2021	97,750

	Housewares—0.4%
100,000	Newell Brands, Inc.	2.875	12/01/2019	99,603

	Insurance—1.3%
100,000	Berkshire Hathaway Finance Corp.	2.900	10/15/2020	100,272
100,000	Chubb INA Holdings, Inc.	2.300	11/03/2020	98,483
100,000	MetLife, Inc.	6.400	12/15/2036	107,625

				306,380

	Internet—0.4%
100,000	Amazon.com, Inc.	2.500	11/29/2022	97,744

	Iron/Steel—0.5%
100,000	Vale Overseas Ltd. (Brazil)	6.250	08/10/2026	110,138

	Machinery-Diversified—0.4%
100,000	John Deere Capital Corp., MTN	1.250	10/09/2019	98,338

	Media—0.8%
100,000	Comcast Corp.	2.750	03/01/2023	97,562
100,000	Warner Media LLC	4.875	03/15/2020	102,510

				200,072

	Miscellaneous Manufacturing—0.5%
100,000	General Electric Co., Series A, GMTN	6.750	03/15/2032	124,160

	Multi-National—1.2%
100,000	African Development Bank (Supranational)	1.125	09/20/2019	98,506
100,000	Asian Development Bank (Supranational)	1.875	10/23/2018	99,956
100,000	Asian Development Bank, GMTN (Supranational)	1.750	01/10/2020	98,820

				297,282

	Oil & Gas—1.6%
100,000	Anadarko Petroleum Corp.	3.450	07/15/2024	97,140
100,000	BP Capital Markets PLC (United Kingdom)	3.119	05/04/2026	96,490
100,000	Exxon Mobil Corp.	2.726	03/01/2023	98,488
100,000	Valero Energy Corp.	3.400	09/15/2026	95,517

				387,635

	Pharmaceuticals—1.2%
100,000	AbbVie, Inc.	3.600	05/14/2025	97,826
100,000	Bayer US Finance II LLC (Germany)(a)	2.750	07/15/2021	97,457
100,000	CVS Health Corp.	2.875	06/01/2026	92,028

				287,311

	Pipelines—1.3%
100,000	Energy Transfer Partners LP	6.125	12/15/2045	106,289
100,000	Kinder Morgan Energy Partners LP	3.950	09/01/2022	101,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes (continued)
	Pipelines (continued)
$100,000	TransCanada PipeLines Ltd. (Canada)	4.625%	03/01/2034	$101,659

				309,131

	REITs—0.8%
100,000	American Tower Corp.	3.500	01/31/2023	98,745
100,000	Boston Properties LP	3.800	02/01/2024	100,217

				198,962

	Retail—0.5%
100,000	Home Depot, Inc. (The)	5.875	12/16/2036	123,246

	Semiconductors—0.4%
100,000	Intel Corp.	2.700	12/15/2022	98,556

	Software—0.8%
100,000	Microsoft Corp.	3.700	08/08/2046	96,876
100,000	Oracle Corp.	1.900	09/15/2021	96,841

				193,717

	Telecommunications—0.8%
100,000	AT&T, Inc.	3.400	05/15/2025	95,216
100,000	Verizon Communications, Inc.	5.012	04/15/2049	100,949

				196,165

	Transportation—0.4%
100,000	Burlington Northern Santa Fe LLC	3.050	09/01/2022	99,399

	Total Corporate Bonds and Notes (Cost $7,177,111)			6,940,865

	U.S. Government Sponsored Agency Mortgage-Backed Securities—23.3%
	Collateralized Mortgage Obligations—23.3%
216,016	Federal Home Loan Mortgage Corp. (FHLMC)	3.000	11/01/2028	215,955
104,249	Federal Home Loan Mortgage Corp. (FHLMC)	3.500	02/01/2043	104,518
205,507	Federal Home Loan Mortgage Corp. (FHLMC)	3.500	05/01/2045	205,292
72,170	Federal Home Loan Mortgage Corp. (FHLMC)	3.500	03/01/2046	72,195
414,910	Federal Home Loan Mortgage Corp. (FHLMC)	3.000	06/01/2046	402,309
222,911	Federal Home Loan Mortgage Corp. (FHLMC)	4.000	08/01/2047	227,395
236,243	Federal Home Loan Mortgage Corp. (FHLMC)	3.500	10/01/2047	235,217
150,000	Federal Home Loan Mortgage Corp. (FHLMC)	4.000	09/01/2048	152,947
88,904	Federal National Mortgage Association (FNMA)	3.500	12/01/2028	90,253
205,298	Federal National Mortgage Association (FNMA)	3.500	10/01/2042	205,880
348,234	Federal National Mortgage Association (FNMA)	3.500	08/01/2045	347,226
342,155	Federal National Mortgage Association (FNMA)	3.000	09/01/2046	331,583
176,389	Federal National Mortgage Association (FNMA)	3.000	12/01/2046	170,910
310,224	Federal National Mortgage Association (FNMA)	3.000	12/01/2046	301,889
225,947	Federal National Mortgage Association (FNMA)	3.500	08/01/2047	224,908
271,756	Federal National Mortgage Association (FNMA)	4.000	09/01/2047	276,949
362,933	Federal National Mortgage Association (FNMA)	4.000	10/01/2047	369,863
93,777	Federal National Mortgage Association (FNMA)	4.000	12/01/2047	95,651
75,565	Government National Mortgage Association (GNMA)	3.500	04/20/2042	76,483
90,735	Government National Mortgage Association (GNMA)	4.000	11/15/2046	93,247
464,744	Government National Mortgage Association (GNMA)	3.000	11/20/2046	455,025
189,333	Government National Mortgage Association (GNMA)	4.000	05/20/2047	194,692
463,777	Government National Mortgage Association (GNMA)	3.500	08/20/2047	466,046
328,643	Government National Mortgage Association (GNMA)	3.500	09/20/2047	330,251

	Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $5,826,954)			5,646,684

	Sovereign Debt Obligations—3.1%
	Canada—0.4%
100,000	Province of Alberta Canada	2.200	07/26/2022	96,646

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Hungary—0.9%
$200,000	Hungary Government International Bond	5.375%	02/21/2023	$213,395

	Indonesia—0.6%
100,000	Indonesia Government International Bond(a)	8.500	10/12/2035	139,552

	Japan—0.8%
200,000	Japan Bank For International Cooperation	2.875	06/01/2027	194,250

	Mexico—0.4%
100,000	Mexico Government International Bond, GMTN	4.750	03/08/2044	95,800

	Total Sovereign Debt Obligations (Cost $773,510)			739,643

	Commercial Mortgage-Backed Securities—1.8%
100,000	COMM Mortgage Trust, Class A5, Ser. 2015-CR22	3.309	03/10/2048	99,182
200,000	Wells Fargo Commercial Mortgage Trust, Class A4, Ser. 2015-NXS2	3.498	07/15/2058	200,406
100,000	Wells Fargo Commercial Mortgage Trust, Class B, Series 2015-LC20	3.719	04/15/2050	97,988
50,000	WFRBS Commercial Mortgage Trust, Class C, Series 2012-C9	4.543	11/15/2045	50,029

	Total Commercial Mortgage-Backed Securities (Cost $460,792)			447,605

	U.S. Government Sponsored Agency Securities—1.7%
100,000	Federal Home Loan Banks (FHLB)	2.625	05/28/2020	100,005
100,000	Federal Home Loan Mortgage Corp. (FHLMC)	2.375	01/13/2022	98,815
100,000	Federal National Mortgage Association (FNMA)	2.625	09/06/2024	98,633
100,000	Resolution Funding Corp., Series A	8.625	01/15/2021	113,300

	Total U.S. Government Sponsored Agency Securities (Cost $415,878)			410,753

	Asset-Backed Securities—1.2%
200,000	Capital One Multi-Asset Execution Trust, Class A4, Ser. 2016-A4	1.330	06/15/2022	197,485
100,000	Ford Credit Auto Owner Trust 2018-Rev1, Class A, Series 2018-1(a)	3.190	07/15/2031	98,477

	Total Asset-Backed Securities (Cost $297,087)			295,962

	Municipal Bonds—0.6%
	Ad Valorem Property Tax—0.6%
100,000	California State Various Purpose Ser. 09	7.550	04/01/2039
	(Cost $152,621)			148,667

Number of Shares
	Money Market Fund—0.6%
147,058	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(b) (Cost $147,058)			147,058

	Total Investments in Securities (Cost $24,994,095)—100.2%			24,290,416
	Other assets less liabilities—(0.2)%			(57,224)

	Net Assets—100.0%			$24,233,192

Investment Abbreviations:

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Ser.—Series

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

August 31, 2018

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $335,486, which represented 1.38% of the Fund’s Net Assets.

(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Assets and Liabilities

August 31, 2018

	Invesco PureBetaSM MSCI USA ETF (PBUS)	Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Assets:
Unaffiliated investments in securities, at value	$2,902,460	$3,009,823	$24,143,358
Affiliated investments in securities, at value	1,085	1,380	147,058
Receivables:
Dividends and interest	5,237	2,269	147,367
Investments sold	5,028	14,341	789,249

Total Assets	2,913,810	3,027,813	25,227,032

Liabilities:
Due to custodian	1,400	1,209	—
Payables:
Investments purchased	3,312	15,157	992,831
Accrued unitary management fees	97	150	1,009

Total Liabilities	4,809	16,516	993,840

Net Assets	$2,909,001	$3,011,297	$24,233,192

Net Assets Consist of:
Shares of beneficial interest	$2,500,025	$2,500,025	$24,991,283
Undistributed net investment income	11,137	8,416	—
Undistributed net realized gain (loss)	4,050	76,670	(54,412)
Net unrealized appreciation (depreciation)	393,789	426,186	(703,679)

Net Assets	$2,909,001	$3,011,297	$24,233,192

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,001	100,001	1,000,001
Net asset value	$29.09	$30.11	$24.23

Market price	$29.09	$30.11	$24.25

Unaffiliated investments in securities, at cost	$2,508,248	$2,583,561	$24,847,037

Affiliated investments in securities, at cost	$1,508	$1,456	$147,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

(This Page Intentionally Left Blank)

41

Statements of Operations

For the period November 1, 2017 through August 31, 2018 and period ended October 31, 2017

	Invesco PureBetaSM MSCI USA ETF (PBUS)		Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)
	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)
Investment Income:
Unaffiliated dividend income	$44,082	$3,754	$31,181	$3,558
Affiliated dividend income	68	—	125	35
Non-cash dividend income	—	—	2,005	—
Unaffiliated interest income	—	—	—	—
Foreign withholding tax	(3)	(5)	(19)	—

Total Income	44,147	3,749	33,292	3,593

Expenses:
Unitary management fees	906	111	1,377	170

Less: Waivers	(2)	—	(2)	—

Net Expenses	904	111	1,375	170

Net Investment Income	43,243	3,638	31,917	3,423

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	4,577	(620)	76,656	(99)

Net realized gain (loss)	4,577	(620)	76,656	(99)

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	327,595	66,618	323,121	103,141
Affiliated investment securities	(526)	102	(84)	8

Net change in unrealized appreciation (depreciation)	327,069	66,720	323,037	103,149

Net realized and unrealized gain (loss)	331,646	66,100	399,693	103,050

Net increase (decrease) in net assets resulting from operations	$374,889	$69,738	$431,610	$106,473

(a)	For the period September 19, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period September 27, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Ten Months Ended August 31, 2018	Period Ended October 31, 2017(b)

$1	$—
1,614	588
—	—
527,944	55,450
(140)	—

529,419	56,038

10,173	1,130

(218)	(159)

9,955	971

519,464	55,067

(35,744)	—

(35,744)	—

(665,580)	(38,099)
—	—

(665,580)	(38,099)

(701,324)	(38,099)

$(181,860)	$16,968

43

Statements of Changes in Net Assets

For the period November 1, 2017 through August 31, 2018 and the period ended October 31, 2017

	Invesco PureBetaSM MSCI USA ETF (PBUS)		Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)
	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)	Ten Months Ended August 31, 2018	Period Ended October 31, 2017(a)
Operations:
Net investment income	$43,243	$3,638	$31,917	$3,423
Net realized gain (loss)	4,577	(620)	76,656	(99)
Net change in unrealized appreciation (depreciation)	327,069	66,720	323,037	103,149

Net increase (decrease) in net assets resulting from operations	374,889	69,738	431,610	106,473

Distributions to Shareholders from:
Net investment income	(35,651)	—	(26,811)	—
Return of capital	—	—	—	—

Total distributions to shareholders	(35,651)	—	(26,811)	—

Shareholder Transactions:
Proceeds from shares sold	—	2,500,025	—	2,500,025

Net increase in net assets resulting from shares transactions	—	2,500,025	—	2,500,025

Increase (Decrease) in Net Assets	339,238	2,569,763	404,799	2,606,498

Net Assets:
Beginning of period	2,569,763	—	2,606,498	—

End of period	$2,909,001	$2,569,763	$3,011,297	$2,606,498

Undistributed net investment income at end of period	$11,137	$3,638	$8,416	$3,423

Changes in Shares Outstanding:
Shares sold	—	100,001	—	100,001
Shares repurchased	—	—	—	—
Shares outstanding, beginning of period	100,001	—	100,001	—

Shares outstanding, end of period	100,001	100,001	100,001	100,001

(a)	For the period September 19, 2017 (commencement of investment operations) through October 31, 2017.
(b)	For the period September 27, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Ten Months Ended August 31, 2018	Period Ended October 31, 2017(b)

$519,464	$55,067
(35,744)	—
(665,580)	(38,099)

(181,860)	16,968

(540,479)	(52,720)
(8,742)	—

(549,221)	(52,720)

—	25,000,025

—	25,000,025

(731,081)	24,964,273

24,964,273	—

$24,233,192	$24,964,273

$—	$3,370

—	1,000,001
—	—
1,000,001	—

1,000,001	1,000,001

45

Financial Highlights

Invesco PureBetaSM MSCI USA ETF (PBUS)

	Ten Months Ended August 31, 2018		For the Period September 19, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.70		$25.00
Net investment income(b)	0.43		0.04
Net realized and unrealized gain on investments	3.32		0.66
Total from investment operations	3.75		0.70
Distributions to shareholders from:
Net investment income	(0.36)		—
Net asset value at end of period	$29.09		$25.70
Market price at end of period(c)	$29.09		$25.70
Net Asset Value Total Return(d)	14.68%		2.80	%(e)
Market Price Total Return(d)	14.68%		2.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,909		$2,570
Ratio to average net assets of:
Expenses	0.04	%(f)	0.04	%(f)
Net investment income	1.91	%(f)	1.31	%(f)
Portfolio turnover rate(g)	4%		0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 2.96%. The market price total return from Fund Inception to October 31, 2017 was 3.09%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

	Ten Months Ended August 31, 2018		For the Period September 19, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$26.06		$25.00
Net investment income(b)	0.32		0.04
Net realized and unrealized gain on investments	4.00		1.02
Total from investment operations	4.32		1.06
Distributions to shareholders from:
Net investment income	(0.27)		—
Net asset value at end of period	$30.11		$26.06
Market price at end of period(c)	$30.11		$26.08
Net Asset Value Total Return(d)	16.66%		4.24	%(e)
Market Price Total Return(d)	16.57%		4.32	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,011		$2,606
Ratio to average net assets of:
Expenses	0.06	%(f)	0.06	%(f)
Net investment income	1.39	%(f)	1.21	%(f)
Portfolio turnover rate(g)	15%		1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 3.66%. The market price total return from Fund Inception to October 31, 2017 was 3.66%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights (continued)

Invesco PureBetaSM US Aggregate Bond ETF (PBND)

	Ten Months Ended August 31, 2018		For the Period September 27, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$24.96		$25.00
Net investment income(b)	0.52		0.06
Net realized and unrealized gain (loss) on investments	(0.70)		(0.05)
Total from investment operations	(0.18)		0.01
Distributions to shareholders from:
Net investment income	(0.54)		(0.05)
Return of capital	(0.01)		—
Total distributions to shareholders	(0.55)		(0.05)
Net asset value at end of period	$24.23		$24.96
Market price at end of period(c)	$24.25		$24.96
Net Asset Value Total Return(d)	(0.72)%		0.05	%(e)
Market Price Total Return(d)	(0.64)%		0.05	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$24,233		$24,964
Ratio to average net assets of:
Expenses, after Waivers	0.05	%(f)	0.04	%(f)
Expenses, prior to Waivers	0.05	%(f)	0.05	%(f)
Net investment income, after Waivers	2.55	%(f)	2.44	%(f)
Portfolio turnover rate(g)	20%		0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 29, 2017, the first day of trading on the exchange) to October 31, 2017 was 0.01%. The market price total return from Fund Inception to October 31, 2017 was 0.29%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco PureBetaSM MSCI USA ETF (PBUS)	“PureBetaSM MSCI USA ETF”
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	“PureBetaSM MSCI USA Small Cap ETF”
Invesco PureBetaSM US Aggregate Bond ETF (PBND)	“PureBetaSM US Aggregate Bond ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Effective August 31, 2018, each Fund’s fiscal year-end changed from October 31 to August 31.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
PureBetaSM MSCI USA ETF	MSCI USA Index
PureBetaSM MSCI USA Small Cap ETF	MSCI USA Small Cap Index
PureBetaSM US Aggregate Bond ETF	ICE BofAML US Broad Market IndexSM

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments companies are valued using such company’s NAV per share, unless the shares are exchanged-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

48

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting.

49

Equity Risk. Equity risk is the risk that the value of the securities that each Fund (except PureBetaSM US Aggregate Bond ETF) holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry or Geographic Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, each Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. PureBetaSM US Aggregate Bond ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. For each Fund (except PureBetaSM US Aggregate Bond ETF), investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Sampling Risk. For PureBetaSM US Aggregate Bond ETF, the use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in their Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Liquidity Risk. For PureBetaSM US Aggregate Bond ETF, liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

U.S. Government Obligations Risk. PureBetaSM US Aggregate Bond ETF may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

50

Call Risk. For PureBetaSM US Aggregate Bond ETF, if interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Mortgage-Backed and Asset-Backed Securities Risk. For PureBetaSM US Aggregate Bond ETF, investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

51

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for PureBetaSM US Aggregate Bond ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. PureBetaSM US Aggregate Bond ETF declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage

52

expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
PureBetaSM MSCI USA ETF	0.04%
PureBetaSM MSCI USA Small Cap ETF	0.06%
PureBetaSM US Aggregate Bond ETF	0.05%

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the period November 1, 2017 to August 31, 2018 and the fiscal period ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

	Ten Months Ended August 31, 2018	Period Ended October 31, 2017
Invesco PureBetaSM MSCI USA ETF	2	—
Invesco PureBetaSM MSCI USA Small Cap ETF	2	—
Invesco PureBetaSM US Aggregate Bond ETF	218	159

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
PureBetaSM MSCI USA ETF	MSCI Inc.
PureBetaSM MSCI USA Small Cap ETF	MSCI Inc.
PureBetaSM US Aggregate Bond ETF	ICE Data Indices, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the period November 1, 2017 to August 31, 2018.

PureBetaSM MSCI USA ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2018	Dividend Income
Invesco Ltd.	$1,611	$—	$—	$(526)	$—	$1,085	$53

PureBetaSM MSCI USA Small Cap ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2018	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$1,464	$—	$—	$(84)	$—	$1,380	$107

53

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of August 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period November 1, 2017 to August 31, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Invesco PureBetaSM MSCI USA Small Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$3,011,157	$—	$46	$3,011,203

Invesco PureBetaSM US Aggregate Bond ETF
Investments in Securities
U.S. Treasury Securities	$—	$9,513,179	$—	$9,513,179
Corporate Bonds and Notes	—	6,940,865	—	6,940,865
U.S. Government Sponsored Agency Mortage-Backed Securities	—	5,646,684	—	5,646,684
Sovereign Debt Obligations	—	739,643	—	739,643
Commercial Mortgage-Backed Securities	—	447,605	—	447,605
U.S. Government Sponsored Agency Securities	—	410,753	—	410,753
Asset-Backed Securities	—	295,962	—	295,962
Municipal Bonds	—	148,667	—	148,667
Money Market Fund	147,058	—	—	147,058

Total Investments	$147,058	$24,143,358	$—	$24,290,416

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period November 1, 2017 to August 31, 2018 and Period Ended October 31, 2017:

	August 31, 2018		October 31, 2017
	Ordinary Income	Return of Capital	Ordinary Income
Invesco PureBetaSM MSCI USA ETF	$35,651	$—	$—
Invesco PureBetaSM MSCI USA Small Cap ETF	26,811	—	—
Invesco PureBetaSM US Aggregate Bond ETF	540,479	8,742	52,720

54

Tax Components of Net Assets at Fiscal Period-End:

	Undistributed Ordinary Income	Undistributed Capital Gains	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Invesco PureBetaSM MSCI USA ETF	$15,016	$405	$393,555	$—	$2,500,025	$2,909,001
Invesco PureBetaSM MSCI USA Small Cap ETF	85,023	1,290	424,959	—	2,500,025	3,011,297
Invesco PureBetaSM US Aggregate Bond ETF	—	—	(703,679)	(54,412)	24,991,283	24,233,192

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of August 31, 2018:

	Post-effective/ no expiration		Total*
	Short-term	Long-Term
Invesco PureBetaSM MSCI USA ETF	$—	$—	$—
Invesco PureBetaSM MSCI USA Small Cap ETF	—	—	—
Invesco PureBetaSM US Aggregate Bond ETF	54,412	—	54,412

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the period November 1, 2017 to August 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
PureBetaSM MSCI USA ETF	$100,442	$96,989
PureBetaSM MSCI USA Small Cap ETF	419,989	408,377
PureBetaSM US Aggregate Bond ETF	5,322,480	4,868,584

For the period November 1, 2017 to August 31, 2018, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for PureBetaSM US Aggregate Bond ETF amounted to $2,422,830 and $2,447,661.

At August 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Invesco PureBetaSM MSCI USA ETF	$471,863	$(78,308)	$393,555	$2,509,990
Invesco PureBetaSM MSCI USA Small Cap ETF	544,219	(119,260)	424,959	2,586,244
Invesco PureBetaSM US Aggregate Bond ETF	5,294	(708,973)	(703,679)	24,994,095

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the period November 1, 2017 to August 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco PureBetaSM MSCI USA ETF	$(93)	$93	$—
Invesco PureBetaSM MSCI USA Small Cap ETF	(113)	113	—
Invesco PureBetaSM US Aggregate Bond ETF	17,645	(17,645)	—

55

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for PureBetaSM US Aggregate Bond ETF). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the periods November 1, 2017 through August 31, 2018 and September 19, 2017 (commencement of investment operations) through October 31, 2017 (or for Invesco PureBetaSM US Aggregate Bond ETF, for the periods November 1, 2017 through August 31, 2018 and September 27, 2017 (commencement of investment operations) through October 31, 2017) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the periods November 1, 2017 through August 31, 2018 and September 19, 2017 (commencement of investment operations) through October 31, 2017 (or for Invesco PureBetaSM US Aggregate Bond ETF, for the periods November 1, 2017 through August 31, 2018 and September 27, 2017 (commencement of investment operations) through October 31, 2017), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

57

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco PureBetaSM MSCI USA ETF (PBUS)
Actual	$1,000.00	$1,089.00	0.04%	$0.21
Hypothetical (5% return before expenses)	1,000.00	1,025.00	0.04	0.20
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)
Actual	1,000.00	1,135.80	0.06	0.32
Hypothetical (5% return before expenses)	1,000.00	1,024.90	0.06	0.31
Invesco PureBetaSM MSCI US Aggregate Bond ETF (PBND)
Actual	1,000.00	1,011.90	0.05	0.25
Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

58

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers. The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended August 31, 2018:

	Qualified Dividend Income*	Dividends-Received Deduction*	Qualified Interest Income*
Invesco PureBetaSM MSCI USA ETF	93%	89%	0%
Invesco PureBetaSM MSCI USA Small Cap ETF	33%	32%	0%
Invesco PureBetaSM US Aggregate Bond ETF	0%	0%	88%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal period.

59

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	221	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	221	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	221	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	221	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum***—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	221	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.
***	Effective September 19, 2018, Mr. Nussbaum resigned from the Board of Trustees of the Trust.

62

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008– Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012– Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014 – Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	221	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PBETA-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2018

BKLN	Invesco Senior Loan ETF

2

The Market Environment

Bank Loans

The senior loan market was characterized by solid returns throughout the reporting period. In the latter part of 2017, loans delivered solid returns as fundamentals remained strong and a supportive technical environment remained in place. Loans provided investors a safe haven from the volatility caused by rising interest rates and mounting trade tension concerns. Loans continued to generate steady returns through the end of the reporting period.

Loan fundamentals remained supportive with a trailing 12-month default rate of 1.99%1 and slow but positive growth in the US economy could continue to support fundamentals. During the reporting period, corporate revenue and earnings growth remained robust.

During the latter part of 2017, strong technicals pushed loan prices higher as demand from institutional investors remained robust, outstripping supply. However, in 2018, particularly near the end of the reporting period, an influx in net new supply in the primary market reversed this trend, weighing on loan prices in the secondary market. This influx in net new supply was a positive development as it loosened a very tight technical dynamic in loans, alleviated the downward pressure on spreads, slowed the repricing and refinancing activity that was prevalent during 2017 and allowed for investors to better negotiate deal pricing and documentation.

The average price in the senior loan market was $98.322 as of August 31, 2018, with 47.8%2 of the market trading at or above par. Given the price of senior loans at the end of the Fund’s fiscal period, they were providing a 6.70% yield.3

[1]	Source: S&P LCD
[2]	Source: J.P. Morgan
[3]	Source: S&P LCD and Invesco. Yield incorporates forward LIBOR curve.

Fixed Income

Throughout the fiscal period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. The US economy continued to add jobs, pushing the unemployment rate to 3.9% at the close of the fiscal period, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.00% to 1.25% at the start of the fiscal period to a range of 1.75% to 2.00% at the close of the fiscal period. This was accomplished with three 0.25% rate hikes in December 2017, and in March and June 2018.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds could limit future Fed rate hikes in the near-term. The Bank of Japan and the

European Central Bank maintained their negative interest rates in a continued attempt to stimulate growth and inflation by encouraging investors to spend rather than save. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal period and spiked in early 2018 due to the continued strength in the global economy, the rising risks of inflation and the high probability of additional Fed rate hikes throughout the fiscal period. Due to these factors, the 10-year US Treasury note declined steadily throughout the first quarter of 2018, resulting in higher government yields and a brief move above 3.00% before normalizing near the end of the fiscal period.3 The 10-year US Treasury yield ended the fiscal period at 2.86%, 74 basis points higher than at the beginning of the fiscal period.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 1.05% for the fiscal period. Poor performance was largely attributable to the broad increase in US Treasury yields, a widening of credit spreads and reduced overseas bond purchase demand during the fiscal period. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted negative returns for the fiscal period.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

3

BKLN	Manager’s Analysis
Invesco Senior Loan ETF (BKLN)

As an index fund, the Invesco Senior Loan ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”). The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Index. The Fund’s adviser, Invesco Capital Management LLC (the “Adviser”) and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the market weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 2.93%. On a net asset value (“NAV”) basis, the Fund returned 2.98%. During the same time period, the Index returned 3.66%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to friction costs from rebalancing positions within the Fund and as a result of the Fund’s sampling methodology. Additionally, the Fund maintains a cash balance, which has been set aside as a liquidity tool, which further caused a reduction in performance. While those were the two largest drivers of return differential, other factors include fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark Index”) returned (0.63)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 10,133 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S investment-grade, fixed-rate bond market.

Relative to the Benchmark Index, the majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the bank loan sector in general, coupled with the Benchmark Index’s investment grade focus versus the Fund’s below investment grade focus.

For the fiscal period ended August 31, 2018, the retail industry contributed most significantly to the Fund’s return, followed by the electronics and business equipment & services industries. The home furnishings industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Seadrill Operating LP, Term Loan (United Kingdom), an oil & gas company (portfolio average weight of 0.84%), and Neiman Marcus Group, Inc., Term Loan, a retail company (portfolio average weight of 0.86%). Positions that detracted most significantly from the Fund’s return included Acosta, Inc., Term Loan B-1, an advertising company (portfolio average weight 0.57%), and Petco Animal Supplies, Inc., Term Loan, a retail company (portfolio average weight of 0.64%).

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of August 31, 2018
Baa2	2.5
Baa3	7.0
Ba1	9.2
Ba2	13.8
Ba3	24.2
B1	17.1
B2	12.7
B3	3.4
Caa1	1.4
Caa2	0.9
NR	1.3
Money Market Fund Plus Other Assets Less Liabilities	6.5

*

Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

4

Invesco Senior Loan ETF (BKLN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
CenturyLink, Inc., Term Loan B, 4.826%, 01/31/2025	1.8
Charter Communications Operating LLC, Term Loan B, 4.080%, 04/30/2025	1.8
New Red Finance, Inc., Term Loan B-3, 4.326%, 02/16/2024	1.8
Grifols Worldwide Operations USA, Inc., Term Loan B, 4.207%, 01/31/2025	1.7
Change Healthcare Holdings, Inc., Term Loan, 4.826%, 03/01/2024	1.6
Avolon TLB Borrower 1 US LLC, Term Loan B-3, 4.077%, 01/15/2025	1.5
Valeant Pharmaceuticals International, Inc., Term Loan, 5.081%, 06/01/2025	1.5
Caesars Resort Collection LLC, Term Loan B, 4.826%, 12/23/2024	1.5
Level 3 Financing, Inc., Term Loan B, 4.317%, 02/22/2024	1.4
Western Digital Corp., Term Loan A-1, 3.577%, 02/27/2023	1.4
Total	16.0

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
S&P/LSTA U.S. Leveraged Loan 100 Index	4.59%	4.62%	14.50%	3.45%	18.47%	3.81%	32.37%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.05)	1.76	5.37	2.49	13.06	2.89	23.82
Fund
NAV Return	3.69	3.58	11.14	2.68	14.16	3.20	26.64
Market Price Return	3.43	3.61	11.23	2.63	13.88	3.10	25.67

5

Invesco Senior Loan ETF (BKLN) (continued)

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.67% (0.65% after fee waiver) includes the unitary management fee of 0.65% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

Schedule of Investments

Invesco Senior Loan ETF (BKLN)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests—90.3%(a)(b)
	Advertising—0.8%
$50,425,492	Acosta, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.326%	09/26/2021	$39,277,928
18,744,522	Red Ventures LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.076	11/08/2024	18,971,050

				58,248,978

	Aerospace/Defense—1.9%
	TransDigm, Inc.
39,484,433	Term Loan E (1 mo. USD LIBOR + 2.50%)	4.576	05/30/2025	39,441,395
103,298,843	Term Loan F (1 mo. USD LIBOR + 2.50%)	4.576	06/09/2023	103,216,720

				142,658,115

	Building Materials—0.8%
60,323,466	Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.826	11/15/2023	60,345,484

	Chemicals—1.7%
36,790,775	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	4.084	06/01/2024	36,864,357
35,000,000	GrafTech Finance, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.576	02/15/2025	35,262,500
51,088,183	H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	4.077	10/20/2024	51,120,114

				123,246,971

	Commercial Services—3.6%
49,754,724	Allied Universal Holdco LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.826	07/28/2022	49,158,662
45,489,322	PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.826	09/27/2024	45,529,125
83,334,841	Prime Security Services Borrower LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.826	05/02/2022	83,652,346
64,428,952	Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.826	02/06/2024	61,825,056
25,465,348	Verscend Holding Corp., Term Loan B (3 mo. USD LIBOR + 4.50%)	6.706	08/27/2025	25,672,382

				265,837,571

	Computers—7.1%
	Dell International LLC
102,962,108	Term Loan A-2 (1 mo. USD LIBOR + 1.75%)	3.830	09/07/2021	103,019,253
96,465,973	Term Loan B (1 mo. USD LIBOR + 2.00%)	4.080	09/07/2023	96,546,039
66,739,067	McAfee LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.573	09/30/2024	67,373,088
68,824,399	Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.076	05/01/2024	69,064,252
	Western Digital Corp.
104,536,751	Term Loan A-1 (1 mo. USD LIBOR + 1.50%)	3.577	02/27/2023	104,896,357
79,210,568	Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	3.816	04/29/2023	79,345,227

				520,244,216

	Electric—1.6%
	Vistra Operations Co. LLC
65,045,230	Term Loan (1 mo. USD LIBOR + 2.00%)	4.706	08/04/2023	65,018,237
49,580,427	Term Loan (1 mo. USD LIBOR + 2.00%)	4.060	12/31/2025	49,535,309

				114,553,546

	Engineering & Construction—0.9%
64,687,651	Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.600	06/21/2024	65,098,741

	Entertainment—4.9%
70,170,051	Alpha Topco Ltd., Term Loan B (United Kingdom) (1 mo. USD LIBOR + 2.50%)	4.576	02/01/2024	69,749,031
47,268,636	Aristocrat Technologies, Inc., Term Loan B-3 (Australia) (2 mo. USD LIBOR + 1.75%)	4.098	10/19/2024	47,219,476
53,967,500	Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.576	02/28/2025	53,859,565
97,843,097	Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	4.826	08/14/2024	97,694,376
27,207,784	Stars Group (US) Co-Borrower LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.831	07/10/2025	27,456,191
64,745,027	William Morris Endeavor Entertainment LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.830	05/18/2025	64,522,628

				360,501,267

	Food—3.3%
67,640,397	Albertson’s LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.826	08/25/2021	67,594,740
76,324,103	JBS USA Lux SA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.834	10/30/2022	76,387,834
51,375,898	Post Holdings, Inc., Series A, Term Loan (1 mo. USD LIBOR + 2.00%)	4.070	05/24/2024	51,409,035
46,919,959	US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.076	06/27/2023	46,917,612

				242,309,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

Invesco Senior Loan ETF (BKLN) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Healthcare-Products—0.8%
$56,238,469	Ortho-Clinical Diagnostics SA, Term Loan (Luxembourg) (1 mo. USD LIBOR + 3.25%)	5.316%	06/30/2025	$56,303,705

	Healthcare-Services—3.7%
76,419,845	DaVita HealthCare Partners, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.826	06/24/2021	76,883,713
54,161,664	Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	5.080	12/01/2023	54,217,992
67,618,912	MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.084	06/07/2023	67,647,312
76,834,862	Pharmaceutical Product Development, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.576	08/18/2022	76,874,432

				275,623,449

	Insurance—5.2%
7,293,335	Alliant Holdings Intermediate LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.067	05/09/2025	7,301,686
	Asurion LLC
28,039,439	Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	8.576	08/04/2025	28,903,895
76,682,297	Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.076	08/04/2022	77,145,458
84,885,779	Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.076	11/03/2023	85,242,299
47,015,816	Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	5.076	11/03/2024	47,192,126
77,186,934	HUB International Ltd., Term Loan (2 mo. USD LIBOR + 3.00%)	5.330	04/25/2025	77,191,951
61,815,063	USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.334	05/16/2024	61,744,285

				384,721,700

	Internet—0.8%
58,749,704	Go Daddy Operating Co. LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.326	02/15/2024	58,977,359

	Investment Companies—1.4%
103,469,335	RPI Finance Trust, Term Loan B-6 (3 mo. USD LIBOR + 2.00%)	4.334	03/27/2023	103,857,345

	Lodging—4.3%
108,818,099	Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.826	12/23/2024	109,285,473
50,655,536	Golden Nugget, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.820	10/04/2023	50,877,154
82,557,765	Hilton Worldwide Finance LLC, Series B-2 Term Loan (1 mo. USD LIBOR + 1.75%)	3.815	10/25/2023	82,906,159
76,723,801	Las Vegas Sands LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	3.826	03/27/2025	76,690,426

				319,759,212

	Machinery-Construction & Mining—0.9%
21,093,573	Brookfield WEC Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.956	08/01/2025	21,241,228
48,280,959	Cortes NP Acquisition Corp., Term Loan B (3 mo. USD LIBOR + 4.00%)	6.313	11/30/2023	48,361,347

				69,602,575

	Media—8.7%
135,059,700	Charter Communications Operating LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.080	04/30/2025	135,228,525
67,014,491	CSC Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.314	07/17/2025	66,883,142
102,174,940	iHeartCommunications, Inc., Term Loan D (1 mo. USD LIBOR + 6.75%)(c)(d)	8.956	01/30/2019	76,645,509
49,014,571	Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.071	10/04/2023	48,844,490
	Numericable-SFR SA
43,952,162	Term Loan B-12 (France) (1 mo. USD LIBOR + 3.00%)	5.751	01/31/2026	42,404,606
17,594,476	Term Loan B-13 (3 mo. USD LIBOR + 3.00%)	6.206	01/31/2026	17,159,277
68,438,733	Radiate Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.076	02/01/2024	68,130,759
48,580,912	Univision Communications, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.826	03/15/2024	46,746,983
45,328,193	Virgin Media Bristol LLC, Term Loan K (1 mo. USD LIBOR + 2.50%)	4.563	01/15/2026	45,356,523
55,076,255	WideOpenWest Finance LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.310	08/18/2023	53,837,039
41,900,818	Ziggo Secured Finance Partnership, Term Loan E (Netherlands) (1 mo. USD LIBOR + 2.50%)	4.563	04/15/2025	41,252,612

				642,489,465

	Oil & Gas—0.9%
69,684,250	Seadrill Operating LP, Term Loan (United Kingdom) (3 mo. USD LIBOR + 6.00%)	8.334	02/21/2021	65,280,554

	Oil & Gas Services—0.8%
55,168,617	McDermott Technology (Americas), Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.076	05/12/2025	55,819,331

	Packaging & Containers—0.6%
46,667,653	Reynolds Group Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.826	02/05/2023	46,871,824

	Pharmaceuticals—6.8%
63,980,350	Amneal Pharmaceuticals LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.625	05/04/2025	64,526,742
119,283,834	Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.826	03/01/2024	119,483,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

Invesco Senior Loan ETF (BKLN) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Pharmaceuticals (continued)
$79,582,011	Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.375%	04/29/2024	$80,178,876
124,995,588	Grifols Worldwide Operations USA, Inc., Term Loan B (Spain) (1 mo. USD LIBOR + 2.25%)	4.207	01/31/2025	125,634,940
108,985,535	Valeant Pharmaceuticals International, Inc., Term Loan (Canada) (1 mo. USD LIBOR + 3.00%)	5.081	06/01/2025	109,509,756

				499,333,352

	Real Estate—1.1%
20,000,000	Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (3 mo. USD LIBOR + 3.75%)	4.706	05/07/2025	19,895,900
64,421,913	DTZ U.S. Borrower LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.319	08/21/2025	64,281,152

				84,177,052

	REITs—0.7%
50,966,507	Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.076	10/24/2022	48,889,622
2,500,000	VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.067	12/20/2024	2,502,187

				51,391,809

	Retail—7.8%
70,762,387	Bass Pro Group LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.076	09/25/2024	71,558,464
51,480,076	Harbor Freight Tools USA, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.576	08/18/2023	51,483,679
55,072,894	Michaels Stores, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.566	01/30/2023	54,976,516
70,097,863	Neiman Marcus Group, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.330	10/25/2020	65,278,635
132,724,524	New Red Finance, Inc., Term Loan B-3 (Canada) (1 mo. USD LIBOR + 2.25%)	4.326	02/16/2024	132,828,713
59,764,526	Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.592	01/26/2023	44,028,526
101,248,236	PetSmart, Inc., Term Loan B-2 (1 mo. USD LIBOR + 3.00%)	5.090	03/11/2022	87,495,182
70,558,083	Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	6.343	09/12/2024	70,482,586

				578,132,301

	Semiconductors—0.4%
30,307,941	Microchip Technology, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.080	05/29/2025	30,301,728

	Software—9.0%
81,746,369	Almonde, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.706	06/13/2024	81,495,407
	Boxer Parent Co., Inc.
54,569,767	Term Loan (1 mo. USD LIBOR + 3.25%)	6.456	06/28/2025	54,689,275
37,912,193	Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	5.326	09/10/2022	37,992,187
	First Data Corp.
54,854,308	Term Loan (1 mo. USD LIBOR + 2.00%)	4.066	07/08/2022	54,891,884
75,382,557	Term Loan (1 mo. USD LIBOR + 2.00%)	4.066	04/26/2024	75,358,811
49,901,103	Infor (US), Inc., Term Loan B-6 (1 mo. USD LIBOR + 2.75%)	4.826	02/01/2022	49,998,909
54,407,847	Kronos, Inc., First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.340	11/01/2023	54,618,678
2,630,116	MA Finance Co. LLC, Term Loan B-3 (United Kingdom) (1 mo. USD LIBOR + 2.50%)	4.576	06/21/2024	2,630,116
60,724,461	Micro Holding LP, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.827	09/13/2024	61,066,036
67,406,767	Rackspace Hosting, Inc., Term Loan B (2 mo. USD LIBOR + 3.00%)	5.350	11/03/2023	67,112,199
17,760,079	Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.576	06/21/2024	17,760,079
	SS&C Technologies, Inc.
76,713,818	Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.326	04/16/2025	76,857,656
29,725,504	Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.326	04/16/2025	29,781,239

				664,252,476

	Telecommunications—8.3%
68,341,250	Avaya, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.313	12/15/2024	68,883,880
137,782,300	CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.826	01/31/2025	136,352,809
22,000,000	Intelsat Jackson Holdings SA, Term Loan B-3 (Luxembourg) (1 mo. USD LIBOR + 3.75%)	5.815	11/27/2023	22,132,990
105,604,855	Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.317	02/22/2024	105,854,082
40,138,820	Maxar Technologies Ltd., Term Loan B (Canada) (1 mo. USD LIBOR + 2.75%)	4.956	10/04/2024	39,328,819
49,776,820	SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.080	04/11/2025	49,683,488
90,599,714	Sprint Communications, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.625	02/02/2024	90,750,562
42,208,870	Telesat LLC, Term Loan B-4 (Canada) (3 mo. USD LIBOR + 2.50%)	4.840	11/17/2023	42,340,983
58,234,679	West Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.076	10/10/2024	58,098,119

				613,425,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Senior Loan ETF (BKLN) (continued)

August 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Trucking & Leasing—1.5%
$112,458,783	Avolon TLB Borrower 1 US LLC, Term Loan B-3 (Ireland) (1 mo. USD LIBOR + 2.00%)	4.077%	01/15/2025	$112,508,264

	Total Variable Rate Senior Loan Interests (Cost $6,700,709,709)			6,665,873,343

	Corporate Bonds—3.2%
	Computers—0.4%
24,793,000	Dell International LLC(e)	5.450	06/15/2023	26,060,418

	Media—1.7%
24,174,000	iHeartCommunications, Inc.(c)(d)	9.000	12/15/2019	17,949,195
1,874,000	Univision Communications, Inc.(e)	6.750	09/15/2022	1,918,508
57,098,000	Univision Communications, Inc.(e)	5.125	05/15/2023	54,385,845
30,600,000	Virgin Media Secured Finance PLC (United Kingdom)(e)	5.250	01/15/2026	29,879,370
5,000,000	Virgin Media Secured Finance PLC (United Kingdom)(e)	5.500	08/15/2026	4,925,000
20,650,000	Ziggo BV (Netherlands)(e)	5.500	01/15/2027	19,501,447

				128,559,365

	Packaging & Containers—0.5%
5,000,000	Reynolds Group Holdings, Inc. (3 mo. USD LIBOR + 3.50%)(e)(f)	5.839	07/15/2021	5,068,750
28,588,678	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu	5.750	10/15/2020	28,660,149

				33,728,899

	Software—0.6%
46,000,000	First Data Corp.(e)	5.000	01/15/2024	46,266,800

	Total Corporate Bonds (Cost $243,924,220)			234,615,482

Number of Shares
	Money Market Fund—7.3%
538,422,513	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(g) (Cost $538,422,513)			538,422,513

	Total Investments in Securities (Cost $7,483,056,442)—100.8%			7,438,911,338
	Other assets less liabilities—(0.8)%			(60,684,777)

	Net Assets—100.0%			$7,378,226,561

Investment Abbreviations:

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

USD—U.S. Dollar

Notes to Schedule of Investments:

(a)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(b)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(c)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2018 was $94,594,704, which represented 1.28% of the Fund’s Net Assets.

(d)	The borrower has filed for protection in federal bankruptcy court.
(e)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $188,006,138, which represented 2.55% of the Fund’s Net Assets.

(f)	Interest and dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(g)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Statement of Assets and Liabilities

August 31, 2018

Invesco Senior Loan ETF (BKLN)
Assets:
Unaffiliated investments in securities, at value	$6,900,488,825
Affiliated investments in securities, at value	538,422,513
Cash	8,515,006
Receivables:
Investments sold	123,737,854
Interest	16,886,127

Total Assets	7,588,050,325

Liabilities:
Payables:
Investments purchased	205,750,775
Accrued unitary management fees	4,072,989

Total Liabilities	209,823,764

Net Assets	$7,378,226,561

Net Assets Consist of:
Shares of beneficial interest	$7,874,794,608
Undistributed net investment income	13,033,080
Undistributed net realized gain (loss)	(465,456,023)
Net unrealized appreciation (depreciation)	(44,145,104)

Net Assets	$7,378,226,561

Shares outstanding (unlimited amount authorized, $0.01 par value)	319,200,000
Net asset value	$23.11

Market price	$23.05

Unaffiliated investments in securities, at cost	$6,944,633,929

Affiliated investments in securities, at cost	$538,422,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Statement of Operations

For the period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017

	Invesco Senior Loan ETF (BKLN)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Investment Income:
Interest income	$299,734,430	$344,611,907
Affiliated dividend income	8,244,286	6,201,467
Other Income	1,014,515	5,405,741

Total Income	308,993,231	356,219,115

Expenses:
Unitary management fees	43,391,848	55,771,970
Tax expenses	4,140	—

Total Expenses	43,395,988	55,771,970

Less: Waivers	(1,039,450)	(1,548,362)

Net Expenses	42,356,538	54,223,608

Net Investment Income	266,636,693	301,995,507

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from Investment securities	(36,002,170)	2,445,393
Net change in unrealized appreciation (depreciation) on investment securities	3,991,124	(26,652,918)

Net realized and unrealized gain (loss)	(32,011,046)	(24,207,525)

Net increase in net assets resulting from operations	$234,625,647	$277,787,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statement of Changes in Net Assets

For the period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017 and 2016

	Invesco Senior Loan ETF (BKLN)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$266,636,693	$301,995,507	$193,910,528
Net realized gain (loss)	(36,002,170)	2,445,393	(333,584,745)
Net change in unrealized appreciation (depreciation)	3,991,124	(26,652,918)	344,726,561

Net increase in net assets resulting from operations	234,625,647	277,787,982	205,052,344

Distributions to Shareholders from:
Net investment income	(254,162,486)	(301,436,634)	(193,910,528)
Return of capital	—	—	(16,890,704)

Total distributions to shareholders	(254,162,486)	(301,436,634)	(210,801,232)

Shareholder Transactions:
Proceeds from shares sold	1,435,514,951	3,177,332,078	3,101,232,402
Value of shares repurchased	(2,804,958,662)	(852,914,348)	(1,453,713,841)
Transaction fees	3,376,366	4,314,451	7,999,052

Net increase (decrease) in net assets resulting from shares transactions	(1,366,067,345)	2,328,732,181	1,655,517,613

Increase (Decrease) in Net Assets	(1,385,604,184)	2,305,083,529	1,649,768,725

Net Assets:
Beginning of period	8,763,830,745	6,458,747,216	4,808,978,491

End of period	$7,378,226,561	$8,763,830,745	$6,458,747,216

Undistributed net investment income at end of period	$13,033,080	$558,873	$—

Changes in Shares Outstanding:
Shares sold	62,100,000	136,500,000	134,900,000
Shares repurchased	(121,500,000)	(36,800,000)	(64,600,000)
Shares outstanding, beginning of period	378,600,000	278,900,000	208,600,000

Shares outstanding, end of period	319,200,000	378,600,000	278,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Cash Flows

For the period November 1, 2017 through August 31, 2018 and the year ended October 31, 2017

	Invesco Senior Loan ETF (BKLN)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Cash Provided By (Used In) Operating Activities:
Net increase in net assets resulting from operations	$234,625,647	$277,787,982

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating Activities:
Purchases of investments	(5,549,166,229)	(7,857,998,115)
Proceeds from disposition of investments sold	6,753,791,830	5,588,734,212
Amortization of premiums and accretion of discounts on investments	(5,561,467)	(11,745,773)
Net cash paid for purchases, sales, and maturities of short-term investments	(8,039,575)	88,265,829
(Increase) in receivable for investments sold	(6,797,594)	(2,975,067)
(Increase) Decrease in interest receivable	3,154,730	(1,234,507)
Increase (Decrease) in payable for investments purchased	1,896,336	(643,573,934)
Increase (Decrease) in payable for accrued expenses	(665,261)	1,560,301
Net realized (gain) loss on investments	36,002,170	(2,445,393)
Net change in unrealized (appreciation) depreciation on investments	(3,991,124)	26,652,918

Net cash provided by (used in) operating activities	1,220,623,816	(2,814,759,529)

Cash Provided By (Used In) Financing Activities:
Distributions paid to shareholders	(254,162,486)	(301,436,634)
Proceeds from shares of beneficial interest sold	1,435,514,951	3,200,522,497
Disbursements for shares of beneficial interest repurchased	(2,804,958,662)	(852,914,348)
Net proceeds from transaction fees	3,376,366	4,314,451

Net cash provided by (used in) financing activities	(1,620,229,831)	2,050,485,966

Net decrease in cash and cash equivalents	(164,980,368)	(486,485,581)

Cash and cash equivalents at beginning of period	711,917,887	1,198,403,468

Cash and cash equivalents at end of period	$546,937,519	$711,917,887

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Financial Highlights

Invesco Senior Loan ETF (BKLN)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017		2016	2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of period	$23.15		$23.16		$23.05	$24.43		$24.78		$24.76
Net investment income(a)	0.77		0.82		0.99	0.92		1.00		1.06
Net realized and unrealized gain (loss) on investments	(0.08)		(0.02)		0.15	(1.39)		(0.36)		0.04
Total from investment operations	0.69		0.80		1.14	(0.47)		0.64		1.10
Distributions to shareholders from:
Net investment income	(0.74)		(0.82)		(0.99)	(0.92)		(1.00)		(1.10)
Return of capital	—		—		(0.08)	(0.00	)(b)	(0.00	)(b)	(0.02)
Total distributions	(0.74)		(0.82)		(1.07)	(0.92)		(1.00)		(1.12)
Transaction fees(a)	0.01		0.01		0.04	0.01		0.01		0.04
Net asset value at end of period	$23.11		$23.15		$23.16	$23.05		$24.43		$24.78
Market price at end of period(c)	$23.05		$23.12		$23.19	$23.01		$24.37		$24.83
Net Asset Value Total Return(d)	3.07%		3.54%		5.32%	(1.96)%		2.66%		4.70%
Market Price Total Return(d)	2.93%		3.27%		5.64%	(1.89)%		2.21%		4.61%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$7,378,227		$8,763,831		$6,458,747	$4,808,978		$6,270,919		$6,064,711
Ratio to average net assets of:
Expenses, after Waivers	0.63	%(e)(f)	0.63	%(f)	0.64%	0.65	%(f)	0.64%		0.65	%(f)
Expenses, prior to Waivers	0.65	%(e)(f)	0.65	%(f)	0.65%	0.65	%(f)	0.65%		0.65	%(f)
Net investment income, after Waivers and Interest Expenses	3.99	%(e)	3.52%		4.33%	3.82%		4.03%		4.30%
Portfolio turnover rate(g)	74%		71%		81%	43%		61%		47%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolio:

Full Name	Short Name
Invesco Senior Loan ETF (BKLN)	“Senior Loan ETF”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

Effective June 4, 2018, the Fund’s name changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Effective August 31, 2018, the Fund’s fiscal year-end changed from October 31 to August 31.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature

16

exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to the Fund’s net asset value (“NAV”) and to face trading halts and/or delisting.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the

17

following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s raising of the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s returns.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Liquidity Risk. A majority of the Fund’s assets are likely to be invested in loans that are less liquid than securities traded on national exchanges. Loans with reduced liquidity involve greater risk than securities with more liquid markets. Available market quotations for such loans may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Sampling Risk. The Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development respecting to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Investment Grade Securities Risk. All or a significant portion of the loans in which the Fund will invest may be determined to be non-investment grade loans that are considered speculative. The Fund also may invest in junk bonds. Non-investment grade loans and bonds, and unrated loans and bonds of comparable credit quality are subject to the increased risk of a borrower’s or issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the borrower of lower-rated loans or issuer of lower-rated bonds defaults, the Fund may incur additional expenses to seek recovery.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a

18

loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/asked spreads, decreased liquidity and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

C. Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

D. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at

19

delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

E. Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for losses deferred due to wash sales and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

G. Country Determination

For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

H. Expenses

The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

20

Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and that are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

I. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

J. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.

As compensation for its services, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including payments to the Sub-Adviser, set-up fees and commitment fees associated with the Fund’s line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund. Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the period November 1, 2017 to August 31, 2018 and the fiscal year ended October 31, 2017, the Adviser waived fees of $1,039,450 and $1,548,362, respectively.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with S&P Dow Jones Indices LLC (the “Licensor”). The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical

21

assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period November 1, 2017 to August 31, 2018, there were no transfers between valuation levels.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$6,665,873,343	$—	$6,665,873,343
Corporate Bonds	—	234,615,482	—	234,615,482
Money Market Fund	538,422,513	—	—	538,422,513

Total Investments	$538,422,513	$6,900,488,825	$—	$7,438,911,338

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period November 1, 2017 to August 31, 2018, Fiscal Year Ended October 31, 2017 and Fiscal Year Ended October 31, 2016:

	August 31, 2018	October 31, 2017	October 31, 2016
Ordinary Income	$254,162,486	$301,436,634	$193,910,528
Return of Capital	—	—	16,890,704

Tax Components of Net Assets at Fiscal Period-End:

Undistributed Ordinary Income	$13,033,080
Net Unrealized Appreciation (Depreciation) Investments	(44,145,104)
Capital Loss Carryforward	(465,456,023)
Shares of Beneficial Interest	7,874,794,608

Total Net Assets	$7,378,226,561

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for the Fund as of August 31, 2018:

Post-effective/no expiration
Short-Term	Long-Term	Total*
$102,383,972	$363,072,051	$465,456,023

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

22

Note 6. Investment Transactions

For the period November 1, 2017 to August 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) were $5,549,166,229 and $6,753,791,830, respectively.

At August 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$33,313,209
Aggregate unrealized depreciation of investments	(77,458,313)

Net unrealized appreciation (depreciation) of investments	$(44,145,104)

Cost of investments for tax and financial reporting purposes is the same.

Note 7. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

Note 8. Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or act as a party to the primary lending syndicate of a senior loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

During the period November 1, 2017 to August 31, 2018, there were no interests in senior loans purchased by the Fund on a participation basis.

Note 9. Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company. The Fund may borrow up to the lesser of (1) $750,000,000 or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays an upfront fee of 0.10% on the commitment amount and a commitment fee of 0.15% on the amount of the commitment that has not been utilized. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the period November 1, 2017 to August 31, 2018, there were no outstanding borrowings from the line of credit.

Note 10. Capital

Shares are created and redeemed by the Fund only in Creation Units of 100,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Unlike most ETFs, the Fund currently effects creations and redemptions principally in exchange for the deposit or delivery of cash, rather than principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”) because of the nature of the Fund’s investments.

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

23

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Senior Loan ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Loan ETF (one of the funds constituting Invesco Exchange-Traded Fund Trust II, referred to hereafter as the “Fund”) as of August 31, 2018, the related statements of operations and cash flows for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017, the statement of changes in net assets for the period November 1, 2017 through August 31, 2018 and for each of the two years in the period ended October 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations and its cash flows for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017, the changes in its net assets for the period November 1, 2017 through August 31, 2018 and for each of the two years in the period ended October 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25

Fees and Expenses

As a shareholder of the Invesco Senior Loan ETF (the “Fund”), a series of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2018.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the investment companies have varied expenses and fee levels and the Fund may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different fund. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Senior Loan ETF (BKLN)
Actual	$1,000.00	$1,019.30	0.63%	$3.21
Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.63	3.21

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

26

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the fiscal period ended August 31, 2018:

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Interest Income*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal period.

27

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	221	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	221	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	221	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

28

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	221	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

29

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum***—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	221	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.
***	Effective September 19, 2018, Mr. Nussbaum resigned from the Board of Trustees of the Trust.

30

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008- Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	221	None
*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

31

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

32

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

33

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-BKLN-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2018

DWLV	Invesco DWA Momentum & Low Volatility Rotation ETF
DWAS	Invesco DWA SmallCap Momentum ETF
DWIN	Invesco DWA Tactical Multi-Asset Income ETF
DWTR	Invesco DWA Tactical Sector Rotation ETF
PSCD	Invesco S&P SmallCap Consumer Discretionary ETF
PSCC	Invesco S&P SmallCap Consumer Staples ETF
PSCE	Invesco S&P SmallCap Energy ETF
PSCF	Invesco S&P SmallCap Financials ETF
PSCH	Invesco S&P SmallCap Health Care ETF
PSCI	Invesco S&P SmallCap Industrials ETF
PSCT	Invesco S&P SmallCap Information Technology ETF
PSCM	Invesco S&P SmallCap Materials ETF
PSCU	Invesco S&P SmallCap Utilities & Communication Services ETF
(Effective as of the open of markets on September 24, 2018, after the close of the reporting period, Invesco S&P SmallCap Utilities ETF was renamed Invesco S&P SmallCap Utilities & Communication Services ETF)

2

The Market Environment

Domestic Equity

The fiscal period proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal period unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low—a hallmark of 2017.

At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3%—a psychologically important level—for the first time since December 2013.1

Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal period, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal period ended the same way it began with several US equity indexes reaching new record highs.

Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal period: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Treasury
[2]	Source: US Federal Reserve

3

DWLV	Manager’s Analysis
Invesco DWA Momentum & Low Volatility Rotation ETF (DWLV)

As an index fund, the Invesco DWA Momentum & Low Volatility Rotation ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Multi- Factor Global Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests its assets in the shares of other exchange-traded funds (“ETFs”), rather than in securities of individual companies. The Index includes other ETFs that are advised by the Fund’s adviser or its affiliates (the “Invesco ETFs”), as well as 1- to 6-month U.S. Treasury Bills. The Fund and the Invesco ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles, maintains and calculates the Index, which, at any given time, is composed of up to eight Invesco ETFs that invest in either domestic or international equity securities, and that employ either a “momentum” or a “low volatility” investment strategy. A “momentum” investment style emphasizes investing in securities that recently have had better relative performance compared to other securities. A low volatility investment style emphasizes investing in securities with the least asset price fluctuations (i.e., increases or decreases in a stock’s price) over time. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 13.01%. On a net asset value (“NAV”) basis, the Fund returned 13.12%. During the same time period, the Index returned 12.95%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, offset by performance associated with rebalance activity.

During this same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 7.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,700 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall stock market.

The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and weighting methodology across the underlying Invesco ETFs.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s weighting methodology and thematic objective which placed a heavier weight on small-capitalization companies included in the Invesco DWA SmallCap Momentum ETF. During the same period, the Benchmark Index placed a heavier weight on large-cap holdings.

For the fiscal period ended August 31, 2018, the Invesco DWA SmallCap Momentum ETF (portfolio average weight of 25.23%), contributed most significantly to the Fund’s return, followed by the Invesco DWA Momentum ETF (portfolio average weight of 25.02%), and the Invesco DWA Emerging Markets Momentum ETF (portfolio average weight of 11.28%), respectively. There were no detracting portfolios.

Market Capitalization & Style Allocation* as of August 31, 2018
Large-Cap Value	5.7
Large-Cap Blend	10.6
Large-Cap Growth	20.1
Mid-Cap Value	4.9
Mid-Cap Blend	5.8
Mid-Cap Growth	22.1
Small-Cap Value	5.4
Small-Cap Blend	9.7
Small-Cap Growth	15.7

*	Source: Morningstar. Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Invesco DWA SmallCap Momentum ETF	27.2
Invesco DWA Momentum ETF	25.9
Invesco DWA Developed Markets Momentum ETF	10.2
Invesco DWA Emerging Markets Momentum ETF	9.7
Invesco S&P SmallCap Low Volatility ETF	9.6
Invesco S&P 500 Low Volatility ETF	9.6
Invesco S&P Emerging Markets Low Volatility ETF	3.9
Invesco S&P International Developed Low Volatility ETF	3.8
Total	99.9

*	Excluding money market fund holdings.

4

Invesco DWA Momentum & Low Volatility Rotation ETF (DWLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Dorsey Wright® Multi-Factor Global Equity Index	18.61%	15.86%	36.81%
MSCI All Country World Index (Net)	11.41	14.08	32.36
Fund
NAV Return	18.74	15.84	36.76
Market Price Return	18.87	15.83	36.72

Fund Inception: July 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.68% includes the unitary management fee of 0.15% and acquired fund fees and expenses of 0.53%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

5

DWAS	Manager’s Analysis
Invesco DWA SmallCap Momentum ETF (DWAS)

As an index fund, the Invesco DWA SmallCap Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® SmallCap Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in equity securities of small capitalization companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates (“Dorsey Wright” or the “Index Provider”) selects securities for inclusion in the Index pursuant to a proprietary selection methodology which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider selects securities for inclusion in the Index from an eligible universe of the smallest 2,000 constituents by market capitalization that trade on a U.S. exchange and that are included within the NASDAQ US Benchmark Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 200 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 23.51%. On a net asset value (“NAV”) basis, the Fund returned 23.60%. During the same time period, the Index returned 24.24%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 17.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the real estate sector during the fiscal period ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark

Index during the period can be attributed to the Fund being overweight in the health care sector.

For the fiscal period ended August 31, 2018, the health care sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively. The utilities, energy and materials sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included AxoGen, Inc., a health care company (portfolio average weight of 1.58%), and Inogen, Inc., a health care company (portfolio average weight of 1.17%). Positions that detracted most significantly from the Fund’s return included KEMET Corp., an electronic manufacturing services company (no longer held at fiscal period-end), and Calithera Biosciences, Inc., a biotechnology company (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Health Care	35.7
Information Technology	14.8
Financials	14.6
Industrials	13.0
Consumer Discretionary	12.1
Consumer Staples	3.0
Materials	2.9
Energy	2.9
Real Estate	0.6
Telecommunication Services	0.4
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
CareDx, Inc.	2.3
Endocyte, Inc.	1.6
Inogen, Inc.	1.6
Mirati Therapeutics, Inc.	1.5
ePlus, Inc.	1.4
Neogen Corp.	1.4
Heska Corp.	1.3
AxoGen, Inc.	1.3
Arrowhead Pharmaceuticals, Inc.	1.2
MGP Ingredients, Inc.	1.2
Total	14.8

*	Excluding money market fund holdings.

6

Invesco DWA SmallCap Momentum ETF (DWAS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Dorsey Wright® SmallCap Technical Leaders Index	35.29%	15.30%	53.28%	12.19%	77.73%	16.25%	151.18%
Russell 2000® Index	25.45	16.11	56.54	13.00	84.28	15.07	135.93
Fund
NAV Return	34.48	14.65	50.69	11.57	72.86	15.57	142.33
Market Price Return	34.56	14.68	50.81	11.58	72.92	15.56	142.12

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

DWIN	Manager’s Analysis
Invesco DWA Tactical Multi-Asset Income ETF (DWIN)

As an index fund, the Invesco DWA Tactical Multi-Asset Income ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Multi-Asset Income Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests substantially all of its assets in the shares of other exchange-traded funds (“ETFs”) eligible for inclusion in the Index, rather than in securities of individual companies. The Index is composed exclusively of other ETFs (the “Underlying ETFs”) and, under normal circumstances, most of the Underlying ETFs will be ETFs advised by the Fund’s adviser or its affiliates (the “Invesco ETFs”). The Fund and the Invesco ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles, maintains and calculates the Index, which, at any given time, is composed of one to five Underlying ETFs selected from a universe of income-producing ETFs (the “Eligible ETFs”), each of which generally is designed to seek to provide high levels of current income. This universe, which the Index Provider may change from time to time, consists mostly of Invesco ETFs that employ income-oriented strategies. The Eligible ETFs invest their assets in different segments of the securities markets, such as: U.S. Treasuries, domestic and international bonds, dividend paying equities, preferred stock, real estate investment trusts (“REITs”) and master-limited partnerships (“MLPs”). The various Eligible ETFs may hold fixed income securities of any duration, maturity or quality, and certain Eligible ETFs may invest primarily in high-yield (or “junk”) bonds. The Fund generally invests in each Underlying ETF in proportion to its weighting in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned (1.87)%. On a net asset value (“NAV”) basis, the Fund returned (1.79)%. During the same time period, the Index returned (1.65)%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Aggregate Bond Index returned (0.63)% and the S&P 500® Index returned 14.38% (each a “Benchmark Index” and together, the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 9,980 securities and 500 securities, respectively. The Benchmark Indices were selected for their recognition in the marketplace and their performance comparison is a useful measure for investors as a broad representation of the U.S. fixed income and equity markets, respectively.

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund was most overweight in REITs and preferred securities and most underweight in U.S. Treasuries during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to this Benchmark Index during the period can be attributed to the Fund’s thematic objective and weighting methodology across the Underlying ETFs.

Relative to the S&P 500® Index, the Fund was most overweight in the REIT sector and most underweight in the information technology and financials sectors during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to this Benchmark Index during the period can be attributed to the Fund being overweight in the energy sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included the Invesco KBW Premium Yield Equity REIT ETF, an Invesco ETF holding positions in small- and mid-cap equity REITs (portfolio average weight of 21.58%), the Invesco Preferred ETF, an Invesco ETF holding positions in fixed rate U.S. dollar-denominated preferred securities (portfolio average weight of 20.71%) and Invesco Global Short Term High Yield Bond ETF, an Invesco ETF holding positions in U.S. and foreign short-term, non-investment grade bonds (portfolio average weight of 19.47%), respectively. The position that detracted most significantly from the Fund’s return was the Alerian MLP ETF, an ETF invested in MLPs (no longer held at fiscal period-end).

Market Segment Breakdown (% of the Fund’s Net Assets)* as of August 31, 2018
International Bond	37.4
Real Estate	23.1
Preferreds	20.9
Domestic Fixed Income	18.5
Money Market Funds Plus Other Assets Less Liabilities	0.1

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Invesco KBW Premium Yield Equity REIT ETF	23.1
Invesco Preferred ETF	20.9
Invesco Global Short Term High Yield Bond ETF	19.3
Invesco Taxable Municipal Bond ETF	18.5
Invesco Emerging Markets Sovereign Debt ETF	18.1
Total	99.9

*	Excluding money market fund holdings.

8

Invesco DWA Tactical Multi-Asset Income ETF (DWIN) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Dorsey Wright® Multi-Asset Income Index	(2.04)%	5.80%	14.96%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.05)	1.38	3.46
S&P 500® Index	19.66	18.86	53.32
Fund
NAV Return	(2.20)	5.52	14.20
Market Price Return	(2.27)	5.50	14.15

Fund Inception: March 10, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.58% includes the unitary management fee of 0.25% and acquired fund fees and expenses of 0.33%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Indices are based on the inception date of the Fund.

9

DWTR	Manager’s Analysis
Invesco DWA Tactical Sector Rotation ETF (DWTR)

As an index fund, the Invesco DWA Tactical Sector Rotation ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Sector 4 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests its assets in the shares of other exchange-traded funds (“ETFs”) eligible for inclusion in the Index, rather than in securities of individual companies. The Fund also may invest in 1 to 6-month U.S. Treasury Bills included in the Index. The underlying funds included in the Index are ETFs advised by the Fund’s adviser or its affiliates (the “Invesco ETFs”). The Fund and the Invesco ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles, maintains and calculates the Index which, at any given time, is composed of up to four Invesco ETFs from an eligible universe of nine Invesco ETFs, each of which is designed to seek to track separate sector-specific underlying indexes. Each Invesco ETF’s underlying index also is compiled and maintained by the Index Provider. The Index seeks to gain exposure to the sectors of the U.S. equity markets that display the strongest relative strength, as evaluated on a monthly basis. “Relative Strength” is the measurement of a security’s performance in a given universe as compared to the performance of all other securities in that universe. Therefore, at any given time, the components of the Index are those Invesco ETFs that the Index Provider believes offer the greatest potential to outperform each of the other eligible Invesco ETFs. The Fund generally invests in each constituent Invesco ETF comprising the Index in proportion to its weighting in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 13.99%. On a net asset value (“NAV”) basis, the Fund returned 13.84%. During the same time period, the Index returned 13.95%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Russell 3000® Index (the “Benchmark Index”) returned 14.88%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,950 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and weighting methodology across the underlying Invesco ETFs.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the health care sector during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the health care sector, as well as stock selection within the financials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included the Invesco DWA Technology Momentum ETF, an Invesco ETF holding positions in common stock of technology sector companies (portfolio average weight of 26.34%), the Invesco DWA Consumer Cyclicals Momentum ETF, an Invesco ETF holding positions in common stock of consumer cyclicals sector companies (portfolio average weight of 16.29%), and Invesco DWA Industrials Momentum ETF, an Invesco ETF holding positions in common stock of industrials sector companies (portfolio average weight of 30.52%), respectively. The position that detracted most significantly from the Fund’s return was the Invesco DWA Healthcare Momentum ETF, an Invesco ETF holding positions in common stock of health care sector companies (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets)* as of August 31, 2018
Industrials	29.7
Information Technology	28.3
Consumer Discretionary	22.7
Energy	19.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Invesco DWA Industrials Momentum ETF	29.7
Invesco DWA Technology Momentum ETF	28.3
Invesco DWA Consumer Cyclicals Momentum ETF	22.7
Invesco DWA Energy Momentum ETF	19.3
Total	100.0

*	Excluding money market fund holdings.

10

Invesco DWA Tactical Sector Rotation ETF (DWTR) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Dorsey Wright® Sector 4 Index	23.47%	9.28%	29.28%
Russell 3000® Index	20.25	15.69	52.43
Fund
NAV Return	23.03	9.13	28.74
Market Price Return	23.38	9.16	28.86

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% includes the unitary management fee of 0.15% and acquired fund fees and expenses of 0.60%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

PSCD	Manager’s Analysis
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

As an index fund, the Invesco S&P SmallCap Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer discretionary companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 29.43%. On a net asset value (“NAV”) basis, the Fund returned 29.58%. During the same time period, the Index returned 29.72%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the specialty retail industry and most underweight in the banks industry during the fiscal period ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the specialty retail industry.

For the fiscal period ended August 31, 2018, the specialty retail industry contributed most significantly to the Fund’s return, followed by the textiles, apparel & luxury goods and hotels,

restaurants & leisure industries, respectively. The automobiles industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included World Wrestling Entertainment, Inc., Class A, a movies & entertainment company (no longer held at fiscal period-end), and Ollie’s Bargain Outlet Holdings Inc., a general merchandise stores company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return included LCI Industries, an auto components company (portfolio average weight of 2.24%), and Installed Building Products, Inc., a household durable company (portfolio average weight of 1.11%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Specialty Retail	29.1
Hotels, Restaurants & Leisure	14.1
Household Durables	13.4
Auto Components	13.4
Textiles, Apparel & Luxury Goods	11.7
Diversified Consumer Services	4.3
Media	3.9
Leisure Products	3.9
Internet & Direct Marketing Retail	3.6
Distributors	1.3
Automobiles	0.9
Multi-line Retail	0.5
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Wolverine World Wide, Inc.	3.0
iRobot Corp.	2.5
Steven Madden Ltd.	2.5
RH	2.5
Penn National Gaming, Inc.	2.4
Strategic Education, Inc.	2.3
Shutterfly, Inc.	2.1
Fox Factory Holding Corp.	2.0
DSW, Inc., Class A	1.9
Dorman Products, Inc.	1.9
Total	23.1

* Excluding money market fund holdings.

12

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Discretionary Index	38.99%	13.30%	45.46%	12.61%	81.08%	14.02%	200.85%
S&P SmallCap 600® Index	32.47	19.28	69.70	15.45	105.06	15.25	229.41
Fund
NAV Return	38.82	13.14	44.83	12.42	79.54	13.76	195.31
Market Price Return	38.93	13.13	44.79	12.44	79.74	13.77	195.52

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

PSCC	Manager’s Analysis
Invesco S&P SmallCap Consumer Staples ETF (PSCC)

As an index fund, the Invesco S&P SmallCap Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer staples companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that have noncyclical characteristics, including, but not limited to, tobacco, food and beverage, and non-discretionary retail.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 18.49%. On a net asset value (“NAV”) basis, the Fund returned 18.70%. During the same time period, the Index returned 18.91%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the banks industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the food products industry.

For the fiscal period ended August 31, 2018, the personal products industry contributed most significantly to the Fund’s return, followed by the food products and household products industries, respectively. The beverages industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Medifast, Inc., a personal products company (portfolio average weight of 5.09%), and WD-40 Co., a household products company (portfolio average weight of 6.83%). Positions that detracted most significantly from the Fund’s return included Avon Products, Inc. (United Kingdom), a personal products company (portfolio average weight of 2.01%), and Seneca Foods Corp., Class A, a food product company (portfolio average weight of 2.31%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Food Products	43.7
Household Products	15.8
Personal Products	13.5
Food & Staples Retailing	12.9
Beverages	7.0
Tobacco	3.8
Money Market Funds Plus Other Assets Less Liabilities	3.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Darling Ingredients, Inc.	11.9
WD-40 Co.	9.0
J & J Snack Foods Corp.	8.0
B&G Foods, Inc.	7.8
Central Garden & Pet Co., Class A	5.3
Inter Parfums, Inc.	4.8
Calavo Growers, Inc.	4.7
SUPERVALU, Inc.	4.7
Medifast, Inc.	4.7
Andersons, Inc. (The)	4.7
Total	65.6

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap Consumer Staples ETF (PSCC) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	27.05%	18.13%	64.84%	15.74%	107.71%	17.04%	274.94%
S&P SmallCap 600® Index	32.47	19.28	69.70	15.45	105.06	15.25	229.41
Fund
NAV Return	26.82	17.71	63.09	15.39	104.60	16.76	267.36
Market Price Return	26.94	17.68	62.98	15.41	104.75	16.75	266.97

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

PSCE	Manager’s Analysis
Invesco S&P SmallCap Energy ETF (PSCE)

As an index fund, the Invesco S&P SmallCap Energy ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including, but not limited to, oil and gas exploration and production, refining, oil services and pipelines.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 14.25%. On a net asset value (“NAV”) basis, the Fund returned 14.64%. During the same time period, the Index returned 14.94%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the energy equipment & services industry and most underweight in the banks industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single sector allocation.

For the fiscal period ended August 31, 2018, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the energy equipment & services industry. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Denbury Resources, Inc., an oil, gas & consumable fuels company (portfolio average weight of 4.01%), and Carrizo Oil & Gas, Inc., an oil, gas & consumable fuels company (portfolio average weight of 5.29%). Positions that detracted most significantly from the Fund’s return included ProPetro Holding Corp., an energy equipment & services company (portfolio average weight of 1.58%), and C&J Energy Services, Inc., an energy equipment & services company (portfolio average weight of 2.47%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Energy Equipment & Services	50.9
Oil, Gas & Consumable Fuels	49.1
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
PDC Energy, Inc.	10.2
SRC Energy, Inc.	6.6
Carrizo Oil & Gas, Inc.	6.2
Oil States International, Inc.	6.0
Denbury Resources, Inc.	5.6
US Silica Holdings, Inc.	4.8
Archrock, Inc.	4.8
Noble Corp. PLC	4.5
Unit Corp.	4.3
Helix Energy Solutions Group, Inc.	3.9
Total	56.9

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap Energy ETF (PSCE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Energy Index	35.74%	(6.00)%	(16.93)%	(16.73)%	(59.96)%	(4.56)%	(32.45)%
S&P SmallCap 600® Index	32.47	19.28	69.70	15.45	105.06	15.25	229.41
Fund
NAV Return	35.33	(6.17)	(17.40)	(16.92)	(60.42)	(4.82)	(33.97)
Market Price Return	35.13	(6.14)	(17.32)	(16.92)	(60.41)	(4.81)	(33.91)

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

PSCF	Manager’s Analysis
Invesco S&P SmallCap Financials ETF (PSCF)

As an index fund, the Invesco S&P SmallCap Financials ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Financials & Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. financial service companies that comprise the Index. These companies are principally engaged in the business of providing financial services and products, including, but not limited to, banking, investment services, insurance and real estate finance services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 12.41%. On a net asset value (“NAV”) basis, the Fund returned 12.44%. During the same time period, the Index returned 12.63%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the machinery industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses that the Fund incurred as well as the Fund’s single sector allocation. For the fiscal period ended August 31, 2018, the banks industry contributed most significantly to the Fund’s return, followed by the consumer finance and insurance industries, respectively. The real estate management & development industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Green Dot Corp., Class A, a consumer finance company (portfolio average weight of 1.74%), and FirstCash, Inc., a consumer finance company (portfolio average weight of 2.06%). Positions that detracted most significantly from the Fund’s return included RE/MAX Holdings, Inc., Class A, a real estate management & development company (portfolio average weight of 0.53%), and Third Point Reinsurance Ltd. (Bermuda), an insurance company (portfolio average weight of 0.66%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Banks	37.4
Equity REITs	24.3
Insurance	14.4
Consumer Finance	6.4
Thrifts & Mortgage Finance	6.4
Mortgage REITs	5.1
Capital Markets	4.6
Real Estate Management & Development	1.3
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
First Financial Bankshares, Inc.	2.0
Green Dot Corp., Class A	2.0
Selective Insurance Group, Inc.	1.9
FirstCash, Inc.	1.9
Glacier Bancorp, Inc.	1.8
EastGroup Properties, Inc.	1.7
Community Bank System, Inc.	1.7
American Equity Investment Life Holding Co.	1.7
Columbia Banking System, Inc.	1.6
First Financial Bancorp	1.5
Total	17.8

*	Excluding money market fund holdings.

18

Invesco S&P SmallCap Financials ETF (PSCF) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Financials & Real Estate Index	22.07%	17.64%	62.80%	14.17%	93.99%	13.48%	189.23%
S&P SmallCap 600® Index	32.47	19.28	69.70	15.45	105.06	15.25	229.41
Fund
NAV Return	21.80	17.35	61.60	13.88	91.50	13.17	182.54
Market Price Return	21.95	17.36	61.64	13.87	91.47	13.17	182.65

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

PSCH	Manager’s Analysis
Invesco S&P SmallCap Health Care ETF (PSCH)

As an index fund, the Invesco S&P SmallCap Health Care ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. health care companies that comprise the Index. These companies are principally engaged in the business of providing health care-related products, facilities and services including, but not limited to, biotechnology, pharmaceuticals, medical technology and supplies.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 58.31%. On a net asset value (“NAV”) basis, the Fund returned 58.32%. During the same time period, the Index returned 58.57%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the banks industry during the fiscal period ended August 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocations in the health care equipment & supplies and pharmaceuticals industries, respectively.

For the fiscal period ended August 31, 2018, the pharmaceuticals industry contributed most significantly to the Fund’s return, followed by the health care equipment & supplies and health care providers & services industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Nektar Therapeutics, a life sciences tools & services company (no longer held at fiscal period-end), and Inogen, Inc., a health care equipment & supplies company (portfolio average weight of 2.56%). Positions that detracted most significantly from the Fund’s return included MiMedx Group, Inc., a biotechnology company (portfolio average weight of 0.86%), and Tivity Health, Inc., a health care providers & services company (portfolio average weight of 1.21%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Health Care Equipment & Supplies	26.9
Health Care Providers & Services	26.7
Biotechnology	23.0
Pharmaceuticals	12.3
Health Care Technology	8.0
Life Sciences Tools & Services	3.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Ligand Pharmaceuticals, Inc.	5.1
HealthEquity, Inc.	4.5
Neogen Corp.	4.4
Inogen, Inc.	4.2
Amedisys, Inc.	3.3
Myriad Genetics, Inc.	3.2
Endo International PLC	3.2
Merit Medical Systems, Inc.	2.9
LHC Group, Inc.	2.6
AMN Healthcare Services, Inc.	2.6
Total	36.0

*	Excluding money market fund holdings.

20

Invesco S&P SmallCap Health Care ETF (PSCH) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Health Care Index	64.70%	27.44%	106.97%	26.42%	222.93%	24.17%	515.88%
S&P SmallCap 600® Index	32.47	19.28	69.70	15.45	105.06	15.25	229.41
Fund
NAV Return	64.37	27.15	105.59	26.10	218.80	23.83	501.97
Market Price Return	64.65	27.24	106.02	26.12	219.15	23.87	503.42

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

21

PSCI	Manager’s Analysis
Invesco S&P SmallCap Industrials ETF (PSCI)

As an index fund, the Invesco S&P SmallCap Industrials ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. industrial companies that comprise the Index. These companies are principally engaged in the business of providing industrial products and services including, but not limited to, engineering, heavy machinery, construction, electrical equipment, aerospace and defense, and general manufacturing.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 21.59%. On a net asset value (“NAV”) basis, the Fund returned 21.69%. During the same time period, the Index returned 21.98%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the banks industry during the fiscal period ended August 31, 2018. The majority of the Fund’s slight underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses that the Fund incurred during the period.

For the fiscal period ended August 31, 2018, the professional services industry contributed most significantly to the Fund’s return, followed by the machinery and aerospace & defense industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Insperity, Inc., a professional services company (portfolio average weight of 1.87%), and Axon Enterprise, Inc., an aerospace & defense company (portfolio average weight of 1.58%). Positions that detracted most significantly from the Fund’s return included ABM Industries, Inc., a commercial services & supplies company (portfolio average weight of 1.36%), and Matthews International Corp., Class A, a commercial services & supplies company (portfolio average weight of 1.15%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Machinery	28.3
Professional Services	14.9
Commercial Services & Supplies	12.6
Building Products	12.1
Aerospace & Defense	11.3
Airlines	4.2
Air Freight & Logistics	3.6
Trading Companies & Distributors	3.6
Road & Rail	3.0
Electrical Equipment	2.2
Construction & Engineering	2.2
Industrial Conglomerates	1.0
Marine	1.0
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Trex Co., Inc.	2.9
ASGN, Inc.	2.7
Insperity, Inc.	2.6
Axon Enterprise, Inc.	2.3
Proto Labs, Inc.	2.3
Tetra Tech, Inc.	2.3
Korn/Ferry International	2.2
John Bean Technologies Corp.	2.2
SkyWest, Inc.	2.0
Barnes Group, Inc.	1.9
Total	23.4

*	Excluding money market fund holdings.

22

Invesco S&P SmallCap Industrials ETF (PSCI) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Industrials Index	37.90%	20.70%	75.83%	16.04%	110.36%	15.18%	227.56%
S&P SmallCap 600® Index	32.47	19.28	69.70	15.45	105.06	15.25	229.41
Fund
NAV Return	37.50	20.43	74.65	15.75	107.78	14.86	219.96
Market Price Return	37.66	20.48	74.88	15.74	107.69	14.87	220.22

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

23

PSCT	Manager’s Analysis
Invesco S&P SmallCap Information Technology ETF (PSCT)

As an index fund, the Invesco S&P SmallCap Information Technology ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. information technology companies that comprise the Index. These companies are principally engaged in the business of providing information technology-related products and services including, but not limited to, computer hardware and software, internet, electronics and semiconductors, and communication technologies.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 10.85%. On a net asset value (“NAV”) basis, the Fund returned 11.09%. During the same time period, the Index returned 11.23%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment instruments & components industry and most underweight in the banks industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single sector allocation. For the fiscal period ended August 31, 2018, the IT services industry contributed most significantly to the Fund’s return, followed by the internet software & services and software industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included CACI International, Inc., Class A, an IT services company (portfolio average weight of 3.19%), and Qualys, Inc., a software company (portfolio average weight of 2.01%). Positions that detracted most significantly from the Fund’s return included Extreme Networks, Inc., a communications equipment company (portfolio average weight of 0.66%), and Diebold Nixdorf, Inc., a technology hardware, storage & peripherals company (portfolio average weight of 0.23%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Electronic Equipment, Instruments & Components	26.8
Semiconductors & Semiconductor Equipment	23.0
IT Services	16.1
Software	11.8
Communications Equipment	10.1
Internet Software & Services	8.4
Technology Hardware, Storage & Peripherals	3.8
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
CACI International, Inc., Class A	3.6
Stamps.com, Inc.	3.1
Semtech Corp.	2.9
Qualys, Inc.	2.2
Cabot Microelectronics Corp.	2.2
Brooks Automation, Inc.	2.1
II-VI, Inc.	2.0
Rogers Corp.	1.9
Viavi Solutions, Inc.	1.9
Advanced Energy Industries, Inc.	1.7
Total	23.6

*	Excluding money market fund holdings.

24

Invesco S&P SmallCap Information Technology ETF (PSCT) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Information Technology Index	21.32%	23.01%	86.11%	19.26%	141.28%	16.80%	268.45%
S&P SmallCap 600® Index	32.47	19.28	69.70	15.45	105.06	15.25	229.41
Fund
NAV Return	21.16	22.74	84.91	18.97	138.30	16.48	260.06
Market Price Return	21.18	22.66	84.57	18.95	138.13	16.47	259.84

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

25

PSCM	Manager’s Analysis
Invesco S&P SmallCap Materials ETF (PSCM)

As an index fund, the Invesco S&P SmallCap Materials ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. basic materials companies that comprise the Index. These companies are principally engaged in the business of producing raw materials, including, but not limited to, paper or wood products, chemicals, construction materials, and mining and metals.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 9.65%. On a net asset value (“NAV”) basis, the Fund returned 9.73%. During the same time period, the Index returned 9.86%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the banks industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single sector allocation.

For the fiscal period ended August 31, 2018, the chemicals industry contributed most significantly to the Fund’s return, followed by the paper & forest products and metals & mining industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Ingevity Corp., a chemicals company (portfolio average weight of 8.15%), and KapStone Paper and Packaging Corp., a paper & forest products company (portfolio average weight of 6.63%). Positions that detracted most significantly from the Fund’s return included U.S. Concrete, Inc., a construction materials company (portfolio average weight of 2.48%), and Clearwater Paper Corp., a paper & forest products company (portfolio average weight of 1.38%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Chemicals	58.2
Paper & Forest Products	21.2
Metals & Mining	17.1
Construction Materials	1.8
Containers & Packaging	1.5
Specialty Chemicals	0.1
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Ingevity Corp.	10.2
Balchem Corp.	8.5
KapStone Paper and Packaging Corp.	7.3
H.B. Fuller Co.	6.9
Quaker Chemical Corp.	5.8
Innospec, Inc.	4.5
Kaiser Aluminum Corp.	4.4
Stepan Co.	4.3
Boise Cascade Co.	4.1
Neenah, Inc.	3.7
Total	59.7

*	Excluding money market fund holdings.

26

Invesco S&P SmallCap Materials ETF (PSCM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Materials Index	22.97%	18.26%	65.37%	10.26%	62.95%	10.84%	137.27%
S&P SmallCap 600® Index	32.47	19.28	69.70	15.45	105.06	15.25	229.41
Fund
NAV Return	22.77	17.96	64.14	9.96	60.77	10.53	131.79
Market Price Return	23.09	17.99	64.28	9.97	60.81	10.53	131.80

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

27

PSCU	Manager’s Analysis
Invesco S&P SmallCap Utilities ETF (PSCU)

As an index fund, the Invesco S&P SmallCap Utilities ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Utilities & Telecommunication Services Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. utility companies that comprise the Index. These companies are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services. These companies may include, but are not limited to, companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from October 31 to August 31. For the fiscal period from November 1, 2017 to August 31, 2018, on a market price basis, the Fund returned 2.54%. On a net asset value (“NAV”) basis, the Fund returned 2.55%. During the same time period, the Index returned 2.39%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 21.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the banks industry during the fiscal period ended August 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single sector allocation.

For the fiscal period ended August 31, 2018, the diversified telecommunication services industry contributed most significantly to the Fund’s return, followed by the water utilities and gas utilities industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2018, included Vonage Holdings Corp., a diversified telecommunications services company (portfolio average weight of 7.11%), and Iridium Communications, Inc., a diversified telecommunications services company (portfolio average weight of 4.90%). Positions that detracted most significantly from the Fund’s return included Frontier Communications Corp., a diversified telecommunications services company (portfolio average weight of 3.48%), and ALLETE, Inc., an electric utilities company (no longer held at fiscal period-end).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2018
Gas Utilities	34.5
Diversified Telecommunication Services	30.3
Multi-Utilities	15.3
Water Utilities	8.9
Electric Utilities	4.6
Wireless Telecommunication Services	4.2
Money Market Fund Plus Other Assets Less Liabilities	2.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2018
Security
Spire, Inc.	17.0
Avista Corp.	15.3
South Jersey Industries, Inc.	12.9
Vonage Holdings Corp.	4.7
Cincinnati Bell, Inc.	4.7
Iridium Communications, Inc.	4.7
ATN International, Inc.	4.7
Northwest Natural Gas Co.	4.7
American States Water Co.	4.6
El Paso Electric Co.	4.6
Total	77.9

*	Excluding money market fund holdings.

28

Invesco S&P SmallCap Utilities ETF (PSCU) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Utilities & Telecommunication Services Index	4.89%	19.46%	70.50%	15.93%	109.41%	13.75%	194.98%
S&P SmallCap 600® Index	32.47	19.28	69.70	15.45	105.06	15.25	229.41
Fund
NAV Return	5.00	19.30	69.79	15.70	107.31	13.47	189.01
Market Price Return	5.03	19.32	69.89	15.73	107.59	13.48	189.13

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

29

Schedule of Investments

Invesco DWA Momentum & Low Volatility Rotation ETF (DWLV)

August 31, 2018

Number of Shares		Value
	Exchange-Traded Funds—99.9%(a)
166,134	Invesco DWA Developed Markets Momentum ETF	$4,696,608
236,663	Invesco DWA Emerging Markets Momentum ETF	4,508,430
200,032	Invesco DWA Momentum ETF	11,967,915
211,980	Invesco DWA SmallCap Momentum ETF(b)(c)	12,591,612
89,131	Invesco S&P 500® Low Volatility ETF	4,436,941
72,770	Invesco S&P Emerging Markets Low Volatility ETF	1,813,428
53,813	Invesco S&P International Developed Low Volatility ETF	1,759,685
87,352	Invesco S&P SmallCap Low Volatility ETF	4,464,561

	Total Exchange-Traded Funds (Cost $42,425,588)	46,239,180

	Money Market Fund—0.1%
42,612	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(d) (Cost $42,612)	42,612

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $42,468,200)—100.0%	46,281,792

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.1%
510,000	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $510,000)	510,000

	Total Investments in Securities (Cost $42,978,200)—101.1%	46,791,792
	Other assets less liabilities—(1.1)%	(513,447)

	Net Assets—100.0%	$46,278,345

Investment Abbreviations:

ETF—Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Affiliated Company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments(a)

Invesco DWA SmallCap Momentum ETF (DWAS)

August 31, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—12.1%
32,790	Adtalem Global Education, Inc.(b)	$1,569,002
74,005	Boot Barn Holdings, Inc.(b)	2,214,970
117,595	Career Education Corp.(b)	1,875,640
41,948	Carvana Co., Class A(b)(c)	2,715,714
7,786	Cavco Industries, Inc.(b)	1,910,684
94,088	Chegg, Inc.(b)	3,046,569
49,283	Conn’s, Inc.(b)(c)	2,020,603
84,802	Crocs, Inc.(b)	1,752,009
13,280	Deckers Outdoor Corp.(b)	1,618,035
204,448	Drive Shack, Inc.(b)	1,267,578
102,509	Eldorado Resorts, Inc.(b)	4,925,557
16,572	Five Below, Inc.(b)	1,930,141
75,469	Fossil Group, Inc.(b)	1,710,882
19,729	Johnson Outdoors, Inc., Class A	1,998,153
36,376	Malibu Boats, Inc., Class A(b)	1,753,687
54,100	MCBC Holdings, Inc.(b)	1,491,537
34,753	Monarch Casino & Resort, Inc.(b)	1,635,129
16,726	Nathan’s Famous, Inc.	1,483,596
144,024	Noodles & Co., Class A(b)(c)	1,771,495
22,959	Ollie’s Bargain Outlet Holdings, Inc.(b)	1,999,729
47,688	Penn National Gaming, Inc.(b)	1,643,328
34,624	Planet Fitness, Inc., Class A(b)	1,778,635
18,653	RH(b)(c)	2,965,827
51,599	Stoneridge, Inc.(b)	1,544,358
19,601	TopBuild Corp.(b)	1,220,750
168,954	Town Sports International Holdings, Inc.(b)(c)	1,545,929
24,289	World Wrestling Entertainment, Inc., Class A	2,123,102
88,868	ZAGG, Inc.(b)	1,439,662

		54,952,301

	Consumer Staples—3.0%
17,593	Medifast, Inc.	4,024,399
68,564	MGP Ingredients, Inc.(c)	5,286,970
131,725	Natural Grocers by Vitamin Cottage, Inc.(b)(c)	2,556,782
50,945	Turning Point Brands, Inc.	1,714,809

		13,582,960

	Energy—2.9%
66,363	California Resources Corp.(b)	2,756,719
156,084	Comstock Resources, Inc.(b)	1,510,893
32,022	Delek US Holdings, Inc.	1,745,199
40,991	Mammoth Energy Services, Inc.	1,126,433
44,970	Penn Virginia Corp.(b)	3,999,632
70,402	Unit Corp.(b)	1,850,868

		12,989,744

	Financials—14.6%
29,487	Ameris Bancorp	1,464,030
114,127	B. Riley Financial, Inc.	2,613,508
84,704	Blucora, Inc.(b)	3,066,285
55,133	Carolina Financial Corp.	2,268,723
37,487	Cathay General Bancorp	1,585,700
51,751	CenterState Bank Corp.	1,584,616
28,020	Eagle Bancorp, Inc.(b)	1,508,877
70,276	eHealth, Inc.(b)	2,051,356
57,046	Enova International, Inc.(b)	1,893,927
28,977	Enterprise Financial Services Corp.	1,631,405
17,185	Federal Agricultural Mortgage Corp., Class C	1,324,448
201,491	First BanCorp/Puerto Rico(b)	1,763,046

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
37,926	First Bancorp/Southern Pines NC	$1,582,273
45,553	First Bancshares, Inc. (The)	1,869,951
50,265	First Defiance Financial Corp.	1,607,977
46,111	First Financial Bankshares, Inc.	2,785,104
36,576	First Merchants Corp.	1,760,037
70,177	Green Bancorp, Inc.	1,684,248
23,850	Green Dot Corp., Class A(b)	2,043,230
35,082	Hamilton Lane, Inc., Class A	1,711,300
75,169	Horizon Bancorp, Inc.	1,535,703
178,375	Independent Bank Corp./MI	4,450,456
30,865	Kinsale Capital Group, Inc.	1,875,666
81,531	Meridian Bancorp, Inc.	1,459,405
27,861	Nicolet Bankshares, Inc.(b)	1,542,385
92,575	NMI Holdings, Inc., Class A(b)	1,999,620
46,630	Old Line Bancshares, Inc.	1,594,746
32,879	Preferred Bank	2,012,524
43,641	Regional Management Corp.(b)	1,454,555
48,904	Seacoast Banking Corp. of Florida(b)	1,546,344
37,834	Triumph Bancorp, Inc.(b)	1,606,053
48,460	United Community Banks, Inc.	1,470,276
140,639	United Community Financial Corp.	1,455,614
27,536	Walker & Dunlop, Inc.	1,500,712
13,507	World Acceptance Corp.(b)	1,602,065
28,725	WSFS Financial Corp.	1,401,780

		66,307,945

	Health Care—35.7%
27,856	Addus HomeCare Corp.(b)	1,807,854
35,615	Arena Pharmaceuticals, Inc.(b)	1,383,287
130,228	Array BioPharma, Inc.(b)	2,027,650
368,172	Arrowhead Pharmaceuticals, Inc.(b)	5,434,219
37,759	Audentes Therapeutics, Inc.(b)	1,374,428
133,204	AxoGen, Inc.(b)	5,840,995
49,523	BioTelemetry, Inc.(b)	3,060,521
438,810	CareDx, Inc.(b)	10,667,471
226,321	Cerus Corp.(b)	1,760,777
304,183	Codexis, Inc.(b)	5,231,948
57,795	CryoLife, Inc.(b)	2,005,487
294,626	CryoPort, Inc.(b)(c)	4,183,689
39,601	Cutera, Inc.(b)	1,346,434
294,628	Cymabay Therapeutics, Inc.(b)	4,015,780
149,490	CytoSorbents Corp.(b)	2,190,029
36,406	Deciphera Pharmaceuticals, Inc.(b)	1,346,658
16,374	Enanta Pharmaceuticals, Inc.(b)	1,488,888
366,802	Endocyte, Inc.(b)	7,233,335
179,502	Fate Therapeutics, Inc.(b)	2,313,781
34,260	G1 Therapeutics, Inc.(b)	2,078,897
202,893	Galectin Therapeutics, Inc.(b)(c)	1,312,718
29,642	Globus Medical, Inc., Class A(b)	1,579,029
17,581	Haemonetics Corp.(b)	1,962,743
20,709	HealthEquity, Inc.(b)	1,950,995
54,721	Heska Corp.(b)	5,855,147
63,842	Immunomedics, Inc.(b)	1,708,412
26,923	Inogen, Inc.(b)	7,132,172
24,688	Integer Holdings Corp.(b)	1,972,571
44,930	Intersect ENT, Inc.(b)	1,316,449
20,092	iRhythm Technologies, Inc.(b)	1,870,364
153,736	Kindred Biosciences, Inc.(b)	2,290,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco DWA SmallCap Momentum ETF (DWAS) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks (continued)
	Health Care (continued)
8,276	Ligand Pharmaceuticals, Inc.(b)	$2,149,194
32,302	Merit Medical Systems, Inc.(b)	1,900,973
120,889	Mirati Therapeutics, Inc.(b)	6,836,273
66,586	Neogen Corp.(b)	6,221,796
62,169	Novocure Ltd.(b)	2,800,713
10,515	Penumbra, Inc.(b)	1,460,008
23,845	Quidel Corp.(b)	1,833,204
232,353	R1 RCM, Inc.(b)	2,316,559
24,194	REGENXBIO, Inc.(b)	1,704,467
137,216	Rocket Pharmaceuticals, Inc.(b)	3,272,602
117,335	Savara, Inc.(b)	1,379,860
107,695	Sientra, Inc.(b)	2,705,298
72,062	Simulations Plus, Inc.	1,502,493
271,467	Sorrento Therapeutics, Inc.(b)(c)	1,506,642
61,470	STAAR Surgical Co.(b)	2,932,119
91,522	Stemline Therapeutics, Inc.(b)	1,565,026
30,109	Supernus Pharmaceuticals, Inc.(b)	1,333,829
199,307	T2 Biosystems, Inc.(b)	1,301,475
35,932	Tabula Rasa HealthCare, Inc.(b)	3,150,158
33,024	Tactile Systems Technology, Inc.(b)	2,234,734
33,212	Teladoc Health, Inc.(b)	2,575,591
43,109	Tenet Healthcare Corp.(b)	1,453,635
38,724	Triple-S Management Corp., Class B(b)	843,021
88,689	uniQure N.V. (Netherlands)(b)(c)	3,763,074
16,228	US Physical Therapy, Inc.	2,032,557
13,928	Utah Medical Products, Inc.	1,265,359
192,292	Verastem, Inc.(b)	1,915,228
53,050	Zogenix, Inc.(b)	2,562,315

		162,261,597

	Industrials—13.0%
33,979	ArcBest Corp.	1,634,390
23,856	Axon Enterprise, Inc.(b)	1,628,411
18,189	Barrett Business Services, Inc.	1,364,721
69,142	CAI International, Inc.(b)	1,866,143
104,553	Casella Waste Systems, Inc., Class A(b)	2,967,214
69,874	CBIZ, Inc.(b)	1,669,989
25,650	Chart Industries, Inc.(b)	1,937,857
33,972	Comfort Systems USA, Inc.	1,949,993
70,400	DMC Global, Inc.	2,763,200
33,078	Douglas Dynamics, Inc.	1,514,972
646,280	Enphase Energy, Inc.(b)(c)	3,160,309
78,532	Harsco Corp.(b)	2,218,529
29,382	Insperity, Inc.	3,521,433
24,841	Korn/Ferry International	1,667,576
49,227	NV5 Global, Inc.(b)	4,354,128
24,824	Omega Flex, Inc.	2,203,130
12,298	RBC Bearings, Inc.(b)	1,842,363
19,684	Saia, Inc.(b)	1,559,957
17,115	SiteOne Landscape Supply, Inc.(b)	1,546,683
55,338	SkyWest, Inc.	3,613,571
116,636	Sunrun, Inc.(b)	1,530,264
54,454	Systemax, Inc.	1,987,571
58,487	Trex Co., Inc.(b)	4,953,849
28,767	TriNet Group, Inc.(b)	1,699,267
42,473	Universal Forest Products, Inc.	1,591,039
39,512	Vicor Corp.(b)	2,467,524

		59,214,083

Number of Shares		Value
	Common Stocks (continued)
	Information Technology—14.8%
27,287	AppFolio, Inc., Class A(b)	$2,330,310
46,467	Brooks Automation, Inc.	1,831,264
14,593	Cabot Microelectronics Corp.	1,645,069
74,066	Care.com, Inc.(b)	1,439,102
25,093	Coupa Software, Inc.(b)	1,799,419
48,382	CTS Corp.	1,787,715
61,309	ePlus, Inc.(b)	6,354,678
32,391	Everbridge, Inc.(b)	1,950,262
286,661	Everi Holdings, Inc.(b)	2,485,351
105,889	Five9, Inc.(b)	5,087,966
11,808	HubSpot, Inc.(b)	1,696,810
99,088	Immersion Corp.(b)	1,151,403
71,616	LivePerson, Inc.(b)	1,926,470
15,318	New Relic, Inc.(b)	1,574,078
42,499	PROS Holdings, Inc.(b)	1,567,363
30,760	Q2 Holdings, Inc.(b)	1,916,348
30,632	QAD, Inc., Class A	1,857,831
17,416	Qualys, Inc.(b)	1,585,727
139,975	QuinStreet, Inc.(b)	2,123,421
49,225	Rapid7, Inc.(b)	1,877,934
30,352	RingCentral, Inc., Class A(b)	2,827,289
50,320	Rudolph Technologies, Inc.(b)	1,398,896
32,228	Semtech Corp.(b)	1,925,623
13,365	Stamps.com, Inc.(b)	3,320,534
54,815	TechTarget, Inc.(b)	1,315,012
83,368	TTM Technologies, Inc.(b)	1,558,982
57,679	Upland Software, Inc.(b)	2,146,812
117,225	USA Technologies, Inc.(b)	1,904,906
21,787	Varonis Systems, Inc.(b)	1,610,059
32,390	Virtusa Corp.(b)	1,887,041
42,936	Vishay Precision Group, Inc.(b)	1,859,129
47,762	XO Group, Inc.(b)	1,435,726

		67,178,530

	Materials—2.9%
57,714	Allegheny Technologies, Inc.(b)	1,560,009
24,731	Chase Corp.	3,065,407
158,714	Forterra, Inc.(b)(c)	1,342,720
19,473	Ingevity Corp.(b)	1,966,968
23,251	KMG Chemicals, Inc.	1,801,488
10,611	Quaker Chemical Corp.	1,911,466
128,640	SunCoke Energy, Inc.(b)	1,435,622

		13,083,680

	Real Estate—0.6%
26,675	RMR Group, Inc. (The), Class A	2,519,454

	Telecommunication Services—0.4%
139,416	Vonage Holdings Corp.(b)	1,976,919

	Total Common Stocks (Cost $366,921,798)	454,067,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco DWA SmallCap Momentum ETF (DWAS) (continued)

August 31, 2018

Number of Shares		Value
	Money Market Fund—0.0%
35,680	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(d) (Cost $35,680)	$35,680

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $366,957,478)—100.0%	454,102,893

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.2%
18,771,075	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $18,771,075)	18,771,075

	Total Investments in Securities (Cost $385,728,553)—104.2%	472,873,968
	Other assets less liabilities—(4.2)%	(18,902,203)

	Net Assets—100.0%	$453,971,765

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments

Invesco DWA Tactical Multi-Asset Income ETF (DWIN)

August 31, 2018

Number of Shares		Value
	Exchange-Traded Funds—99.9%(a)
426,079	Invesco Emerging Markets Sovereign Debt ETF(b)	$11,346,484
518,618	Invesco Global Short Term High Yield Bond ETF	12,086,392
402,672	Invesco KBW Premium Yield Equity REIT ETF(b)	14,419,684
894,505	Invesco Preferred ETF	13,077,663
392,142	Invesco Taxable Municipal Bond ETF	11,568,189

	Total Exchange-Traded Funds (Cost $65,343,991)	62,498,412

	Money Market Fund—0.1%
55,619	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(c) (Cost $55,619)	55,619

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $65,399,610)-100.0%	62,554,031

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—15.4%
9,611,799	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(c)(d) (Cost $9,611,799)	9,611,799

	Total Investments in Securities (Cost $75,011,409)—115.4%	72,165,830
	Other assets less liabilities—(15.4)%	(9,616,877)

	Net Assets—100.0%	$62,548,953

Investment Abbreviations:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Affiliated Company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	All or a portion of this security was out on loan at August 31, 2018.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments

Invesco DWA Tactical Sector Rotation ETF (DWTR)

August 31, 2018

Number of Shares		Value
	Exchange-Traded Funds—100.0%(a)
334,063	Invesco DWA Consumer Cyclicals Momentum ETF	$20,023,736
390,388	Invesco DWA Energy Momentum ETF(b)	17,083,379
404,856	Invesco DWA Industrials Momentum ETF	26,214,426
367,247	Invesco DWA Technology Momentum ETF	24,983,814

	Total Exchange-Traded Funds (Cost $72,855,683)	88,305,355

	Money Market Fund—0.0%
23,985	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(c) (Cost $23,985)	23,985

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $72,879,668)—100.0%	88,329,340

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.1%
120,825	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(c)(d) (Cost $120,825)	120,825

	Total Investments in Securities (Cost $73,000,493)—100.1%	88,450,165
	Other assets less liabilities—(0.1)%	(131,468)

	Net Assets—100.0%	$88,318,697

Investment Abbreviations:

ETF—Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Affiliated Company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	All or a portion of this security was out on loan at August 31, 2018.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

August 31, 2018

Number of Shares		Value
	Common Stocks—100.1%
	Auto Components—13.4%
74,509	American Axle & Manufacturing Holdings, Inc.(b)	$1,319,554
37,904	Cooper Tire & Rubber Co.	1,093,531
12,191	Cooper-Standard Holdings, Inc.(b)	1,687,600
22,242	Dorman Products, Inc.(b)	1,801,157
28,246	Fox Factory Holding Corp.(b)	1,865,648
27,587	Gentherm, Inc.(b)	1,357,280
18,904	LCI Industries	1,757,127
14,301	Motorcar Parts of America, Inc.(b)	379,549
15,171	Standard Motor Products, Inc.	770,232
17,436	Superior Industries International, Inc.	378,361

		12,410,039

	Automobiles—0.9%
21,601	Winnebago Industries, Inc.	798,157

	Distributors—1.3%
34,605	Core-Mark Holding Co., Inc.	1,237,821

	Diversified Consumer Services—4.3%
12,295	American Public Education, Inc.(b)	427,251
49,583	Career Education Corp.(b)	790,849
25,939	Regis Corp.(b)	554,835
15,643	Strategic Education, Inc.	2,170,779

		3,943,714

	Hotels, Restaurants & Leisure—14.1%
62,954	Belmond Ltd., Class A (United Kingdom)(b)	1,054,479
13,557	BJ’s Restaurants, Inc.	1,026,265
12,691	Chuy’s Holdings, Inc.(b)	367,404
29,722	Dave & Buster’s Entertainment, Inc.(b)	1,728,929
13,369	Dine Brands Global, Inc.	1,115,242
16,222	El Pollo Loco Holdings, Inc.(b)	193,042
20,433	Fiesta Restaurant Group, Inc.(b)	587,449
8,538	Monarch Casino & Resort, Inc.(b)	401,713
63,363	Penn National Gaming, Inc.(b)	2,183,489
9,736	Red Robin Gourmet Burgers, Inc.(b)	402,097
21,573	Ruth’s Hospitality Group, Inc.	664,448
15,333	Shake Shack, Inc., Class A(b)	926,880
27,858	Sonic Corp.	998,988
21,899	Wingstop, Inc.	1,466,138

		13,116,563

	Household Durables—13.4%
6,375	Cavco Industries, Inc.(b)	1,564,425
18,755	Ethan Allen Interiors, Inc.	417,299
15,638	Installed Building Products, Inc.(b)	727,949
20,847	iRobot Corp.(b)(c)	2,366,134
35,290	La-Z-Boy, Inc.	1,173,392
13,565	LGI Homes, Inc.(b)(c)	781,344
21,422	M/I Homes, Inc.(b)	555,044
33,724	MDC Holdings, Inc.	1,069,051
28,645	Meritage Homes Corp.(b)	1,236,032
26,734	TopBuild Corp.(b)	1,664,994
10,591	Universal Electronics, Inc.(b)	457,531
20,911	William Lyon Homes, Class A(b)	409,228

		12,422,423

Number of Shares		Value
	Common Stocks (continued)
	Internet & Direct Marketing Retail—3.6%
12,696	FTD Cos., Inc.(b)	$45,452
22,275	Nutrisystem, Inc.	824,175
15,446	PetMed Express, Inc.(c)	566,714
24,862	Shutterfly, Inc.(b)	1,931,280

		3,367,621

	Leisure Products—3.9%
70,794	Callaway Golf Co.	1,614,811
22,804	Nautilus, Inc.(b)	334,079
13,080	Sturm Ruger & Co., Inc.(c)	856,086
43,072	Vista Outdoor, Inc.(b)	795,540

		3,600,516

	Media—3.9%
41,317	E.W. Scripps Co. (The), Class A	606,120
84,672	Gannett Co., Inc.	870,428
14,596	Marcus Corp. (The)	592,598
45,205	New Media Investment Group, Inc.	718,760
20,585	Scholastic Corp.	865,393

		3,653,299

	Multi-line Retail—0.5%
235,646	J.C. Penney Co., Inc.(b)(c)	417,093

	Specialty Retail—29.1%
50,888	Abercrombie & Fitch Co., Class A	1,102,743
13,767	Asbury Automotive Group, Inc.(b)	1,025,641
127,978	Ascena Retail Group, Inc.(b)	586,139
28,140	Barnes & Noble Education, Inc.(b)	168,277
42,571	Barnes & Noble, Inc.	223,498
15,094	Big 5 Sporting Goods Corp.(c)	86,036
21,328	Buckle, Inc. (The)(c)	549,196
32,383	Caleres, Inc.	1,310,864
17,280	Cato Corp. (The), Class A	370,656
96,843	Chico’s FAS, Inc.	883,208
12,476	Children’s Place, Inc. (The)	1,755,997
54,337	DSW, Inc., Class A	1,807,249
56,485	Express, Inc.(b)	633,762
26,019	Francesca’s Holdings Corp.(b)	163,399
76,380	GameStop Corp., Class A(c)	1,013,563
14,932	Genesco, Inc.(b)	759,292
14,750	Group 1 Automotive, Inc.	1,137,078
43,702	Guess?, Inc.	1,070,699
14,478	Haverty Furniture Cos., Inc.	319,964
14,238	Hibbett Sports, Inc.(b)	292,591
11,813	Kirkland’s, Inc.(b)	107,380
17,953	Lithia Motors, Inc., Class A	1,551,139
21,400	Lumber Liquidators Holdings, Inc.(b)	373,002
16,667	MarineMax, Inc.(b)	375,008
24,638	Monro, Inc.	1,748,066
384,797	Office Depot, Inc.	1,289,070
40,049	Rent-A-Center, Inc.(b)	590,322
14,360	RH(b)(c)	2,283,240
8,077	Shoe Carnival, Inc.	359,103
26,162	Sleep Number Corp.(b)	881,659
18,150	Sonic Automotive, Inc., Class A	390,225
37,288	Tailored Brands, Inc.	877,760
25,973	Tile Shop Holdings, Inc.	198,693
18,168	Vitamin Shoppe, Inc.(b)	232,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks (continued)
	Specialty Retail (continued)
13,732	Zumiez, Inc.(b)	$427,752

		26,944,821

	Textiles, Apparel & Luxury Goods—11.7%
51,194	Crocs, Inc.(b)	1,057,668
32,857	Fossil Group, Inc.(b)	744,868
31,321	G-III Apparel Group Ltd.(b)	1,424,479
11,731	Movado Group, Inc.	499,741
12,699	Oxford Industries, Inc.	1,182,150
9,515	Perry Ellis International, Inc.(b)	261,948
39,452	Steven Madden Ltd.	2,294,134
12,785	Unifi, Inc.(b)	406,691
14,161	Vera Bradley, Inc.(b)	207,600
71,046	Wolverine World Wide, Inc.	2,783,582

		10,862,861

	Total Common Stocks (Cost $84,181,890)	92,774,928

	Money Market Fund—0.0%
8,202	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(d) (Cost $8,202)	8,202

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $84,190,092)—100.1%	92,783,130

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.4%
8,720,132	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $8,720,132)	8,720,132

	Total Investments in Securities (Cost $92,910,224)—109.5%	101,503,262
	Other assets less liabilities—(9.5)%	(8,785,341)

	Net Assets—100.0%	$92,717,921

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

August 31, 2018

Number of Shares		Value
	Common Stocks—96.7%
	Beverages—7.0%
19,190	Coca-Cola Bottling Co. Consolidated	$3,253,856
38,822	MGP Ingredients, Inc.	2,993,565

		6,247,421

	Food & Staples Retailing—12.9%
103,460	Andersons, Inc. (The)	4,226,341
145,392	SpartanNash Co.	3,104,119
131,291	SUPERVALU, Inc.(b)	4,239,387

		11,569,847

	Food Products—43.7%
218,430	B&G Foods, Inc.(c)	6,978,838
40,235	Calavo Growers, Inc.(c)	4,258,875
74,214	Cal-Maine Foods, Inc.	3,669,882
540,073	Darling Ingredients, Inc.(b)	10,682,644
377,182	Dean Foods Co.	2,874,127
49,075	J & J Snack Foods Corp.	7,140,412
36,165	John B. Sanfilippo & Son, Inc.	2,642,577
27,924	Seneca Foods Corp., Class A(b)	901,945

		39,149,300

	Household Products—15.8%
33,860	Central Garden & Pet Co., Class A(b)(c)	1,344,242
130,449	Central Garden & Pet Co., Class A(b)	4,739,212
45,633	WD-40 Co.	8,097,576

		14,181,030

	Personal Products—13.5%
1,825,969	Avon Products, Inc. (United Kingdom)(b)	3,651,938
65,301	Inter Parfums, Inc.	4,264,155
18,525	Medifast, Inc.	4,237,594

		12,153,687

	Tobacco—3.8%
57,002	Universal Corp.	3,408,720

	Total Common Stocks
	(Cost $78,046,150)	86,710,005

	Money Market Fund—0.0%
44,310	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(d) (Cost $44,310)	44,310

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $78,090,460)—96.7%	86,754,315

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—11.0%
9,842,090	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $9,842,090)	9,842,090

	Total Investments in Securities (Cost $87,932,550)—107.7%	96,596,405
	Other assets less liabilities—(7.7)%	(6,915,813)

	Net Assets—100.0%	$89,680,592

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

Invesco S&P SmallCap Energy ETF (PSCE)

August 31, 2018

Number of Shares		Value

	Common Stocks—100.0%
	Energy Equipment & Services—50.9%
231,180	Archrock, Inc.	$2,924,427
58,763	Bristow Group, Inc.(b)	644,042
104,998	C&J Energy Services, Inc.(b)	2,199,708
40,361	CARBO Ceramics, Inc.(b)(c)	349,123
37,450	Era Group, Inc.(b)	447,153
58,453	Exterran Corp.(b)	1,601,028
24,679	Geospace Technologies Corp.(b)	348,714
24,883	Gulf Island Fabrication, Inc.(b)	235,144
253,024	Helix Energy Solutions Group, Inc.(b)	2,368,305
48,753	Matrix Service Co.(b)	1,018,938
162,331	Newpark Resources, Inc.(b)	1,704,476
448,553	Noble Corp. PLC(b)	2,736,173
106,378	Oil States International, Inc.(b)	3,600,895
142,013	Pioneer Energy Services Corp.(b)	454,442
130,386	ProPetro Holding Corp.(b)	1,984,475
31,052	SEACOR Holdings, Inc.(b)	1,597,625
228,240	TETRA Technologies, Inc.(b)	1,047,622
98,235	Unit Corp.(b)	2,582,598
138,280	US Silica Holdings, Inc.(c)	2,930,153

		30,775,041

	Oil, Gas & Consumable Fuels—49.1%
37,258	Bonanza Creek Energy, Inc.(b)	1,154,998
154,341	Carrizo Oil & Gas, Inc.(b)	3,738,139
137,725	Cloud Peak Energy, Inc.(b)	325,031
45,850	CONSOL Energy, Inc.(b)	1,966,965
602,963	Denbury Resources, Inc.(b)	3,358,504
70,707	Green Plains, Inc.	1,255,049
181,115	HighPoint Resources Corp.(b)	997,943
45,867	Par Pacific Holdings, Inc.(b)	931,559
117,219	PDC Energy, Inc.(b)	6,176,269
24,632	Penn Virginia Corp.(b)	2,190,770
59,686	Renewable Energy Group, Inc.(b)	1,608,538
10,303	REX American Resources Corp.(b)	830,216
98,786	Ring Energy, Inc.(b)	1,165,675
429,471	SRC Energy, Inc.(b)	3,998,375

		29,698,031

	Total Common Stocks (Cost $60,150,136)	60,473,072

	Money Market Fund—0.0%
8,140	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(d) (Cost $8,140)	8,140

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $60,158,276)—100.0%	60,481,212

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.1%
3,054,500	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $3,054,500)	$3,054,500

	Total Investments in Securities (Cost $63,212,776)—105.1%	63,535,712
	Other assets less liabilities—(5.1)%	(3,060,333)

	Net Assets—100.0%	$60,475,379

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

Invesco S&P SmallCap Financials ETF (PSCF)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Banks—37.4%
53,608	Ameris Bancorp	$2,661,637
57,104	Banc of California, Inc.	1,150,646
43,450	Banner Corp.	2,795,139
49,423	Berkshire Hills Bancorp, Inc.	2,088,122
113,127	Boston Private Financial Holdings, Inc.	1,634,685
107,886	Brookline Bancorp, Inc.	1,958,131
39,760	Central Pacific Financial Corp.	1,126,401
20,733	City Holding Co.	1,681,032
98,378	Columbia Banking System, Inc.	4,156,471
68,472	Community Bank System, Inc.	4,528,053
39,771	Customers Bancorp, Inc.(b)	982,344
137,535	CVB Financial Corp.	3,307,717
29,780	Fidelity Southern Corp.	723,654
244,177	First BanCorp/Puerto Rico(b)	2,136,549
134,811	First Commonwealth Financial Corp.	2,258,084
131,384	First Financial Bancorp	4,125,458
90,834	First Financial Bankshares, Inc.	5,486,374
138,469	First Midwest Bancorp, Inc.	3,763,587
16,219	Franklin Financial Network, Inc.(b)	626,864
106,708	Glacier Bancorp, Inc.	4,874,421
79,112	Great Western Bancorp, Inc.	3,444,536
35,548	Green Bancorp, Inc.	853,152
43,650	Hanmi Financial Corp.	1,139,265
39,133	Heritage Financial Corp.	1,420,528
172,931	Hope Bancorp, Inc.	3,028,022
37,045	Independent Bank Corp./MA	3,374,800
57,052	LegacyTexas Financial Group, Inc.	2,639,796
36,500	National Bank Holdings Corp., Class A	1,465,475
58,609	NBT Bancorp, Inc.	2,372,492
59,060	OFG Bancorp	956,772
179,876	Old National Bancorp	3,651,483
23,215	Opus Bank	658,145
51,873	Pacific Premier Bancorp, Inc.(b)	2,051,577
18,519	Preferred Bank	1,133,548
47,015	S&T Bancorp, Inc.	2,193,720
63,110	Seacoast Banking Corp. of Florida(b)	1,995,538
60,681	ServisFirst Bancshares, Inc.	2,615,351
105,319	Simmons First National Corp., Class A	3,328,080
37,197	Southside Bancshares, Inc.	1,324,213
16,632	Tompkins Financial Corp.	1,461,454
31,020	Triumph Bancorp, Inc.(b)	1,316,799
98,845	United Community Banks, Inc.	2,998,957
35,767	Westamerica Bancorporation	2,290,161

		99,779,233

	Capital Markets—4.6%
63,107	Blucora, Inc.(b)	2,284,473
45,536	Donnelley Financial Solutions, Inc.(b)	951,247
29,524	Greenhill & Co., Inc.	811,910
21,048	INTL. FCStone, Inc.(b)	1,173,636
44,362	Investment Technology Group, Inc.	970,641
19,190	Piper Jaffray Cos.	1,477,630
9,694	Virtus Investment Partners, Inc.	1,250,526
110,193	Waddell & Reed Financial, Inc., Class A	2,206,064
156,299	WisdomTree Investments, Inc.	1,284,778

		12,410,905

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Finance—6.4%
34,364	Encore Capital Group, Inc.(b)	$1,331,605
45,505	Enova International, Inc.(b)	1,510,766
69,169	EZCORP, Inc., Class A(b)	767,776
61,004	FirstCash, Inc.	4,959,625
62,773	Green Dot Corp., Class A(b)	5,377,763
60,816	PRA Group, Inc.(b)	2,222,825
8,173	World Acceptance Corp.(b)	969,399

		17,139,759

	Equity REITs—24.3%
109,596	Acadia Realty Trust REIT	3,125,678
41,685	Agree Realty Corp. REIT	2,378,963
55,797	American Assets Trust, Inc. REIT	2,203,981
65,674	Armada Hoffler Properties, Inc. REIT	1,023,858
108,778	CareTrust REIT, Inc. REIT	2,006,954
231,929	CBL & Associates Properties, Inc. REIT(c)	1,034,403
105,600	Cedar Realty Trust, Inc. REIT	472,032
61,616	Chatham Lodging Trust REIT	1,321,663
81,107	Chesapeake Lodging Trust REIT	2,669,231
23,199	Community Healthcare Trust, Inc. REIT	719,865
269,406	DiamondRock Hospitality Co. REIT	3,222,096
81,100	Easterly Government Properties, Inc. REIT	1,642,275
46,938	EastGroup Properties, Inc. REIT	4,565,659
87,165	Four Corners Property Trust, Inc. REIT	2,348,225
144,038	Franklin Street Properties Corp. REIT	1,234,406
44,363	Getty Realty Corp. REIT	1,291,407
95,822	Global NET Lease, Inc. REIT	2,078,379
133,180	Government Properties Income Trust REIT	2,252,074
49,661	Hersha Hospitality Trust REIT	1,172,000
116,826	Independence Realty Trust, Inc. REIT	1,206,812
91,208	iStar, Inc. REIT	1,020,617
112,395	Kite Realty Group Trust REIT	1,964,665
290,121	Lexington Realty Trust REIT	2,709,730
53,232	LTC Properties, Inc. REIT	2,472,626
75,797	National Storage Affiliates Trust REIT	2,149,603
94,503	Pennsylvania Real Estate Investment Trust REIT(c)	963,931
26,786	PS Business Parks, Inc. REIT	3,493,698
107,500	Ramco-Gershenson Properties Trust REIT	1,500,700
151,411	Retail Opportunity Investments Corp. REIT	2,988,853
16,327	Saul Centers, Inc. REIT	979,620
140,642	Summit Hotel Properties, Inc. REIT	1,931,015
16,975	Universal Health Realty Income Trust REIT	1,294,344
40,045	Urstadt Biddle Properties, Inc., Class A REIT	911,024
249,832	Washington Prime Group, Inc. REIT	1,933,700
53,455	Whitestone REIT	729,126

		65,013,213

	Insurance—14.4%
60,892	Ambac Financial Group, Inc.(b)	1,286,648
121,021	American Equity Investment Life Holding Co.	4,488,669
25,872	AMERISAFE, Inc.	1,650,633
22,451	eHealth, Inc.(b)	655,345
44,002	Employers Holdings, Inc.	2,017,492
10,161	HCI Group, Inc.	411,520
54,931	Horace Mann Educators Corp.	2,543,305
40,119	James River Group Holdings Ltd.	1,642,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P SmallCap Financials ETF (PSCF) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Insurance (continued)
91,551	Maiden Holdings Ltd.	$347,894
30,342	Navigators Group, Inc. (The)	2,123,940
71,990	ProAssurance Corp.	3,480,716
52,355	RLI Corp.	4,029,764
20,534	Safety Insurance Group, Inc.	1,985,638
78,913	Selective Insurance Group, Inc.	5,066,215
31,878	Stewart Information Services Corp.	1,427,497
111,245	Third Point Reinsurance Ltd. (Bermuda)(b)	1,490,683
28,461	United Fire Group, Inc.	1,409,673
27,561	United Insurance Holdings Corp.	574,096
43,801	Universal Insurance Holdings, Inc.	1,953,525

		38,586,126

	Mortgage REITs—5.1%
150,374	Apollo Commercial Real Estate Finance, Inc. REIT	2,921,767
56,286	ARMOUR Residential REIT, Inc. REIT	1,323,847
124,178	Capstead Mortgage Corp. REIT	1,043,095
58,347	Granite Point Mortgage Trust, Inc. REIT	1,116,761
149,956	Invesco Mortgage Capital, Inc. REIT(d)	2,433,786
183,774	New York Mortgage Trust, Inc. REIT(c)	1,176,154
81,781	PennyMac Mortgage Investment Trust REIT	1,633,984
111,396	Redwood Trust, Inc. REIT	1,891,504

		13,540,898

	Real Estate Management & Development—1.3%
49,908	HFF, Inc., Class A	2,266,323
23,837	RE/MAX Holdings, Inc., Class A	1,173,972

		3,440,295

	Thrifts & Mortgage Finance—6.4%
73,941	BofI Holding, Inc.(b)	2,753,563
41,383	Dime Community Bancshares, Inc.	751,101
36,237	HomeStreet, Inc.(b)	1,067,180
12,280	Meta Financial Group, Inc.	1,063,448
78,392	NMI Holdings, Inc., Class A(b)	1,693,267
62,697	Northfield Bancorp, Inc.	1,020,707
137,823	Northwest Bancshares, Inc.	2,511,135
53,225	Oritani Financial Corp.	862,245
81,912	Provident Financial Services, Inc.	2,066,640
129,528	TrustCo Bank Corp. NY	1,198,134
37,930	Walker & Dunlop, Inc.	2,067,185

		17,054,605

	Total Common Stocks & Other Equity Interests (Cost $222,621,664)	266,965,034

	Money Market Fund—0.0%
8,077	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(e) (Cost $8,077)	8,077

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $222,629,741)-99.9%	266,973,111

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.2%
3,214,774	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(e)(f) (Cost $3,214,774)	$3,214,774

	Total Investments in Securities (Cost $225,844,515)—101.1%	270,187,885
	Other assets less liabilities—(1.1)%	(3,018,697)

	Net Assets—100.0%	$267,169,188

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

Invesco S&P SmallCap Health Care ETF (PSCH)

August 31, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—23.0%
505,282	Acorda Therapeutics, Inc.(b)	$14,552,122
368,673	AMAG Pharmaceuticals, Inc.(b)	8,995,621
548,372	Cytokinetics, Inc.(b)	4,332,139
89,314	Eagle Pharmaceuticals, Inc.(b)	6,174,277
379,779	Emergent BioSolutions, Inc.(b)	23,546,298
155,168	Enanta Pharmaceuticals, Inc.(b)	14,109,426
228,897	Ligand Pharmaceuticals, Inc.(b)	59,442,262
1,099,537	MiMedx Group, Inc.(b)(c)	5,827,546
833,106	Momenta Pharmaceuticals, Inc.(b)	22,077,309
750,475	Myriad Genetics, Inc.(b)	37,366,150
889,819	Progenics Pharmaceuticals, Inc.(b)(c)	6,967,283
312,463	REGENXBIO, Inc.(b)	22,013,019
403,381	Repligen Corp.(b)	22,137,549
1,005,593	Spectrum Pharmaceuticals, Inc.(b)	21,650,417

		269,191,418

	Health Care Equipment & Supplies—26.9%
395,167	AngioDynamics, Inc.(b)	8,859,644
158,209	Anika Therapeutics, Inc.(b)	6,548,271
267,932	CONMED Corp.	21,549,771
361,674	CryoLife, Inc.(b)	12,550,088
146,755	Cutera, Inc.(b)	4,989,670
72,047	Heska Corp.(b)	7,709,029
186,831	Inogen, Inc.(b)	49,493,400
305,920	Integer Holdings Corp.(b)	24,443,008
356,903	Invacare Corp.	5,424,926
325,511	Lantheus Holdings, Inc.(b)	5,240,727
164,223	LeMaitre Vascular, Inc.	6,160,005
454,375	Meridian Bioscience, Inc.	7,133,687
578,760	Merit Medical Systems, Inc.(b)	34,060,026
359,243	Natus Medical, Inc.(b)	13,399,764
553,860	Neogen Corp.(b)	51,752,678
655,130	OraSure Technologies, Inc.(b)	10,488,631
202,372	Orthofix Medical, Inc.(b)	10,839,044
142,406	SurModics, Inc.(b)	11,214,473
159,151	Tactile Systems Technology, Inc.(b)	10,769,748
407,256	Varex Imaging Corp.(b)	12,787,838

		315,414,428

	Health Care Providers & Services—26.7%
331,401	Aceto Corp.	1,100,251
311,075	Amedisys, Inc.(b)	38,887,486
513,594	AMN Healthcare Services, Inc.(b)	29,942,530
334,412	BioTelemetry, Inc.(b)	20,666,661
1,251,792	Community Health Systems, Inc.(b)(c)	4,856,953
103,646	CorVel Corp.(b)	6,161,755
391,810	Cross Country Healthcare, Inc.(b)	3,922,018
517,557	Diplomat Pharmacy, Inc.(b)	10,692,728
522,590	Ensign Group, Inc. (The)	20,417,591
563,923	HealthEquity, Inc.(b)	53,127,186
313,625	LHC Group, Inc.(b)	31,026,921
264,366	Magellan Health, Inc.(b)	19,430,901
663,612	Owens & Minor, Inc.	11,268,132
117,429	Providence Service Corp. (The)(b)	7,884,183
304,128	Quorum Health Corp.(b)	1,383,782
1,151,607	Select Medical Holdings Corp.(b)	22,801,819
368,062	Tivity Health, Inc.(b)	12,661,333

Number of Shares		Value
	Common Stocks (continued)
	Health Care Providers & Services (continued)
135,911	US Physical Therapy, Inc.	$17,022,853

		313,255,083

	Health Care Technology—8.0%
122,809	Computer Programs & Systems, Inc.(c)	3,352,686
277,466	HealthStream, Inc.	8,803,996
893,479	HMS Holdings Corp.(b)	28,636,002
417,369	Omnicell, Inc.(b)	28,694,119
506,922	Quality Systems, Inc.(b)	11,603,444
146,116	Tabula Rasa HealthCare, Inc.(b)	12,809,990

		93,900,237

	Life Sciences Tools & Services—3.1%
353,898	Cambrex Corp.(b)	23,852,725
443,609	Luminex Corp.	12,514,210

		36,366,935

	Pharmaceuticals—12.3%
385,118	Amphastar Pharmaceuticals, Inc.(b)	7,309,540
97,684	ANI Pharmaceuticals, Inc.(b)	5,685,209
684,437	Assertio Therapeutics, Inc.(b)	4,366,708
1,026,766	Corcept Therapeutics, Inc.(b)	15,422,025
2,162,325	Endo International PLC(b)	37,083,874
741,167	Innoviva, Inc.(b)	10,761,745
327,346	Lannett Co., Inc.(b)(c)	1,751,301
695,489	Medicines Co. (The)(b)(c)	27,548,319
212,797	Phibro Animal Health Corp., Class A	10,044,018
556,109	Supernus Pharmaceuticals, Inc.(b)	24,635,629

		144,608,368

	Total Common Stocks (Cost $967,304,132)	1,172,736,469

	Money Market Fund—0.0%
2,361	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(d) (Cost $2,361)	2,361

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $967,306,493)—100.0%	1,172,738,830

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.4%
16,378,198	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $16,378,198)	16,378,198

	Total Investments in Securities (Cost $983,684,691)—101.4%	1,189,117,028
	Other assets less liabilities—(1.4)%	(16,547,751)

	Net Assets—100.0%	$1,172,569,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap Health Care ETF (PSCH) (continued)

August 31, 2018

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

Invesco S&P SmallCap Industrials ETF (PSCI)

August 31, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—11.3%
29,100	AAR Corp.	$1,358,097
68,049	Aerojet Rocketdyne Holdings, Inc.(b)	2,389,200
19,220	Aerovironment, Inc.(b)	1,690,591
51,821	Axon Enterprise, Inc.(b)	3,537,302
22,628	Cubic Corp.	1,712,940
16,024	Engility Holdings, Inc.(b)	556,193
43,488	Mercury Systems, Inc.(b)	2,370,531
29,277	Moog, Inc., Class A	2,310,248
4,540	National Presto Industries, Inc.(c)	602,004
44,908	Triumph Group, Inc.	934,086

		17,461,192

	Air Freight & Logistics—3.6%
23,089	Atlas Air Worldwide Holdings, Inc.(b)	1,406,120
24,092	Echo Global Logistics, Inc.(b)	799,855
26,570	Forward Air Corp.	1,707,388
30,438	Hub Group, Inc., Class A(b)	1,608,648

		5,522,011

	Airlines—4.2%
11,365	Allegiant Travel Co.	1,548,481
45,811	Hawaiian Holdings, Inc.	1,901,156
46,909	SkyWest, Inc.	3,063,158

		6,512,795

	Building Products—12.1%
36,417	AAON, Inc.	1,471,247
12,804	American Woodmark Corp.(b)	1,087,700
25,492	Apogee Enterprises, Inc.	1,254,716
28,690	Gibraltar Industries, Inc.(b)	1,302,526
30,383	Griffon Corp.	554,490
16,358	Insteel Industries, Inc.	627,329
21,263	Patrick Industries, Inc.(b)	1,360,832
45,143	PGT Innovations, Inc.(b)	1,096,975
31,685	Quanex Building Products Corp.	519,634
37,160	Simpson Manufacturing Co., Inc.	2,852,773
53,088	Trex Co., Inc.(b)	4,496,554
55,531	Universal Forest Products, Inc.	2,080,191

		18,704,967

	Commercial Services & Supplies—12.6%
59,343	ABM Industries, Inc.	1,882,360
43,539	Brady Corp., Class A	1,761,152
34,016	Essendant, Inc.	490,851
53,741	Interface, Inc.	1,265,601
30,151	LSC Communications, Inc.	368,747
29,026	Matthews International Corp., Class A	1,506,449
40,303	Mobile Mini, Inc.	1,728,999
12,561	Multi-Color Corp.	775,642
63,502	RR Donnelley & Sons Co.	321,320
27,089	Team, Inc.(b)(c)	631,174
50,139	Tetra Tech, Inc.	3,499,702
13,901	UniFirst Corp.	2,574,465
19,809	US Ecology, Inc.	1,441,105
18,497	Viad Corp.	1,139,415

		19,386,982

	Construction & Engineering—2.2%
29,267	Aegion Corp.(b)	730,505
33,483	Comfort Systems USA, Inc.	1,921,924

Number of Shares		Value
	Common Stocks (continued)
	Construction & Engineering (continued)
14,899	MYR Group, Inc.(b)	$518,038
25,574	Orion Group Holdings, Inc.(b)	220,448

		3,390,915

	Electrical Equipment—2.2%
23,505	AZZ, Inc.	1,263,394
18,827	Encore Wire Corp.	946,057
7,871	Powell Industries, Inc.	308,149
14,802	Vicor Corp.(b)	924,385

		3,441,985

	Industrial Conglomerates—1.0%
32,417	Raven Industries, Inc.	1,568,983

	Machinery—28.3%
54,817	Actuant Corp., Class A	1,614,361
8,635	Alamo Group, Inc.	822,916
26,167	Albany International Corp., Class A	2,018,784
17,308	Astec Industries, Inc.	842,034
43,609	Barnes Group, Inc.	2,968,029
38,539	Briggs & Stratton Corp.	776,946
27,976	Chart Industries, Inc.(b)	2,113,587
17,839	CIRCOR International, Inc.	809,177
18,976	EnPro Industries, Inc.	1,424,528
23,403	ESCO Technologies, Inc.	1,583,213
54,201	Federal Signal Corp.	1,410,852
34,878	Franklin Electric Co., Inc.	1,705,534
25,556	Greenbrier Cos., Inc. (The)	1,482,248
72,698	Harsco Corp.(b)	2,053,719
56,344	Hillenbrand, Inc.	2,881,996
28,607	John Bean Technologies Corp.	3,384,208
9,717	Lindsay Corp.	930,597
15,695	Lydall, Inc.(b)	671,746
51,996	Mueller Industries, Inc.	1,662,312
22,581	Proto Labs, Inc.(b)	3,510,216
38,817	SPX Corp.(b)	1,319,390
38,363	SPX FLOW, Inc.(b)	1,839,122
11,593	Standex International Corp.	1,250,885
16,242	Tennant Co.	1,243,325
44,851	Titan International, Inc.	335,485
52,429	Wabash National Corp.	956,305
25,103	Watts Water Technologies, Inc., Class A	2,069,742

		43,681,257

	Marine—1.0%
38,530	Matson, Inc.	1,439,481

	Professional Services—14.9%
44,333	ASGN, Inc.(b)	4,104,792
46,874	Exponent, Inc.	2,453,854
8,935	Forrester Research, Inc.	439,602
34,046	FTI Consulting, Inc.(b)	2,594,986
17,093	Heidrick & Struggles International, Inc.	755,511
33,710	Insperity, Inc.	4,040,143
27,783	Kelly Services, Inc., Class A	700,409
50,961	Korn/Ferry International	3,421,012
40,820	Navigant Consulting, Inc.(b)	975,190
26,761	Resources Connection, Inc.	442,895
36,609	TrueBlue, Inc.(b)	1,072,644

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P SmallCap Industrials ETF (PSCI) (continued)

August 31, 2018

Number of Shares		Value
	Common Stocks (continued)
	Professional Services (continued)
35,802	WageWorks, Inc.(b)	$1,915,407

		22,916,445

	Road & Rail—3.0%
23,162	ArcBest Corp.	1,114,092
44,610	Heartland Express, Inc.	912,274
35,012	Marten Transport Ltd.	772,015
23,169	Saia, Inc.(b)	1,836,143

		4,634,524

	Trading Companies & Distributors—3.6%
34,874	Applied Industrial Technologies, Inc.	2,687,042
14,268	DXP Enterprises, Inc.(b)	654,759
25,215	Kaman Corp.	1,644,270
10,159	Veritiv Corp.(b)	485,092

		5,471,163

	Total Common Stocks (Cost $119,927,213)	154,132,700

	Money Market Fund—0.0%
47,996	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 1.83%(d) (Cost $47,996)	47,996

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $119,975,209)—100.0%	154,180,696

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.6%
906,942	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $906,942)	906,942

	Total Investments in Securities (Cost $120,882,151)—100.6%	155,087,638
	Other assets less liabilities—(0.6)%	(882,955)

	Net Assets—100.0%	$154,204,683

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

Invesco S&P SmallCap Information Technology ETF (PSCT)

August 31, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Communications Equipment—10.1%
169,711	ADTRAN, Inc.	$2,919,029
69,349	Applied Optoelectronics, Inc.(b)(c)	2,868,275
126,662	CalAmp Corp.(c)	2,976,557
83,662	Comtech Telecommunications Corp.	2,999,283
96,169	Digi International, Inc.(c)	1,293,473
410,492	Extreme Networks, Inc.(c)	2,573,785
406,249	Finisar Corp.(c)	8,287,480
301,834	Harmonic, Inc.(c)	1,644,995
111,753	NETGEAR, Inc.(c)	7,917,700
604,476	Oclaro, Inc.(c)	5,766,701
801,606	Viavi Solutions, Inc.(c)	8,977,987

		48,225,265

	Electronic Equipment, Instruments & Components—26.8%
103,031	Anixter International, Inc.(c)	7,428,535
103,122	Badger Meter, Inc.	5,666,554
34,878	Bel Fuse, Inc., Class B	999,255
168,181	Benchmark Electronics, Inc.	4,347,479
71,856	Control4 Corp.(c)	2,328,853
116,949	CTS Corp.	4,321,266
138,623	Daktronics, Inc.	1,124,233
121,798	Electro Scientific Industries, Inc.(c)	2,673,466
48,522	ePlus, Inc.(c)	5,029,305
130,707	Fabrinet (Thailand)(c)	6,256,944
60,058	FARO Technologies, Inc.(c)	4,095,956
194,950	II-VI, Inc.(c)	9,698,762
125,514	Insight Enterprises, Inc.(c)	6,920,842
122,191	Itron, Inc.(c)	8,113,482
175,475	KEMET Corp.(c)	4,534,274
318,623	Knowles Corp.(c)	5,776,635
130,512	Methode Electronics, Inc.	5,174,801
63,150	MTS Systems Corp.	3,416,415
60,174	OSI Systems, Inc.(c)	4,686,953
67,395	Park Electrochemical Corp.	1,440,905
116,808	Plexus Corp.(c)	7,392,778
65,052	Rogers Corp.(c)	8,981,730
242,988	Sanmina Corp.(c)	7,484,030
90,576	ScanSource, Inc.(c)	3,681,914
329,761	TTM Technologies, Inc.(c)	6,166,531

		127,741,898

	Internet Software & Services—8.4%
88,783	Alarm.com Holdings, Inc.(c)	4,997,595
92,101	Liquidity Services, Inc.(c)	663,127
197,858	LivePerson, Inc.(c)	5,322,380
130,220	QuinStreet, Inc.(c)	1,975,438
65,452	Shutterstock, Inc.	3,602,478
61,500	SPS Commerce, Inc.(c)	6,043,605
59,043	Stamps.com, Inc.(c)	14,669,233
86,243	XO Group, Inc.(c)	2,592,465

		39,866,321

	IT Services—16.1%
87,477	CACI International, Inc., Class A(c)	17,058,015
162,662	Cardtronics PLC, Class A(c)	5,707,809
119,199	CSG Systems International, Inc.	4,452,083
213,495	EVERTEC, Inc.	5,134,555
121,830	ExlService Holdings, Inc.(c)	7,806,866
93,339	ManTech International Corp., Class A	6,190,242

Number of Shares		Value
	Common Stocks (continued)
	IT Services (continued)
235,592	NIC, Inc.	$3,957,946
124,175	Perficient, Inc.(c)	3,567,548
140,982	Sykes Enterprises, Inc.(c)	4,263,296
446,404	Travelport Worldwide Ltd.	8,289,722
50,516	TTEC Holdings, Inc.	1,323,519
180,518	Unisys Corp.(c)	3,357,635
97,774	Virtusa Corp.(c)	5,696,313

		76,805,549

	Semiconductors & Semiconductor Equipment—23.0%
139,303	Advanced Energy Industries, Inc.(c)	8,299,673
113,861	Axcelis Technologies, Inc.(c)	2,299,992
249,852	Brooks Automation, Inc.	9,846,667
90,969	Cabot Microelectronics Corp.	10,254,935
78,707	CEVA, Inc.(c)	2,408,434
102,002	Cohu, Inc.	2,690,813
137,005	Diodes, Inc.(c)	5,195,230
80,318	DSP Group, Inc.(c)	1,032,086
258,679	FormFactor, Inc.(c)	3,996,590
86,276	Ichor Holdings Ltd.(b)(c)	2,237,137
219,566	Kopin Corp.(c)	509,393
244,780	Kulicke & Soffa Industries, Inc. (Singapore)	6,312,876
219,568	MaxLinear, Inc., Class A(c)	4,233,271
84,622	Nanometrics, Inc.(c)	3,707,290
97,402	PDF Solutions, Inc.(c)	849,345
247,511	Photronics, Inc.(c)	2,648,368
104,776	Power Integrations, Inc.	7,685,320
380,711	Rambus, Inc.(c)	4,652,288
112,657	Rudolph Technologies, Inc.(c)	3,131,865
234,427	Semtech Corp.(c)	14,007,013
133,920	SolarEdge Technologies, Inc.(c)	6,421,464
137,160	Ultra Clean Holdings, Inc.(c)	2,093,062
172,467	Veeco Instruments, Inc.(c)	2,069,604
173,667	Xperi Corp.	2,726,572

		109,309,288

	Software—11.8%
329,423	8x8, Inc.(c)	7,477,902
54,317	Agilysys, Inc.(c)	872,874
124,044	Bottomline Technologies (DE), Inc.(c)	8,183,183
78,022	Ebix, Inc.(b)	6,214,452
33,337	MicroStrategy, Inc., Class A(c)	4,967,213
149,380	Monotype Imaging Holdings, Inc.	3,077,228
107,089	OneSpan, Inc.(c)	2,007,919
161,026	Progress Software Corp.	6,590,794
115,973	Qualys, Inc.(c)	10,559,342
435,534	TiVo Corp.	5,945,039

		55,895,946

	Technology Hardware, Storage & Peripherals—3.8%
403,121	3D Systems Corp.(b)(c)	8,203,512
143,978	Cray, Inc.(c)	3,124,323
269,043	Diebold Nixdorf, Inc.	1,277,954
158,401	Electronics For Imaging, Inc.(c)	5,510,771

		18,116,560

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $381,896,085)-100.0%	475,960,827

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P SmallCap Information Technology ETF (PSCT) (continued)

August 31, 2018

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.9%
13,662,258	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $13,662,258)	$13,662,258

	Total Investments in Securities (Cost $395,558,343)—102.9%	489,623,085
	Other assets less liabilities—(2.9)%	(13,664,703)

	Net Assets—100.0%	$475,958,382

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2018.
(c)	Non-income producing security.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

Invesco S&P SmallCap Materials ETF (PSCM)

August 31, 2018

Number of Shares		Value
	Common Stocks—99.9%
	Chemicals—58.2%
22,404	AdvanSix, Inc.(b)	$758,151
19,306	American Vanguard Corp.	422,801
23,586	Balchem Corp.	2,615,452
41,771	Flotek Industries, Inc.(b)	104,010
18,637	FutureFuel Corp.	276,387
37,135	H.B. Fuller Co.	2,116,324
6,985	Hawkins, Inc.	288,481
30,919	Ingevity Corp.(b)	3,123,128
14,355	Innophos Holdings, Inc.	627,457
17,926	Innospec, Inc.	1,391,058
15,512	Koppers Holdings, Inc.(b)	549,900
23,434	Kraton Corp.(b)	1,102,101
14,924	LSB Industries, Inc.(b)	130,137
9,787	Quaker Chemical Corp.	1,763,030
38,101	Rayonier Advanced Materials, Inc.	796,311
14,638	Stepan Co.	1,305,856
18,734	Tredegar Corp.	411,211

		17,781,795

	Construction Materials—1.8%
11,607	US Concrete, Inc.(b)(c)	559,457

	Containers & Packaging—1.5%
19,818	Myers Industries, Inc.	440,950

	Metals & Mining—17.1%
231,618	AK Steel Holding Corp.(b)(c)	1,028,384
36,669	Century Aluminum Co.(b)	462,763
9,197	Haynes International, Inc.	362,362
12,312	Kaiser Aluminum Corp.	1,349,272
14,832	Materion Corp.	946,281
6,706	Olympic Steel, Inc.	147,800
47,498	SunCoke Energy, Inc.(b)	530,078
28,785	TimkenSteel Corp.(b)	403,278

		5,230,218

	Paper & Forest Products—21.2%
28,556	Boise Cascade Co.	1,247,897
12,092	Clearwater Paper Corp.(b)	351,273
64,652	KapStone Paper and Packaging Corp.	2,220,796
12,351	Neenah, Inc.	1,127,029
32,100	P.H. Glatfelter Co.	617,283
22,591	Schweitzer-Mauduit International, Inc.	919,228

		6,483,506

	Specialty Chemicals—0.1%
21,045	A. Schulman, Inc.(b)(d)	42,090

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $30,108,496)-99.9%	30,538,016

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.9%
886,286	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(e)(f) (Cost $886,286)	$886,286

	Total Investments in Securities (Cost $30,994,782)—102.8%	31,424,302
	Other assets less liabilities—(2.8)%	(858,559)

	Net Assets—100.0%	$30,565,743

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments(a)

Invesco S&P SmallCap Utilities ETF (PSCU)

August 31, 2018

Number of Shares		Value
	Common Stocks—97.8%
	Diversified Telecommunication Services—30.3%
39,438	ATN International, Inc.	$2,888,045
223,676	Cincinnati Bell, Inc.(b)	2,907,788
49,378	Cogent Communications Holdings, Inc.	2,700,977
211,007	Consolidated Communications Holdings, Inc.(c)	2,491,993
345,637	Frontier Communications Corp.(c)	1,797,312
142,889	Iridium Communications, Inc.(b)	2,893,502
205,135	Vonage Holdings Corp.(b)	2,908,814

		18,588,431

	Electric Utilities—4.6%
45,671	El Paso Electric Co.	2,799,632

	Gas Utilities—34.5%
44,133	Northwest Natural Gas Co.	2,864,232
238,014	South Jersey Industries, Inc.	7,897,304
140,173	Spire, Inc.	10,449,897

		21,211,433

	Multi-Utilities—15.3%
182,802	Avista Corp.	9,379,571

	Water Utilities—8.9%
46,342	American States Water Co.	2,800,447
65,437	California Water Service Group	2,692,733

		5,493,180

	Wireless Telecommunication Services—4.2%
168,667	Spok Holdings, Inc.	2,589,038

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $55,864,903)—97.8%	60,061,285

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.2%
3,166,088	Invesco Government & Agency Portfolio—Institutional Class, 1.85%(d)(e) (Cost $3,166,088)	3,166,088

	Total Investments in Securities (Cost $59,030,991)—103.0%	63,227,373
	Other assets less liabilities—(3.0)%	(1,846,422)

	Net Assets—100.0%	$61,380,951

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Statements of Assets and Liabilities

August 31, 2018

	Invesco DWA Momentum & Low Volatility Rotation ETF (DWLV)	Invesco DWA SmallCap Momentum ETF (DWAS)	Invesco DWA Tactical Multi-Asset Income ETF (DWIN)	Invesco DWA Tactical Sector Rotation ETF (DWTR)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
Assets:
Unaffiliated investments in securities, at value(a)	$—	$454,067,213	$—	$—	$92,774,928
Affiliated investments in securities, at value(a)	46,791,792	18,806,755	72,165,830	88,450,165	8,728,334
Receivables:
Securities lending	2,077	50,140	9,908	158	13,937
Dividends	47	34,216	92	46	61,903
Investments sold	—	—	—	—	2,059,744
Shares sold	—	—	—	—	—

Total Assets	46,793,916	472,958,324	72,175,830	88,450,369	103,638,846

Liabilities:
Due to custodian	—	46	—	—	—
Payables:
Collateral upon return of securities loaned	510,000	18,771,075	9,611,799	120,825	8,720,132
Shares repurchased	—	—	1,034	—	—
Investments purchased	—	—	—	—	2,176,919
Accrued unitary management fees	5,571	215,438	14,044	10,847	23,874

Total Liabilities	515,571	18,986,559	9,626,877	131,672	10,920,925

Net Assets	$46,278,345	$453,971,765	$62,548,953	$88,318,697	$92,717,921

Net Assets Consist of:
Shares of beneficial interest	$42,376,197	$536,379,001	$67,847,139	$90,807,047	$90,449,221
Undistributed net investment income (loss)	161,592	(71,703)	400,654	—	224,967
Undistributed net realized gain (loss)	(73,036)	(169,480,948)	(2,853,261)	(17,938,022)	(6,549,305)
Net unrealized appreciation (depreciation)	3,813,592	87,145,415	(2,845,579)	15,449,672	8,593,038

Net Assets	$46,278,345	$453,971,765	$62,548,953	$88,318,697	$92,717,921

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,350,001	7,650,000	2,450,001	2,750,001	1,300,000
Net asset value	$34.28	$59.34	$25.53	$32.12	$71.32

Market price	$34.27	$59.36	$25.51	$32.15	$71.31

Unaffiliated investments in securities, at cost	$—	$366,921,798	$—	$—	$84,181,890

Affiliated investments in securities, at cost	$42,978,200	$18,806,755	$75,011,409	$73,000,493	$8,728,334

(a) Includes securities on loan with an aggregate value of:	$504,815	$18,814,911	$9,313,275	$117,585	$8,554,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)	Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities ETF (PSCU)

$86,710,005	$60,473,072	$264,531,248	$1,172,736,469	$154,132,700	$475,960,827	$30,538,016	$60,061,285
9,886,400	3,062,640	5,656,637	16,380,559	954,938	13,662,258	886,286	3,166,088

15,992	1,461	594	43,298	325	21,052	229	4,058
46	8,640	260,400	43,710	59,108	111,416	61,866	89,098
2,929,516	—	—	—	—	3,612,904	—	1,320,361
—	—	—	14,475,913	—	—	—	—

99,541,959	63,545,813	270,448,879	1,203,679,949	155,147,071	493,368,457	31,486,397	64,640,890

—	—	—	2,860	—	278,774	26,090	17,190

9,842,090	3,054,500	3,214,774	16,378,198	906,942	13,662,258	886,286	3,166,088
—	—	—	—	—	—	—	—
—	—	—	14,478,264	—	3,357,274	917	61,935
19,277	15,934	64,917	251,350	35,446	111,769	7,361	14,726

9,861,367	3,070,434	3,279,691	31,110,672	942,388	17,410,075	920,654	3,259,939

$89,680,592	$60,475,379	$267,169,188	$1,172,569,277	$154,204,683	$475,958,382	$30,565,743	$61,380,951

$85,831,146	$105,517,086	$224,691,824	$979,735,127	$123,144,161	$401,476,817	$30,627,728	$59,699,427
245,675	63,924	2,275,159	(194,985)	132,201	313,306	82,972	337,301
(5,060,084)	(45,428,567)	(4,141,165)	(12,403,202)	(3,277,166)	(19,896,483)	(574,477)	(2,852,159)
8,663,855	322,936	44,343,370	205,432,337	34,205,487	94,064,742	429,520	4,196,382

$89,680,592	$60,475,379	$267,169,188	$1,172,569,277	$154,204,683	$475,958,382	$30,565,743	$61,380,951

1,050,000	3,700,000	4,450,000	8,100,000	2,050,000	5,300,000	550,000	1,100,000
$85.41	$16.34	$60.04	$144.76	$75.22	$89.80	$55.57	$55.80

$85.34	$16.33	$60.09	$144.99	$75.25	$89.71	$55.57	$55.82

$78,046,150	$60,150,136	$219,938,444	$967,304,132	$119,927,213	$381,896,085	$30,108,496	$55,864,903

$9,886,400	$3,062,640	$5,906,071	$16,380,559	$954,938	$13,662,258	$886,286	$3,166,088

$9,831,229	$2,941,381	$3,098,857	$16,109,208	$887,652	$13,082,909	$871,660	$3,012,306

51

Statements of Operations

For the period November 1, 2017 through August 31, 2018 and year ended October 31, 2017

	Invesco DWA Momentum & Low Volatility Rotation ETF (DWLV)		Invesco DWA SmallCap Momentum ETF (DWAS)		Invesco DWA Tactical Multi-Asset Income ETF (DWIN)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income	$—	$—	$1,127,829	$1,319,218	$(989,574)	$1,366,477
Affiliated dividend income	182,608	83,187	732	419	3,478,690	5,392,179
Non-cash dividend income	—	—	—	—	—	—
Securities lending income	61,688	—	263,508	437,587	67,689	176,130
Foreign withholding tax	—	—	—	(159)	—	—

Total Income	244,296	83,187	1,392,069	1,757,065	2,556,805	6,934,786

Expenses:
Unitary management fees	28,013	7,878	1,446,692	1,121,338	177,002	292,560

Less: Waivers	(10)	(2)	(96)	(137)	(67)	(59)

Net Expenses	28,003	7,876	1,446,596	1,121,201	176,935	292,501

Net Investment Income (Loss)	216,293	75,311	(54,527)	635,864	2,379,870	6,642,285

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	—	—	(23,421,496)	(21,092,000)	(2,452,746)	(24,263)
Affiliated investment securities	—	(25,240)	—	—	(69,062)	(265,833)
Unaffiliated in-kind redemptions	—	—	41,433,230	44,368,016	(488,490)	548,102
Affiliated in-kind redemptions	282,345	7,070	—	—	(383,560)	897,708

Net realized gain (loss)	282,345	(18,170)	18,011,734	23,276,016	(3,393,858)	1,155,714

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	—	—	50,876,372	31,038,733	2,435,123	(3,323,105)
Affiliated investment securities	3,097,196	1,186,501	—	—	(4,159,009)	804,747

Net change in unrealized appreciation (depreciation)	3,097,196	1,186,501	50,876,372	31,038,733	(1,723,886)	(2,518,358)

Net realized and unrealized gain (loss)	3,379,541	1,168,331	68,888,106	54,314,749	(5,117,744)	(1,362,644)

Net increase (decrease) in net assets resulting from operations	$3,595,834	$1,243,642	$68,833,579	$54,950,613	$(2,737,874)	$5,279,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco DWA Tactical Sector Rotation ETF (DWTR)		Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)		Invesco S&P SmallCap Consumer Staples ETF (PSCC)		Invesco S&P SmallCap Energy ETF (PSCE)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$—	$—	$798,500	$863,642	$424,751	$878,782	$94,014	$120,730
208,482	1,031,893	296	191	456	243	146	35
—	—	—	—	—	—	55,822	—
15,438	36,454	107,414	134,515	98,427	145,045	20,650	14,114
—	—	—	—	—	—	—	—

223,920	1,068,347	906,210	998,348	523,634	1,024,070	170,632	134,879

86,749	172,416	193,109	188,421	128,396	178,041	150,930	164,603

(43)	(55)	(40)	(63)	(81)	(102)	(17)	(18)

86,706	172,361	193,069	188,358	128,315	177,939	150,913	164,585

137,214	895,986	713,141	809,990	395,319	846,131	19,719	(29,706)

—	—	(2,004,715)	(3,135,343)	(3,456,871)	(1,943,369)	(7,821,454)	(13,639,731)
101,650	(8,922,790)	—	—	—	—	—	—
—	—	16,462,349	6,179,920	3,360,063	7,320,055	4,463,182	6,423,044
6,140,676	13,228,447	—	—	—	—	—	—

6,242,326	4,305,657	14,457,634	3,044,577	(96,808)	5,376,686	(3,358,272)	(7,216,687)

—	—	4,541,379	10,549,959	8,564,790	3,992,825	8,803,738	(3,055,667)
3,661,769	9,481,303	—	—	—	—	—	—

3,661,769	9,481,303	4,541,379	10,549,959	8,564,790	3,992,825	8,803,738	(3,055,667)

9,904,095	13,786,960	18,999,013	13,594,536	8,467,982	9,369,511	5,445,466	(10,272,354)

$10,041,309	$14,682,946	$19,712,154	$14,404,526	$8,863,301	$10,215,642	$5,465,185	$(10,302,060)

53

Statements of Operations (continued)

For the period November 1, 2017 through August 31, 2018 and year ended October 31, 2017

	Invesco S&P SmallCap Financials ETF (PSCF)		Invesco S&P SmallCap Health Care ETF (PSCH)		Invesco S&P SmallCap Industrials ETF (PSCI)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017
Investment Income:
Unaffiliated dividend income	$4,796,697	$6,493,550	$672,377	$381,803	$891,501	$896,382
Affiliated dividend income	185,047	709	5,368	1,056	345	301
Non-cash dividend income	—	—	—	—	—	176,550
Securities lending income	25,549	81,406	381,498	129,179	5,577	7,134
Foreign withholding tax	(1,024)	(1,501)	—	—	—	—

Total Income	5,006,269	6,574,164	1,059,243	512,038	897,423	1,080,367

Expenses:
Unitary management fees	568,489	698,802	1,232,585	592,255	275,190	254,919

Less: Waivers	(272)	(263)	(658)	(283)	(48)	(87)

Net Expenses	568,217	698,539	1,231,927	591,972	275,142	254,832

Net Investment Income (Loss)	4,438,052	5,875,625	(172,684)	(79,934)	622,281	825,535

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	324,358	(3,478,375)	(5,531,592)	(4,374,053)	(348,637)	(631,246)
Affiliated investment securities	(25,418)	—	—	—	—	—
Unaffiliated in-kind redemptions	20,007,864	34,763,822	75,949,086	17,588,661	6,881,244	5,599,669
Affiliated in-kind redemptions	32	—	—	—	—	—

Net realized gain	20,306,836	31,285,447	70,417,494	13,214,608	6,532,607	4,968,423

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	3,219,770	16,593,709	174,671,274	47,344,189	16,602,277	15,266,745
Affiliated investment securities	(249,434)	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	2,970,336	16,593,709	174,671,274	47,344,189	16,602,277	15,266,745

Net realized and unrealized gain (loss)	23,277,172	47,879,156	245,088,768	60,558,797	23,134,884	20,235,168

Net increase in net assets resulting from operations	$27,715,224	$53,754,781	$244,916,084	$60,478,863	$23,757,165	$21,060,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P SmallCap Information Technology ETF (PSCT)		Invesco S&P SmallCap Materials ETF (PSCM)		Invesco S&P SmallCap Utilities ETF (PSCU)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Ten Months Ended August 31, 2018	Year Ended October 31, 2017

$1,963,484	$2,491,400	$384,821	$706,382	$1,036,122	$948,396
2,729	1,360	572	342	853	272
—	—	—	—	—	—
600,316	489,991	3,647	7,821	186,238	14,376
(1,064)	—	—	—	—	—

2,565,465	2,982,751	389,040	714,545	1,223,213	963,044

1,084,315	1,584,606	94,382	178,297	123,452	138,428

(347)	(567)	(67)	(124)	(154)	(207)

1,083,968	1,584,039	94,315	178,173	123,298	138,221

1,481,497	1,398,712	294,725	536,372	1,099,915	824,823

(16,664,151)	(4,203,312)	280,618	328,573	(2,435,816)	(496,422)
—	—	—	—	—	—
71,223,114	98,632,813	2,563,150	7,187,172	2,674,919	5,028,692
—	—	—	—	—	—

54,558,963	94,429,501	2,843,768	7,515,745	239,103	4,532,270

(15,469,273)	60,462,587	442,622	613,006	(318,630)	6,345,264
—	—	—	—	—	—

(15,469,273)	60,462,587	442,622	613,006	(318,630)	6,345,264

39,089,690	154,892,088	3,286,390	8,128,751	(79,527)	10,877,534

$40,571,187	$156,290,800	$3,581,115	$8,665,123	$1,020,388	$11,702,357

55

Statements of Changes in Net Assets

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco DWA Momentum & Low Volatility Rotation ETF (DWLV)			Invesco DWA SmallCap Momentum ETF (DWAS)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016(a)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$216,293	$75,311	$20,112	$(54,527)	$635,864	$960,807
Net realized gain (loss)	282,345	(18,170)	37,835	18,011,734	23,276,016	(22,396,154)
Net change in unrealized appreciation (depreciation)	3,097,196	1,186,501	(470,105)	50,876,372	31,038,733	(23,056,492)

Net increase (decrease) in net assets resulting from operations	3,595,834	1,243,642	(412,158)	68,833,579	54,950,613	(44,491,839)

Distributions to Shareholders from:
Net investment income	(69,512)	(75,347)	(5,265)	(495,961)	(705,632)	(825,119)
Return of capital	—	—	—	—	—	—

Total distributions to shareholders	(69,512)	(75,347)	(5,265)	(495,961)	(705,632)	(825,119)

Shareholder Transactions:
Proceeds from shares sold	39,738,065	—	14,037,994	340,693,590	222,389,150	67,039,578
Value of shares repurchased	(1,562,899)	(7,643,283)	(2,568,726)	(183,576,402)	(203,974,345)	(282,181,365)

Net increase (decrease) in net assets resulting from shares transactions	38,175,166	(7,643,283)	11,469,268	157,117,188	18,414,805	(215,141,787)

Increase (Decrease) in Net Assets	41,701,488	(6,474,988)	11,051,845	225,454,806	72,659,786	(260,458,745)

Net Assets:
Beginning of period	4,576,857	11,051,845	—	228,516,959	155,857,173	416,315,918

End of period	$46,278,345	$4,576,857	$11,051,845	$453,971,765	$228,516,959	$155,857,173

Undistributed net investment income (loss) at end of period	$161,592	$14,811	$14,847	$(71,703)	$398,919	$292,417

Changes in Shares Outstanding:
Shares sold	1,250,000	—	550,001	6,500,000	5,150,000	1,750,000
Shares repurchased	(50,000)	(300,000)	(100,000)	(3,600,000)	(4,800,000)	(8,250,000)
Shares outstanding, beginning of period	150,001	450,001	—	4,750,000	4,400,000	10,900,000

Shares outstanding, end of period	1,350,001	150,001	450,001	7,650,000	4,750,000	4,400,000

(a)	For the period July 11, 2016 (commencement of investment operations) through October 31, 2016.
(b)	For the period March 7, 2016 (commencement of investment operations) through October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco DWA Tactical Multi-Asset Income ETF (DWIN)			Invesco DWA Tactical Sector Rotation ETF (DWTR)			Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016(b)	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$2,379,870	$6,642,285	$2,389,050	$137,214	$895,986	$1,084,164	$713,141	$809,990	$734,362
(3,393,858)	1,155,714	191,509	6,242,326	4,305,657	(9,869,144)	14,457,634	3,044,577	1,510,289

(1,723,886)	(2,518,358)	1,396,665	3,661,769	9,481,303	1,527,655	4,541,379	10,549,959	(10,046,153)

(2,737,874)	5,279,641	3,977,224	10,041,309	14,682,946	(7,257,325)	19,712,154	14,404,526	(7,801,502)

(3,343,498)	(5,282,805)	(2,392,101)	(179,329)	(891,782)	(1,081,384)	(569,275)	(893,766)	(707,191)
—	—	—	—	—	(2,439)	—	—	—

(3,343,498)	(5,282,805)	(2,392,101)	(179,329)	(891,782)	(1,083,823)	(569,275)	(893,766)	(707,191)

—	16,651,048	130,144,242	63,575,125	111,684,930	166,921,314	55,796,510	10,583,736	18,192,524
(43,717,814)	(23,145,887)	(12,883,223)	(53,014,995)	(229,700,916)	(29,062,791)	(48,764,104)	(31,787,168)	(51,422,549)

(43,717,814)	(6,494,839)	117,261,019	10,560,130	(118,015,986)	137,858,523	7,032,406	(21,203,432)	(33,230,025)

(49,799,186)	(6,498,003)	118,846,142	20,422,110	(104,224,822)	129,517,375	26,175,285	(7,692,672)	(41,738,718)

112,348,139	118,846,142	—	67,896,587	172,121,409	42,604,034	66,542,636	74,235,308	115,974,026

$62,548,953	$112,348,139	$118,846,142	$88,318,697	$67,896,587	$172,121,409	$92,717,921	$66,542,636	$74,235,308

$400,654	$1,361,509	$—	$—	$4,204	$—	$224,967	$81,101	$164,877

—	600,000	4,900,001	2,150,000	4,550,000	6,700,000	850,000	200,000	400,000
(1,700,000)	(850,000)	(500,000)	(1,800,000)	(9,250,000)	(1,250,000)	(750,000)	(600,000)	(1,150,000)
4,150,001	4,400,001	—	2,400,001	7,100,001	1,650,001	1,200,000	1,600,000	2,350,000

2,450,001	4,150,001	4,400,001	2,750,001	2,400,001	7,100,001	1,300,000	1,200,000	1,600,000

57

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco S&P SmallCap Consumer Staples ETF (PSCC)			Invesco S&P SmallCap Energy ETF (PSCE)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$395,319	$846,131	$914,426	$19,719	$(29,706)	$160,631
Net realized gain (loss)	(96,808)	5,376,686	8,052,288	(3,358,272)	(7,216,687)	(14,394,415)
Net change in unrealized appreciation (depreciation)	8,564,790	3,992,825	(4,262,072)	8,803,738	(3,055,667)	13,547,987

Net increase (decrease) in net assets resulting from operations	8,863,301	10,215,642	4,704,642	5,465,185	(10,302,060)	(685,797)

Distributions to Shareholders from:
Net investment income	(399,525)	(1,101,515)	(700,261)	(24,419)	(33,355)	(204,998)
Net realized gains	—	—	—	—	—	—
Return of capital	—	—	—	—	(44,284)	—

Total distributions to shareholders	(399,525)	(1,101,515)	(700,261)	(24,419)	(77,639)	(204,998)

Shareholder Transactions:
Proceeds from shares sold	45,218,752	30,925,031	129,860,817	38,175,819	46,799,797	30,659,258
Value of shares repurchased	(18,351,655)	(55,049,184)	(95,999,049)	(31,618,448)	(40,629,050)	(14,231,177)

Net increase (decrease) in net assets resulting from shares transactions	26,867,097	(24,124,153)	33,861,768	6,557,371	6,170,747	16,428,081

Increase (Decrease) in Net Assets	35,330,873	(15,010,026)	37,866,149	11,998,137	(4,208,952)	15,537,286

Net Assets:
Beginning of period	54,349,719	69,359,745	31,493,596	48,477,242	52,686,194	37,148,908

End of period	$89,680,592	$54,349,719	$69,359,745	$60,475,379	$48,477,242	$52,686,194

Undistributed net investment income (loss) at end of period	$245,675	$198,665	$454,049	$63,924	$—	$12,073

Changes in Shares Outstanding:
Shares sold	550,000	450,000	2,100,000	2,350,000	2,700,000	2,000,000
Shares repurchased	(250,000)	(800,000)	(1,550,000)	(2,050,000)	(2,450,000)	(900,000)
Shares outstanding, beginning of period	750,000	1,100,000	550,000	3,400,000	3,150,000	2,050,000

Shares outstanding, end of period	1,050,000	750,000	1,100,000	3,700,000	3,400,000	3,150,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P SmallCap Financials ETF (PSCF)			Invesco S&P SmallCap Health Care ETF (PSCH)			Invesco S&P SmallCap Industrials ETF (PSCI)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$4,438,052	$5,875,625	$5,111,044	$(172,684)	$(79,934)	$13,771	$622,281	$825,535	$460,257
20,306,836	31,285,447	10,100,019	70,417,494	13,214,608	21,546,356	6,532,607	4,968,423	3,950,099

2,970,336	16,593,709	(2,235,856)	174,671,274	47,344,189	(26,442,732)	16,602,277	15,266,745	(1,722,069)

27,715,224	53,754,781	12,975,207	244,916,084	60,478,863	(4,882,605)	23,757,165	21,060,703	2,688,287

(3,619,319)	(4,963,250)	(5,304,095)	—	(47,751)	—	(571,956)	(823,198)	(476,137)
—	(967,831)	(338,778)	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

(3,619,319)	(5,931,081)	(5,642,873)	—	(47,751)	—	(571,956)	(823,198)	(476,137)

52,796,123	116,031,160	61,415,237	870,054,108	62,939,784	80,367,486	51,182,877	41,702,200	24,256,729
(64,697,993)	(105,676,237)	(54,297,695)	(180,118,071)	(53,239,975)	(138,402,774)	(19,577,737)	(19,531,894)	(40,070,787)

(11,901,870)	10,354,923	7,117,542	689,936,037	9,699,809	(58,035,288)	31,605,140	22,170,306	(15,814,058)

12,194,035	58,178,623	14,449,876	934,852,121	70,130,921	(62,917,893)	54,790,349	42,407,811	(13,601,908)

254,975,153	196,796,530	182,346,654	237,717,156	167,586,235	230,504,128	99,414,334	57,006,523	70,608,431

$267,169,188	$254,975,153	$196,796,530	$1,172,569,277	$237,717,156	$167,586,235	$154,204,683	$99,414,334	$57,006,523

$2,275,159	$1,456,426	$545,760	$(194,985)	$(110,134)	$(38,835)	$132,201	$81,876	$79,539

950,000	2,250,000	1,500,000	7,000,000	750,000	1,150,000	750,000	750,000	550,000
(1,200,000)	(2,050,000)	(1,300,000)	(1,500,000)	(650,000)	(2,100,000)	(300,000)	(350,000)	(900,000)
4,700,000	4,500,000	4,300,000	2,600,000	2,500,000	3,450,000	1,600,000	1,200,000	1,550,000

4,450,000	4,700,000	4,500,000	8,100,000	2,600,000	2,500,000	2,050,000	1,600,000	1,200,000

59

Statements of Changes in Net Assets (continued)

For the period November 1, 2017 through August 31, 2018 and years ended October 31, 2017 and 2016

	Invesco S&P SmallCap Information Technology ETF (PSCT)			Invesco S&P SmallCap Materials ETF (PSCM)
	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$1,481,497	$1,398,712	$731,130	$294,725	$536,372	$123,842
Net realized gain (loss)	54,558,963	94,429,501	46,002,125	2,843,768	7,515,745	(1,484,386)
Net change in unrealized appreciation (depreciation)	(15,469,273)	60,462,587	14,244,630	442,622	613,006	2,856,477

Net increase in net assets resulting from operations	40,571,187	156,290,800	60,977,885	3,581,115	8,665,123	1,495,933

Distributions to Shareholders from:
Net investment income	(1,663,745)	(1,151,080)	(880,007)	(272,639)	(499,363)	(122,745)
Net realized gains	—	—	—	—	—	—

Total distributions to shareholders	(1,663,745)	(1,151,080)	(880,007)	(272,639)	(499,363)	(122,745)

Shareholder Transactions:
Proceeds from shares sold	88,536,701	198,874,614	249,989,678	5,116,032	84,882,052	7,105,064
Value of shares repurchased	(227,481,333)	(286,466,093)	(191,955,428)	(26,269,680)	(62,051,032)	(1,372,670)

Net increase (decrease) in net assets resulting from shares transactions	(138,944,632)	(87,591,479)	58,034,250	(21,153,648)	22,831,020	5,732,394

Increase (Decrease) in Net Assets	(100,037,190)	67,548,241	118,132,128	(17,845,172)	30,996,780	7,105,582

Net Assets:
Beginning of period	575,995,572	508,447,331	390,315,203	48,410,915	17,414,135	10,308,553

End of period	$475,958,382	$575,995,572	$508,447,331	$30,565,743	$48,410,915	$17,414,135

Undistributed net investment income at end of period	$313,306	$495,554	$247,922	$82,972	$60,886	$23,877

Changes in Shares Outstanding:
Shares sold	1,100,000	2,750,000	4,300,000	100,000	1,800,000	200,000
Shares repurchased	(2,900,000)	(3,950,000)	(3,550,000)	(500,000)	(1,300,000)	(50,000)
Shares outstanding, beginning of period	7,100,000	8,300,000	7,550,000	950,000	450,000	300,000

Shares outstanding, end of period	5,300,000	7,100,000	8,300,000	550,000	950,000	450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P SmallCap Utilities ETF (PSCU)
Ten Months Ended August 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

$1,099,915	$824,823	$2,295,765
239,103	4,532,270	13,648,376

(318,630)	6,345,264	(4,788,469)

1,020,388	11,702,357	11,155,672

(1,199,988)	(855,529)	(2,016,277)
—	(1,584,459)	—

(1,199,988)	(2,439,988)	(2,016,277)

31,729,169	33,867,163	130,908,237
(23,055,601)	(38,137,856)	(132,039,699)

8,673,568	(4,270,693)	(1,131,462)

8,493,968	4,991,676	8,007,933

52,886,983	47,895,307	39,887,374

$61,380,951	$52,886,983	$47,895,307

$337,301	$437,374	$371,420

600,000	650,000	3,000,000
(450,000)	(750,000)	(2,900,000)
950,000	1,050,000	950,000

1,100,000	950,000	1,050,000

61

Financial Highlights

Invesco DWA Momentum & Low Volatility Rotation ETF (DWLV)

	Ten Months Ended August 31, 2018		Year Ended October 31, 2017	For the Period July 11, 2016(a) Through October 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$30.51		$24.56	$25.47
Net investment income(b)	0.31		0.39	0.04
Net realized and unrealized gain (loss) on investments	3.67		5.88	(0.94)
Total from investment operations	3.98		6.27	(0.90)
Distributions to shareholders from:
Net investment income	(0.21)		(0.32)	(0.01)
Net asset value at end of period	$34.28		$30.51	$24.56
Market price at end of period(c)	$34.27		$30.53	$24.57
Net Asset Value Total Return(d)	13.12%		25.73%	(3.53	)%(e)
Market Price Total Return(d)	13.01%		25.76%	(3.49	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$46,278		$4,577	$11,052
Ratio to average net assets of:
Expenses(f)	0.15	%(g)	0.15%	0.15	%(g)
Net investment income	1.16	%(g)	1.43%	0.53	%(g)
Portfolio turnover rate(h)	0%		10%	27%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 14, 2016, the first day of trading on the Exchange) to October 31, 2016 was (3.84)%. The market price total return from Fund Inception to October 31, 2016 was (3.80)%.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights (continued)

Invesco DWA SmallCap Momentum ETF (DWAS)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$48.11		$35.42	$38.19	$38.24	$37.14	$25.87
Net investment income (loss)(a)	(0.01)		0.14	0.15	0.02	0.01	0.04
Net realized and unrealized gain (loss) on investments	11.34		12.71	(2.81)	(0.04)	1.11	11.50
Total from investment operations	11.33		12.85	(2.66)	(0.02)	1.12	11.54
Distributions to shareholders from:
Net investment income	(0.10)		(0.16)	(0.11)	(0.03)	(0.01)	(0.27)
Return of capital	—		—	—	—	(0.01)	—
Total distributions	(0.10)		(0.16)	(0.11)	(0.03)	(0.02)	(0.27)
Net asset value at end of period	$59.34		$48.11	$35.42	$38.19	$38.24	$37.14
Market price at end of period(b)	$59.36		$48.16	$35.40	$38.18	$38.24	$37.22
Net Asset Value Total Return(c)	23.60%		36.38%	(6.97)%	(0.05)%	3.03%	44.98%
Market Price Total Return(c)	23.51%		36.60%	(7.00)%	(0.08)%	2.80%	45.69%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$453,972		$228,517	$155,857	$416,316	$292,517	$505,046
Ratio to average net assets of:
Expenses	0.60	%(e)	0.60%	0.60%	0.60%	0.60%	0.60	%(d)
Net investment income (loss)	(0.02	)%(e)	0.34%	0.41%	0.06%	0.04%	0.10%
Portfolio turnover rate(f)	100%		131%	169%	141%	168%	145%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights (continued)

Invesco DWA Tactical Multi-Asset Income ETF (DWIN)

	Ten Months Ended August 31, 2018		Year Ended October 31, 2017	For the Period March 7, 2016(a) Through October 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$27.07		$27.01	$25.09
Net investment income(b)	0.73	(c)	1.56	0.84
Net realized and unrealized gain (loss) on investments	(1.23)		(0.25)	1.86
Total from investment operations	(0.50)		1.31	2.70
Distributions to shareholders from:
Net investment income	(1.04)		(1.25)	(0.78)
Net asset value at end of period	$25.53		$27.07	$27.01
Market price at end of period(d)	$25.51		$27.07	$27.04
Net Asset Value Total Return(e)	(1.79)%		4.87%	10.80	%(f)
Market Price Total Return(e)	(1.87)%		4.74%	10.92	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$62,549		$112,348	$118,846
Ratio to average net assets of:
Expenses(g)	0.25	%(h)	0.25%	0.25	%(h)
Net investment income	3.36	%(c)(h)	5.68%	4.71	%(h)
Portfolio turnover rate(i)	17%		3%	21%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a return of capital adjustment recorded during the period. Had this adjustment not been recorded, net investment income per share and the ratio of net investment income to average net assets would have been $1.28 and 5.88%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (March 10, 2016, the first day of trading on the Exchange) to October 31, 2016 was 10.88%. The market price total return from Fund Inception to October 31, 2016 was 11.05%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights (continued)

Invesco DWA Tactical Sector Rotation ETF (DWTR)

	Ten Months Ended August 31, 2018		Year Ended October 31,			For the Period October 7, 2015(a) Through October 31, 2015
			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$28.29		$24.24	$25.82		$25.17
Net investment income (loss)(b)	0.06		0.20	0.18		(0.00	)(c)
Net realized and unrealized gain (loss) on investments	3.85		4.02	(1.57)		0.65
Total from investment operations	3.91		4.22	(1.39)		0.65
Distributions to shareholders from:
Net investment income	(0.08)		(0.17)	(0.19)		—
Return of capital	—		—	(0.00	)(c)	—
Total distributions	(0.08)		(0.17)	(0.19)		—
Net asset value at end of period	$32.12		$28.29	$24.24		$25.82
Market price at end of period(d)	$32.15		$28.28	$24.24		$25.84
Net Asset Value Total Return(e)	13.84%		17.50%	(5.40)%		2.58	%(f)
Market Price Total Return(e)	13.99%		17.46%	(5.47)%		2.66	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$88,319		$67,897	$172,121		$42,604
Ratio to average net assets of:
Expenses(g)	0.15	%(h)	0.15%	0.15%		0.15	%(h)
Net investment income (loss)	0.24	%(h)	0.78%	0.75%		(0.15	)%(h)
Portfolio turnover rate(i)	62%		163%	49%		0	%(j)

(a)	Commencement of investment operations
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.73%. The market price total return from Fund Inception to October 31, 2015 was 1.81%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(j)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights (continued)

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$55.45		$46.40	$49.35	$47.26	$45.42	$32.18
Net investment income(a)	0.56		0.66	0.41	0.50	0.32	0.40
Net realized and unrealized gain (loss) on investments	15.78		9.12	(2.99)	2.10	1.80	13.25
Total from investment operations	16.34		9.78	(2.58)	2.60	2.12	13.65
Distributions to shareholders from:
Net investment income	(0.47)		(0.73)	(0.37)	(0.51)	(0.28)	(0.41)
Net asset value at end of period	$71.32		$55.45	$46.40	$49.35	$47.26	$45.42
Market price at end of period(b)	$71.31		$55.51	$46.41	$49.37	$47.27	$45.52
Net Asset Value Total Return(c)	29.58%		21.15%	(5.23)%	5.43%	4.66%	42.81%
Market Price Total Return(c)	29.43%		21.26%	(5.24)%	5.45%	4.45%	43.13%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$92,718		$66,543	$74,235	$115,974	$92,148	$102,198
Ratio to average net assets of:
Expenses	0.29	%(d)	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income	1.07	%(d)	1.25%	0.86%	0.96%	0.69%	1.04%
Portfolio turnover rate(e)	9%		19%	33%	19%	13%	10%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$72.47		$63.05	$57.26	$53.83	$48.58	$34.23
Net investment income(a)	0.56		0.94	0.90	0.61	0.28	0.28
Net realized and unrealized gain on investments	12.91		9.64	5.75	3.88	5.21	14.31
Total from investment operations	13.47		10.58	6.65	4.49	5.49	14.59
Distributions to shareholders from:
Net investment income	(0.53)		(1.16)	(0.86)	(0.36)	(0.24)	(0.24)
Net realized gains	—		—	—	(0.70)	—	—
Total distributions	(0.53)		(1.16)	(0.86)	(1.06)	(0.24)	(0.24)
Net asset value at end of period	$85.41		$72.47	$63.05	$57.26	$53.83	$48.58
Market price at end of period(b)	$85.34		$72.54	$62.99	$57.31	$53.82	$48.68
Net Asset Value Total Return(c)	18.70%		16.88%	11.79%	8.43%	11.34%	42.83%
Market Price Total Return(c)	18.49%		17.11%	11.59%	8.54%	11.08%	43.51%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$89,681		$54,350	$69,360	$31,494	$32,295	$46,151
Ratio to average net assets of:
Expenses	0.29	%(d)	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income	0.89	%(d)	1.38%	1.46%	1.11%	0.57%	0.69%
Portfolio turnover rate(e)	42%		62%	68%	39%	33%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights (continued)

Invesco S&P SmallCap Energy ETF (PSCE)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of period	$14.26		$16.73	$18.12	$37.85	$48.28		$32.77
Net investment income (loss)(a)	0.00	(b)	(0.01)	0.06	0.14	0.04		0.29
Net realized and unrealized gain (loss) on investments	2.09		(2.44)	(1.36)	(19.74)	(10.45)		15.47
Total from investment operations	2.09		(2.45)	(1.30)	(19.60)	(10.41)		15.76
Distributions to shareholders from:
Net investment income	(0.01)		(0.01)	(0.09)	(0.13)	(0.02)		(0.25)
Return of capital	—		(0.01)	—	—	(0.00	)(b)	—
Total distributions	(0.01)		(0.02)	(0.09)	(0.13)	(0.02)		(0.25)
Net asset value at end of period	$16.34		$14.26	$16.73	$18.12	$37.85		$48.28
Market price at end of period(c)	$16.33		$14.30	$16.75	$18.13	$37.84		$48.42
Net Asset Value Total Return(d)	14.64%		(14.69)%	(7.11)%	(51.89)%	(21.57)%		48.41%
Market Price Total Return(d)	14.25%		(14.55)%	(7.05)%	(51.85)%	(21.82)%		49.07%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$60,475		$48,477	$52,686	$37,149	$30,281		$48,279
Ratio to average net assets of:
Expenses	0.29	%(e)	0.29%	0.29%	0.29%	0.29%		0.29%
Net investment income (loss)	0.04	%(e)	(0.05)%	0.38%	0.57%	0.07%		0.74%
Portfolio turnover rate(f)	40%		39%	21%	38%	27%		38%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask price.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights (continued)

Invesco S&P SmallCap Financials ETF (PSCF)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of period	$54.25		$43.73	$42.41	$40.98		$38.42		$30.41
Net investment income(a)	1.05		1.25	1.14	0.98		0.89		0.88
Net realized and unrealized gain on investments	5.63		10.58	1.44	1.32		2.67		8.14
Total from investment operations	6.68		11.83	2.58	2.30		3.56		9.02
Distributions to shareholders from:
Net investment income	(0.89)		(1.09)	(1.18)	(0.87)		(0.97)		(1.01)
Net realized gains	—		(0.22)	(0.08)	—		(0.03)		—
Total distributions	(0.89)		(1.31)	(1.26)	(0.87)		(1.00)		(1.01)
Net asset value at end of period	$60.04		$54.25	$43.73	$42.41		$40.98		$38.42
Market price at end of period(b)	$60.09		$54.31	$43.73	$42.45		$40.97		$38.50
Net Asset Value Total Return(c)	12.44%		27.23%	6.29%	5.68%		9.40%		30.26%
Market Price Total Return(c)	12.41%		27.37%	6.19%	5.80%		9.14%		30.62%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$267,169		$254,975	$196,797	$182,347		$114,753		$97,969
Ratio to average net assets of:
Expenses	0.29	%(e)	0.29%	0.29%	0.29	%(d)	0.29	%(d)	0.30	%(d)
Net investment income	2.26	%(e)	2.44%	2.73%	2.38%		2.31%		2.56%
Portfolio turnover rate(f)	17%		21%	16%	16%		16%		24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights (continued)

Invesco S&P SmallCap Health Care ETF (PSCH)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$91.43		$67.03	$66.81	$60.07	$50.90	$34.33
Net investment income (loss)(a)	(0.04)		(0.03)	0.00 (b)	(0.01)	0.04	0.15
Net realized and unrealized gain on investments	53.37		24.45	0.22	8.22	9.17	16.56
Total from investment operations	53.33		24.42	0.22	8.21	9.21	16.71
Distributions to shareholders from:
Net investment income	—		(0.02)	—	(0.03)	(0.04)	(0.14)
Net realized gains	—		—	—	(1.44)	—	—
Total distributions	—		(0.02)	—	(1.47)	(0.04)	(0.14)
Net asset value at end of period	$144.76		$91.43	$67.03	$66.81	$60.07	$50.90
Market price at end of period(c)	$144.99		$91.58	$67.00	$66.86	$60.03	$50.99
Net Asset Value Total Return(d)	58.32%		36.44%	0.33%	13.96%	18.10%	48.85%
Market Price Total Return(d)	58.31%		36.72%	0.21%	14.12%	17.81%	49.25%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,172,569		$237,717	$167,586	$230,504	$165,200	$178,164
Ratio to average net assets of:
Expenses	0.29	%(e)	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income (loss)	(0.04	)%(e)	(0.04)%	0.01%	(0.02)%	0.08%	0.35%
Portfolio turnover rate(f)	20%		19%	23%	22%	27%	16%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Industrials ETF (PSCI)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$62.13		$47.51	$45.55	$44.89	$42.30	$30.61
Net investment income(a)	0.36		0.53	0.34	0.45	0.34	0.32
Net realized and unrealized gain on investments	13.07		14.62	1.96	0.68	2.57	11.97
Total from investment operations	13.43		15.15	2.30	1.13	2.91	12.29
Distributions to shareholders from:
Net investment income	(0.34)		(0.53)	(0.34)	(0.47)	(0.32)	(0.60)
Net asset value at end of period	$75.22		$62.13	$47.51	$45.55	$44.89	$42.30
Market price at end of period(b)	$75.25		$62.21	$47.42	$45.57	$44.83	$42.38
Net Asset Value Total Return(c)	21.69%		32.00%	5.10%	2.51%	6.87%	40.72%
Market Price Total Return(c)	21.59%		32.42%	4.86%	2.69%	6.53%	41.27%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$154,205		$99,414	$57,007	$70,608	$100,998	$74,027
Ratio to average net assets of:
Expenses	0.29	%(d)	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income	0.66	%(d)	0.94%	0.75%	0.98%	0.78%	0.88%
Portfolio turnover rate(e)	2%		7%	16%	11%	15%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights (continued)

Invesco S&P SmallCap Information Technology ETF (PSCT)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$81.13		$61.26	$51.70	$48.02	$41.59	$29.62
Net investment income(a)	0.27		0.19	0.10	0.08	0.09	0.08
Net realized and unrealized gain on investments	8.69		19.83	9.58	3.64	6.43	12.21
Total from investment operations	8.96		20.02	9.68	3.72	6.52	12.29
Distributions to shareholders from:
Net investment income	(0.29)		(0.15)	(0.12)	(0.04)	(0.09)	(0.32)
Net asset value at end of period	$89.80		$81.13	$61.26	$51.70	$48.02	$41.59
Market price at end of period(b)	$89.71		$81.23	$61.28	$51.77	$48.01	$41.67
Net Asset Value Total Return(c)	11.09%		32.71%	18.75%	7.75%	15.69%	41.86%
Market Price Total Return(c)	10.85%		32.84%	18.63%	7.92%	15.44%	42.28%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$475,958		$575,996	$508,447	$390,315	$225,700	$210,018
Ratio to average net assets of:
Expenses	0.29	%(d)	0.29%	0.29%	0.29%	0.29%	0.29%
Net investment income	0.40	%(d)	0.26%	0.18%	0.16%	0.21%	0.23%
Portfolio turnover rate(e)	15%		16%	15%	15%	10%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Materials ETF (PSCM)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$50.96		$38.70	$34.36	$43.97	$40.34	$30.23
Net investment income(a)	0.40		0.41	0.35	0.35	0.28	0.32
Net realized and unrealized gain (loss) on investments	4.54		12.19	4.36	(9.50)	3.58	10.18
Total from investment operations	4.94		12.60	4.71	(9.15)	3.86	10.50
Distributions to shareholders from:
Net investment income	(0.33)		(0.34)	(0.37)	(0.46)	(0.23)	(0.39)
Net asset value at end of period	$55.57		$50.96	$38.70	$34.36	$43.97	$40.34
Market price at end of period(b)	$55.57		$51.00	$38.77	$34.37	$43.95	$40.42
Net Asset Value Total Return(c)	9.73%		32.62%	13.89%	(20.94)%	9.56%	35.00%
Market Price Total Return(c)	9.65%		32.48%	14.07%	(20.88)%	9.30%	35.31%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$30,566		$48,411	$17,414	$10,309	$50,564	$18,154
Ratio to average net assets of:
Expenses	0.29	%(d)	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income	0.91	%(d)	0.87%	1.01%	0.87%	0.63%	0.91%
Portfolio turnover rate(e)	9%		21%	16%	17%	12%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights (continued)

Invesco S&P SmallCap Utilities ETF (PSCU)

	Ten Months Ended August 31, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$55.67		$45.61	$41.99	$38.34	$34.29	$31.10
Net investment income(a)	1.14		0.87	1.06	1.02	1.00	1.00
Net realized and unrealized gain on investments	0.23		11.81	3.67	3.96	4.01	3.53
Total from investment operations	1.37		12.68	4.73	4.98	5.01	4.53
Distributions to shareholders from:
Net investment income	(1.24)		(0.86)	(1.11)	(1.33)	(0.96)	(1.34)
Net realized gains	—		(1.76)	—	—	—	—
Total distributions	(1.24)		(2.62)	(1.11)	(1.33)	(0.96)	(1.34)
Net asset value at end of period	$55.80		$55.67	$45.61	$41.99	$38.34	$34.29
Market price at end of period(b)	$55.82		$55.70	$45.57	$42.01	$38.33	$34.34
Net Asset Value Total Return(c)	2.55%		28.66%	11.38%	13.43%	14.87%	15.06%
Market Price Total Return(c)	2.54%		28.83%	11.23%	13.52%	14.68%	15.34%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$61,381		$52,887	$47,895	$39,887	$40,259	$32,573
Ratio to average net assets of:
Expenses	0.29	%(d)	0.29%	0.29%	0.29%	0.29%	0.30%
Net investment income	2.58	%(d)	1.73%	2.35%	2.63%	2.86%	3.10%
Portfolio turnover rate(e)	48%		48%	69%	18%	34%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco DWA Momentum & Low Volatility Rotation ETF (DWLV)	“DWA Momentum & Low Volatility Rotation ETF”
Invesco DWA SmallCap Momentum ETF (DWAS)	“DWA SmallCap Momentum ETF”
Invesco DWA Tactical Multi-Asset Income ETF (DWIN)	“DWA Tactical Multi-Asset Income ETF”
Invesco DWA Tactical Sector Rotation ETF (DWTR)	“DWA Tactical Sector Rotation ETF”
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	“S&P SmallCap Consumer Discretionary ETF”
Invesco S&P SmallCap Consumer Staples ETF (PSCC)	“S&P SmallCap Consumer Staples ETF”
Invesco S&P SmallCap Energy ETF (PSCE)	“S&P SmallCap Energy ETF”
Invesco S&P SmallCap Financials ETF (PSCF)	“S&P SmallCap Financials ETF”
Invesco S&P SmallCap Health Care ETF (PSCH)	“S&P SmallCap Health Care ETF”
Invesco S&P SmallCap Industrials ETF (PSCI)	“S&P SmallCap Industrials ETF”
Invesco S&P SmallCap Information Technology ETF (PSCT)	“S&P SmallCap Information Technology ETF”
Invesco S&P SmallCap Materials ETF (PSCM)	“S&P SmallCap Materials ETF”
Invesco S&P SmallCap Utilities ETF (PSCU)	“S&P SmallCap Utilities ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Effective August 31, 2018, each Fund’s fiscal year-end changed from October 31 to August 31.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

DWA Momentum & Low Volatility Rotation ETF, DWA Tactical Multi-Asset Income ETF and DWA Tactical Sector Rotation ETF are each a “fund of funds,” in that each invests in other exchange-traded funds (“Underlying Funds”) advised by Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, or other unaffiliated advisers. Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Momentum & Low Volatility Rotation ETF	Dorsey Wright® Multi-Factor Global Equity Index
DWA SmallCap Momentum ETF	Dorsey Wright® SmallCap Technical Leaders Index
DWA Tactical Multi-Asset Income ETF	Dorsey Wright® Multi-Asset Income Index
DWA Tactical Sector Rotation ETF	Dorsey Wright® Sector 4 Index
S&P SmallCap Consumer Discretionary ETF	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples ETF	S&P SmallCap 600® Capped Consumer Staples Index
S&P SmallCap Energy ETF	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials ETF	S&P SmallCap 600® Capped Financials & Real Estate Index

72

Fund	Underlying Index
S&P SmallCap Health Care ETF	S&P SmallCap 600® Capped Health Care Index
S&P SmallCap Industrials ETF	S&P SmallCap 600® Capped Industrials Index
S&P SmallCap Information Technology ETF	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials ETF	S&P SmallCap 600® Capped Materials Index
S&P SmallCap Utilities ETF	S&P SmallCap 600® Capped Utilities & Telecommunication Services Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in an Underlying Fund, if any, that are held as investments of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

73

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units , this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, each Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Diversified Fund Risk. Each Fund (except DWA SmallCap Momentum ETF, S&P SmallCap Consumer Discretionary ETF, S&P SmallCap Financials ETF, S&P SmallCap Health Care ETF, S&P SmallCap Industrials ETF and S&P SmallCap Information Technology ETF) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of

74

each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. Each of DWA Momentum & Low Volatility Rotation ETF, DWA SmallCap Momentum ETF and DWA Tactical Sector Rotation ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, the Funds will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Fund of Funds Risk. Because DWA Momentum & Low Volatility Rotation ETF, DWA Tactical Multi-Asset Income ETF and DWA Tactical Sector Rotation ETF invest primarily in other funds, each Fund’s investment performance largely depends on the investment performance of those Underlying Funds. An investment in each Fund is subject to the risks associated with the Underlying Funds that comprise each Underlying Index. There is a risk that each index provider’s evaluations and assumptions regarding the asset classes represented by the Underlying Funds in each Underlying Index at any given time may be incorrect based on actual market conditions. In addition, at times, certain of the segments of the market represented by constituent Underlying Funds in each Underlying Index may be out of favor and underperform other segments. Each Fund indirectly pays a proportional share of the expense of the Underlying Funds in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already pays to the Adviser.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the

75

Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except DWA Tactical Multi-Asset Income ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. DWA Tactical Multi-Asset Income ETF declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Securities Lending

During the period November 1, 2017 to August 31, 2018, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation

76

to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
DWA Momentum & Low Volatility Rotation ETF	0.15%
DWA SmallCap Momentum ETF	0.60%
DWA Tactical Multi-Asset Income ETF	0.25%
DWA Tactical Sector Rotation ETF	0.15%
S&P SmallCap Consumer Discretionary ETF	0.29%
S&P SmallCap Consumer Staples ETF	0.29%
S&P SmallCap Energy ETF	0.29%
S&P SmallCap Financials ETF	0.29%
S&P SmallCap Health Care ETF	0.29%
S&P SmallCap Industrials ETF	0.29%
S&P SmallCap Information Technology ETF	0.29%
S&P SmallCap Materials ETF	0.29%
S&P SmallCap Utilities ETF	0.29%

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. For the period November 1, 2017 to August 31, 2018 and the fiscal year ended October 31, 2017, the Adviser waived fees for each Fund in the following amounts:

	November 1, 2017 to August 31, 2018	Year Ended October 31, 2017
DWA Momentum & Low Volatility Rotation ETF	$10	$2
DWA SmallCap Momentum ETF	96	137
DWA Tactical Multi-Asset Income ETF	67	59
DWA Tactical Sector Rotation ETF	43	55
S&P SmallCap Consumer Discretionary ETF	40	63
S&P SmallCap Consumer Staples ETF	81	102
S&P SmallCap Energy ETF	17	18
S&P SmallCap Financials ETF	272	263
S&P SmallCap Health Care ETF	658	283
S&P SmallCap Industrials ETF	48	87
S&P SmallCap Information Technology ETF	347	567
S&P SmallCap Materials ETF	67	124
S&P SmallCap Utilities ETF	154	207

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

77

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA Momentum & Low Volatility Rotation ETF	Dorsey Wright & Associates, LLC
DWA SmallCap Momentum ETF	Dorsey Wright & Associates, LLC
DWA Tactical Multi-Asset Income ETF	Dorsey Wright & Associates, LLC
DWA Tactical Sector Rotation ETF	Dorsey Wright & Associates, LLC
S&P SmallCap Consumer Discretionary ETF	S&P Dow Jones Indices LLC
S&P SmallCap Consumer Staples ETF	S&P Dow Jones Indices LLC
S&P SmallCap Energy ETF	S&P Dow Jones Indices LLC
S&P SmallCap Financials ETF	S&P Dow Jones Indices LLC
S&P SmallCap Health Care ETF	S&P Dow Jones Indices LLC
S&P SmallCap Industrials ETF	S&P Dow Jones Indices LLC
S&P SmallCap Information Technology ETF	S&P Dow Jones Indices LLC
S&P SmallCap Materials ETF	S&P Dow Jones Indices LLC
S&P SmallCap Utilities ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser also serves as the adviser for each Underlying Fund listed within the tables below, and therefore the following Underlying Funds are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the period November 1, 2017 to August 31, 2018.

DWA Momentum & Low Volatility Rotation ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2018	Dividend Income
Invesco DWA Developed Markets Momentum ETF	$503,036	$4,326,634	$(168,651)	$4,607	$30,982	$4,696,608	$33,157
Invesco DWA Emerging Markets Momentum ETF	512,319	4,584,063	(182,229)	(450,210)	44,487	4,508,430	29,905
Invesco DWA Momentum ETF	1,124,449	9,933,518	(387,670)	1,227,146	70,472	11,967,915	6,239
Invesco DWA SmallCap Momentum ETF	1,129,159	9,948,542	(387,877)	1,815,758	86,030	12,591,612	3,791
Invesco S&P 500® Low Volatility ETF	459,484	3,900,706	(152,683)	218,732	10,702	4,436,941	40,088
Invesco S&P Emerging Markets Low Volatility ETF	198,325	1,748,420	(70,104)	(72,758)	9,545	1,813,428	13,100
Invesco S&P International Developed Low Volatility ETF	198,475	1,665,328	(66,048)	(43,680)	5,610	1,759,685	28,156
Invesco S&P SmallCap Low Volatility ETF	449,543	3,740,393	(147,493)	397,601	24,517	4,464,561	28,083

Total Investments in Affiliates	$4,574,790	$39,847,604	$(1,562,755)	$3,097,196	$282,345	$46,239,180	$182,519

78

DWA Tactical Multi-Asset Income ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2018	Dividend Income
Invesco Emerging Markets Sovereign Debt ETF	$21,422,161	$154,156	$(8,507,880)	$(1,607,687)	$(114,266)	$11,346,484	$581,560
Invesco Global Short Term High Yield Bond ETF	21,277,359	155,244	(8,712,220)	(671,469)	37,478	12,086,392	715,101
Invesco KBW Premium Yield Equity REIT ETF	25,071,257	170,787	(9,388,999)	(1,307,487)	(125,874)	14,419,684	1,140,825
Invesco Preferred ETF	22,714,681	164,290	(9,274,144)	(324,180)	(202,984)	13,077,663	813,168
Invesco Taxable Municipal Bond ETF	—	14,710,430	(2,847,079)	(248,186)	(46,976)	11,568,189	227,407

Total Investments in Affiliates	$90,485,458	$15,354,907	$(38,730,322)	$(4,159,009)	$(452,622)	$62,498,412	$3,478,061

DWA Tactical Sector Rotation ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2018	Dividend Income
Invesco DWA Consumer Cyclicals Momentum ETF	$—	$35,519,423	$(18,744,952)	$1,576,496	$1,672,769	$20,023,736	$16,592
Invesco DWA Energy Momentum ETF	—	20,432,669	(3,640,894)	346,856	(55,252)	17,083,379	46,841
Invesco DWA Financial Momentum ETF*	15,672,930	11,862,073	(27,903,468)	(1,421,346)	1,789,811	—	114,456
Invesco DWA Healthcare Momentum ETF*	13,521,469	2,734,525	(15,839,118)	(1,502,696)	1,085,820	—	—
Invesco DWA Industrials Momentum ETF	21,456,310	19,211,212	(16,192,605)	910,610	828,899	26,214,426	18,341
Invesco DWA Technology Momentum ETF	17,230,598	17,175,084	(14,093,996)	3,751,849	920,279	24,983,814	11,880

Total Investments in Affiliates	$67,881,307	$106,934,986	$(96,415,033)	$3,661,769	$6,242,326	$88,305,355	$208,110

*	At August 31, 2018, this security was no longer held.

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Mortgage Capital, Inc. REIT is considered to be affiliated with the Funds. The table below shows S&P SmallCap Financials ETF’s transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the period November 1, 2017 to August 31, 2018.

S&P SmallCap Financials ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2018	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$3,135,961	$(427,355)	$(249,434)	$(25,386)	$2,433,786	$182,694

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

79

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of August 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period November 1, 2017 to August 31, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
S&P SmallCap Materials ETF
Investments in Securities
Common Stocks & Other Equity Interests	$30,495,926	$—	$42,090	$30,538,016
Money Market Funds	886,286	—	—	886,286

Total Investments	$31,382,212	$—	$42,090	$31,424,302

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period November 1, 2017 to August 31, 2018, Year Ended October 31, 2017 and Year Ended October 31, 2016:

	August 31, 2018			October 31, 2017			October 31, 2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
DWA Momentum & Low Volatility Rotation ETF	$69,512	$—	$—	$75,347	$—	$—	$5,265	$—	$—
DWA SmallCap Momentum ETF	495,961	—	—	705,632	—	—	825,119	—	—
DWA Tactical Multi-Asset Income ETF	3,343,498	—	—	5,282,805	—	—	2,392,101	—
DWA Tactical Sector Rotation ETF	179,329	—	—	891,782	—	—	1,081,384	—	2,439
S&P SmallCap Consumer Discretionary ETF	569,275	—	—	893,766	—	—	707,191	—	—
S&P SmallCap Consumer Staples ETF(1)	399,525	—	—	1,101,515	—	—	700,261	—	—
S&P SmallCap Energy ETF	24,419	—	—	33,355	—	44,284	204,998	—	—
S&P SmallCap Financials ETF	3,619,319	—	—	5,205,722	725,359	—	5,473,136	169,737	—
S&P SmallCap Health Care ETF	—	—	—	47,751	—	—	—	—	—
S&P SmallCap Industrials ETF	571,956	—	—	823,198	—	—	476,137	—	—
S&P SmallCap Information Technology ETF	1,663,745	—	—	1,151,080	—	—	880,007	—	—
S&P SmallCap Materials ETF	272,639	—	—	499,363	—	—	122,745	—	—
S&P SmallCap Utilities ETF(1)	1,199,988	—	—	2,439,988	—	—	2,016,277	—	—

(1)	The tax year-end is October 31. The amounts presented reflect the character of distributions as of August 31, 2018.

Tax Components of Net Assets at Fiscal Period-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
DWA Momentum & Low Volatility Rotation ETF	$161,592	$—	$—	$3,813,592	$(73,036)	$42,376,197	$46,278,345
DWA SmallCap Momentum ETF	—	—	(71,703)	85,598,931	(167,934,464)	536,379,001	453,971,765
DWA Tactical Multi-Asset Income ETF	400,654	—	—	(3,112,903)	(2,585,937)	67,847,139	62,548,953

80

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
DWA Tactical Sector Rotation ETF	$—	$—	$—	$15,349,294	$(17,837,644)	$90,807,047	$88,318,697
S&P SmallCap Consumer Discretionary ETF	224,967	—	—	6,561,007	(4,517,274)	90,449,221	92,717,921
S&P SmallCap Consumer Staples ETF(1)	245,675	—	—	6,852,924	(3,249,153)	85,831,146	89,680,592
S&P SmallCap Energy ETF	63,924	—	—	(5,365,114)	(39,740,517)	105,517,086	60,475,379
S&P SmallCap Financials ETF	2,923,144	1,287,487	—	38,266,733	—	224,691,824	267,169,188
S&P SmallCap Health Care ETF	—	—	(194,985)	197,385,881	(4,356,746)	979,735,127	1,172,569,277
S&P SmallCap Industrials ETF	132,201	—	—	32,975,897	(2,047,576)	123,144,161	154,204,683
S&P SmallCap Information Technology ETF	313,306	—	—	86,064,649	(11,896,390)	401,476,817	475,958,382
S&P SmallCap Materials ETF	82,972	—	—	358,992	(503,949)	30,627,728	30,565,743
S&P SmallCap Utilities ETF(1)	337,301	—	—	1,879,298	(535,075)	59,699,427	61,380,951

(1)	The tax year-end is October 31. The tax components of net assets presented are estimates as of August 31, 2018.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of August 31, 2018:

		Post-effective no expiration
	2019	Short-Term	Long-Term	Total*
DWA Momentum & Low Volatility Rotation ETF	$—	$73,036	$—	$73,036
DWA SmallCap Momentum ETF	—	167,879,309	55,155	167,934,464
DWA Tactical Multi-Asset Income ETF	—	605,056	1,980,881	2,585,937
DWA Tactical Sector Rotation ETF	—	16,811,174	1,026,470	17,837,644
S&P SmallCap Consumer Discretionary ETF	8,689	—	4,508,585	4,517,274
S&P SmallCap Consumer Staples ETF(1)	—	421,775	2,827,378	3,249,153
S&P SmallCap Energy ETF	2,406,357	8,440,797	28,893,363	39,740,517
S&P SmallCap Financials ETF	—	—	—	—
S&P SmallCap Health Care ETF	—	—	4,356,746	4,356,746
S&P SmallCap Industrials ETF	74,295	763,705	1,209,576	2,047,576
S&P SmallCap Information Technology ETF	567,102	243,015	11,086,273	11,896,390
S&P SmallCap Materials ETF	82,457	—	421,492	503,949
S&P SmallCap Utilities ETF(1)	—	445,416	89,659	535,075

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

(1)	Tax year-end and carryforward expiration is October 31.

Note 7. Investment Transactions

For the period November 1, 2017 to August 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Momentum & Low Volatility Rotation ETF	$116,537	$—
DWA SmallCap Momentum ETF	304,705,796	305,011,912
DWA Tactical Multi-Asset Income ETF	15,517,102	14,754,515
DWA Tactical Sector Rotation ETF	43,373,703	43,626,330
S&P SmallCap Consumer Discretionary ETF	7,099,432	11,015,975

81

	Purchases	Sales
S&P SmallCap Consumer Staples ETF	$22,541,231	$26,815,439
S&P SmallCap Energy ETF	24,677,587	24,797,605
S&P SmallCap Financials ETF	41,522,812	40,078,287
S&P SmallCap Health Care ETF	103,559,016	107,603,344
S&P SmallCap Industrials ETF	2,562,964	2,867,514
S&P SmallCap Information Technology ETF	66,121,774	66,832,648
S&P SmallCap Materials ETF	3,650,124	3,626,600
S&P SmallCap Utilities ETF	24,918,441	26,675,881

For the period November 1, 2017 to August 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA Momentum & Low Volatility Rotation ETF	$39,731,062	$1,562,755
DWA SmallCap Momentum ETF	340,621,513	183,622,233
DWA Tactical Multi-Asset Income ETF	—	43,700,827
DWA Tactical Sector Rotation ETF	63,561,283	52,788,703
S&P SmallCap Consumer Discretionary ETF	55,696,102	44,521,192
S&P SmallCap Consumer Staples ETF	44,919,829	14,901,973
S&P SmallCap Energy ETF	38,150,253	31,396,166
S&P SmallCap Financials ETF	52,410,347	63,668,700
S&P SmallCap Health Care ETF	869,574,640	175,628,418
S&P SmallCap Industrials ETF	51,161,475	19,271,414
S&P SmallCap Information Technology ETF	88,533,240	226,979,792
S&P SmallCap Materials ETF	5,113,629	26,258,995
S&P SmallCap Utilities ETF	31,424,256	21,898,199

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA Momentum & Low Volatility Rotation ETF	$4,254,102	$(440,510)	$3,813,592	$42,978,200
DWA SmallCap Momentum ETF	93,784,500	(8,185,569)	85,598,931	387,275,037
DWA Tactical Multi-Asset Income ETF	—	(3,112,903)	(3,112,903)	75,278,733
DWA Tactical Sector Rotation ETF	15,349,294	—	15,349,294	73,100,871
S&P SmallCap Consumer Discretionary ETF	13,752,269	(7,191,262)	6,561,007	94,942,255
S&P SmallCap Consumer Staples ETF(1)	8,813,050	(1,960,126)	6,852,924	89,743,481
S&P SmallCap Energy ETF	4,954,765	(10,319,879)	(5,365,114)	68,900,826
S&P SmallCap Financials ETF	44,410,273	(6,143,540)	38,266,733	231,921,152
S&P SmallCap Health Care ETF	229,177,713	(31,791,832)	197,385,881	991,731,147
S&P SmallCap Industrials ETF	37,203,875	(4,227,978)	32,975,897	122,111,741
S&P SmallCap Information Technology ETF	119,681,766	(33,617,117)	86,064,649	403,558,436
S&P SmallCap Materials ETF	4,501,957	(4,142,965)	358,992	31,065,310
S&P SmallCap Utilities ETF(1)	5,163,173	(3,283,875)	1,879,298	61,348,075

(1)	Tax year-end is October 31.

82

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the period November 1, 2017 to August 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Momentum & Low Volatility Rotation ETF	$—	$(282,345)	$282,345
DWA SmallCap Momentum ETF	79,866	(38,850,395)	38,770,529
DWA Tactical Multi-Asset Income ETF	2,773	920,153	(922,926)
DWA Tactical Sector Rotation ETF	37,911	(6,084,181)	6,046,270
S&P SmallCap Consumer Discretionary ETF	—	(14,843,402)	14,843,402
S&P SmallCap Consumer Staples ETF(1)	51,216	(2,377,809)	2,326,593
S&P SmallCap Energy ETF	68,624	273,208	(341,832)
S&P SmallCap Financials ETF	—	(18,067,265)	18,067,265
S&P SmallCap Health Care ETF	87,833	(74,218,622)	74,130,789
S&P SmallCap Industrials ETF	—	(6,702,404)	6,702,404
S&P SmallCap Information Technology ETF	—	(61,642,537)	61,642,537
S&P SmallCap Materials ETF	—	(2,417,498)	2,417,498
S&P SmallCap Utilities ETF(1)	—	(2,366,489)	2,366,489

(1)	The tax year-end is October 31. The reclassifications presented are estimates as of August 31, 2018.

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

83

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Subsequent Event

Effective as of the open of markets on September 24, 2018, Invesco S&P SmallCap Utilities ETF changed its name, underlying index, investment objective and principal investment strategy. The new name and underlying index are Invesco S&P SmallCap Utilities & Communication Services ETF and S&P SmallCap 600® Capped Utilities & Communication Services Index, respectively.

84

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco DWA Momentum & Low Volatility Rotation ETF, Invesco DWA SmallCap Momentum ETF, Invesco DWA Tactical Multi-Asset Income ETF, Invesco DWA Tactical Sector Rotation ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (thirteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Invesco DWA Momentum & Low Volatility Rotation ETF(1)

Invesco DWA SmallCap Momentum ETF(2)

Invesco DWA Tactical Multi-Asset Income ETF(3)

Invesco DWA Tactical Sector Rotation ETF(2)

Invesco S&P SmallCap Consumer Discretionary ETF(2)

Invesco S&P SmallCap Consumer Staples ETF(2)

Invesco S&P SmallCap Energy ETF(2)

Invesco S&P SmallCap Financials ETF(2)

Invesco S&P SmallCap Health Care ETF(2)

Invesco S&P SmallCap Industrials ETF(2)

Invesco S&P SmallCap Information Technology ETF(2)

Invesco S&P SmallCap Materials ETF(2)

Invesco S&P SmallCap Utilities ETF(2)

(1)

Statement of operations for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 and statement of changes in net assets for the period November 1, 2017 through August 31, 2018, for the year ended October 31, 2017, and for the period July 11, 2016 (commencement of investment operations) through October 31, 2016

(2)

Statement of operations for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 and statement of changes in net assets for the period November 1, 2017 through August 31, 2018 and for each of the two years in the period ended October 31, 2017

(3)

Statement of operations for the period November 1, 2017 through August 31, 2018 and for the year ended October 31, 2017 and statement of changes in net assets for the period November 1, 2017 through August 31, 2018, for the year ended October 31, 2017, and for the period March 7, 2016 (commencement of investment operations) through October 31, 2016

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our

85

Report of Independent Registered Public Accounting Firm (continued)

procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

86

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2018.

In addition to the fees and expenses which the Invesco DWA Momentum & Low Volatility Rotation ETF, Invesco DWA Tactical Multi-Asset Income ETF and Invesco DWA Tactical Sector Rotation ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA Momentum & Low Volatility Rotation ETF (DWLV)
Actual	$1,000.00	$1,093.90	0.15%	$0.79
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77
Invesco DWA SmallCap Momentum ETF (DWAS)
Actual	1,000.00	1,176.20	0.60	3.29
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
Invesco DWA Tactical Multi-Asset Income ETF (DWIN)
Actual	1,000.00	1,025.30	0.25	1.28
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco DWA Tactical Sector Rotation ETF (DWTR)
Actual	1,000.00	1,129.00	0.15	0.80
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77

87

Fees and Expenses (continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
Actual	$1,000.00	$1,227.60	0.29%	$1.63
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Consumer Staples ETF (PSCC)
Actual	1,000.00	1,251.90	0.29	1.65
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Energy ETF (PSCE)
Actual	1,000.00	1,171.30	0.29	1.59
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Financials ETF (PSCF)
Actual	1,000.00	1,148.00	0.29	1.57
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Health Care ETF (PSCH)
Actual	1,000.00	1,358.00	0.29	1.72
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Industrials ETF (PSCI)
Actual	1,000.00	1,194.30	0.29	1.60
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Information Technology ETF (PSCT)
Actual	1,000.00	1,169.60	0.29	1.59
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Materials ETF (PSCM)
Actual	1,000.00	1,088.80	0.29	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Utilities ETF (PSCU)
Actual	1,000.00	1,149.50	0.29	1.57
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

88

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended August 31, 2018:

	Qualified Dividend Income*	Dividends- Received Deduction*
Invesco DWA Momentum & Low Volatility Rotation ETF	76%	48%
Invesco DWA SmallCap Momentum ETF	100%	100%
Invesco DWA Tactical Multi-Asset Income ETF	12%	9%
Invesco DWA Tactical Sector Rotation ETF	100%	100%
Invesco S&P SmallCap Consumer Discretionary ETF	87%	87%
Invesco S&P SmallCap Consumer Staples ETF	64%	64%
Invesco S&P SmallCap Energy ETF	100%	100%
Invesco S&P SmallCap Financials ETF	75%	74%
Invesco S&P SmallCap Health Care ETF	0%	0%
Invesco S&P SmallCap Industrials ETF	100%	100%
Invesco S&P SmallCap Information Technology ETF	100%	100%
Invesco S&P SmallCap Materials ETF	100%	100%
Invesco S&P SmallCap Utilities ETF	77%	77%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal period.

89

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	221	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	221	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

90

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	221	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	221	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	221	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

91

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum***—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	221	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.
***	Effective September 19, 2018, Mr. Nussbaum resigned from the Board of Trustees of the Trust.

92

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	221	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

93

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

94

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

95

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SCS-AR-1	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2018.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the RegistrantPricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the series of the Registrant with a fiscal year end of August 31, 2018 aggregate fees for pre-approved services rendered to these series as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

Fees Billed by PwC for Services Rendered to the Registrant for fiscal Year End 2018

Audit Fees	$ 811,670
Audit-Related Fees	$ 0
Tax Fees(1)	$ 373,580
All Other Fees	$ 0
Total Fees	$ 1,185,250

(1)      Tax fees for the fiscal year ended August 31, 2018 includes fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations and the 2017 State Source Income Analysis.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last fiscal year as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 662,000
Tax Fees	$ 0
All Other Fees	$ 0
Total Fees	$ 662,000

(1)        Audit-Related fees for the fiscal year end 2018 include fees billed related to reviewing controls at a service organization.

 (e)(1) Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:    June 26, 2009

Amended:    June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

PwC billed Invesco and Affiliates additional aggregate fees of $2,211,000 for the fiscal year ended August 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $3,247,000 for the fiscal year ended August 31, 2018.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule#2-01(f)(14) of Regulation S-X, of approximately $25 million and non-audit services of approximately $16 million for the fiscal year ended 2018. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board of the Trust (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications , PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

    PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Change in Registrant’s Independent Public Accountant -attached as Exhibit 99.ACCT

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust II

By: /s/ Daniel E. Draper

Name: Daniel E. Draper
Title: President

Date: 11/07/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daniel E. Draper

Name: Daniel E. Draper
Title: President

Date: 11/07/2018

By: /s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date: 11/07/2018